UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. ------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code: 617-578-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 35.15%, 34.89%, and 34.92%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 27.19%.

MARKET ENVIRONMENT / CONDITIONS

2017 was marked by a revival of the interest rate cycle with tightening from the low rates implemented in the wake of the financial crisis taking place in several markets, including the U.S. and the U.K. Central banks are lessening support of liquidity with quantitative easing programs ending or scaling back. Inflation has increased across most of the developed markets though wage growth generally remains muted despite tighter labor markets. GDP (Gross Domestic Product) growth has been positive with Europe, a laggard in recovering from the financial crisis, experiencing an acceleration over the year and Japan continuing to experience strong growth in the wake of the ‘Abenomics’ stimulus. Despite concerns over geopolitical risks, emerging markets also fared well over 2017, outstripping their developed market counterparts in the international indices.

International equity returns were strong for U.S. dollar-based investors with the MSCI All Country World ex-U.S. Index returning 27.2% over 2017. Within that, emerging markets returned 37.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during 2017 due to positive stock selection contributions. A number of holdings within the Portfolio made significant contributions to outperformance, either positively or negatively.

Naspers (South Africa), the media conglomerate, enjoyed a strong run of performance in 2017. One of the key challenges for the company remains establishing the value of the diverse investments held within the group beyond its large and listed Tencent (China) stake. To address this, the company focused its December capital markets day on various steps it plans to take to lower the share price discount to Net Asset Value. The company plans to improve disclosure around the Internal Rates of Return it has achieved on investments outside of Tencent. Greater transparency should help investors better value the company’s Portfolio of assets and more fully reflect the skill management have demonstrated in allocating capital.

Mercadolibre (Argentina) is a South American e-commerce platform with an associated payments business. In order to avert the competitive threat posed by Amazon entering some of their markets, MercadoLibre has introduced a number of initiatives. Free delivery, akin to Amazon Prime, has proven the most successful of these, with the corresponding increase in Gross Merchandise Value topping 68% in Brazil and 128% in Mexico year over year. Whilst this rollout has impacted short term margins (much as when Amazon launched Prime) we believe that the investment is a sensible one.

Samsung Electronics (South Korea), the electronics company, also showed strong returns through the first nine months of 2017. Having also performed very well through 2016, on the back of anticipated corporate changes, namely increased pay-outs and share buybacks, a number of earnings reports through 2017 have highlighted rising memory prices and higher content in low and mid-end smartphones.

DSV (Denmark) is a Danish logistics company. The company has quietly and successfully executed a growth strategy drawing on operational and capital allocation excellence. Transportation and logistics is a low margin, commoditised business, and therefore executing a strategy that turns a difficult, cyclical industry into a steady, predictable growing business is a testament to the management at DSV.

SMC (Japan), the automation engineer, has spent the post financial crisis years expanding its customer base across end markets and making sizeable capital investments equivalent to 5% of sales. To that end, its global market share has risen from 26% to 34% since before the crisis began. Capital spend has focused on low cost production bases in Vietnam and the Czech Republic. The company has achieved a number of significant milestones in recent quarters that saw their shares perform particularly well.

In terms of stocks which detracted from performance over the year, food retailer Magnit (Russia) was first amongst these. The company is currently undergoing a new store roll out program in addition to an existing store refurbishment program. Both of these initiatives will be detrimental to near term margins for the benefit of long term margins and profitability. This has been known to us for some time. What was surprising in the fourth quarter was that the company decided to initiate a capital raising by issuing new equity despite a healthy balance sheet.

Shimano (Japan), the Japanese leisure company, has built an enviable market share position in bicycle components, fishing equipment and related leisure pursuits, but like many stocks, now looks to China as its main growth market. Having grown strongly between 2011 and 2014, the market turned down in subsequent years. The key to further growth relies on higher component share per bicycle and the higher value of those components as new cycling enthusiasts trade up. With 70% share of the world market, we still believe Shimano is best positioned to exploit this opportunity.

Svenska Handelsbanken (Sweden), the Swedish universal bank, produced strong financial numbers during the fourth quarter but the stock has nevertheless been under pressure for much for the past year. There was little negative news of long term significance, with the ‘macro’ picture cited as the biggest on-going concern. Swedish house prices are falling and housing starts are rising, which in combination could put pressure on mortgage volumes. Costs are rising as the bank invests more in information technology and in preparation for Brexit, as it transforms its U.K. operation from a branch structure to a subsidiary. We believe that both of these are temporary factors.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

Overall positioning did not change significantly during the year, as might be expected given the low turnover and bottom up approach of the Portfolio. One key underweight remained the Energy sector where the Portfolio had no direct holdings following the sale of Tullow Oil (U.K.) early in 2017. While oil prices have firmed, the most immediate and attractive beneficiaries of that (and new tax rules) are likely to be the lower cost and agile fracking producers in the U.S. which the Portfolio cannot own. By and large, exploration and development activity outside the U.S. remains muted with capital expenditure contracts keenly fought over by service companies.

The Portfolio remained most overweight in Industrials and Information Technology and we continued to find attractive companies in these sectors. New holdings in Industrials over 2017 included building materials company Kingspan (Ireland), though we sold Volvo Trucks (Sweden) whose successful restructuring appeared unlikely to yield sustainable longer term top line growth and LafargeHolcim (Switzerland) where merger benefits had run their course. In Information Technology, we sold Russian search engine Yandex whose market position was being eroded by Google’s dominance in smartphone penetration. Proceeds were reinvested in existing Portfolio holdings, including online food delivery aggregator Just Eat (U.K.). We consider the holdings within these overweight sectors to be sufficiently diversified but it is worth noting the high quality bias within the Industrial holdings. When there is an unanticipated upturn in economic growth combined with low interest rates, highly indebted, low quality cyclical companies tend to benefit most (at least initially) from any acceleration in earnings growth.

We are aware of these exposures but will buy holdings in companies if we consider that their longer term fundamentals justify doing so.

Other changes to the Portfolio in 2017 included buying investment bank Credit Suisse (Switzerland) which is now refocusing on wealth management, particularly in Asia, and Brazilian private tertiary education provider Kroton Educacional (Brazil). We added to the Portfolio’s exposure to online clothing retailing through the recent purchase of boohoo.com (U.K). We also sold out of Japanese insurance company MS&AD Insurance (Japan).

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	35.15	9.34	0.92
Class B	34.89	9.06	0.66
Class E	34.92	9.17	0.77
MSCI All Country World ex-U.S. Index	27.19	6.80	1.84

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Naspers, Ltd. - N Shares	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
Samsung Electronics Co., Ltd.	3.7
MercadoLibre, Inc.	2.8
Nestle S.A.	2.3
Atlas Copco AB - B Shares	2.2
SAP SE	2.1
Ryanair Holdings plc(ADR)	1.9
Japan Exchange Group, Inc.	1.8
Rio Tinto plc	1.8

Top Countries

% of Net Assets
United Kingdom	13.3
Japan	12.6
Germany	6.4
Switzerland	6.0
Taiwan	5.0
South Korea	4.7
Ireland	4.7
Denmark	4.7
South Africa	4.6
Canada	4.5

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.73%	$1,000.00	$1,125.70	$3.91
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,124.10	$5.25
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class E (a)	Actual	0.88%	$1,000.00	$1,124.40	$4.71
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Argentina—2.8%
MercadoLibre, Inc.	166,967	$52,537,836

Australia—2.1%
Brambles, Ltd.	1,701,605	13,339,446
Cochlear, Ltd.	145,371	19,407,327
Seek, Ltd.	451,398	6,681,588

		39,428,361

Brazil—1.9%
Itau Unibanco Holding S.A. (ADR)	1,108,908	14,415,804
Kroton Educacional S.A.	3,756,300	20,802,326

		35,218,130

Canada—4.5%
Constellation Software, Inc.	41,477	25,144,235
Fairfax Financial Holdings, Ltd.	57,929	30,846,616
Restaurant Brands International, Inc.	284,987	17,518,652
Ritchie Bros. Auctioneers, Inc. (a)	317,265	9,495,742

		83,005,245

China—3.3%
Alibaba Group Holding, Ltd. (ADR) (b)	142,062	24,495,751
Baidu, Inc. (ADR) (b)	90,780	21,261,584
Ctrip.com International, Ltd. (ADR) (b)	332,644	14,669,600

		60,426,935

Denmark—4.7%
DSV A/S	352,406	27,745,584
Novo Nordisk A/S - Class B	417,070	22,415,504
Novozymes A/S - B Shares	326,806	18,669,865
Pandora A/S	160,566	17,474,328

		86,305,281

Finland—1.9%
Kone Oyj - Class B	351,273	18,849,741
Sampo Oyj - A Shares	288,106	15,827,219

		34,676,960

France—3.9%
Bureau Veritas S.A.	614,461	16,799,614
Edenred	591,559	17,137,772
Essilor International S.A.	110,731	15,269,277
Legrand S.A.	303,916	23,365,671

		72,572,334

Germany—6.4%
Brenntag AG	225,178	14,204,528
Continental AG	63,370	17,108,319
Deutsche Boerse AG	274,180	31,781,378
MTU Aero Engines AG	93,316	16,690,155
SAP SE	338,198	37,922,088

		117,706,468

Hong Kong—3.9%
AIA Group, Ltd.	2,797,800	23,860,529
Hang Seng Bank, Ltd.	837,500	20,765,153
Hong Kong Exchanges and Clearing, Ltd.	879,000	26,848,266

		71,473,948

Ireland—4.7%
CRH plc	532,551	19,086,934
James Hardie Industries plc	787,565	13,864,079
Kingspan Group plc	417,106	18,238,461
Ryanair Holdings plc (ADR) (b)	344,752	35,919,711

		87,109,185

Japan—12.6%
Denso Corp.	378,300	22,712,411
FANUC Corp.	78,100	18,764,204
Japan Exchange Group, Inc.	1,947,100	33,731,521
Nidec Corp.	180,300	25,309,356
Rakuten, Inc.	1,680,700	15,370,255
Shimano, Inc.	163,400	22,990,454
SMC Corp.	70,800	29,154,395
Square Enix Holdings Co., Ltd.	353,100	16,765,479
Sumitomo Mitsui Trust Holdings, Inc.	523,200	20,778,036
Toyota Tsusho Corp.	665,400	26,742,333

		232,318,444

Netherlands—1.5%
Heineken Holding NV	276,697	27,336,865

Panama—1.2%
Copa Holdings S.A. - Class A	161,575	21,660,745

Peru—1.1%
Credicorp, Ltd.	96,635	20,044,998

Russia—0.8%
Magnit PJSC (GDR)	526,557	14,402,083

Singapore—1.5%
United Overseas Bank, Ltd.	1,408,864	27,793,132

South Africa—4.6%
Discovery, Ltd.	496,352	7,461,119
Naspers, Ltd. - N Shares	281,776	78,511,071

		85,972,190

South Korea—4.7%
NAVER Corp.	22,948	18,632,172
Samsung Electronics Co., Ltd.	29,126	69,198,269

		87,830,441

Spain—2.4%
Bankinter S.A.	1,926,467	18,234,506
Grifols S.A.	7,450	217,844
Industria de Diseno Textil S.A.	742,814	25,836,231

		44,288,581

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sweden—3.7%
Atlas Copco AB - B Shares	1,048,603	$40,106,121
Svenska Handelsbanken AB - A Shares	2,113,303	28,847,692

		68,953,813

Switzerland—6.0%
Cie Financiere Richemont S.A. (a)	215,537	19,515,347
Credit Suisse Group AG	1,020,822	18,170,939
Ferguson plc	275,309	19,699,103
Nestle S.A.	501,819	43,122,375
SGS S.A.	3,834	9,993,814

		110,501,578

Taiwan—5.0%
Hon Hai Precision Industry Co., Ltd.	6,003,584	19,124,183
Taiwan Semiconductor Manufacturing Co., Ltd.	9,548,000	73,367,446

		92,491,629

United Kingdom—13.3%
ASOS plc (b)	163,763	14,841,260
boohoo.com plc (b)	3,626,949	9,230,651
British American Tobacco plc	304,792	20,570,556
Burberry Group plc	508,773	12,300,059
Capita plc	1,357,409	7,338,769
Experian plc	1,045,318	22,973,194
Hargreaves Lansdown plc	760,654	18,503,128
Howden Joinery Group plc	1,824,123	11,488,930
Just Eat plc (b)	2,002,333	21,005,196
Prudential plc	1,027,528	26,417,918
Rio Tinto plc	624,706	32,970,202
Rolls-Royce Holdings plc (b)	712,396	8,107,721
St. James’s Place plc	1,017,391	16,817,108
Unilever NV	435,958	24,494,008

		247,058,700

United States—0.6%
Pricesmart, Inc.	122,980	10,588,578

Total Common Stocks (Cost $1,194,473,906)		1,831,702,460

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $10,830,512 on 01/02/18, collateralized by $10,955,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $11,048,391.	10,830,031	10,830,031

Total Short-Term Investments (Cost $10,830,031)		10,830,031

Securities Lending Reinvestments (c)—0.5%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.4%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $149,790 on 01/02/18, collateralized by $151,346 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $152,882.	149,761	149,761
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,200,187 on 01/02/18, collateralized by $1,081,477 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,224,000.	1,200,000	1,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $500,086 on 01/02/18, collateralized by $518,004, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $508,398.	500,000	500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $900,155 on 01/02/18, collateralized by $926,640 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $918,004.	900,000	900,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $500,106 on 01/02/18, collateralized by $513,005 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $510,002.	500,000	500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,100,357 on 01/02/18, collateralized by $3,175,423 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,142,365.	2,100,000	2,100,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,100,336 on 01/02/18, collateralized by $6,332,888 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,142,001.	2,100,000	2,100,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $402,584 on 01/02/18, collateralized by various Common Stock with a value of $445,461.	400,000	400,000

		8,349,761

Time Deposits—0.1%
Australia New Zealand Bank 1.330%, 01/02/18	300,000	300,000

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Bank of Montreal 1.400%, 01/03/18	400,000	$400,000
Nordea Bank New York 1.300%, 01/02/18	300,000	300,000
Standard Chartered plc 1.490%, 01/02/18	300,000	300,000

		1,300,000

Total Securities Lending Reinvestments (Cost $9,649,761)		9,649,761

Total Investments—100.2% (Cost $1,214,953,698)		1,852,182,252
Other assets and liabilities (net)—(0.2)%		(3,863,776)

Net Assets—100.0%		$1,848,318,476

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $9,545,510 and the collateral received consisted of cash in the amount of $9,649,761. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Banks	8.2
Capital Markets	7.9
Internet Software & Services	7.5
Machinery	5.8
Insurance	5.6
Software	4.3
Media	4.2
Semiconductors & Semiconductor Equipment	4.0
Trading Companies & Distributors	3.9
Technology Hardware, Storage & Peripherals	3.7

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$52,537,836	$—	$—	$52,537,836
Australia	—	39,428,361	—	39,428,361
Brazil	14,415,804	20,802,326	—	35,218,130
Canada	83,005,245	—	—	83,005,245
China	60,426,935	—	—	60,426,935
Denmark	—	86,305,281	—	86,305,281
Finland	—	34,676,960	—	34,676,960
France	—	72,572,334	—	72,572,334
Germany	—	117,706,468	—	117,706,468
Hong Kong	—	71,473,948	—	71,473,948
Ireland	35,919,711	51,189,474	—	87,109,185
Japan	—	232,318,444	—	232,318,444
Netherlands	—	27,336,865	—	27,336,865
Panama	21,660,745	—	—	21,660,745
Peru	20,044,998	—	—	20,044,998
Russia	—	14,402,083	—	14,402,083
Singapore	—	27,793,132	—	27,793,132
South Africa	—	85,972,190	—	85,972,190
South Korea	—	87,830,441	—	87,830,441
Spain	—	44,288,581	—	44,288,581
Sweden	—	68,953,813	—	68,953,813
Switzerland	—	110,501,578	—	110,501,578
Taiwan	—	92,491,629	—	92,491,629
United Kingdom	—	247,058,700	—	247,058,700
United States	10,588,578	—	—	10,588,578
Total Common Stocks	298,599,852	1,533,102,608	—	1,831,702,460
Total Short-Term Investment*	—	10,830,031	—	10,830,031
Total Securities Lending Reinvestments*	—	9,649,761	—	9,649,761
Total Investments	$298,599,852	$1,553,582,400	$—	$1,852,182,252

Collateral for Securities Loaned (Liability)	$—	$(9,649,761)	$—	$(9,649,761)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,852,182,252
Cash denominated in foreign currencies (c)	7,159,206
Receivable for:
Investments sold	992,941
Fund shares sold	128,806
Dividends and interest	2,461,846
Prepaid expenses	4,917

Total Assets	1,862,929,968
Liabilities
Collateral for securities loaned	9,649,761
Payables for:
Investments purchased	1,119,612
Fund shares redeemed	2,135,714
Accrued Expenses:
Management fees	1,039,066
Distribution and service fees	77,656
Deferred trustees’ fees	145,572
Other expenses	444,111

Total Liabilities	14,611,492

Net Assets	$1,848,318,476

Net Assets Consist of:
Paid in surplus	$1,191,573,576
Undistributed net investment income	21,306,719
Accumulated net realized loss	(1,895,750)
Unrealized appreciation on investments and foreign currency transactions	637,333,931

Net Assets	$1,848,318,476

Net Assets
Class A	$1,469,714,769
Class B	356,742,717
Class E	21,860,990
Capital Shares Outstanding*
Class A	109,407,948
Class B	26,985,989
Class E	1,644,579
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.43
Class B	13.22
Class E	13.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,214,953,698.
(b)	Includes securities loaned at value of $9,545,510.
(c)	Identified cost of cash denominated in foreign currencies was $7,060,984.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$35,032,616
Interest	10,852
Securities lending income	395,104

Total investment income	35,438,572
Expenses
Management fees	14,314,340
Administration fees	56,909
Custodian and accounting fees	511,935
Distribution and service fees—Class B	865,766
Distribution and service fees—Class E	31,295
Audit and tax services	53,820
Legal	39,251
Trustees’ fees and expenses	53,124
Shareholder reporting	114,590
Insurance	11,745
Miscellaneous	134,849

Total expenses	16,187,624
Less management fee waiver	(2,207,868)
Less broker commission recapture	(6,078)

Net expenses	13,973,678

Net Investment Income	21,464,894

Net Realized and Unrealized Gain
Net realized gain on:
Investments	109,842,450
Foreign currency transactions	148,290

Net realized gain	109,990,740

Net change in unrealized appreciation on:
Investments	407,420,914
Foreign currency transactions	240,315

Net change in unrealized appreciation	407,661,229

Net realized and unrealized gain	517,651,969

Net Increase in Net Assets From Operations	$539,116,863

(a)	Net of foreign withholding taxes of $3,972,795.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,464,894	$24,341,523
Net realized gain	109,990,740	20,507,495
Net change in unrealized appreciation	407,661,229	49,687,389

Increase in net assets from operations	539,116,863	94,536,407

From Distributions to Shareholders
Net investment income
Class A	(17,587,214)	(22,026,648)
Class B	(3,469,294)	(4,502,541)
Class E	(232,526)	(277,159)

Total distributions	(21,289,034)	(26,806,348)

Decrease in net assets from capital share transactions	(321,838,239)	(132,969,753)

Total increase (decrease) in net assets	195,989,590	(65,239,694)

Net Assets
Beginning of period	1,652,328,886	1,717,568,580

End of period	$1,848,318,476	$1,652,328,886

Undistributed net investment income
End of period	$21,306,719	$21,001,178

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	431,646	$5,060,048	1,776,846	$16,348,957
Reinvestments	1,487,920	17,587,214	2,355,791	22,026,648
Redemptions	(23,217,031)	(280,691,731)	(13,671,793)	(139,027,979)

Net decrease	(21,297,465)	$(258,044,469)	(9,539,156)	$(100,652,374)

Class B
Sales	967,341	$11,333,315	1,567,775	$14,649,867
Reinvestments	297,794	3,469,294	488,345	4,502,541
Redemptions	(6,445,066)	(75,960,334)	(5,044,780)	(49,581,962)

Net decrease	(5,179,931)	$(61,157,725)	(2,988,660)	$(30,429,554)

Class E
Sales	85,936	$979,935	65,039	$640,436
Reinvestments	19,874	232,526	29,899	277,159
Redemptions	(324,586)	(3,848,506)	(287,283)	(2,805,420)

Net decrease	(218,776)	$(2,636,045)	(192,345)	$(1,887,825)

Decrease derived from capital shares transactions		$(321,838,239)		$(132,969,753)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$10.06	$9.71		$10.07	$10.54	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	(b)	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	3.37	0.36		(0.34)	(0.48)	1.26

Total from investment operations	3.52	0.51		(0.18)	(0.32)	1.42

Less Distributions
Distributions from net investment income	(0.15)	(0.16)		(0.18)	(0.15)	(0.16)

Total distributions	(0.15)	(0.16)		(0.18)	(0.15)	(0.16)

Net Asset Value, End of Period	$13.43	$10.06		$9.71	$10.07	$10.54

Total Return (%) (c)	35.15	5.38		(1.97)	(3.10)	15.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85		0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.73	0.73		0.74	0.75	0.77
Ratio of net investment income to average net assets (%)	1.24	1.49	(b)	1.56	1.58	1.70
Portfolio turnover rate (%)	8	11		12	8	19
Net assets, end of period (in millions)	$1,469.7	$1,315.2		$1,361.8	$1,490.0	$1,680.7

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.90	$9.56		$9.91	$10.38	$9.15

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.12	(b)	0.13	0.14	0.13 (e)
Net realized and unrealized gain (loss) on investments	3.32	0.35		(0.33)	(0.48)	1.23

Total from investment operations	3.44	0.47		(0.20)	(0.34)	1.36

Less Distributions
Distributions from net investment income	(0.12)	(0.13)		(0.15)	(0.13)	(0.13)

Total distributions	(0.12)	(0.13)		(0.15)	(0.13)	(0.13)

Net Asset Value, End of Period	$13.22	$9.90		$9.56	$9.91	$10.38

Total Return (%) (c)	34.89	5.05		(2.17)	(3.34)	15.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10		1.12	1.12	1.13
Net ratio of expenses to average net assets (%) (d)	0.98	0.98		0.99	1.00	1.03
Ratio of net investment income to average net assets (%)	0.99	1.25	(b)	1.31	1.32	1.34 (e)
Portfolio turnover rate (%)	8	11		12	8	19
Net assets, end of period (in millions)	$356.7	$318.6		$336.0	$387.3	$434.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.96	$9.61		$9.97	$10.43	$9.19

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	(b)	0.14	0.15	0.15
Net realized and unrealized gain (loss) on investments	3.33	0.36		(0.34)	(0.48)	1.23

Total from investment operations	3.46	0.49		(0.20)	(0.33)	1.38

Less Distributions
Distributions from net investment income	(0.13)	(0.14)		(0.16)	(0.13)	(0.14)

Total distributions	(0.13)	(0.14)		(0.16)	(0.13)	(0.14)

Net Asset Value, End of Period	$13.29	$9.96		$9.61	$9.97	$10.43

Total Return (%) (c)	34.92	5.24		(2.15)	(3.19)	15.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00		1.02	1.02	1.02
Net ratio of expenses to average net assets (%) (d)	0.88	0.88		0.89	0.90	0.92
Ratio of net investment income to average net assets (%)	1.08	1.34	(b)	1.42	1.43	1.56
Portfolio turnover rate (%)	8	11		12	8	19
Net assets, end of period (in millions)	$21.9	$18.6		$19.8	$22.8	$26.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, broker commission recapture and expired capital loss carryforwards. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,830,031 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,349,761. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$136,021,601	$0	$447,987,010

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$14,314,340	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,216,849,449
Gross unrealized appreciation	658,383,720
Gross unrealized depreciation	(23,050,917)

Net unrealized appreciation (depreciation)	$635,332,803

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$21,289,034	$26,806,348	$—	$—	$21,289,034	$26,806,348

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$21,452,290	$—	$635,438,180	$—	$656,890,470

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $110,177,360.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Brighthouse Funds Trust II :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 4.10%, 3.85%, and 3.95%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

2017 began as a follow-up of the fourth quarter of 2016 with risk sentiment high driving risk assets higher. The underlying economic data was solid in the first quarter, but mixed in the second quarter and broadly positive in the second half of the year.

Global rate markets sold off in the final week of June after hawkish narratives from across G10 central banks. In the third quarter, U.S. Treasury yields trended generally lower throughout the quarter to reach a nadir on September 7th as investors flocked to safe haven assets on the back of ongoing geopolitical uncertainty on the Korean peninsula. After five consecutive months of poor inflation readings, inflation rebounded in the month of September. At its September meeting, the Federal Reserve announced that its well-telegraphed balance sheet reduction program would commence in October, and its intentions to continue with normalization despite some recently weak inflation data. Finally, in the fourth quarter, the dramatic flattening of the yield curve continued and yields hit a multi-month high on December 20th after the Senate approved the $1.5 trillion tax bill; the first overhaul of the U.S. tax code in more than 30 years and President Trump’s first legislative victory in what has been a captious and controversial inaugural year for the new president. Global rates continued their gradual trend higher over the quarter, while the Federal Reserve increased its benchmark interest rate by 25 basis points (“bps”) for the third time in 2017, taking the rate to 1.25-1.50%.

In spite of the record $142 billion in corporate issuance in the first quarter, demand for credit easily digested the supply of paper, pulling credit spreads tighter in both investment grade and high yield markets. Investment grade credit, high yield, and emerging markets debt all performed exceedingly well in 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s allocations to non-agency mortgages, collateralized loan obligations, emerging markets, and high yield, as well as overweights to commercial mortgage-backed securities, asset-backed securities, and municipal bonds contributed positively to performance during the period. The Portfolio’s duration and curve positioning, as well as foreign currency positioning were the main detractors from performance during the period.

During the beginning of 2017, we positioned the Portfolio around expectations of higher interest rates globally from firming global growth. To benefit from this regime, we maintained an underweight duration bias and preference for attractive yielding sectors of the market benefitting from increased consumer confidence such as securitized assets, high yield, and emerging markets.

Over the summer, we reduced the Portfolio’s duration underweight as volatility remained low, global growth started to plateau following a strong recovery, and inflation expectations declined. Our goal was to increase the Portfolio’s income with the view that a lack of catalyst in the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply.

Going into the third quarter, we increased the Portfolio’s duration underweight as we believe synchronized global growth alongside less accommodative central banks will help buoy rates into year end. We favored income-oriented opportunities in areas such as securitized assets and emerging markets as the demand for yield persists in keeping valuations rich in credit sectors, albeit with healthy fundamentals.

During the fourth quarter, synchronized global growth alongside less accommodative central banks and the potential for U.S. tax reform pushed rates higher from their intra-year lows in September. During the quarter, we maintained the Portfolio’s underweight to duration as accelerating global growth, the potential for tax reform, and low market volatility drove risk assets and rates higher into year end. In anticipation of strengthening inflation in 2018, we added inflation protection on the front end of the curve. The Portfolio was

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

positioned with a focus on generating income through allocations to securitized assets, emerging market bonds, and select corporate bonds (investment grade and high yield) with a preference for idiosyncratic stories given overall rich valuations. Within investment grade credit, we maintained underweights in Utilities and Industrials for most of the quarter. We ended the quarter with a continued overweight in emerging markets as synchronized developed market growth bodes well for the sector.

The Portfolio employed derivatives such as futures, forwards, options, and swaps during the reporting period in an effort to manage duration, yield curve, convexity, and credit exposures. The derivatives performed as expected during the period.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	4.10	2.79	4.18
Class B	3.85	2.53	3.92
Class E	3.95	2.64	4.03
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	73.2
Corporate Bonds & Notes	28.0
Asset-Backed Securities	13.1
Municipals	6.3
Mortgage-Backed Securities	6.1
Foreign Government	4.5
Floating Rate Loans	0.6
Preferred Stocks	0.2

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.62%	$1,000.00	$1,012.70	$3.15
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B	Actual	0.87%	$1,000.00	$1,011.40	$4.41
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E	Actual	0.76%	$1,000.00	$1,011.90	$3.85
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—73.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—36.0%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/30	1,480,946	$1,483,795
2.500%, 07/01/30	388,580	389,154
2.500%, 08/01/30	3,228,142	3,234,371
2.500%, 09/01/30	1,756,621	1,760,011
2.500%, 11/01/30	3,489,754	3,493,749
2.500%, 06/01/31	909,076	908,518
2.500%, 07/01/31	2,794,705	2,792,991
2.500%, 10/01/31	6,423,416	6,419,183
2.500%, 11/01/31	4,713,767	4,711,185
2.500%, 03/01/32	4,227,504	4,224,424
3.000%, 04/01/28	213,345	217,975
3.000%, 05/01/28	272,169	278,046
3.000%, 08/01/28	154,140	157,629
3.000%, 10/01/28	468,890	478,625
3.000%, 11/01/28	3,621,974	3,700,482
3.000%, 12/01/28	1,092,486	1,116,917
3.000%, 01/01/29	337,983	345,172
3.000%, 04/01/29	1,454,022	1,485,492
3.000%, 05/01/29	2,087,018	2,130,711
3.000%, 08/01/29	2,560,932	2,616,265
3.000%, 09/01/29	861,032	880,414
3.000%, 03/01/30	1,270,916	1,299,544
3.000%, 04/01/30	1,105,896	1,129,737
3.000%, 05/01/30	1,583,868	1,618,135
3.000%, 07/01/30	1,316,426	1,344,236
3.000%, 08/01/30	5,965,902	6,091,162
3.000%, 09/01/30	2,408,612	2,459,870
3.000%, 08/01/31	6,256,629	6,383,453
3.000%, 06/01/32	4,885,937	4,991,991
3.000%, 10/01/32	466,656	476,891
3.000%, 11/01/32	1,673,096	1,709,633
3.500%, 08/01/28	674,307	696,813
3.500%, 10/01/28	3,531,449	3,666,292
3.500%, 11/01/28	4,071,630	4,227,154
3.500%, 02/01/29	6,156,489	6,390,846
3.500%, 04/01/29	1,788,595	1,848,557
3.500%, 05/01/29	4,183,040	4,331,476
3.500%, 06/01/29	2,644,481	2,745,380
3.500%, 07/01/29	9,775,188	10,149,178
3.500%, 09/01/29	237,015	246,097
3.500%, 12/01/29	12,270,912	12,749,680
3.500%, 08/01/30	1,132,504	1,176,318
3.500%, 01/01/32	1,244,742	1,292,092
3.500%, 04/01/32	368,897	383,346
3.500%, 11/01/32	1,706,351	1,778,220
3.500%, 12/01/32	561,690	586,044
4.000%, 01/01/25	6,771	6,968
4.000%, 02/01/25	2,891,577	3,002,615
4.000%, 09/01/25	516,319	537,798
4.000%, 10/01/25	1,558,449	1,623,489
4.000%, 01/01/26	497,598	518,454
4.000%, 04/01/26	366,670	383,824
4.000%, 07/01/26	1,383,392	1,448,059
4.000%, 08/01/26	686,560	714,994
4.500%, 12/01/20	420,408	427,851

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 02/01/25	456,096	479,685
4.500%, 04/01/25	95,538	100,792
4.500%, 07/01/25	344,418	363,384
4.500%, 06/01/26	2,211,997	2,333,731
Fannie Mae 20 Yr. Pool 3.000%, 10/01/36	128,971	131,063
3.000%, 11/01/36	1,284,986	1,308,380
3.000%, 12/01/36	1,989,686	2,025,075
5.000%, 05/01/23	2,373	2,547
Fannie Mae 30 Yr. Pool 3.500%, 01/01/47	583,249	602,267
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	8,158,570	8,214,676
3.000%, 01/01/43	5,538,589	5,571,876
3.000%, 02/01/43	2,583,287	2,601,773
3.000%, 03/01/43	21,288,710	21,413,778
3.000%, 04/01/43	14,209,761	14,296,194
3.000%, 05/01/43	19,417,608	19,553,927
3.000%, 06/01/43	2,467,437	2,489,004
3.000%, 07/01/43	1,378,383	1,385,754
3.000%, 08/01/43	1,129,345	1,135,216
3.000%, 06/01/46	867,286	871,055
3.000%, 07/01/46	7,401,718	7,419,060
3.000%, 08/01/46	16,469,031	16,507,898
3.000%, 09/01/46	10,852,125	10,881,987
3.000%, 10/01/46	6,596,720	6,615,829
3.000%, 11/01/46	4,648,552	4,664,401
3.000%, 01/01/47	450,865	452,701
3.000%, 02/01/47	1,063,289	1,067,018
3.000%, 03/01/47	3,454,131	3,464,117
3.000%, TBA (a)	127,894,000	127,894,000
3.500%, 01/01/42	851,503	879,913
3.500%, 04/01/42	601,396	621,335
3.500%, 05/01/42	365,561	377,373
3.500%, 06/01/42	998,989	1,033,874
3.500%, 07/01/42	122,134	126,118
3.500%, 08/01/42	222,412	229,666
3.500%, 10/01/42	1,603,695	1,656,905
3.500%, 11/01/42	2,752,421	2,840,748
3.500%, 12/01/42	1,514,319	1,564,420
3.500%, 01/01/43	1,014,169	1,051,152
3.500%, 02/01/43	1,586,283	1,640,374
3.500%, 03/01/43	4,043,968	4,185,874
3.500%, 04/01/43	132,738	137,361
3.500%, 05/01/43	93,986	96,907
3.500%, 06/01/43	1,405,249	1,447,844
3.500%, 07/01/43	15,132,716	15,660,817
3.500%, 08/01/43	8,208,371	8,491,740
3.500%, 09/01/43	137,773	142,630
3.500%, 10/01/43	150,918	156,419
3.500%, 11/01/43	1,402,754	1,450,785
3.500%, 01/01/44	4,652,599	4,820,404
3.500%, 05/01/44	2,244,449	2,326,127
3.500%, 06/01/44	11,431,671	11,804,751
3.500%, 07/01/44	60,627	62,700

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 02/01/45	1,202,763	$1,241,277
3.500%, 07/01/45	3,599,749	3,718,679
3.500%, 11/01/45	3,837,430	3,972,503
3.500%, 03/01/46	1,342,671	1,385,462
3.500%, 04/01/46	471,753	488,295
3.500%, 05/01/46	855,631	882,931
3.500%, 06/01/46	8,127,933	8,388,646
3.500%, 08/01/46	1,756,971	1,813,151
3.500%, 09/01/46	1,822,837	1,882,706
3.500%, 11/01/46	3,331,576	3,449,910
3.500%, 12/01/46	3,598,293	3,722,122
3.500%, 01/01/47	7,243,579	7,507,364
3.500%, 02/01/47	662,824	686,302
3.500%, 05/01/47	2,194,512	2,268,689
3.500%, 09/01/47	701,354	725,438
3.500%, 10/01/47	298,136	308,696
3.500%, 11/01/47	1,346,327	1,396,206
3.500%, TBA (a)	21,309,842	21,848,908
4.000%, 08/01/33	1,380,837	1,444,186
4.000%, 06/01/39	977,462	1,027,858
4.000%, 12/01/39	91,504	96,145
4.000%, 07/01/40	1,194,569	1,254,938
4.000%, 08/01/40	2,166,927	2,276,848
4.000%, 10/01/40	5,828,346	6,165,738
4.000%, 11/01/40	388,390	407,991
4.000%, 12/01/40	1,998,490	2,099,264
4.000%, 04/01/41	194,670	204,425
4.000%, 09/01/41	5,060,870	5,315,164
4.000%, 10/01/41	321,909	338,075
4.000%, 12/01/41	1,319,224	1,404,763
4.000%, 01/01/42	1,320,729	1,394,103
4.000%, 02/01/42	3,157,117	3,315,746
4.000%, 05/01/42	1,275,765	1,350,058
4.000%, 06/01/42	702,068	737,274
4.000%, 07/01/42	4,842,134	5,148,394
4.000%, 08/01/42	371,011	389,611
4.000%, 09/01/42	923,050	969,406
4.000%, 12/01/42	2,585,186	2,737,651
4.000%, 01/01/43	1,131,002	1,187,707
4.000%, 03/01/43	233,238	246,231
4.000%, 10/01/43	834,306	876,116
4.000%, 11/01/43	3,992,717	4,243,199
4.000%, 01/01/44	2,896,499	3,078,430
4.000%, 02/01/44	2,766,549	2,939,938
4.000%, 05/01/44	4,165,886	4,427,367
4.000%, 07/01/44	278,309	292,709
4.000%, 08/01/44	907,610	965,114
4.000%, 12/01/44	2,382,901	2,525,943
4.000%, 01/01/45	429,899	456,234
4.000%, 02/01/45	1,285,182	1,361,602
4.000%, 03/01/45	1,138,553	1,202,529
4.000%, 04/01/45	1,033,509	1,096,833
4.000%, 05/01/45	1,064,351	1,128,761
4.000%, 10/01/45	7,642,274	8,091,130
4.000%, 11/01/45	2,647,087	2,803,097

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 12/01/45	5,284,367	5,597,519
4.000%, 01/01/46	5,630,804	5,911,812
4.000%, 02/01/46	1,860,335	1,968,913
4.000%, 06/01/46	4,242,679	4,465,492
4.000%, 07/01/46	4,304,271	4,549,623
4.000%, 11/01/46	319,376	339,828
4.000%, 12/01/46	1,466,554	1,556,257
4.000%, 01/01/47	1,705,533	1,809,465
4.000%, 03/01/47	2,796,818	2,956,263
4.000%, 08/01/47 (b)	62,019,986	64,924,484
4.000%, TBA (a)	2,021,000	2,112,103
4.500%, 08/01/39	1,393,608	1,489,363
4.500%, 11/01/39	387,074	417,540
4.500%, 01/01/40	45,910	49,639
4.500%, 04/01/40	102,718	110,986
4.500%, 05/01/40	271,396	292,205
4.500%, 06/01/40	259,539	279,437
4.500%, 07/01/40	504,363	540,094
4.500%, 08/01/40	3,503,242	3,755,631
4.500%, 11/01/40	999,988	1,072,151
4.500%, 07/01/41	296,634	317,986
4.500%, 08/01/41	118,812	126,506
4.500%, 09/01/41	1,094,415	1,172,003
4.500%, 10/01/41	217,082	234,209
4.500%, 01/01/42	205,494	220,260
4.500%, 06/01/42	162,771	173,312
4.500%, 08/01/42	1,137,244	1,216,018
4.500%, 09/01/42	3,217,160	3,444,446
4.500%, 09/01/43	1,132,620	1,207,473
4.500%, 10/01/43	1,589,467	1,694,143
4.500%, 12/01/43	1,857,750	1,978,058
4.500%, 01/01/44	1,893,178	2,024,978
4.500%, 09/01/45	886,444	961,635
4.500%, 11/01/45	575,644	622,585
4.500%, 12/01/45	1,478,081	1,590,608
4.500%, 07/01/46	6,402,842	6,958,025
4.500%, 09/01/46	726,718	792,010
4.500%, 10/01/47	1,590,478	1,733,767
4.500%, 12/01/47	2,031,000	2,194,098
5.000%, 11/01/32	5,236	5,640
5.000%, 09/01/35	247,128	268,436
5.000%, 06/01/39	10,689,990	11,606,662
5.000%, 04/01/41	37,017	39,975
5.000%, 07/01/41	485,593	523,697
5.000%, 08/01/41	488,159	526,445
5.000%, 01/01/42	52,319	56,231
5.000%, TBA (a)	2,460,000	2,643,972
5.500%, 11/01/32	1,249,754	1,381,547
5.500%, 12/01/32	209,428	231,646
5.500%, 01/01/33	812,792	898,124
5.500%, 12/01/33	270,096	299,047
5.500%, 05/01/34	2,167,363	2,405,134
5.500%, 08/01/37	2,243,620	2,488,128
5.500%, 02/01/38	352,583	392,589
5.500%, 03/01/38	241,275	268,073

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 04/01/38	114,442	$125,268
5.500%, 06/01/38	411,068	457,201
5.500%, 12/01/38	309,005	338,254
5.500%, 01/01/39	388,159	427,914
5.500%, 08/01/39	306,121	337,112
5.500%, 12/01/39	547,483	603,126
5.500%, 04/01/40	90,059	99,159
5.500%, 04/01/41	298,993	328,267
5.500%, TBA (a)	3,696,000	4,049,843
6.000%, 02/01/34	248,587	282,470
6.000%, 08/01/34	187,003	212,639
6.000%, 04/01/35	2,957,275	3,358,033
6.000%, 06/01/36	406,783	463,071
6.000%, 02/01/38	552,766	622,948
6.000%, 03/01/38	198,673	224,551
6.000%, 05/01/38	645,388	731,410
6.000%, 10/01/38	766,656	864,990
6.000%, 12/01/38	219,243	247,674
6.000%, 04/01/40	2,504,161	2,824,431
6.000%, 09/01/40	249,194	280,139
6.000%, 06/01/41	569,431	643,458
6.500%, 05/01/40	3,610,033	4,035,654
Fannie Mae Connecticut Avenue Securities (CMO) 3.752%, 1M USD LIBOR + 2.200%, 01/25/30 (c)	795,826	804,001
4.402%, 1M USD LIBOR + 2.850%, 11/25/29 (c)	574,043	596,751
4.552%, 1M USD LIBOR + 3.000%, 10/25/29 (c)	246,328	258,960
5.102%, 1M USD LIBOR + 3.550%, 07/25/29 (c)	1,289,928	1,401,807
5.152%, 1M USD LIBOR + 3.600%, 01/25/30 (c)	1,350,000	1,344,863
5.552%, 05/25/30 (c)	1,140,000	1,182,081
5.802%, 1M USD LIBOR + 4.250%, 04/25/29 (c)	1,620,000	1,842,860
7.302%, 1M USD LIBOR + 5.750%, 07/25/29 (c)	683,032	795,917
Fannie Mae Pool 4.000%, 01/01/41	487,176	514,128
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	73,947	77,590
Fannie Mae-ACES (CMO) 0.127%, 08/25/24 (c) (d)	111,734,710	904,481
2.698%, 01/25/39 (c) (d)	4,826,125	547,884
Freddie Mac 15 Yr. Gold Pool 2.500%, 08/01/29	1,303,500	1,306,484
2.500%, 12/01/29	324,412	324,084
2.500%, 05/01/30	1,265,815	1,264,580
2.500%, 07/01/30	861,586	860,905
2.500%, 08/01/30	2,502,079	2,500,495
2.500%, 09/01/30	3,211,913	3,208,934
2.500%, TBA (a)	14,394,000	14,369,260
3.000%, 01/01/30	989,872	1,009,531
3.000%, 04/01/30	4,824,019	4,922,310
3.000%, 05/01/30	773,381	789,498
3.000%, 06/01/30	34,061	34,750
3.000%, 07/01/30	1,786,976	1,822,693
3.000%, 08/01/30	567,890	579,302
3.000%, TBA (a)	11,848,000	12,063,648
3.500%, TBA (a)	6,972,000	7,202,812

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/42	2,898,262	2,914,236
3.000%, 01/01/43	1,928,972	1,939,804
3.000%, 03/01/43	4,355,549	4,380,680
3.000%, 07/01/43	12,262,488	12,329,453
3.000%, 09/01/46	1,275,586	1,278,093
3.000%, 12/01/46	6,322,604	6,337,651
3.000%, TBA (a)	34,996,779	34,991,295
3.500%, 04/01/42	2,508,826	2,597,327
3.500%, 05/01/42	38,911	40,155
3.500%, 08/01/42	3,185,276	3,294,735
3.500%, 10/01/42	157,592	162,328
3.500%, 11/01/42	1,218,025	1,256,983
3.500%, 01/01/43	1,392,348	1,436,831
3.500%, 06/01/43	342,912	354,474
3.500%, 01/01/44	741,239	767,703
3.500%, 04/01/44	2,550,315	2,641,459
3.500%, 05/01/44	638,662	661,701
3.500%, 06/01/44	448,955	464,317
3.500%, 07/01/44	121,380	125,888
3.500%, 08/01/44	502,025	519,971
3.500%, 09/01/44	953,445	987,884
3.500%, 08/01/45	7,403,896	7,668,815
3.500%, 09/01/45	207,353	215,061
3.500%, 01/01/46	1,220,767	1,259,171
3.500%, 03/01/46	897,333	925,412
3.500%, 05/01/46	1,002,368	1,033,733
3.500%, 07/01/46	3,395,157	3,516,651
3.500%, 03/01/47	2,586,287	2,677,745
3.500%, 10/01/47	1,498,078	1,553,482
3.500%, TBA (a)	49,069,164	50,390,469
4.000%, 08/01/40	330,597	347,061
4.000%, 09/01/40	386,490	408,551
4.000%, 10/01/40	158,542	167,995
4.000%, 11/01/40	716,041	758,731
4.000%, 04/01/41	18,686	19,618
4.000%, 10/01/41	658,640	696,659
4.000%, 09/01/43	495,307	525,657
4.000%, 04/01/44	1,061,235	1,124,094
4.000%, 08/01/44	3,719,214	3,946,937
4.000%, 02/01/45	350,909	368,800
4.000%, 09/01/45	1,613,857	1,699,790
4.000%, 10/01/45	2,034,140	2,146,430
4.000%, 12/01/45 (b)	14,888,086	15,573,727
4.000%, 01/01/47	8,789,855	9,287,271
4.000%, 08/01/47	2,592,255	2,749,329
4.000%, TBA (a)	10,241,000	10,709,045
4.500%, 02/01/39	1,398,187	1,488,162
4.500%, 08/01/39	1,228,672	1,311,008
4.500%, 12/01/39	300,745	320,921
4.500%, 07/01/40	92,236	98,414
4.500%, 05/01/41	1,797,397	1,917,129
4.500%, 05/01/42	1,769,444	1,887,534
4.500%, 10/01/43	944,432	1,005,684
4.500%, 12/01/43	2,298,592	2,460,355
4.500%, 11/01/47	8,603,610	9,161,995

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.000%, 10/01/41	766,290	$837,320
5.000%, 11/01/41	6,462,308	7,066,841
5.500%, 02/01/35	187,010	207,749
5.500%, 09/01/39	192,507	211,574
5.500%, 01/01/40	166,199	181,666
5.500%, 07/01/40	191,977	209,840
5.500%, 06/01/41	2,708,237	2,992,879
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.456%, 01/25/25 (c) (d)	4,826,532	132,823
0.609%, 03/25/27 (c) (d)	9,700,184	461,560
0.675%, 04/25/27 (c) (d)	16,663,362	883,668
0.847%, 06/25/27 (c) (d)	2,641,769	158,437
1.086%, 03/25/26 (c) (d)	3,029,448	215,134
2.653%, 08/25/26	400,000	395,301
2.770%, 05/25/25	1,110,000	1,106,589
3.120%, 09/25/26 (c)	1,080,000	1,103,921
3.187%, 09/25/27 (c)	390,000	399,916
3.300%, 10/25/26	440,000	455,885
3.347%, 11/25/26 (c)	490,000	509,497
3.531%, 07/25/23 (c)	500,000	525,183
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 4.052%, 03/25/30 (c)	2,600,000	2,692,813
4.202%, 1M USD LIBOR + 2.650%, 12/25/29 (c)	1,060,153	1,096,343
4.802%, 1M USD LIBOR + 3.250%, 07/25/29 (c)	1,320,000	1,414,571
5.002%, 1M USD LIBOR + 3.450%, 10/25/29 (c)	1,516,843	1,650,045
5.352%, 1M USD LIBOR + 3.800%, 03/25/29 (c)	1,310,000	1,462,177
6.002%, 03/25/30 (c)	1,290,000	1,382,023
6.702%, 1M USD LIBOR + 5.150%, 10/25/29 (c)	880,000	979,787
FREMF Mortgage Trust (CMO) 3.637%, 08/25/48 (144A) (c)	270,000	272,950
3.726%, 10/25/49 (144A) (c)	129,333	123,273
3.880%, 02/25/24 (144A) (c)	1,810,000	1,842,417
3.981%, 03/25/27 (144A) (c)	855,556	865,161
Ginnie Mae I 30 Yr. Pool 3.500%, 01/15/42	480,378	498,199
3.500%, 02/15/42	208,369	215,729
3.500%, 04/15/42	410,819	427,609
3.500%, 05/15/42	403,002	419,775
3.500%, 08/15/42	550,317	571,797
3.500%, 11/15/42	361,680	374,337
3.500%, 12/15/42	1,247,840	1,299,491
3.500%, 01/15/43	558,443	579,660
3.500%, 02/15/43	846,043	879,466
3.500%, 03/15/43	434,983	450,844
3.500%, 04/15/43	2,482,079	2,580,662
3.500%, 05/15/43	2,909,865	3,023,828
3.500%, 06/15/43	738,635	769,214
3.500%, 07/15/43	2,562,043	2,667,981
4.000%, 07/20/39	427,307	449,703
4.000%, 01/15/41	1,482,326	1,555,143
4.000%, 03/15/41	990,612	1,035,227
4.000%, 12/15/41	25,943	27,097
4.500%, 02/15/42 (b)	11,809,645	12,579,310

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 12/15/38	339,796	368,604
5.000%, 07/15/39	935,121	1,013,829
5.000%, 10/15/39	413,781	453,200
5.000%, 09/15/40	33,014	36,166
5.000%, 12/15/40	1,122,558	1,217,435
5.500%, 04/15/33	30,246	33,543
6.500%, 04/15/33	48,147	53,415
8.500%, 05/15/22	544	548
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	89,004,000	89,810,599
3.500%, 12/20/41	4,364,658	4,536,365
3.500%, 10/20/42	453,989	471,851
3.500%, 01/20/43	407,746	423,790
3.500%, 04/20/43	333,881	347,018
3.500%, 10/20/46	2,730,285	2,834,887
3.500%, TBA (a)	98,207,496	101,521,999
4.000%, 04/20/39	56,251	59,198
4.000%, 09/20/40	114,083	120,067
4.000%, 10/20/40	1,270,463	1,337,249
4.000%, 11/20/40	711,791	749,151
4.000%, 12/20/40	2,671,145	2,811,528
4.000%, 01/20/41	2,323,986	2,445,891
4.000%, 02/20/41	41,381	43,556
4.000%, 04/20/42	1,169,404	1,230,759
4.000%, 07/20/43	220,002	231,402
4.000%, 08/20/44	959,841	1,011,457
4.000%, 10/20/46	223,723	234,215
4.000%, 02/20/47	325,191	339,237
4.000%, TBA (a)	40,571,000	42,289,518
4.500%, 12/20/39	96,052	101,878
4.500%, 01/20/40	119,532	126,785
4.500%, 02/20/40	94,489	100,217
4.500%, 05/20/40	6,429	6,818
4.500%, 08/20/40	227,600	241,392
4.500%, 05/20/41	12,510,863	13,269,290
4.500%, 06/20/41	1,210,556	1,282,916
4.500%, 07/20/41	758,581	803,626
4.500%, 11/20/41	115,190	122,001
4.500%, 11/20/44	267,174	282,116
5.000%, 10/20/33	999,432	1,095,891
5.000%, 10/20/39	339,370	369,763
5.000%, 07/20/42	426,871	461,864
Government National Mortgage Association (CMO) 0.676%, 02/16/50 (c) (d)	1,887,348	95,246
0.716%, 06/16/53 (c) (d)	1,511,500	41,675
0.734%, 03/16/55 (c) (d)	3,620,883	200,813
0.741%, 02/16/59 (c) (d)	7,475,091	542,680
0.759%, 11/16/53 (c) (d)	1,089,420	39,203
0.773%, 05/16/59 (c) (d)	2,186,006	153,339
0.791%, 02/16/53 (c) (d)	18,763,087	834,935
0.802%, 07/16/59 (c) (d)	2,063,704	146,052
0.810%, 05/16/59 (c) (d)	3,113,745	213,734
0.825%, 08/16/41 (d)	4,313,839	70,524
0.897%, 09/16/55 (c) (d)	2,209,802	146,503
0.910%, 06/16/58 (c) (d)	2,749,667	204,946

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.984%, 08/15/58 (c) (d)	7,465,994	$578,797
1.000%, 02/16/39 (d)	6,146,879	79,576
1.007%, 08/16/58 (c) (d)	3,868,113	295,260
1.037%, 05/16/58 (c) (d)	2,634,191	214,153
1.064%, 12/16/57 (c) (d)	3,816,329	287,206
1.126%, 04/16/58 (c) (d)	6,994,215	577,152

		1,399,746,733

U.S. Treasury—37.2%
U.S. Treasury Bonds 2.750%, 11/15/47 (e)	30,437,000	30,486,936
2.875%, 05/15/43	29,381,000	30,210,784
2.875%, 11/15/46	7,929,000	8,133,729
3.000%, 02/15/47	5,257,000	5,528,680
3.125%, 02/15/43	28,907,000	31,055,829
3.625%, 08/15/43 (e) (f)	27,595,000	32,206,383
3.750%, 11/15/43 (f)	32,490,000	38,712,597
4.250%, 05/15/39	7,463,000	9,432,824
4.375%, 11/15/39	7,270,000	9,354,161
4.500%, 08/15/39	7,242,000	9,460,145
U.S. Treasury Notes 1.250%, 04/30/19 (e)	89,849,000	89,136,525
1.250%, 05/31/19 (e)	84,511,000	83,811,143
1.500%, 04/15/20	36,984,000	36,640,164
1.500%, 05/15/20 (e)	35,775,000	35,432,622
1.500%, 06/15/20	56,524,000	55,954,344
1.500%, 03/31/23	11,475,000	11,062,617
1.625%, 11/15/22	26,745,000	26,063,838
1.625%, 04/30/23	11,164,000	10,823,411
1.750%, 11/30/19 (e)	117,157,000	116,864,108
1.750%, 11/15/20 (e)	22,221,000	22,093,403
1.750%, 05/31/22 (e)	50,526,000	49,645,742
1.750%, 09/30/22	27,349,000	26,800,952
1.875%, 12/15/20 (e)	7,016,000	6,995,719
1.875%, 04/30/22 (e)	51,150,000	50,538,598
2.000%, 11/30/22 (e)	253,506,000	251,198,700
2.000%, 04/30/24 (g)	42,025,000	41,266,580
2.000%, 05/31/24	41,570,000	40,793,810
2.000%, 02/15/25	14,197,000	13,878,122
2.000%, 08/15/25	15,044,000	14,666,137
2.000%, 11/15/26	30,652,000	29,664,192
2.125%, 11/30/24 (e)	14,348,000	14,159,683
2.125%, 05/15/25	13,761,000	13,550,822
2.250%, 11/15/25	14,751,000	14,621,353
2.250%, 02/15/27	30,003,000	29,609,211
2.250%, 11/15/27 (e)	31,359,000	30,916,789
2.625%, 08/15/20	16,668,000	16,959,039
2.625%, 11/15/20	103,504,000	105,371,924

		1,443,101,616

Total U.S. Treasury & Government Agencies (Cost $2,853,163,468)		2,842,848,349

Corporate Bonds & Notes—28.0%
Security Description	Principal Amount*	Value

Advertising—0.1%
ACE03 MH1 B2 Zero Coupon, 08/15/30	734,241	563,249
Interpublic Group of Cos., Inc. (The) 4.000%, 03/15/22	1,468,000	1,517,292

		2,080,541

Aerospace/Defense—0.4%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	702,141
4.750%, 10/07/44 (144A)	132,000	147,381
Harris Corp. 2.700%, 04/27/20	706,000	708,838
Lockheed Martin Corp. 3.550%, 01/15/26	815,000	846,276
3.600%, 03/01/35	1,860,000	1,874,984
4.070%, 12/15/42	380,000	400,041
4.090%, 09/15/52	594,000	621,803
Northrop Grumman Corp. 2.930%, 01/15/25	3,480,000	3,459,324
3.850%, 04/15/45	840,000	846,640
United Technologies Corp. 1.778%, 05/04/18 (h)	3,052,000	3,047,333
4.050%, 05/04/47 (b)	2,545,000	2,663,797
4.150%, 05/15/45	836,000	890,560

		16,209,118

Agriculture—0.3%
BAT Capital Corp. 4.390%, 08/15/37 (144A)	3,020,000	3,171,310
Reynolds American, Inc. 2.300%, 06/12/18	1,321,000	1,322,549
3.250%, 06/12/20	561,000	570,029
4.450%, 06/12/25	5,615,000	5,986,969

		11,050,857

Airlines—0.4%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,249,977
American Airlines Pass-Through Trust 3.375%, 05/01/27	3,222,028	3,218,613
Delta Air Lines, Inc. 2.875%, 03/13/20	8,220,000	8,267,699
Gol Finance, Inc. 7.000%, 01/31/25 (144A)	620,000	609,466
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,144,960	1,113,474
United Airlines Pass-Through Trust 4.750%, 04/11/22	322,642	333,677

		15,792,906

Auto Manufacturers—0.8%
Ford Motor Credit Co. LLC 3.219%, 01/09/22	9,970,000	10,031,424
General Motors Financial Co., Inc. 3.100%, 01/15/19	814,000	818,356

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.150%, 06/30/22	4,710,000	$4,706,337
3.200%, 07/06/21	5,255,000	5,306,294
3.700%, 11/24/20 (b)	1,345,000	1,380,754
4.000%, 01/15/25 (b)	1,821,000	1,871,023
Hyundai Capital America 2.550%, 04/03/20 (144A)	8,645,000	8,574,446

		32,688,634

Auto Parts & Equipment—0.1%
Aptiv plc 4.250%, 01/15/26	1,455,000	1,544,080
4.400%, 10/01/46	1,052,000	1,083,640

		2,627,720

Banks—7.5%
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (i)	200,000	71,991
Bank of America Corp. 2.250%, 04/21/20	2,535,000	2,536,771
2.328%, 10/01/21 (c)	17,105,000	17,056,779
2.369%, 3M USD LIBOR + 0.660%, 07/21/21 (c)	9,445,000	9,428,456
3.248%, 10/21/27	1,588,000	1,575,803
3.300%, 01/11/23	3,130,000	3,201,990
3.500%, 04/19/26	2,440,000	2,494,663
3.593%, 3M USD LIBOR + 1.370%, 07/21/28 (b) (c)	1,115,000	1,133,346
3.875%, 08/01/25	4,570,000	4,820,568
4.183%, 11/25/27	3,030,000	3,164,127
Bank of New York Mellon Corp. (The) 4.625%, 3M USD LIBOR + 3.131%, 09/20/26 (c)	2,405,000	2,444,081
Barclays plc 4.950%, 01/10/47	2,231,000	2,475,663
BB&T Corp. 2.450%, 01/15/20	1,530,000	1,535,064
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	6,010,000	6,023,075
3.800%, 01/10/24 (144A) (b)	808,000	835,976
BPCE S.A. 3.000%, 05/22/22 (144A)	3,500,000	3,498,061
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,163,995
Citigroup, Inc. 1.800%, 02/05/18	2,960,000	2,959,690
2.500%, 07/29/19	3,634,000	3,645,152
2.900%, 12/08/21	5,925,000	5,963,991
3.500%, 05/15/23	1,535,000	1,562,459
3.668%, 3M USD LIBOR + 1.390%, 07/24/28 (c)	5,555,000	5,635,822
3.875%, 03/26/25	1,530,000	1,566,182
3.887%, 3M USD LIBOR + 1.563%, 01/10/28 (c)	760,000	786,662
4.125%, 07/25/28	5,250,000	5,410,940
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	5,997,303
2.300%, 12/03/18	1,395,000	1,395,954
2.650%, 05/26/22	4,875,000	4,830,417

Banks—(Continued)
Credit Agricole S.A. 3.250%, 10/04/24 (144A)	4,820,000	4,787,572
Credit Suisse AG 3.000%, 10/29/21 (b)	1,015,000	1,025,415
Credit Suisse Group AG 4.282%, 01/09/28 (144A)	812,000	846,591
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20	3,269,000	3,281,745
4.875%, 05/15/45	753,000	866,733
Fifth Third Bank 2.250%, 06/14/21	3,062,000	3,032,727
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19	950,000	947,136
2.350%, 11/15/21	4,120,000	4,057,539
2.600%, 04/23/20	2,774,000	2,777,777
2.625%, 01/31/19	3,624,000	3,639,656
2.625%, 04/25/21	2,055,000	2,053,572
2.750%, 09/15/20	1,326,000	1,332,626
4.017%, 10/31/38 (c)	1,370,000	1,408,896
HSBC Holdings plc 2.650%, 01/05/22	8,160,000	8,105,837
4.041%, 3M USD LIBOR + 1.546%, 03/13/28 (c)	1,350,000	1,406,889
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (c)	3,575,000	3,758,219
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	4,790,000	4,755,459
5.017%, 06/26/24 (144A)	5,640,000	5,774,925
Inversiones Atlantida S.A. 8.250%, 07/28/22 (144A)	289,000	298,754
JPMorgan Chase & Co. 2.972%, 01/15/23	11,375,000	11,470,388
3.540%, 3M USD LIBOR + 1.380%, 05/01/28 (c)	2,200,000	2,238,162
3.882%, 3M USD LIBOR + 1.360%, 07/24/38 (c)	9,555,000	9,822,233
3.900%, 07/15/25	1,343,000	1,407,925
Lloyds Banking Group plc 3.750%, 01/11/27	1,715,000	1,741,639
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (b)	4,056,000	4,081,767
Mizuho Financial Group, Inc. 2.953%, 02/28/22	11,295,000	11,306,052
Morgan Stanley 2.750%, 05/19/22	11,380,000	11,338,228
2.800%, 06/16/20	3,889,000	3,924,089
3.591%, 3M USD LIBOR + 1.340%, 07/22/28 (c)	5,530,000	5,580,897
3.700%, 10/23/24	2,435,000	2,516,153
3.750%, 02/25/23	1,545,000	1,601,178
3.971%, 3M USD LIBOR + 1.455%, 07/22/38 (b) (c)	2,565,000	2,656,043
Northern Trust Corp. 3.375%, 3M USD LIBOR + 1.131%, 05/08/32 (c)	1,630,000	1,623,958
Royal Bank of Scotland Group plc 2.886%, 3M USD LIBOR + 1.470%, 05/15/23 (b) (c)	4,275,000	4,321,829
3.498%, 3M USD LIBOR + 1.480%, 05/15/23 (b) (c)	5,295,000	5,306,544
Santander Holdings USA, Inc. 3.400%, 01/18/23 (144A) (b)	3,825,000	3,810,096
3.700%, 03/28/22 (144A) (b)	1,155,000	1,168,899
Santander UK Group Holdings plc 2.875%, 08/05/21	4,355,000	4,344,330

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Corp. 2.650%, 05/19/26	1,246,000	$1,212,126
Sumitomo Mitsui Trust Bank, Ltd. 1.950%, 09/19/19 (144A)	5,465,000	5,421,348
2.050%, 03/06/19 (144A)	15,092,000	15,052,897
U.S. Bancorp 2.950%, 07/15/22	2,475,000	2,508,378
3.150%, 04/27/27	975,000	976,785
UBS Group Funding Switzerland AG 4.125%, 09/24/25 (144A)	650,000	682,145
4.253%, 03/23/28 (144A)	3,380,000	3,561,467
UniCredit S.p.A. 5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (b) (c)	5,725,000	6,100,320
Wells Fargo & Co. 2.600%, 07/22/20	1,285,000	1,292,913
2.625%, 07/22/22	5,265,000	5,236,681

		290,678,519

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,844,000	3,863,288
3.300%, 02/01/23	2,335,000	2,389,390
3.650%, 02/01/26 (b)	9,735,000	10,046,301
4.700%, 02/01/36	1,445,000	1,615,726
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	167,000	175,609
Coca-Cola Icecek A/S 4.215%, 09/19/24 (144A)	434,000	440,576

		18,530,890

Biotechnology—0.5%
Amgen, Inc. 2.125%, 05/01/20	2,559,000	2,545,386
4.400%, 05/01/45	2,028,000	2,206,542
Baxalta, Inc. 4.000%, 06/23/25	2,900,000	2,997,376
Gilead Sciences, Inc. 2.350%, 02/01/20	589,000	591,755
2.500%, 09/01/23	1,447,000	1,428,511
4.000%, 09/01/36 (b)	5,535,000	5,855,635
4.150%, 03/01/47	862,000	916,889
4.500%, 02/01/45	547,000	607,949
4.600%, 09/01/35	564,000	635,501

		17,785,544

Building Materials—0.2%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	2,255,000	2,254,488
Johnson Controls International plc 5.125%, 09/14/45	1,750,000	2,054,274
LafargeHolcim Finance U.S. LLC 4.750%, 09/22/46 (144A)	2,315,000	2,452,571

		6,761,333

Chemicals—0.1%
Agrium, Inc. 4.125%, 03/15/35	755,000	779,983
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	640,000	645,600
Dow Chemical Co. (The) 4.375%, 11/15/42	280,000	294,605
4.625%, 10/01/44	755,000	825,363
E.I. du Pont de Nemours & Co. 2.200%, 05/01/20 (b)	1,100,000	1,099,030
Eastman Chemical Co. 4.800%, 09/01/42	716,000	787,264
Monsanto Co. 3.600%, 07/15/42	570,000	522,243
Sherwin-Williams Co. (The) 4.000%, 12/15/42	240,000	240,648
4.500%, 06/01/47	815,000	891,076

		6,085,812

Commercial Services—0.3%
Moody’s Corp. 2.750%, 12/15/21	2,544,000	2,547,191
Northwestern University 3.662%, 12/01/57 (b)	1,840,000	1,891,153
Total System Services, Inc. 4.800%, 04/01/26	2,815,000	3,045,531
University of Notre Dame du Lac 3.394%, 02/15/48	1,490,000	1,486,035
University of Southern California 3.028%, 10/01/39	901,000	860,050
Wesleyan University 4.781%, 07/01/2116	1,088,000	1,154,955

		10,984,915

Computers—0.7%
Apple, Inc. 2.850%, 05/11/24	11,225,000	11,275,285
3.000%, 02/09/24	1,525,000	1,544,357
3.450%, 02/09/45	683,000	666,559
4.650%, 02/23/46	4,181,000	4,896,096
DXC Technology Co. 2.875%, 03/27/20	1,369,000	1,375,659
Hewlett Packard Enterprise Co. 2.100%, 10/04/19 (144A)	4,395,000	4,364,918
2.850%, 10/05/18	2,705,000	2,718,036
3.600%, 10/15/20	1,906,000	1,946,024
HP, Inc. 3.750%, 12/01/20	357,000	368,396

		29,155,330

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	4,500,000	4,566,870
4.625%, 10/30/20	4,930,000	5,168,029
Air Lease Corp. 2.625%, 07/01/22	4,300,000	4,242,011

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
American Express Credit Corp. 2.250%, 08/15/19	1,959,000	$1,963,093
3.300%, 05/03/27	1,010,000	1,024,920
Blackstone Holdings Finance Co. LLC 4.000%, 10/02/47 (144A)	2,360,000	2,350,626
Credivalores-Crediservicios SAS 9.750%, 07/27/22 (144A)	655,000	679,562
Discover Financial Services 4.100%, 02/09/27	1,108,000	1,134,959
Docuformas SAPI de C.V. 9.250%, 10/11/22 (144A)	320,000	316,000
GE Capital International Funding Co. 4.418%, 11/15/35	5,195,000	5,622,323
ORIX Corp. 2.900%, 07/18/22	1,555,000	1,549,558
SPARC EM SPC Panama Metro Line 2 SP Zero Coupon, 12/05/22 (144A)	200,000	183,500
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,709,227
2.700%, 02/03/20	1,079,000	1,081,697
4.500%, 07/23/25	1,243,000	1,298,940
Tarjeta Naranja S.A. 24.708%, BADLAR + 3.500%, 04/11/22 (144A) (c)	1,016,000	988,060
Visa, Inc. 4.150%, 12/14/35	1,771,000	1,966,270

		35,845,645

Electric—1.7%
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	223,384
Baltimore Gas & Electric Co. 3.500%, 08/15/46	805,000	788,721
Colbun S.A. 3.950%, 10/11/27 (144A)	455,000	453,863
Dominion Energy, Inc. 2.579%, 07/01/20	2,615,000	2,616,094
Duke Energy Corp. 3.750%, 09/01/46	2,280,000	2,254,717
4.800%, 12/15/45	2,075,000	2,398,048
Emera U.S. Finance L.P. 2.150%, 06/15/19	2,058,000	2,049,994
2.700%, 06/15/21	2,106,000	2,100,871
Enel Finance International NV 2.875%, 05/25/22 (144A)	4,485,000	4,472,810
3.500%, 04/06/28 (144A)	6,870,000	6,719,738
3.625%, 05/25/27 (144A)	3,460,000	3,437,696
Entergy Corp. 2.950%, 09/01/26	2,000,000	1,945,888
Eversource Energy 2.900%, 10/01/24	2,965,000	2,942,441
Exelon Corp. 2.450%, 04/15/21	549,000	546,511
2.850%, 06/15/20	965,000	973,998
4.450%, 04/15/46	4,420,000	4,803,318
4.950%, 06/15/35	501,000	571,313

Electric—(Continued)
FirstEnergy Corp. 4.850%, 07/15/47	2,215,000	2,471,914
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	932,000	1,041,091
Genneia S.A. 8.750%, 01/20/22 (144A)	642,000	705,552
Inkia Energy, Ltd. 5.875%, 11/09/27 (144A)	549,000	552,162
ITC Holdings Corp. 2.700%, 11/15/22 (144A)	1,580,000	1,577,143
MidAmerican Energy Co. 4.400%, 10/15/44	837,000	952,931
Northern States Power Co. 3.400%, 08/15/42	1,570,000	1,553,807
Oncor Electric Delivery Co. LLC 4.550%, 12/01/41	1,115,000	1,288,736
Orazul Energy Egenor S. en C. por A. 5.625%, 04/28/27 (144A)	549,000	540,216
Pacific Gas & Electric Co. 3.300%, 12/01/27 (144A)	1,770,000	1,753,443
3.950%, 12/01/47 (144A) (b)	745,000	740,451
Pampa Energia S.A. 7.375%, 07/21/23 (144A) (b)	649,000	707,410
7.500%, 01/24/27 (144A)	560,000	613,278
Southern Co. (The) 4.400%, 07/01/46	2,220,000	2,364,239
Stoneway Capital Corp. 10.000%, 03/01/27 (144A)	1,307,000	1,389,720
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	2,380,000	2,468,859
Virginia Electric & Power Co. 3.500%, 03/15/27	2,495,000	2,579,567
4.000%, 11/15/46	1,050,000	1,123,769
4.200%, 05/15/45	895,000	972,215
4.450%, 02/15/44	287,000	323,799

		65,019,707

Electronics—0.1%
Amphenol Corp. 3.200%, 04/01/24	1,254,000	1,262,478
Honeywell International, Inc. 3.812%, 11/21/47 (144A)	495,000	514,727
Tyco Electronics Group S.A. 3.125%, 08/15/27	645,000	643,674
3.450%, 08/01/24	300,000	308,403

		2,729,282

Engineering & Construction—0.1%
Aeropuerto Internacional de Tocumen S.A. 5.625%, 05/18/36 (144A)	276,000	297,390
Aeropuertos Argentina S.A. 6.875%, 02/01/27 (144A)	279,000	301,663
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	305,505

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Cia Latinoamericana de Infraestructura & Servicios S.A. 9.500%, 07/20/23 (144A)	40,000	$42,602
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	1,932,000	1,907,850

		2,855,010

Environmental Control—0.1%
Waste Management, Inc. 3.900%, 03/01/35	3,362,000	3,524,606

Food—0.1%
Arcor SAIC 6.000%, 07/06/23 (144A)	281,000	298,211
Kraft Heinz Foods Co. 4.375%, 06/01/46	2,530,000	2,506,091
Tyson Foods, Inc. 3.950%, 08/15/24	1,745,000	1,835,167

		4,639,469

Forest Products & Paper—0.2%
Georgia-Pacific LLC 7.375%, 12/01/25	1,415,000	1,800,951
International Paper Co. 4.350%, 08/15/48 (b)	4,245,000	4,431,939

		6,232,890

Gas—0.1%
Dominion Energy Gas Holdings LLC 4.600%, 12/15/44	1,137,000	1,250,907
NiSource Finance Corp. 3.490%, 05/15/27	1,825,000	1,857,560

		3,108,467

Healthcare-Products—0.8%
Abbott Laboratories 3.750%, 11/30/26 (b)	9,750,000	10,011,945
Becton Dickinson & Co. 2.133%, 06/06/19	1,630,000	1,626,338
2.675%, 12/15/19	2,345,000	2,353,475
2.894%, 06/06/22	3,240,000	3,219,732
4.685%, 12/15/44	367,000	401,313
Boston Scientific Corp. 2.650%, 10/01/18	1,872,000	1,879,388
Medtronic, Inc. 4.375%, 03/15/35	2,180,000	2,457,544
Stryker Corp. 4.625%, 03/15/46	805,000	914,170
Thermo Fisher Scientific, Inc. 3.650%, 12/15/25	3,780,000	3,879,114
4.150%, 02/01/24	3,327,000	3,529,131

		30,272,150

Healthcare-Services—0.9%
Aetna, Inc. 3.875%, 08/15/47	1,815,000	1,788,715
4.125%, 11/15/42	475,000	481,067
4.500%, 05/15/42	881,000	943,538
4.750%, 03/15/44	690,000	770,323
AHS Hospital Corp. 5.024%, 07/01/45	490,000	593,009
Anthem, Inc. 1.875%, 01/15/18	5,068,000	5,067,656
2.300%, 07/15/18	7,006,000	7,021,291
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	830,719
Catholic Health Initiatives 4.350%, 11/01/42	550,000	530,957
Cigna Corp. 3.250%, 04/15/25	1,947,000	1,956,494
HCA, Inc. 3.750%, 03/15/19	2,260,000	2,279,775
Kaiser Foundation Hospitals 4.150%, 05/01/47	2,995,000	3,236,222
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,587,168
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	547,000	551,276
Northwell Healthcare, Inc. 4.260%, 11/01/47	572,000	584,941
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	894,394
RWJ Barnabas Health, Inc. 3.949%, 07/01/46	355,000	361,901
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	748,525
SSM Health Care Corp. 3.823%, 06/01/27	1,044,000	1,082,646
Trinity Health Corp. 4.125%, 12/01/45	1,136,000	1,204,511
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	954,914
4.200%, 01/15/47	790,000	851,269
4.625%, 07/15/35	377,000	439,047

		34,760,358

Housewares—0.0%
Newell Brands, Inc. 2.875%, 12/01/19	906,000	913,279
5.375%, 04/01/36	870,000	1,018,236

		1,931,515

Insurance—0.3%
Allstate Corp. (The) 4.200%, 12/15/46	1,150,000	1,254,742
American International Group, Inc. 3.875%, 01/15/35	673,000	675,538
Aon plc 4.750%, 05/15/45	485,000	539,268

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	$374,932
4.350%, 01/30/47	191,000	211,567
Principal Financial Group, Inc. 4.300%, 11/15/46	2,550,000	2,727,478
Travelers Cos., Inc. (The) 4.000%, 05/30/47	1,795,000	1,911,393
4.600%, 08/01/43	945,000	1,091,050
Willis North America, Inc. 3.600%, 05/15/24	4,951,000	5,033,202

		13,819,170

Internet—0.1%
Amazon.com, Inc. 3.875%, 08/22/37 (144A)	5,530,000	5,867,879

Iron/Steel—0.0%
Nucor Corp. 5.200%, 08/01/43	585,000	708,747
Steel Dynamics, Inc. 5.125%, 10/01/21	1,086,000	1,113,150

		1,821,897

Lodging—0.1%
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 05/01/22 (b)	2,060,000	2,204,200

Media—1.3%
Cablevision S.A. 6.500%, 06/15/21 (144A)	277,000	294,227
CBS Corp. 2.300%, 08/15/19	2,077,000	2,075,547
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28	4,440,000	4,254,445
4.464%, 07/23/22	1,856,000	1,936,456
4.908%, 07/23/25	902,000	958,993
5.375%, 05/01/47	4,240,000	4,347,481
6.384%, 10/23/35	1,407,000	1,642,849
6.484%, 10/23/45	993,000	1,157,768
Comcast Corp.
3.200%, 07/15/36	3,930,000	3,737,104
3.375%, 08/15/25	1,578,000	1,619,476
3.400%, 07/15/46 (b)	835,000	790,040
4.250%, 01/15/33	665,000	724,827
4.400%, 08/15/35	2,001,000	2,187,682
4.600%, 08/15/45	650,000	729,081
4.750%, 03/01/44	2,490,000	2,855,455
COX Communications, Inc. 3.150%, 08/15/24 (144A)	3,355,000	3,304,288
CSC Holdings LLC 7.625%, 07/15/18	2,060,000	2,106,350
Discovery Communications LLC 3.800%, 03/13/24	1,616,000	1,639,345

Media—(Continued)
NBCUniversal Enterprise, Inc. 5.250%, 03/19/21 (144A)	1,290,000	1,370,625
NBCUniversal Media LLC 4.450%, 01/15/43	1,095,000	1,194,882
Time Warner Cable LLC 4.125%, 02/15/21	2,130,000	2,193,438
4.500%, 09/15/42	161,000	151,053
5.000%, 02/01/20	1,055,000	1,101,006
5.500%, 09/01/41	588,000	612,865
Time Warner, Inc. 2.100%, 06/01/19	3,352,000	3,345,513
3.600%, 07/15/25	820,000	821,834
4.850%, 07/15/45	1,580,000	1,659,370
Viacom, Inc. 2.750%, 12/15/19	705,000	703,942

		49,515,942

Mining—0.5%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	2,660,000	2,647,258
Barrick Gold Corp. 5.250%, 04/01/42	1,890,000	2,178,981
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	1,980,000	2,427,572
Glencore Funding LLC 4.000%, 03/27/27 (144A)	4,270,000	4,287,155
Newmont Mining Corp. 3.500%, 03/15/22	2,740,000	2,797,193
4.875%, 03/15/42	1,765,000	1,958,627
Nexa Resources S.A. 5.375%, 05/04/27 (144A)	547,000	579,820
Rio Tinto Finance USA plc 4.125%, 08/21/42	1,265,000	1,353,692

		18,230,298

Miscellaneous Manufacturing—0.1%
Eaton Corp. 2.750%, 11/02/22	1,285,000	1,288,758
General Electric Co. 4.500%, 03/11/44	1,924,000	2,131,350
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	306,000	338,792

		3,758,900

Office/Business Equipment—0.1%
Pitney Bowes, Inc. 4.125%, 05/15/22	3,320,000	3,050,250

Oil & Gas—1.6%
Apache Corp. 2.625%, 01/15/23 (b)	1,713,000	1,679,831
4.250%, 01/15/44	5,250,000	5,086,065
BP Capital Markets plc 3.224%, 04/14/24	4,865,000	4,984,842

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Cenovus Energy, Inc. 4.250%, 04/15/27 (b)	2,490,000	$2,484,003
Concho Resources, Inc. 3.750%, 10/01/27	5,720,000	5,794,684
4.875%, 10/01/47	685,000	744,888
Endeavor Energy Resources L.P. / EER Finance, Inc. 7.000%, 08/15/21 (144A)	2,260,000	2,340,682
EOG Resources, Inc. 3.900%, 04/01/35	275,000	280,686
4.150%, 01/15/26 (b)	537,000	571,529
Exxon Mobil Corp. 1.819%, 03/15/19	3,300,000	3,294,730
4.114%, 03/01/46	1,146,000	1,282,644
Geopark, Ltd. 6.500%, 09/21/24 (144A)	641,000	657,480
Hess Corp. 5.800%, 04/01/47	3,805,000	4,234,173
Marathon Petroleum Corp. 5.850%, 12/15/45	1,205,000	1,388,007
Odebrecht Offshore Drilling Finance, Ltd. 6.720%, 12/01/22 (144A)	139,384	59,721
7.720%, 12/01/26 (144A)	382,661	163,956
Petrobras Global Finance B.V. 5.299%, 01/27/25 (144A)	297,000	297,891
5.375%, 01/27/21	1,477,000	1,536,080
5.999%, 01/27/28 (144A)	301,000	301,753
6.125%, 01/17/22	6,286,000	6,671,017
7.375%, 01/17/27 (b)	300,000	330,300
8.375%, 05/23/21	1,656,000	1,888,668
Petroleos Mexicanos 6.500%, 03/13/27 (144A)	3,091,000	3,378,463
Pioneer Natural Resources Co. 4.450%, 01/15/26	660,000	707,412
Resolute Energy Corp. 8.500%, 05/01/20	2,260,000	2,299,550
Shell International Finance B.V. 3.625%, 08/21/42	770,000	760,236
3.750%, 09/12/46	2,305,000	2,350,917
4.125%, 05/11/35	2,166,000	2,362,796
Valero Energy Corp. 3.650%, 03/15/25	2,875,000	2,952,223
Woodside Finance, Ltd. 3.650%, 03/05/25 (144A)	353,000	355,141
YPF S.A. 6.950%, 07/21/27 (144A) (b)	655,000	695,282
8.500%, 03/23/21 (144A)	139,000	157,209
8.750%, 04/04/24	802,000	921,097
8.875%, 12/19/18 (144A) (b)	1,082,000	1,142,592

		64,156,548

Oil & Gas Services—0.2%
Halliburton Co. 3.800%, 11/15/25 (b)	7,135,000	7,415,165
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 01/29/18 (144A)	63,301	27,122

Oil & Gas Services—(Continued)
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	1,832,000	1,855,729

		9,298,016

Packaging & Containers—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	2,190,183	2,223,036

Pharmaceuticals—0.8%
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,458,626
2.900%, 11/06/22 (b)	946,000	948,751
4.400%, 11/06/42	200,000	214,429
4.500%, 05/14/35	11,070,000	12,158,643
Allergan Funding SCS 2.350%, 03/12/18	3,614,000	3,616,863
3.800%, 03/15/25 (b)	4,928,000	5,016,934
Merck & Co., Inc. 3.600%, 09/15/42	1,555,000	1,587,479
Pfizer, Inc. 4.000%, 12/15/36	4,795,000	5,252,834

		32,254,559

Pipelines—0.8%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	535,000	539,592
5.200%, 12/01/47	480,000	500,619
5.500%, 10/15/19	2,260,000	2,345,925
Enbridge, Inc. 2.900%, 07/15/22	2,120,000	2,107,168
3.700%, 07/15/27	1,690,000	1,697,125
Enterprise Products Operating LLC 4.900%, 05/15/46	1,779,000	1,960,093
5.100%, 02/15/45	501,000	571,674
Kinder Morgan Energy Partners L.P. 4.250%, 09/01/24	3,781,000	3,915,907
4.300%, 05/01/24	2,739,000	2,851,731
Kinder Morgan, Inc. 5.050%, 02/15/46	4,950,000	5,137,785
MPLX L.P. 5.200%, 03/01/47	754,000	827,460
Spectra Energy Partners L.P. 4.500%, 03/15/45	2,310,000	2,381,899
Sunoco Logistics Partners Operations L.P. 5.400%, 10/01/47	2,610,000	2,627,626
TransCanada PipeLines, Ltd. 1.875%, 01/12/18	1,111,000	1,110,978
2.500%, 08/01/22	1,407,000	1,398,057
Williams Partners L.P. 4.000%, 09/15/25	2,975,000	3,044,060

		33,017,699

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.000%, 06/15/23	9,715,000	9,689,558

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp. 3.300%, 02/15/21 (b)	1,342,000	$1,366,606
3.450%, 09/15/21	500,000	511,043
Boston Properties L.P. 3.650%, 02/01/26	2,670,000	2,712,417
Crown Castle International Corp. 2.250%, 09/01/21	2,481,000	2,439,150
3.200%, 09/01/24	4,090,000	4,047,591
3.400%, 02/15/21	668,000	682,188
Trust F/1401 6.950%, 01/30/44	280,000	304,500

		21,753,053

Retail—0.3%
CVS Health Corp. 4.000%, 12/05/23	2,205,000	2,292,572
5.125%, 07/20/45	1,170,000	1,340,930
Home Depot, Inc. (The) 5.875%, 12/16/36	1,100,000	1,488,529
Lowe’s Cos., Inc. 4.375%, 09/15/45	1,405,000	1,552,905
McDonald’s Corp. 4.700%, 12/09/35	2,800,000	3,180,436
4.875%, 12/09/45	170,000	196,936
Walgreens Boots Alliance, Inc. 4.650%, 06/01/46 (b)	114,000	120,093
4.800%, 11/18/44	3,270,000	3,520,631

		13,693,032

Savings & Loans—0.1%
Nationwide Building Society 4.125%, 10/18/32 (144A) (b) (c)	2,865,000	2,865,969

Semiconductors—1.1%
Analog Devices, Inc. 3.500%, 12/05/26	3,930,000	3,977,072
3.900%, 12/15/25	347,000	362,750
5.300%, 12/15/45	353,000	419,541
Applied Materials, Inc. 3.300%, 04/01/27	1,717,000	1,746,358
4.350%, 04/01/47	1,427,000	1,600,792
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20 (144A)	12,247,000	12,164,175
3.000%, 01/15/22 (144A)	11,717,000	11,617,753
3.625%, 01/15/24 (144A)	2,185,000	2,172,731
Lam Research Corp. 2.750%, 03/15/20	1,335,000	1,344,450
2.800%, 06/15/21	1,643,000	1,653,311
QUALCOMM, Inc. 2.600%, 01/30/23	3,105,000	3,028,668
4.800%, 05/20/45	571,000	614,137
Xilinx, Inc. 2.950%, 06/01/24	620,000	616,129

		41,317,867

Software—0.9%
Autodesk, Inc. 3.500%, 06/15/27	4,405,000	4,320,978
Fidelity National Information Services, Inc. 4.500%, 08/15/46	15,000	15,636
Microsoft Corp. 3.450%, 08/08/36	5,600,000	5,773,544
3.500%, 02/12/35	1,449,000	1,507,631
4.250%, 02/06/47	4,740,000	5,419,101
Oracle Corp. 3.250%, 05/15/30	1,379,000	1,394,006
3.900%, 05/15/35	1,422,000	1,506,312
4.000%, 07/15/46	1,364,000	1,451,311
VMware, Inc. 2.300%, 08/21/20	12,010,000	11,941,904

		33,330,423

Telecommunications—1.5%
AT&T, Inc. 3.900%, 08/14/27 (b)	4,055,000	4,082,094
4.250%, 03/01/27 (b)	3,005,000	3,063,347
5.150%, 02/14/50	7,580,000	7,674,479
5.250%, 03/01/37 (b)	1,953,000	2,065,539
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	620,000	638,600
Digicel Group, Ltd. 7.125%, 04/01/22 (144A)	238,000	220,390
Juniper Networks, Inc. 3.300%, 06/15/20 (b)	1,478,000	1,497,168
Rogers Communications, Inc. 5.000%, 03/15/44	214,000	247,150
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	3,447,188	3,468,732
Verizon Communications, Inc. 1.996%, 3M USD LIBOR + 0.550%, 05/22/20 (c)	27,890,000	28,052,160
4.125%, 03/16/27	4,095,000	4,269,910
4.400%, 11/01/34	930,000	947,706
4.500%, 08/10/33	3,260,000	3,419,185

		59,646,460

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.125%, 06/15/47	1,180,000	1,292,952
4.150%, 04/01/45	490,000	532,479
4.700%, 09/01/45	665,000	779,103
CSX Corp. 4.250%, 11/01/66	1,290,000	1,288,950
FedEx Corp. 3.900%, 02/01/35	1,975,000	2,006,373
4.900%, 01/15/34	190,000	215,376
Norfolk Southern Corp. 4.050%, 08/15/52 (144A)	1,175,000	1,217,849
Rumo Luxembourg S.a.r.l. 7.375%, 02/09/24 (144A)	1,004,000	1,080,404

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Union Pacific Corp. 3.375%, 02/01/35	668,000	$676,590
3.600%, 09/15/37	1,800,000	1,864,913
3.875%, 02/01/55	1,301,000	1,321,799
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	1,652,807	1,685,417

		13,962,205

Trucking & Leasing—0.2%
Aviation Capital Group LLC 2.875%, 09/17/18 (144A)	3,355,000	3,366,258
GATX Corp. 2.600%, 03/30/20 (b)	1,747,000	1,746,557
3.850%, 03/30/27	650,000	660,861
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A)	2,690,000	2,656,043

		8,429,719

Total Corporate Bonds & Notes (Cost $1,072,302,112)		1,085,568,340

Asset-Backed Securities—13.1%

Asset-Backed - Credit Card—0.0%
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,629,026

Asset-Backed - Home Equity—0.9%
ACE Securities Corp. Home Equity Loan Trust 1.682%, 1M USD LIBOR + 0.130%, 05/25/37 (c)	1,251,808	415,513
Bayview Financial Revolving Asset Trust 2.564%, 1M LIBOR + 0.500%, 05/28/39 (144A) (c)	8,151,188	7,469,767
2.564%, 1M LIBOR + 1.000%, 12/28/40 (144A) (c)	639,344	577,157
Bear Stearns Asset-Backed Securities Trust 1.902%, 1M USD LIBOR + 0.350%, 04/25/37 (c)	2,649,485	2,085,239
2.528%, 1M USD LIBOR + 1.200%, 01/25/36 (c)	228,777	224,516
3.277%, 1M USD LIBOR + 1.725%, 08/25/34 (c)	106,422	105,295
Citigroup Mortgage Loan Trust 1.752%, 1M USD LIBOR + 0.200%, 05/25/37 (c)	2,854,511	2,122,483
1.822%, 1M USD LIBOR + 0.270%, 05/25/37 (c)	1,296,644	971,530
Citigroup Mortgage Loan Trust, Inc. 1.802%, 1M USD LIBOR + 0.250%, 08/25/36 (c)	1,810,000	1,472,012
Countrywide Asset-Backed Certificates 1.872%, 1M USD LIBOR + 0.320%, 10/25/36 (c)	1,649,985	1,556,335
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	336,794	393,060
6.155%, 06/25/35	420,432	466,163
Home Equity Mortgage Loan Asset-Backed Trust 3.577%, 1M USD LIBOR + 2.025%, 07/25/34 (c)	297,299	299,848
Home Equity Mortgage Trust 5.867%, 07/25/36 (h)	794,777	310,129
Home Loan Mortgage Loan Trust 2.197%, 1M LIBOR + 0.720%, 04/15/36 (c)	1,064,574	977,847
Irwin Home Equity Loan Trust 6.030%, 09/25/37 (144A) (h)	415,955	403,854

Asset-Backed - Home Equity—(Continued)
JPMorgan Mortgage Acquisition Trust 6.000%, 07/25/36 (h)	336,121	183,002
6.410%, 07/25/36 (h)	455,786	248,009
MASTR Asset-Backed Securities Trust 1.702%, 1M USD LIBOR + 0.150%, 06/25/36 (c)	1,009,061	589,162
1.812%, 1M USD LIBOR + 0.260%, 06/25/36 (144A) (c)	665,000	531,445
1.832%, 1M USD LIBOR + 0.280%, 05/25/37 (c)	621,846	517,756
Morgan Stanley ABS Capital I, Inc. Trust 1.682%, 1M USD LIBOR + 0.130%, 11/25/36 (c)	5,104,414	3,259,739
Nationstar Home Equity Loan Trust 1.732%, 1M USD LIBOR + 0.180%, 06/25/37 (c)	166,674	165,509
Option One Mortgage Loan Trust 1.762%, 1M USD LIBOR + 0.210%, 03/25/37 (c)	930,000	651,946
5.820%, 03/25/37 (h)	4,994,297	4,911,385
Securitized Asset Backed Receivables LLC Trust 1.742%, 1M USD LIBOR + 0.190%, 11/25/36 (144A) (c)	1,104,641	691,999
Security National Mortgage Loan Trust 1.902%, 1M USD LIBOR + 0.350%, 04/25/37 (144A) (c)	442,333	424,288
WaMu Asset-Backed Certificates WaMu Trust 1.802%, 1M USD LIBOR + 0.250%, 04/25/37 (c)	3,468,006	1,944,768
1.912%, 1M USD LIBOR + 0.360%, 04/25/37 (c)	368,476	209,140
Yale Mortgage Loan Trust 1.952%, 1M USD LIBOR + 0.400%, 06/25/37 (144A) (c)	951,433	423,734

		34,602,630

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust 7.930%, 12/10/25 (c)	4,000,000	2,908,628
BCMSC Trust 7.575%, 06/15/30 (c)	1,270,292	523,157
7.830%, 06/15/30 (c)	1,178,847	501,840
8.290%, 06/15/30 (c)	2,018,917	909,954
Conseco Finance Corp. 6.280%, 09/01/30	596,191	623,781
6.830%, 04/01/30 (c)	141,164	124,869
6.980%, 09/01/30 (c)	1,105,585	921,760
7.500%, 03/01/30 (c)	502,100	391,733
7.860%, 03/01/30 (c)	686,697	552,946
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	1,000,834	661,534
7.970%, 05/01/32	2,316,133	1,192,933
8.060%, 09/01/29 (c)	665,210	364,681
8.200%, 05/01/31	1,828,795	1,240,493
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (c)	720,000	771,634
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (h)	344,000	353,827
Greenpoint Manufactured Housing 8.290%, 12/15/29 (c)	440,000	472,884
9.230%, 12/15/29 (c)	568,390	486,568
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (c)	2,430,000	2,584,738

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (c)	291,616	$260,471
7.620%, 06/15/32 (c)	831,659	692,072
Origen Manufactured Housing Contract Trust 2.677%, 1M USD LIBOR + 1.200%, 10/15/37 (144A) (c)	1,141,603	1,117,861
7.820%, 03/15/32 (c)	349,993	345,000

		18,003,364

Asset-Backed - Other—11.1%
Ajax Mortgage Loan Trust Zero Coupon, 12/25/57 (144A) (c)	2,000,000	1,241,200
3.470%, 04/25/57 (144A) (h)	3,624,294	3,629,736
3.750%, 12/25/57 (144A) (c)	4,580,000	4,580,000
4.000%, 10/25/57 (144A) (h)	861,808	867,908
4.000%, 09/25/65 (144A) (h)	1,217,101	1,215,462
Allegro CLO, Ltd. Zero Coupon, 01/16/30 (144A) (c)	1,270,000	1,270,000
2.606%, 10/16/30 (144A) (c)	400,000	400,546
2.673%, 3M USD LIBOR + 1.310%, 01/21/27 (144A) (c)	940,000	945,186
ALM, Ltd. 2.264%, 10/18/27 (144A) (c)	1,450,000	1,449,268
2.409%, 3M USD LIBOR + 1.050%, 04/16/27 (144A) (c)	2,780,000	2,785,613
2.493%, 3M USD LIBOR + 1.140%, 10/17/26 (144A) (c)	5,115,000	5,124,785
2.528%, 3M USD LIBOR + 1.150%, 07/28/26 (144A) (c)	2,690,000	2,690,000
2.604%, 10/18/27 (144A) (c)	900,000	902,385
2.959%, 3M USD LIBOR + 1.600%, 07/15/26 (144A) (c)	459,000	461,439
3.409%, 3M USD LIBOR + 2.050%, 04/16/27 (144A) (c)	1,385,000	1,384,409
3.409%, 3M USD LIBOR + 2.050%, 07/15/27 (144A) (c)	720,000	718,867
3.478%, 3M USD LIBOR + 2.100%, 07/28/26 (144A) (c)	514,000	516,095
AMMC CLO, Ltd. 2.610%, 11/10/30 (144A) (c)	500,000	502,800
3.032%, 3M USD LIBOR + 1.570%, 05/26/28 (144A) (c)	2,180,000	2,185,879
3.716%, 3M USD LIBOR + 2.300%, 11/15/27 (144A) (c)	620,000	620,813
Anchorage Capital CLO, Ltd. Zero Coupon, 01/15/30 (144A) (c)	3,420,000	3,420,000
2.319%, 10/15/27 (144A) (c)	7,290,000	7,313,182
2.609%, 10/13/30 (144A) (c)	835,000	834,578
2.629%, 3M USD LIBOR + 1.270%, 07/15/30 (144A) (c)	710,000	716,026
2.659%, 10/15/27 (144A) (c)	1,130,000	1,131,983
3.428%, 3M USD LIBOR + 2.050%, 04/28/26 (144A) (c)	710,000	711,901
3.509%, 10/13/30 (144A) (c)	590,000	596,125
3.559%, 3M USD LIBOR + 2.200%, 10/15/26 (144A) (c)	660,000	662,604

Asset-Backed - Other—(Continued)
Anchorage Capital CLO, Ltd. 4.028%, 3M USD LIBOR + 2.650%, 04/28/26 (144A) (c)	250,000	250,920
Apidos CLO 2.337%, 3M USD LIBOR + 0.980%, 01/19/25 (144A) (c)	600,000	602,245
2.459%, 3M USD LIBOR + 1.100%, 04/15/25 (144A) (c)	2,259,264	2,259,267
2.689%, 3M USD LIBOR + 1.330%, 01/16/27 (144A) (c)	750,000	751,158
Arbor Realty Collateralized Loan Obligation, Ltd. 2.233%, 12/15/27 (144A) (c)	1,200,000	1,200,007
3.227%, 1M USD LIBOR + 1.750%, 09/15/25 (144A) (c)	940,000	949,400
Arbor Realty Commercial Real Estate Notes, Ltd. 2.403%, 08/15/27 (144A) (c)	570,000	570,168
3.177%, 1M USD LIBOR + 1.700%, 09/15/26 (144A) (c)	1,590,000	1,606,049
Ares CLO, Ltd. 2.536%, 10/15/30 (144A) (c)	390,000	392,738
2.853%, 3M USD LIBOR + 1.500%, 10/17/24 (144A) (c)	860,000	859,437
3.453%, 3M USD LIBOR + 2.100%, 10/17/24 (144A) (c)	730,000	731,269
ArrowMark Colorado Holdings Zero Coupon, 10/25/30 (144A) (c)	1,875,000	1,875,000
Atlas Senior Loan Fund, Ltd. 2.396%, 3M USD LIBOR + 0.980%, 02/17/26 (144A) (c)	2,920,000	2,923,749
Atrium X 2.809%, 3M USD LIBOR + 1.450%, 07/16/25 (144A) (c)	1,550,000	1,548,693
3.309%, 3M USD LIBOR + 1.950%, 07/16/25 (144A) (c)	630,000	631,120
Atrium XI 2.503%, 3M USD LIBOR + 1.140%, 10/23/25 (144A) (c)	380,000	381,083
Atrium XII 3.023%, 04/22/27 (144A) (c)	1,119,000	1,116,813
Avery Point CLO, Ltd. 2.333%, 07/17/26 (144A) (c)	1,220,000	1,222,867
2.859%, 3M USD LIBOR + 1.500%, 01/15/28 (144A) (c)	2,820,000	2,832,597
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	515,615	513,114
3.336%, 11/15/48 (144A)	575,624	581,475
Babson CLO, Ltd. 2.553%, 10/20/30 (144A) (c)	870,000	876,098
Battalion CLO, Ltd. 2.503%, 3M USD LIBOR + 1.140%, 10/22/25 (144A) (c)	5,205,000	5,215,597
Benefit Street Partners CLO, Ltd. 2.594%, 10/18/29 (144A) (c)	3,800,000	3,801,752
3.613%, 3M USD LIBOR + 2.250%, 01/20/28 (144A) (c)	2,010,000	2,016,183

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Betony CLO, Ltd. 4.209%, 3M USD LIBOR + 2.850%, 04/15/27 (144A) (c)	520,000	$519,142
BlueMountain CLO, Ltd. 2.369%, 3M USD LIBOR + 1.010%, 04/15/25 (144A) (c)	3,130,000	3,141,309
Bowman Park CLO, Ltd. 2.642%, 3M USD LIBOR + 1.180%, 11/23/25 (144A) (c)	1,100,000	1,103,854
BSPRT Issuer, Ltd. 2.827%, 1M USD LIBOR + 1.350%, 06/15/27 (144A) (c)	1,350,000	1,355,940
C-BASS Trust 1.498%, 1M USD LIBOR + 0.170%, 04/25/37 (c)	447,659	337,507
1.662%, 1M USD LIBOR + 0.110%, 11/25/36 (c)	517,473	338,436
1.712%, 1M USD LIBOR + 0.160%, 10/25/36 (c)	295,031	210,970
1.782%, 1M USD LIBOR + 0.230%, 11/25/36 (c)	87,366	58,204
3.713%, 01/25/37 (h)	2,573,834	1,271,534
Canyon Capital CLO, Ltd. 1.839%, 3M USD LIBOR + 0.250%, 12/15/20 (144A) (c)	263,319	262,378
Carlyle Global Market Strategies CLO, Ltd. 2.244%, 01/18/29 (144A) (c)	510,000	509,952
2.813%, 3M USD LIBOR + 1.450%, 01/20/29 (144A) (c)	7,485,000	7,549,334
4.103%, 3M USD LIBOR + 2.750%, 04/17/25 (144A) (c)	760,000	762,958
Carlyle U.S. CLO, Ltd. 2.667%, 01/15/30 (144A) (c)	1,550,000	1,549,210
Carrington Mortgage Loan Trust 1.612%, 1M USD LIBOR + 0.060%, 01/25/37 (c)	148,791	137,793
1.672%, 1M USD LIBOR + 0.120%, 10/25/36 (c)	546,451	363,143
1.702%, 1M USD LIBOR + 0.150%, 06/25/37 (c)	409,730	405,288
1.712%, 1M USD LIBOR + 0.160%, 10/25/36 (c)	701,331	580,158
1.772%, 1M USD LIBOR + 0.220%, 10/25/36 (c)	730,000	513,101
1.792%, 1M USD LIBOR + 0.240%, 08/25/36 (c)	4,800,000	3,113,621
2.022%, 1M USD LIBOR + 0.470%, 12/25/35 (c)	834,000	828,602
Catamaran CLO, Ltd. 3.576%, 3M USD LIBOR + 1.950%, 12/20/23 (144A) (c)	1,170,000	1,173,887
CBAM, Ltd. 2.580%, 3M USD LIBOR + 1.250%, 07/20/30 (144A) (c)	2,000,000	2,013,434
3.141%, 3M USD LIBOR + 1.750%, 10/17/29 (144A) (c)	1,020,000	1,026,041
Cedar Funding CLO, Ltd. 2.618%, 10/17/30 (144A) (c)	5,150,000	5,175,807
2.963%, 3M USD LIBOR + 1.610%, 07/17/28 (144A) (c)	770,000	772,762
Chase Funding Trust 6.333%, 04/25/32 (h)	410,075	416,904
CIFC Funding, Ltd. 2.404%, 3M USD LIBOR + 1.050%, 04/18/25 (144A) (c)	730,000	733,047
2.473%, 01/22/31 (144A) (c)	610,000	610,000
2.564%, 10/18/30 (144A) (c)	2,130,000	2,145,509

Asset-Backed - Other—(Continued)
CIFC Funding, Ltd. 2.654%, 3M USD LIBOR + 1.200%, 05/24/26 (144A) (c)	4,284,000	4,304,760
2.753%, 3M USD LIBOR + 1.400%, 01/17/27 (144A) (c)	11,285,000	11,326,822
2.863%, 3M USD LIBOR + 1.500%, 07/22/26 (144A) (c)	290,000	291,066
2.962%, 3M USD LIBOR + 1.500%, 11/27/24 (144A) (c)	1,270,000	1,271,495
3.109%, 3M USD LIBOR + 1.750%, 07/16/30 (144A) (c)	250,000	251,711
3.263%, 3M USD LIBOR + 1.900%, 07/22/26 (144A) (c)	470,000	471,456
4.053%, 3M USD LIBOR + 2.700%, 01/17/27 (144A) (c)	290,000	293,477
Citicorp Residential Mortgage Trust 5.243%, 06/25/37 (h)	1,030,000	991,146
Citigroup Mortgage Loan Trust, Inc. 1.872%, 1M USD LIBOR + 0.320%, 11/25/36 (c)	990,000	840,326
Colony American Homes 2.632%, 1M LIBOR + 1.200%, 07/17/32 (144A) (c)	1,612,268	1,617,745
Countrywide Asset-Backed Certificates 1.712%, 1M USD LIBOR + 0.160%, 01/25/46 (c)	2,265,886	2,245,124
1.772%, 1M USD LIBOR + 0.220%, 12/25/25 (c)	92,245	101,360
Countrywide Asset-Backed Certificates Trust 1.488%, 1M USD LIBOR + 0.160%, 09/25/46 (c)	138,641	136,421
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.777%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	706,847	650,044
Countrywide Revolving Home Equity Loan Trust 1.657%, 1M USD LIBOR + 0.180%, 05/15/35 (c)	529,907	491,744
Credit Suisse Mortgage Trust 4.500%, 03/25/21	7,319,627	7,378,218
Credit-Based Asset Servicing & Securitization LLC 3.435%, 12/25/36 (h)	222,933	186,538
CWABS Asset-Backed Certificates Trust 4.589%, 05/25/36 (c)	500,271	627,233
5.066%, 05/25/36 (c)	1,618,004	2,005,101
CWHEQ Revolving Home Equity Loan Resuritization Trust 1.717%, 1M LIBOR + 0.240%, 12/15/35 (144A) (c)	867,872	794,972
CWHEQ Revolving Home Equity Loan Trust 1.627%, 1M USD LIBOR + 0.150%, 11/15/36 (c)	967,838	771,955
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,774,770	6,973,779
Dryden CLO, Ltd. Zero Coupon, 01/15/31 (144A) (c)	6,020,000	6,020,000
Dryden Senior Loan Fund 2.259%, 10/15/27 (144A) (c)	610,000	609,693
2.616%, 3M USD LIBOR + 1.200%, 08/15/30 (144A) (c)	1,035,000	1,042,869
2.859%, 3M USD LIBOR + 1.500%, 01/15/28 (144A) (c)	250,000	250,311
3.209%, 10/15/27 (144A) (c)	660,000	662,736
First Franklin Mortgage Loan Trust 1.692%, 1M USD LIBOR + 0.140%, 12/25/36 (c)	5,803,671	3,612,965
1.702%, 1M USD LIBOR + 0.150%, 12/25/36 (c)	3,419,696	2,833,078

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
First Franklin Mortgage Loan Trust 1.712%, 1M USD LIBOR + 0.160%, 04/25/36 (c)	505,736	$477,691
1.762%, 1M USD LIBOR + 0.210%, 12/25/36 (c)	10,676,216	6,735,540
Flatiron CLO, Ltd. 2.249%, 04/15/27 (144A) (c)	970,000	971,250
Fremont Home Loan Trust 1.692%, 1M USD LIBOR + 0.140%, 02/25/37 (c)	2,740,487	2,204,553
GE-WMC Asset-Backed Pass-Through Certificates 1.802%, 1M USD LIBOR + 0.250%, 12/25/35 (c)	256,567	257,715
GE-WMC Mortgage Securities Trust 1.702%, 1M USD LIBOR + 0.150%, 08/25/36 (c)	7,512,965	4,790,625
Greystone Commercial Real Estate Notes, Ltd. 3.027%, 1M USD LIBOR + 1.550%, 03/15/27 (144A) (c)	400,000	403,091
Greywolf CLO, Ltd. 3.703%, 3M USD LIBOR + 2.350%, 01/17/27 (144A) (c)	320,000	322,165
GT Loan Financing, Ltd. 2.648%, 3M USD LIBOR + 1.270%, 10/28/24 (144A) (c)	5,670,000	5,670,970
Highbridge Loan Management, Ltd. 2.841%, 3M USD LIBOR + 1.450%, 05/05/27 (144A) (c)	250,000	250,300
3.478%, 3M USD LIBOR + 2.100%, 01/29/26 (144A) (c)	670,000	668,941
Home Equity Mortgage Loan Asset-Backed Trust 1.752%, 1M USD LIBOR + 0.200%, 07/25/37 (c)	1,206,754	817,693
Invitation Homes Trust 2.760%, 1M LIBOR + 1.300%, 08/17/32 (144A) (c)	2,007,864	2,020,415
Knollwood CDO, Ltd. 4.355%, 3M USD LIBOR + 3.200%, 01/10/39 (144A) (c) (j) (k) (l)	854,210	0
LCM L.P. 3.663%, 3M USD LIBOR + 2.300%, 04/20/27 (144A) (c)	990,000	993,813
4.513%, 3M USD LIBOR + 3.150%, 04/20/27 (144A) (c)	250,000	251,463
LCM, Ltd. Zero Coupon, 01/20/31 (144A) (c)	2,590,000	2,590,000
Lehman ABS Mortgage Loan Trust 1.642%, 1M USD LIBOR + 0.090%, 06/25/37 (144A) (c)	232,848	162,596
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	5,270,000	5,257,746
Lime Street CLO, Ltd. 2.176%, 3M USD LIBOR + 0.550%, 06/20/21 (144A) (c)	112,244	111,972
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	3,180,836	3,169,385
Long Beach Mortgage Loan Trust 1.662%, 1M USD LIBOR + 0.110%, 10/25/36 (c)	617,628	305,839
1.702%, 1M USD LIBOR + 0.150%, 06/25/36 (c)	707,587	419,177
1.712%, 1M USD LIBOR + 0.160%, 05/25/36 (c)	4,156,480	2,141,314
1.712%, 1M USD LIBOR + 0.160%, 10/25/36 (c)	2,454,204	1,223,229
1.712%, 1M USD LIBOR + 0.160%, 11/25/36 (c)	3,010,665	1,498,080
1.732%, 1M USD LIBOR + 0.180%, 05/25/46 (c)	2,260,641	1,054,041

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust 1.742%, 1M USD LIBOR + 0.190%, 03/25/46 (c)	2,850,034	1,454,957
1.772%, 1M USD LIBOR + 0.220%, 02/25/36 (c)	2,483,444	2,369,339
1.772%, 1M USD LIBOR + 0.220%, 11/25/36 (c)	885,897	444,812
1.812%, 1M USD LIBOR + 0.260%, 05/25/36 (c)	2,886,442	1,514,025
1.842%, 1M USD LIBOR + 0.290%, 03/25/46 (c)	2,935,492	1,529,186
Madison Park Funding, Ltd. 2.483%, 3M USD LIBOR + 1.120%, 07/20/26 (144A) (c)	11,135,000	11,174,574
2.553%, 10/21/30 (144A) (c)	5,000,000	5,026,095
Marble Point CLO, Ltd. 2.793%, 12/18/30 (144A) (c)	830,000	829,579
Merrill Lynch First Franklin Mortgage Loan Trust 1.792%, 1M USD LIBOR + 0.240%, 05/25/37 (c)	11,771,072	8,241,961
Morgan Stanley IXIS Real Estate Capital Trust 1.662%, 1M USD LIBOR + 0.110%, 11/25/36 (c)	510,498	252,076
Mountain Hawk CLO, Ltd. 2.523%, 3M USD LIBOR + 1.160%, 07/22/24 (144A) (c)	524,907	525,872
3.543%, 3M USD LIBOR + 2.180%, 01/20/24 (144A) (c)	1,250,000	1,253,575
MP CLO, Ltd. 2.613%, 10/20/30 (144A) (c)	1,010,000	1,017,564
Neuberger Berman CLO, Ltd. 3.529%, 3M USD LIBOR + 2.170%, 04/15/26 (144A) (c)	775,000	775,036
Neuberger Berman Loan Advisers CLO, Ltd. 2.562%, 10/18/30 (144A) (c)	1,110,000	1,111,767
Nomura Asset Acceptance Corp. Alternative Loan Trust 1.952%, 1M USD LIBOR + 0.400%, 10/25/36 (144A) (c)	431,254	384,571
OCP CLO, Ltd. Zero Coupon, 11/20/30 (144A) (c)	250,000	250,000
2.191%, 10/26/27 (144A) (c)	270,000	270,504
2.203%, 04/17/27 (144A) (c)	1,263,000	1,263,030
2.561%, 3M USD LIBOR + 1.260%, 07/15/30 (144A) (c)	3,270,000	3,289,198
2.924%, 3M USD LIBOR + 1.570%, 10/18/28 (144A) (c)	540,000	543,959
3.091%, 3M USD LIBOR + 1.720%, 04/26/26 (144A) (c)	220,000	220,262
Octagon Investment Partners, Ltd. 2.341%, 05/21/27 (144A) (c)	4,670,000	4,681,460
2.367%, 3M USD LIBOR + 1.000%, 10/25/25 (144A) (c)	500,000	500,394
2.473%, 3M USD LIBOR + 1.120%, 07/17/25 (144A) (c)	4,952,270	4,958,822
2.591%, 01/20/31 (144A) (c)	430,000	430,252
2.791%, 05/21/27 (144A) (c)	3,090,000	3,087,713
3.047%, 3M USD LIBOR + 1.680%, 10/25/25 (144A) (c)	2,920,000	2,927,674
OFSI Fund, Ltd. 3.259%, 3M USD LIBOR + 1.900%, 03/20/25 (144A) (c)	3,922,000	3,924,290
OHA Credit Partners, Ltd. 2.483%, 3M USD LIBOR + 1.120%, 04/20/25 (144A) (c)	518,933	519,692

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OHA Loan Funding, Ltd. 2.584%, 3M USD LIBOR + 1.270%, 08/23/24 (144A) (c)	5,338,927	$5,343,081
OneMain Financial Issuance Trust 3.020%, 09/18/24 (144A)	2,000,000	2,000,892
4.100%, 03/20/28 (144A)	692,000	700,939
4.320%, 07/18/25 (144A)	3,100,000	3,110,849
5.310%, 09/18/24 (144A)	500,000	504,759
OZLM Funding, Ltd. 2.613%, 10/22/30 (144A) (c)	10,705,000	10,770,590
2.818%, 3M USD LIBOR + 1.440%, 10/30/27 (144A) (c)	12,103,000	12,148,967
3.703%, 3M USD LIBOR + 2.350%, 01/17/26 (144A) (c)	1,450,000	1,450,632
4.363%, 3M USD LIBOR + 3.000%, 01/22/29 (144A) (c)	3,950,000	4,002,061
OZLM, Ltd. Zero Coupon, 01/20/31 (144A) (c)	320,000	320,000
2.590%, 11/22/30 (144A) (c)	690,000	694,661
2.853%, 3M USD LIBOR + 1.490%, 01/20/29 (144A) (c)	1,950,000	1,965,116
3.463%, 3M USD LIBOR + 2.100%, 01/20/29 (144A) (c)	810,000	814,699
4.053%, 3M USD LIBOR + 2.700%, 04/17/26 (144A) (c)	960,000	962,868
4.913%, 3M USD LIBOR + 3.550%, 01/20/27 (144A) (c)	1,720,000	1,723,922
Palmer Square CLO, Ltd. 2.573%, 3M USD LIBOR + 1.220%, 10/17/27 (144A) (c)	780,000	785,445
2.916%, 3M USD LIBOR + 1.500%, 05/15/25 (144A) (c)	1,940,000	1,941,804
3.603%, 3M USD LIBOR + 2.250%, 10/17/27 (144A) (c)	360,000	362,206
Palmer Square Loan Funding, Ltd. 2.060%, 10/15/25 (144A) (c)	4,130,000	4,131,057
Pretium Mortgage Credit Partners LLC 3.250%, 03/28/57 (144A) (h)	1,715,323	1,716,823
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,113,163	1,110,601
2.768%, 08/17/34 (144A)	928,406	921,236
2.960%, 1M LIBOR + 1.500%, 09/17/33 (144A) (c)	1,744,219	1,763,836
3.565%, 08/17/34 (144A)	120,000	119,085
4.261%, 08/17/34 (144A)	180,000	180,726
5.010%, 1M LIBOR + 3.550%, 01/17/34 (144A) (c)	650,000	666,892
5.310%, 1M LIBOR + 3.850%, 09/17/33 (144A) (c)	1,190,000	1,221,462
6.643%, 11/12/32 (144A)	250,000	263,737
PRPM LLC 4.250%, 01/25/22 (144A) (h)	239,107	239,239
Race Point CLO, Ltd. 2.569%, 10/15/30 (144A) (c)	290,000	291,737
RAMP Trust 1.722%, 1M USD LIBOR + 0.170%, 02/25/37 (c)	757,049	418,161
1.822%, 1M USD LIBOR + 0.270%, 11/25/36 (c)	2,355,704	1,973,188
RCO Mortgage LLC 5.052%, 1M USD LIBOR + 3.500%, 11/25/45 (144A) (c)	87,772	87,920

Asset-Backed - Other—(Continued)
Rockford Tower CLO, Ltd. 2.729%, 3M USD LIBOR + 1.370%, 04/15/29 (144A) (c)	3,550,000	3,564,026
2.803%, 10/20/30 (144A) (c)	1,460,000	1,460,000
2.992%, 3M USD LIBOR + 1.750%, 10/15/29 (144A) (c)	890,000	895,466
3.159%, 3M USD LIBOR + 1.800%, 04/15/29 (144A) (c)	1,500,000	1,508,621
3.542%, 3M USD LIBOR + 2.300%, 10/15/29 (144A) (c)	310,000	313,529
SG Mortgage Securities Trust 1.762%, 1M USD LIBOR + 0.210%, 10/25/36 (c)	570,000	395,091
Shackleton CLO, Ltd. 2.532%, 3M USD LIBOR + 1.140%, 05/07/26 (144A) (c)	5,290,000	5,296,538
Silver Creek CLO, Ltd. 2.603%, 3M USD LIBOR + 1.240%, 07/20/30 (144A) (c)	1,330,000	1,339,960
Sound Point CLO, Ltd. 2.571%, 3M USD LIBOR + 1.200%, 04/26/25 (144A) (c)	375,001	375,000
2.893%, 3M USD LIBOR + 1.530%, 01/23/29 (144A) (c)	3,080,000	3,093,718
3.023%, 3M USD LIBOR + 1.660%, 10/20/28 (144A) (c)	1,240,000	1,245,631
3.613%, 3M USD LIBOR + 2.250%, 01/21/26 (144A) (c)	630,000	631,589
Soundview Home Loan Trust 2.347%, 1M USD LIBOR + 0.795%, 01/25/35 (c)	50,392	47,687
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	4,049,535	4,074,649
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,068,813
Stanwich Mortgage Loan Co. LLC 3.598%, 05/17/22 (144A) (h)	5,831,629	5,843,934
3.721%, 08/16/46 (144A) (h)	1,141,484	1,141,779
Steele Creek CLO, Ltd. 2.884%, 01/15/30 (144A) (c)	670,000	669,648
Stewart Park CLO, Ltd. Zero Coupon, 01/15/30 (144A) (c)	830,000	830,000
Symphony CLO, Ltd. 2.389%, 3M USD LIBOR + 1.030%, 10/15/25 (144A) (c)	8,810,000	8,815,594
TCI-Flatiron CLO,Ltd. 2.147%, 11/17/30 (144A) (c)	1,080,000	1,080,571
Tiaa CLO, Ltd. 2.627%, 01/16/31 (144A) (c)	1,890,000	1,890,000
TIAA CLO, Ltd. 2.643%, 3M USD LIBOR + 1.280%, 04/20/29 (144A) (c)	900,000	905,153
TICP CLO, Ltd. 2.543%, 3M USD LIBOR + 1.180%, 01/20/27 (144A) (c)	1,290,000	1,294,923
Velocity Commercial Capital Loan Trust 2.802%, 1M USD LIBOR + 1.250%, 05/25/47 (144A) (c)	1,449,984	1,459,910

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Velocity Commercial Capital Loan Trust 3.128%, 1M LIBOR + 1.800%, 10/25/46 (c)	539,334	$544,625
3.550%, 05/25/47 (144A) (c)	150,000	150,724
3.661%, 10/25/46 (c)	150,000	150,870
4.240%, 11/25/47 (144A) (c)	128,691	128,827
4.450%, 05/25/47 (144A) (c)	150,000	148,292
4.458%, 10/25/46 (c)	100,000	99,340
5.000%, 11/25/47 (144A) (c)	148,490	148,723
5.350%, 05/25/47 (144A) (c)	150,000	150,598
5.498%, 10/25/46 (c)	140,000	140,066
7.226%, 10/25/46 (c)	160,000	171,847
Venture CLO, Ltd. 2.729%, 3M USD LIBOR + 1.370%, 01/15/27 (144A) (c)	890,000	889,695
2.959%, 3M USD LIBOR + 1.600%, 07/15/26 (144A) (c)	740,000	741,409
Vibrant CLO, Ltd. 2.843%, 3M USD LIBOR + 1.480%, 04/20/26 (144A) (c)	570,000	570,876
2.913%, 3M USD LIBOR + 1.550%, 01/20/29 (144A) (c)	1,020,000	1,025,960
3.413%, 3M USD LIBOR + 2.050%, 04/20/26 (144A) (c)	290,000	290,578
Voya CLO, Ltd. 2.404%, 3M USD LIBOR + 1.050%, 01/18/26 (144A) (c)	3,140,000	3,141,887
2.517%, 3M USD LIBOR + 1.150%, 04/25/25 (144A) (c)	1,600,545	1,605,333
2.854%, 3M USD LIBOR + 1.500%, 01/18/26 (144A) (c)	1,285,000	1,286,548
3.359%, 3M USD LIBOR + 2.000%, 10/14/26 (144A) (c)	500,000	499,105
Washington Mutual Asset-Backed Certificates Trust 1.707%, 1M USD LIBOR + 0.155%, 10/25/36 (c)	995,176	824,661
1.732%, 1M USD LIBOR + 0.180%, 09/25/36 (c)	2,362,984	1,195,337
1.772%, 1M USD LIBOR + 0.220%, 02/25/37 (c)	2,311,572	1,012,184
Wellfleet CLO, Ltd. 2.683%, 3M USD LIBOR + 1.320%, 04/20/29 (144A) (c)	850,000	854,875
West CLO, Ltd. 2.552%, 3M USD LIBOR + 1.160%, 11/07/25 (144A) (c)	3,970,000	3,981,211
WestVue Mortgage Loan Trust 4.500%, 09/25/20 (144A) (h)	327,070	327,162
Wind River CLO, Ltd. 2.809%, 3M USD LIBOR + 1.450%, 07/15/26 (144A) (c)	2,080,000	2,082,090
York CLO, Ltd. 2.609%, 01/22/31 (144A) (c)	710,000	709,634
3.113%, 3M USD LIBOR + 1.750%, 10/20/29 (144A) (c)	850,000	855,134
3.713%, 3M USD LIBOR + 2.350%, 01/22/27 (144A) (c)	250,000	251,051

		431,093,065

Asset-Backed - Student Loan—0.6%
Navient Private Education Loan Trust 3.227%, 1M USD LIBOR + 1.750%, 10/17/44 (144A) (c)	4,595,000	4,665,580
3.500%, 12/16/58 (144A) (c)	970,000	937,710
Scholar Funding Trust 2.214%, 1M USD LIBOR + 0.650%, 01/30/45 (144A) (c)	5,973,307	5,913,384
SLM Private Credit Student Loan Trust 1.919%, 3M USD LIBOR + 0.330%, 03/15/24 (c)	3,979,426	3,966,525
SLM Private Education Loan Trust 2.500%, 03/15/47 (144A)	720,000	715,515
2.877%, 1M USD LIBOR + 1.400%, 10/15/31 (144A) (c)	2,445,825	2,469,452
3.000%, 05/16/44 (144A)	970,000	969,580
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	2,090,000	2,092,053

		21,729,799

Total Asset-Backed Securities (Cost $497,297,072)		507,057,884

Municipals—6.3%
Adams & Weld Counties School District No. 27J 5.000%, 12/01/42	560,000	671,334
American Municipal Power, Inc., Build America Bond 6.449%, 02/15/44	355,000	487,703
Arizona Health Facilities Authority 1.705%, 01/01/37 (c)	780,000	702,109
Aurora, CO Water Revenue 5.000%, 08/01/46	670,000	790,647
Bay Area Toll Bridge Authority, Build America Bonds 6.918%, 04/01/40	1,575,000	2,272,441
7.043%, 04/01/50	1,580,000	2,496,116
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	2,100,000	2,023,455
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	591,654
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	487,971
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,163,955
Central Texas Regional Mobility Authority 5.000%, 01/01/45	350,000	394,667
5.000%, 01/01/46	350,000	395,710
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/41	360,000	418,324
5.000%, 07/01/51	275,000	308,952
Chino Valley Unified School District 5.250%, 08/01/47	940,000	1,154,452
City & County of Honolulu, HI 5.000%, 09/01/41	330,000	396,020
Clark County Department of Aviation 5.000%, 07/01/21	640,000	701,542
Clark County School District 5.000%, 06/15/23	295,000	340,150

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Municipals—(Continued)

Security Description	Principal Amount*	Value
Clark County School District 5.000%, 06/15/24	350,000	$410,463
5.000%, 06/15/26	25,000	30,100
5.000%, 06/15/27	355,000	425,414
5.000%, 06/15/28	360,000	429,383
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	348,416
Commonwealth Financing Authority 4.144%, 06/01/38	730,000	773,873
Commonwealth of Massachusetts 5.000%, 11/01/39	620,000	746,505
5.000%, 11/01/40	1,230,000	1,478,608
5.000%, 11/01/41	620,000	744,719
5.000%, 11/01/42	620,000	743,535
5.000%, 11/01/44	1,230,000	1,472,728
5.000%, 11/01/45	620,000	741,756
5.000%, 11/01/46	850,000	1,015,308
Commonwealth of Massachusetts Transportation Fund Revenue 5.000%, 06/01/40	470,000	567,986
5.000%, 06/01/41	530,000	639,980
5.000%, 06/01/43	570,000	687,175
Commonwealth of Puerto Rico 8.000%, 07/01/35 (i)	9,990,000	2,372,625
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	1,640,000	1,846,205
Dallas Area Rapid Transit 5.000%, 12/01/41	680,000	793,356
5.000%, 12/01/46	920,000	1,069,804
Denver City & County, CO Airport System Revenue 5.000%, 11/15/28	380,000	461,860
5.000%, 11/15/29	380,000	459,644
5.000%, 11/15/30	305,000	367,156
5.000%, 11/15/33	155,000	186,887
District of Columbia, Income Tax Revenue, Build America Bond 5.591%, 12/01/34	1,055,000	1,303,864
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,176,054
East Bay Municipal Utility District Water System Revenue 5.000%, 06/01/45	290,000	350,187
Eastern Municipal Water District Financing Authority 5.000%, 07/01/47	250,000	301,595
Fairfax County, VA Sewer Revenue 5.000%, 07/15/44	250,000	302,015
Golden State Tobacco Securitization Corp. 5.125%, 06/01/47	1,820,000	1,818,544
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	330,911
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	181,521
Houston TX, Combined Utility System Revenue 5.000%, 11/15/35	450,000	535,018
Kentucky Economic Development Finance Authority 5.250%, 06/01/50	330,000	363,779
Lexington County Health Services District, Inc. 5.000%, 11/01/41	590,000	663,862
Long Beach, CA Harbor Revenue 5.000%, 05/15/47	720,000	868,133
Los Angeles County Metropolitan Transportation Authority 5.000%, 07/01/32	690,000	852,730
5.000%, 07/01/40	1,210,000	1,472,243
5.000%, 07/01/41	830,000	1,009,106
5.000%, 07/01/42	2,590,000	3,141,113
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	2,280,000	3,353,926
Los Angeles, CA Department of Airports 5.000%, 05/15/47	450,000	530,244
Los Angeles, CA Department of Water & Power Revenue, Build America Bond 6.603%, 07/01/50	565,000	877,665
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	640,000	883,917
Massachusetts Bay Transportation Authority 5.000%, 07/01/39	320,000	383,651
5.000%, 07/01/40	340,000	407,313
5.000%, 07/01/41	660,000	790,053
5.000%, 07/01/42	670,000	801,400
5.000%, 07/01/43	300,000	358,557
5.000%, 07/01/44	300,000	358,281
5.000%, 07/01/45	300,000	358,002
Massachusetts Development Finance Agency 5.000%, 07/01/47	500,000	577,740
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	545,445
Massachusetts State Clean Water Trust Revenue 5.000%, 02/01/27	325,000	399,019
5.000%, 02/01/28	500,000	611,785
Mesquite, TX Independent School District 5.000%, 08/15/42	570,000	675,467
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board 5.000%, 07/01/46	690,000	782,839
Metropolitan St. Louis Sewer District 5.000%, 05/01/42	770,000	926,410
Metropolitan Transportation Authority 5.000%, 11/15/25	600,000	724,584
5.000%, 11/15/26	1,480,000	1,812,127
5.000%, 11/15/42	670,000	797,983
5.250%, 11/15/57	820,000	977,784
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	240,623
6.687%, 11/15/40	590,000	834,720
6.814%, 11/15/40	1,005,000	1,436,356
Metropolitan Washington Airports Authority 5.000%, 10/01/32	890,000	1,049,212
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Zero Coupon, 10/01/39	350,000	159,401

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Municipals—(Continued)

Security Description	Principal Amount*	Value
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bond 7.462%, 10/01/46	560,000	$859,202
Miami Beach, FL Water & Sewer Revenue 5.000%, 09/01/47	370,000	437,096
Miami-Dade County, FL 5.000%, 07/01/35	395,000	466,507
Miami-Dade County, FL Aviation Revenue 2.504%, 10/01/24	1,000,000	966,040
3.354%, 10/01/29	195,000	192,375
3.454%, 10/01/30	355,000	358,866
3.504%, 10/01/31	330,000	333,927
5.000%, 10/01/38	1,025,000	1,176,362
Miami-Dade County, FL Educational Facilities Authority 5.073%, 04/01/50	655,000	733,862
Michigan Finance Authority 5.000%, 11/15/41	330,000	373,352
5.000%, 12/01/47	1,810,000	1,994,982
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care 5.000%, 09/01/46	630,000	693,132
Missouri State Health & Educational Facilities Authority Revenue 3.652%, 08/15/57	1,030,000	1,046,840
5.000%, 11/15/29	340,000	401,037
Municipal Electric Authority of Georgia 5.000%, 01/01/20	650,000	688,857
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,000,000	1,281,840
New Jersey Educational Facilities Authority 5.000%, 07/01/26	380,000	473,016
5.000%, 07/01/34	380,000	465,971
5.000%, 07/01/35	650,000	795,197
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,451,000	2,239,648
New Jersey Transportation Trust Fund Authority 5.000%, 06/15/29	380,000	431,794
New Orleans Aviation Board 5.000%, 01/01/40	530,000	597,146
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/40	370,000	437,610
New York City Transitional Finance Authority Future Tax Secured Revenue 2.280%, 05/01/26	520,000	487,828
3.050%, 05/01/27	1,670,000	1,647,138
5.000%, 08/01/31	190,000	229,397
5.000%, 02/01/35	410,000	484,874
5.000%, 05/01/36	390,000	462,556
New York City Water & Sewer System 5.000%, 06/15/47	2,845,000	3,364,611
5.375%, 06/15/43	2,360,000	2,595,599
5.500%, 06/15/43	2,825,000	3,129,987
5.882%, 06/15/44	1,150,000	1,590,921
New York City Water & Sewer System, Build America Bond 5.750%, 06/15/41	675,000	921,483
New York Convention Center Development Corp. 5.000%, 11/15/40	370,000	425,415
5.000%, 11/15/46	920,000	1,079,491
New York Liberty Development Corp. 5.250%, 10/01/35	340,000	445,750
New York State Dormitory Authority 5.000%, 02/15/27	370,000	454,164
5.000%, 02/15/28	370,000	452,207
5.000%, 03/15/29	1,010,000	1,240,856
5.000%, 02/15/31	330,000	397,274
5.000%, 02/15/34	620,000	749,394
5.000%, 02/15/35	620,000	747,627
5.000%, 02/15/36	620,000	746,455
5.000%, 02/15/37	620,000	744,701
5.000%, 02/15/38	620,000	743,535
5.000%, 02/15/39	620,000	742,952
5.000%, 02/15/40	1,270,000	1,520,660
5.000%, 02/15/41	620,000	741,793
5.000%, 02/15/42	1,130,000	1,350,915
5.000%, 02/15/43	1,130,000	1,349,853
New York State Dormitory Authority Revenue 5.000%, 03/15/32	580,000	694,886
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	1,075,000	1,356,360
New York State Urban Development Corp. 2.860%, 03/15/24	2,030,000	2,015,526
3.120%, 03/15/25	980,000	983,479
3.320%, 03/15/29	1,285,000	1,282,019
New York Transportation Development Corp. 5.000%, 07/01/46	340,000	373,327
5.250%, 01/01/50	1,550,000	1,719,647
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,096,720
North Texas Tollway Authority 5.000%, 01/01/35	500,000	589,540
5.000%, 01/01/39	690,000	811,719
5.000%, 01/01/43	1,330,000	1,562,614
Northwest Independent School District 5.000%, 02/15/42	820,000	963,803
Orange County Local Transportation Authority, Build America Bond 6.908%, 02/15/41	1,420,000	2,002,086
Oregon School Boards Association 4.759%, 06/30/28	1,740,000	1,916,053
5.490%, 06/30/23	2,350,000	2,681,467
Oxnard School District 5.000%, 08/01/45	460,000	543,223
Palm Beach County, FL School Board 5.000%, 08/01/26	1,640,000	2,002,883
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	576,575
Pennsylvania Turnpike Commission 5.000%, 06/01/42	280,000	318,231
5.250%, 06/01/47	280,000	325,083
Permanent University Fund - University of Texas System 3.376%, 07/01/47	1,290,000	1,295,728

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Municipals—(Continued)

Security Description	Principal Amount*	Value
Philadelphia, PA Airport Revenue 5.000%, 07/01/42	730,000	$844,625
5.000%, 07/01/47	770,000	887,479
Phoenix Civic Improvement Corp. 5.000%, 07/01/47	310,000	361,451
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,435,000	1,657,038
4.810%, 10/15/65	720,000	877,082
4.960%, 08/01/46	1,910,000	2,367,216
5.000%, 11/15/47	290,000	340,289
Public Power Generation Agency Revenue 5.000%, 01/01/35	360,000	418,324
Regents of the University of California Medical Center Pooled Revenue, Build America Bond 6.583%, 05/15/49	1,455,000	2,046,792
Richardson Independent School District 5.000%, 02/15/42	570,000	668,143
Riverside, CA, Electric Revenue, Buld America Bond 7.605%, 10/01/40	525,000	799,354
Royal Oak Hospital Finance Authority 5.000%, 09/01/39	450,000	501,966
Salt Lake City Corp. Airport Revenue 5.000%, 07/01/47	1,510,000	1,758,427
Salt River Project Agricultural Improvement & Power District 5.000%, 01/01/30	240,000	299,753
5.000%, 01/01/31	120,000	148,662
5.000%, 01/01/34	310,000	380,007
5.000%, 01/01/35	170,000	207,885
5.000%, 01/01/36	360,000	439,513
5.000%, 12/01/36	460,000	542,119
5.000%, 01/01/37	940,000	1,144,835
5.000%, 01/01/38	450,000	547,168
5.000%, 01/01/39	330,000	400,934
San Antonio Education Facilities Corp 5.000%, 06/01/47	690,000	812,309
San Antonio, TX Electric & Gas Systems Revenue, Build Amereica Bond 5.808%, 02/01/41	470,000	624,729
San Diego Public Facilities Financing Authority Sewer Revenue 5.000%, 05/15/39	475,000	565,321
San Diego Unified School District 5.000%, 07/01/41	780,000	944,635
5.000%, 07/01/47	500,000	603,190
San Francisco City & County Airport Comm-San Francisco International Airport 5.000%, 05/01/41	660,000	763,976
5.000%, 05/01/46	280,000	322,991
5.000%, 05/01/47	620,000	724,613
San Jose Redevelopment Agency Successor Agency 2.958%, 08/01/24	1,195,000	1,192,945
South Carolina Public Service Authority 2.388%, 12/01/23	1,085,000	1,032,887
5.000%, 12/01/24	300,000	352,527
5.000%, 12/01/25	500,000	590,000
5.000%, 12/01/26	150,000	175,998
5.000%, 12/01/27	180,000	212,744
South Carolina Public Service Authority 5.000%, 12/01/28	540,000	630,055
5.000%, 12/01/29	330,000	385,410
5.000%, 12/01/31	130,000	151,744
5.000%, 12/01/32	180,000	209,338
5.000%, 12/01/46	280,000	314,899
5.000%, 12/01/49	700,000	778,925
5.000%, 12/01/50	700,000	785,967
State Board of Administration Finance Corp. 2.995%, 07/01/20	1,315,000	1,332,213
State of California General Obligation Unlimited 5.000%, 09/01/27	325,000	402,760
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	550,000	825,396
7.500%, 04/01/34	1,125,000	1,665,922
7.550%, 04/01/39	1,375,000	2,163,714
7.600%, 11/01/40	3,780,000	6,036,395
State of California, General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	345,000	514,692
State of Delaware General Obligation Unlimited 5.000%, 01/01/24	380,000	450,703
State of Georgia 5.000%, 07/01/26	355,000	441,265
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	4,320,000	4,312,829
State of Kansas Department of Transportation 5.000%, 09/01/35	340,000	401,778
State of Maryland 5.000%, 08/01/24	1,510,000	1,808,451
5.000%, 08/01/26	520,000	646,100
State of Ohio 5.000%, 05/01/27	680,000	818,387
5.000%, 05/01/30	460,000	551,190
5.000%, 03/15/32	930,000	1,083,050
5.000%, 05/01/32	620,000	736,876
5.000%, 05/01/34	420,000	496,679
5.000%, 05/01/35	420,000	495,747
5.000%, 05/01/36	1,015,000	1,196,553
5.000%, 05/01/37	760,000	894,262
State of Texas 4.000%, 08/30/18	2,980,000	3,029,170
State of Washington General Obligation Unlimited 5.000%, 07/01/28	330,000	393,608
5.000%, 08/01/28	415,000	506,101
5.000%, 08/01/29	415,000	504,291
5.000%, 07/01/30	1,720,000	2,039,215
5.000%, 08/01/30	415,000	501,768
5.000%, 08/01/40	2,110,000	2,502,507
5.000%, 02/01/41	610,000	720,117
5.000%, 08/01/41	1,280,000	1,522,214
5.000%, 08/01/42	1,380,000	1,639,854
State of Wisconsin 3.154%, 05/01/27	1,740,000	1,764,325
5.000%, 11/01/29	820,000	1,011,864
5.000%, 11/01/31	800,000	978,120

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Wisconsin 5.000%, 05/01/32	340,000	$402,829
5.000%, 05/01/33	310,000	366,367
5.000%, 11/01/33	420,000	509,981
5.000%, 05/01/34	400,000	471,548
5.000%, 05/01/36	490,000	575,843
5.000%, 05/01/38	500,000	585,760
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	417,409
Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/26	280,000	336,358
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	170,000	187,524
Texas Water Development Board 5.000%, 10/15/40	570,000	671,084
5.000%, 10/15/42	1,030,000	1,241,294
5.000%, 10/15/45	490,000	573,868
Tobacco Settlement Finance Authority 7.467%, 06/01/47	1,225,000	1,190,712
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	1,340,000	1,300,363
TSASC, Inc. 5.000%, 06/01/41	560,000	629,233
United Independent School District 5.000%, 08/15/47	510,000	607,323
University of California 5.000%, 05/15/47	760,000	908,656
University of California CA, Revenue 3.063%, 07/01/25	665,000	672,242
4.601%, 05/15/31	650,000	722,449
4.858%, 05/15/12	980,000	1,093,915
University of Houston 5.000%, 02/15/33	390,000	459,330
5.000%, 02/15/34	350,000	411,100
5.000%, 02/15/35	800,000	937,744
5.000%, 02/15/36	1,040,000	1,217,403
University of Massachusetts Building Authority 5.000%, 11/01/31	500,000	596,585
University of Texas 2.756%, 05/15/26	1,810,000	1,773,492
2.836%, 05/15/27	805,000	790,929
University of Virginia 4.179%, 09/01/17	845,000	881,183
5.000%, 04/01/44	720,000	867,067
5.000%, 04/01/46	650,000	781,579
Virginia Commonwealth Transportation Board 5.000%, 03/15/25	610,000	734,397
5.000%, 03/15/26	770,000	941,926
5.000%, 09/15/26	900,000	1,108,935
Virginia Small Business Financing Authority 5.000%, 12/31/56	720,000	804,730
Weld County School District No. 2 5.250%, 12/01/41	560,000	677,846
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	381,195
5.000%, 06/01/20	390,000	417,721
5.000%, 06/01/21	390,000	427,576
West Virginia Hospital Finance Authority 5.000%, 06/01/22	425,000	476,557
5.000%, 06/01/23	355,000	405,538
5.000%, 06/01/24	375,000	436,264
Wisconsin Health & Educational Facilities Authority 5.000%, 12/15/44	310,000	343,344

Total Municipals (Cost $243,860,454)		245,878,511

Mortgage-Backed Securities—6.1%

Collateralized Mortgage Obligations—2.4%
Ajax Mortgage Loan Trust 4.250%, 08/25/64 (144A) (h)	1,595,261	1,620,112
Alternative Loan Trust 6.000%, 04/25/37	167,349	126,091
American Home Mortgage Assets Trust 1.983%, 12M MTA + 0.920%, 11/25/46 (c)	321,937	183,252
2.003%, 12M MTA + 0.940%, 10/25/46 (c)	584,547	508,829
Angel Oak Mortgage Trust LLC 3.500%, 07/25/46 (144A) (h)	709,729	712,945
4.500%, 11/25/45 (144A) (h)	101,276	100,730
APS Resecuritization Trust 4.152%, 1M LIBOR + 2.600%, 04/27/47 (144A) (c)	940,014	942,745
4.402%, 1M LIBOR + 2.850%, 09/27/46 (144A) (c)	3,344,262	3,388,086
Ari Investments LLC 1.600%, 01/06/25	1,160,000	1,160,000
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,362,155	1,351,319
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35 (h)	2,756,165	2,702,707
6.250%, 02/25/36 (h)	3,279,000	2,956,497
Chase Mortgage Finance Trust 6.000%, 12/25/37	10,443,942	8,726,839
CIM Trust 3.015%, 06/25/57 (144A) (c)	6,510,543	6,443,308
COLT Funding LLC 4.552%, 1M USD LIBOR + 3.000%, 12/26/45 (144A) (c)	195,422	196,004
Countrywide Alternative Loan Trust 1.691%, 1M USD LIBOR + 0.190%, 03/20/47 (c)	2,075,931	1,769,860
1.692%, 1M USD LIBOR + 0.140%, 04/25/47 (c)	934,284	820,380
1.692%, 1M USD LIBOR + 0.140%, 05/25/47 (c)	3,226,380	3,120,414
1.701%, 1M USD LIBOR + 0.200%, 07/20/46 (c)	3,316,150	2,319,005
1.742%, 1M USD LIBOR + 0.190%, 10/25/46 (c)	1,326,216	1,261,726
1.762%, 1M USD LIBOR + 0.210%, 07/25/46 (c)	1,681,839	1,614,413
1.782%, 1M USD LIBOR + 0.230%, 11/25/36 (c)	566,373	448,577
1.852%, 1M USD LIBOR + 0.300%, 01/25/36 (c)	719,119	585,894
1.902%, 1M USD LIBOR + 0.350%, 06/25/35 (c)	1,728,786	1,566,321
2.793%, 12M MTA + 1.730%, 11/25/46 (c)	3,798,860	3,296,002
5.500%, 04/25/37	1,012,966	844,508
6.000%, 05/25/37	3,710,879	2,744,826
Countrywide Home Loan Mortgage Pass-Through Trust 2.023%, 12M MTA + 0.960%, 04/25/46 (c)	4,240,906	2,242,953

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Capital Certificates 1.508%, 1M USD LIBOR + 0.180%, 03/27/36 (144A) (c)	2,629,611	$1,649,123
1.632%, 02/27/36 (144A) (c)	895,000	832,914
6.500%, 10/27/37 (144A)	2,631,949	1,737,477
CSFB Mortgage-Backed Pass-Through Certificates 2.902%, 1M USD LIBOR + 1.350%, 11/25/35 (c)	520,129	215,134
Deephaven Residential Mortgage Trust 4.000%, 07/25/46 (144A)	909,777	910,316
Deutsche ALT-A Securities Mortgage Loan Trust 1.702%, 1M USD LIBOR + 0.150%, 12/25/36 (c)	3,651,394	3,335,740
Deutsche Alt-A Securities Mortgage Loan Trust 1.722%, 1M USD LIBOR + 0.170%, 08/25/47 (c)	776,017	549,803
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.052%, 1M LIBOR + 0.500%, 01/27/37 (144A) (c)	251,037	500,011
GreenPoint Mortgage Funding Trust 3.063%, 12M MTA + 2.000%, 03/25/36 (c)	217,178	201,795
GSMPS Mortgage Loan Trust 1.902%, 1M USD LIBOR + 0.350%, 01/25/35 (144A) (c)	751,891	672,523
1.902%, 1M USD LIBOR + 0.350%, 03/25/35 (144A) (c)	905,701	829,180
1.902%, 1M USD LIBOR + 0.350%, 01/25/36 (144A) (c)	691,141	595,782
GSR Mortgage Loan Trust 6.000%, 07/25/37	941,312	865,423
IndyMac IMJA Mortgage Loan Trust 7.000%, 10/25/37	1,548,129	1,117,224
IndyMac INDX Mortgage Loan Trust 3.423%, 09/25/37 (c)	950,739	674,230
JPMorgan Alternative Loan Trust 1.762%, 1M USD LIBOR + 0.210%, 03/25/37 (c)	1,492,812	1,342,947
3.667%, 05/25/37 (c)	374,384	374,540
JPMorgan Mortgage Trust 3.000%, 05/25/47 (144A) (c)	845,384	846,969
6.500%, 08/25/36	332,237	279,870
LSTAR Securities Investment, Ltd. 3.568%, 1M USD LIBOR + 2.000%, 02/01/22 (144A) (c)	2,324,178	2,384,212
3.568%, 1M USD LIBOR + 2.000%, 04/01/22 (144A) (c)	3,210,859	3,214,535
MASTR Resecuritization Trust 1.762%, 08/25/37 (144A) (c)	582,057	405,266
Merrill Lynch Mortgage Investors Trust 3.660%, 05/25/36 (c)	1,974,495	1,847,490
Morgan Stanley Resecuritization Trust 1.752%, 12M MTA + 0.750%, 06/26/47 (144A) (c)	502,713	472,185
Mortgage Loan Resecuritization Trust 1.590%, 1M USD LIBOR + 0.340%, 04/16/36 (144A) (c)	4,255,185	3,611,422
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36 (h)	277,869	119,411
Nomura Resecuritization Trust 1.849%, 11/26/35 (144A) (c)	710,000	649,309
Residential Accredit Loans, Inc. Trust 1.712%, 1M USD LIBOR + 0.160%, 02/25/37 (c)	348,383	317,681

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust 1.742%, 1M USD LIBOR + 0.190%, 07/25/37 (c)	918,513	862,862
1.782%, 1M USD LIBOR + 0.230%, 06/25/46 (c)	602,866	284,882
Seasoned Credit Risk Transfer Trust Zero Coupon, 07/25/56 (144A) (m)	839,758	56,163
1.115%, 07/25/56 (144A) (c) (d)	1,109,812	109,594
4.750%, 07/25/56 (144A) (c) (l)	540,000	523,677
Structured Adjustable Rate Mortgage Loan Trust 3.456%, 04/25/36 (c)	470,632	405,649
3.694%, 04/25/47 (c)	1,299,068	976,628
Structured Asset Mortgage Investments Trust 1.742%, 1M USD LIBOR + 0.190%, 06/25/36 (c)	1,683,819	1,574,584
1.762%, 1M USD LIBOR + 0.210%, 05/25/46 (c)	314,538	265,999
1.782%, 1M USD LIBOR + 0.230%, 02/25/36 (c)	2,332,818	2,206,991
Structured Asset Securities Corp. Mortgage Loan Trust 6.000%, 10/25/36 (144A)	638,137	551,121
Wells Fargo Mortgage-Backed Securities Trust 3.459%, 07/25/36 (c)	25,953	25,884
3.526%, 10/25/35 (c)	400,666	351,760

		92,502,649

Commercial Mortgage-Backed Securities—3.7%
AOA Mortgage Trust 3.010%, 12/13/29 (144A) (c)	460,000	456,528
Atrium Hotel Portfolio Trust 3.428%, 11/15/19 (144A) (c)	1,810,000	1,789,185
4.528%, 11/15/19 (144A) (c)	790,000	781,152
Aventura Mall Trust 3.743%, 12/05/32 (144A) (c)	1,030,000	1,040,005
BAMLL Commercial Mortgage Securities Trust 2.527%, 1M LIBOR + 1.050%, 09/15/26 (144A) (c)	1,389,000	1,391,790
2.750%, 11/15/32 (144A) (c) (j) (k)	300,000	300,083
3.250%, 11/15/32 (144A) (c) (j) (k)	630,000	629,999
3.477%, 1M LIBOR + 2.000%, 01/15/28 (144A) (c)	140,000	140,158
3.596%, 04/14/33 (144A) (c)	850,000	815,169
3.606%, 08/14/34 (144A) (c)	2,470,000	2,187,003
4.077%, 1M LIBOR + 2.600%, 09/15/26 (144A) (c)	260,000	260,142
4.977%, 1M LIBOR + 3.500%, 09/15/26 (144A) (c)	947,000	946,030
Banc of America Commercial Mortgage Trust 0.631%, 02/15/50 (c) (d)	8,000,000	397,760
1.288%, 02/15/50 (144A) (c) (d)	2,000,000	178,700
3.538%, 11/15/54	480,000	494,625
5.482%, 01/15/49 (c)	214,691	217,491
5.772%, 02/10/51 (c)	199,650	199,570
Bayview Commercial Asset Trust 1.688%, 1M LIBOR + 0.360%, 04/25/36 (144A) (c)	191,998	182,476
1.802%, 1M LIBOR + 0.250%, 10/25/36 (144A) (c)	287,350	271,014
1.852%, 1M LIBOR + 0.300%, 01/25/36 (144A) (c)	155,846	145,234
1.852%, 1M LIBOR + 0.300%, 10/25/36 (144A) (c)	292,391	276,384
2.002%, 1M LIBOR + 0.450%, 01/25/36 (144A) (c)	116,019	107,950
2.002%, 1M LIBOR + 0.450%, 09/25/37 (144A) (c)	749,687	711,572
2.552%, 1M LIBOR + 1.000%, 10/25/37 (144A) (c)	179,138	172,635
3.052%, 1M LIBOR + 1.500%, 12/25/37 (144A) (c)	720,000	531,599
4.302%, 1M LIBOR + 2.750%, 07/25/38 (144A) (c)	84,592	94,098

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BB-UBS Trust 0.596%, 11/05/36 (144A) (c) (d)	85,480,000	$3,308,905
4.026%, 11/05/36 (144A) (c)	330,000	320,830
BHMS Mortgage Trust 2.861%, 1M LIBOR + 1.500%, 07/05/33 (144A) (c)	8,333,700	8,372,413
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,491,415
3.454%, 03/10/33 (144A)	2,120,000	2,167,188
3.633%, 03/10/33 (144A)	600,000	600,026
3.927%, 03/10/33 (144A) (c)	1,210,000	1,186,800
BXP Trust 3.379%, 06/13/39 (144A)	1,090,000	1,113,474
3.425%, 06/13/39 (144A) (c)	3,230,000	3,097,939
3.552%, 08/13/37 (144A) (c)	1,640,000	1,541,765
Caesars Palace Las Vegas Trust 4.354%, 10/15/34 (144A) (c)	410,000	418,393
CCRESG Commercial Mortgage Trust 5.488%, 04/10/29 (144A) (c)	230,000	231,049
CD Mortgage Trust 1.043%, 02/10/50 (c) (d)	3,445,518	254,180
3.631%, 02/10/50	350,000	365,324
5.648%, 10/15/48	472,119	482,749
CFCRE Commercial Mortgage Trust 0.729%, 05/10/58 (c) (d)	2,370,000	124,459
1.752%, 05/10/58 (c) (d)	2,545,357	270,651
CGDBB Commercial Mortgage Trust 2.267%, 1M LIBOR + 0.790%, 07/15/28 (144A) (c)	1,880,000	1,882,340
3.077%, 1M LIBOR + 1.600%, 07/15/28 (144A) (c)	1,110,000	1,109,998
3.627%, 1M LIBOR + 2.150%, 07/15/28 (144A) (c)	1,680,000	1,679,996
CGGS Commercial Mortgage Trust 2.757%, 02/10/33 (144A)	902,515	903,788
CGMS Commercial Mortgage Trust 2017-B1 3.458%, 08/15/50	310,000	318,377
Chicago Skyscraper Trust 3.727%, 1M LIBOR + 2.250%, 02/15/30 (144A) (c)	620,000	623,850
4.777%, 1M LIBOR + 3.300%, 02/15/30 (144A) (c)	1,340,000	1,348,318
5.577%, 1M LIBOR + 4.100%, 02/15/30 (144A) (c)	170,000	171,055
Citigroup Commercial Mortgage Trust 0.934%, 09/15/50 (c) (d)	2,457,468	170,138
1.233%, 10/10/47 (144A) (c) (d)	1,140,000	74,452
2.788%, 04/10/49 (144A)	930,000	720,678
3.518%, 05/10/35 (144A) (c)	30,000	28,975
3.520%, 09/10/31 (144A)	130,000	129,204
4.509%, 09/10/31 (144A)	250,000	249,315
4.835%, 04/15/49 (c)	40,000	42,317
CLNS Trust 4.932%, 1M LIBOR + 3.500%, 06/11/32 (144A) (c)	665,000	666,454
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.060%, 02/10/35 (144A) (c) (d)	60,958,000	388,912
0.814%, 08/10/48 (c) (d)	9,695,713	469,720
1.099%, 03/10/46 (c) (d)	27,079,943	983,617
2.232%, 1M LIBOR + 0.800%, 08/13/27 (144A) (c)	700,000	701,350
3.032%, 1M LIBOR + 1.600%, 02/13/32 (144A) (c)	1,280,000	1,284,941
3.179%, 10/10/36 (144A) (c)	270,000	253,724
3.550%, 07/15/47	550,000	569,320

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.682%, 1M LIBOR + 2.250%, 02/13/32 (144A) (c)	550,000	552,135
3.796%, 08/10/47	540,000	566,480
3.977%, 05/10/47	3,754,000	3,968,715
4.006%, 04/10/47	400,000	422,591
4.051%, 04/10/47	1,896,000	2,010,171
4.236%, 02/10/47 (c)	320,000	342,253
4.311%, 07/10/48 (c)	1,600,000	1,579,164
4.416%, 12/10/47 (c)	420,000	418,371
4.546%, 08/10/48 (c)	1,256,000	1,287,306
4.682%, 1M LIBOR + 3.250%, 02/13/32 (144A) (c)	150,000	150,878
4.735%, 07/15/47 (c)	1,280,000	1,300,941
5.646%, 06/10/44 (144A) (c)	190,000	194,603
Commercial Mortgage Trust 1.185%, 09/10/50 (c) (d)	2,677,339	237,292
3.441%, 08/15/35 (144A) (c)	690,000	680,933
3.685%, 05/10/48 (144A) (c)	1,740,000	1,720,351
4.058%, 08/15/35 (144A) (c)	630,000	620,462
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	2,022,037
3.849%, 02/10/34 (144A) (c)	2,360,000	2,320,337
Cosmopolitan Hotel Trust 2.310%, 11/15/36 (144A) (c)	270,000	270,420
Countrywide Commercial Mortgage Trust 6.291%, 11/12/43 (144A) (c)	19,796	19,758
Credit Suisse First Boston Mortgage Securities Corp. 4.952%, 07/15/37 (c)	70,000	71,672
5.234%, 10/15/39 (144A) (c)	250,000	254,894
Credit Suisse Mortgage Capital Certificates 2.245%, 12/15/20 (144A) (c)	280,000	280,000
Credit Suisse Mortgage Capital Certificates Trust 3.077%, 1M LIBOR + 1.600%, 11/15/33 (144A) (c)	290,000	291,788
CSAIL Commercial Mortgage Trust 0.136%, 11/15/50 (c) (d)	3,940,000	70,132
DBJPM Mortgage Trust 1.000%, 06/10/50 (c) (d)	2,060,000	143,611
3.494%, 09/10/49 (144A) (c)	1,148,000	944,376
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	850,000	868,437
3.530%, 10/10/34 (144A) (c)	1,810,000	1,723,712
Eleven Madison Trust Mortgage Trust 3.555%, 09/10/35 (144A) (c)	440,000	454,509
GAHR Commercial Mortgage Trust 2.551%, 1M LIBOR + 1.300%, 12/15/34 (144A) (c)	149,089	149,136
3.382%, 12/15/34 (144A) (c)	980,000	972,564
GS Mortgage Securities Corp. 3.435%, 12/10/27 (144A) (c)	11,042,358	10,957,490
GS Mortgage Securities Corp. Trust 2.777%, 1M LIBOR + 1.300%, 07/15/32 (144A) (c)	80,000	80,080
2.977%, 1M LIBOR + 1.500%, 07/15/32 (144A) (c)	170,000	170,147
3.277%, 1M LIBOR + 1.800%, 07/15/32 (144A) (c)	70,000	70,102
3.977%, 1M LIBOR + 2.500%, 07/15/32 (144A) (c)	40,000	40,011
GS Mortgage Securities Trust 3.000%, 08/10/50 (144A)	240,000	204,847
3.345%, 07/10/48	300,000	248,223

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 3.931%, 09/10/47	800,000	$847,787
4.412%, 07/10/48 (c)	500,000	497,728
4.529%, 04/10/47 (c)	50,000	50,706
4.646%, 06/10/47 (144A) (c)	100,000	84,299
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,204,062
IMT Trust 3.478%, 06/15/34 (144A)	540,000	551,087
3.497%, 06/15/34 (144A) (c)	570,000	555,808
JPMBB Commercial Mortgage Securities Trust 0.920%, 09/15/47 (c) (d)	2,843,356	131,542
0.927%, 05/15/48 (c) (d)	1,238,430	43,139
3.775%, 08/15/47	550,000	575,989
3.801%, 09/15/47	220,000	230,568
4.118%, 12/15/48 (144A) (c)	300,000	289,970
JPMCC Commercial Mortgage Securities Trust 4.050%, 09/15/50	110,000	112,514
4.648%, 03/15/50 (144A) (c)	650,000	641,867
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (c) (d)	2,067,000	109,951
JPMorgan Chase Commercial Mortgage Securities Trust 0.547%, 04/15/46 (c) (d)	4,900,000	126,596
0.750%, 08/15/49 (144A) (c) (d)	5,300,000	273,255
0.815%, 12/15/49 (c) (d)	993,135	44,066
2.854%, 10/06/38 (144A) (c)	1,670,000	1,635,791
2.944%, 1M LIBOR + 1.500%, 02/12/51 (c)	288,339	286,665
3.177%, 1M LIBOR + 1.700%, 07/15/36 (144A) (c)	1,998,274	2,005,752
3.429%, 06/10/27 (144A)	1,140,000	1,148,270
4.242%, 01/15/49 (c)	970,000	913,229
4.742%, 01/15/49 (c)	1,785,000	1,875,735
5.327%, 1M LIBOR + 3.850%, 10/15/29 (144A) (c)	470,000	470,000
6.145%, 08/12/40 (144A) (c)	393,361	400,872
Lehman Brothers Small Balance Commercial Mortgage Trust 1.802%, 1M LIBOR + 0.250%, 03/25/37 (144A) (c)	788,544	734,770
Lone Star Portfolio Trust 3.277%, 1M LIBOR + 1.800%, 09/15/28 (144A) (c)	211,313	211,957
7.077%, 1M LIBOR + 5.600%, 09/15/28 (144A) (c)	409,547	415,897
LSTAR Commercial Mortgage Trust 1.234%, 03/10/50 (144A) (c) (d)	997,751	49,660
Madison Avenue Trust 4.034%, 10/12/32 (144A) (c)	998,000	1,011,924
Merrill Lynch Mortgage Trust 6.316%, 09/12/42 (144A) (c)	490,000	519,817
Morgan Stanley Bank of America Merrill Lynch Trust 1.189%, 12/15/47 (144A) (c) (d)	1,810,000	111,400
1.281%, 01/15/49 (c) (d)	1,724,326	129,208
1.456%, 11/15/49 (c) (d)	1,107,306	99,548
3.060%, 10/15/48 (144A)	820,000	661,733
3.068%, 10/15/48	1,300,000	1,055,455
3.892%, 06/15/47	2,600,000	2,737,529
4.134%, 07/15/50 (144A) (c)	700,000	609,661
4.528%, 10/15/48 (c)	750,000	772,708
4.558%, 05/15/50 (c)	300,000	307,935
Morgan Stanley Capital Trust 2.203%, 06/15/50 (144A) (c) (d)	1,190,000	202,402

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust 2.546%, 06/15/50 (144A)	1,510,000	1,242,546
3.200%, 11/15/34 (144A) (c)	330,000	330,104
3.446%, 07/13/29 (144A) (c)	540,000	527,634
3.587%, 12/15/50	920,000	948,745
3.850%, 11/15/34 (144A) (c)	1,977,000	1,976,974
4.030%, 05/15/48 (144A) (c)	110,000	94,431
4.030%, 05/15/48 (c)	150,000	147,593
4.227%, 1M LIBOR + 2.750%, 08/15/26 (144A) (c)	300,000	299,585
4.281%, 06/15/50 (c)	339,000	343,073
4.300%, 11/15/34 (144A) (c)	610,000	610,384
4.877%, 1M LIBOR + 3.400%, 02/15/34 (144A) (c)	280,000	279,997
Olympic Tower Mortgage Trust 0.379%, 05/10/39 (144A) (c) (d)	13,300,000	434,099
3.945%, 05/10/39 (144A) (c)	3,155,000	3,054,144
One Market Plaza Trust Zero Coupon, 02/10/32 (144A) (c) (d)	4,222,000	4
0.090%, 02/10/32 (144A) (c) (d)	21,110,000	118,638
Park Avenue Mortgage Trust 3.596%, 09/15/34 (144A) (c)	1,670,000	1,665,837
Park Avenue Trust 0.149%, 06/05/37 (144A) (c) (d)	5,000,000	79,380
3.657%, 06/05/37 (144A) (c)	2,760,000	2,593,721
RAIT Trust 2.193%, 1M LIBOR + 0.950%, 06/15/37 (144A) (c)	1,259,824	1,260,650
Resource Capital Corp., Ltd. 2.277%, 1M LIBOR + 0.800%, 07/15/34 (144A) (c)	1,070,883	1,071,538
3.477%, 1M LIBOR + 2.000%, 07/15/34 (144A) (c)	350,000	349,999
STRIPs, Ltd. 0.500%, 12/25/44 (144A)	481,909	477,813
UBS Commercial Mortgage Trust 1.612%, 06/15/50 (c) (d)	2,137,013	238,400
Velocity Commercial Capital Loan Trust 3.982%, 1M LIBOR + 2.430%, 06/25/45 (144A) (c)	559,277	566,088
VNDO Trust 3.903%, 01/10/35 (144A) (c)	810,000	778,592
Wachovia Bank Commercial Mortgage Trust 5.632%, 10/15/48 (c)	159,100	160,003
Waldorf Astoria Boca Raton Trust 2.827%, 1M LIBOR + 1.350%, 06/15/29 (144A) (c)	1,590,000	1,592,455
Wells Fargo Commercial Mortgage Trust 0.920%, 02/15/48 (c) (d)	8,418,928	425,914
0.950%, 12/15/48 (c) (d)	1,320,704	72,902
1.086%, 12/15/59 (c) (d)	5,054,217	320,510
1.240%, 11/15/50 (c) (d)	5,696,663	521,578
1.267%, 08/15/49 (144A) (c) (d)	1,430,000	120,721
1.341%, 08/15/49 (c) (d)	2,800,000	269,584
2.310%, 12/13/31 (144A) (c)	490,000	491,042
3.453%, 07/15/50	449,000	459,087
3.600%, 12/15/48 (c)	80,000	72,486
4.357%, 09/15/50 (144A) (c)	150,000	142,667
WF-RBS Commercial Mortgage Trust 1.129%, 05/15/47 (c) (d)	11,691,187	538,906
3.678%, 08/15/47	595,000	619,571
3.765%, 09/15/57 (c)	1,540,000	1,487,590

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Worldwide Plaza Trust 3.596%, 11/10/36 (144A) (c)	390,000	$360,588

		145,402,105

Total Mortgage-Backed Securities (Cost $236,593,984)		237,904,754

Foreign Government—4.5%

Banks—0.0%
Banque Centrale de Tunisie International Bond 4.500%, 06/22/20 (EUR)	417,000	523,378

Municipal—0.0%
Provincia de Rio Negro 7.750%, 12/07/25 (144A) (n)	600,000	608,100

Sovereign—4.5%
Argentina Bonar Bonds
8.000%, 10/08/20	333,697	374,575
8.750%, 05/07/24 (n)	2,136,004	2,458,793
Argentine Republic Government International Bonds 5.250%, 01/15/28 (EUR)	284,000	354,231
6.250%, 04/22/19 (b)	7,235,000	7,549,722
6.250%, 11/09/47 (EUR)	1,209,000	1,469,737
7.820%, 12/31/33 (EUR) (n)	590,365	824,608
Bahrain Government International Bonds 6.000%, 09/19/44 (144A)	313,000	265,041
6.750%, 09/20/29 (144A)	627,000	617,743
7.500%, 09/20/47	250,000	238,710
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/19 (BRL)	3,443,000	971,744
Colombia Government International Bond 3.875%, 04/25/27	8,170,000	8,317,060
Egypt Government International Bonds 5.750%, 04/29/20	1,380,000	1,442,909
8.500%, 01/31/47	804,000	923,072
Hungary Government International Bond 5.375%, 03/25/24 (b)	3,500,000	3,959,270
Indonesia Government International Bonds 4.125%, 01/15/25	1,348,000	1,399,453
4.350%, 01/08/27 (b)	1,254,000	1,327,206
4.750%, 01/08/26	3,712,000	4,032,501
Indonesia Treasury Bonds 7.000%, 05/15/27 (IDR)	9,413,000,000	727,092
7.500%, 08/15/32 (IDR)	68,578,000,000	5,344,125
7.500%, 05/15/38 (IDR)	33,495,000,000	2,586,034
8.250%, 05/15/36 (IDR)	99,697,000,000	8,193,267
8.375%, 03/15/24 (IDR)	3,371,000,000	276,242
8.375%, 09/15/26 (IDR)	27,135,000,000	2,259,716
8.375%, 03/15/34 (IDR)	25,344,000,000	2,082,813
Lebanon Government International Bonds 6.100%, 10/04/22	2,071,000	2,012,627
6.250%, 11/04/24	1,145,000	1,099,624
6.650%, 04/22/24	730,000	712,911
6.850%, 03/23/27	2,381,000	2,298,417

Sovereign—(Continued)
Mexican Bonos 4.750%, 06/14/18 (MXN)	75,800,000	3,804,283
5.000%, 12/11/19 (MXN)	658,500,000	31,877,931
Mexico Government International Bond 4.150%, 03/28/27 (b)	19,621,000	20,346,977
Panama Government International Bond 3.750%, 03/16/25	3,490,000	3,640,070
Peruvian Government International Bond 7.350%, 07/21/25 (b)	2,900,000	3,756,950
Philippine Government International Bond 5.500%, 03/30/26	5,610,000	6,622,549
Republic of South Africa Government Bonds 5.500%, 03/09/20	4,890,000	5,133,131
6.250%, 03/31/36 (ZAR)	47,769,500	2,778,067
6.500%, 02/28/41 (ZAR)	20,944,468	1,194,795
8.750%, 02/28/48 (ZAR)	23,630,000	1,731,689
Republic of South Africa Government International Bond 5.875%, 05/30/22 (b)	849,000	927,108
Russian Federal Bonds - OFZ 6.400%, 05/27/20 (RUB)	112,695,000	1,936,105
7.050%, 01/19/28 (RUB)	85,988,000	1,450,716
7.400%, 12/07/22 (RUB)	40,464,000	711,815
7.500%, 08/18/21 (RUB)	39,389,000	695,844
7.750%, 09/16/26 (RUB)	151,376,000	2,687,597
8.150%, 02/03/27 (RUB)	116,540,000	2,129,573
Russian Foreign Bond - Eurobond 4.250%, 06/23/27	2,800,000	2,882,600
4.750%, 05/27/26	1,200,000	1,272,590
Turkey Government International Bonds 5.125%, 03/25/22	261,000	270,526
5.625%, 03/30/21	934,000	983,127
6.000%, 03/25/27	1,945,000	2,070,873
7.000%, 06/05/20	2,619,000	2,825,430
7.375%, 02/05/25	2,221,000	2,557,570
Uruguay Government International Bond 4.375%, 10/27/27 (n)	3,280,000	3,512,388

		171,919,547

Total Foreign Government (Cost $175,723,204)		173,051,025

Floating Rate Loans (o)—0.6%

Diversified Financial Services—0.5%
LSTAR Securities Financing Vehicle
Term Loan, 3.361%, 1M LIBOR + 2.000%, 06/16/25	5,209,868	5,151,518
Term Loan, 3.861%, 1M LIBOR + 2.500%, 05/10/25	11,862,555	11,758,165

		16,909,683

Lodging—0.1%
Shutter Casa Del Mar
Term Loan, 3.802%, 1M LIBOR + 2.370%, 06/09/24	5,000,000	5,000,000

Total Floating Rate Loans (Cost $21,929,371)		21,909,683

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Preferred Stock—0.2%

Security Description	Shares/ Principal Amount*	Value

Banks—0.2%
Citigroup Capital, 7.750%, 10/30/40 (c) (Cost $7,956,785)	292,339	$8,033,476

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (j) (k) (p)	5,027,000	1
Washington Mutual Bank (j) (k) (p)	1,310,000	0
Washington Mutual Bank (j) (k) (p)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $6,681,757 on 01/02/18, collateralized by $6,880,000 U.S. Treasury Notes with rates ranging from 1.375% - 3.125%, maturity dates ranging from 05/15/21 - 05/31/21, with a value of $6,817,303.	6,681,460	6,681,460

Total Short-Term Investments (Cost $6,681,460)		6,681,460

Securities Lending Reinvestments (q)—3.1%

Certificates of Deposit—1.9%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.529%, 1M LIBOR + 0.150%, 01/05/18 (c)	5,000,000	4,999,940
Bank of Montreal 1.972%, 01/11/18	4,004,114	4,000,587
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (c)	1,000,000	1,000,062
Chiba Bank, Ltd., New York 1.560%, 02/07/18	5,000,000	4,999,385
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (c)	3,500,000	3,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (c)	3,500,000	3,500,175
1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	1,500,000	1,500,088
Danske Bank A/S 1.680%, 03/19/18	4,500,000	4,499,550
KBC Bank NV 1.550%, 01/26/18	2,000,000	2,000,060
1.550%, 01/29/18	1,500,000	1,500,000
1.570%, 02/12/18	2,000,000	1,999,720
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	3,000,000	2,999,919
1.769%, 1M LIBOR + 0.200%, 05/30/18 (c)	1,000,000	999,922

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (c)	1,000,000	1,000,200
1.691%, 1M LIBOR + 0.200%, 04/18/18 (c)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (c)	2,000,000	1,999,844
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (c)	4,500,000	4,500,117
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (c)	1,500,000	1,499,949
Standard Chartered plc 1.752%, 01/23/18	4,000,201	4,000,005
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (c)	1,500,000	1,499,863
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (c)	2,000,000	1,997,880
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (c)	3,000,000	2,999,532
1.579%, 1M LIBOR + 0.200%, 02/05/18 (c)	2,000,000	2,000,070
1.612%, 1M LIBOR + 0.180%, 04/11/18 (c)	1,500,000	1,499,955
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (c)	4,000,000	4,000,400
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (c)	1,500,000	1,499,934

		72,997,020

Commercial Paper—0.8%
Bank of China, Ltd. 1.900%, 02/12/18	4,983,639	4,990,235
Canadian Imperial Bank 1.700%, 03/19/18	3,982,244	3,985,772
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,989,427	2,992,728
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (c)	2,500,000	2,499,482
Kells Funding LLC 1.400%, 03/01/18	1,489,325	1,496,208
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,987,850	2,991,543
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (c)	3,000,000	2,999,802
Sheffield Receivables Co. 1.680%, 03/14/18	1,493,560	1,494,903
Toyota Motor Credit Corp. 1.750%, 03/08/18	2,489,913	2,493,040
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18	5,000,000	4,999,860

		30,943,573

Repurchase Agreements—0.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $376,313 on 01/02/18, collateralized by $380,222 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $384,081.	376,240	376,240

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,263,886 on 04/03/18, collateralized by $7,940 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,390,277.	1,250,000	$1,250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $5,451,685 on 04/02/18, collateralized by various Common Stock with a value of $5,830,001.	5,300,000	5,300,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $3,040,057 on 04/02/18, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $251,626 on 01/02/18, collateralized by various Common Stock with a value of $278,413.	250,000	250,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $2,365,181 on 01/02/18, collateralized by various Common Stock with a value of $2,617,083.	2,350,000	2,350,000

		12,526,240

Time Deposits—0.1%
OP Corporate Bank plc 1.990%, 01/12/18	1,500,000	1,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	4,000,000	4,000,000

		5,500,000

Total Securities Lending Reinvestments (Cost $121,968,070)		121,966,833

Total Purchased Options—0.1% (r) (Cost $7,480,742)		2,588,040

Total Investments—135.4% (Cost $5,244,956,722)		5,253,488,356
Other assets and liabilities (net)—(35.4)%		(1,372,622,334)

Net Assets—100.0%		$3,880,866,022

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $118,846,261 and the collateral received consisted of cash in the amount of $121,946,513. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2017, the value of securities pledged amounted to $742,631,627.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $9,898,544.
(g)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2017, the market value of securities pledged was $51,062.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(l)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $523,677, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(m)	Principal only security.
(n)	Principal amount of security is adjusted for inflation.
(o)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(p)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(q)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $727,483,398, which is 18.7% of net assets.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 4.355%, 01/10/39	02/10/04	$854,210	$854,210	$0
Seasoned Credit Risk Transfer Trust, 4.750%, 07/25/56	10/04/17	540,000	520,446	523,677

				$523,677

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Capital, Inc.	1.000%	12/29/17	01/02/18	USD	6,998,460	$6,998,460
Deutsche Bank Securities Corp.	0.750%	12/29/17	01/02/18	USD	22,137,671	22,137,671
Deutsche Bank Securities Corp.	1.500%	12/29/17	01/02/18	USD	30,437,000	30,437,000
Barclays Capital, Inc.	0.750%	12/29/17	01/02/18	USD	30,967,012	30,967,012
BNP Paribas Securities Corp.	1.920%	12/29/17	01/02/18	USD	49,641,795	49,641,795
Credit Suisse Securities (USA)	1.850%	12/29/17	01/02/18	USD	49,675,337	49,675,337
Bank of America N.A.	1.750%	12/29/17	01/02/18	USD	49,687,500	49,687,500
BNP Paribas Securities Corp.	1.150%	12/29/17	01/02/18	USD	117,010,554	117,010,554
JPMorgan Chase Bank N.A.	1.850%	12/29/17	01/02/18	USD	134,515,668	134,515,668
Bank of America N.A.	0.450%	12/29/17	01/02/18	USD	251,604,705	251,604,705

Total						$742,675,702

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(5,239,200)	$(5,229,377)	$(5,231,014)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(7,351,000)	(7,495,837)	(7,487,396)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(38,098,000)	(39,348,140)	(39,323,498)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(3,709,000)	(3,815,054)	(3,814,399)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(172,617,942)	(172,644,215)	(172,392,056)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(80,187,000)	(83,756,834)	(83,741,902)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(6,305,000)	(6,707,781)	(6,700,047)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,241,927)	(2,239,034)
Freddie Mac 30 Yr. Gold Pool	4.500%	TBA	(2,279,000)	(2,421,972)	(2,422,506)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,273,406)	(3,261,297)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(2,512,000)	(2,643,291)	(2,634,852)

Totals				$(329,577,834)	$(329,248,001)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	3,211,137	BNP	01/04/18	USD	991,000	$(23,053)
BRL	3,265,873	BNP	01/04/18	USD	997,000	(12,554)
BRL	11,586,151	BNP	01/04/18	USD	3,537,000	(44,536)
BRL	3,452,819	BOA	01/04/18	USD	1,061,100	(20,301)
BRL	5,639,040	BBP	01/04/18	USD	1,708,800	(8,999)
BRL	4,814,712	GSI	01/04/18	USD	1,476,000	(24,680)
BRL	7,417,578	BNP	02/02/18	USD	2,243,400	(14,749)
BRL	15,203,158	BNP	02/02/18	USD	4,598,100	(30,229)
CAD	1,068,647	BBP	02/22/18	USD	832,000	18,764
CAD	706,852	BNP	03/21/18	USD	550,000	12,913

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	667,475,570	CSI	01/16/18	USD	1,019,000	$65,621
COP	4,992,249,600	BBP	01/05/18	USD	1,664,000	8,449
EUR	1,207,887	NIP	02/02/18	USD	1,416,756	35,033
EUR	284,272	BBP	02/12/18	USD	332,284	9,586
EUR	53,441	BOA	02/21/18	USD	63,381	921
EUR	920,000	HSBC	03/21/18	USD	1,093,336	15,645
IDR	8,066,419,000	GSI	01/26/18	USD	592,248	1,049
IDR	6,112,832,218	JPMC	01/26/18	USD	450,433	(826)
IDR	85,184,148,000	DBAG	01/29/18	USD	6,276,000	(12,389)
IDR	18,190,976,000	JPMC	01/29/18	USD	1,336,000	1,587
INR	94,815,960	BBP	01/29/18	USD	1,464,000	17,259
JPY	21,790,842,150	BBP	01/16/18	USD	194,300,000	(798,417)
MXN	31,877,105	HSBC	01/05/18	USD	1,664,000	(43,399)
MXN	3,471,296	BNP	01/17/18	USD	176,500	(409)
MXN	17,348,459	UBSA	01/17/18	USD	882,500	(2,454)
MXN	52,957,324	CBNA	01/22/18	USD	2,818,108	(134,105)
MXN	12,552,990	DBAG	03/21/18	USD	645,000	(15,336)
MXN	57,813,514	JPMC	03/21/18	USD	2,981,000	(81,044)
NOK	13,902,206	BOA	02/22/18	USD	1,664,000	31,558
NOK	6,112,071	JPMC	03/21/18	USD	730,000	16,010
RUB	59,654,448	BOA	01/12/18	USD	1,008,000	26,814
RUB	206,068,242	BOA	01/12/18	USD	3,482,000	92,627
RUB	70,560,000	CSI	01/29/18	USD	1,200,000	21,719
RUB	116,764,585	BOA	01/30/18	USD	1,943,000	78,526
TRY	2,868,000	BNP	06/25/18	USD	768,612	(50,422)
TRY	21,082,569	BNP	06/25/18	USD	5,469,315	(189,923)
TRY	50,124,431	BNP	06/25/18	USD	12,949,540	(397,630)
TRY	452,000	BNP	08/20/18	USD	119,476	(8,197)
TRY	41,046,000	BNP	08/20/18	USD	10,558,049	(452,845)
ZAR	5,276,940	BBP	01/12/18	USD	411,600	14,312
ZAR	5,213,076	GSI	01/17/18	USD	409,388	11,053

Contracts to Deliver
AUD	2,546,000	BNP	01/12/18	USD	1,950,447	(36,051)
BRL	15,150,740	BNP	01/04/18	USD	4,598,100	31,146
BRL	7,392,003	BNP	01/04/18	USD	2,243,400	15,196
BRL	2,954,556	BNP	01/04/18	USD	891,000	395
BRL	2,676,101	BNP	01/04/18	USD	801,900	(4,769)
BRL	4,044,592	BBP	01/04/18	USD	1,236,500	17,321
BRL	1,821,600	BNP	03/21/18	USD	550,000	5,455
CAD	1,067,840	BOA	02/22/18	USD	832,000	(18,121)
CAD	699,091	CBNA	03/21/18	USD	550,000	(6,732)
CHF	535,757	DBAG	03/21/18	USD	550,000	(2,841)
COP	2,516,658,560	BNP	01/05/18	USD	832,000	(11,103)
COP	2,511,392,000	BNP	01/05/18	USD	832,000	(9,339)
EUR	1,978,000	RBS	01/12/18	USD	2,336,710	(37,851)
EUR	657,353	BOA	01/26/18	USD	775,364	(14,409)
EUR	2,832,033	BOA	02/02/18	USD	3,302,768	(101,120)
EUR	1,540,651	BBP	02/09/18	USD	1,816,718	(35,771)
EUR	115,589	CBNA	02/21/18	USD	124,694	(14,387)
EUR	190,815	DBAG	02/21/18	USD	205,145	(24,451)
EUR	188,294	MSIP	02/21/18	USD	202,425	(24,136)
EUR	920,000	DBAG	03/21/18	USD	1,094,970	(14,011)
IDR	24,746,433,827	BBP	01/26/18	USD	1,814,122	(6,015)
IDR	42,602,297,804	CBNA	01/26/18	USD	3,121,734	(11,728)
IDR	27,270,030,972	CBNA	01/26/18	USD	2,001,470	(4,280)

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
IDR	50,767,789,045	DBAG	01/26/18	USD	3,712,996	$(21,049)
IDR	42,644,942,853	DBAG	01/26/18	USD	3,122,570	(14,028)
IDR	32,491,384,939	DBAG	01/26/18	USD	2,379,101	(10,688)
IDR	35,839,662,802	JPMC	01/26/18	USD	2,633,720	(2,339)
IDR	24,746,433,802	JPMC	01/26/18	USD	1,813,989	(6,148)
IDR	7,284,225,000	BOA	02/08/18	USD	532,628	(2,485)
IDR	7,295,160,000	GSI	02/08/18	USD	533,389	(2,528)
IDR	7,295,159,318	JPMC	02/08/18	USD	533,272	(2,645)
INR	95,998,872	JPMC	01/29/18	USD	1,464,000	(35,739)
JPY	217,761,199	BNP	01/12/18	USD	1,938,000	4,665
JPY	21,830,576,500	BOA	01/16/18	USD	194,300,000	445,578
MXN	6,592,000	BNP	01/04/18	USD	352,259	17,065
MXN	16,036,187	BBP	01/05/18	USD	832,000	16,736
MXN	16,034,720	BBP	01/05/18	USD	832,000	16,810
MXN	19,312,669	BOA	01/12/18	USD	1,013,203	32,643
MXN	2,443,879	BOA	01/12/18	USD	128,213	4,130
MXN	20,770,382	BBP	01/17/18	USD	1,059,000	5,368
MXN	97,069,778	BBP	01/22/18	USD	5,066,669	146,941
MXN	37,886,990	BBP	01/22/18	USD	1,977,555	57,352
MXN	27,997,588	BOA	01/26/18	USD	1,412,000	(5,973)
MXN	405,195,048	BBP	03/21/18	USD	20,810,000	485,208
MXN	7,146,549	CBNA	03/21/18	USD	370,000	11,525
MXN	5,306,414	DBAG	03/21/18	USD	275,000	8,828
NZD	920,000	CBNA	03/21/18	USD	638,311	(13,070)
RUB	49,712,040	BOA	01/12/18	USD	840,000	(22,345)
RUB	431,942,220	CSI	01/12/18	USD	7,224,624	(268,196)
TRY	2,434,981	GSI	01/10/18	USD	632,000	(8,837)
TRY	50,124,431	BNP	06/25/18	USD	12,903,702	351,792
TRY	23,950,569	CBNA	06/25/18	USD	6,021,892	24,310
TRY	17,507,799	BNP	08/20/18	USD	4,309,612	(671)
TRY	13,485,522	CBNA	08/20/18	USD	3,346,865	26,835
TRY	10,504,679	CBNA	08/20/18	USD	2,605,650	19,480
ZAR	18,706,000	GSI	01/12/18	USD	1,372,000	(137,799)
ZAR	61,256,714	BNP	01/17/18	USD	4,217,649	(722,774)
ZAR	9,093,610	BNP	03/22/18	USD	730,000	3,466

Cross Currency Contracts to Buy
CAD	1,059,000	MSIP	01/29/18	MXN	16,100,295	27,853
EUR	920,000	DBAG	03/21/18	CAD	1,385,124	5,915
GBP	460,000	JPMC	03/21/18	SEK	5,166,168	(10,084)
GBP	460,000	JPMC	03/21/18	SEK	5,171,550	(10,744)
JPY	80,576,360	BOA	03/22/18	AUD	920,000	210
JPY	29,738,765	DBAG	03/22/18	SEK	2,170,000	(824)
JPY	45,649,638	DBAG	03/22/18	SEK	3,330,000	(1,143)
NOK	6,034,280	BOA	03/21/18	CAD	920,000	3,859
NOK	2,290,000	DBAG	03/21/18	SEK	2,283,130	(126)
NOK	6,880,000	DBAG	03/21/18	SEK	6,894,930	(4,734)
RUB	103,625,160	BOA	01/12/18	EUR	1,480,000	20,847
SEK	10,365,813	MSIP	03/21/18	GBP	920,000	24,269

Net Unrealized Depreciation						$(1,737,937)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canadian Bankers’ Acceptance Futures	12/17/18	1,010	CAD	246,957,625	$1,404
U.S. Treasury Ultra Long Bond Futures	03/20/18	178	USD	29,842,812	555,459

Futures Contracts—Short
90 Day Eurodollar Futures	12/17/18	(796)	USD	(194,731,450)	(25,993)
90 Day Eurodollar Futures	03/18/19	(196)	USD	(47,919,550)	29,809
Euro-Bund Futures	03/08/18	(330)	EUR	(53,354,400)	664,919
Euro-Buxl 30 Year Bond Futures	03/08/18	(6)	EUR	(983,160)	21,303
U.S. Treasury Long Bond Futures	03/20/18	(323)	USD	(49,419,000)	95,369
U.S. Treasury Note 10 Year Futures	03/20/18	(3,641)	USD	(451,654,672)	(176,243)
U.S. Treasury Note 2 Year Futures	03/29/18	(17)	USD	(3,639,859)	1,167
U.S. Treasury Note 5 Year Futures	03/29/18	(581)	USD	(67,491,321)	(122,337)
United Kingdom Long Gilt Bond Futures	03/27/18	(280)	GBP	(35,044,800)	(633,261)

Net Unrealized Appreciation					$411,596

Purchased Options

Foreign Currency Purchased Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Put/USD Call	USD	0.755	CBNA	02/19/18	1,372,000	1,372,000	$5,978	$1,607	$(4,371)
AUD Put/USD Call	USD	0.760	JPMC	06/13/18	7,915,000	7,915,000	113,381	67,321	(46,060)
EUR Call/TRY Put	TRY	4.350	MSIP	06/07/18	121,000	121,000	17,641	13,450	(4,191)
EUR Put/TRY Call	TRY	4.320	DBAG	02/15/18	1,806,000	1,806,000	57,845	1,608	(56,237)
EUR Put/USD Call	USD	1.168	BOA	06/13/18	30,190,000	30,190,000	383,945	217,304	(166,641)
USD Call/CAD Put	CAD	1.291	BNP	06/13/18	4,785,000	4,785,000	70,148	40,256	(29,892)
USD Call/CHF Put	CHF	0.998	BOA	06/13/18	2,575,000	2,575,000	24,141	15,713	(8,428)
USD Call/CLP Put	CLP	660.000	MSIP	01/11/18	1,359,000	1,359,000	14,163	1	(14,162)
USD Call/JPY Put	JPY	114.000	UBSA	02/16/18	1,664,000	1,664,000	8,653	6,854	(1,799)
USD Call/JPY Put	JPY	113.400	DBAG	06/13/18	7,180,000	7,180,000	93,771	97,777	4,006
USD Call/KRW Put	KRW	1,156.000	GSI	03/05/18	80,185,000	80,185,000	869,727	121,079	(748,648)
USD Call/KRW Put	KRW	1,190.000	DBAG	03/05/18	80,335,000	80,335,000	1,420,323	85,396	(1,334,927)
USD Call/KRW Put	KRW	1,303.000	GSI	03/05/18	80,335,000	80,335,000	172,560	15,344	(157,216)
USD Call/MXN Put	MXN	20.000	DBAG	05/16/18	1,412,000	1,412,000	39,762	52,036	12,274
USD Call/MXN Put	MXN	20.000	JPMC	07/19/18	1,412,000	1,412,000	67,458	78,886	11,428
USD Call/SEK Put	SEK	8.526	CBNA	06/13/18	2,395,000	2,395,000	36,346	17,084	(19,262)
USD Call/TRY Put	TRY	4.200	GSI	02/16/18	1,393,600	1,393,600	7,988	2,336	(5,652)
USD Call/ZAR Put	ZAR	14.000	MSIP	01/25/18	1,029,000	1,029,000	2,051	217	(1,834)
USD Put/BRL Call	BRL	3.300	MSIP	02/08/18	1,708,000	1,708,000	26,457	21,654	(4,803)
USD Put/RUB Call	RUB	59.000	DBAG	01/31/18	1,200,000	1,200,000	14,964	30,755	15,791
USD Put/TRY Call	TRY	3.860	GSI	02/16/18	1,393,600	1,393,600	16,208	28,239	12,031
USD Put/ZAR Call	ZAR	13.500	JPMC	01/12/18	1,372,000	1,372,000	30,743	120,248	89,505

Totals							$3,494,253	$1,035,165	$(2,459,088)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized (Depreciation)
Call - Eurodollar Midcurve 1 Year Futures	$98.125	06/15/18	16,900	$42,250,000	$3,251,594	$1,267,500	$(1,984,094)
Put - U.S. Treasury Note 10-Year Futures	123.000	01/26/18	2,283	2,283,000	734,895	285,375	(449,520)

Totals					$3,986,489	$1,552,875	$(2,433,614)

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/USD Put	USD	0.785	CBNA	02/19/18	(1,372,000)	$(1,372,000)	$(2,981)	$(8,465)	$(5,484)
AUD Put/USD Call	USD	0.721	JPMC	06/13/18	(7,915,000)	(7,915,000)	(34,689)	(18,558)	16,131
CAD Call/MXN Put	MXN	15.000	JPMC	01/18/18	(706,000)	(706,000)	(8,144)	(27,795)	(19,651)
CAD Put/MXN Call	MXN	15.000	JPMC	01/18/18	(706,000)	(706,000)	(5,035)	(88)	4,947
EUR Call/TRY Put	TRY	4.500	DBAG	02/15/18	(1,264,000)	(1,264,000)	(32,045)	(50,173)	(18,128)
EUR Put/TRY Call	TRY	4.100	DBAG	02/15/18	(1,264,000)	(1,264,000)	(11,294)	(27)	11,267
EUR Put/USD Call	USD	1.109	BOA	06/13/18	(30,190,000)	(30,190,000)	(76,860)	(39,266)	37,594
USD Call/ JPY Put	JPY	119.000	DBAG	06/13/18	(7,180,000)	(7,180,000)	(18,883)	(19,925)	(1,042)
USD Call/BRL Put	BRL	3.450	MSIP	02/08/18	(854,000)	(854,000)	(7,925)	(5,180)	2,745
USD Call/CAD Put	CAD	1.355	BNP	06/13/18	(4,785,000)	(4,785,000)	(20,049)	(10,278)	9,771
USD Call/CHF Put	CHF	1.047	BOA	06/13/18	(2,575,000)	(2,575,000)	(4,836)	(2,984)	1,852
USD Call/CLP Put	CLP	675.000	MSIP	01/11/18	(1,359,000)	(1,359,000)	(6,124)	—	6,124
USD Call/KRW Put	KRW	1,303.000	DBAG	03/05/18	(80,335,000)	(80,335,000)	(629,826)	(15,344)	614,482
USD Call/KRW Put	KRW	1,212.000	GSI	03/05/18	(80,185,000)	(80,185,000)	(441,417)	(61,662)	379,755
USD Call/KRW Put	KRW	1,190.000	GSI	03/05/18	(80,335,000)	(80,335,000)	(558,971)	(85,396)	473,575
USD Call/MXN Put	MXN	22.500	JPMC	07/19/18	(1,412,000)	(1,412,000)	(23,863)	(28,792)	(4,929)
USD Put/RUB Call	RUB	61.000	DBAG	01/31/18	(1,200,000)	(1,200,000)	(7,224)	(1,099)	6,125
USD Call/SEK Put	SEK	8.948	CBNA	06/13/18	(2,395,000)	(2,395,000)	(11,910)	(5,099)	6,811
USD Call/TRY Put	TRY	4.040	GSI	02/16/18	(1,393,600)	(1,393,600)	(17,536)	(6,723)	10,813
USD Call/ZAR Put	ZAR	14.120	BOA	01/25/18	(1,372,000)	(1,372,000)	(44,453)	(195)	44,258
USD Put/RUB Call	RUB	58.500	CSI	01/26/18	(1,200,000)	(1,200,000)	(18,058)	(21,944)	(3,886)
USD Put/ZAR Call	ZAR	13.000	JPMC	01/12/18	(1,372,000)	(1,372,000)	(11,990)	(66,571)	(54,581)

Totals							$(1,994,113)	$(475,564)	$1,518,549

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - Eurodollar Midcurve 3 Year Futures	$97.875	06/15/18	(11,266)	$(28,165,000)	$(3,411,746)	$(2,041,963)	$1,369,783

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	8.210%	Maturity	01/02/20	BOA	BRL	32,987,523	$35,620	$—	$35,620
Pay	1-Day CDI	Annually	9.135%	Annually	01/04/21	BOA	BRL	13,830,445	29,633	—	29,633
Pay	1-Day CDI	Annually	9.250%	Annually	01/02/19	CBNA	BRL	31,034,582	207,717	—	207,717
Pay	1-Day CDI	Annually	9.275%	Annually	01/02/19	JPMC	BRL	29,461,321	199,717	—	199,717
Pay	1-Day CDI	Annually	9.610%	Annually	01/02/23	BOA	BRL	7,272,989	(3,988)	—	(3,988)
Pay	1-Day CDI	Annually	9.840%	Annually	01/02/23	CBNA	BRL	13,828,396	22,099	—	22,099
Pay	1-Day CDI	Annually	9.850%	Annually	01/02/23	CBNA	BRL	7,276,665	12,188	—	12,188
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	(11,197)	—	(11,197)
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	(93,846)	—	(93,846)
Pay	28-Day TIIE	Monthly	6.330%	Monthly	08/06/25	CBNA	MXN	59,593,000	(280,919)	—	(280,919)
Pay	28-Day TIIE	Monthly	6.980%	Monthly	11/28/18	JPMC	MXN	92,466,976	(45,062)	—	(45,062)
Pay	28-Day TIIE	Monthly	6.980%	Monthly	11/28/18	CBNA	MXN	163,000,000	(79,435)	—	(79,435)
Pay	28-Day TIIE	Monthly	7.060%	Monthly	11/21/18	JPMC	MXN	114,610,942	(50,447)	—	(50,447)
Pay	28-Day TIIE	Monthly	7.070%	Monthly	11/21/18	CBNA	MXN	95,509,119	(41,615)	—	(41,615)
Receive	1-Day CDI	Maturity	7.020%	Maturity	01/02/19	BOA	BRL	49,197,943	(21,177)	—	(21,177)
Receive	1-Day CDI	Annually	7.750%	Annually	01/02/19	BOA	BRL	31,153,750	(72,851)	—	(72,851)
Receive	1-Day CDI	Annually	8.000%	Annually	01/02/19	CBNA	BRL	31,040,217	(96,975)	—	(96,975)
Receive	1-Day CDI	Annually	8.980%	Annually	01/02/18	CBNA	BRL	11,380,601	(3,878)	—	(3,878)
Receive	1-Day CDI	Annually	9.980%	Annually	01/02/18	JPMC	BRL	36,143,970	(53,021)	—	(53,021)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

OTC Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	1-Day CDI	Annually	9.985%	Annually	01/02/18	CBNA	BRL	36,142,712	$(53,397)	$—	$(53,397)
Receive	28-Day TIIE	Monthly	4.550%	Monthly	03/21/18	BBP	MXN	26,793,819	9,667	—	9,667
Receive	28-Day TIIE	Monthly	4.700%	Monthly	12/06/18	BOA	MXN	8,147,763	12,683	—	12,683
Receive	28-Day TIIE	Monthly	4.760%	Monthly	12/06/18	CBNA	MXN	8,147,763	12,456	—	12,456
Receive	28-Day TIIE	Monthly	4.770%	Monthly	12/05/18	CBNA	MXN	8,147,763	12,381	—	12,381
Receive	28-Day TIIE	Monthly	4.850%	Monthly	11/01/18	BOA	MXN	22,482,829	30,013	—	30,013
Receive	28-Day TIIE	Monthly	6.307%	Monthly	08/11/25	DBAG	MXN	74,533,884	356,809	—	356,809
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	95,956	—	95,956
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	95,956	—	95,956

Totals									$225,087	$—	$225,087

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium (Received)	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	BNP	iBoxx USD Liquid High Yield Index	USD 19,368,000	$270,860	$(40,633)	$311,493
Pay	3M LIBOR	Quarterly	1.626%	Quarterly	03/20/18	GSI	iBoxx USD Liquid High Yield Index	USD 19,450,000	220,699	(36,509)	257,208

Totals									$491,559	$(77,142)	$568,701

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	12M UKRPI	Maturity	3.460%	Maturity	10/15/26	GBP	8,872,130	$106,205	$—	$106,205
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	(188,308)	—	(188,308)
Pay	28-Day TIIE	Monthly	7.160%	Monthly	04/29/20	MXN	257,080,000	(228,529)	224	(228,753)
Pay	28-Day TIIE	Monthly	7.320%	Monthly	02/20/20	MXN	267,852,955	(184,280)	—	(184,280)
Pay	28-Day TIIE	Monthly	7.445%	Monthly	03/07/22	MXN	91,257,182	(69,375)	—	(69,375)
Pay	28-Day TIIE	Monthly	7.470%	Monthly	03/07/22	MXN	45,626,378	(32,595)	—	(32,595)
Pay	28-Day TIIE	Monthly	7.480%	Monthly	03/07/22	MXN	45,627,440	(31,759)	—	(31,759)
Pay	28-Day TIIE	Monthly	7.810%	Monthly	06/07/18	MXN	211,800,000	(1,850)	169	(2,019)
Pay	28-Day TIIE	Monthly	7.850%	Monthly	06/12/18	MXN	211,800,000	(486)	165	(651)
Pay	3M LIBOR	Quarterly	2.045%	Semi-Annually	11/19/19	USD	510,950,000	(959,278)	8,017	(967,295)
Pay	3M LIBOR	Quarterly	2.050%	Semi-Annually	11/19/19	USD	983,930,000	(1,799,500)	15,437	(1,814,937)
Pay	3M LIBOR	Quarterly	2.131%	Semi-Annually	08/25/25	USD	1,285,000	(19,388)	—	(19,388)
Pay	3M LIBOR	Quarterly	2.160%	Semi-Annually	12/06/19	USD	499,760,000	(432,262)	7,841	(440,103)
Pay	3M LIBOR	Quarterly	2.241%	Semi-Annually	11/01/21	USD	103,550,000	(243,664)	1,732	(245,396)
Pay	3M LIBOR	Quarterly	2.310%	Semi-Annually	12/08/21	USD	206,930,000	(227,594)	3,461	(231,055)
Pay	3M LIBOR	Quarterly	2.387%	Semi-Annually	12/19/21	USD	102,910,000	34,383	1,721	32,662
Receive	28-Day TIIE	Monthly	7.105%	Monthly	10/14/22	MXN	48,327,742	74,656	47	74,609
Receive	28-Day TIIE	Monthly	7.110%	Monthly	10/14/22	MXN	36,666,258	56,264	35	56,229
Receive	28-Day TIIE	Monthly	7.130%	Monthly	10/07/22	MXN	36,514,549	54,362	35	54,327
Receive	28-Day TIIE	Monthly	7.140%	Monthly	10/10/22	MXN	14,763,855	21,704	15	21,689
Receive	28-Day TIIE	Monthly	7.361%	Monthly	01/28/19	MXN	300,263,934	113,871	—	113,871
Receive	3M LIBOR	Semi-Annually	2.272%	Quarterly	09/11/25	USD	955,000	5,075	—	5,075
Receive	3M LIBOR	Semi-Annually	2.273%	Quarterly	11/19/21	USD	1,026,640,000	949,765	16,108	933,657
Receive	3M LIBOR	Semi-Annually	2.282%	Quarterly	11/19/21	USD	531,510,000	448,392	8,339	440,053
Receive	3M LIBOR	Semi-Annually	2.335%	Quarterly	12/07/21	USD	523,190,000	184,540	8,209	176,331

Totals								$(2,369,651)	$71,555	$(2,441,206)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.NA.IG.29.V1	1.000%	Quarterly	12/20/22	0.490%	USD	13,833,000	$329,741	$322,763	$6,978

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Argentine Republic Government International Bond 7.625%, due 04/22/46	(5.000%)	Quarterly	12/20/22	GSI	2.377%	USD	2,124,100	$(251,875)	$(190,785)	$(61,090)
Argentine Republic Government International Bond 7.625%, due 04/22/46	(5.000%)	Quarterly	12/20/22	GSI	2.377%	USD	3,810,000	(451,788)	(336,619)	(115,169)
Bahrain Government International Bond 5.500%, due 03/31/20	(1.000%)	Quarterly	12/20/22	JPMC	2.767%	USD	230,000	18,054	20,124	(2,070)
Federative Republic of Brazil 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/22	BBP	1.605%	USD	1,571,000	43,814	58,225	(14,411)
Loews Corp. 6.000%, due 02/01/35	(1.000%)	Quarterly	12/20/22	BBP	0.138%	USD	2,145,000	(87,914)	(73,998)	(13,916)
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	Quarterly	06/20/20	JPMC	0.563%	USD	3,824,276	(40,470)	33,407	(73,877)
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	Quarterly	09/20/20	BOA	0.593%	USD	3,824,276	(41,395)	50,241	(91,636)
Mexico Government International Bond 4.15%, due 03/28/27	(1.000%)	Quarterly	12/20/22	BBP	1.060%	USD	1,468,000	4,070	6,622	(2,552)
Mexico Government International Bond 4.15%, due 03/28/27	(1.000%)	Quarterly	12/20/22	MSIP	1.060%	USD	834,000	2,312	3,762	(1,450)
Mexico Government International Bond 4.15%, due 03/28/27	(1.000%)	Quarterly	12/20/22	MSIP	1.060%	USD	834,000	2,312	3,564	(1,252)
Philippine Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/22	JPMC	0.595%	USD	6,851,071	(130,139)	(110,397)	(19,742)
Republic of South Africa Government Bond 5.500%, due 03/09/20	(1.000%)	Quarterly	12/20/22	BOA	1.563%	USD	1,062,605	27,615	43,954	(16,339)
Republic of South Africa Government Bond 5.500%, due 03/09/20	(1.000%)	Quarterly	12/20/22	MSIP	1.563%	USD	1,860,205	48,343	76,946	(28,603)

Totals								$(857,061)	$(414,954)	$(442,107)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	Quarterly	06/20/20	BOA	0.563%	USD	3,824,276	$40,470	$(38,757)	$79,227
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	Quarterly	09/20/20	JPMC	0.593%	USD	3,824,276	41,395	(43,741)	85,136

Totals								$81,865	$(82,498)	$164,363

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,960,000	$(3,573)	$26,423	$(29,996)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	1,670,000	(10,827)	242	(11,069)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	2,340,000	(15,170)	(883)	(14,287)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	2,680,000	(17,374)	745	(18,119)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.000%	USD	1,610,000	(2,935)	19,805	(22,740)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.000%	USD	1,280,000	(2,334)	15,972	(18,306)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	900,000	(1,641)	11,071	(12,712)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,090,000	(1,987)	13,408	(15,395)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	0.000%	USD	340,000	49,748	34,297	15,451

Totals								$(6,093)	$121,080	$(127,173)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	JPMC	0.000%	USD	250,000	$(8,992)	$(8,068)	$(924)
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	JPMC	0.000%	USD	480,000	(17,264)	(13,545)	(3,719)
CMBX.NA.BBB.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	320,000	(35,501)	(32,777)	(2,724)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	660,000	(20,347)	(30,600)	10,253
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	1,310,000	(40,386)	(59,736)	19,350
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	GSI	0.000%	USD	670,000	(28,918)	(38,377)	9,459
CMBX.NA.A.V8	2.000%	Quarterly/ Monthly	10/17/57	MSIP	0.000%	USD	190,000	(8,201)	(22,074)	13,873
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	MSIP	0.000%	USD	710,000	(25,537)	(36,483)	10,946
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	CSI	0.000%	USD	200,000	(7,194)	(10,432)	3,238
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	CSI	0.000%	USD	650,000	(23,378)	(21,121)	(2,257)
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	JPMC	0.000%	USD	1,830,000	(65,820)	(98,204)	32,384
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	MSIP	0.000%	USD	582,000	(20,933)	(31,957)	11,024
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	MSIP	0.000%	USD	980,000	(35,248)	(22,454)	(12,794)
CMBX.NA.A.V9	2.000%	Monthly	09/17/58	MSIP	0.000%	USD	340,000	(12,229)	(16,765)	4,536
CMBX.NA.AAA.V7	0.500%	Quarterly/ Monthly	01/17/47	CSI	0.000%	USD	5,000,000	26,744	(156,399)	183,143
CMBX.NA.AM.V4	0.500%	Quarterly/ Monthly	02/17/51	DBAG	0.000%	USD	2,370,000	(14,072)	(359,977)	345,905
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	0.000%	USD	40,000	(4,036)	(3,575)	(461)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	340,000	(49,748)	(28,925)	(20,823)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	CSI	0.000%	USD	797,000	(88,419)	(84,680)	(3,739)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	500,000	(55,470)	(53,963)	(1,507)

Totals								$(534,949)	$(1,130,112)	$595,163

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas SA
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services, LLC
(MSIP)—	Morgan Stanley & Co. International plc
(NIP)—	Nomura International plc
(RBS)—	Royal Bank of Scotland plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,842,848,349	$—	$2,842,848,349
Total Corporate Bonds & Notes*	—	1,085,568,340	—	1,085,568,340
Asset-Backed Securities
Asset-Backed - Credit Card	—	1,629,026	—	1,629,026
Asset-Backed - Home Equity	—	34,602,630	—	34,602,630
Asset-Backed - Manufactured Housing	—	18,003,364	—	18,003,364
Asset-Backed - Other	—	431,093,065	0	431,093,065
Asset-Backed - Student Loan	—	21,729,799	—	21,729,799
Total Asset-Backed Securities	—	507,057,884	0	507,057,884
Total Municipals	—	245,878,511	—	245,878,511
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	92,502,649	—	92,502,649
Commercial Mortgage-Backed Securities	—	144,472,023	930,082	145,402,105
Total Mortgage-Backed Securities	—	236,974,672	930,082	237,904,754
Total Foreign Government*	—	173,051,025	—	173,051,025
Total Floating Rate Loans*	—	21,909,683	—	21,909,683
Total Preferred Stock*	8,033,476	—	—	8,033,476
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	6,681,460	—	6,681,460
Total Securities Lending Reinvestments*	—	121,966,833	—	121,966,833
Purchased Options
Foreign Currency Purchased Options at Value	—	1,035,165	—	1,035,165
Options on Exchange-Traded Futures Contracts at Value	1,552,875	—	—	1,552,875
Total Purchased Options	$1,552,875	$1,035,165	$—	$2,588,040
Total Investments	$9,586,351	$5,242,971,922	$930,083	$5,253,488,356
Collateral for Securities Loaned (Liability)	$—	$(121,946,513)	$—	$(121,946,513)
Total Reverse Repurchase Agreements (Liability)	$—	$(742,675,702)	$—	$(742,675,702)
TBA Forward Sales Commitments	$—	$(329,248,001)	$—	$(329,248,001)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,310,644	$—	$2,310,644
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,048,581)	—	(4,048,581)
Total Forward Contracts	$—	$(1,737,937)	$—	$(1,737,937)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,369,430	$—	$—	$1,369,430
Futures Contracts (Unrealized Depreciation)	(957,834)	—	—	(957,834)
Total Futures Contracts	$411,596	$—	$—	$411,596

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Written Options
Foreign Currency Written Options at Value	$—	$(475,564)	$—	$(475,564)
Options on Exchange-Traded Futures Contracts at Value	(2,041,963)	—	—	(2,041,963)
Total Written Options	$(2,041,963)	$(475,564)	$—	$(2,517,527)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,021,686	$—	$2,021,686
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(4,455,914)	—	(4,455,914)
Total Centrally Cleared Swap Contracts	$—	$(2,434,228)	$—	$(2,434,228)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,929,331	$—	$1,929,331
OTC Swap Contracts at Value (Liabilities)	—	(2,528,923)	—	(2,528,923)
Total OTC Swap Contracts	$—	$(599,592)	$—	$(599,592)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$5,253,488,356
Cash	18,430
Cash denominated in foreign currencies (c)	12,880,685
Cash collateral (d)	9,914,520
OTC swap contracts at market value (e)	1,929,331
Unrealized appreciation on forward foreign currency exchange contracts	2,310,644
Receivable for:
Investments sold	15,020,345
OTC swap contracts	20,000
TBA securities sold (f)	705,253,919
Fund shares sold	1,054,963
Principal paydowns	59,409
Interest	25,386,602
Interest on OTC swap contracts	164,713
Prepaid expenses	10,293
Other assets	6,026

Total Assets	6,027,518,236
Liabilities
Written options at value (g)	2,517,527
Forward sales commitments, at value	329,248,001
Reverse repurchase agreements	742,675,702
OTC swap contracts at market value (h)	2,528,923
Cash collateral for OTC swap contracts	1,330,300
Unrealized depreciation on forward foreign currency exchange contracts	4,048,581
Collateral for securities loaned	121,946,513
Payables for:
OTC swap contracts	364,027
Investments purchased	39,642,718
TBA securities purchased	898,249,353
Fund shares redeemed	461,180
Interest on reverse repurchase agreements	66,040
Foreign taxes	129,474
Variation margin on futures contracts	867,360
Variation margin on centrally cleared swap contracts	24,566
Interest on forward sales commitments	391,388
Interest on OTC swap contracts	142,812
Accrued Expenses:
Management fees	1,077,566
Distribution and service fees	123,281
Deferred trustees’ fees	116,448
Other expenses	700,454

Total Liabilities	2,146,652,214

Net Assets	$3,880,866,022

Net Assets Consist of:
Paid in surplus	$3,818,569,810
Undistributed net investment income	126,493,176
Accumulated net realized loss	(73,207,312)
Unrealized appreciation on investments, purchased options, written options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	9,010,348

Net Assets	$3,880,866,022

Net Assets
Class A	$3,256,010,948
Class B	514,486,371
Class E	110,368,703
Capital Shares Outstanding*
Class A	30,449,220
Class B	4,900,879
Class E	1,041,834
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$106.93
Class B	104.98
Class E	105.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,244,956,722.
(b)	Includes securities loaned at value of $118,846,261.
(c)	Identified cost of cash denominated in foreign currencies was $12,697,290.
(d)	Includes cash collateral of $8,114,520 for centrally cleared swap contracts and $1,800,000 for OTC swap contracts.
(e)	Net premium paid on OTC swap contracts was $418,808.
(f)	Included within TBA securities sold is $329,969,223 related to TBA forward sale commitments.
(g)	Premiums received on written options were $5,405,859.
(h)	Net premium received on OTC swap contracts was $2,002,434.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$591,228
Interest (a)	133,687,692
Securities lending income	663,331

Total investment income	134,942,251
Expenses
Management fees	12,675,893
Administration fees	123,613
Custodian and accounting fees	885,465
Distribution and service fees—Class B	1,300,047
Distribution and service fees—Class E	171,606
Interest expense	5,383,785
Audit and tax services	126,513
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	247,393
Insurance	25,683
Miscellaneous	44,618

Total expenses	21,076,989

Net Investment Income	113,865,262

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(21,850,406)
Purchased options	(11,542,099)
Futures contracts	10,296,528
Written options	3,611,515
Swap contracts	(1,605,630)
Foreign currency transactions	2,876,446
Forward foreign currency transactions	(611,638)

Net realized loss	(18,825,284)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	64,592,734
Purchased options	(5,191,958)
Futures contracts	2,127,185
Written options	2,538,102
Swap contracts	(1,995,166)
Foreign currency transactions	202,499
Forward foreign currency transactions	(3,236,169)

Net change in unrealized appreciation	59,037,227

Net realized and unrealized gain	40,211,943

Net Increase in Net Assets from Operations	$154,077,205

(a)	Net of foreign withholding taxes of $111,519.
(b)	Net of foreign capital gains tax of $30,529.
(c)	Includes change in foreign capital gains tax of $129,474.

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$113,865,262	$96,551,518
Net realized gain (loss)	(18,825,284)	1,066,996
Net change in unrealized appreciation	59,037,227	16,329,604

Increase in net assets from operations	154,077,205	113,948,118

From Distributions to Shareholders
Net investment income
Class A	(100,635,202)	(102,987,554)
Class B	(15,212,013)	(15,546,181)
Class E	(3,438,021)	(3,722,162)

Total distributions	(119,285,236)	(122,255,897)

Increase in net assets from capital share transactions	25,210,294	10,844,267

Total increase in net assets	60,002,263	2,536,488

Net Assets
Beginning of period	3,820,863,759	3,818,327,271

End of period	$3,880,866,022	$3,820,863,759

Undistributed net investment income
End of period	$126,493,176	$116,631,555

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	719,265	$76,744,253	1,788,011	$195,109,223
Reinvestments	950,734	100,635,202	960,257	102,987,554
Redemptions	(1,289,986)	(137,935,585)	(2,621,035)	(281,776,136)

Net increase	380,013	$39,443,870	127,233	$16,320,641

Class B
Sales	366,024	$38,383,912	518,377	$55,117,107
Reinvestments	146,185	15,212,013	147,371	15,546,181
Redemptions	(571,544)	(59,986,157)	(634,036)	(67,150,297)

Net increase (decrease)	(59,335)	$(6,390,232)	31,712	$3,512,991

Class E
Sales	61,074	$6,459,645	88,968	$9,549,094
Reinvestments	32,756	3,438,021	34,996	3,722,162
Redemptions	(167,697)	(17,741,010)	(207,952)	(22,260,621)

Net decrease	(73,867)	$(7,843,344)	(83,988)	$(8,989,365)

Increase derived from capital shares transactions		$25,210,294		$10,844,267

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash Flows From Operating Activities
Net increase in net assets from operations	$154,077,205

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Investments purchased	(27,017,768,973)
Proceeds from investments sold	25,937,727,022
Purchases of short-term investments, net	121,344,422
Net amortization/accretion of premium (discount)	7,768,276
Premium received on open written options, net	8,394,273
Proceeds from securities lending, net	97,074,441
Increase in interest receivable	(5,605,476)
Decrease in cash collateral, asset	448,350
Decrease in OTC swap contracts at market value, asset	1,724,628
Decrease in unrealized appreciation on forward foreign currency exchange contracts	196,984
Increase in receivable for investments sold	(11,111,109)
Increase in receivable for OTC swap contracts	(20,000)
Increase in receivable for TBA securities sold	(199,770,271)
Increase in receivable for principal paydowns	(40,474)
Decrease in receivable for variation margin on futures contracts	774,664
Decrease in interest receivable on OTC swap contracts	84,058
Decrease in other assets and prepaid expenses	53,614
Decrease in collateral for securities loaned, liability	(96,411,110)
Increase in foreign taxes	95,469
Increase in OTC swap contracts at market value, liability	474,929
Decrease in cash collateral, liability	(2,069,700)
Increase in unrealized depreciation on forward foreign currency exchange contracts	3,039,185
Increase in payable for OTC swap contracts	364,027
Increase in payable for investments purchased	38,458,006
Increase in payable for TBA securities purchased	407,617,198
Increase in payable for forward sales commitments, at value	22,573,586
Increase in payable for variation margin on futures contracts	867,360
Decrease in payable for variation margin on swap contracts	(262,012)
Decrease in interest payable on forward sales commitments	(121,765)
Decrease in interest payable on OTC swap contracts	(144,282)
Increase in accrued management fees	19,538
Decrease in accrued distribution and service fees	(441)
Increase in deferred trustee’s fees	24,432
Increase in interest payable on reverse repurchase agreements	28,160
Decrease in other expenses	(112,833)
Net realized loss from investments, purchased options and written options	29,780,990
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	(61,938,878)

Net cash used in operating activities	$(562,366,507)

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	121,634,992
Payment on shares redeemed, including decrease in payable for shares redeemed	(216,030,798)
Proceeds from issuance of reverse repurchase agreements	126,709,972,489
Repayment of reverse repurchase agreements	(126,047,847,059)

Net cash provided by financing activities	$567,729,624

Net increase in cash and foreign currency (a)	$5,363,117

Cash and cash in foreign currency at beginning of year	$7,535,998

Cash and cash in foreign currency at end of year	$12,899,115

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$119,285,236

Cash paid for interest and fees on borrowings:	$5,355,625

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $231,179.

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$106.00	$106.14		$110.97	$107.33	$115.27

Income (Loss) from Investment Operations
Net investment income (a)	3.18	2.76	(b)	2.73	3.18	3.36
Net realized and unrealized gain (loss) on investments	1.13	0.61		(2.08)	4.28	(4.07)

Total from investment operations	4.31	3.37		0.65	7.46	(0.71)

Less Distributions
Distributions from net investment income	(3.38)	(3.51)		(4.24)	(3.82)	(4.49)
Distributions from net realized capital gains	0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.38)	(3.51)		(5.48)	(3.82)	(7.23)

Net Asset Value, End of Period	$106.93	$106.00		$106.14	$110.97	$107.33

Total Return (%) (c)	4.10	3.12		0.59	7.08	(0.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.37		0.36	0.35	0.35
Gross ratio of expenses to average net assets excluding interest expense (%)	0.37	0.36		0.36	0.35	0.35
Net ratio of expenses to average net assets (%) (d)	0.51	0.37		0.36	0.35	0.35
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.37	0.36		0.36	0.35	0.35
Ratio of net investment income to average net assets (%)	2.98	2.56	(b)	2.50	2.91	3.07
Portfolio turnover rate (%)	615 (e)	571	(e)	824 (e)	679 (e)	801 (e)
Net assets, end of period (in millions)	$3,256.0	$3,187.2		$3,178.0	$3,686.9	$3,213.0

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$104.12	$104.31		$109.16	$105.64	$113.56

Income (Loss) from Investment Operations
Net investment income (a)	2.86	2.45	(b)	2.42	2.87	3.05
Net realized and unrealized gain (loss) on investments	1.11	0.59		(2.05)	4.20	(4.01)

Total from investment operations	3.97	3.04		0.37	7.07	(0.96)

Less Distributions
Distributions from net investment income	(3.11)	(3.23)		(3.98)	(3.55)	(4.22)
Distributions from net realized capital gains	0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.11)	(3.23)		(5.22)	(3.55)	(6.96)

Net Asset Value, End of Period	$104.98	$104.12		$104.31	$109.16	$105.64

Total Return (%) (c)	3.85	2.86		0.34	6.81	(1.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.62		0.61	0.60	0.60
Gross ratio of expenses to average net assets excluding interest expense (%)	0.62	0.61		0.61	0.60	0.60
Net ratio of expenses to average net assets (%) (d)	0.76	0.62		0.61	0.60	0.60
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.62	0.61		0.61	0.60	0.60
Ratio of net investment income to average net assets (%)	2.73	2.31	(b)	2.26	2.67	2.82
Portfolio turnover rate (%)	615 (e)	571	(e)	824 (e)	679 (e)	801 (e)
Net assets, end of period (in millions)	$514.5	$516.4		$514.1	$519.5	$488.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$105.03	$105.18		$110.00	$106.41	$114.32

Income (Loss) from Investment Operations
Net investment income (a)	2.99	2.57	(b)	2.55	3.00	3.18
Net realized and unrealized gain (loss) on investments	1.12	0.60		(2.07)	4.23	(4.04)

Total from investment operations	4.11	3.17		0.48	7.23	(0.86)

Less Distributions
Distributions from net investment income	(3.20)	(3.32)		(4.06)	(3.64)	(4.31)
Distributions from net realized capital gains	0.00	0.00		(1.24)	0.00	(2.74)

Total distributions	(3.20)	(3.32)		(5.30)	(3.64)	(7.05)

Net Asset Value, End of Period	$105.94	$105.03		$105.18	$110.00	$106.41

Total Return (%) (c)	3.95	2.98		0.44	6.92	(0.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.52		0.51	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	0.51		0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (d)	0.65	0.52		0.51	0.50	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.52	0.51		0.51	0.50	0.50
Ratio of net investment income to average net assets (%)	2.82	2.40	(b)	2.35	2.78	2.92
Portfolio turnover rate (%)	615 (e)	571	(e)	824 (e)	679 (e)	801 (e)
Net assets, end of period (in millions)	$110.4	$117.2		$126.2	$143.8	$150.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 168%, 178%, 278%, 276% and 267% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 respectively.

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, paydown gain/loss reclasses, foreign capital gains taxes and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

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the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,681,460. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,526,240. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 268 days. The average amount of borrowings was $696,162,346 and the annualized weighted average interest rate was 1.03% during the 268 day period.

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The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Bank of America N.A.	$(301,292,205)	$300,802,215	$(489,990)
Barclays Capital, Inc.	(37,965,472)	37,912,509	(52,963)
BNP Paribas Securities Corp.	(166,652,349)	166,509,850	(142,499)
Deutsche Bank Securities Corp.	(52,574,671)	52,574,671	—
Credit Suisse Securities (USA)	(49,675,337)	49,675,337	—
JPMorgan Chase Bank N.A.	(134,515,668)	50,538,598	(83,977,070)

	$(742,675,702)	$658,013,180	$(84,662,522)

[1]	Collateral with a value of $742,631,627 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(36,531,294)	$—	$—	$—	$(36,531,294)
Foreign Government	(16,479,094)	—	—	—	(16,479,094)
U.S. Treasury & Government Agencies	(68,936,125)	—	—	—	(68,936,125)
Total	$(121,946,513)	$—	$—	$—	$(121,946,513)
Reverse Repurchase Agreements
U.S. Treasury	—	(742,675,702)	—	—	(742,675,702)
Total Borrowings	$(121,946,513)	$(742,675,702)	$—	$—	$864,622,215
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$864,622,215

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for

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the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$1,552,875
	OTC swap contracts at market value (c)	1,132,895	OTC swap contracts at market value (c)	$907,808
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	2,014,708	Unrealized depreciation on centrally cleared swap contracts (d) (e)	4,455,914
	Unrealized appreciation on futures contracts (e) (f)	1,369,430	Unrealized depreciation on futures contracts (e) (f)	957,834
			Written options at value (g)	2,041,963
Credit	OTC swap contracts at market value (c)	796,436	OTC swap contracts at market value (c)	1,621,115
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	6,978
Foreign Exchange	Investments at market value (a)	1,035,165
	Unrealized appreciation on forward foreign currency exchange contracts	2,310,644	Unrealized depreciation on forward foreign currency exchange contracts	4,048,581
			Written options at value	475,564

Total		$10,219,131		$14,508,779

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $1,552,875 that are not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $164,713 and OTC swap interest payable of $142,812.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(g)	Includes exchange traded written options with a value of $2,041,963 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$871,657	$(871,657)	$—	$—
BNP Paribas S.A.	753,209	(753,209)	—	—
Bank of America N.A.	1,338,676	(377,807)	(620,000)	340,869
Citibank N.A.	367,682	(367,682)	—	—

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Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$114,084	$(114,084)	$—	$—
Deutsche Bank AG	639,124	(328,698)	(310,426)	—
Goldman Sachs International	399,799	(399,799)	—	—
HSBC Bank plc	15,645	(15,645)	—	—
JPMorgan Chase Bank N.A.	592,966	(592,966)	—	—
Morgan Stanley & Co. International plc	140,411	(140,411)	—	—
Nomura International plc	35,033	—	—	35,033
UBS AG	6,854	(2,454)	(4,400)	—

	$5,275,140	$(3,964,412)	$(934,826)	$375,902

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$937,116	$(871,657)	$—	$65,459
BNP Paribas S.A.	2,019,532	(753,209)	—	1,266,323
Bank of America N.A.	377,807	(377,807)	—	—
Citibank N.A.	847,931	(367,682)	(390,000)	90,249
Credit Suisse International	461,814	(114,084)	(300,000)	47,730
Deutsche Bank AG	328,698	(328,698)	—	—
Goldman Sachs International	1,060,206	(399,799)	(490,000)	170,407
HSBC Bank plc	43,399	(15,645)	—	27,754
JPMorgan Chase Bank N.A.	706,624	(592,966)	—	113,658
Morgan Stanley & Co. International plc	229,636	(140,411)	(51,062)	38,163
Royal Bank of Scotland plc	37,851	—	—	37,851
UBS AG	2,454	(2,454)	—	—

	$7,053,068	$(3,964,412)	$(1,231,062)	$1,857,594

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(6,335,353)	$—	$(5,206,746)	$(11,542,099)
Forward foreign currency transactions	—	—	(611,638)	(611,638)
Futures contracts	10,296,528	—	—	10,296,528
Swap contracts	(1,174,301)	(431,329)	—	(1,605,630)
Written options	1,821,202	—	1,790,313	3,611,515

	$4,608,076	$(431,329)	$(4,028,071)	$148,676

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(2,433,614)	$—	$(2,758,344)	$(5,191,958)
Forward foreign currency transactions	—	—	(3,236,169)	(3,236,169)
Futures contracts	2,127,185	—	—	2,127,185
Swap contracts	(1,618,893)	(376,273)	—	(1,995,166)
Written options	1,369,783	—	1,168,319	2,538,102

	$(555,539)	$(376,273)	$(4,826,194)	$(5,758,006)

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For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$355,028,126
Forward foreign currency transactions	454,191,529
Futures contracts long	236,506,011
Futures contracts short	(303,493,288)
Swap contracts	1,831,375,911
Written options	(162,284,221)

‡ Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between

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Notes to Financial Statements—December 31, 2017—(Continued)

the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$24,769,860,075	$2,139,642,166	$23,882,671,571	$1,968,780,620

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$18,917,447,569	$18,706,204,855

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $99,859,417 in purchases and $98,101,636 in sales of investments, which are included above, and resulted in realized loss of $406,950.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$12,675,893	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$4,913,006,183
Gross unrealized appreciation	72,948,656
Gross unrealized depreciation	(67,804,106)

Net unrealized appreciation (depreciation)	$5,144,550

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Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$119,285,236	$122,255,897	$—	$—	$119,285,236	$122,255,897

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$125,841,386	$—	$5,175,611	$(68,604,339)	$62,412,658

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses of $31,009,184 and accumulated long term capital losses of $37,595,155, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230) which provides guidance about Restricted Cash in the Cash Flows Statement. The ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-65

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-66

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-67

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-68

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five- year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-69

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 33.93%, 33.57%, and 33.73%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 30.21%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had a very strong 2017, as the S&P 500 Index posted a positive return in each month of the year. In our view, supportive economic data, robust corporate earnings results and investor optimism were the primary drivers of U.S. equity market returns. Despite headline risks, including legislative gridlock in Washington D.C. and geopolitical tensions with North Korea, the underlying fundamentals of the U.S. economy remain firm. Steady job growth in recent years has restored the labor force to near full employment, wage growth is trending higher, albeit slowly, and traditional measures of inflation are moderate. High levels of consumer and business confidence, as well as robust consumer spending, also point toward healthy economic conditions. Notably, the year concluded with passage of the long-awaited tax-reform bill in December, representing the first overhaul of the U.S. tax code in more than 30 years and President Trump’s first legislative victory. This has the potential to be a tailwind for the U.S. economy in 2018.

From a sector perspective, Information Technology (“IT”) led the market in 2017 with a gain near 40%. Materials, Consumer Discretionary and Financials were additional leaders, each advancing more than 20%. By contrast, defensive/rate-sensitive sectors such as Utilities, Telecommunication Services and Real Estate were relative laggards for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the one-year period.

On a sector basis, IT and Consumer Discretionary were the prime contributors to relative performance during the 12 months. Internet software & services accounted for the majority of the outperformance in IT, while internet & direct marketing retail holdings and an underweight to media drove gains within Consumer Discretionary. Stock selection and an underweight to the Consumer Staples sector also proved advantageous. Conversely, Industrials and Financials detracted from performance during the one-year period. Weakness among electrical equipment and professional services holdings, coupled with selection and an underweight to aerospace & defense, hindered returns in Industrials. Within Financials, banks were the main drag.

In stock specifics, the top individual contributors were Tencent Holdings and Amazon.com. Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud), giving further support to our thesis of multiple years of outsized growth ahead for its dominant WeChat communication platform. The Portfolio maintained a material overweight in the shares. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. The company delivered a series of strong earnings reports, with notable acceleration in North America, International, Prime and advertising. Further, Amazon Web Services continued its impressive growth. At year end, our view remained that Amazon has many years of growth ahead and, accordingly, we maintained the Portfolio’s overweight position.

Detractors over the one-year period included Acuity Brands and Alexion Pharmaceuticals. LED-lighting specialist Acuity underperformed after a series of earnings disappointments due to an industry slowing in short-cycle projects and a stock and flow business under pressure (weak volume and pricing trends/outlook). The stock was sold by the end of the reporting period. Alexion underperformed during the year amid a host of negative headlines, including executive management departures, an investigation into the sales practices used to sell its flagship product Soliris, and ongoing concerns as it relates to the company’s dependence on and durability of Soliris. Notwithstanding the year’s controversies, we maintained the Portfolio’s position as we continued to believe consensus expectations for Soliris revenue duration are unreasonably bearish; new management is making progress at stabilizing the operations environment; and, the valuation reflects extreme investor pessimism.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

From a positioning standpoint, towards the end of the reporting period, we reduced the overall IT weight in the Portfolio, though it remained a key overweight and continued to be a sector with one of the strongest fundamentals given its exposure to secular growth themes in subgroups such as internet and software-as-a-service. At the same time, we added positions in cyclical areas, thereby reducing our underweight exposure and providing a balance to the Portfolio. Specifically, near year end we added to Financials, Energy, Industrials, and Materials as we believed that we remain in the middle of the business cycle and expect both cash flow and earnings generated to surprise to the upside.

The largest sector overweight in the Portfolio at year-end was Financials, followed by Consumer Discretionary, Energy, Materials, and IT. Industrials and Consumer Staples were the Portfolio’s largest underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

BHFTII-2

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	33.93	15.80	8.48
Class B	33.57	15.51	8.21
Class E	33.73	15.63	8.32
Russell 1000 Growth Index	30.21	17.33	10.00

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.5
Microsoft Corp.	5.9
Alphabet, Inc. - Class A	5.4
UnitedHealth Group, Inc.	4.8
Visa, Inc. - Class A	4.7
Tencent Holdings, Ltd.	3.7
Facebook, Inc. - Class A	3.4
Priceline Group, Inc. (The)	2.9
Constellation Brands, Inc. - Class A	2.7
Bank of America Corp.	2.7

Top Sectors

% of Net Assets
Information Technology	38.7
Consumer Discretionary	19.7
Health Care	13.3
Industrials	8.1
Financials	7.7
Materials	4.8
Consumer Staples	3.8
Energy	2.0
Real Estate	1.0
Telecommunication Services	0.5

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.63%	$1,000.00	$1,138.40	$3.40
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,137.10	$4.74
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,137.50	$4.20
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
TransDigm Group, Inc. (a)	69,356	$19,046,545

Airlines—0.5%
Southwest Airlines Co.	147,617	9,661,533

Banks—5.2%
Bank of America Corp.	1,739,913	51,362,232
First Republic Bank (a)	298,296	25,844,365
Wells Fargo & Co.	348,341	21,133,849

		98,340,446

Beverages—3.8%
Constellation Brands, Inc. - Class A	224,931	51,412,479
Dr Pepper Snapple Group, Inc.	206,171	20,010,957

		71,423,436

Biotechnology—3.5%
Alexion Pharmaceuticals, Inc. (b)	227,197	27,170,489
Biogen, Inc. (b)	68,360	21,777,445
Vertex Pharmaceuticals, Inc. (b)	115,060	17,242,892

		66,190,826

Capital Markets—1.0%
S&P Global, Inc.	110,774	18,765,116

Chemicals—3.1%
DowDuPont, Inc.	448,490	31,941,458
Sherwin-Williams Co. (The)	63,824	26,170,393

		58,111,851

Construction Materials—1.7%
Vulcan Materials Co.	253,364	32,524,337

Diversified Financial Services—1.5%
Berkshire Hathaway, Inc. - Class B (b)	143,969	28,537,535

Diversified Telecommunication Services—0.5%
Zayo Group Holdings, Inc. (b)	235,073	8,650,686

Energy Equipment & Services—1.6%
Halliburton Co.	599,558	29,300,399

Equity Real Estate Investment Trusts—1.0%
Equinix, Inc.	30,160	13,669,115
SBA Communications Corp. (b)	37,192	6,075,685

		19,744,800

Health Care Equipment & Supplies—2.9%
Becton Dickinson & Co.	143,652	30,750,147
Boston Scientific Corp. (b)	983,062	24,370,107

		55,120,254

Health Care Providers & Services—4.8%
UnitedHealth Group, Inc.	410,365	90,469,068

Hotels, Restaurants & Leisure—1.4%
Domino’s Pizza, Inc. (a)	134,494	25,413,986

Industrial Conglomerates—2.3%
Honeywell International, Inc.	160,385	24,596,644
Roper Technologies, Inc.	72,501	18,777,759

		43,374,403

Internet & Direct Marketing Retail—12.7%
Amazon.com, Inc. (b)	121,210	141,751,459
Netflix, Inc. (b)	223,802	42,961,032
Priceline Group, Inc. (The) (b)	31,548	54,822,221

		239,534,712

Internet Software & Services—14.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	80,904	13,950,277
Alphabet, Inc. - Class A (b)	96,185	101,321,279
Facebook, Inc. - Class A (b)	365,109	64,427,134
MercadoLibre, Inc. (a)	60,895	19,161,221
Tencent Holdings, Ltd.	1,357,200	70,160,430

		269,020,341

IT Services—6.3%
PayPal Holdings, Inc. (b)	419,449	30,879,835
Visa, Inc. - Class A	773,579	88,203,478

		119,083,313

Life Sciences Tools & Services—1.2%
Illumina, Inc. (a) (b)	101,426	22,160,567

Machinery—0.6%
Caterpillar, Inc.	75,706	11,929,751

Oil, Gas & Consumable Fuels—0.4%
Pioneer Natural Resources Co. (a)	47,491	8,208,819

Pharmaceuticals—0.9%
Zoetis, Inc.	237,830	17,133,273

Professional Services—1.7%
Equifax, Inc.	266,102	31,378,748

Road & Rail—1.9%
Union Pacific Corp.	272,746	36,575,239

Semiconductors & Semiconductor Equipment—4.9%
ASML Holding NV (a)	159,505	27,725,159
Broadcom, Ltd.	107,539	27,626,769
NVIDIA Corp. (a)	126,500	24,477,750
Teradyne, Inc.	318,482	13,334,841

		93,164,519

Software—11.4%
Activision Blizzard, Inc.	239,523	15,166,596
Adobe Systems, Inc. (b)	203,492	35,659,938
Autodesk, Inc. (b)	332,694	34,876,312

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Electronic Arts, Inc. (b)	179,841	$18,894,096
Microsoft Corp.	1,291,184	110,447,879

		215,044,821

Specialty Retail—4.2%
Home Depot, Inc. (The)	221,055	41,896,554
Ulta Salon Cosmetics & Fragrance, Inc. (b)	165,078	36,921,346

		78,817,900

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	152,957	25,884,913

Textiles, Apparel & Luxury Goods—1.4%
NIKE, Inc. - Class B	431,613	26,997,393

Total Common Stocks (Cost $1,353,711,765)		1,869,609,530

Preferred Stock—0.5%

Software—0.5%
Palantir Technologies, Inc. - Series I , (b) (c) (d) (e) (Cost $15,555,194)	2,537,552	8,653,052

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $9,321,763 on 01/02/18, collateralized by $9,190,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/21 with a value of $9,509,325.	9,321,349	9,321,349

Total Short-Term Investments (Cost $9,321,349)		9,321,349

Securities Lending Reinvestments (f)—7.4%

Certificates of Deposit—3.3%
ABN AMRO Bank NV Zero Coupon, 02/22/18
	1,490,624	1,496,685
Agricultural Bank of China 1.870%, 02/15/18	6,000,000	6,000,174
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (g)	3,500,000	3,499,871
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (g)	4,000,000	4,000,000
KBC Bank NV 1.570%, 02/12/18	1,500,000	1,499,790

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (g)	2,500,000	$2,499,805
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (g)	3,000,000	2,999,934
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (g)	2,500,000	2,499,915
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (g)	8,000,000	8,003,272
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (g)	1,000,000	999,691
Sumitomo Mitsui Banking Corp., London 1.741%, 1M LIBOR + 0.230%, 05/21/18 (g)	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp., New York 1.844%, 1M LIBOR + 0.280%, 07/30/18 (g)	4,000,000	4,000,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (g)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (g)	1,500,000	1,499,934
1.800%, 1M LIBOR + 0.340%, 03/13/18 (g)	4,500,000	4,501,548
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (g)	3,500,000	3,499,734

		63,001,546

Commercial Paper—1.8%
Bank of China, Ltd. 1.900%, 02/12/18	3,986,911	3,992,188
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (g)	4,500,000	4,500,333
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	3,985,902	3,990,304
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (g)	5,000,000	4,999,975
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (g)	3,000,000	3,000,648
1.750%, 03/08/18	2,987,896	2,991,648
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (g)	6,000,000	5,999,832

		33,461,888

Repurchase Agreements—2.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $4,486,112 on 01/02/18, collateralized by $4,532,711 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $4,578,713.	4,485,246	4,485,246

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $102,364 on 04/02/18, collateralized by various Common Stock with a value of $110,000.	100,000	$100,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $5,300,824 on 01/02/18, collateralized by $4,776,525 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $5,406,001.	5,300,000	5,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,900,327 on 01/02/18, collateralized by $1,968,416 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,931,912.	1,900,000	1,900,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $3,200,551 on 01/02/18, collateralized by $3,294,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $3,264,013.	3,200,000	3,200,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $5,001,056 on 01/02/18, collateralized by $5,150,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $5,100,027.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,900,401 on 01/02/18, collateralized by $1,949,419 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,938,008.	1,900,000	1,900,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $3,538,880 on 04/03/18, collateralized by $22,232 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $3,892,774.	3,500,000	3,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $7,093,466 on 04/02/18, collateralized by various Common Stock with a value of $7,700,000.	7,000,000	7,000,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,234,344 on 04/02/18, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,760,469 on 01/02/18, collateralized by $4,173,414 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,815,679.	2,760,000	2,760,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $1,761,305 on 01/02/18, collateralized by various Common Stock with a value of $1,948,892.	1,750,000	1,750,000

		38,595,246

Time Deposits—0.3%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	2,000,000
Bank of Montreal 1.400%, 01/03/18	700,000	700,000
Nordea Bank New York 1.300%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	1,100,000	1,100,000

		5,800,000

Total Securities Lending Reinvestments (Cost $140,850,228)		140,858,680

Total Investments—107.5% (Cost $1,519,438,536)		2,028,442,611
Other assets and liabilities (net)—(7.5)%		(142,331,781)

Net Assets—100.0%		$1,886,110,830

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $137,377,690 and the collateral received consisted of cash in the amount of $140,831,433. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.5% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $8,653,052, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2017

(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$8,653,052

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$19,046,545	$—	$—	$19,046,545
Airlines	9,661,533	—	—	9,661,533
Banks	98,340,446	—	—	98,340,446
Beverages	71,423,436	—	—	71,423,436
Biotechnology	66,190,826	—	—	66,190,826
Capital Markets	18,765,116	—	—	18,765,116
Chemicals	58,111,851	—	—	58,111,851
Construction Materials	32,524,337	—	—	32,524,337
Diversified Financial Services	28,537,535	—	—	28,537,535
Diversified Telecommunication Services	8,650,686	—	—	8,650,686
Energy Equipment & Services	29,300,399	—	—	29,300,399
Equity Real Estate Investment Trusts	19,744,800	—	—	19,744,800
Health Care Equipment & Supplies	55,120,254	—	—	55,120,254
Health Care Providers & Services	90,469,068	—	—	90,469,068
Hotels, Restaurants & Leisure	25,413,986	—	—	25,413,986
Industrial Conglomerates	43,374,403	—	—	43,374,403
Internet & Direct Marketing Retail	239,534,712	—	—	239,534,712
Internet Software & Services	198,859,911	70,160,430	—	269,020,341
IT Services	119,083,313	—	—	119,083,313
Life Sciences Tools & Services	22,160,567	—	—	22,160,567
Machinery	11,929,751	—	—	11,929,751
Oil, Gas & Consumable Fuels	8,208,819	—	—	8,208,819
Pharmaceuticals	17,133,273	—	—	17,133,273
Professional Services	31,378,748	—	—	31,378,748
Road & Rail	36,575,239	—	—	36,575,239
Semiconductors & Semiconductor Equipment	93,164,519	—	—	93,164,519
Software	215,044,821	—	—	215,044,821
Specialty Retail	78,817,900	—	—	78,817,900
Technology Hardware, Storage & Peripherals	25,884,913	—	—	25,884,913
Textiles, Apparel & Luxury Goods	26,997,393	—	—	26,997,393
Total Common Stocks	1,799,449,100	70,160,430	—	1,869,609,530
Total Preferred Stock*	—	—	8,653,052	8,653,052
Total Short-Term Investment*	—	9,321,349	—	9,321,349
Total Securities Lending Reinvestments*	—	140,858,680	—	140,858,680
Total Investments	$1,799,449,100	$220,340,459	$8,653,052	$2,028,442,611

Collateral for Securities Loaned (Liability)	$—	$(140,831,433)	$—	$(140,831,433)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,028,442,611
Cash	759
Cash denominated in foreign currencies (c)	19
Receivable for:
Fund shares sold	80,108
Dividends and interest	199,889
Prepaid expenses	4,931

Total Assets	2,028,728,317
Liabilities
Collateral for securities loaned	140,831,433
Payables for:
Fund shares redeemed	502,229
Accrued Expenses:
Management fees	960,033
Distribution and service fees	44,480
Deferred trustees’ fees	118,817
Other expenses	160,495

Total Liabilities	142,617,487

Net Assets	$1,886,110,830

Net Assets Consist of:
Paid in surplus	$1,137,966,214
Undistributed net investment income	2,941,810
Accumulated net realized gain	236,198,731
Unrealized appreciation on investments	509,004,075

Net Assets	$1,886,110,830

Net Assets
Class A	$1,661,104,620
Class B	183,682,958
Class E	41,323,252
Capital Shares Outstanding*
Class A	38,254,714
Class B	4,377,577
Class E	968,278
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.42
Class B	41.96
Class E	42.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,519,438,536.
(b)	Includes securities loaned at value of $137,377,690.
(c)	Identified cost of cash denominated in foreign currencies was $19.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$13,968,154
Interest	10,739
Securities lending income	1,173,509

Total investment income	15,152,402
Expenses
Management fees	12,754,417
Administration fees	58,081
Custodian and accounting fees	117,007
Distribution and service fees—Class B	443,061
Distribution and service fees—Class E	57,654
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	122,219
Insurance	12,027
Miscellaneous	22,809

Total expenses	13,723,190
Less management fee waiver	(1,705,227)
Less broker commission recapture	(6,111)

Net expenses	12,011,852

Net Investment Income	3,140,550

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	237,066,065
Foreign currency transactions	(310)

Net realized gain	237,065,755

Net change in unrealized appreciation on investments	293,564,173

Net realized and unrealized gain	530,629,928

Net Increase in Net Assets From Operations	$533,770,478

(a)	Net of foreign withholding taxes of $49,912.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,140,550	$1,823,694
Net realized gain	237,065,755	46,869,437
Net change in unrealized appreciation (depreciation)	293,564,173	(47,499,770)

Increase in net assets from operations	533,770,478	1,193,361

From Distributions to Shareholders
Net investment income
Class A	(1,710,196)	0
Net realized capital gains
Class A	(37,749,442)	(138,220,075)
Class B	(4,251,821)	(15,502,355)
Class E	(902,466)	(3,325,155)

Total distributions	(44,613,925)	(157,047,585)

Increase (decrease) in net assets from capital share transactions	(304,649,608)	29,022,424

Total increase (decrease) in net assets	184,506,945	(126,831,800)

Net Assets
Beginning of period	1,701,603,885	1,828,435,685

End of period	$1,886,110,830	$1,701,603,885

Undistributed net investment income
End of period	$2,941,810	$1,202,943

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	407,722	$15,832,740	1,073,842	$36,365,740
Reinvestments	1,041,701	39,459,638	4,343,811	138,220,075
Redemptions	(8,505,197)	(332,501,185)	(4,208,814)	(142,018,780)

Net increase (decrease)	(7,055,774)	$(277,208,807)	1,208,839	$32,567,035

Class B
Sales	181,939	$6,746,572	301,022	$9,813,381
Reinvestments	115,980	4,251,821	502,345	15,502,355
Redemptions	(942,060)	(35,531,615)	(787,310)	(25,750,574)

Net increase (decrease)	(644,141)	$(24,533,222)	16,057	$(434,838)

Class E
Sales	170,692	$6,603,842	127,032	$4,245,736
Reinvestments	24,221	902,466	106,167	3,325,155
Redemptions	(271,074)	(10,413,887)	(322,793)	(10,680,664)

Net decrease	(76,161)	$(2,907,579)	(89,594)	$(3,109,773)

Increase (decrease) derived from capital shares transactions		$(304,649,608)		$29,022,424

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$33.23	$36.50		$41.19	$37.85	$28.45

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.04	(b)	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments	11.06	(0.15)		2.69	3.35	9.63

Total from investment operations	11.14	(0.11)		2.70	3.36	9.66

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	(0.02)	(0.26)
Distributions from net realized capital gains	(0.91)	(3.16)		(7.39)	0.00	0.00

Total distributions	(0.95)	(3.16)		(7.39)	(0.02)	(0.26)

Net Asset Value, End of Period	$43.42	$33.23		$36.50	$41.19	$37.85

Total Return (%) (c)	33.93	0.09		6.28	8.90	34.22 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72		0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (e)	0.63	0.66		0.66	0.71	0.70
Ratio of net investment income to average net assets (%)	0.20	0.13	(b)	0.03	0.02	0.10
Portfolio turnover rate (%)	48	87		70	99	160
Net assets, end of period (in millions)	$1,661.1	$1,505.8		$1,609.7	$1,781.3	$1,917.9

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$32.19	$35.54		$40.38	$37.17	$27.94

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.04	)(b)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	10.70	(0.15)		2.63	3.30	9.47

Total from investment operations	10.68	(0.19)		2.55	3.21	9.42

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.19)
Distributions from net realized capital gains	(0.91)	(3.16)		(7.39)	0.00	0.00

Total distributions	(0.91)	(3.16)		(7.39)	0.00	(0.19)

Net Asset Value, End of Period	$41.96	$32.19		$35.54	$40.38	$37.17

Total Return (%) (c)	33.57	(0.15)		6.01	8.64	33.90 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97		0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (e)	0.88	0.91		0.91	0.96	0.95
Ratio of net investment loss to average net assets (%)	(0.05)	(0.12	)(b)	(0.22)	(0.23)	(0.16)
Portfolio turnover rate (%)	48	87		70	99	160
Net assets, end of period (in millions)	$183.7	$161.6		$177.9	$184.6	$190.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$32.69	$36.01		$40.79	$37.51	$28.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.01	)(b)	(0.05)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	10.88	(0.15)		2.66	3.33	9.56

Total from investment operations	10.90	(0.16)		2.61	3.28	9.54

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.22)
Distributions from net realized capital gains	(0.91)	(3.16)		(7.39)	0.00	0.00

Total distributions	(0.91)	(3.16)		(7.39)	0.00	(0.22)

Net Asset Value, End of Period	$42.68	$32.69		$36.01	$40.79	$37.51

Total Return (%) (c)	33.73	(0.06)		6.11	8.74	34.04 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87		0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (e)	0.78	0.81		0.81	0.86	0.85
Ratio of net investment income (loss) to average net assets (%)	0.05	(0.02	)(b)	(0.12)	(0.13)	(0.06)
Portfolio turnover rate (%)	48	87		70	99	160
Net assets, end of period (in millions)	$41.3	$34.1		$40.8	$41.5	$45.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $9,321,349. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,595,246. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$882,982,056	$0	$1,227,865,049

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$12,754,417	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period December 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,520,168,752
Gross unrealized appreciation	523,587,130
Gross unrealized depreciation	(15,313,271)

Net unrealized appreciation (depreciation)	$508,273,859

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,710,196	$26,232,560	$42,903,729	$130,815,025	$44,613,925	$157,047,585

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$61,320,514	$178,669,060	$508,273,859	$—	$748,263,433

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2017, and outperformed the median of its Performance Universe for the one-year period ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2017, but underperformed its Lipper Index for the five-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.89%, 0.63%, and 0.73%, respectively. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-month T-Bill Index1, returned 0.86%.

MARKET ENVIRONMENT / CONDITIONS

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for U.S. dollar funding heading into year-end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform. The U.S. debt ceiling was a focus during the summer months. Volatility was manifest via an earlier-than-usual back up in yields on Treasury bills deemed most a risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. A respite was achieved in September when a bipartisan agreement to temporarily extend the debt limit along with a continuing resolution to keep the Federal government open until December 8, 2017 were attached to funding for hurricane relief. Two ‘stopgap’ spending measures were put in place during the fourth quarter to ensure that the government remained open, with the most recent scheduled to run through January 19, 2018. As anticipated, the FOMC announced the commencement of its balance sheet normalization program in October at its September 20, 2017 meeting. A total of $10 billion of Treasury and agency mortgage-backed securities were initially allowed to mature each month, with the aggregate sum rising by a like amount each quarter until a “roll off” rate of $50 billion per month is achieved. Jerome Powell was nominated as Chairman of the FOMC in November to replace Janet Yellen, who is expected to step down upon his confirmation possibly in January. In December, the FOMC delivered on what was basically a foregone conclusion with a 0.25% increase in the federal funds target range to 1.25% to 1.50%. This was the fifth rate rise since “lifting off” of zero. It was also the first time that the FOMC delivered on the number of hikes penciled in at the beginning of the year (despite continued skepticism from market participants). The impacts of a series of devastating storms during the third quarter were generally viewed to be temporary. The FOMC upgraded its forecasts for growth and employment, while leaving its outlook for inflation—which is not expected to hit its 2.00% target until 2019—unchanged. Credit spreads as reflected in the differential between three-month Libor and overnight index swaps widened heading into yearend as fund managers generally maintained a defensive posture while certain banks appeared to limit the availability of U.S. dollar funding given balance sheet management concerns. Finally, tax reform legislation was enacted and goes into effect January 1, 2018.

PORTFOLIO REVIEW / PERIOD POSITIONING

The evolution of portfolio positioning during 2017 reflected our expectations of the speed with which the FOMC would remove monetary policy accommodation as well as our view of the supply environment in the short-term credit market. Our interest rate outlook led us to maintain a relatively short Weighted Average Maturity (“WAM”), particularly over the back half of the year. The Portfolio ended December with a WAM of 28 days. With the FOMC actively working to normalize policy, and an increasing probability of multiple rate increases during the first half of 2018, portfolio strategy was tilted towards increasing the Portfolio’s allocation to floating rate investments. Our focus on floating rate product resulted in a relative long Weighted Average Life of 75 days at the end of December. During the fourth quarter, the Portfolio added floating rate instruments indexed to 1-month and 3-month LIBOR with final maturities of 4 months to 13 months. Spreads ranged from 0.14% to 0.25% over 1-month LIBOR and 0.12% over 3-month LIBOR. Select investments were made in instruments with fixed-rate coupons with maturities of 3 months to 6 months at yields of 1.45% to 1.63%, a spread of 0.04% to 0.22% to post-hike overnight levels. Year-end is usually a period of elevated market volatility, particularly in the front end of the credit market. Issuer and broker balance sheet constraints, volatility in cross currency swaps and late-period issuance resulting from the passage of tax legislation all contributed to spread pressures in the money markets after the December 13th FOMC meeting.

At year-end, approximately 45% of the Portfolio was comprised of floating rate securities indexed off of 1-month LIBOR (41%) and

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

3-month LIBOR (4%), these contributed 0.76% to gross yield while fixed rate investments contributed the balance. At year-end, we continued to invest with the top 2 to 5 systemically important issuers domiciled in each of a select group of countries.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.89	0.25	0.45
Class B	0.63	0.15	0.36
Class E	0.73	0.19	0.39
Bank of America/Merrill Lynch 3-Month T-Bill Index	0.86	0.27	0.39

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	13.3
Mitsubishi UFJ Trust & Banking Corp. (NY)	4.0
Norinchukin Bank (NY)	3.3
Mizuho Bank, Ltd. (NY)	3.3
Bank of America Corp.	3.2
DNB Bank ASA	3.1
CDP Financial, Inc.	3.1
Royal Bank of Canada (NY)	3.0
Sumitomo Mitsui Trust Bank, Ltd. (NY)	3.0
ING U.S. Funding LLC	3.0

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.37%	$1,000.00	$1,004.90	$1.87
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class B (a)	Actual	0.62%	$1,000.00	$1,003.60	$3.13
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class E (a)	Actual	0.52%	$1,000.00	$1,004.10	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—100.2% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—34.4%
Bank of Montreal (Chicago) 1.795%, 3M USD LIBOR + 0.120%, 06/26/18 (a)	10,000,000	$9,994,760
Bank of Nova Scotia (Houston) 1.721%, 1M USD LIBOR + 0.230%, 09/17/18 (a)	13,000,000	12,999,428
BNP Paribas S.A. (NY) 1.778%, 1M USD LIBOR + 0.210%, 06/01/18 (a)	10,000,000	10,001,440
Canadian Imperial Bank of Commerce (NY) 1.701%, 1M USD LIBOR + 0.210%, 07/16/18 (a)	7,500,000	7,499,910
Credit Industriel et Commercial (NY) 1.555%, 04/13/18	9,000,000	8,997,075
1.600%, 05/18/18	4,000,000	3,997,632
Credit Suisse AG 1.632%, 1M USD LIBOR + 0.200%, 05/11/18 (a)	3,000,000	3,000,282
Dexia Credit Local S.A. 1.729%, 1M USD LIBOR + 0.350%, 01/05/18 (a)	14,000,000	14,000,924
Mitsubishi UFJ Trust & Banking Corp. (NY) 1.607%, 1M USD LIBOR + 0.200%, 05/08/18 (a)	13,000,000	13,000,650
1.660%, 1M USD LIBOR + 0.200%, 02/13/18 (a)	10,000,000	10,002,610
1.772%, 1M USD LIBOR + 0.220%, 05/25/18 (a)	11,000,000	11,000,000
Mizuho Bank, Ltd. (NY) 1.627%, 1M USD LIBOR + 0.220%, 05/08/18 (a)	4,000,000	4,000,532
1.644%, 1M USD LIBOR + 0.200%, 02/12/18 (a)	7,000,000	7,001,764
1.660%, 1M USD LIBOR + 0.200%, 02/13/18 (a)	12,000,000	12,003,132
1.798%, 1M USD LIBOR + 0.230%, 07/02/18 (a)	4,500,000	4,499,739
Natixis S.A. 1.768%, 1M USD LIBOR + 0.200%, 05/01/18 (a)	8,000,000	8,001,208
Norinchukin Bank (NY) 1.732%, 1M USD LIBOR + 0.180%, 02/26/18 (a)	12,000,000	12,003,240
1.759%, 1M USD LIBOR + 0.190%, 05/29/18 (a)	11,000,000	11,000,000
1.769%, 1M USD LIBOR + 0.200%, 05/31/18 (a)	5,000,000	5,000,300
Rabobank Nederland (NY) 1.612%, 1M USD LIBOR + 0.180%, 11/13/18 (a)	7,000,000	6,998,474
Royal Bank of Canada (NY) 1.642%, 1M USD LIBOR + 0.250%, 11/06/18 (a)	5,500,000	5,499,615
1.691%, 1M USD LIBOR + 0.200%, 07/16/18 (a)	12,000,000	11,998,740
1.753%, 1M USD LIBOR + 0.350%, 03/07/18 (a)	8,000,000	8,004,656
Sumitomo Mitsui Banking Corp. 1.592%, 1M USD LIBOR + 0.200%, 02/06/18 (a)	5,000,000	5,001,055
1.768%, 1M USD LIBOR + 0.200%, 03/02/18 (a)	10,000,000	10,002,590
Sumitomo Mitsui Trust Bank, Ltd. (NY) 1.592%, 1M USD LIBOR + 0.200%, 02/06/18 (a)	5,000,000	5,001,055
1.695%, 1M USD LIBOR + 0.200%, 01/19/18 (a)	10,000,000	10,001,430
1.731%, 1M USD LIBOR + 0.220%, 06/21/18 (a)	10,500,000	10,499,790
Svenska Handelsbanken AB 1.732%, 1M USD LIBOR + 0.180%, 10/26/18 (a)	8,000,000	7,996,280
Toronto-Dominion Bank 1.800%, 1M USD LIBOR + 0.340%, 03/13/18 (a)	10,000,000	10,006,140
UBS AG (Stamford) 1.762%, 3M USD LIBOR + 0.300%, 02/23/18 (a)	5,000,000	5,002,100
Wells Fargo Bank N.A. 1.662%, 1M USD LIBOR + 0.110%, 01/25/18 (a)	15,000,000	15,001,740
1.741%, 1M USD LIBOR + 0.250%, 11/19/18 (a)	7,000,000	7,002,065
Westpac Banking Corp. (NY) 1.952%, 1M USD LIBOR + 0.520%, 01/09/18 (a)	4,000,000	4,000,676

		290,021,032

Commercial Paper—50.7%
ABN AMRO Bank NV 1.522%, 03/01/18 (b)	7,000,000	$6,980,442
1.634%, 06/08/18 (b)	7,000,000	6,944,343
Antalis S.A. 1.014%, 01/03/18 (b)	22,500,000	22,495,344
1.617%, 01/16/18 (b)	2,000,000	1,998,448
ASB Finance, Ltd. 1.741%, 1M USD LIBOR + 0.230%, 09/21/18 (a)	4,000,000	4,000,000
Bank of Nova Scotia (The) 1.658%, 07/06/18 (b)	5,000,000	4,951,018
Barton Capital LLC 1.431%, 02/05/18 (b)	5,178,000	5,168,949
Bedford Row Funding Corp. 1.755%, 1M USD LIBOR + 0.220%, 06/22/18 (a)	5,000,000	4,999,855
BNZ International Funding, Ltd. 1.511%, 1M USD LIBOR + 0.150%, 06/01/18 (144A) (a)	3,500,000	3,499,731
1.841%, 1M USD LIBOR + 0.480%, 02/01/18 (a)	8,000,000	8,003,792
CDP Financial, Inc. 1.324%, 01/10/18 (b)	16,000,000	15,992,181
1.438%, 02/12/18 (b)	10,000,000	9,981,000
Chariot Funding LLC 0.735%, 01/02/18 (b)	20,000,000	19,996,700
Charta LLC 1.638%, 03/20/18 (b)	20,000,000	19,920,575
Collateralized Commercial Paper Co. LLC 1.405%, 01/26/18 (b)	12,000,000	11,985,141
1.661%, 1M USD LIBOR + 0.150%, 02/21/18 (a)	8,000,000	8,001,720
Commonwealth Bank of Australia 1.569%, 1M USD LIBOR + 0.190%, 10/05/18 (a)	3,000,000	3,000,153
1.887%, 1M USD LIBOR + 0.410%, 02/15/18 (a)	6,500,000	6,503,588
Credit Agricole CIB (NY) 0.664%, 01/02/18 (b)	3,500,000	3,499,445
DBS Bank, Ltd. 1.622%, 03/06/18 (b)	5,000,000	4,984,962
DNB Bank ASA 1.080%, 01/04/18 (b)	13,250,000	13,246,915
1.595%, 1M USD LIBOR + 0.100%, 01/19/18 (a)	6,000,000	6,000,546
1.862%, 1M USD LIBOR + 0.310%, 03/23/18 (a)	7,000,000	7,004,053
Erste Abwicklungsanstalt 1.412%, 03/09/18 (b)	6,000,000	5,981,018
Federation des Caisses Desjardins du Quebec 1.560%, 02/05/18 (b)	13,800,000	13,777,349
HSBC Bank plc 1.710%, 3M USD LIBOR + 0.300%, 02/09/18 (a)	5,000,000	5,001,470
1.815%, 3M USD LIBOR + 0.140%, 06/25/18 (a)	6,000,000	6,001,722
ING U.S. Funding LLC 1.388%, 02/02/18 (b)	15,000,000	14,977,206
1.651%, 1M USD LIBOR + 0.160%, 06/18/18 (a)	10,000,000	9,998,200
JPMorgan Securities, Inc. 1.466%, 02/23/18 (b)	5,000,000	4,987,735
1.572%, 1M USD LIBOR + 0.200%, 04/02/18 (a)	7,000,000	7,002,128
KBC Bank NV 1.118%, 01/04/18 (b)	6,000,000	5,998,338
1.304%, 01/08/18 (b)	7,000,000	6,996,773
1.472%, 01/31/18 (b)	10,000,000	9,984,730

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Kells Funding LLC 1.608%, 03/23/18 (b)	4,000,000	$3,983,443
LMA S.A. & LMA Americas 0.669%, 01/02/18 (b)	5,000,000	4,999,227
Manhattan Asset Funding Co. LLC 1.415%, 01/26/18 (b)	5,000,000	4,993,688
Nederlandse Waterschapsbank NV 1.398%, 02/27/18 (b)	12,000,000	11,967,400
Nieuw Amsterdam Receivables Corp. 1.630%, 03/02/18 (144A) (b)	10,000,000	9,969,078
Oversea-Chinese Banking Corp., Ltd. 1.856%, 3M USD LIBOR + 0.170%, 03/28/18 (144A) (a)	6,000,000	6,002,976
Regency Markets No. 1 LLC 1.160%, 01/05/18 (b)	10,000,000	9,997,083
Suncorp Group, Ltd. 1.441%, 02/05/18 (b)	7,815,000	7,801,265
1.607%, 04/30/18 (144A) (b)	12,000,000	11,929,565
Thunder Bay Funding LLC 0.760%, 01/02/18 (b)	20,000,000	19,996,700
Toronto-Dominion Bank 0.010%, 11/30/18 (144A) (b)	10,000,000	9,997,280
Toyota Motor Credit Corp. 1.695%, 1M USD LIBOR + 0.200%, 03/14/18 (a)	5,000,000	5,001,620
UBS AG 1.632%, 1M USD LIBOR + 0.240%, 08/06/18 (a)	3,000,000	2,999,817
United Overseas Bank, Ltd. 1.394%, 02/20/18 (b)	12,000,000	11,972,051
1.809%, 03/20/18 (b)	8,000,000	7,969,886
Victory Receivables Corp 0.669%, 01/02/18 (b)	5,253,000	5,252,133
Westpac Securities NZ, Ltd. 2.032%, 1M USD LIBOR + 0.480%, 01/26/18 (a)	3,500,000	3,501,390

		428,200,172

Repurchase Agreements—15.1%
Bank of America Corp. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $27,004,200 on 01/02/18, collateralized by $26,237,300 U.S. Treasury Note at 0.125%, due 04/15/19, with a value of $27,532,915.	27,000,000	27,000,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/29/17 at 1.410% to be repurchased at $100,015,667 on 01/02/18, collateralized by $102,240,000 U.S. Treasury Note at 1.375% due 07/31/19, with a value of $102,001,988.	100,000,000	100,000,000

		127,000,000

Total Short-Term Investments (Cost $845,265,527)		845,221,204

Total Investments—100.2% (Cost $845,265,527)		845,221,204
Other assets and liabilities (net)—(0.2)%		(1,332,567)

Net Assets—100.0%		$843,888,637

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $41,398,630, which is 4.9% of net assets.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$845,221,204	$—	$845,221,204
Total Investments	$—	$845,221,204	$—	$845,221,204

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$718,221,204
Repurchase Agreement	127,000,000
Cash	7,878
Receivable for:
Fund shares sold	172,075
Interest	404,302
Prepaid expenses	2,346

Total Assets	845,807,805
Liabilities
Payables for:
Fund shares redeemed	1,337,287
Accrued Expenses:
Management fees	265,085
Distribution and service fees	105,007
Deferred trustees’ fees	116,440
Other expenses	95,349

Total Liabilities	1,919,168

Net Assets	$843,888,637

Net Assets Consist of:
Paid in surplus	$837,134,020
Undistributed net investment income	6,775,731
Accumulated net realized gain	23,209
Unrealized depreciation on investments	(44,323)

Net Assets	$843,888,637

Net Assets
Class A	$308,597,330
Class B	417,767,720
Class E	117,523,587
Capital Shares Outstanding*
Class A	3,060,798
Class B	4,149,651
Class E	1,166,546
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.82
Class B	100.68
Class E	100.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $718,265,527.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest	$11,564,992

Total investment income	11,564,992
Expenses
Management fees	3,176,432
Administration fees	23,225
Custodian and accounting fees	58,408
Distribution and service fees—Class B	1,119,842
Distribution and service fees—Class E	189,442
Audit and tax services	31,548
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	118,937
Insurance	6,598
Miscellaneous	13,801

Total expenses	4,830,606
Less management fee waiver	(226,888)

Net expenses	4,603,718

Net Investment Income	6,961,274

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	38,219

Net change in unrealized depreciation on investments	(321,313)

Net realized and unrealized loss	(283,094)

Net Increase in Net Assets From Operations	$6,678,180

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,961,274	$1,910,628
Net realized gain	38,219	12,789
Net change in unrealized appreciation (depreciation)	(321,313)	276,990

Increase in net assets from operations	6,678,180	2,200,407

From Distributions to Shareholders
Net investment income
Class A	(1,172,909)	(274,320)
Class B	(329,579)	(735)
Class E	(214,780)	(28,521)
Net realized capital gains
Class A	(6,780)	(7,951)
Class B	(9,030)	(10,396)
Class E	(2,512)	(2,977)

Total distributions	(1,735,590)	(324,900)

Decrease in net assets from capital share transactions	(133,229,625)	(137,760,693)

Total decrease in net assets	(128,287,035)	(135,885,186)

Net Assets
Beginning of period	972,175,672	1,108,060,858

End of period	$843,888,637	$972,175,672

Undistributed net investment income
End of period	$6,775,731	$1,531,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,151,677	$115,741,452	1,901,381	$190,260,823
Reinvestments	11,762	1,179,689	2,822	282,271
Redemptions	(1,644,910)	(165,301,654)	(2,430,163)	(243,175,177)

Net decrease	(481,471)	$(48,380,513)	(525,960)	$(52,632,083)

Class B
Sales	1,165,911	$117,009,779	2,502,925	$250,344,616
Reinvestments	3,376	338,609	111	11,131
Redemptions	(1,809,709)	(181,623,509)	(3,183,246)	(318,407,079)

Net decrease	(640,422)	$(64,275,121)	(680,210)	$(68,051,332)

Class E
Sales	167,051	$16,780,356	444,619	$44,475,182
Reinvestments	2,166	217,292	315	31,498
Redemptions	(374,119)	(37,571,639)	(615,587)	(61,583,958)

Net decrease	(204,902)	$(20,573,991)	(170,653)	$(17,077,278)

Decrease derived from capital shares transactions		$(133,229,625)		$(137,760,693)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$100.28		$100.00		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.92		0.32	(b)	0.00	(c)	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.03)		0.03		0.00		0.00	0.00

Total from investment operations	0.89		0.35		0.00	(c)	0.00	0.00

Less Distributions
Distributions from net investment income	(0.35)		(0.07)		(0.00	)(d)	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00

Total distributions	(0.35)		(0.07)		(0.00	)(d)	0.00	0.00

Net Asset Value, End of Period	$100.82		$100.28		$100.00		$100.00	$100.00

Total Return (%) (f)	0.89		0.35		0.00		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39		0.38		0.37		0.37	0.35
Net ratio of expenses to average net assets (%) (g)	0.36		0.35		0.25		0.20	0.23
Ratio of net investment income to average net assets (%)	0.91		0.32	(b)	0.00	(h)	0.00	0.00
Portfolio turnover rate (%)	0	(i)	0	(i)	N/A		N/A	N/A
Net assets, end of period (in millions)	$308.6		$355.2		$406.8		$483.7	$536.4

	Class B
	Year Ended December 31,
	2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$100.11		$100.00		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.66		0.08	(b)	0.00		0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.02)		0.03		0.00		0.00	0.00

Total from investment operations	0.64		0.11		0.00		0.00	0.00

Less Distributions
Distributions from net investment income	(0.07)		(0.00	)(d)	0.00		0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00		0.00	0.00

Total distributions	(0.07)		(0.00)		0.00		0.00	0.00

Net Asset Value, End of Period	$100.68		$100.11		$100.00		$100.00	$100.00

Total Return (%) (f)	0.63		0.11		0.00		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64		0.63		0.62		0.62	0.60
Net ratio of expenses to average net assets (%) (g)	0.61		0.59		0.25		0.20	0.23
Ratio of net investment income to average net assets (%)	0.66		0.08	(b)	0.00		0.00	0.00
Portfolio turnover rate (%)	0	(i)	0	(i)	N/A		N/A	N/A
Net assets, end of period (in millions)	$417.8		$479.6		$547.0		$554.2	$651.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net Asset Value, Beginning of Period	$100.18		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.76		0.17	(b)	0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.03)		0.03		0.00	0.00	0.00

Total from investment operations	0.73		0.20		0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.17)		(0.02)		0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	(0.00	)(e)	0.00	0.00	0.00

Total distributions	(0.17)		(0.02)		0.00	0.00	0.00

Net Asset Value, End of Period	$100.74		$100.18		$100.00	$100.00	$100.00

Total Return (%) (f)	0.73		0.20		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54		0.53		0.52	0.52	0.50
Net ratio of expenses to average net assets (%) (g)	0.51		0.50		0.25	0.20	0.23
Ratio of net investment income to average net assets (%)	0.76		0.17	(b)	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(i)	0	(i)	N/A	N/A	N/A
Net assets, end of period (in millions)	$117.5		$137.4		$154.2	$175.5	$237.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Distributions from net investment income were less than $0.01.
(e)	Distributions from net realized capital gains were less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(i)	There were no long term transactions during the years ended December 31, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Prior to May 1, 2016, the Portfolio was operated in accordance with investment restrictions applicable to money market funds and sought to maintain a stable net asset value using the amortized cost method to value its portfolio securities. On November 18, 2015, the Board of Trustees of the Trust approved a conversion of the Portfolio to an ultra-short term bond portfolio with a “floating” net asset value. The Portfolio’s investment strategy of investing primarily in short-term, high quality securities was not changed. As a result of this conversion, which took effect on May 1, 2016, the Portfolio is no longer subject to the investment restrictions that apply to money market funds and no longer seeks to maintain a stable net asset value. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2017.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $127,000,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$3,176,432	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2016 to April 30, 2017, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$845,265,527
Gross unrealized appreciation	66,305
Gross unrealized depreciation	(110,628)

Net unrealized appreciation (depreciation)	$(44,323)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,735,590	$324,900	$—	$—	$1,735,590	$324,900

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$6,915,381	$—	$(44,323)	$—	$6,871,058

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Ultra-Short Term Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper Index for the three- and five-year periods ended June 30, 2017 and performed equally to its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one- and three-year periods ended October 31, 2017, and underperformed its benchmark for the five-year period ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. The Board further noted that, prior to May 1, 2016, the Portfolio operated as a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940 and noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 12.82%, 12.54%, and 12.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 13.34%.

MARKET ENVIRONMENT / CONDITIONS

2017 proved to be a stellar year for stocks, which largely moved in one direction—up. Strong corporate profits and a strengthening U.S. economy helped buoy shares. Adding to positive investor sentiment was tax overhaul, passed in December, which is anticipated to provide sizable tax savings to U.S. corporations and encourage companies to return foreign profits held overseas.

U.S. large-cap stocks outperformed both mid- and small-cap stocks in 2017, while growth stocks meaningfully outperformed their value peers. The majority of sectors posted double-digit gains, led by Information Technology. Telecom and Energy were the only down sectors in the year, with Energy down despite oil prices hitting their highest levels since mid-2015 in December.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the period. The Portfolio’s above-benchmark exposure to the Energy sector was a headwind, as was weak stock selection within the sector. Shares of energy exploration and production companies Apache, Hess, and Devon weighed on results during the period. Despite the weakness, we continue to believe the Portfolio’s Energy holdings are high-quality names selling at undemanding valuations.

Weak stock selection in the Utilities sector weighed on results, driven by weakness in regulated electric gas utility SCANA. SCANA and partner Santee Cooper announced they would halt construction on their nuclear project after nine years of progress. When SCANA initially agreed to embark on the project, it was guaranteed under the Base Load Review Act (“BLRA”) that the company would get paid for prudent expenses should the project be abandoned. However, politicians are threatening to fight the constitutionality of the BLRA in an attempt to appeal to their constituents’ concerns over lost jobs and increased electric bills, potentially altering SCANA’s ability to recoup costs that have already been spent and deemed prudent (thus protected, under the BLRA Law). We decided to exit the Portfolio’s position on the heightened political uncertainties.

The Portfolio’s below-benchmark exposure to the Real Estate sector worked in its favor. Our below-benchmark exposure stems from concerns on valuations and maintaining discipline to our investment philosophy and process. As always, the Portfolio’s positioning is a result of our bottom-up investment approach—we want to lean into areas of exposure where we see particular value, but also ensure we don’t take our economic exposure too far to turn the Portfolio into a macro bet.

The Portfolio’s above-benchmark exposure to the Consumer Discretionary sector, coupled with strong stock selection aided results. Shares of Liberty Ventures and News Corp. were among its top performers. At Liberty Ventures, shares advanced in part on news of an acquisition of Alaskan cable and wireless firm General Communications, forming GCI Liberty. We believe the acquisition and subsequent reshuffling of assets at Liberty Ventures increases the likelihood that the company will ultimately merge or trade assets with Charter Communications, of which Liberty Ventures owns a large stake. Shares of diversified media company News Corp. advanced somewhat in sync with news that its sister company, Twenty-First Century Fox, was negotiating selling its movie studio assets to Disney. Some market pundits believe that once the asset sale closes, the Murdoch family may look to reunite News Corp. with New Fox. By our estimate, News Corp. sells at a substantial discount to the sum of its parts, so a regrouping of assets may make sense from a strategic and financial perspective.

As 2017 proved to be another strong year for stocks, we’d remind investors that businesses don’t move in a straight line—and neither should stocks. That’s why, as investors have chased momentum, yield, and hot sectors of the economy over the past eight-plus years, we’ve instead stayed true to our investment approach—employing our bottom-up investment process to construct a diversified portfolio of value-oriented investments that we believe are undervalued, in solid financial condition and have attractive business economics.

We often discuss how there are two ways to generate alpha: from what you own in the Portfolio and from what you don’t own. The Portfolio looks a lot different from the benchmark index, and that’s by design. We build it on a stock-by-stock basis, caring less about what the Index owns and more about how attractive the investment opportunity is. Hence, the Portfolio’s sector exposure is the result of our individual selections rather than an intentional top-down, sector allocation strategy. At the same time, we stay keenly aware of where our economic exposures are and of other correlation factors. Though we build the Portfolio one stock at a time, it has been (and remains) our contention that the largest source of alpha in the current market may very well come about from the avoidance of more expensive sectors.

Our decisions are always made from the bottom-up, without regard to Index construction. At year-end, the Portfolio had above-benchmark

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

exposure to the Consumer Discretionary, Energy, Industrials, Information Technology, Financials, and Materials sectors. Conversely, the Portfolio had below-benchmark exposure to Real Estate, Utilities, Health Care, Consumer Staples, and Telecommunication Services sectors.

James C. Kieffer

Thomas A. Reynolds IV

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	12.82	11.87	6.29
Class B	12.54	11.59	6.02
Class E	12.65	11.71	6.13
Russell Midcap Value Index	13.34	14.68	9.10

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Air Lease Corp.	4.6
Celanese Corp. - Series A	3.4
Devon Energy Corp.	3.4
AutoNation, Inc.	3.2
Alleghany Corp.	2.9
Torchmark Corp.	2.8
Hess Corp.	2.7
Fifth Third Bancorp	2.7
Liberty Interactive Corp. - Class A	2.5
IAC/InterActiveCorp	2.4

Top Sectors

% of Net Assets
Financials	23.2
Consumer Discretionary	17.4
Industrials	15.8
Energy	13.6
Information Technology	9.5
Materials	6.7
Consumer Staples	2.4
Health Care	2.0
Real Estate	2.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.85%	$1,000.00	$1,082.10	$4.46
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B	Actual	1.10%	$1,000.00	$1,080.70	$5.77
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E	Actual	1.00%	$1,000.00	$1,081.30	$5.25
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—92.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Rockwell Collins, Inc.	101,844	$13,812,083

Auto Components—2.2%
Gentex Corp. (a)	1,190,290	24,936,575

Banks—4.9%
Fifth Third Bancorp	1,013,871	30,760,846
M&T Bank Corp.	150,478	25,730,233

		56,491,079

Capital Markets—1.5%
Intercontinental Exchange, Inc.	238,358	16,818,540

Chemicals—6.7%
Agrium, Inc.	164,890	18,962,350
Axalta Coating Systems, Ltd. (b)	594,175	19,227,503
Celanese Corp. - Series A	364,461	39,026,484

		77,216,337

Construction & Engineering—4.2%
Fluor Corp.	506,126	26,141,408
Jacobs Engineering Group, Inc.	328,269	21,652,623

		47,794,031

Diversified Consumer Services—1.2%
H&R Block, Inc. (a)	520,564	13,649,188

Electronic Equipment, Instruments & Components—4.1%
Arrow Electronics, Inc. (b)	321,664	25,865,002
Avnet, Inc.	529,084	20,962,308

		46,827,310

Equity Real Estate Investment Trusts—2.0%
Equity Commonwealth (a) (b)	693,191	21,149,257
STORE Capital Corp.	70,675	1,840,377

		22,989,634

Food & Staples Retailing—2.4%
Kroger Co. (The)	1,010,913	27,749,562

Health Care Providers & Services—2.0%
AmerisourceBergen Corp. (a)	254,696	23,386,187

Insurance—15.8%
Alleghany Corp. (b)	55,893	33,317,259
Allstate Corp. (The)	223,568	23,409,805
Aon plc	168,905	22,633,270
Arch Capital Group, Ltd. (b)	278,377	25,268,280
Fairfax Financial Holdings, Ltd.	24,014	12,735,585
Loews Corp.	338,476	16,933,954
Progressive Corp. (The)	261,275	14,715,008
Torchmark Corp.	353,028	32,023,170

		181,036,331

Security Description	Shares	Value

Internet & Direct Marketing Retail—5.8%
Liberty Expedia Holdings, Inc. - Class A (b)	211,098	$9,357,974
Liberty Interactive Corp. - Class A (b)	1,191,993	29,108,469
Liberty Ventures - Series A (b)	210,257	11,404,340
TripAdvisor, Inc. (a) (b)	469,556	16,180,900

		66,051,683

Internet Software & Services—2.4%
IAC/InterActiveCorp (b)	228,715	27,967,270

Marine—1.8%
Kirby Corp. (a) (b)	309,987	20,707,132

Media—5.1%
News Corp. - Class A	1,470,515	23,837,048
Omnicom Group, Inc. (a)	286,257	20,848,097
TEGNA, Inc. (a)	971,471	13,678,312

		58,363,457

Mortgage Real Estate Investment Trusts—1.0%
AGNC Investment Corp.	562,351	11,353,867

Oil, Gas & Consumable Fuels—13.6%
Andeavor	237,197	27,121,105
Apache Corp. (a)	458,537	19,359,432
Cimarex Energy Co.	198,244	24,187,751
Devon Energy Corp.	932,842	38,619,659
Hess Corp. (a)	660,520	31,354,884
World Fuel Services Corp. (a)	532,570	14,986,520

		155,629,351

Road & Rail—4.1%
AMERCO (a)	55,242	20,876,504
Ryder System, Inc.	311,734	26,238,651

		47,115,155

Semiconductors & Semiconductor Equipment—2.3%
Analog Devices, Inc.	293,120	26,096,474

Software—0.7%
Synopsys, Inc. (b)	95,636	8,152,013

Specialty Retail—3.1%
AutoNation, Inc. (a) (b)	704,258	36,149,563

Trading Companies & Distributors—4.5%
Air Lease Corp. (a)	1,085,687	52,210,688

Total Common Stocks (Cost $729,397,925)		1,062,503,510

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investment—7.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—7.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $83,205,542 on 01/02/18, collateralized by $81,760,000 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $84,868,433.	83,201,845	$83,201,845

Total Short-Term Investments (Cost $83,201,845)		83,201,845

Securities Lending Reinvestments (c)—17.2%

Certificates of Deposit—7.9%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,490,624	1,496,685
Agricultural Bank of China 1.870%, 02/15/18	2,500,000	2,500,072
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	3,000,000	2,999,889
Bank of Montreal 1.972%, 01/11/18	4,004,114	4,000,587
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	3,000,000	3,000,384
China Construction Bank 1.950%, 02/20/18	1,500,000	1,500,048
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	3,500,000	3,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	2,000,000	2,000,100
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,500,000	2,500,015
KBC Bank NV Zero Coupon, 02/26/18	2,489,405	2,493,625
1.570%, 02/12/18	2,000,000	1,999,720
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	3,500,000	3,499,664
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	3,500,000	3,499,727
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	5,000,000	4,999,610
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	6,500,000	6,500,169
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (d)	5,000,000	4,999,890
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	2,500,000	2,499,915
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	8,100,000	8,103,313
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	1,500,000	1,498,410
1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	3,500,000	3,500,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	1,500,000	1,499,766
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	3,000,000	3,000,105
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	2,000,000	1,999,940
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,000

Certificates of Deposit—(Continued)
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	3,500,000	3,499,846
1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	4,000,000	4,001,376
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	5,000,000	4,999,620

		90,592,220

Commercial Paper—3.7%
Bank of China, Ltd. 1.900%, 02/12/18	4,983,639	4,990,235
Canadian Imperial Bank 1.700%, 03/19/18	1,493,342	1,494,664
China Construction Bank 1.700%, 01/24/18	3,990,744	3,995,500
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	4,500,000	4,500,333
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	5,978,853	5,985,456
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,991,900	1,994,362
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (d)	5,000,000	4,999,975
1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	2,000,000	1,999,868
Sheffield Receivables Co. 1.680%, 03/14/18	1,493,560	1,494,903
Toyota Motor Credit Corp. 1.750%, 03/08/18	4,979,826	4,986,080
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	6,000,000	5,999,832

		42,441,208

Repurchase Agreements—3.9%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $2,417,127 on 01/02/18, collateralized by $2,442,235 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $2,467,021.	2,416,661	2,416,661
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,023,640 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $4,500,775 on 01/02/18, collateralized by $4,633,200 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $4,590,018.	4,500,000	4,500,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,500,528 on 01/02/18, collateralized by $2,575,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $2,550,013.	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,527,772 on 04/03/18, collateralized by $15,880 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,780,553.	2,500,000	$2,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,542,930 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $8,613,494 on 04/02/18, collateralized by various Common Stock with a value of $9,350,001.	8,500,000	8,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $10,001,700 on 01/02/18, collateralized by $15,121,064 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $10,201,737.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $5,000,800 on 01/02/18, collateralized by $15,078,304 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $5,100,002.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $5,183,269 on 01/02/18, collateralized by various Common Stock with a value of $5,735,310.	5,150,000	5,150,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000

		44,066,661

Time Deposits—1.7%
Australia New Zealand Bank 1.330%, 01/02/18	5,000,000	5,000,000

Time Deposits—(Continued)
Bank of Montreal 1.400%, 01/03/18	900,000	900,000
Canadian Imperial Bank 1.330%, 01/02/18	5,000,000	5,000,000
Nordea Bank New York 1.300%, 01/02/18	5,000,000	5,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,500,000	1,500,000
Standard Chartered plc 1.490%, 01/02/18	1,500,000	1,500,000

		19,900,000

Total Securities Lending Reinvestments (Cost $196,993,803)		197,000,089

Total Investments—117.1% (Cost $1,009,593,573)		1,342,705,444
Other assets and liabilities (net)—(17.1)%		(195,646,112)

Net Assets—100.0%		$1,147,059,332

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $191,073,062 and the collateral received consisted of cash in the amount of $196,962,668. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,062,503,510	$—	$—	$1,062,503,510
Total Short-Term Investment*	—	83,201,845	—	83,201,845
Total Securities Lending Reinvestments*	—	197,000,089	—	197,000,089
Total Investments	$1,062,503,510	$280,201,934	$—	$1,342,705,444

Collateral for Securities Loaned (Liability)	$—	$(196,962,668)	$—	$(196,962,668)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,342,705,444
Receivable for:
Investments sold	2,774,412
Fund shares sold	16,630
Dividends and interest	1,101,470
Prepaid expenses	2,950

Total Assets	1,346,600,906
Liabilities
Collateral for securities loaned	196,962,668
Payables for:
Investments purchased	945,740
Fund shares redeemed	519,915
Accrued Expenses:
Management fees	792,584
Distribution and service fees	93,124
Deferred trustees’ fees	116,509
Other expenses	111,034

Total Liabilities	199,541,574

Net Assets	$1,147,059,332

Net Assets Consist of:
Paid in surplus	$754,798,640
Undistributed net investment income	5,592,206
Accumulated net realized gain	53,556,615
Unrealized appreciation on investments	333,111,871

Net Assets	$1,147,059,332

Net Assets
Class A	$676,166,033
Class B	390,538,365
Class E	80,354,934
Capital Shares Outstanding*
Class A	2,609,942
Class B	1,561,121
Class E	315,764
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$259.07
Class B	250.17
Class E	254.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,009,593,573.
(b)	Includes securities loaned at value of $191,073,062.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$15,644,170
Interest	100,933
Securities lending income	1,057,013

Total investment income	16,802,116
Expenses
Management fees	9,224,370
Administration fees	35,803
Custodian and accounting fees	67,039
Distribution and service fees—Class B	987,539
Distribution and service fees—Class E	120,381
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	134,954
Insurance	7,204
Miscellaneous	17,269

Total expenses	10,730,474
Less broker commission recapture	(23,316)

Net expenses	10,707,158

Net Investment Income	6,094,958

Net Realized and Unrealized Gain
Net realized gain on investments	73,406,636

Net change in unrealized appreciation on investments	56,060,091

Net realized and unrealized gain	129,466,727

Net Increase in Net Assets From Operations	$135,561,685

(a)	Net of foreign withholding taxes of $102,934.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,094,958	$7,941,897
Net realized gain (loss)	73,406,636	(19,687,432)
Net change in unrealized appreciation	56,060,091	245,352,793

Increase in net assets from operations	135,561,685	233,607,258

From Distributions to Shareholders
Net investment income
Class A	(4,618,720)	(6,747,382)
Class B	(1,950,478)	(3,238,393)
Class E	(461,275)	(738,422)
Net realized capital gains
Class A	0	(67,236,609)
Class B	0	(42,539,350)
Class E	0	(8,652,798)

Total distributions	(7,030,473)	(129,152,954)

Decrease in net assets from capital share transactions	(120,097,285)	(139,370,094)

Total increase (decrease) in net assets	8,433,927	(34,915,790)

Net Assets
Beginning of period	1,138,625,405	1,173,541,195

End of period	$1,147,059,332	$1,138,625,405

Undistributed net investment income
End of period	$5,592,206	$7,647,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	51,236	$12,312,536	103,786	$21,914,681
Reinvestments	19,370	4,618,720	360,055	73,983,991
Redemptions	(279,672)	(67,675,485)	(1,101,906)	(249,272,832)

Net decrease	(209,066)	$(50,744,229)	(638,065)	$(153,374,160)

Class B
Sales	67,106	$15,605,735	145,540	$31,247,473
Reinvestments	8,460	1,950,478	230,328	45,777,743
Redemptions	(324,130)	(75,831,622)	(296,294)	(62,975,991)

Net increase (decrease)	(248,564)	$(58,275,409)	79,574	$14,049,225

Class E
Sales	7,456	$1,758,107	10,945	$2,402,423
Reinvestments	1,968	461,275	46,484	9,391,220
Redemptions	(56,110)	(13,297,029)	(55,229)	(11,838,802)

Net increase (decrease)	(46,686)	$(11,077,647)	2,200	$(45,159)

Decrease derived from capital shares transactions		$(120,097,285)		$(139,370,094)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$231.28	$213.79	$271.79	$268.60	$198.30

Income (Loss) from Investment Operations
Net investment income (a)	1.54	1.74 (b)	2.26	2.89	1.98
Net realized and unrealized gain (loss) on investments	27.96	43.82	(23.66)	2.25	70.60

Total from investment operations	29.50	45.56	(21.40)	5.14	72.58

Less Distributions
Distributions from net investment income	(1.71)	(2.56)	(3.17)	(1.95)	(2.28)
Distributions from net realized capital gains	0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(1.71)	(28.07)	(36.60)	(1.95)	(2.28)

Net Asset Value, End of Period	$259.07	$231.28	$213.79	$271.79	$268.60

Total Return (%) (c)	12.82	22.96	(9.44)	1.93	36.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.85	0.84	0.84	0.83
Ratio of net investment income to average net assets (%)	0.64	0.80 (b)	0.91	1.07	0.84
Portfolio turnover rate (%)	21	31	31	25	22
Net assets, end of period (in millions)	$676.2	$652.0	$739.1	$853.7	$970.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$223.41	$207.30	$264.50	$261.50	$193.14

Income (Loss) from Investment Operations
Net investment income (a)	0.90	1.16 (b)	1.59	2.15	1.36
Net realized and unrealized gain (loss) on investments	27.01	42.40	(22.95)	2.21	68.77

Total from investment operations	27.91	43.56	(21.36)	4.36	70.13

Less Distributions
Distributions from net investment income	(1.15)	(1.94)	(2.41)	(1.36)	(1.77)
Distributions from net realized capital gains	0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(1.15)	(27.45)	(35.84)	(1.36)	(1.77)

Net Asset Value, End of Period	$250.17	$223.41	$207.30	$264.50	$261.50

Total Return (%) (c)	12.54	22.65	(9.66)	1.67	36.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.10	1.09	1.09	1.08
Ratio of net investment income to average net assets (%)	0.39	0.55 (b)	0.66	0.82	0.59
Portfolio turnover rate (%)	21	31	31	25	22
Net assets, end of period (in millions)	$390.5	$404.3	$358.7	$446.3	$505.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$227.21	$210.43	$267.99	$264.86	$195.57

Income (Loss) from Investment Operations
Net investment income (a)	1.15	1.40 (b)	1.85	2.43	1.60
Net realized and unrealized gain (loss) on investments	27.48	43.07	(23.28)	2.25	69.65

Total from investment operations	28.63	44.47	(21.43)	4.68	71.25

Less Distributions
Distributions from net investment income	(1.36)	(2.18)	(2.70)	(1.55)	(1.96)
Distributions from net realized capital gains	0.00	(25.51)	(33.43)	0.00	0.00

Total distributions	(1.36)	(27.69)	(36.13)	(1.55)	(1.96)

Net Asset Value, End of Period	$254.48	$227.21	$210.43	$267.99	$264.86

Total Return (%) (c)	12.65	22.78	(9.58)	1.78	36.65

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	1.00	0.99	0.99	0.98
Ratio of net investment income to average net assets (%)	0.49	0.65 (b)	0.76	0.91	0.68
Portfolio turnover rate (%)	21	31	31	25	22
Net assets, end of period (in millions)	$80.4	$82.4	$75.8	$95.1	$110.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 83,201,845. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,066,661. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$216,602,055	$0	$329,424,967

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$9,224,370	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,009,984,444
Gross unrealized appreciation	337,887,907
Gross unrealized depreciation	(5,166,907)

Net unrealized appreciation (depreciation)	$332,721,000

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$7,030,473	$10,818,093	$—	$118,334,861	$7,030,473	$129,152,954

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,708,715	$53,947,484	$332,721,000	$—	$392,377,199

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $19,269,516.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Artisan Mid Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Artisan Mid Cap Value Portfolio (formerly, Met/Artisan Mid Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2017, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. In addition, the Board considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year period ended October 31, 2017, and underperformed its benchmark for the three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2018.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 30.82% and 30.45%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 31.04%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the year, outperforming the U.S. but trailing emerging markets. The MSCI World ex-USA IMI (net dividends) returned 25.2%, as compared to 21.1% for the Russell 3000 Index and 36.8% for the MSCI Emerging Markets IMI (net dividends). Most developed ex-U.S. currencies, particularly the euro, appreciated against the U.S. dollar. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed ex-U.S. markets.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) outperformed large caps (MSCI World ex-U.S. Index, net dividends) by 6.8% for the year. Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 6.6%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 6.3%. Profitability premiums were positive in developed ex-U.S. markets for the year. Higher-profitability stocks outperformed among both large and small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2017, the Portfolio underperformed its benchmark by 21 basis points. Due to the Portfolio’s exclusion of stocks with the lowest profitability and highest relative price, the Portfolio had a greater allocation to low relative price (value) securities. This allocation difference detracted from the Portfolio’s relative performance, as value stocks underperformed for the year. While value stocks generally underperformed for the year, small cap high relative price (growth) stocks with low profitability also underperformed. The Portfolio’s exclusion of these securities contributed positively to relative performance. At the sector level, the Portfolio generally excludes Real Estate Investment Trusts (“REITs”). The exclusion of REITs benefited the Portfolio’s relative performance, as REITs underperformed most other sectors in the international small company equity universe for the period.

The Portfolio held more than 3,500 securities as of December 31, 2017 and was diversified across countries and sectors.

Joseph Chi

Jed Fogdall

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	Since Inception[2]
Brighthouse/Dimensional International Small Company Portfolio
Class A	30.82	11.97	13.22
Class B	30.45	11.69	12.93
MSCI World ex-U.S. Small Cap Index	31.04	11.37	13.66

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
UBISOFT Entertainment S.A.	0.4
Rubis SCA	0.3
Umicore S.A.	0.3
Hiscox, Ltd.	0.3
Bellway plc	0.3
BBA Aviation plc	0.3
Temenos Group AG	0.3
LANXESS AG	0.3
Freenet AG	0.3
Nokian Renkaat Oyj	0.3

Top Countries

% of Net Assets
Japan	25.2
United Kingdom	15.3
Canada	7.7
Australia	6.5
Germany	6.2
France	5.2
Switzerland	5.1
Italy	4.2
Finland	2.7
Sweden	2.7

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.92%	$1,000.00	$1,119.90	$4.92
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class B (a)	Actual	1.17%	$1,000.00	$1,118.30	$6.25
	Hypothetical*	1.17%	$1,000.00	$1,019.31	$5.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Australia—6.5%
Accent Group, Ltd.	90,942	$58,150
Adelaide Brighton, Ltd.	156,783	795,607
AED Oil, Ltd. (a) (b) (c) (d)	93,946	0
Ainsworth Game Technology, Ltd. (b)	51,616	86,982
Alkane Resources, Ltd. (b)	120,355	30,901
ALS, Ltd.	76,663	417,811
Altium, Ltd.	31,832	329,463
Altona Mining, Ltd. (b)	67,875	7,955
AMA Group, Ltd.	111,029	90,224
Amaysim Australia, Ltd.	21,060	32,666
Ansell, Ltd.	39,937	754,886
AP Eagers, Ltd.	7,774	48,202
APN Outdoor Group, Ltd.	2,836	10,895
Appen, Ltd.	3,167	20,467
ARB Corp., Ltd.	27,756	405,005
Ardent Leisure Group	59,784	93,411
Arrium, Ltd. (a) (b) (c) (d)	972,288	14,613
AUB Group, Ltd.	25,969	267,003
Ausdrill, Ltd.	126,869	260,329
Austal, Ltd.	81,889	115,780
Australian Agricultural Co., Ltd. (b)	192,359	195,199
Australian Pharmaceutical Industries, Ltd.	174,311	228,614
Auswide Bank, Ltd.	9,275	37,956
Automotive Holdings Group, Ltd.	101,744	288,830
Aveo Group	81,294	169,382
AVJennings, Ltd.	10,332	6,051
AWE, Ltd. (b)	286,165	195,029
Bapcor, Ltd.	26,969	118,770
Beach Energy, Ltd.	902,659	877,506
Beadell Resources, Ltd. (b)	102,327	14,349
Bega Cheese, Ltd.	67,325	379,229
Bellamy’s Australia, Ltd. (b)	16,911	137,896
Billabong International, Ltd. (b)	56,120	43,128
Blackmores, Ltd.	4,835	637,721
Blue Sky Alternative Investments, Ltd.	5,962	67,515
Breville Group, Ltd.	34,410	338,093
Brickworks, Ltd.	5,923	68,623
BT Investment Management, Ltd.	25,960	227,875
Buru Energy, Ltd. (b)	28,148	6,795
BWX, Ltd.	2,270	13,389
Cabcharge Australia, Ltd.	55,813	84,853
Capral, Ltd.	136,176	16,079
Cardno, Ltd. (b)	69,333	80,369
Carnarvon Petroleum, Ltd. (b)	251,902	19,275
carsales.com, Ltd.	83,570	942,189
Cash Converters International, Ltd. (b)	152,939	42,462
Cedar Woods Properties, Ltd.	27,273	129,881
Cleanaway Waste Management, Ltd.	883,001	1,028,552
Collection House, Ltd.	19,217	19,794
Collins Foods, Ltd.	8,927	37,917
Cooper Energy, Ltd. (b)	552,999	139,942
Corporate Travel Management, Ltd.	21,828	354,643
Costa Group Holdings, Ltd.	53,534	275,132
Credit Corp. Group, Ltd.	13,415	233,312
CSG, Ltd. (b)	66,837	23,726
CSR, Ltd.	239,936	889,199
Cudeco, Ltd. (b)	51,210	11,962

Australia—(Continued)
Data #3, Ltd.	55,471	78,750
Decmil Group, Ltd.	56,744	57,663
Domain Holdings Australia, Ltd. (b)	96,746	258,917
Downer EDI, Ltd.	223,855	1,206,837
DuluxGroup, Ltd.	144,897	863,859
DWS, Ltd.	36,847	47,999
Elders, Ltd.	18,937	120,614
Energy Resources of Australia, Ltd. (b)	51,910	36,984
Energy World Corp., Ltd. (b)	325,379	94,472
EQT Holdings, Ltd.	3,062	47,798
ERM Power, Ltd.	49,991	55,096
Euroz, Ltd.	23,559	21,859
Event Hospitality and Entertainment, Ltd.	38,556	398,231
Evolution Mining, Ltd.	181,680	374,644
Fairfax Media, Ltd.	967,464	586,487
Finbar Group, Ltd.	6,909	5,601
Fleetwood Corp., Ltd.	22,683	50,786
FlexiGroup, Ltd.	60,577	81,220
Flight Centre Travel Group, Ltd.	9,361	322,832
G8 Education, Ltd.	153,054	404,636
Gateway Lifestyle	13,237	22,477
Genworth Mortgage Insurance Australia, Ltd.	16,135	37,691
Global Construction Services, Ltd.	9,380	6,657
Gold Road Resources, Ltd. (b)	19,504	10,653
GrainCorp, Ltd. - Class A	83,590	532,402
Grange Resources, Ltd.	120,000	20,117
Greencross, Ltd.	21,334	104,571
GUD Holdings, Ltd.	39,734	377,081
GWA Group, Ltd.	92,856	206,012
Hansen Technologies, Ltd.	50,238	154,630
Healthscope, Ltd.	9,527	15,590
Hills, Ltd. (b)	80,453	12,823
Horizon Oil, Ltd. (b)	652,736	47,238
HT&E, Ltd.	109,386	160,317
IDM International, Ltd. (a) (b) (c) (d)	1,969	0
Iluka Resources, Ltd.	91,992	729,214
Imdex, Ltd. (b)	100,165	82,338
IMF Bentham, Ltd.	49,173	113,910
Independence Group NL	112,057	415,153
Infigen Energy, Ltd. (b)	343,467	184,516
Infomedia, Ltd.	131,353	87,675
Integrated Research, Ltd.	28,972	88,462
International Ferro Metals, Ltd. (a) (b) (c) (d)	82,765	0
Invocare, Ltd.	38,500	482,774
IOOF Holdings, Ltd.	118,246	986,834
IPH, Ltd.	19,041	81,653
Iress, Ltd.	54,057	487,689
iSelect, Ltd.	46,213	51,576
iSentia Group, Ltd.	28,120	30,254
Japara Healthcare, Ltd.	24,024	36,716
JB Hi-Fi, Ltd.	46,350	900,621
Jupiter Mines, Ltd. (a) (b) (c) (d)	57,000	22,800
K&S Corp., Ltd.	1,802	2,380
Karoon Gas Australia, Ltd. (b)	75,600	77,181
Kingsgate Consolidated, Ltd. (b)	121,238	37,945
Kingsrose Mining, Ltd. (b)	102,961	6,186
Link Administration Holdings, Ltd.	35,709	234,358

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
MACA, Ltd.	56,351	$73,897
Macmahon Holdings, Ltd. (b)	380,170	68,334
Macquarie Atlas Roads Group	108,901	532,800
Mantra Group, Ltd.	17,205	52,360
MaxiTRANS Industries, Ltd.	59,013	35,684
Mayne Pharma Group, Ltd. (b)	452,144	244,429
MC Mining Ltd. (b)	6,676	3,386
McMillan Shakespeare, Ltd.	29,453	397,264
McPherson’s, Ltd.	34,460	30,398
Medusa Mining, Ltd. (b)	60,972	20,704
Melbourne IT, Ltd.	41,278	116,672
Metals X, Ltd.	75,358	61,168
Metcash, Ltd.	385,184	935,427
Mincor Resources NL (b)	105,687	28,859
Mineral Resources, Ltd.	41,091	676,327
MMA Offshore, Ltd. (b)	200,470	43,661
Monadelphous Group, Ltd.	40,177	543,072
Monash IVF Group, Ltd.	21,931	21,504
Morning Star Gold NL (a) (b) (c) (d)	33,455	0
Mortgage Choice, Ltd.	48,689	96,940
Mount Gibson Iron, Ltd.	382,742	134,410
Myer Holdings, Ltd.	355,143	182,063
MYOB Group, Ltd.	52,571	148,319
MyState, Ltd.	3,899	15,096
Navigator Global Investments, Ltd.	45,623	118,108
Navitas, Ltd.	92,060	390,092
New Hope Corp., Ltd.	12,312	23,996
nib holdings, Ltd.	191,105	1,004,908
Nick Scali, Ltd.	16,348	84,552
Nine Entertainment Co. Holdings, Ltd.	18,490	22,131
Northern Star Resources, Ltd.	220,636	1,044,950
Nufarm, Ltd.	96,965	659,446
OceanaGold Corp.	166,811	428,639
OFX Group, Ltd.	99,303	110,171
oOh!media, Ltd.	11,672	41,069
Orocobre, Ltd. (b)	49,318	266,407
Orora, Ltd.	225,473	595,861
OZ Minerals, Ltd.	134,369	958,489
Pacific Current Group, Ltd.	1,159	6,697
Pacific Smiles Group, Ltd.	13,431	18,131
Pact Group Holdings, Ltd.	5,137	22,721
Paladin Energy, Ltd. (a) (b) (c)	612,137	10,713
Panoramic Resources, Ltd. (b)	146,618	47,421
Peet, Ltd.	88,199	96,875
Peninsula Energy, Ltd. (b)	11,352	3,994
Perpetual, Ltd.	17,753	668,025
Perseus Mining, Ltd. (b)	231,401	67,461
Platinum Asset Management, Ltd.	21,691	130,160
Pluton Resources, Ltd. (a) (b) (c) (d)	48,332	0
PMP, Ltd. (b)	158,703	63,626
Premier Investments, Ltd.	44,992	520,748
Primary Health Care, Ltd.	244,279	688,111
Prime Media Group, Ltd.	93,371	20,402
Qube Holdings, Ltd.	261,877	528,644
Quintis, Ltd. (a) (b) (c) (d)	106,522	27,696
RCR Tomlinson, Ltd.	70,865	220,760
Reckon, Ltd.	36,898	45,196
Regis Healthcare, Ltd.	8,212	22,526

Australia—(Continued)
Regis Resources, Ltd.	180,703	605,099
Reject Shop, Ltd. (The)	12,421	54,388
Resolute Mining, Ltd.	277,334	245,818
Retail Food Group, Ltd.	64,643	124,599
Ridley Corp., Ltd.	123,003	131,812
RPMGlobal Holdings, Ltd. (b)	4,190	2,403
Ruralco Holdings, Ltd.	9,291	22,325
Salmat, Ltd. (b)	45,807	18,585
Sandfire Resources NL	40,717	218,759
Saracen Mineral Holdings, Ltd. (b)	349,701	460,019
Select Harvests, Ltd.	35,131	129,180
Senex Energy, Ltd. (b)	248,220	74,263
Servcorp, Ltd.	21,215	95,443
Service Stream, Ltd.	62,705	65,198
Seven Group Holdings, Ltd.	17,494	208,118
Seven West Media, Ltd.	408,410	195,501
SG Fleet Group, Ltd.	11,131	35,226
Sigma Healthcare, Ltd.	560,969	432,945
Silex Systems, Ltd. (b)	28,112	10,477
Silver Chef, Ltd.	8,928	50,439
Silver Lake Resources, Ltd. (b)	112,092	33,181
Sirtex Medical, Ltd.	22,520	289,605
SmartGroup Corp., Ltd.	11,289	95,531
Southern Cross Media Group, Ltd.	229,061	211,391
Spark Infrastructure Group	444,329	868,913
SpeedCast International, Ltd.	36,610	152,834
St. Barbara, Ltd.	197,046	585,747
Steadfast Group, Ltd.	135,957	298,798
Strike Energy, Ltd. (b)	207,173	9,863
Sundance Energy Australia, Ltd. (b)	373,357	21,642
Sunland Group, Ltd.	40,150	55,164
Super Retail Group, Ltd.	65,652	422,570
Superloop, Ltd.	10,345	19,553
Syrah Resources, Ltd. (b)	21,847	76,670
Tabcorp Holdings, Ltd.	236,852	1,030,210
Tassal Group, Ltd.	80,622	235,961
Technology One, Ltd.	85,252	328,993
Thorn Group, Ltd.	62,916	38,484
Tiger Resources, Ltd. (a) (b) (c) (d)	591,241	11,825
Tox Free Solutions, Ltd.	90,131	242,809
Treasury Wine Estates, Ltd.	13,507	168,002
Troy Resources, Ltd. (b)	106,145	8,127
Villa World, Ltd.	15,952	35,564
Village Roadshow, Ltd. (b)	32,709	99,061
Virgin Australia Holdings, Ltd. (b)	442,369	96,329
Virgin Australia International Holding, Ltd. (a) (b) (c) (d)	968,773	1
Virtus Health, Ltd.	37,091	151,992
Vista Group International, Ltd.	14,712	30,029
Vita Group, Ltd.	18,112	20,192
Watpac, Ltd. (b)	37,999	19,710
Webjet, Ltd.	30,172	245,588
Western Areas, Ltd.	118,029	299,069
Westgold Resources, Ltd. (b)	37,679	52,084
Whitehaven Coal, Ltd.	121,287	424,446
WorleyParsons, Ltd. (b)	46,235	516,578
WPP AUNZ, Ltd.	131,382	94,252

		48,078,231

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Austria—1.5%
A-TEC Industries AG (a) (b) (c) (d)	1,312	$0
Agrana Beteiligungs AG	1,453	180,395
ams AG (b)	20,236	1,833,702
Andritz AG	11,722	661,921
Austria Technologie & Systemtechnik AG	14,133	396,801
BUWOG AG (b)	19,315	664,872
CA Immobilien Anlagen AG	20,949	646,862
DO & Co. AG	1,857	105,185
EVN AG	12,657	253,542
FACC AG (b)	3,288	68,209
Flughafen Wien AG	267	10,775
IMMOFINANZ AG (b)	143,967	369,251
Kapsch TrafficCom AG	2,222	133,206
Lenzing AG	3,209	405,063
Mayr Melnhof Karton AG	3,412	501,499
Oberbank AG	198	19,469
Oesterreichische Post AG	10,867	487,721
Palfinger AG	5,947	242,943
POLYTEC Holding AG	10,783	240,283
Porr AG	1,436	47,958
Raiffeisen Bank International AG (b)	13,074	473,421
Rhi Magnesita NV (b)	8,926	467,003
Rosenbauer International AG	1,615	101,779
S IMMO AG	24,014	465,818
S&T AG	9,045	195,117
Schoeller-Bleckmann Oilfield Equipment AG (b)	3,509	357,951
Semperit AG Holding	5,443	144,313
Strabag SE	6,827	278,559
Telekom Austria AG (b)	24,392	226,114
UBM Development AG	78	3,816
UNIQA Insurance Group AG	21,779	230,401
Wienerberger AG	39,101	945,140
Zumtobel Group AG	13,016	156,126

		11,315,215

Belgium—2.1%
Ablynx NV (b) (e)	15,614	386,566
Ackermans & van Haaren NV	8,887	1,547,554
AGFA-Gevaert NV (b)	74,984	349,684
Atenor	1,089	61,350
Banque Nationale de Belgique	88	301,302
Barco NV	4,866	520,650
Bekaert S.A.	11,685	510,816
bpost S.A. (e)	18,928	575,964
Cie d’Entreprises CFE	3,931	573,996
Cie Immobiliere de Belgique S.A.	1,276	84,549
D’ieteren S.A.	8,787	395,084
Deceuninck NV (d)	27,313	98,581
Econocom Group S.A.	48,185	343,938
Elia System Operator S.A.	12,209	701,658
Euronav NV	30,049	276,998
EVS Broadcast Equipment S.A.	4,761	166,924
Exmar NV (b)	10,339	80,021
Fagron (b) (e)	16,700	228,697
Galapagos NV (b)	16,401	1,554,226
GIMV NV	450	27,257

Belgium—(Continued)
Ion Beam Applications (e)	7,745	221,950
Jensen-Group NV	738	35,334
Kinepolis Group NV	6,316	421,732
Lotus Bakeries NV	118	299,705
MDxHealth (b) (e)	5,915	22,634
Melexis NV	6,496	656,543
Nyrstar NV (b)	26,926	216,650
Ontex Group NV	11,978	395,712
Orange Belgium S.A.	13,209	277,109
Picanol	1,381	153,469
RealDolmen NV	1,200	38,896
Recticel S.A.	18,423	170,646
Resilux NV	229	39,501
Roularta Media Group NV	1,629	42,930
Sioen Industries NV	3,290	120,154
Sipef S.A.	3,499	263,660
Tessenderlo Group S.A. (b)	13,457	627,332
ThromboGenics NV (b)	9,279	37,685
Umicore S.A.	45,428	2,146,674
Van de Velde NV	2,448	130,319
Viohalco S.A. (a) (b) (c)	45,397	175,826

		15,280,276

Cambodia—0.1%
NagaCorp, Ltd.	458,000	353,699

Canada—7.7%
5N Plus, Inc. (b)	33,732	80,506
Absolute Software Corp. (e)	18,754	102,647
Acadian Timber Corp. (e)	3,800	58,950
Advantage Oil & Gas, Ltd. (b)	91,030	391,060
Aecon Group, Inc.	30,622	485,762
AG Growth International, Inc.	5,820	246,968
AGF Management, Ltd. - Class B	32,280	210,064
AGT Food & Ingredients, Inc. (e)	7,901	126,403
Aimia, Inc.	40,971	121,903
AirBoss of America Corp.	3,761	32,404
AKITA Drilling, Ltd. - Class A	2,003	11,728
Alamos Gold, Inc. - Class A	124,119	808,699
Alaris Royalty Corp.	8,954	147,239
Algoma Central Corp.	4,410	56,274
Alio Gold, Inc. (b)	5,966	21,928
Alterra Power Corp.	15,076	95,949
Altius Minerals Corp.	9,660	114,890
Altus Group, Ltd.	14,488	425,650
Amerigo Resources, Ltd. (b)	2,000	1,750
Andrew Peller, Ltd. - Class A	6,617	82,120
Asanko Gold, Inc. (b)	23,027	16,304
Athabasca Oil Corp. (b)	78,524	66,842
ATS Automation Tooling Systems, Inc. (b)	36,533	451,940
AuRico Metals, Inc. (b)	42,144	60,014
AutoCanada, Inc.	8,428	151,798
Avigilon Corp. (b)	14,381	241,285
B2Gold Corp. (b)	313,368	967,277
Badger Daylighting, Ltd. (e)	11,862	256,491
Baytex Energy Corp. (b) (e)	67,105	201,262

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Bellatrix Exploration, Ltd. (b)	12,053	$20,616
Birchcliff Energy, Ltd.	60,552	211,956
Bird Construction, Inc.	18,612	150,140
Black Diamond Group, Ltd.	19,812	37,670
BlackPearl Resources, Inc. (b)	117,817	104,039
BMTC Group, Inc.	5,387	71,569
Bonavista Energy Corp.	62,296	111,508
Bonterra Energy Corp.	12,499	152,136
Boralex, Inc. - Class A	17,054	318,830
Brookfield Real Estate Services, Inc.	800	10,514
BRP, Inc.	10,168	376,224
BSM Technologies, Inc. (b)	15,600	17,499
Calfrac Well Services, Ltd. (b)	35,593	169,329
Calian Group, Ltd.	2,846	72,565
Callidus Capital Corp.	4,100	33,498
Canaccord Genuity Group, Inc.	54,653	252,178
Canacol Energy, Ltd. (b)	37,461	133,811
Canadian Western Bank	32,028	1,000,079
Canfor Corp. (b)	17,141	337,911
Canfor Pulp Products, Inc.	15,297	162,462
CanWel Building Materials Group, Ltd.	9,304	54,551
Capital Power Corp. (e)	43,408	845,714
Capstone Mining Corp. (b) (e)	117,839	134,995
Cara Operations, Ltd.	1,150	23,750
Cardinal Energy, Ltd.	350	1,417
Cargojet, Inc.	1,200	55,990
Cascades, Inc. (e)	41,736	452,223
Celestica, Inc. (b)	36,485	382,555
Celestica, Inc. (U.S. Listed Shares) (b)	223	2,337
Centerra Gold, Inc. (b)	62,285	319,105
Cervus Equipment Corp.	2,998	35,871
CES Energy Solutions Corp. (e)	45,937	238,638
Chesswood Group, Ltd.	2,000	18,266
Chinook Energy, Inc. (b)	27,917	5,663
Cineplex, Inc. (e)	19,436	577,204
Clairvest Group, Inc.	200	7,478
Clarke, Inc.	1,614	13,418
Clearwater Seafoods, Inc.	7,044	41,076
Cogeco Communications, Inc.	533	36,670
Cogeco, Inc.	2,309	166,259
Colliers International Group, Inc.	11,880	717,053
Computer Modelling Group, Ltd.	21,620	165,117
Cona Resources, Ltd.	4,700	7,590
Continental Gold, Inc. (b)	20,900	56,199
Copper Mountain Mining Corp. (b) (e)	57,011	69,393
Corby Spirit and Wine, Ltd.	3,957	72,750
Corridor Resources, Inc. (b)	21,385	10,378
Corus Entertainment, Inc. - B Shares	31,990	297,759
Cott Corp.	44,379	740,709
Cott Corp. (U.S. Listed Shares)	2,000	33,320
Crew Energy, Inc. (b)	69,029	172,984
CRH Medical Corp. (b)	11,000	28,966
Delphi Energy Corp. (b) (e)	95,850	86,166
Denison Mines Corp. (b) (e)	247,548	135,886
Descartes Systems Group, Inc. (The) (b)	28,586	812,779
Detour Gold Corp. (b)	21,700	255,152
DHX Media, Ltd.	28,196	100,940

Canada—(Continued)
DIRTT Environmental Solutions (b)	14,300	76,676
Dorel Industries, Inc. - Class B	12,134	300,213
Dundee Precious Metals, Inc. (b)	40,545	96,766
E-L Financial Corp., Ltd.	177	114,735
Echelon Financial Holdings, Inc. (b)	900	9,200
EcoSynthetix, Inc. (b)	800	1,400
Eldorado Gold Corp.	112,292	162,587
EnerCare, Inc. (e)	31,725	517,645
Enerflex, Ltd.	29,289	357,433
Enerplus Corp.	35,800	350,595
Enghouse Systems, Ltd.	7,089	346,780
Ensign Energy Services, Inc.	51,526	265,213
Entertainment One, Ltd.	2,738	11,990
Epsilon Energy, Ltd. (b)	21,856	52,858
Equitable Group, Inc.	3,909	222,350
Essential Energy Services Trust (b)	53,526	30,659
Evertz Technologies, Ltd.	9,149	132,468
Exchange Income Corp.	3,551	100,682
Exco Technologies, Ltd.	13,332	107,547
EXFO, Inc. (b)	85	372
Extendicare, Inc.	37,356	271,923
Fiera Capital Corp. (e)	12,719	131,541
Firm Capital Mortgage Investment Corp.	8,474	87,841
First Majestic Silver Corp. (b) (e)	33,160	223,705
First National Financial Corp. (e)	4,907	112,428
FirstService Corp.	12,580	879,999
Fortress Paper, Ltd. - Class A (b)	7,338	24,051
Fortuna Silver Mines, Inc. (b)	60,121	313,758
Freehold Royalties, Ltd.	30,212	337,692
Gamehost, Inc.	4,952	43,335
Genesis Land Development Corp.	14,348	42,234
Genworth MI Canada, Inc. (e)	12,625	436,903
Gibson Energy, Inc. (e)	29,744	430,188
Glacier Media, Inc. (b)	9,600	5,041
Gluskin Sheff & Associates, Inc. (e)	10,533	139,518
GMP Capital, Inc. (b)	28,336	78,448
Goeasy, Ltd.	2,000	59,109
Gran Tierra Energy, Inc. (b)	109,213	296,274
Granite Oil Corp.	10,252	25,446
Great Canadian Gaming Corp. (b) (e)	14,894	400,372
Great Panther Silver, Ltd. (b) (e)	67,206	87,149
Guyana Goldfields, Inc. (b)	48,247	194,984
Hanfeng Evergreen, Inc. (a) (b) (c) (d)	12,100	0
Heroux-Devtek, Inc. (b) (e)	14,606	176,968
High Liner Foods, Inc.	4,807	56,713
HNZ Group, Inc. (b)	3,031	45,043
Home Capital Group, Inc. (e)	20,814	286,627
Horizon North Logistics, Inc.	30,612	37,504
HudBay Minerals, Inc.	103,103	912,917
Hudson’s Bay Co. (e)	16,774	150,526
IAMGOLD Corp. (b)	152,782	890,924
Imperial Metals Corp. (b) (e)	18,151	48,951
Imvescor Restaurant Group, Inc.	6,000	20,668
Indigo Books & Music, Inc. (b)	1,986	29,640
Information Services Corp.	800	11,704
Innergex Renewable Energy, Inc.	35,491	406,579
Interfor Corp. (b)	33,292	559,369

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
International Tower Hill Mines, Ltd. (b)	21,604	$9,625
Intertape Polymer Group, Inc. (e)	20,313	347,276
Iron Bridge Resources, Inc. (b) (e)	72,808	41,704
Jean Coutu Group PJC, Inc. (The) - Class A	15,725	305,493
Just Energy Group, Inc.	58,790	252,558
K-Bro Linen, Inc.	2,319	76,230
Kelt Exploration, Ltd. (b)	26,451	151,299
Kinaxis, Inc. (b)	1,060	64,755
Kingsway Financial Services, Inc. (b)	8,765	44,906
Kirkland Lake Gold, Ltd.	42,041	644,495
Klondex Mines, Ltd. (b) (e)	48,447	125,646
Knight Therapeutics, Inc. (b)	33,205	219,518
KP Tissue, Inc.	1,400	14,924
Labrador Iron Ore Royalty Corp. (e)	15,800	341,893
Laurentian Bank of Canada	13,206	593,902
Leon’s Furniture, Ltd.	9,639	141,479
Lightstream Resources, Ltd. (a) (b) (c) (d)	108,373	0
Linamar Corp.	2,948	171,697
Liquor Stores N.A., Ltd.	12,660	107,565
Lucara Diamond Corp. (e)	110,136	246,207
Magellan Aerospace Corp.	5,794	96,843
Mainstreet Equity Corp. (b)	2,561	89,543
Major Drilling Group International, Inc. (b)	36,670	205,959
Mandalay Resources Corp.	87,627	18,822
Manitok Energy, Inc. (b) (d)	747	21
Maple Leaf Foods, Inc.	2,489	70,928
Martinrea International, Inc.	32,289	412,025
Maxar Technologies, Ltd. (e)	4,268	274,755
Maxim Power Corp. (b)	2,800	6,126
Mediagrif Interactive Technologies, Inc.	4,176	36,710
Medical Facilities Corp.	12,861	145,594
MEG Energy Corp. (b)	33,700	137,803
Melcor Developments, Ltd.	3,120	37,976
Morguard Corp.	900	128,506
Morneau Shepell, Inc.	16,285	288,906
MTY Food Group, Inc.	5,404	241,181
Mullen Group, Ltd. (e)	37,792	473,227
Nautilus Minerals, Inc. (b)	134,471	16,582
Nevsun Resources, Ltd.	81,011	197,211
New Flyer Industries, Inc.	17,136	736,153
New Gold, Inc. (b)	96,948	318,532
Newalta Corp. (b)	23,919	19,219
Norbord, Inc.	8,718	295,108
North American Energy Partners, Inc.	14,743	73,656
North West Co., Inc. (The)	17,071	408,373
Northland Power, Inc.	21,521	399,774
Novelion Therapeutics, Inc. (a) (b) (c)	5,100	15,912
NuVista Energy, Ltd. (b) (e)	59,117	377,182
Obsidian Energy, Ltd. (b) (e)	163,188	202,524
Osisko Gold Royalties, Ltd.	22,106	255,353
Painted Pony Energy, Ltd. (b) (e)	38,738	82,284
Pan American Silver Corp.	39,015	607,728
Paramount Resources, Ltd. - Class A (b)	19,290	298,020
Parex Resources, Inc. (b)	55,359	799,777
Parkland Fuel Corp.	26,463	565,260
Pason Systems, Inc.	22,516	325,828
Pengrowth Energy Corp. (b) (e)	183,295	145,819

Canada—(Continued)
Petrus Resources, Ltd. (b)	1,290	2,001
PHX Energy Services Corp. (b)	12,350	23,089
Pizza Pizza Royalty Corp. (e)	6,998	90,189
Platinum Group Metals, Ltd. (b)	3,208	970
Points International, Ltd. (b)	5,320	55,020
Polymet Mining Corp. (b)	38,355	32,649
Precision Drilling Corp. (b)	103,898	314,918
Premium Brands Holdings Corp.	7,879	646,617
Pulse Seismic, Inc. (e)	15,720	39,894
Pure Technologies, Ltd.	7,900	56,438
Quarterhill, Inc.	58,061	107,161
Questerre Energy Corp. - Class A (b) (e)	83,569	58,505
Raging River Exploration, Inc. (b)	56,263	358,078
RB Energy, Inc. (b) (d)	76,741	38
Reitmans Canada, Ltd. - Class A	20,566	69,699
Richelieu Hardware, Ltd. (e)	18,390	501,665
Rocky Mountain Dealerships, Inc.	3,738	40,740
Rogers Sugar, Inc.	35,106	176,507
Russel Metals, Inc.	25,722	596,906
Sabina Gold & Silver Corp. (b)	57,206	103,308
Sandstorm Gold, Ltd. (b)	48,383	241,723
Secure Energy Services, Inc.	55,376	385,914
SEMAFO, Inc. (b)	123,983	352,124
ShawCor, Ltd.	20,891	455,713
Sherritt International Corp. (b)	132,332	181,075
Sienna Senior Living, Inc.	14,276	206,928
Sierra Wireless, Inc. (b) (e)	16,910	345,733
Sleep Country Canada Holdings, Inc.	2,400	63,771
Solium Capital, Inc. (b)	11,317	98,225
Spartan Energy Corp. (b)	23,367	133,658
Sprott Resource Holdings, Inc. (b)	112,715	13,899
Sprott, Inc.	56,027	108,756
SSR Mining, Inc. (b)	37,551	330,700
Stantec, Inc.	19,182	536,547
Stars Group, Inc. (The) (b)	17,000	395,585
Stella-Jones, Inc.	10,990	441,523
Stornoway Diamond Corp. (b)	70,074	36,793
Strad Energy Services, Ltd. (b)	10,641	14,222
Street Capital Group, Inc. (b)	5,900	4,834
Stuart Olson, Inc.	11,157	62,664
Student Transportation, Inc.	27,425	168,870
SunOpta, Inc. (b) (e)	26,392	203,241
Superior Plus Corp.	44,558	420,766
Surge Energy, Inc. (e)	85,275	141,786
Taseko Mines, Ltd. (b)	108,786	254,440
Teranga Gold Corp. (b)	24,518	58,320
TFI International, Inc.	25,364	663,056
Theratechnologies, Inc. (b)	11,600	66,259
TMX Group, Ltd.	7,727	433,007
TORC Oil & Gas, Ltd.	47,624	285,668
Torex Gold Resources, Inc. (b)	16,690	158,402
Toromont Industries, Ltd.	22,483	985,532
Torstar Corp. - Class B	21,453	29,184
Total Energy Services, Inc.	17,786	210,262
TransAlta Corp.	62,449	370,123
TransAlta Renewables, Inc.	10,414	110,934
Transcontinental, Inc. - Class A	26,130	516,364

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
TransGlobe Energy Corp. (b)	36,372	$54,978
Trevali Mining Corp. (b)	55,100	66,628
Trican Well Service, Ltd. (b)	101,707	330,123
Tricon Capital Group, Inc.	4,400	40,430
Trinidad Drilling, Ltd. (b)	83,773	113,297
Uni-Select, Inc.	13,271	299,944
Valener, Inc.	16,303	294,543
Vecima Networks, Inc.	2,500	18,894
Wajax Corp.	7,885	154,752
Wesdome Gold Mines, Ltd. (b)	38,107	63,966
Western Energy Services Corp. (b) (e)	27,573	27,639
Western Forest Products, Inc.	145,247	283,099
WestJet Airlines, Ltd.	861	18,056
Westshore Terminals Investment Corp.	18,288	382,491
Whitecap Resources, Inc. (e)	61,960	441,163
Winpak, Ltd.	8,852	329,573
Xtreme Drilling Corp. (b)	4,967	8,891
Yamana Gold, Inc.	62,462	194,790
Yangarra Resources, Ltd. (b)	15,200	60,099
Yellow Pages, Ltd. (b) (e)	6,975	46,666
ZCL Composites, Inc. (e)	9,681	86,336
Zenith Capital Corp. (a) (b) (c) (d)	12,830	827

		57,255,773

China—0.2%
APT Satellite Holdings, Ltd.	164,250	71,707
Asia Satellite Telecommunications Holdings, Ltd.	58,500	53,101
BeijingWest Industries International, Ltd.	41,200	6,485
BOE Varitronix, Ltd.	137,000	90,078
Bund Center Investment, Ltd.	138,000	76,296
CGN Mining Co., Ltd.	145,000	11,665
China Chuanglian Education Financial Group, Ltd. (b)	336,000	4,666
China Display Optoelectronics Technology Holdings, Ltd.	136,000	19,305
China Gold International Resources Corp., Ltd. (b)	62,113	116,122
China Ludao Technology Co., Ltd. (b)	56,000	11,828
Chong Hing Bank, Ltd.	7,000	15,016
CITIC Telecom International Holdings, Ltd.	467,000	123,435
FIH Mobile, Ltd.	291,000	88,639
First Sponsor Group, Ltd.	8,628	9,097
Fountain SET Holdings, Ltd.	422,000	61,037
Goodbaby International Holdings, Ltd.	89,000	48,867
Guangnan Holdings, Ltd.	264,000	33,175
Guotai Junan International Holdings, Ltd.	571,600	178,594
iOne Holdings, Ltd.	520,000	11,914
Microport Scientific Corp.	10,000	9,663
Neo-Neon Holdings, Ltd. (b)	322,500	34,321
New Sports Group, Ltd. (b)	111,500	11,701
Shenwan Hongyuan HK, Ltd.	172,500	54,307
Sino Grandness Food Industry Group, Ltd. (b)	199,272	29,646
SITC International Holdings Co., Ltd.	223,000	220,365

		1,391,030

Denmark—2.1%
ALK-Abello A/S	1,596	190,101
Alm Brand A/S	35,116	458,141
Ambu A/S - Class B	9,548	855,424

Denmark—(Continued)
Bang & Olufsen A/S (b)	9,221	221,192
Bavarian Nordic A/S (b) (e)	10,666	385,452
Brodrene Hartmann A/S	663	34,190
Columbus A/S	9,340	22,252
D/S Norden A/S (b) (e)	6,460	120,636
DFDS A/S	11,185	596,612
FLSmidth & Co. A/S	18,666	1,084,346
GN Store Nord A/S	52,383	1,692,375
H+H International A/S - Class B (b)	1,737	40,554
Harboes Bryggeri A/S - Class B	1,454	21,670
IC Group A/S	3,209	75,162
Jeudan A/S (b)	201	23,501
Jyske Bank A/S	14,672	832,659
Matas A/S	972	12,291
Nilfisk Holding A/S (b)	6,820	399,444
NKT A/S (b)	6,820	311,327
NNIT A/S	1,555	42,918
Nordjyske Bank A/S	185	3,585
Parken Sport & Entertainment A/S	2,351	26,133
PER Aarsleff Holding A/S	8,472	266,792
Ringkjoebing Landbobank A/S	9,819	508,092
Rockwool International A/S - B Shares	3,162	896,219
Royal Unibrew A/S	15,546	929,770
RTX A/S	2,568	61,220
Santa Fe Group A/S (b)	7,121	51,077
Schouw & Co. AB	6,676	625,602
SimCorp A/S	16,061	914,385
Solar A/S - B Shares	2,435	159,897
Spar Nord Bank A/S	32,428	376,208
Sydbank A/S	26,018	1,046,484
TDC A/S	174,309	1,071,084
TK Development A/S (b)	37,491	42,900
Topdanmark A/S (b)	22,026	949,937
United International Enterprises	850	178,275
Vestjysk Bank A/S (b)	3,300	1,448
Zealand Pharma A/S (b) (e)	4,720	64,609

		15,593,964

Finland—2.7%
Aktia Bank Oyj	5,638	61,621
Alma Media Oyj	22,695	196,451
Amer Sports Oyj (b)	47,651	1,319,965
Apetit Oyj	1,205	20,379
Aspo Oyj	8,414	100,826
Atria Oyj	2,604	37,814
BasWare Oyj (b)	3,525	200,217
Bittium Oyj	4,041	27,400
Cargotec Oyj - B Shares	12,591	712,364
Caverion Oyj (b) (e)	36,589	258,163
Citycon Oyj	146,997	380,537
Cramo Oyj	9,503	225,019
Elisa Oyj	31,432	1,232,233
F-Secure Oyj	35,820	167,164
Finnair Oyj	24,728	380,386
Fiskars Oyj Abp	17,515	503,439
HKScan Oyj - A Shares	6,704	25,175

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Huhtamaki Oyj	34,101	$1,427,660
Ilkka-Yhtyma Oyj	2,976	11,954
Kemira Oyj	41,153	566,988
Kesko Oyj - A Shares	933	49,373
Kesko Oyj - B Shares	24,862	1,349,765
Konecranes Oyj	16,662	761,247
Lassila & Tikanoja Oyj	12,398	267,779
Lemminkainen Oyj	5,098	139,600
Metsa Board Oyj	86,501	739,699
Metso Oyj	25,057	854,785
Nokian Renkaat Oyj	40,917	1,853,320
Olvi Oyj - A Shares	6,303	225,664
Oriola-KD Oyj - B Shares	53,692	179,753
Orion Oyj - Class A	8,788	338,666
Outokumpu Oyj	102,277	949,237
Outotec Oyj (b)	52,402	444,782
Ponsse Oyj	3,208	101,531
Poyry Oyj (b)	14,295	82,733
Raisio Oyj - V Shares	55,399	255,227
Ramirent Oyj	31,090	291,024
Rapala VMC Oyj	8,902	35,543
Raute Oyj - A Shares	72	2,505
Sanoma Oyj	31,912	414,163
Stockmann Oyj Abp - B Shares (b) (e)	11,956	62,257
Talvivaara Mining Co. plc (a) (b) (c) (d)	286,881	1,962
Technopolis Oyj	66,184	332,034
Teleste Oyj	772	6,187
Tieto Oyj	21,736	676,852
Tikkurila Oyj (e)	12,873	274,665
Uponor Oyj	19,661	395,739
Vaisala Oyj - A Shares	4,116	219,142
Valmet Oyj	28,977	571,005
YIT Oyj (e)	33,084	252,614

		19,984,608

France—5.2%
ABC Arbitrage	7,498	56,502
Actia Group	4,338	36,333
Air France-KLM (b)	50,893	827,402
Akka Technologies S.A.	2,131	118,360
Albioma S.A.	13,155	332,084
Altamir Amboise	9,152	167,368
Alten S.A.	9,273	773,804
Altran Technologies S.A.	59,194	984,203
Antalis International SAS (b)	2,044	4,830
APRIL S.A.	8,341	147,130
Assystem	4,398	157,729
Aubay	1,785	74,106
Axway Software S.A.	2,132	58,291
Bastide le Confort Medical	590	39,762
Beneteau S.A.	15,076	360,609
Bigben Interactive (b)	614	10,143
Boiron S.A.	2,586	232,227
Bonduelle SCA	6,712	354,911
Burelle S.A.	156	237,561
Casino Guichard Perrachon S.A.	5,809	351,811

France—(Continued)
Catering International Services	541	11,031
Cegedim S.A. (b)	2,643	105,192
CGG S.A. (b) (e)	3,847	17,402
Chargeurs S.A. (b)	89	2,653
Chargeurs S.A.	7,964	241,753
Cie des Alpes	3,241	126,842
Cie Plastic Omnium S.A.	21,512	977,935
Coface S.A. (b)	6,477	69,271
Dalenys (b)	1,352	14,609
Derichebourg S.A.	31,305	341,569
Devoteam S.A.	2,486	223,101
Edenred	53,492	1,549,691
Electricite de Strasbourg S.A.	88	13,287
Elior Group S.A.	19,633	405,018
Elis S.A.	7,311	201,832
Eramet (b)	1,499	178,019
Esso S.A. Francaise (b)	1,341	92,145
Euler Hermes Group	2,457	359,086
Europcar Groupe S.A.	3,276	40,204
Eutelsat Communications S.A.	13,056	301,449
Exel Industries - A Shares	618	85,995
Faurecia	17,750	1,384,172
Fleury Michon S.A.	461	25,981
Fnac Darty S.A. (b)	3,721	449,365
Fnac Darty S.A. (b)	5,410	653,921
Gaztransport Et Technigaz S.A.	5,461	328,252
GEA	165	17,550
Getlink SE	23,306	299,743
GL Events	3,794	111,503
Groupe Crit	1,062	92,743
Groupe Gorge (b)	1,266	23,806
Groupe Open	1,130	42,950
Guerbet	2,188	208,115
Haulotte Group S.A.	5,337	103,299
HERIGE SADCS	235	11,351
HiPay Group S.A. (b)	1,527	25,743
ID Logistics Group (b)	428	69,342
Imerys S.A.	3,235	304,748
Ingenico Group S.A.	12,466	1,330,217
Interparfums S.A.	1,457	60,323
IPSOS	12,134	446,299
Jacquet Metal Service	7,386	243,447
Kaufman & Broad S.A.	1,825	86,686
Korian S.A.	22,596	798,181
Lagardere SCA	36,064	1,155,376
Lanson-BCC	15	591
Laurent-Perrier	1,367	136,628
Le Belier	299	17,916
Le Noble Age	1,488	105,137
Lectra (e)	8,150	245,393
Linedata Services	855	40,324
LISI	8,732	420,102
Maisons France Confort S.A.	1,526	109,680
Manitou BF S.A.	4,534	165,932
Manutan International	589	63,240
Mersen S.A.	8,985	401,546
METabolic EXplorer S.A. (b)	6,035	16,512

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Metropole Television S.A.	8,601	$222,205
MGI Coutier	3,301	133,321
Mr. Bricolage	601	10,550
Naturex (b)	2,045	217,048
Neopost S.A.	12,528	359,665
Nexans S.A. (e)	10,974	671,691
Nexity S.A. (b)	12,502	744,133
NRJ Group (b)	9,690	105,879
Oeneo S.A.	4,362	53,658
Onxeo S.A. (b) (e)	4,566	5,964
Onxeo S.A. (b) (e)	8,671	11,230
Orpea	10,229	1,206,297
Parrot S.A. (b)	2,647	28,007
Pierre & Vacances S.A. (b)	2,817	154,933
Plastivaloire	1,576	35,297
Rallye S.A. (e)	8,966	159,400
Recylex S.A. (b)	1,883	29,467
Rexel S.A.	65,431	1,186,683
Robertet S.A.	42	20,555
Rothschild & Co.	488	17,861
Rubis SCA	34,768	2,457,993
Samse S.A.	107	21,970
Sartorius Stedim Biotech	5,424	392,356
Savencia S.A.	2,303	223,083
Seche Environnement S.A.	1,555	55,824
Sequana S.A. (b)	10,224	8,449
SES-imagotag S.A. (b)	383	13,731
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (b)	16	1,041
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	8,168
Societe pour l’Informatique Industrielle	713	20,070
Societe Television Francaise 1	24,803	364,667
SOITEC (b)	5,935	421,824
Solocal Group (b)	140,462	139,999
Somfy S.A.	1,645	162,399
Sopra Steria Group	5,251	980,457
SPIE S.A.	12,516	325,894
Ste Industrielle d’Aviation Latecoere S.A. (b)	26,469	181,215
STEF S.A.	1,145	129,708
Sword Group	3,419	138,640
Synergie S.A.	3,810	200,427
Tarkett S.A.	3,785	158,637
Technicolor S.A.	88,305	302,879
Teleperformance SE	5,883	842,066
Tessi S.A.	727	153,505
TFF Group	1,232	59,349
Thermador Groupe	1,081	147,221
Total Gabon	324	56,285
Touax S.A. (b)	1,706	23,901
Trigano S.A.	3,132	553,412
UBISOFT Entertainment S.A. (b)	35,426	2,725,811
Union Financiere de France BQE S.A.	1,257	45,397
Vallourec S.A. (b) (e)	64,313	388,388
Valneva SE (b) (e)	15,386	50,981
Vetoquinol S.A.	1,341	97,381
Vicat S.A.	5,373	424,082
VIEL & Cie S.A.	4,205	27,245
Vilmorin & Cie S.A.	2,684	283,860

France—(Continued)
Virbac S.A. (b) (e)	1,270	188,197
Vranken-Pommery Monopole S.A.	958	27,127

		38,856,847

Georgia—0.0%
BGEO Group plc	7,105	340,494

Germany—6.1%
Aareal Bank AG	26,928	1,218,678
Adler Modemaerkte AG (b)	2,828	19,822
ADLER Real Estate AG (b)	4,349	69,212
ADO Properties S.A.	203	10,299
ADVA Optical Networking SE (b)	13,833	100,191
AIXTRON SE (b)	30,799	423,890
Allgeier SE	2,942	89,016
Amadeus Fire AG	2,107	194,955
Aurubis AG	14,317	1,325,032
Axel Springer SE	9,128	711,231
Basler AG	236	55,124
Bauer AG	4,696	168,472
BayWa AG	5,731	220,160
BayWa AG	305	12,523
Bechtle AG	10,952	908,980
Bertrandt AG	1,677	204,497
Bijou Brigitte AG	1,603	95,164
Bilfinger SE	3,381	160,096
Biotest AG	4,221	110,110
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	193,778
CANCOM SE	6,787	564,042
Carl Zeiss Meditec AG	9,550	591,986
CENIT AG	3,819	97,944
CENTROTEC Sustainable AG	3,158	58,450
Cewe Stiftung & Co. KGaA	2,303	243,338
Comdirect Bank AG	13,399	183,779
CompuGroup Medical SE	8,100	530,369
Constantin Medien AG (b)	15,941	43,806
CropEnergies AG	9,235	86,135
CTS Eventim AG & Co. KGaA	15,997	744,588
Data Modul AG	138	11,577
Delticom AG	1,562	21,580
Deutsche Beteiligungs AG	2,815	158,953
Deutsche Euroshop AG	7,396	301,075
Deutsche Pfandbriefbank AG	10,699	171,095
Deutz AG	35,346	320,650
DIC Asset AG	7,859	99,037
DMG Mori AG	8,571	471,794
Dr. Hoenle AG	2,084	123,176
Draegerwerk AG & Co. KGaA	1,062	77,811
Duerr AG	8,529	1,086,390
Eckert & Ziegler AG	1,629	70,288
Elmos Semiconductor AG	5,394	148,482
ElringKlinger AG	11,206	250,606
Euromicron AG (b)	2,048	19,893
Evotec AG (b)	12,105	194,848
Fielmann AG	816	71,815
Francotyp-Postalia Holding AG	3,300	18,394

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Fraport AG Frankfurt Airport Services Worldwide	45	$4,950
Freenet AG	51,967	1,916,806
FUCHS Petrolub SE	843	40,696
Gerresheimer AG	9,821	811,820
Gerry Weber International AG	9,842	112,847
Gesco AG	4,563	167,911
GFT Technologies SE	5,932	92,802
Grammer AG	5,154	319,839
GRENKE AG	5,112	483,772
H&R GmbH & Co. KGaA (b)	4,195	73,453
Hamburger Hafen und Logistik AG	8,624	244,075
Heidelberger Druckmaschinen AG (b)	100,140	344,860
Hella GmbH & Co. KGaA	3,990	246,884
HolidayCheck Group AG (b)	1,815	6,078
Hornbach Baumarkt AG	1,543	57,094
Hugo Boss AG	13,202	1,119,859
Indus Holding AG	9,706	690,335
Isra Vision AG	1,471	374,738
Jenoptik AG	19,047	627,888
K&S AG	33,749	840,557
Kloeckner & Co. SE	34,891	428,928
Koenig & Bauer AG	4,373	328,536
Krones AG	5,091	699,290
KSB AG	82	49,162
KWS Saat SE	834	333,055
LANXESS AG	24,522	1,949,799
LEG Immobilien AG	15,885	1,813,122
Leifheit AG	1,890	63,222
Leoni AG	12,471	930,210
LPKF Laser & Electronics AG (b)	4,316	48,259
Manz AG (b)	1,272	47,882
Medigene AG (b)	3,423	52,257
MLP SE	20,985	141,583
Nemetschek SE	6,185	554,465
Nexus AG	2,764	86,295
Nordex SE (b)	23,261	247,586
Norma Group SE	10,781	719,872
OHB SE	2,315	123,916
OSRAM Licht AG	15,699	1,405,585
Paragon AG	241	22,592
Patrizia Immobilien AG (b)	19,307	446,214
Pfeiffer Vacuum Technology AG	3,184	595,049
PNE Wind AG	24,548	84,479
Progress-Werk Oberkirch AG	822	45,657
PSI Software AG	2,118	47,033
Puma SE	549	238,361
PVA TePla AG (b)	3,358	48,373
QSC AG	26,632	47,866
R Stahl AG	1,594	57,728
Rational AG	679	436,069
Rheinmetall AG	12,940	1,643,127
Rhoen Klinikum AG	15,358	549,442
RIB Software SE	8,127	241,265
SAF-Holland S.A.	23,797	510,618
Salzgitter AG	12,083	686,832
Schaltbau Holding AG (b)	2,118	68,541
SHW AG	2,013	81,430

Germany—(Continued)
Siltronic AG (b)	2,550	370,117
Sixt SE	4,968	442,913
SMA Solar Technology AG	3,992	172,334
SMT Scharf AG (b)	831	14,824
Softing AG	1,971	22,990
Software AG	19,339	1,087,631
Stabilus S.A.	3,005	270,310
Stroeer SE & Co. KGaA	8,451	620,947
Suedzucker AG	26,310	569,287
Surteco SE	1,501	48,409
Suss Microtec AG (b)	6,216	123,551
TAG Immobilien AG	39,448	748,115
Takkt AG	11,656	263,256
Technotrans AG	3,008	159,882
Tele Columbus AG (b)	1,323	14,655
TLG Immobilien AG	8,220	218,267
Tom Tailor Holding SE (b)	8,518	110,687
Traffic Systems SE	1,794	39,468
VERBIO Vereinigte BioEnergie AG	4,145	40,535
Vossloh AG (b)	4,712	264,451
VTG AG	4,846	276,851
Wacker Chemie AG	2,424	471,537
Wacker Neuson SE	10,071	363,103
Washtec AG	3,397	320,734
Wuestenrot & Wuerttembergische AG	515	14,429
XING SE	1,097	352,182
Zeal Network SE	1,934	49,676

		44,955,236

Ghana—0.2%
Tullow Oil plc (b)	457,293	1,274,220

Greenland—0.0%
Gronlandsbanken A/S	17	1,778

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (b)	77,548	52,699

Hong Kong—2.6%
Agritrade Resources, Ltd.	135,000	54,584
Alco Holdings, Ltd.	136,000	28,903
Allan International Holdings	20,000	5,401
Allied Group, Ltd.	22,000	128,122
Allied Properties HK, Ltd.	944,024	190,900
APAC Resources, Ltd.	47,217	7,626
Applied Development Holdings, Ltd. (b)	250,000	22,716
Arts Optical International Holdings, Ltd.	16,000	4,792
Asia Financial Holdings, Ltd.	254,000	154,792
Asia Standard International Group, Ltd.	296,000	71,845
Associated International Hotels, Ltd.	14,000	43,006
Auto Italia Holdings (b)	175,000	2,412
Bel Global Resources Holdings, Ltd. (a) (b) (c) (d)	520,000	0
Bonjour Holdings, Ltd. (b)	615,000	21,237
Bossini International Holdings, Ltd.	302,000	16,270
Bright Smart Securities & Commodities Group, Ltd.	96,000	29,246
Brightoil Petroleum Holdings, Ltd. (a) (b) (c) (d)	664,000	127,482

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Brockman Mining, Ltd. (b)	2,516,770	$36,490
Burwill Holdings, Ltd. (b)	1,566,000	66,827
Cafe de Coral Holdings, Ltd.	116,000	318,486
Camsing International Holding, Ltd. (b)	18,000	15,160
Cash Financial Services Group, Ltd. (b)	288,000	8,055
Century City International Holdings, Ltd.	616,000	58,334
Champion Technology Holdings, Ltd. (b)	61,654	8,976
Chen Hsong Holdings	150,000	45,557
Cheuk Nang Holdings, Ltd.	95,574	55,047
Chevalier International Holdings, Ltd.	75,139	124,731
China Energy Development Holdings, Ltd. (b)	3,670,000	46,990
China Flavors & Fragrances Co., Ltd.	71,446	16,642
China LNG Group, Ltd. (b)	184,000	30,098
China Motor Bus Co., Ltd.	1,200	15,495
China Soft Power Technology Holdings, Ltd. (b)	48,435	833
China Solar Energy Holdings, Ltd. (a) (b) (c) (d)	162,000	700
China Star Entertainment, Ltd. (b)	126,000	7,998
China Strategic Holdings, Ltd. (b)	3,402,500	36,144
China Ting Group Holdings, Ltd.	318,550	15,448
Chinese Estates Holdings, Ltd.	61,500	99,064
Chinney Investment, Ltd.	8,000	3,592
Chow Sang Sang Holdings International, Ltd.	119,000	287,169
Chuang’s China Investments, Ltd.	511,500	41,280
Chuang’s Consortium International, Ltd.	382,357	88,090
CK Life Sciences International Holdings, Inc.	1,594,000	122,447
CMBC Capital Holdings, Ltd.	750,000	50,639
CNQC International Holdings, Ltd.	82,500	32,280
CNT Group, Ltd.	246,000	11,528
Common Splendor International Health Industry Group, Ltd. (b)	342,000	30,201
Continental Holdings, Ltd. (b)	220,000	3,800
Convoy Global Holdings, Ltd. (a) (b) (c) (d)	1,314,000	28,087
CP Lotus Corp. (b)	1,750,000	26,663
Crocodile Garments (b)	216,000	23,222
Cross-Harbour Holdings, Ltd. (The)	119,000	196,957
CSI Properties, Ltd.	2,574,023	133,288
CST Group, Ltd. (a) (b) (c)	8,984,000	47,146
Dah Sing Banking Group, Ltd.	172,671	374,797
Dah Sing Financial Holdings, Ltd.	66,260	424,115
Dickson Concepts International, Ltd.	131,000	51,055
DMX Technologies Group, Ltd. (a) (b) (c) (d)	186,000	2,837
Eagle Nice International Holdings, Ltd.	120,000	52,985
EcoGreen International Group, Ltd.	118,800	22,947
Emperor Capital Group, Ltd.	540,000	39,239
Emperor Entertainment Hotel, Ltd.	235,000	51,731
Emperor International Holdings, Ltd.	529,250	177,173
Emperor Watch & Jewellery, Ltd.	1,520,000	69,066
ENM Holdings, Ltd. (b)	556,000	31,687
Esprit Holdings, Ltd. (b)	833,950	445,764
eSun Holdings, Ltd. (b)	400,000	65,548
Fairwood Holdings, Ltd.	26,500	108,478
Far East Consortium International, Ltd.	535,269	321,866
Far East Holdings International, Ltd. (b)	150,000	12,656
First Pacific Co., Ltd.	172,000	116,866
Freeman FinTech Corp., Ltd. (b)	600,000	39,915
Future Bright Holdings, Ltd.	156,000	14,375
Future World Financial Holdings, Ltd. (b)	12,575	581
G-Resources Group, Ltd. (b)	10,474,800	130,195

Hong Kong—(Continued)
GCL New Energy Holdings, Ltd. (b)	1,406,000	98,932
Get Nice Financial Group, Ltd.	64,350	17,619
Get Nice Holdings, Ltd.	2,574,000	98,772
Giordano International, Ltd.	482,000	256,154
Global Brands Group Holding, Ltd. (b)	896,000	73,270
Glorious Sun Enterprises, Ltd.	393,000	44,772
Gold Peak Industries Holdings, Ltd.	277,714	30,168
Golden Resources Development International, Ltd.	370,000	22,729
Good Resources Holdings, Ltd. (b)	420,000	19,541
Great Eagle Holdings, Ltd.	44,000	230,602
Greentech Technology International, Ltd. (b)	360,000	5,805
Haitong International Securities Group, Ltd. (e)	459,794	261,546
Hanison Construction Holdings, Ltd.	148,009	26,131
Hao Tian Development Group, Ltd. (b)	1,001,000	32,673
Harbour Centre Development, Ltd.	88,000	167,741
HKBN, Ltd.	203,500	257,338
HKR International, Ltd.	332,800	208,256
Hon Kwok Land Investment Co., Ltd.	140,000	84,215
Hong Kong Aircraft Engineering Co., Ltd.	8,800	56,372
Hong Kong Ferry Holdings Co., Ltd.	22,000	24,775
Hong Kong International Construction Investment Management Group Co., Ltd.	28,000	7,447
Hong Kong Television Network, Ltd. (b)	165,000	70,593
Hongkong & Shanghai Hotels (The)	38,000	56,704
Hongkong Chinese, Ltd.	866,000	159,623
Hopewell Holdings, Ltd.	81,500	299,528
Hsin Chong Group Holdings, Ltd. (a) (b) (c) (d)	918,000	15,428
Huarong Investment Stock Corp., Ltd. (b)	175,000	36,171
Hung Hing Printing Group, Ltd.	252,000	53,239
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	211,054
Imagi International Holdings, Ltd. (b)	90,112	7,699
IPE Group, Ltd.	285,000	68,539
IRC, Ltd. (b)	760,000	25,225
IT, Ltd.	220,000	93,758
ITC Properties Group, Ltd.	103,857	36,555
Johnson Electric Holdings, Ltd.	106,875	447,951
Kader Holdings Co., Ltd.	264,000	42,823
Kam Hing International Holdings, Ltd.	196,000	18,063
Karrie International Holdings, Ltd.	140,000	20,566
Keck Seng Investments	72,000	64,509
Kerry Logistics Network, Ltd.	107,000	151,660
Kingmaker Footwear Holdings, Ltd.	102,000	32,246
Kowloon Development Co., Ltd.	159,000	168,312
Kwan On Holdings, Ltd. (b)	50,000	7,567
Lai Sun Development Co., Ltd.	109,413	186,234
Lai Sun Garment International, Ltd.	99,760	163,008
Lam Soon Hong Kong, Ltd.	15,000	20,658
Landing International Development, Ltd. (b)	1,770,000	69,909
Landsea Green Properties Co., Ltd.	120,000	11,519
Lifestyle International Holdings, Ltd.	181,500	241,114
Lippo China Resources, Ltd.	2,106,000	66,044
Lippo, Ltd.	122,000	71,587
Liu Chong Hing Investment, Ltd.	86,000	148,596
Luk Fook Holdings International, Ltd.	135,000	578,655
Luks Group Vietnam Holdings Co., Ltd.	68,000	21,213
Lung Kee Bermuda Holdings	116,000	54,486
Magnificent Hotel Investment, Ltd.	1,310,000	38,469

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Man Sang International, Ltd. (b)	150,000	$8,335
Man Wah Holdings, Ltd.	382,400	362,113
Mandarin Oriental International, Ltd.	7,700	15,552
Mason Financial Holdings, Ltd. (b)	5,445,000	89,863
Matrix Holdings, Ltd. (d)	36,000	13,593
Midland Holdings, Ltd. (b)	246,000	71,153
Midland IC&I, Ltd. (b)	151,000	7,824
Ming Fai International Holdings, Ltd.	145,000	23,015
Miramar Hotel & Investment	12,000	24,038
National Electronic Holdings, Ltd.	182,600	27,349
New Century Group Hong Kong, Ltd. (b)	912,000	14,487
New Provenance Everlasting Holdings, Ltd. (b)	210,000	4,194
New Times Energy Corp., Ltd. (b)	459,450	12,108
Newocean Energy Holdings, Ltd. (b)	398,000	104,149
Next Digital, Ltd. (b)	414,000	19,585
Nine Express, Ltd. (b)	216,000	7,187
Noble Group, Ltd. (b)	226,440	33,878
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	375,882	39,931
Orient Overseas International, Ltd.	45,000	434,267
Oriental Watch Holdings	215,600	49,102
Pacific Andes International Holdings, Ltd. (a) (b) (c) (d)	1,819,984	6,383
Pacific Basin Shipping, Ltd. (b)	976,000	211,095
Pacific Textiles Holdings, Ltd.	187,000	197,435
Paliburg Holdings, Ltd.	236,000	101,737
Paradise Entertainment, Ltd. (b)	168,000	12,449
Pearl Oriental Oil, Ltd. (b)	404,000	12,771
Perfect Shape Beauty Technology, Ltd.	108,000	17,307
Pico Far East Holdings, Ltd.	350,000	138,873
Playmates Holdings, Ltd.	460,000	60,645
Playmates Toys, Ltd.	236,000	34,723
Polytec Asset Holdings, Ltd.	565,000	44,912
Public Financial Holdings, Ltd.	166,000	73,236
PYI Corp., Ltd. (b)	2,140,366	50,144
Realord Group Holdings, Ltd. (b)	20,000	14,208
Regal Hotels International Holdings, Ltd.	126,000	99,179
Sa Sa International Holdings, Ltd.	258,533	99,512
SAS Dragon Holdings, Ltd.	140,000	46,595
SEA Holdings, Ltd.	103,896	158,895
Shun Ho Property Investments, Ltd.	21,615	8,208
Shun Tak Holdings, Ltd.	659,500	257,028
Silver Base Group Holdings, Ltd. (b)	474,000	49,793
Sincere Watch Hong Kong, Ltd. (b)	250,000	3,776
Sing Tao News Corp., Ltd.	276,000	36,754
Singamas Container Holdings, Ltd.	724,000	147,250
SIS International Holdings	16,000	10,240
Sitoy Group Holdings, Ltd.	111,000	22,433
SmarTone Telecommunications Holdings, Ltd.	142,388	171,560
SOCAM Development, Ltd. (b)	179,876	43,228
Solomon Systech International, Ltd. (b)	920,000	47,132
Soundwill Holdings, Ltd.	41,500	86,686
South China Holdings Co., Ltd. (b)	1,240,000	49,272
Stella International Holdings, Ltd.	161,500	243,165
Stelux Holdings International, Ltd. (b)	260,500	18,338
Styland Holdings, Ltd.	460,000	7,408
Success Universe Group, Ltd. (b)	240,000	6,407
Sun Hing Vision Group Holdings, Ltd.	42,000	17,509
Sun Hung Kai & Co., Ltd.	270,440	172,597

Hong Kong—(Continued)
Sunwah Kingsway Capital Holdings, Ltd.	310,000	4,127
TAI Cheung Holdings, Ltd.	206,000	237,826
Talent Property Group, Ltd. (b)	420,000	5,062
Tan Chong International, Ltd.	63,000	20,965
Tao Heung Holdings, Ltd.	204,000	36,291
Television Broadcasts, Ltd.	123,500	445,175
Texwinca Holdings, Ltd.	300,000	165,108
Tom Group, Ltd. (b)	118,000	31,991
Town Health International Medical Group, Ltd. (a) (c) (d)	230,000	20,313
Tradelink Electronic Commerce, Ltd.	256,000	43,882
Transport International Holdings, Ltd.	112,800	363,134
Trinity, Ltd. (b)	466,000	45,365
TSC Group Holdings, Ltd. (b)	216,000	23,516
Tsui Wah Holdings, Ltd.	40,000	5,834
United Laboratories International Holdings, Ltd. (The) (b)	241,000	195,871
Universal Technologies Holdings, Ltd. (b)	120,000	6,280
Up Energy Development Group, Ltd. (a) (b) (c) (d)	92,000	285
Upbest Group, Ltd.	16,000	2,133
Value Convergence Holdings, Ltd. (b)	104,000	16,781
Value Partners Group, Ltd.	58,000	61,378
Valuetronics Holdings, Ltd.	53,790	36,594
Vedan International Holdings, Ltd.	296,000	30,312
Victory City International Holdings, Ltd. (b)	839,449	20,946
Vitasoy International Holdings, Ltd.	264,000	675,781
VS International Group, Ltd. (b)	200,000	7,710
VSTECS Holdings, Ltd.	399,200	246,244
VTech Holdings, Ltd.	30,800	403,636
Wai Kee Holdings, Ltd.	54,000	25,451
Win Hanverky Holdings, Ltd.	332,000	42,915
Winfull Group Holdings, Ltd. (b)	528,000	10,610
Wing On Co. International, Ltd.	46,000	162,539
Wing Tai Properties, Ltd.	280,000	194,186
Wonderful Sky Financial Group Holdings, Ltd.	44,000	6,843
Yat Sing Holdings, Ltd. (b)	160,000	75,802
Yeebo International Holdings, Ltd.	158,000	76,956
YGM Trading, Ltd.	46,000	43,569
Yugang International, Ltd.	1,466,000	37,669

		19,350,523

India—0.0%
Vedanta Resources plc	13,376	143,897

Ireland—0.7%
C&C Group plc	108,092	371,083
FBD Holdings plc (b)	10,350	125,494
Glanbia plc	37,294	668,044
Greencore Group plc	314,156	974,170
Hostelworld Group plc	2,650	13,726
IFG Group plc	44,002	105,643
Independent News & Media plc (b)	35,056	3,865
Irish Continental Group plc	22,664	156,937
Kingspan Group plc	35,564	1,555,079
Smurfit Kappa Group plc	13,745	464,685
Tarsus Group plc	6,119	26,977
UDG Healthcare plc	78,508	893,400

		5,359,103

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Isle of Man—0.1%
GVC Holdings plc	61,038	$762,163
Hansard Global plc	2,566	3,113

		765,276

Israel—1.0%
ADO Group, Ltd. (b)	3,904	75,635
Afcon Holdings, Ltd.	240	10,657
Africa Israel Properties, Ltd. (b)	4,653	114,915
Africa Israel Residences, Ltd.	880	18,664
Airport City, Ltd. (b)	30,492	381,943
Allot Communications, Ltd. (b)	10,216	54,267
Alrov Properties and Lodgings, Ltd.	3,807	120,875
Amot Investments, Ltd.	25,066	150,100
Ashtrom Properties, Ltd.	6,725	34,879
AudioCodes, Ltd. (b)	5,709	41,107
Avgol Industries 1953, Ltd.	9,099	11,350
Azorim-Investment Development & Construction Co., Ltd. (b)	23,712	26,882
Bayside Land Corp.	205	102,239
Big Shopping Centers, Ltd.	1,031	71,516
BioLine RX, Ltd. (b)	2,565	2,804
Blue Square Real Estate, Ltd.	767	32,056
Camtek, Ltd.	2,064	12,071
Cellcom Israel, Ltd. (b)	13,058	134,640
Ceragon Networks, Ltd. (b)	14,799	29,302
Clal Biotechnology Industries, Ltd. (b)	17,579	17,005
Clal Insurance Enterprises Holdings, Ltd. (b)	7,114	127,983
Cohen Development & Industrial Buildings, Ltd.	305	6,574
Compugen, Ltd. (b)	14,846	38,492
Danel Adir Yeoshua, Ltd.	238	13,377
Delek Automotive Systems, Ltd.	10,535	78,694
Delta-Galil Industries, Ltd.	4,030	139,985
Direct Insurance Financial Investments, Ltd.	5,783	68,516
El Al Israel Airlines	77,291	32,094
Electra Consumer Products 1970, Ltd.	1,236	22,258
Electra, Ltd.	652	157,158
Elron Electronic Industries, Ltd. (b)	7,585	38,762
Energix-Renewable Energies, Ltd. (b)	36,656	36,060
Enlight Renewable Energy, Ltd. (b)	30,856	15,515
Equital, Ltd. (b)	550	15,113
Evogene, Ltd. (b)	5,090	16,972
First International Bank of Israel, Ltd.	8,900	184,497
FMS Enterprises Migun, Ltd.	910	33,318
Formula Systems 1985, Ltd.	2,591	107,871
Fox Wizel, Ltd.	2,272	48,328
Gilat Satellite Networks, Ltd. (b)	7,707	60,227
Hadera Paper, Ltd. (b)	1,104	77,366
Hamlet Israel-Canada, Ltd.	203	4,512
Harel Insurance Investments & Financial Services, Ltd.	43,597	319,153
Hilan, Ltd.	2,216	49,655
IDI Insurance Co., Ltd.	630	42,069
Industrial Buildings Corp., Ltd. (b)	39,465	61,878
Inrom Construction Industries, Ltd.	3,966	18,745
Israel Discount Bank, Ltd. - Class A (b)	124,794	362,492
Israel Land Development Co., Ltd. (The)	3,950	37,540
Jerusalem Oil Exploration (b)	4,199	256,470
Kamada, Ltd. (b)	11,729	55,031

Israel—(Continued)
Kerur Holdings, Ltd.	931	28,903
Klil Industries, Ltd.	175	15,988
Maabarot Products, Ltd.	3,435	43,427
Magic Software Enterprises, Ltd.	9,462	80,121
Matrix IT, Ltd.	14,215	178,699
Maytronics, Ltd.	8,215	40,671
Mazor Robotics, Ltd. (b)	11,491	301,658
Meitav Dash Investments, Ltd.	5,193	18,365
Melisron, Ltd.	4,351	206,144
Menora Mivtachim Holdings, Ltd.	11,310	142,940
Migdal Insurance & Financial Holding, Ltd.	55,471	62,144
Mivtach Shamir Holdings, Ltd.	1,401	29,788
Naphtha Israel Petroleum Corp., Ltd.	14,775	104,879
Neto ME Holdings, Ltd.	788	75,610
Nova Measuring Instruments, Ltd. (b)	9,293	241,904
Oil Refineries, Ltd.	418,554	200,276
Partner Communications Co., Ltd. (b)	21,648	135,095
Paz Oil Co., Ltd.	1,481	256,130
Perion Network, Ltd. (b)	3,246	3,345
Phoenix Holdings, Ltd. (The) (b)	20,176	110,521
Plasson Industries, Ltd.	1,729	86,639
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	95,608
Scope Metals Group, Ltd.	646	18,910
Shapir Engineering & Industry, Ltd.	13,184	52,874
Shikun & Binui, Ltd.	73,332	163,144
Shufersal, Ltd.	23,137	153,450
Space Communication, Ltd. (b)	2,951	16,602
Strauss Group, Ltd.	6,965	149,286
Summit Real Estate Holdings, Ltd.	2,798	22,877
Tadiran Holdings, Ltd.	568	17,539
Tower Semiconductor, Ltd. (b)	10,109	345,611
Union Bank of Israel (b)	7,545	41,992

		7,410,752

Italy—4.2%
A2A S.p.A.	481,411	889,982
ACEA S.p.A.	23,394	431,674
Aeffe S.p.A. (b)	11,359	30,630
Amplifon S.p.A.	34,305	527,813
Anima Holding S.p.A.	42,321	302,263
Ansaldo STS S.p.A. (b)	38,199	549,810
Arnoldo Mondadori Editore S.p.A. (b)	63,913	159,438
Ascopiave S.p.A.	28,294	120,367
Astaldi S.p.A. (e)	20,559	52,250
Autogrill S.p.A.	44,414	612,131
Azimut Holding S.p.A.	40,582	776,289
Banca Carige S.p.A. (b)	156,432	1,516
Banca Finnat Euramerica S.p.A.	50,851	24,366
Banca Generali S.p.A.	19,591	650,860
Banca IFIS S.p.A.	7,714	377,278
Banca Mediolanum S.p.A.	40,979	354,216
Banca Popolare dell’Emilia Romagna SC (e)	202,667	1,020,077
Banca Popolare di Sondrio Scarl	173,614	633,988
Banca Profilo S.p.A. (e)	117,883	33,529
Banco BPM S.p.A. (b) (e)	390,373	1,222,772
Banco di Desio e della Brianza S.p.A.	20,306	55,997

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
BasicNet S.p.A.	13,493	$59,602
Biesse S.p.A.	6,021	305,521
Brembo S.p.A.	45,165	686,591
Brunello Cucinelli S.p.A.	8,151	264,120
Buzzi Unicem S.p.A.	27,815	750,667
Cairo Communication S.p.A.	24,474	108,938
Caltagirone Editore S.p.A. (b)	6,273	9,657
Cementir Holding S.p.A.	21,979	198,998
Cerved Information Solutions S.p.A.	44,102	560,080
CIR-Compagnie Industriali Riunite S.p.A.	157,057	219,365
Credito Emiliano S.p.A.	35,381	300,356
Credito Valtellinese S.p.A. (b) (e)	46,326	67,494
d’Amico International Shipping S.A. (b)	60,320	18,680
Danieli & C Officine Meccaniche S.p.A.	4,846	115,173
Datalogic S.p.A.	8,028	296,226
De’Longhi S.p.A.	16,896	512,663
DeA Capital S.p.A.	18,071	29,245
DiaSorin S.p.A.	6,863	608,990
Ei Towers S.p.A.	7,035	451,251
El.En. S.p.A.	3,399	106,015
Enav S.p.A.	12,597	68,141
ERG S.p.A.	21,603	399,126
Esprinet S.p.A. (e)	14,507	71,637
Eurotech S.p.A. (b)	13,076	21,222
Falck Renewables S.p.A.	34,815	90,563
Fila S.p.A.	951	22,453
Fincantieri S.p.A. (b)	93,136	139,839
FinecoBank Banca Fineco S.p.A.	77,176	788,829
FNM S.p.A.	55,327	44,737
Geox S.p.A.	34,378	119,266
Gruppo Editoriale L’Espresso S.p.A. (b)	52,528	44,239
Gruppo MutuiOnline S.p.A.	5,404	85,985
Hera S.p.A.	231,619	807,906
IMMSI S.p.A. (b)	100,436	84,947
Industria Macchine Automatiche S.p.A.	5,461	443,945
Infrastrutture Wireless Italiane S.p.A.	27,392	203,696
Intek Group S.p.A. (b)	80,757	26,159
Interpump Group S.p.A.	25,659	806,588
Iren S.p.A.	231,134	693,263
Italgas S.p.A.	95,428	582,230
Italmobiliare S.p.A.	3,185	91,132
Juventus Football Club S.p.A. (b) (e)	147,435	135,222
La Doria S.p.A.	3,877	76,086
Maire Tecnimont S.p.A.	35,567	183,736
MARR S.p.A.	13,428	346,418
Mediaset S.p.A. (b) (e)	192,042	743,679
Moncler S.p.A.	28,025	875,573
Nice S.p.A.	9,890	41,291
OVS S.p.A.	23,352	155,464
Parmalat S.p.A.	10,144	37,730
Piaggio & C S.p.A.	71,430	196,885
Prelios S.p.A. (b)	54,976	7,632
Prima Industrie S.p.A.	1,853	74,957
Prysmian S.p.A.	24,305	792,794
RAI Way S.p.A.	2,936	17,924
Reno de Medici S.p.A.	29,538	17,910
Reply S.p.A.	6,572	364,080

Italy—(Continued)
Retelit S.p.A. (b)	36,769	73,391
Sabaf S.p.A.	3,059	73,018
SAES Getters S.p.A.	1,416	40,472
Safilo Group S.p.A. (b)	10,142	57,955
Saipem S.p.A. (b)	93,514	426,905
Salini Impregilo S.p.A.	70,140	270,670
Salvatore Ferragamo S.p.A.	16,352	433,559
Saras S.p.A.	134,526	323,003
Sesa S.p.A.	746	22,909
Snaitech S.p.A. (b)	21,135	33,676
Societa Cattolica di Assicurazioni SC	61,974	672,725
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	483,305
Sogefi S.p.A. (b)	24,822	119,191
SOL S.p.A.	11,001	140,305
Tamburi Investment Partners S.p.A.	21,243	141,551
Technogym S.p.A.	2,036	19,705
Tiscali S.p.A. (b)	802,477	34,333
Tod’s S.p.A. (e)	3,954	288,942
Trevi Finanziaria Industriale S.p.A. (b) (e)	31,414	11,843
TXT e-solutions S.p.A.	1,815	20,977
Uni Land S.p.A. (a) (b) (c) (d)	4,937	0
Unione di Banche Italiane S.p.A.	241,211	1,052,062
Unipol Gruppo Finanziario S.p.A.	126,457	592,270
UnipolSai Assicurazioni S.p.A. (e)	102,567	239,182
Vittoria Assicurazioni S.p.A.	11,087	158,566
Yoox Net-A-Porter Group S.p.A. (b)	21,096	736,326
Zignago Vetro S.p.A.	11,476	111,999

		30,779,002

Japan—25.2%
77 Bank, Ltd. (The)	5,700	143,237
A&A Material Corp.	1,200	14,927
A&D Co., Ltd.	3,000	23,895
A/S One Corp.	4,100	256,262
Achilles Corp.	6,500	137,580
Adastria Co., Ltd.	9,240	186,918
ADEKA Corp.	34,600	608,771
Advan Co., Ltd.	6,700	64,758
Advanex, Inc.	900	29,050
Aeon Delight Co., Ltd.	3,900	145,755
Aeon Fantasy Co., Ltd.	2,400	106,190
Aeon Hokkaido Corp.	2,600	18,055
AGORA Hospitality Group Co., Ltd. (b)	27,000	8,160
Agro-Kanesho Co., Ltd.	3,500	72,340
Ahresty Corp.	9,200	73,911
Ai Holdings Corp.	12,200	295,019
Aica Kogyo Co., Ltd.	14,400	534,984
Aichi Bank, Ltd. (The)	2,600	123,338
Aichi Corp.	10,800	79,965
Aichi Steel Corp.	4,300	172,300
Aichi Tokei Denki Co., Ltd.	1,900	75,302
Aida Engineering, Ltd.	20,700	253,590
Ain Holdings, Inc.	1,500	89,578
Aiphone Co., Ltd.	4,600	79,893
Airport Facilities Co., Ltd.	7,500	43,796
Aisan Industry Co., Ltd.	10,400	121,843
Aizawa Securities Co., Ltd.	13,800	95,317

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Akebono Brake Industry Co., Ltd. (b)	32,600	$89,004
Akita Bank, Ltd. (The)	6,200	170,947
Alconix Corp.	6,400	133,879
Alinco, Inc.	5,800	64,200
Alpen Co., Ltd.	7,000	150,923
Alpha Corp.	2,200	45,871
Alpha Systems, Inc.	3,140	68,305
Alpine Electronics, Inc.	16,600	343,857
Alps Logistics Co., Ltd.	6,000	49,634
Altech Corp.	5,200	102,235
Amano Corp.	21,000	549,329
Amiyaki Tei Co., Ltd.	1,100	51,841
Amuse, Inc.	3,600	101,920
Anabuki Kosan, Inc.	400	10,786
Anest Iwata Corp.	10,400	116,370
Anicom Holdings, Inc.	2,100	67,688
Anritsu Corp.	48,800	549,403
AOI Electronics Co., Ltd.	1,100	56,575
AOI TYO Holdings, Inc.	6,428	75,148
AOKI Holdings, Inc.	15,900	233,380
Aomori Bank, Ltd. (The) (e)	6,900	219,280
Aoyama Trading Co., Ltd.	17,900	669,067
Arakawa Chemical Industries, Ltd.	6,600	135,382
Arata Corp.	4,200	228,133
Araya Industrial Co., Ltd.	2,600	50,650
Arcland Sakamoto Co., Ltd.	10,600	171,190
Arcland Service Holdings Co., Ltd.	900	21,309
Arcs Co., Ltd.	13,364	310,942
Ardepro Co., Ltd.	15,000	11,718
Argo Graphics, Inc.	2,800	85,226
Ariake Japan Co., Ltd.	2,000	170,622
Arisawa Manufacturing Co., Ltd.	14,300	156,116
Arrk Corp. (b)	22,600	23,653
Artnature, Inc.	5,000	34,685
Asahi Broadcasting Corp.	2,400	19,325
Asahi Co., Ltd.	4,500	52,379
Asahi Diamond Industrial Co., Ltd.	21,200	242,256
Asahi Holdings, Inc.	9,000	169,308
Asahi Kogyosha Co., Ltd.	1,700	53,336
Asahi Net, Inc.	5,000	24,100
Asahi Printing Co., Ltd.	400	4,881
ASAHI YUKIZAI Corp.	5,000	92,950
Asahipen Corp.	4,000	6,851
Asanuma Corp.	24,000	86,934
Asax Co., Ltd.	1,800	30,449
Ashimori Industry Co., Ltd.	1,600	42,036
ASKA Pharmaceutical Co., Ltd.	7,500	132,751
ASKUL Corp.	2,700	76,489
Asunaro Aoki Construction Co., Ltd.	5,800	52,081
Ateam, Inc.	600	14,408
Atom Corp.	11,100	92,190
Atsugi Co., Ltd.	6,100	70,181
Autobacs Seven Co., Ltd.	22,700	435,316
Avex, Inc.	12,000	170,992
Awa Bank, Ltd. (The)	73,000	464,953
Axell Corp.	3,800	27,707
Axial Retailing, Inc.	5,100	191,399

Japan—(Continued)
Bando Chemical Industries, Ltd.	15,400	180,531
Bank of Iwate, Ltd. (The)	6,000	238,719
Bank of Kochi, Ltd. (The)	1,600	18,534
Bank of Nagoya, Ltd. (The)	5,400	210,464
Bank of Okinawa, Ltd. (The)	9,160	372,743
Bank of Saga, Ltd. (The)	6,100	139,386
Bank of the Ryukyus, Ltd.	15,800	237,305
Belc Co., Ltd.	2,800	168,087
Belluna Co., Ltd.	13,800	169,711
Benefit One, Inc.	10,800	225,638
Bic Camera, Inc.	20,600	296,819
Biofermin Pharmaceutical Co., Ltd.	500	13,139
BML, Inc.	7,600	189,210
Bookoff Corp.	4,700	34,331
BP Castrol KK	2,600	47,676
Broadleaf Co., Ltd.	10,200	94,617
BRONCO BILLY Co., Ltd.	2,400	71,445
Bull-Dog Sauce Co., Ltd.	600	12,061
Bunka Shutter Co., Ltd.	19,000	182,534
C Uyemura & Co., Ltd.	2,800	213,549
C.I. Takiron Corp.	18,000	128,353
CAC Holdings Corp.	6,200	58,353
Can Do Co., Ltd.	3,500	56,149
Canare Electric Co., Ltd.	800	17,772
Canon Electronics, Inc.	7,400	161,810
Capcom Co., Ltd.	13,100	413,160
Carlit Holdings Co., Ltd.	7,300	79,536
Cawachi, Ltd.	5,700	140,621
Central Glass Co., Ltd.	15,000	318,031
Central Security Patrols Co., Ltd.	3,300	76,739
Central Sports Co., Ltd.	1,600	62,280
Chiba Kogyo Bank, Ltd. (The)	16,000	79,562
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	40,819
CHIMNEY Co., Ltd.	1,400	35,459
Chino Corp.	2,700	40,852
Chiyoda Co., Ltd.	5,800	155,906
Chiyoda Corp. (e)	6,000	44,154
Chiyoda Integre Co., Ltd.	4,600	111,730
Chofu Seisakusho Co., Ltd.	5,700	131,493
Chori Co., Ltd.	5,000	92,645
Chubu Shiryo Co., Ltd.	7,900	175,594
Chudenko Corp.	8,600	250,500
Chuetsu Pulp & Paper Co., Ltd.	3,500	63,193
Chugai Mining Co., Ltd. (b)	68,200	15,678
Chugai Ro Co., Ltd.	2,900	63,668
Chugoku Marine Paints, Ltd.	22,000	183,435
Chukyo Bank, Ltd. (The)	3,900	80,652
Chuo Gyorui Co., Ltd.	200	4,864
Chuo Spring Co., Ltd.	1,400	46,147
Ci:z Holdings Co., Ltd.	7,500	381,889
Citizen Watch Co., Ltd.	28,700	209,436
CKD Corp.	18,900	424,783
Clarion Co., Ltd.	34,000	126,329
Cleanup Corp.	7,300	57,426
CMIC Holdings Co., Ltd.	3,900	69,837
CMK Corp.	18,200	164,575
Cocokara fine, Inc.	5,700	367,034

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
COLOPL, Inc. (e)	8,100	$87,888
Colowide Co., Ltd.	17,000	343,518
Computer Engineering & Consulting, Ltd.	5,200	157,269
Computer Institute of Japan, Ltd.	2,000	13,299
CONEXIO Corp.	6,200	128,765
COOKPAD, Inc. (e)	10,600	57,035
Corona Corp.	5,600	70,714
Cosel Co., Ltd.	9,900	162,624
Cosmo Energy Holdings Co., Ltd.	21,800	821,409
Cosmos Initia Co., Ltd.	3,500	18,875
Create Medic Co., Ltd.	1,800	20,851
Create Restaurants Holdings, Inc.	4,700	55,313
Create SD Holdings Co., Ltd.	8,300	222,892
Cresco, Ltd.	2,000	82,828
CROOZ, Inc.	1,400	30,820
CTI Engineering Co., Ltd.	4,800	48,901
D.A. Consortium Holdings, Inc.	7,600	150,138
Dai Nippon Toryo Co., Ltd.	9,400	149,908
Dai-Dan Co., Ltd.	6,000	160,545
Dai-ichi Seiko Co., Ltd.	3,100	82,851
Daibiru Corp.	19,800	248,843
Daido Kogyo Co., Ltd.	2,000	31,515
Daido Metal Co., Ltd.	11,200	110,848
Daidoh, Ltd.	10,800	42,944
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	64,658
Daihen Corp.	36,000	341,354
Daiho Corp.	25,000	124,398
Daiichi Jitsugyo Co., Ltd.	2,800	84,339
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	64,026
Daiken Corp.	4,800	125,399
Daiken Medical Co., Ltd.	4,400	30,201
Daiki Aluminium Industry Co., Ltd.	9,000	70,096
Daikoku Denki Co., Ltd.	2,700	42,179
Daikokutenbussan Co., Ltd.	1,900	84,272
Daikyo, Inc.	11,500	222,954
Daikyonishikawa Corp.	4,100	66,390
Dainichi Co., Ltd.	4,100	30,531
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	249,012
Daio Paper Corp. (e)	25,300	333,934
Daisan Bank, Ltd. (The)	5,100	81,688
Daiseki Co., Ltd.	10,700	297,805
Daiseki Eco. Solution Co., Ltd.	2,400	30,299
Daishi Bank, Ltd. (The)	11,100	504,832
Daishinku Corp.	2,600	39,246
Daisue Construction Co., Ltd.	2,300	23,479
Daisyo Corp.	3,100	48,366
Daito Bank, Ltd. (The)	5,200	75,856
Daito Pharmaceutical Co., Ltd.	3,960	112,020
Daitron Co., Ltd.	800	16,581
Daiwa Industries, Ltd.	11,000	126,098
Daiwabo Holdings Co., Ltd.	6,100	251,007
DCM Holdings Co., Ltd.	37,900	353,248
Denki Kogyo Co., Ltd.	4,200	118,748
Denyo Co., Ltd.	4,800	85,512
Descente, Ltd.	13,700	235,926
Dexerials Corp.	2,500	32,188
Digital Arts, Inc.	500	19,966

Japan—(Continued)
Dip Corp.	4,800	124,094
DKK-Toa Corp.	2,200	21,673
DKS Co., Ltd.	18,000	147,240
DMG Mori Co., Ltd.	15,100	311,771
DMW Corp.	700	13,205
Doshisha Co., Ltd.	8,200	174,305
Doutor Nichires Holdings Co., Ltd.	11,500	283,851
DSB Co., Ltd.	5,300	35,012
DTS Corp.	6,600	213,890
Dunlop Sports Co., Ltd. (b)	4,900	71,462
Duskin Co., Ltd.	13,700	361,180
DyDo Group Holdings, Inc.	2,700	142,495
Dynic Corp.	3,200	32,072
Eagle Industry Co., Ltd.	7,800	145,411
Earth Chemical Co., Ltd.	2,700	135,795
Ebara Jitsugyo Co., Ltd.	2,500	45,503
EDION Corp. (e)	28,900	337,478
eGuarantee, Inc.	1,200	37,713
Ehime Bank, Ltd. (The)	11,400	136,179
Eidai Co., Ltd.	10,000	50,745
Eighteenth Bank, Ltd. (The)	70,000	180,046
Eiken Chemical Co., Ltd.	4,600	219,941
Eizo Corp.	6,300	296,227
Elecom Co., Ltd.	5,100	117,623
Elematec Corp.	4,000	91,520
EM Systems Co., Ltd.	1,800	40,954
en-japan, Inc.	6,800	320,032
Endo Lighting Corp.	2,600	28,484
Enplas Corp.	3,400	140,957
Enshu, Ltd. (b)	23,000	30,369
EPS Holdings, Inc.	7,900	178,401
eRex Co., Ltd.	4,300	40,482
ESPEC Corp.	7,100	178,804
Excel Co., Ltd.	2,500	62,804
Exedy Corp.	11,600	358,906
F-Tech, Inc.	3,600	53,633
F@N Communications, Inc.	9,600	76,444
Faith, Inc.	2,680	31,306
FALCO HOLDINGS Co., Ltd.	3,100	49,320
FCC Co., Ltd.	12,600	329,128
FDK Corp. (b) (e)	25,000	47,525
Feed One Co., Ltd.	41,380	97,352
Ferrotec Holdings Corp.	10,400	211,149
FIDEA Holdings Co., Ltd.	62,510	113,996
Fields Corp.	6,000	64,203
Financial Products Group Co., Ltd.	20,000	242,632
FINDEX, Inc.	3,900	27,281
First Juken Co., Ltd.	3,400	52,938
Foster Electric Co., Ltd.	8,800	218,023
FP Corp.	1,100	59,069
France Bed Holdings Co., Ltd.	9,300	88,024
Freund Corp.	2,400	29,720
FTGroup Co., Ltd.	1,500	12,915
Fudo Tetra Corp.	60,300	97,857
Fuji Co., Ltd.	6,700	144,324
Fuji Corp., Ltd.	8,600	66,820
Fuji Kyuko Co., Ltd.	6,500	187,986

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Fuji Oil Co., Ltd.	21,100	$117,010
Fuji Oil Holdings, Inc.	17,100	499,112
Fuji Pharma Co., Ltd.	2,800	107,829
Fuji Seal International, Inc.	13,300	432,864
Fuji Soft, Inc.	7,300	233,878
Fujibo Holdings, Inc.	3,700	122,014
Fujicco Co., Ltd.	7,100	158,168
Fujikura Kasei Co., Ltd.	9,500	62,636
Fujikura Rubber, Ltd.	5,800	49,285
Fujikura, Ltd.	69,700	615,131
Fujimi, Inc.	7,000	146,847
Fujimori Kogyo Co., Ltd.	4,800	170,646
Fujisash Co., Ltd.	24,500	21,275
Fujishoji Co., Ltd.	1,300	13,922
Fujita Kanko, Inc.	800	25,076
Fujitec Co., Ltd.	19,500	281,367
Fujitsu Frontech, Ltd.	4,500	79,735
Fujitsu General, Ltd.	2,000	43,799
Fujiya Co., Ltd.	500	11,620
FuKoKu Co., Ltd.	5,100	49,504
Fukuda Corp.	1,600	96,300
Fukui Bank, Ltd. (The)	9,200	220,819
Fukui Computer Holdings, Inc.	600	17,168
Fukushima Bank, Ltd. (The)	11,200	92,404
Fukushima Industries Corp.	4,200	185,146
Fukuyama Transporting Co., Ltd.	10,600	401,759
FULLCAST Holdings Co., Ltd.	4,300	88,090
Fumakilla, Ltd.	2,500	50,659
Funai Electric Co., Ltd. (e)	7,900	61,067
Funai Soken Holdings, Inc.	10,770	240,278
Furukawa Battery Co., Ltd. (The)	5,000	50,967
Furukawa Co., Ltd.	10,500	215,139
Furuno Electric Co., Ltd.	10,500	78,029
Furusato Industries, Ltd.	3,700	63,427
Furuya Metal Co., Ltd.	1,300	50,741
Fuso Chemical Co., Ltd.	4,000	108,548
Fuso Pharmaceutical Industries, Ltd.	2,600	66,718
Futaba Corp.	10,200	213,464
Futaba Industrial Co., Ltd.	19,600	182,195
Future Corp.	8,400	90,412
Fuyo General Lease Co., Ltd.	7,400	490,070
G-Tekt Corp.	7,700	158,372
Gakken Holdings Co., Ltd.	1,600	69,562
GCA Corp.	4,900	49,065
Gecoss Corp.	4,600	56,905
Genki Sushi Co., Ltd.	1,600	53,539
Genky DrugStores Co., Ltd. (b)	2,400	87,437
Geo Holdings Corp.	12,300	237,597
GLOBERIDE, Inc.	3,500	68,336
Glory, Ltd.	4,700	177,275
GMO Click Holdings, Inc.	1,800	11,435
GMO internet, Inc. (e)	20,400	345,419
GMO Payment Gateway, Inc.	600	49,489
Godo Steel, Ltd.	4,100	86,116
Goldcrest Co., Ltd.	7,230	145,716
Grandy House Corp.	3,600	17,993
Gree, Inc.	26,400	165,366

Japan—(Continued)
GS Yuasa Corp.	32,000	159,389
GSI Creos Corp.	2,800	39,477
Gun-Ei Chemical Industry Co., Ltd.	1,800	62,089
Gunosy, Inc. (b)	600	18,300
Gunze, Ltd.	6,900	395,065
Gurunavi, Inc.	8,500	100,812
H-One Co., Ltd.	6,000	93,769
Hagihara Industries, Inc.	4,000	70,554
Hakudo Co., Ltd.	500	10,796
Hakuto Co., Ltd.	5,900	101,567
Hakuyosha Co., Ltd.	800	31,116
Hamakyorex Co., Ltd.	5,600	159,947
Hanwa Co., Ltd.	12,800	590,889
Happinet Corp.	5,000	97,183
Hard Off Corp. Co., Ltd.	3,700	40,605
Harima Chemicals Group, Inc.	7,100	57,588
Haruyama Holdings, Inc.	5,400	50,569
Hazama Ando Corp.	54,490	426,638
Heiwa Corp.	200	3,754
Heiwa Real Estate Co., Ltd.	14,400	258,698
Heiwado Co., Ltd.	11,200	232,470
HI-LEX Corp.	7,700	191,950
Hibiya Engineering, Ltd.	7,800	166,458
Hiday Hidaka Corp.	4,846	148,303
Himaraya Co., Ltd.	2,600	30,383
Hioki EE Corp.	2,300	58,539
Hiramatsu, Inc.	8,300	41,937
Hirano Tecseed Co., Ltd.	500	11,853
Hirata Corp.	700	72,412
HIS Co., Ltd.	1,400	50,699
Hisaka Works, Ltd.	9,600	101,845
Hitachi Kokusai Electric, Inc.	14,600	402,490
Hitachi Maxell, Ltd.	2,500	53,418
Hitachi Zosen Corp.	61,600	324,280
Hochiki Corp.	6,300	135,428
Hodogaya Chemical Co., Ltd.	1,800	94,944
Hogy Medical Co., Ltd.	4,400	333,076
Hokkaido Electric Power Co., Inc. (b)	35,000	230,619
Hokkaido Gas Co., Ltd.	27,000	71,938
Hokkan Holdings, Ltd.	25,000	100,917
Hokko Chemical Industry Co., Ltd.	8,000	52,719
Hokkoku Bank, Ltd. (The)	10,100	401,283
Hokuetsu Bank, Ltd. (The)	8,000	184,504
Hokuetsu Industries Co., Ltd.	7,000	79,321
Hokuetsu Kishu Paper Co., Ltd.	47,900	286,180
Hokuriku Electric Industry Co., Ltd.	2,800	43,191
Hokuriku Electric Power Co. (e)	27,000	217,511
Hokuriku Electrical Construction Co., Ltd.	3,000	30,601
Hokuriku Gas Co., Ltd.	1,000	26,624
Hokuto Corp.	7,100	129,196
Honeys Holdings Co., Ltd.	6,930	72,648
Hoosiers Holdings Co., Ltd.	8,000	93,269
Hosiden Corp.	20,000	293,747
Hosokawa Micron Corp.	2,200	157,999
Howa Machinery, Ltd.	5,700	90,449
Hurxley Corp.	800	8,460
Hyakugo Bank, Ltd. (The)	88,000	418,982

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hyakujushi Bank, Ltd. (The)	98,000	$324,230
I-Net Corp.	3,520	55,020
Ibiden Co., Ltd.	5,700	85,377
IBJ Leasing Co., Ltd.	7,200	183,537
Ichibanya Co., Ltd.	1,700	68,703
Ichigo, Inc.	39,300	148,785
Ichiken Co., Ltd.	2,400	50,888
Ichikoh Industries, Ltd.	9,000	80,147
ICHINEN HOLDINGS Co., Ltd.	7,400	105,815
Ichiyoshi Securities Co., Ltd.	12,600	143,635
Icom, Inc.	3,800	88,847
Idec Corp.	8,800	209,326
IDOM, Inc.	20,400	144,545
Iino Kaiun Kaisha, Ltd.	32,200	181,181
IJT Technology Holdings Co., Ltd.	9,000	78,817
Ikegami Tsushinki Co., Ltd.	26,000	40,319
Imagica Robot Holdings, Inc.	4,500	46,713
Imasen Electric Industrial	7,200	85,235
Imperial Hotel, Ltd.	1,300	25,250
Inaba Denki Sangyo Co., Ltd.	8,100	377,624
Inaba Seisakusho Co., Ltd.	2,100	27,120
Inabata & Co., Ltd.	17,700	267,651
Inageya Co., Ltd.	9,700	162,036
Ines Corp.	9,500	98,377
Infocom Corp.	4,000	97,036
Infomart Corp.	15,400	91,657
Information Services International-Dentsu, Ltd.	4,300	97,258
Innotech Corp.	8,200	79,893
Intage Holdings, Inc.	11,600	150,665
Internet Initiative Japan, Inc.	9,800	178,818
Inui Global Logistics Co., Ltd.	5,355	37,800
Investors Cloud Co., Ltd.	2,000	29,712
Iriso Electronics Co., Ltd.	5,000	298,312
Ise Chemicals Corp.	5,000	28,139
Iseki & Co., Ltd.	7,400	186,556
Ishihara Sangyo Kaisha, Ltd. (b)	12,200	229,896
Ishii Iron Works Co., Ltd.	900	14,132
Ishizuka Glass Co., Ltd.	500	13,115
Istyle, Inc.	4,600	35,935
Itfor, Inc.	10,300	77,631
Itochu Enex Co., Ltd.	19,400	186,446
Itochu-Shokuhin Co., Ltd.	2,400	132,086
Itoki Corp.	15,600	115,308
IwaiCosmo Holdings, Inc.	7,900	100,743
Iwaki & Co., Ltd.	9,000	41,689
Iwasaki Electric Co., Ltd.	2,500	37,246
Iwatani Corp.	11,600	373,826
Iwatsuka Confectionery Co., Ltd.	500	23,411
Izutsuya Co., Ltd. (b)	4,700	19,165
J Trust Co., Ltd.	1,400	9,110
J-Oil Mills, Inc.	4,000	139,681
Jafco Co., Ltd.	6,400	368,955
Jalux, Inc.	2,400	61,292
Jamco Corp.	3,400	79,802
Janome Sewing Machine Co., Ltd.	7,099	52,763
Japan Aviation Electronics Industry, Ltd.	5,000	84,655
Japan Display, Inc. (b) (e)	71,600	144,921

Japan—(Continued)
Japan Drilling Co., Ltd. (b)	2,100	44,525
Japan Foundation Engineering Co., Ltd.	10,200	37,655
Japan Material Co., Ltd.	1,800	65,230
Japan Medical Dynamic Marketing, Inc.	3,000	24,642
Japan Oil Transportation Co., Ltd.	100	3,451
Japan Petroleum Exploration Co., Ltd.	6,000	158,863
Japan Property Management Center Co., Ltd.	2,000	29,064
Japan Pulp & Paper Co., Ltd.	3,700	141,735
Japan Securities Finance Co., Ltd.	2,300	13,049
Japan Steel Works, Ltd. (The)	23,200	744,844
Japan Transcity Corp.	12,000	51,723
Japan Wool Textile Co., Ltd. (The)	19,700	189,900
Jastec Co., Ltd.	5,100	58,181
JBCC Holdings, Inc.	7,000	70,130
JCU Corp.	3,200	154,967
Jeol, Ltd.	26,000	147,009
Jimoto Holdings, Inc.	67,900	116,188
JINS, Inc.	4,200	220,502
JK Holdings Co., Ltd.	5,600	49,276
JMS Co., Ltd.	7,500	42,313
Joban Kosan Co., Ltd.	1,700	28,401
Joshin Denki Co., Ltd.	7,000	248,421
JP-Holdings, Inc.	17,900	50,222
JSP Corp.	5,100	174,860
Juki Corp.	11,200	185,186
Juroku Bank, Ltd. (The)	12,200	359,078
Justsystems Corp.	9,700	184,574
JVC Kenwood Corp.	53,300	182,313
K&O Energy Group, Inc.	5,400	90,631
K’s Holdings Corp.	5,700	146,024
kabu.com Securities Co., Ltd.	47,800	149,374
Kadokawa Dwango (b)	12,508	154,430
Kaga Electronics Co., Ltd.	7,200	196,329
Kakiyasu Honten Co., Ltd.	3,800	90,498
Kameda Seika Co., Ltd.	4,100	187,590
Kamei Corp.	8,700	150,836
Kanaden Corp.	7,200	90,557
Kanagawa Chuo Kotsu Co., Ltd.	2,400	77,724
Kanamoto Co., Ltd.	8,800	272,994
Kandenko Co., Ltd.	37,000	390,596
Kanematsu Corp.	29,800	412,166
Kanematsu Electronics, Ltd.	3,900	117,016
Kanemi Co., Ltd.	100	3,014
Kansai Urban Banking Corp.	11,000	143,268
Kanto Denka Kogyo Co., Ltd.	15,000	182,307
Kasai Kogyo Co., Ltd.	8,600	141,636
Katakura & Co-op Agri Corp.	1,600	20,154
Katakura Industries Co., Ltd.	9,500	129,697
Kato Sangyo Co., Ltd.	7,100	260,492
Kato Works Co., Ltd.	3,800	115,362
Kawada Technologies, Inc.	1,500	84,704
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	59,283
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	24,337
Kawasaki Kisen Kaisha, Ltd. (b)	12,200	310,363
Kawasumi Laboratories, Inc.	4,900	37,579
Keihanshin Building Co., Ltd.	14,500	114,074
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	33,991

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Keihin Corp.	15,600	$317,050
Keiyo Bank, Ltd. (The)	89,000	407,046
Keiyo Co., Ltd.	14,400	87,246
Kenko Mayonnaise Co., Ltd.	3,200	115,740
KEY Coffee, Inc. (e)	6,700	129,232
KFC Holdings Japan, Ltd.	4,000	71,242
Kimoto Co., Ltd.	14,900	43,940
Kimura Chemical Plants Co., Ltd.	3,300	18,076
King Jim Co., Ltd.	5,800	52,552
Kinki Sharyo Co., Ltd. (The) (b)	1,200	33,912
Kintetsu Department Store Co., Ltd. (b)	1,900	69,478
Kintetsu World Express, Inc.	10,800	223,201
Kissei Pharmaceutical Co., Ltd.	8,100	229,624
Kita-Nippon Bank, Ltd. (The)	2,900	79,217
Kitagawa Iron Works Co., Ltd.	3,100	84,462
Kitamura Co., Ltd.	3,700	25,245
Kitano Construction Corp.	14,000	50,396
Kito Corp.	5,900	92,919
Kitz Corp.	31,200	240,799
Kiyo Bank, Ltd. (The)	25,000	415,580
KLab, Inc. (e)	10,600	168,001
KNT-CT Holdings Co., Ltd. (b)	3,300	53,020
Koa Corp.	10,200	209,404
Koatsu Gas Kogyo Co., Ltd.	11,100	93,610
Kobe Bussan Co., Ltd.	2,400	91,891
Kobe Electric Railway Co., Ltd. (b)	500	17,768
Kobelco Eco-Solutions Co., Ltd.	1,200	21,125
Kohnan Shoji Co., Ltd.	10,400	224,315
Kohsoku Corp.	4,000	48,019
Koike Sanso Kogyo Co., Ltd.	700	18,012
Kojima Co., Ltd. (b)	12,000	39,388
Kokusai Co., Ltd.	3,400	33,484
Kokuyo Co., Ltd.	33,800	628,018
KOMAIHALTEC, Inc.	1,800	42,312
Komatsu Seiren Co., Ltd.	10,200	83,803
Komatsu Wall Industry Co., Ltd.	2,700	57,575
Komeri Co., Ltd.	12,300	354,679
Komori Corp.	18,900	264,914
Konaka Co., Ltd.	7,300	41,205
Kondotec, Inc.	7,900	76,559
Konishi Co., Ltd.	9,900	184,794
Konoike Transport Co., Ltd.	3,200	56,581
Kosaido Co., Ltd. (b)	3,700	14,683
Koshidaka Holdings Co., Ltd.	2,500	117,204
Kotobuki Spirits Co., Ltd.	6,700	373,031
Kourakuen Holdings Corp.	2,900	47,276
Krosaki Harima Corp.	1,900	79,862
KRS Corp.	2,200	61,158
KU Holdings Co., Ltd.	8,000	85,562
Kumagai Gumi Co., Ltd.	9,100	254,993
Kumiai Chemical Industry Co., Ltd.	21,195	142,680
Kura Corp.	3,300	193,046
Kurabo Industries, Ltd.	76,000	246,766
Kureha Corp.	5,200	377,618
Kurimoto, Ltd.	3,500	70,779
Kusuri No. Aoki Holdings Co., Ltd.	4,200	222,418
KYB Corp.	7,400	430,963

Japan—(Continued)
Kyodo Printing Co., Ltd.	3,000	96,243
Kyoei Steel, Ltd.	6,100	116,835
Kyokuto Boeki Kaisha, Ltd.	9,000	40,032
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	201,001
Kyokuto Securities Co., Ltd.	7,600	111,809
Kyokuyo Co., Ltd.	3,500	133,267
KYORIN Holdings, Inc.	15,500	289,123
Kyoritsu Maintenance Co., Ltd.	6,518	263,318
Kyoritsu Printing Co., Ltd.	6,800	23,404
Kyosan Electric Manufacturing Co., Ltd.	16,000	103,498
Kyowa Electronic Instruments Co., Ltd.	8,000	32,519
Kyowa Exeo Corp.	24,300	629,161
Kyowa Leather Cloth Co., Ltd.	3,300	29,160
LAC Co., Ltd.	5,900	84,967
Lasertec Corp.	12,200	307,685
LEC, Inc.	4,400	117,069
Leopalace21 Corp.	82,400	640,734
Life Corp.	4,400	118,505
LIFULL Co., Ltd.	17,000	151,494
Linical Co., Ltd.	1,700	24,217
Link And Motivation, Inc.	8,900	72,593
Lintec Corp.	17,100	477,480
Look, Inc.	11,000	37,832
M&A Capital Partners Co., Ltd. (b)	1,200	78,432
Macnica Fuji Electronics Holdings, Inc.	14,550	317,386
Maeda Corp.	40,000	550,065
Maeda Kosen Co., Ltd.	5,700	104,867
Maeda Road Construction Co., Ltd.	21,000	481,454
Maezawa Kasei Industries Co., Ltd.	5,700	62,876
Maezawa Kyuso Industries Co., Ltd.	3,900	69,656
Makino Milling Machine Co., Ltd.	40,000	405,264
Mamiya-Op Co., Ltd.	1,900	20,592
Mandom Corp.	10,400	339,910
Mani, Inc.	5,700	173,386
Mars Engineering Corp.	3,600	80,278
Marubun Corp.	8,200	84,301
Marudai Food Co., Ltd.	38,000	170,554
Marufuji Sheet Piling Co., Ltd.	1,300	37,533
Maruha Nichiro Corp.	13,900	418,146
Maruka Machinery Co., Ltd.	900	16,938
Marusan Securities Co., Ltd.	7,600	67,942
Maruwa Co., Ltd.	3,700	247,379
Maruyama Manufacturing Co., Inc.	1,500	27,596
Maruzen CHI Holdings Co., Ltd. (b)	11,900	36,587
Maruzen Showa Unyu Co., Ltd.	23,000	103,227
Marvelous, Inc. (e)	9,500	87,598
Matsuda Sangyo Co., Ltd.	5,900	97,041
Matsui Construction Co., Ltd.	7,800	67,580
Matsui Securities Co., Ltd.	2,000	16,886
Matsuya Foods Co., Ltd.	2,500	92,610
Max Co., Ltd.	11,000	157,487
Maxvalu Nishinihon Co., Ltd.	2,400	37,033
Maxvalu Tokai Co., Ltd.	4,100	91,709
MCJ Co., Ltd.	4,300	45,075
MEC Co., Ltd.	5,800	121,185
Media Do Holdings Co., Ltd.	1,000	21,044
Medical System Network Co., Ltd.	5,300	28,562

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Megachips Corp.	1,100	$33,004
Megmilk Snow Brand Co., Ltd.	8,000	236,480
Meidensha Corp.	58,000	239,948
Meiji Shipping Co., Ltd.	8,500	34,204
Meiko Electronics Co., Ltd.	7,500	141,357
Meiko Network Japan Co., Ltd.	7,200	85,135
Meisei Industrial Co., Ltd.	13,500	99,469
Meitec Corp.	7,700	405,378
Meito Sangyo Co., Ltd.	3,000	42,171
Meiwa Corp.	8,100	34,754
Meiwa Estate Co., Ltd.	5,200	39,798
Melco Holdings, Inc.	3,500	120,388
Menicon Co., Ltd.	2,200	61,151
METAWATER Co., Ltd.	600	15,519
Michinoku Bank, Ltd. (The)	5,700	90,691
Micronics Japan Co., Ltd.	8,600	88,520
Mie Bank, Ltd. (The)	4,300	96,672
Mikuni Corp.	3,000	20,827
Milbon Co., Ltd.	7,320	245,785
Mimasu Semiconductor Industry Co., Ltd.	6,800	129,795
Minato Bank, Ltd. (The)	6,300	118,450
Ministop Co., Ltd.	5,400	116,662
Miraial Co., Ltd.	2,900	48,119
Mirait Holdings Corp.	22,200	330,486
Miroku Jyoho Service Co., Ltd.	5,900	158,676
Misawa Homes Co., Ltd.	6,700	58,961
Mitani Corp.	7,800	415,342
Mitani Sekisan Co., Ltd.	4,100	99,367
Mito Securities Co., Ltd.	24,000	87,582
Mitsuba Corp.	12,300	184,734
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	70,589
Mitsubishi Paper Mills, Ltd. (b)	12,000	77,631
Mitsubishi Pencil Co., Ltd.	11,800	257,641
Mitsubishi Research Institute, Inc.	2,000	70,243
Mitsubishi Shokuhin Co., Ltd.	4,800	140,944
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	146,501
Mitsuboshi Belting, Ltd.	17,000	233,156
Mitsui Engineering & Shipbuilding Co., Ltd.	30,000	448,890
Mitsui High-Tec, Inc. (e)	9,500	171,883
Mitsui Home Co., Ltd.	9,000	62,129
Mitsui Matsushima Co., Ltd.	5,200	75,271
Mitsui Sugar Co., Ltd.	6,100	257,587
Mitsui-Soko Holdings Co., Ltd. (b)	37,000	126,710
Mitsumura Printing Co., Ltd.	500	10,465
Mitsuuroko Group Holdings Co., Ltd.	12,900	101,182
Miyaji Engineering Group, Inc.	1,800	42,616
Miyazaki Bank, Ltd. (The)	6,000	204,317
Miyoshi Oil & Fat Co., Ltd.	2,800	36,777
Mizuno Corp.	6,600	194,210
Mochida Pharmaceutical Co., Ltd.	3,500	267,218
Modec, Inc.	3,000	77,501
Monex Group, Inc.	73,600	208,718
Money Partners Group Co., Ltd.	7,100	26,058
Monogatari Corp. (The)	1,700	161,211
MORESCO Corp.	2,500	49,476
Morinaga Milk Industry Co., Ltd.	10,400	470,793
Morita Holdings Corp.	11,200	210,297

Japan—(Continued)
Morozoff, Ltd.	900	62,629
Mory Industries, Inc.	2,800	88,228
Mr. Max Holdings, Ltd.	10,500	83,682
MTI, Ltd.	9,200	52,407
Mugen Estate Co., Ltd.	400	4,095
Murakami Corp.	3,000	92,068
Musashi Seimitsu Industry Co., Ltd.	7,900	252,047
Musashino Bank, Ltd. (The)	11,200	373,810
Mutoh Holdings Co., Ltd.	900	19,694
N Field Co., Ltd.	1,300	17,706
NAC Co., Ltd.	3,600	30,996
Nachi-Fujikoshi Corp.	60,000	401,905
Nafco Co., Ltd.	1,400	24,428
Nagaileben Co., Ltd.	5,600	140,634
Nagano Bank, Ltd. (The)	3,500	61,509
Nagano Keiki Co., Ltd.	4,200	47,802
Nagase & Co., Ltd.	7,000	125,659
Nagatanien Holdings Co., Ltd.	8,000	101,022
Nagawa Co., Ltd.	2,800	123,550
Nakabayashi Co., Ltd.	5,500	36,537
Nakamuraya Co., Ltd.	1,600	71,801
Nakanishi, Inc.	4,100	213,836
Nakano Corp.	4,000	22,942
Nakayama Steel Works, Ltd.	6,300	40,559
Nakayamafuku Co., Ltd.	2,000	13,991
Namura Shipbuilding Co., Ltd.	18,956	116,777
Nanto Bank, Ltd. (The)	9,200	246,995
Narasaki Sangyo Co., Ltd.	4,000	14,630
Natori Co., Ltd.	2,600	47,067
NDS Co., Ltd.	2,200	83,723
NEC Capital Solutions, Ltd.	3,800	78,342
NEC Networks & System Integration Corp.	7,800	205,836
NET One Systems Co., Ltd.	31,600	482,754
Neturen Co., Ltd.	9,800	107,957
New Japan Chemical Co., Ltd. (b)	9,900	23,847
New Japan Radio Co., Ltd. (b)	6,000	57,067
Nexyz Group Corp.	1,300	23,148
Nice Holdings, Inc.	3,100	42,607
Nichi-iko Pharmaceutical Co., Ltd. (e)	13,200	203,575
Nichia Steel Works, Ltd.	13,000	38,791
Nichias Corp.	33,000	439,249
Nichiban Co., Ltd.	4,000	112,223
Nichicon Corp.	20,100	263,229
Nichiden Corp.	5,200	106,681
Nichiha Corp.	9,000	376,819
NichiiGakkan Co., Ltd.	11,800	150,729
Nichimo Co., Ltd.	1,600	27,518
Nichireki Co., Ltd.	9,000	115,770
Nihon Chouzai Co., Ltd.	1,660	50,560
Nihon Dempa Kogyo Co., Ltd.	7,600	52,894
Nihon Eslead Corp.	2,700	60,357
Nihon House Holdings Co., Ltd.	15,000	97,606
Nihon Kagaku Sangyo Co., Ltd.	3,000	44,909
Nihon Kohden Corp.	4,400	102,134
Nihon Nohyaku Co., Ltd.	14,000	82,821
Nihon Parkerizing Co., Ltd.	31,600	533,287
Nihon Plast Co., Ltd.	2,500	23,865

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nihon Tokushu Toryo Co., Ltd.	2,200	$45,178
Nihon Trim Co., Ltd.	1,300	58,947
Nihon Unisys, Ltd.	16,900	349,635
Nihon Yamamura Glass Co., Ltd.	38,000	64,376
Nikkato Corp.	300	2,850
Nikkiso Co., Ltd.	18,600	203,291
Nikko Co., Ltd.	1,800	37,994
Nikkon Holdings Co., Ltd.	22,600	635,078
Nippon Air Conditioning Services Co., Ltd.	9,600	66,841
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	108,890
Nippon Carbide Industries Co., Inc.	2,300	43,963
Nippon Carbon Co., Ltd.	2,200	99,016
Nippon Ceramic Co., Ltd.	5,200	133,529
Nippon Chemi-Con Corp.	5,900	182,882
Nippon Chemical Industrial Co., Ltd.	3,000	67,431
Nippon Chemiphar Co., Ltd.	800	33,674
Nippon Coke & Engineering Co., Ltd.	71,000	81,188
Nippon Concrete Industries Co., Ltd.	14,000	61,895
Nippon Denko Co., Ltd. (e)	43,865	183,429
Nippon Densetsu Kogyo Co., Ltd.	12,500	270,163
Nippon Felt Co., Ltd.	8,600	39,045
Nippon Filcon Co., Ltd.	5,200	36,286
Nippon Fine Chemical Co., Ltd.	4,300	43,476
Nippon Flour Mills Co., Ltd.	22,500	344,845
Nippon Gas Co., Ltd.	9,600	348,508
Nippon Hume Corp.	8,200	61,787
Nippon Kanzai Co., Ltd.	4,800	87,612
Nippon Kinzoku Co., Ltd.	1,900	44,866
Nippon Kodoshi Corp.	1,600	40,048
Nippon Koei Co., Ltd.	5,000	155,100
Nippon Koshuha Steel Co., Ltd.	3,100	25,059
Nippon Light Metal Holdings Co., Ltd.	198,000	564,247
Nippon Paper Industries Co., Ltd.	7,000	132,971
Nippon Parking Development Co., Ltd.	65,100	110,708
Nippon Pillar Packing Co., Ltd.	6,500	99,550
Nippon Piston Ring Co., Ltd.	3,200	64,011
Nippon Rietec Co., Ltd.	5,800	66,923
Nippon Road Co., Ltd. (The)	2,700	157,589
Nippon Seiki Co., Ltd.	15,000	321,862
Nippon Seisen Co., Ltd.	1,200	56,087
Nippon Sharyo, Ltd. (b)	26,000	78,183
Nippon Sheet Glass Co., Ltd. (b)	33,000	299,464
Nippon Signal Co., Ltd.	18,700	198,167
Nippon Soda Co., Ltd.	46,000	305,789
Nippon Steel & Sumikin Bussan Corp.	5,196	315,121
Nippon Suisan Kaisha, Ltd.	80,500	420,886
Nippon Systemware Co., Ltd.	1,300	31,387
Nippon Thompson Co., Ltd.	23,200	184,362
Nippon Valqua Industries, Ltd.	6,000	163,601
Nippon Yakin Kogyo Co., Ltd. (b)	54,000	116,499
Nipro Corp.	22,400	331,448
Nishi-Nippon Railroad Co., Ltd.	12,200	328,899
Nishikawa Rubber Co., Ltd.	1,200	24,963
Nishimatsu Construction Co., Ltd.	19,400	544,216
Nishimatsuya Chain Co., Ltd.	8,800	97,810
Nishio Rent All Co., Ltd.	4,400	142,630
Nissan Shatai Co., Ltd.	1,300	13,276

Japan—(Continued)
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	39,508
Nissei ASB Machine Co., Ltd.	2,100	127,501
Nissei Build Kogyo Co., Ltd.	9,000	117,785
Nissei Corp.	3,700	47,656
Nissei Plastic Industrial Co., Ltd.	6,000	90,504
Nissha Printing Co., Ltd. (e)	1,800	52,122
Nisshin Fudosan Co.	12,300	101,101
Nisshin Oillio Group, Ltd. (The)	10,200	309,165
Nisshin Steel Co., Ltd.	6,196	101,702
Nisshinbo Holdings, Inc.	52,120	705,513
Nissin Corp.	6,000	168,125
Nissin Electric Co., Ltd.	14,800	172,234
Nissin Kogyo Co., Ltd.	15,200	300,880
Nissui Pharmaceutical Co., Ltd.	5,100	69,737
Nitta Corp.	6,800	260,832
Nitta Gelatin, Inc.	4,500	34,495
Nittan Valve Co., Ltd.	6,300	23,606
Nittetsu Mining Co., Ltd.	2,200	160,997
Nitto Boseki Co., Ltd.	9,800	282,800
Nitto FC Co., Ltd.	4,500	33,355
Nitto Fuji Flour Milling Co., Ltd.	400	17,042
Nitto Kogyo Corp.	9,000	144,395
Nitto Kohki Co., Ltd.	4,100	103,994
Nitto Seiko Co., Ltd.	12,500	74,098
Nittoc Construction Co., Ltd.	11,050	69,786
Nittoku Engineering Co., Ltd.	5,200	219,234
NJS Co., Ltd.	3,300	46,426
Noevir Holdings Co., Ltd.	4,800	355,053
NOF Corp.	23,500	631,096
Nohmi Bosai, Ltd.	7,000	127,316
Nojima Corp.	4,200	100,260
Nomura Co., Ltd.	12,000	273,360
Noritake Co., Ltd.	4,200	212,771
Noritsu Koki Co., Ltd.	4,000	87,781
Noritz Corp.	11,400	223,377
North Pacific Bank, Ltd.	122,400	408,994
NS Solutions Corp.	10,200	278,036
NS United Kaiun Kaisha, Ltd.	4,100	99,718
NSD Co., Ltd.	10,670	227,081
Nuflare Technology, Inc.	800	47,914
Obara Group, Inc.	4,100	279,995
Odelic Co., Ltd.	1,000	42,496
Oenon Holdings, Inc.	21,000	68,920
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	315,358
Ohara, Inc. (e)	2,900	88,012
Ohashi Technica, Inc.	4,600	72,609
Ohsho Food Service Corp.	3,600	172,521
Oiles Corp.	8,000	159,692
Oita Bank, Ltd. (The)	5,700	221,373
Okabe Co., Ltd.	14,000	133,445
Okamoto Industries, Inc.	16,000	161,794
Okamoto Machine Tool Works, Ltd.	1,400	49,861
Okamura Corp.	26,300	384,534
Okasan Securities Group, Inc.	29,000	179,376
Okaya Electric Industries Co., Ltd.	8,900	48,931
Oki Electric Industry Co., Ltd.	22,700	318,151
Okinawa Cellular Telephone Co.	4,400	160,215

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Okinawa Electric Power Co., Inc. (The)	13,507	$351,185
OKK Corp.	3,100	35,752
OKUMA Corp.	8,600	571,918
Okumura Corp.	11,400	469,052
Okura Industrial Co., Ltd.	15,000	92,136
Okuwa Co., Ltd.	10,000	103,277
Olympic Group Corp.	4,900	26,723
ONO Sokki Co., Ltd.	4,200	27,400
Onoken Co., Ltd.	6,500	117,510
Onward Holdings Co., Ltd.	49,000	424,142
Open House Co., Ltd.	6,500	349,056
OPT Holding, Inc.	4,700	53,151
Optex Group Co., Ltd.	4,700	246,891
Organo Corp.	2,800	81,734
Origin Electric Co., Ltd.	3,400	52,884
Osaka Organic Chemical Industry, Ltd.	5,900	71,207
Osaka Soda Co., Ltd.	5,000	127,959
Osaka Steel Co., Ltd.	5,900	123,478
OSAKA Titanium Technologies Co., Ltd.	2,600	47,726
Osaki Electric Co., Ltd.	11,000	79,430
OSG Corp.	19,600	423,994
Otsuka Kagu, Ltd. (e)	5,500	41,249
OUG Holdings, Inc.	700	16,766
Outsourcing, Inc.	15,500	282,272
Oyo Corp.	7,400	94,901
Pacific Industrial Co., Ltd.	16,700	259,223
Pacific Metals Co., Ltd. (b)	6,100	169,192
Pack Corp. (The)	4,600	148,107
Pal Group Holdings Co., Ltd.	3,800	119,595
Paltac Corp.	10,250	467,180
Paramount Bed Holdings Co., Ltd.	6,000	296,899
Parco Co., Ltd.	8,100	111,760
Paris Miki Holdings, Inc.	10,600	44,675
Pasco Corp.	6,000	17,831
Pasona Group, Inc.	6,200	125,379
Penta-Ocean Construction Co., Ltd.	90,500	674,856
PIA Corp.	300	19,188
Pilot Corp.	8,800	424,535
Piolax, Inc.	10,500	312,263
Pioneer Corp. (b)	117,700	238,397
Plenus Co., Ltd.	7,800	169,679
Press Kogyo Co., Ltd.	37,000	224,347
Pressance Corp.	10,400	138,765
Prestige International, Inc.	13,400	170,754
Prima Meat Packers, Ltd.	48,000	351,665
Pronexus, Inc.	6,700	94,234
Proto Corp.	4,400	63,137
PS Mitsubishi Construction Co., Ltd.	8,800	73,247
Qol Co., Ltd.	3,400	63,786
Raito Kogyo Co., Ltd.	16,900	192,980
Rasa Industries, Ltd.	2,600	52,423
Renaissance, Inc.	2,800	48,019
Rengo Co., Ltd.	72,300	526,251
Renown, Inc. (b)	29,200	48,247
Resort Solution Co., Ltd.	400	15,793
Resorttrust, Inc.	900	20,462
Retail Partners Co., Ltd.	1,300	15,336

Japan—(Continued)
Rheon Automatic Machinery Co., Ltd.	5,000	87,029
Rhythm Watch Co., Ltd.	2,500	50,403
Riberesute Corp.	4,300	37,735
Ricoh Leasing Co., Ltd.	5,600	193,675
Right On Co., Ltd.	5,900	49,470
Riken Corp.	3,500	197,411
Riken Keiki Co., Ltd.	6,000	137,884
Riken Technos Corp.	15,000	82,957
Riken Vitamin Co., Ltd.	2,700	107,387
Ringer Hut Co., Ltd.	4,200	95,434
Rion Co., Ltd.	2,200	43,751
Riso Kagaku Corp.	9,458	179,489
Riso Kyoiku Co., Ltd.	11,590	95,900
Rock Field Co., Ltd.	6,600	119,597
Rokko Butter Co., Ltd.	3,600	87,061
Roland DG Corp.	3,000	80,566
Round One Corp.	22,000	368,785
Royal Holdings Co., Ltd.	9,000	247,888
Ryobi, Ltd.	9,400	267,121
Ryoden Corp.	4,500	72,736
Ryosan Co., Ltd.	10,800	415,137
Ryoyo Electro Corp.	7,800	142,903
S Foods, Inc.	4,100	185,795
S&B Foods, Inc.	600	62,029
Sac’s Bar Holdings, Inc.	6,850	84,879
Saibu Gas Co., Ltd.	12,200	304,516
Saizeriya Co., Ltd.	9,200	307,887
Sakai Chemical Industry Co., Ltd.	6,000	160,226
Sakai Heavy Industries, Ltd.	1,400	55,071
Sakai Moving Service Co., Ltd.	2,600	127,648
Sakai Ovex Co., Ltd.	1,600	37,502
Sakata INX Corp.	11,800	188,673
Sakura Internet, Inc.	1,600	11,662
Sala Corp.	12,900	82,434
SAMTY Co., Ltd.	2,600	38,778
San Holdings, Inc.	1,400	40,164
San-A Co., Ltd.	5,700	275,551
San-Ai Oil Co., Ltd.	20,000	291,296
San-In Godo Bank, Ltd. (The)	59,000	568,984
Sanden Holdings Corp. (b)	8,400	168,424
Sanei Architecture Planning Co., Ltd.	3,500	78,426
Sangetsu Corp.	20,500	377,943
Sanken Electric Co., Ltd.	37,000	266,343
Sanki Engineering Co., Ltd.	17,900	217,341
Sanko Metal Industrial Co., Ltd.	1,000	37,040
Sankyo Frontier Co., Ltd.	1,000	25,936
Sankyo Seiko Co., Ltd.	13,400	57,885
Sankyo Tateyama, Inc.	9,600	144,966
Sankyu, Inc.	13,200	569,196
Sanoh Industrial Co., Ltd.	10,100	81,027
Sanrio Co., Ltd. (e)	4,700	78,624
Sanshin Electronics Co., Ltd.	8,500	144,915
Sanyo Chemical Industries, Ltd.	4,200	219,732
Sanyo Denki Co., Ltd.	3,200	229,577
Sanyo Electric Railway Co., Ltd.	4,000	101,179
Sanyo Housing Nagoya Co., Ltd.	3,000	32,156
Sanyo Industries, Ltd.	1,300	24,815

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sanyo Shokai, Ltd.	5,100	$100,580
Sanyo Special Steel Co., Ltd.	8,600	220,065
Sapporo Holdings, Ltd.	12,100	369,233
Sata Construction Co., Ltd.	2,600	10,438
Sato Holdings Corp.	6,900	209,831
Sato Shoji Corp.	6,500	76,756
Satori Electric Co., Ltd.	5,500	59,945
Sawada Holdings Co., Ltd.	10,300	103,566
Sawai Pharmaceutical Co., Ltd.	1,300	58,070
Saxa Holdings, Inc.	2,400	42,387
SBS Holdings, Inc.	6,900	69,133
Scroll Corp.	13,100	63,823
SEC Carbon, Ltd.	700	44,497
Secom Joshinetsu Co., Ltd.	900	33,870
Seibu Electric Industry Co., Ltd.	2,400	63,777
Seika Corp.	4,200	113,206
Seikitokyu Kogyo Co., Ltd.	12,500	72,155
Seiko Holdings Corp.	8,800	255,865
Seiren Co., Ltd.	19,100	373,480
Sekisui Jushi Corp.	10,200	207,340
Sekisui Plastics Co., Ltd.	10,300	135,599
Senko Group Holdings Co., Ltd.	31,000	223,745
Senshu Electric Co., Ltd.	2,400	73,262
Senshu Ikeda Holdings, Inc.	84,000	309,206
Senshukai Co., Ltd. (b)	11,000	63,348
Septeni Holdings Co., Ltd. (e)	27,500	85,056
Shibaura Electronics Co., Ltd.	2,800	126,846
Shibaura Mechatronics Corp.	9,000	35,958
Shibusawa Warehouse Co., Ltd. (The)	4,200	75,247
Shibuya Corp.	4,800	199,023
Shidax Corp.	9,600	39,101
Shiga Bank, Ltd. (The)	89,000	454,029
Shikibo, Ltd.	4,700	58,323
Shikoku Bank, Ltd. (The)	14,000	197,175
Shikoku Chemicals Corp.	13,000	210,566
Shima Seiki Manufacturing, Ltd.	9,000	566,724
Shimachu Co., Ltd.	19,600	564,585
Shimane Bank, Ltd. (The)	2,500	30,445
Shimizu Bank, Ltd. (The)	3,400	97,526
Shimojima Co., Ltd.	6,300	70,502
Shin Nippon Air Technologies Co., Ltd.	4,600	60,816
Shin-Etsu Polymer Co., Ltd.	16,900	190,387
Shin-Keisei Electric Railway Co., Ltd.	3,800	72,183
Shinagawa Refractories Co., Ltd.	2,000	60,006
Shindengen Electric Manufacturing Co., Ltd.	2,800	221,067
Shinkawa, Ltd. (b)	5,300	54,593
Shinko Electric Industries Co., Ltd.	27,600	223,982
Shinko Plantech Co., Ltd.	16,100	170,691
Shinko Shoji Co., Ltd.	7,700	144,816
Shinko Wire Co., Ltd.	1,200	17,231
Shinmaywa Industries, Ltd.	34,000	323,747
Shinnihon Corp.	10,200	89,367
Shinoken Group Co., Ltd.	1,600	35,197
Shinsho Corp.	1,400	40,635
Shinwa Co., Ltd.	3,900	93,798
Ship Healthcare Holdings, Inc.	14,200	470,857
Shizuki Electric Co., Inc.	8,000	66,576

Japan—(Continued)
Shizuoka Gas Co., Ltd.	21,300	181,275
Shobunsha Publications, Inc.	4,800	31,601
Shochiku Co., Ltd.	300	51,141
Shoei Co., Ltd.	700	31,883
Shoei Foods Corp.	3,400	144,431
Shofu, Inc.	3,900	50,753
Shoko Co., Ltd. (b)	19,000	23,930
Showa Aircraft Industry Co., Ltd.	4,000	51,350
Showa Corp.	17,600	218,585
Showa Sangyo Co., Ltd.	6,600	171,707
Siix Corp.	4,800	206,010
Sinanen Holdings Co., Ltd.	2,900	69,099
Sinfonia Technology Co., Ltd.	42,000	162,588
Sinko Industries, Ltd.	6,400	123,750
Sintokogio, Ltd.	16,800	214,764
SKY Perfect JSAT Holdings, Inc.	29,800	136,345
SMK Corp.	23,000	130,074
SMS Co., Ltd.	7,300	230,067
SNT Corp.	7,800	57,054
Soda Nikka Co., Ltd.	7,000	38,302
Sodick Co., Ltd.	16,800	218,237
Soft99 Corp.	5,100	64,490
Softbank Technology Corp.	3,200	55,119
Software Service, Inc.	1,200	73,892
Sogo Medical Co., Ltd.	2,400	126,393
Sotoh Co., Ltd.	3,100	31,108
Space Co., Ltd.	5,060	72,812
Sparx Group Co., Ltd.	35,900	99,251
SPK Corp.	1,700	49,667
SRA Holdings	3,100	111,070
Srg Takamiya Co., Ltd.	5,200	30,578
ST Corp.	4,200	100,610
St. Marc Holdings Co., Ltd.	5,100	140,710
Star Mica Co., Ltd.	1,600	24,307
Star Micronics Co., Ltd.	4,400	76,018
Starts Corp., Inc.	5,800	151,685
Starzen Co., Ltd.	2,500	121,158
Stella Chemifa Corp. (e)	3,600	118,720
Step Co., Ltd.	4,100	65,433
Studio Alice Co., Ltd.	2,900	73,289
Subaru Enterprise Co., Ltd.	100	6,779
Sugimoto & Co., Ltd.	3,800	59,676
Sumida Corp.	6,300	107,881
Suminoe Textile Co., Ltd.	2,300	63,586
Sumitomo Bakelite Co., Ltd.	68,000	572,353
Sumitomo Densetsu Co., Ltd.	5,400	114,703
Sumitomo Mitsui Construction Co., Ltd.	52,060	290,583
Sumitomo Osaka Cement Co., Ltd.	142,000	681,501
Sumitomo Precision Products Co., Ltd.	12,000	39,598
Sumitomo Riko Co., Ltd.	15,300	163,160
Sumitomo Seika Chemicals Co., Ltd.	3,200	176,956
Sumitomo Warehouse Co., Ltd. (The)	53,000	382,229
Sun Frontier Fudousan Co., Ltd.	7,600	86,317
Sun-Wa Technos Corp.	3,900	78,822
Suncall Corp.	8,300	54,045
SWCC Showa Holdings Co., Ltd. (b)	7,600	64,869
Systena Corp.	5,600	179,618

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
T Hasegawa Co., Ltd.	8,400	$175,234
T RAD Co., Ltd.	2,900	102,964
T&K Toka Co., Ltd.	8,600	111,850
T-Gaia Corp.	8,400	194,749
Tabuchi Electric Co., Ltd. (b)	3,100	8,931
Tachi-S Co., Ltd.	10,300	188,638
Tachibana Eletech Co., Ltd.	5,640	101,575
Tadano, Ltd.	25,900	430,256
Taihei Dengyo Kaisha, Ltd.	6,000	155,047
Taiheiyo Kouhatsu, Inc.	2,100	19,569
Taiho Kogyo Co., Ltd.	6,400	95,273
Taikisha, Ltd.	9,100	307,769
Taiko Bank, Ltd. (The)	3,100	68,281
Taiko Pharmaceutical Co., Ltd.	2,300	48,636
Taisei Lamick Co., Ltd.	2,200	61,658
Taiyo Holdings Co., Ltd.	5,300	235,396
Taiyo Yuden Co., Ltd.	26,600	414,729
Takachiho Koheki Co., Ltd.	400	4,146
Takamatsu Construction Group Co., Ltd.	5,400	152,192
Takano Co., Ltd.	4,600	47,364
Takaoka Toko Co., Ltd.	4,365	71,297
Takara Holdings, Inc.	26,000	303,743
Takara Leben Co., Ltd.	28,600	126,290
Takara Printing Co., Ltd.	3,100	49,008
Takara Standard Co., Ltd.	14,400	232,165
Takasago International Corp.	5,400	175,521
Takasago Thermal Engineering Co., Ltd.	16,800	307,990
Takashima & Co., Ltd.	2,500	49,988
Take And Give Needs Co., Ltd.	4,010	40,622
Takeei Corp.	8,200	96,815
Takeuchi Manufacturing Co., Ltd.	10,000	237,690
Takihyo Co., Ltd.	2,000	42,234
Takisawa Machine Tool Co., Ltd.	2,200	42,053
Takuma Co., Ltd.	25,000	349,120
Tama Home Co., Ltd.	5,900	44,098
Tamron Co., Ltd.	6,000	128,475
Tamura Corp.	26,000	196,182
Tanseisha Co., Ltd.	11,750	132,574
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	135,701
Tayca Corp.	6,000	175,728
TBK Co., Ltd.	8,000	38,486
Teac Corp. (b)	40,000	15,610
TECHNO ASSOCIE Co., Ltd.	300	3,517
Techno Medica Co., Ltd.	2,400	41,797
Techno Ryowa, Ltd.	4,800	35,792
TechnoPro Holdings, Inc.	3,400	184,701
Tecnos Japan, Inc.	2,000	16,257
Teikoku Electric Manufacturing Co., Ltd.	6,800	94,534
Teikoku Sen-I Co., Ltd.	6,900	138,467
Teikoku Tsushin Kogyo Co., Ltd.	3,000	33,948
Tenma Corp.	6,200	121,770
Teraoka Seisakusho Co., Ltd.	200	1,504
Tigers Polymer Corp.	2,200	15,890
TKC Corp.	6,700	244,693
Toa Corp.	9,600	120,641
Toa Corp. (b)	5,800	156,597
Toa Oil Co., Ltd.	32,000	47,127

Japan—(Continued)
TOA ROAD Corp.	1,800	71,261
Toabo Corp.	3,400	18,602
Toagosei Co., Ltd.	37,000	469,291
Tobishima Corp.	55,600	93,701
Tobu Store Co., Ltd.	1,100	29,267
TOC Co., Ltd.	15,800	135,044
Tocalo Co., Ltd.	4,800	213,309
Tochigi Bank, Ltd. (The)	38,200	153,756
Toda Corp.	78,000	625,195
Toda Kogyo Corp.	1,100	44,496
Toei Animation Co., Ltd.	1,800	175,031
Toei Co., Ltd.	2,500	252,046
Toenec Corp.	3,200	97,462
Toho Bank, Ltd. (The)	83,000	291,345
Toho Co., Ltd.	2,700	68,872
Toho Holdings Co., Ltd.	19,600	443,336
Toho Zinc Co., Ltd.	5,000	271,720
Tohoku Bank, Ltd. (The)	4,700	62,804
Tohokushinsha Film Corp.	4,800	35,616
Tohto Suisan Co., Ltd.	1,400	25,002
Tokai Carbon Co., Ltd.	29,200	361,649
Tokai Corp.	7,800	178,005
TOKAI Holdings Corp.	23,700	201,081
Tokai Lease Co., Ltd.	1,600	30,750
Tokai Rika Co., Ltd.	8,800	185,316
Tokai Tokyo Financial Holdings, Inc.	34,400	221,560
Token Corp.	2,460	290,665
Tokushu Tokai Paper Co., Ltd.	3,300	124,859
Tokuyama Corp.	21,200	689,414
Tokyo Dome Corp.	31,000	313,141
Tokyo Electron Device, Ltd.	2,400	43,405
Tokyo Energy & Systems, Inc.	8,000	92,916
Tokyo Individualized Educational Institute, Inc.	1,400	12,078
Tokyo Keiki, Inc.	4,200	52,898
Tokyo Ohka Kogyo Co., Ltd.	13,100	564,218
Tokyo Rakutenchi Co., Ltd.	1,300	70,452
Tokyo Rope Manufacturing Co., Ltd.	4,600	75,761
Tokyo Sangyo Co., Ltd.	12,000	57,880
Tokyo Seimitsu Co., Ltd.	13,800	542,542
Tokyo Steel Manufacturing Co., Ltd.	36,800	330,282
Tokyo Tekko Co., Ltd.	3,400	61,346
Tokyo Theatres Co., Inc.	2,900	37,873
Tokyo TY Financial Group, Inc.	9,724	281,249
Tokyotokeiba Co., Ltd.	3,100	117,387
Tokyu Construction Co., Ltd.	2,900	28,268
Tokyu Recreation Co., Ltd.	6,000	50,817
Toli Corp.	20,000	78,392
Tomato Bank, Ltd.	4,200	57,703
Tomen Devices Corp.	1,500	45,403
Tomoe Corp.	12,500	73,691
Tomoe Engineering Co., Ltd.	2,100	39,495
Tomoegawa Co., Ltd.	12,000	33,075
Tomoku Co., Ltd.	5,400	109,408
TOMONY Holdings, Inc.	56,900	292,087
Tomy Co., Ltd.	22,400	304,155
Tonami Holdings Co., Ltd.	2,200	111,097
Topcon Corp.	15,000	324,050

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toppan Forms Co., Ltd.	19,800	$224,290
Topre Corp.	11,900	335,973
Topy Industries, Ltd.	6,800	208,933
Toridolll Holdings Corp.	6,900	257,096
Torigoe Co., Ltd. (The)	7,100	62,475
Torii Pharmaceutical Co., Ltd.	3,600	96,669
Torishima Pump Manufacturing Co., Ltd.	7,700	81,261
Tosei Corp.	13,200	128,670
Toshiba Machine Co., Ltd.	42,000	313,642
Toshiba Plant Systems & Services Corp.	14,100	263,132
Toshiba TEC Corp.	13,000	81,767
Tosho Co., Ltd.	4,800	154,949
Tosho Printing Co., Ltd.	7,000	63,328
Totetsu Kogyo Co., Ltd.	8,400	278,871
Tottori Bank, Ltd. (The)	3,700	58,592
Toukei Computer Co., Ltd.	1,400	40,612
Tow Co., Ltd.	3,600	29,720
Towa Bank, Ltd. (The)	11,500	155,562
Towa Corp.	8,000	155,234
Towa Pharmaceutical Co., Ltd.	2,800	152,725
Toyo Construction Co., Ltd.	25,499	148,960
Toyo Corp.	9,600	84,273
Toyo Denki Seizo KK	3,200	54,226
Toyo Engineering Corp. (e)	7,600	87,706
Toyo Ink SC Holdings Co., Ltd.	76,000	449,430
Toyo Kanetsu KK	3,800	154,293
Toyo Kohan Co., Ltd.	16,000	69,225
Toyo Machinery & Metal Co., Ltd.	6,000	51,138
Toyo Securities Co., Ltd.	23,000	64,784
Toyo Sugar Refining Co., Ltd.	900	9,713
Toyo Tanso Co., Ltd.	4,600	143,492
Toyo Wharf & Warehouse Co., Ltd.	2,500	40,289
Toyobo Co., Ltd.	33,200	602,576
TPR Co., Ltd.	7,300	241,382
Trancom Co., Ltd.	2,300	161,711
Transcosmos, Inc.	7,700	196,437
Trusco Nakayama Corp.	12,600	367,075
Trust Tech, Inc.	3,000	89,955
TS Tech Co., Ltd.	2,600	106,801
TSI Holdings Co., Ltd.	28,205	207,126
Tsubakimoto Chain Co.	45,000	363,002
Tsubakimoto Kogyo Co., Ltd.	1,600	42,154
Tsudakoma Corp. (b)	16,000	31,548
Tsugami Corp.	19,000	244,634
Tsukada Global Holdings, Inc.	7,200	41,345
Tsukamoto Corp. Co., Ltd.	2,100	24,766
Tsukishima Kikai Co., Ltd.	8,600	115,789
Tsukuba Bank, Ltd.	34,500	117,882
Tsukui Corp.	18,800	168,413
Tsurumi Manufacturing Co., Ltd.	6,100	112,203
Tsutsumi Jewelry Co., Ltd.	3,200	62,577
TTK Co., Ltd.	4,000	21,536
TV Asahi Holdings Corp.	600	12,044
TV Tokyo Holdings Corp.	3,700	80,066
TYK Corp.	6,000	23,343
U-Shin, Ltd. (b) (e)	8,400	56,855
UACJ Corp.	10,685	278,034

Japan—(Continued)
Uchida Yoko Co., Ltd.	4,200	117,857
Ueki Corp.	1,100	26,974
UKC Holdings Corp.	5,000	110,210
Uniden Holdings Corp. (b)	25,000	65,518
Union Tool Co.	3,400	124,424
Unipres Corp.	13,900	372,910
United Arrows, Ltd.	6,000	243,665
United Super Markets Holdings, Inc.	20,700	209,916
Unitika, Ltd. (b)	15,600	114,369
Universal Entertainment Corp.	3,000	109,913
Unizo Holdings Co., Ltd.	3,800	103,235
Ushio, Inc.	39,000	557,768
UT Group Co., Ltd. (b)	8,300	240,473
Utoc Corp.	5,100	24,434
V Technology Co., Ltd.	800	129,037
Valor Holdings Co., Ltd.	11,800	275,217
Vector, Inc.	1,200	17,594
VeriServe Corp.	500	16,847
Village Vanguard Co., Ltd.	2,300	21,845
Vital KSK Holdings, Inc.	14,200	129,763
Vitec Holdings Co., Ltd.	3,700	58,663
Voyage Group, Inc.	1,500	19,517
VT Holdings Co., Ltd.	24,300	121,115
W-Scope Corp. (e)	1,300	26,964
Wacoal Holdings Corp.	14,500	457,672
Wakachiku Construction Co., Ltd.	4,600	73,293
Wakamoto Pharmaceutical Co., Ltd.	9,000	22,193
Wakita & Co., Ltd.	15,300	187,073
Warabeya Nichiyo Holdings Co., Ltd.	5,000	141,481
WATAMI Co., Ltd.	7,600	111,051
Weathernews, Inc.	2,100	61,948
Wellnet Corp.	4,600	48,169
West Holdings Corp.	7,200	48,219
WirelessGate, Inc.	1,000	11,682
Wood One Co., Ltd.	2,600	36,607
Wowow, Inc.	2,200	64,617
Xebio Holdings Co., Ltd.	8,700	165,483
Y.A.C. Holdings Co., Ltd.	3,900	37,671
YA-MAN, Ltd.	1,600	26,965
Yachiyo Industry Co., Ltd.	3,900	54,676
Yahagi Construction Co., Ltd.	10,900	94,952
Yaizu Suisankagaku Industry Co., Ltd.	4,400	47,853
Yakuodo Co., Ltd.	800	22,281
YAMABIKO Corp.	12,800	201,872
Yamagata Bank, Ltd. (The)	10,400	226,915
Yamaichi Electronics Co., Ltd.	8,200	148,954
Yamanashi Chuo Bank, Ltd. (The)	59,000	257,132
Yamatane Corp.	3,400	66,101
Yamato Corp.	6,600	49,550
Yamato International, Inc.	6,700	26,389
Yamato Kogyo Co., Ltd.	1,800	52,172
Yamaya Corp.	1,150	35,010
Yamazawa Co., Ltd.	1,000	15,555
Yamazen Corp.	19,500	229,746
Yaoko Co., Ltd.	5,200	253,266
Yashima Denki Co., Ltd.	7,500	69,239
Yasuda Logistics Corp.	7,400	65,776

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yellow Hat, Ltd.	5,800	$175,302
Yodogawa Steel Works, Ltd.	7,600	235,471
Yokogawa Bridge Holdings Corp.	12,800	298,608
Yokohama Reito Co., Ltd.	16,800	173,856
Yokowo Co., Ltd.	5,200	73,905
Yomeishu Seizo Co., Ltd.	3,000	69,531
Yomiuri Land Co., Ltd.	1,300	57,100
Yondenko Corp.	1,600	42,132
Yondoshi Holdings, Inc.	4,600	122,152
Yorozu Corp.	7,900	169,845
Yoshinoya Holdings Co., Ltd.	13,600	230,789
Yuasa Funashoku Co., Ltd.	1,300	41,013
Yuasa Trading Co., Ltd.	5,800	210,407
Yuken Kogyo Co., Ltd.	1,700	41,223
Yuki Gosei Kogyo Co., Ltd.	6,000	16,115
Yume No. Machi Souzou Iinkai Co., Ltd.	1,500	27,440
Yumeshin Holdings Co., Ltd.	10,100	97,394
Yurtec Corp.	12,000	102,474
Yushiro Chemical Industry Co., Ltd.	3,700	55,221
Yutaka Giken Co., Ltd.	600	15,045
Zappallas, Inc.	4,900	17,476
Zenrin Co., Ltd.	7,900	265,073
ZERIA Pharmaceutical Co., Ltd.	9,200	175,716
Zojirushi Corp.	9,800	99,816
Zuiko Corp.	1,000	34,303
Zuken, Inc.	5,400	91,152

		186,620,701

Jersey, Channel Islands—0.1%
Centamin plc	342,133	730,033

Kazakhstan—0.1%
KAZ Minerals plc (b)	77,504	928,979

Liechtenstein—0.0%
Liechtensteinische Landesbank AG	2,973	151,407
VP Bank AG	358	48,861

		200,268

Luxembourg—0.3%
APERAM S.A.	21,182	1,090,343
B&M European Value Retail S.A.	136,852	780,395
L’Occitane International S.A.	38,500	70,537

		1,941,275

Macau—0.0%
Macau Legend Development, Ltd. (b)	359,000	53,445

Malaysia—0.0%
Nam Cheong, Ltd. (a) (b) (c) (d)	321,000	3,600

Malta—0.1%
Kindred Group plc	72,434	1,036,092

Monaco—0.0%
Endeavour Mining Corp. (b) (e)	16,215	330,621

Netherlands—2.5%
Aalberts Industries NV	34,547	1,754,107
Accell Group	10,832	304,607
AMG Advanced Metallurgical Group NV	11,371	571,234
Amsterdam Commodities NV	6,535	188,996
Arcadis NV	34,103	779,081
ASM International NV	19,662	1,328,631
Atrium European Real Estate, Ltd. (b)	66,764	332,488
BE Semiconductor Industries NV	18,560	1,550,720
Beter Bed Holding NV	5,373	85,350
BinckBank NV	28,201	149,942
Boskalis Westminster	22,735	856,946
Brack Capital Properties NV (b)	1,353	156,014
Brunel International NV (e)	9,034	164,707
Corbion NV	20,382	659,896
Euronext NV	13,262	822,905
Flow Traders	1,749	41,936
Fugro NV (b) (e)	18,901	294,271
Gemalto NV	19,133	1,132,176
Heijmans NV (b)	11,179	130,173
Hunter Douglas NV	2,423	209,699
IMCD Group NV	5,118	321,915
KAS Bank NV	6,580	78,708
Kendrion NV	3,947	190,155
Koninklijke BAM Groep NV (e)	109,580	503,513
Koninklijke Vopak NV	9,768	428,467
Nederland Apparatenfabriek	2,241	119,679
New World Resources plc - A Shares (a) (b) (c) (d)	11,898	7
OCI NV (b)	12,388	312,494
Ordina NV	44,115	82,369
PostNL NV	167,288	816,515
Refresco Group NV	1,225	29,095
SBM Offshore NV	72,035	1,267,580
Sligro Food Group NV	10,629	508,180
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV (a) (b) (c)	13,542	93,163
TKH Group NV	13,932	884,116
TomTom NV (b)	51,405	508,829
Van Lanschot Kempen NV	45	1,411
Wessanen	34,020	701,198

		18,361,273

New Zealand—0.8%
Abano Healthcare Group, Ltd.	880	6,235
Air New Zealand, Ltd.	205,023	461,782
Briscoe Group, Ltd.	13,123	32,066
Chorus, Ltd.	126,068	374,998
Ebos Group, Ltd.	27,886	366,471
Freightways, Ltd.	43,770	237,962
Genesis Energy, Ltd.	64,870	115,830
Gentrack Group, Ltd.	6,656	31,825
Hallenstein Glasson Holdings, Ltd.	19,012	53,214
Heartland Bank, Ltd.	72,313	106,751
Infratil, Ltd.	173,171	407,322
Kathmandu Holdings, Ltd.	23,984	41,230
Mainfreight, Ltd.	25,123	452,043
Methven, Ltd.	19,898	15,529

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Metlifecare, Ltd.	34,148	$147,553
Metro Performance Glass, Ltd.	8,816	6,230
Michael Hill International, Ltd.	82,929	75,052
New Zealand Oil & Gas, Ltd. (b)	65,632	32,574
New Zealand Refining Co., Ltd. (The)	27,432	51,499
NZME, Ltd.	71,247	43,801
NZX, Ltd.	83,876	66,512
Pacific Edge, Ltd. (b)	17,353	4,803
PGG Wrightson, Ltd.	58,545	24,794
Port of Tauranga, Ltd.	111,814	391,061
Restaurant Brands New Zealand, Ltd.	55,036	284,495
Rubicon, Ltd. (b)	9,922	1,376
Sanford, Ltd.	314	1,847
Scales Corp., Ltd.	7,570	25,608
Skellerup Holdings, Ltd.	29,759	39,032
SKY Network Television, Ltd.	114,579	228,095
SKYCITY Entertainment Group, Ltd.	204,112	599,304
Summerset Group Holdings, Ltd.	25,600	99,818
Synlait Milk, Ltd. (b)	5,575	28,446
Tilt Renewables, Ltd.	13,980	20,331
Tourism Holdings, Ltd.	14,193	60,893
TOWER, Ltd. (b)	59,836	28,551
Trade Me Group, Ltd.	106,241	365,144
Trustpower, Ltd.	13,980	59,182
Vector, Ltd.	36,949	90,996
Warehouse Group, Ltd. (The)	39,693	58,493
Xero, Ltd. (b)	10,475	233,597
Z Energy, Ltd.	8,722	47,231

		5,819,576

Norway—0.7%
ABG Sundal Collier Holding ASA	112,462	81,501
AF Gruppen ASA	945	15,371
Akastor ASA (b)	21,838	43,593
Aker Solutions ASA (b)	27,627	155,133
American Shipping Co. ASA (b)	12,027	35,012
Atea ASA (b)	21,438	301,543
Austevoll Seafood ASA	25,816	214,577
B2Holding ASA	10,283	26,154
Bonheur ASA	10,311	112,682
Borregaard ASA	16,711	165,880
BW Offshore, Ltd. (b)	29,311	127,507
DNO ASA (b)	140,550	162,620
Ekornes ASA	10,741	155,023
Fred Olsen Energy ASA (b) (e)	4,442	11,901
Frontline, Ltd. (e)	10,258	47,601
Grieg Seafood ASA	11,731	102,834
Hexagon Composites ASA (b)	24,991	83,637
Hoegh LNG Holdings, Ltd.	13,626	107,985
Kongsberg Automotive ASA (b)	185,093	264,544
Kvaerner ASA (b)	60,872	116,855
NEL ASA (b)	130,541	53,071
Nordic Nanovector ASA (b) (e)	3,239	31,958
Nordic Semiconductor ASA (b) (e)	44,887	229,539
Norway Royal Salmon ASA	655	10,743
Norwegian Air Shuttle ASA (b) (e)	8,166	175,030

Norway—(Continued)
Norwegian Property ASA	11,843	15,287
Ocean Yield ASA	5,643	47,664
Odfjell Drilling, Ltd. (b)	3,309	14,705
Odfjell SE - A Shares	1,949	7,583
Opera Software ASA (b)	21,316	68,013
Petroleum Geo-Services ASA (b) (e)	61,434	125,052
PhotoCure ASA (b)	5,477	18,172
ProSafe SE (b)	3,505	5,100
Protector Forsikring ASA	13,480	147,759
Q-Free ASA (b)	24,256	23,766
Sbanken ASA	3,812	37,606
Scatec Solar ASA	12,027	73,121
Selvaag Bolig ASA	3,405	14,060
Sevan Marine ASA (b)	16,466	29,096
Solstad Farstad ASA (b)	10,202	7,503
Songa Offshore (b)	3,180	23,288
SpareBank 1 SR Bank ASA	7,986	84,608
Stolt-Nielsen, Ltd.	5,818	77,340
TGS Nopec Geophysical Co. ASA	995	23,537
Tomra Systems ASA	28,409	455,011
Treasure ASA	21,003	36,809
Veidekke ASA	27,432	309,911
Wilh Wilhelmsen Holding ASA - Class A	4,777	143,976
XXL ASA	17,225	178,373

		4,799,634

Peru—0.0%
Hochschild Mining plc	74,658	266,099

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	15,921

Portugal—0.4%
Altri SGPS S.A.	35,597	220,796
Banco Comercial Portugues S.A. - Class R (b)	2,143,248	697,876
Banco Espirito Santo S.A. (a) (b) (c) (d)	89,078	0
CTT-Correios de Portugal S.A.	5,621	23,672
Mota-Engil SGPS S.A.	40,942	179,899
Navigator Co. S.A. (The)	95,010	484,164
NOS SGPS S.A.	73,113	480,724
Novabase SGPS S.A.	7,827	28,632
REN - Redes Energeticas Nacionais SGPS S.A.	118,370	351,638
Semapa-Sociedade de Investimento e Gestao	3,197	68,237
Sonae SGPS S.A.	280,308	377,936
Teixeira Duarte S.A.	59,382	15,863

		2,929,437

Russia—0.0%
Evraz plc	60,200	276,148
Petropavlovsk plc (b)	192,556	20,155

		296,303

Singapore—1.1%
Abterra, Ltd. (b) (d)	51,720	3,094
Accordia Golf Trust	47,600	24,382
Ascendas India Trust	94,500	81,239

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
ASL Marine Holdings, Ltd. (b)	52,500	$4,161
Baker Technology, Ltd.	33,200	15,639
Banyan Tree Holdings, Ltd. (b)	97,700	41,261
Bonvests Holdings, Ltd.	18,000	18,572
Boustead Projects, Ltd.	24,607	15,972
Boustead Singapore, Ltd.	82,025	52,739
Breadtalk Group, Ltd.	37,000	46,961
Bukit Sembawang Estates, Ltd.	72,000	337,436
BW LPG, Ltd. (b) (e)	15,049	70,812
Centurion Corp., Ltd.	38,000	14,890
China Aviation Oil Singapore Corp., Ltd.	94,800	114,816
Chip Eng Seng Corp., Ltd.	157,000	114,414
Chuan Hup Holdings, Ltd.	125,000	27,536
ComfortDelGro Corp., Ltd.	152,800	225,958
COSCO Shipping International Singapore Co., Ltd. (b)	202,500	56,760
Creative Technology, Ltd. (b)	22,600	18,087
CSE Global, Ltd.	197,000	53,729
CW Group Holdings, Ltd.	106,000	17,473
Delfi, Ltd.	66,000	70,039
Dyna-Mac Holdings, Ltd. (b)	98,000	8,869
Elec & Eltek International Co., Ltd.	23,000	36,355
Ezion Holdings, Ltd. (a) (b) (c) (d)	516,229	1,084
Ezra Holdings, Ltd. (a) (b) (c) (d)	1,000,703	40,529
Far East Orchard, Ltd.	74,044	83,040
First Resources, Ltd.	86,700	120,988
Food Empire Holdings, Ltd.	54,000	27,256
Fragrance Group, Ltd.	752,800	94,214
Gallant Venture, Ltd. (b)	126,000	12,340
Geo Energy Resources, Ltd.	155,000	30,651
GK Goh Holdings, Ltd.	12,000	9,511
GL, Ltd.	188,000	118,062
Golden Agri-Resources, Ltd.	882,200	243,886
GuocoLand, Ltd.	28,000	46,850
Halcyon Agri Corp., Ltd. (b)	188,713	81,095
Hanwell Holdings, Ltd.	19,000	4,391
Haw Par Corp., Ltd.	12,600	106,893
Hi-P International, Ltd.	47,200	65,897
Hiap Hoe, Ltd.	58,000	37,944
Ho Bee Land, Ltd.	74,400	136,753
Hong Fok Corp., Ltd.	146,740	94,419
Hong Leong Asia, Ltd.	41,000	32,149
Hotel Grand Central, Ltd.	1,000	1,070
Hour Glass, Ltd. (The)	129,000	63,176
Hwa Hong Corp., Ltd.	138,000	32,111
Hyflux, Ltd.	179,500	50,344
IGG, Inc.	167,000	179,695
Indofood Agri Resources, Ltd.	152,000	44,320
Japfa, Ltd.	38,500	14,680
k1 Ventures, Ltd. (a) (c) (d)	80,800	45,914
Kenon Holdings, Ltd. (b)	2,312	49,355
Keppel Infrastructure Trust	549,659	236,009
Keppel Telecommunications & Transportation, Ltd.	44,000	51,675
Koh Brothers Group, Ltd.	97,000	24,297
Lian Beng Group, Ltd.	116,900	64,655
Low Keng Huat Singapore, Ltd.	122,600	62,466
Lum Chang Holdings, Ltd.	115,000	31,383
M1, Ltd.	89,500	119,089

Singapore—(Continued)
Metro Holdings, Ltd.	141,600	119,638
Mewah International, Inc.	110,000	25,041
Midas Holdings, Ltd. (b)	452,000	36,495
NSL, Ltd.	15,000	15,684
Overseas Union Enterprise, Ltd.	119,200	166,663
Oxley Holdings, Ltd.	118,470	57,956
Pan-United Corp., Ltd.	53,750	23,306
Penguin International, Ltd. (b)	64,333	15,395
Q&M Dental Group Singapore, Ltd.	41,800	19,122
QAF, Ltd.	74,167	62,273
Raffles Education Corp., Ltd. (b)	384,774	69,041
Raffles Medical Group, Ltd.	148,756	124,555
RHT Health Trust	84,400	53,094
Rickmers Maritime (a) (b) (c) (d)	110,000	0
Riverstone Holdings, Ltd.	40,000	32,303
Rotary Engineering, Ltd.	85,000	29,208
Roxy-Pacific Holdings, Ltd.	85,750	34,296
SATS, Ltd.	78,900	306,228
SBS Transit, Ltd.	40,500	76,009
Sembcorp Marine, Ltd.	57,700	79,180
Sheng Siong Group, Ltd.	133,900	92,571
SHS Holdings, Ltd.	47,000	7,766
SIA Engineering Co., Ltd.	44,300	103,559
SIIC Environment Holdings, Ltd.	167,400	64,628
Sinarmas Land, Ltd.	618,500	184,949
Sing Holdings, Ltd.	82,000	27,280
Singapore Post, Ltd.	281,700	261,170
Singapore Press Holdings, Ltd.	236,500	467,987
Singapore Reinsurance Corp., Ltd.	1,000	236
Stamford Land Corp., Ltd.	278,000	103,139
StarHub, Ltd.	90,700	193,260
Sunningdale Tech, Ltd.	41,100	59,303
Swiber Holdings, Ltd. (a) (b) (c) (d)	117,749	1,796
Tuan Sing Holdings, Ltd.	169,000	56,719
UMS Holdings, Ltd.	116,250	88,256
United Engineers, Ltd.	138,000	272,391
United Industrial Corp., Ltd.	13,600	33,636
United Overseas Insurance, Ltd.	4,000	21,773
UOB-Kay Hian Holdings, Ltd.	131,440	133,621
UPP Holdings, Ltd.	46,000	9,118
Vibrant Group, Ltd.	47,600	13,262
Vicom, Ltd.	2,000	8,666
Wee Hur Holdings, Ltd.	85,000	15,232
Wheelock Properties Singapore, Ltd.	58,000	82,255
Wing Tai Holdings, Ltd.	159,621	271,868
XP Power, Ltd.	4,116	190,532
Yeo Hiap Seng, Ltd.	19,712	18,560
Yongnam Holdings, Ltd. (b)	241,875	57,171

		8,115,576

South Africa—0.0%
Petra Diamonds, Ltd. (b)	172,115	181,699

Spain—2.2%
Acciona S.A.	7,805	636,993
Acerinox S.A.	70,013	998,774

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Adveo Group International S.A. (b)	6,292	$18,569
Alantra Partners S.A.	3,678	59,820
Almirall S.A. (e)	20,336	203,427
Amper S.A. (b) (e)	186,713	42,840
Applus Services S.A.	19,916	269,487
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	222,690
Azkoyen S.A.	1,608	15,452
Baron de Ley (b)	1,039	137,696
Bolsas y Mercados Espanoles SHMSF S.A.	27,936	889,049
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cellnex Telecom S.A.	27,757	710,428
Cia de Distribucion Integral Logista Holdings S.A.	5,901	135,696
Cie Automotive S.A.	17,266	501,395
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	241,116
Distribuidora Internacional de Alimentacion S.A.	184,598	951,719
Duro Felguera S.A. (b) (e)	27,756	10,973
Ebro Foods S.A.	25,801	604,088
Elecnor S.A.	11,262	179,521
Enagas S.A.	26,709	764,031
Ence Energia y Celulosa S.A	61,968	408,199
Ercros S.A.	60,314	206,076
Euskaltel S.A.	1,702	13,863
Faes Farma S.A.	127,349	448,577
Fluidra S.A.	12,850	181,856
Grupo Catalana Occidente S.A.	20,412	903,143
Grupo Empresarial San Jose S.A. (b)	3,834	16,275
Grupo Ezentis S.A. (b)	39,717	29,125
Iberpapel Gestion S.A.	612	21,118
Indra Sistemas S.A. (b)	42,149	575,769
Laboratorios Farmaceuticos Rovi S.A.	3,511	65,857
Liberbank S.A. (b)	29,830	15,798
Mediaset Espana Comunicacion S.A.	49,361	553,421
Melia Hotels International S.A.	21,300	293,520
Miquel y Costas & Miquel S.A.	6,972	300,873
NH Hotel Group S.A.	69,951	502,918
Obrascon Huarte Lain S.A. (b)	35,775	213,703
Papeles y Cartones de Europa S.A.	22,293	302,856
Pharma Mar S.A. (b)	72,263	214,544
Prim S.A.	3,013	37,958
Promotora de Informaciones S.A. - Class A (b) (e)	13,933	41,294
Prosegur Cia de Seguridad S.A.	54,905	431,275
Quabit Inmobiliaria S.A. (b)	13,024	29,307
Realia Business S.A. (b)	112,366	148,157
Sacyr S.A. (b) (e)	111,065	313,816
Saeta Yield S.A.	3,428	40,351
Solaria Energia y Medio Ambiente S.A. (b)	19,439	37,943
Talgo S.A.	7,525	38,439
Tecnicas Reunidas S.A. (e)	11,115	352,424
Tubacex S.A. (b) (e)	28,250	113,371
Tubos Reunidos S.A. (b)	21,752	19,574
Vidrala S.A.	7,698	781,635
Viscofan S.A.	14,797	975,861
Vocento S.A. (b)	10,923	20,055
Zardoya Otis S.A.	17,057	186,539

		16,429,254

Sweden—2.7%
AAK AB	8,521	729,669
Acando AB	32,705	111,059
AddLife AB	8,096	168,234
AddNode Group AB (e)	2,531	23,356
AddTech AB - B Shares	22,573	493,095
AF AB - B Shares	24,002	529,150
Ahlstrom-Munksjo Oyj (b)	17,418	379,716
Alimak Group AB	1,657	25,852
Arise AB (b)	4,852	7,687
Atrium Ljungberg AB - B Shares	6,009	95,417
Avanza Bank Holding AB	7,660	321,257
Axactor AB (b) (e)	191,263	66,843
BE Group AB (b)	1,962	11,957
Beijer Alma AB	9,404	300,087
Beijer Electronics Group AB (b)	7,843	28,660
Beijer Ref AB	6,792	261,394
Bergman & Beving AB - B Shares	12,796	134,010
Betsson AB (b)	27,465	202,568
Bilia AB - A Shares	36,212	353,089
BillerudKorsnas AB	8,804	150,480
BioGaia AB - B Shares	5,094	202,234
Biotage AB	15,339	156,524
Bjorn Borg AB (b)	9,936	34,012
Bonava AB	928	12,841
Bonava AB - B Shares	684	9,546
Bravida Holding AB	4,255	28,408
Bufab AB	908	11,738
Bulten AB	2,144	32,016
Bure Equity AB	17,448	208,380
Byggmax Group AB	18,326	122,779
Capio AB (144A)	3,843	20,588
Catena AB	950	17,976
Clas Ohlson AB - B Shares	16,271	223,025
Cloetta AB - B Shares	92,493	334,806
Com Hem Holding AB	15,039	229,857
Concordia Maritime AB - B Shares	4,217	6,406
Corem Property Group AB - B Shares (b)	22,270	12,570
Corem Property Group AB - Class A	2,227	1,370
Dios Fastigheter AB	31,852	216,254
Dometic Group AB	13,336	135,651
Doro AB	3,391	18,060
Duni AB	15,028	222,139
Dustin Group AB	1,409	13,985
Eastnine AB	7,088	70,626
Fabege AB	44,369	943,098
Fagerhult AB	15,711	192,364
FastPartner AB	768	13,724
Granges AB	11,105	114,028
Gunnebo AB	12,816	52,638
Haldex AB (b)	17,698	188,087
Hemfosa Fastigheter AB	14,975	200,489
HIQ International AB (b)	23,043	174,641
Hoist Finance AB	3,141	35,286
Holmen AB - B Shares	15,352	814,497
Indutrade AB	21,415	582,219
Inwido AB	3,779	38,607
ITAB Shop Concept AB - Class B	1,944	12,253

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
JM AB	23,748	$540,271
KappAhl AB	29,980	165,380
Karo Pharma AB	17,354	70,454
Klovern AB - B Shares	114,185	149,100
Know It AB	9,489	179,571
Kungsleden AB	56,456	409,452
Lagercrantz Group AB - B Shares	24,681	243,653
Lindab International AB	21,316	177,209
Loomis AB - Class B	19,301	808,207
Medivir AB - B Shares (b)	10,470	61,690
Mekonomen AB	9,225	167,715
Modern Times Group MTG AB - B Shares	9,830	413,131
Momentum Group AB - Class B (b)	12,796	181,661
MQ Holding AB	9,112	29,673
Mycronic AB (e)	25,742	266,325
NCC AB - B Shares	10,921	209,188
Nederman Holding AB	932	28,403
Net Insight AB - Class B (b)	74,697	43,070
NetEnt AB (b)	45,991	316,742
New Wave Group AB - B Shares	15,773	104,701
Nobia AB	43,387	366,533
Nobina AB	6,771	44,565
Nolato AB - B Shares	9,452	620,304
Nordax Group AB	712	4,595
OEM International AB - B Shares	498	10,740
Opus Group AB	46,122	36,525
Pandox AB	2,349	45,376
Peab AB	53,219	457,690
Pricer AB - B Shares	32,212	33,378
Proact IT Group AB	3,458	76,111
Probi AB	211	8,745
Ratos AB - B Shares	40,725	177,916
RaySearch Laboratories AB (b)	4,401	91,729
Recipharm AB - B Shares	2,485	29,843
Sagax AB - Class B	14,540	174,068
SAS AB (b) (e)	30,409	78,725
Scandi Standard AB	7,414	57,342
Sectra AB - B Shares (b)	4,644	97,393
Semcon AB	5,540	32,167
SkiStar AB	9,076	174,582
Sweco AB - B Shares	14,540	322,035
Systemair AB	4,286	65,365
Thule Group AB	14,376	323,161
Victoria Park AB - B Shares	14,801	52,944
Vitrolife AB	4,321	328,149
Wallenstam AB - B Shares	61,808	594,495
Wihlborgs Fastigheter AB	28,117	671,645

		19,639,019

Switzerland—5.1%
Allreal Holding AG (b)	3,866	653,664
ALSO Holding AG (b)	548	75,336
APG SGA S.A.	468	218,569
Arbonia AG (b) (e)	10,560	176,078
Aryzta AG (b)	15,438	612,303
Ascom Holding AG	12,379	319,633

Switzerland—(Continued)
Autoneum Holding AG	1,187	341,593
Bachem Holding AG - Class B	1,074	169,621
Bank Cler AG	2,047	89,407
Banque Cantonale de Geneve	750	126,143
Banque Cantonale Vaudoise	739	556,960
Belimo Holding AG	142	619,959
Bell Food Group AG (e)	560	247,325
Bellevue Group AG (b)	3,322	82,795
Berner Kantonalbank AG	1,950	352,955
BFW Liegenschaften AG (b)	528	23,408
BKW AG	4,798	285,295
Bobst Group S.A.	4,214	559,494
Bossard Holding AG - Class A	2,245	528,478
Bucher Industries AG	2,604	1,055,905
Burckhardt Compression Holding AG (e)	1,124	364,517
Burkhalter Holding AG	1,291	168,112
Calida Holding AG (b)	2,002	78,071
Carlo Gavazzi Holding AG	48	16,693
Cembra Money Bank AG (b)	4,192	389,930
Cham Paper Holding AG (b)	113	52,426
Cicor Technologies, Ltd. (b)	644	39,996
Cie Financiere Tradition S.A.	579	56,650
Coltene Holding AG (e)	1,187	115,599
Conzzeta AG	292	304,441
Daetwyler Holding AG	2,846	549,474
DKSH Holding AG	3,770	329,760
dormakaba Holding AG (b)	930	864,458
Edmond de Rothschild Suisse S.A.	3	56,892
EFG International AG (b)	20,307	214,721
Emmi AG (b)	916	658,946
Energiedienst Holding AG	3,017	80,354
Feintool International Holding AG (b)	588	71,175
Fenix Outdoor International AG	883	104,953
Ferrexpo plc	36,701	144,329
Flughafen Zuerich AG	4,026	920,617
Forbo Holding AG	336	517,712
GAM Holding AG (b)	68,723	1,107,482
Georg Fischer AG	1,395	1,839,942
Gurit Holding AG (b)	164	176,997
Helvetia Holding AG	2,402	1,350,249
Hiag Immobilien Holding AG (b)	891	110,547
Highlight Communications AG	7,829	47,765
HOCHDORF Holding AG (b)	174	51,054
Huber & Suhner AG	5,559	290,028
Implenia AG	6,413	433,276
Inficon Holding AG (b)	628	391,954
Interroll Holding AG	243	359,756
Intershop Holding AG (e)	395	197,397
IWG plc	206,169	716,367
Jungfraubahn Holding AG	85	11,095
Kardex AG (b)	2,247	275,887
Komax Holding AG	1,321	432,644
Kudelski S.A. (e)	13,221	163,070
LEM Holding S.A.	246	417,015
Logitech International S.A.	31,104	1,048,942
Luzerner Kantonalbank AG	1,452	693,068
MCH Group AG	831	56,512

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Metall Zug AG - B Shares	66	$250,305
Meyer Burger Technology AG (b)	59,465	101,860
Mikron Holding AG (b)	474	3,550
Mobilezone Holding AG	10,014	132,034
Mobimo Holding AG (b)	2,761	740,640
OC Oerlikon Corp. AG (b)	74,629	1,256,744
Orascom Development Holding AG (b)	5,250	59,254
Orell Fuessli Holding AG	428	49,527
Oriflame Holding AG	4,387	180,736
Orior AG (e)	2,240	177,355
Panalpina Welttransport Holding AG	2,641	409,456
Phoenix Mecano AG	274	172,763
Plazza AG - Class A	292	68,325
PSP Swiss Property AG	9,560	905,931
Rieter Holding AG (b)	1,344	327,939
Romande Energie Holding S.A.	111	134,415
Schaffner Holding AG (b)	238	75,823
Schmolz & Bickenbach AG (b)	161,565	139,201
Schweiter Technologies AG	381	493,515
SFS Group AG (b)	1,054	122,340
Siegfried Holding AG (b)	1,665	553,545
St. Galler Kantonalbank AG	1,123	557,757
Sulzer AG	2,848	344,870
Sunrise Communications Group AG (b)	5,526	504,624
Swiss Prime Site AG (b)	1,447	133,521
Swissquote Group Holding S.A.	3,968	155,352
Tamedia AG	904	127,991
Tecan Group AG	2,995	622,347
Temenos Group AG (b)	15,288	1,956,460
U-Blox Holding AG (b)	2,262	445,177
Valiant Holding AG	5,102	551,395
Valora Holding AG	1,467	488,862
VAT Group AG (b)	733	108,429
Vaudoise Assurances Holding S.A.	423	229,430
Vetropack Holding AG	88	169,354
Von Roll Holding AG (b)	7,038	10,091
Vontobel Holding AG	9,780	617,205
VZ Holding AG	318	107,861
Walliser Kantonalbank (b)	1,160	114,514
Walter Meier AG	872	34,801
Warteck Invest AG	15	30,020
Ypsomed Holding AG (b)	1,361	223,745
Zehnder Group AG	3,984	163,303
Zug Estates Holding AG - B Shares (b)	83	155,614
Zuger Kantonalbank AG	59	318,781

		37,892,556

United Arab Emirates—0.0%
Lamprell plc (b) (e)	100,553	106,479

United Kingdom—15.3%
4imprint Group plc	7,338	187,933
888 Holdings plc	47,916	182,237
A.G. Barr plc	43,047	387,413
AA plc	96,328	220,953
Acacia Mining plc	56,954	151,769

United Kingdom—(Continued)
Acal plc	17,866	88,934
Afren plc (a) (b) (c) (d)	251,096	0
Aggreko plc	27,877	299,780
Air Partner plc	4,960	9,379
Aldermore Group plc (b)	6,451	27,029
Anglo Pacific Group plc	35,633	73,165
Anglo-Eastern Plantations plc	4,252	44,142
Arrow Global Group plc	27,741	148,418
Ascential plc	14,187	73,792
Ashmore Group plc	105,606	577,483
Auto Trader Group plc	108,911	516,994
AVEVA Group plc	4,501	167,342
Avon Rubber plc (e)	10,973	180,774
Balfour Beatty plc	272,534	1,092,254
BBA Aviation plc	419,362	1,979,368
Beazley plc	227,019	1,627,630
Bellway plc	41,435	1,992,563
Bloomsbury Publishing plc	25,349	64,661
Bodycote plc	96,241	1,185,653
Booker Group plc	459,166	1,413,666
Bovis Homes Group plc	60,601	954,065
Braemar Shipping Services plc	7,120	26,075
Brewin Dolphin Holdings plc	126,720	665,901
Britvic plc	71,540	784,558
BTG plc (b)	51,257	525,799
Cairn Energy plc (b)	234,247	670,609
Cambian Group plc	11,987	31,740
Capita plc	10,078	54,486
Capital & Counties Properties plc (e)	90,745	391,499
Carclo plc (b)	16,990	29,116
Card Factory plc	15,642	61,993
Carillion plc (e)	169,977	39,486
Carr’s Group plc	15,540	26,827
Castings plc	2,870	17,094
Centaur Media plc	92,526	56,884
Chemring Group plc	123,138	304,394
Chesnara plc	58,648	308,247
Cineworld Group plc	70,599	572,554
City of London Investment Group plc	2,966	16,554
Clarkson plc	4,101	158,342
Close Brothers Group plc	58,401	1,141,455
CLS Holdings plc	40,710	135,828
CMC Markets plc	10,674	21,669
Cobham plc (b)	764,307	1,298,553
Communisis plc	57,478	50,084
Computacenter plc	33,426	518,148
Concentric AB	17,437	320,918
Connect Group plc	107,240	162,027
Consort Medical plc	22,450	353,656
Costain Group plc	22,166	139,965
Countryside Properties plc	5,453	25,980
Countrywide plc (b)	2,910	4,727
Cranswick plc	21,201	954,793
Crest Nicholson Holdings plc	28,494	208,651
Daejan Holdings plc	1,147	93,870
Daily Mail & General Trust plc - Class A	92,436	742,864
Dairy Crest Group plc	60,187	468,780

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
De La Rue plc	32,774	$283,963
Debenhams plc (e)	426,182	202,546
Dechra Pharmaceuticals plc	5,276	148,998
Devro plc	61,396	189,722
Dialight plc (b)	3,360	24,975
Dialog Semiconductor plc (b)	22,851	707,802
Dignity plc	21,727	532,809
Diploma plc	38,305	643,279
Dixons Carphone plc	17,341	46,578
Domino’s Pizza Group plc	147,744	689,187
Drax Group plc	137,597	500,700
DS Smith plc	65,678	456,786
Dunelm Group plc	12,749	118,698
EI Group plc (b)	256,620	489,435
Electrocomponents plc	164,450	1,389,040
Elementis plc	171,004	665,148
EnQuest plc (b) (e)	582,443	222,161
EnQuest plc (b)	38,556	14,849
Essentra plc	78,989	564,419
esure Group plc	25,635	85,944
Euromoney Institutional Investor plc	14,736	258,736
FDM Group Holdings plc	1,458	18,382
Fenner plc	78,996	426,173
Fidessa Group plc	14,501	495,353
Findel plc (b)	17,439	49,589
Firstgroup plc (b)	412,049	614,204
Foxtons Group plc (e)	60,218	66,334
Fuller Smith & Turner plc - Class A	7,667	94,938
Galliford Try plc	37,386	649,010
Games Workshop Group plc	1,696	60,231
Gem Diamonds, Ltd. (b)	35,552	34,034
Genus plc	23,438	800,561
Go-Ahead Group plc	12,021	241,622
Gocompare.Com Group plc	41,157	59,120
Grafton Group plc	88,160	953,831
Grainger plc	101,157	393,940
Greene King plc	121,167	907,586
Greggs plc	41,552	781,149
Gym Group plc (The)	6,223	18,408
Halfords Group plc	89,687	422,982
Halma plc	90,234	1,531,334
Hays plc	457,893	1,121,092
Headlam Group plc	50,985	402,900
Helical plc	47,664	218,341
Henry Boot plc	5,947	25,511
Hill & Smith Holdings plc	32,350	582,974
Hilton Food Group plc	5,520	64,135
Hiscox, Ltd.	105,275	2,075,003
Hogg Robinson Group plc	72,262	79,950
HomeServe plc	104,232	1,135,883
Howden Joinery Group plc	206,102	1,298,099
Hunting plc (b)	52,837	430,783
Huntsworth plc	31,310	34,473
IG Group Holdings plc	127,101	1,227,533
IMI plc	56,391	1,009,439
Inchcape plc	161,511	1,702,812
Indivior plc (b)	173,858	946,423

United Kingdom—(Continued)
Inmarsat plc	94,184	624,079
Intermediate Capital Group plc	52,801	814,164
International Personal Finance plc	79,366	211,613
Interserve plc (b) (e)	69,361	88,770
IP Group plc (b)	139,902	268,635
ITE Group plc	82,799	203,032
J.D. Wetherspoon plc (e)	32,994	560,416
Jackpotjoy plc (b)	2,200	24,622
James Fisher & Sons plc	20,005	420,915
Jardine Lloyd Thompson Group plc	46,166	866,541
JD Sports Fashion plc	160,421	727,334
John Menzies plc	24,573	224,428
John Wood Group plc	152,606	1,333,843
Jupiter Fund Management plc	117,655	997,796
Just Group plc	10,076	22,970
Kcom Group plc	219,489	269,076
Keller Group plc	25,571	334,081
Kier Group plc	26,579	390,362
Ladbrokes Coral Group plc	312,983	765,529
Laird plc	234,556	434,766
Lancashire Holdings, Ltd.	67,933	625,167
Laura Ashley Holdings plc	25,157	2,562
Lonmin plc (b)	12,029	13,614
Lookers plc	131,372	182,509
Low & Bonar plc	37,972	27,918
LSL Property Services plc	11,741	43,825
Man Group plc	598,620	1,666,162
Marshalls plc	63,336	388,091
Marston’s plc	258,409	392,530
McBride plc (b)	79,138	246,372
McColl’s Retail Group plc	12,767	45,547
Mears Group plc	41,542	229,982
Meggitt plc	140,855	912,039
Melrose Industries plc	446,139	1,271,772
Millennium & Copthorne Hotels plc	54,328	428,257
Mitchells & Butlers plc	69,112	262,858
Mitie Group plc	137,149	356,630
Moneysupermarket.com Group plc	143,669	690,128
Morgan Advanced Materials plc	113,848	516,454
Morgan Sindall Group plc	17,569	338,205
Mothercare plc (b)	51,119	44,773
N Brown Group plc	73,957	270,234
National Express Group plc	203,273	1,042,836
NCC Group plc	76,130	240,598
NEX Group plc	114,424	936,767
Norcros plc	4,097	9,868
Northgate plc	48,315	248,078
Ocado Group plc (b)	86,941	464,682
OneSavings Bank plc	14,286	79,505
Ophir Energy plc (b)	122,457	111,615
Oxford Instruments plc	13,946	160,126
Pagegroup plc	84,971	532,821
Paragon Banking Group plc	26,385	174,249
PayPoint plc	19,490	240,190
Pendragon plc	345,188	132,952
Pennon Group plc	139,688	1,470,256
Petrofac, Ltd.	30,916	212,786

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Phoenix Group Holdings	60,226	$633,287
Photo-Me International plc	49,810	123,790
Playtech plc	58,243	674,696
Polypipe Group plc	18,339	97,280
Porvair plc	4,494	28,187
Premier Foods plc (b)	334,879	194,063
Premier Oil plc (b) (e)	172,107	175,952
PZ Cussons plc	102,110	444,092
QinetiQ Group plc	183,469	570,762
Rank Group plc	29,633	96,228
Rathbone Brothers plc	17,307	595,106
REA Holdings plc (b)	1,120	4,799
Redrow plc	150,678	1,334,772
Renewi plc	221,260	308,622
Renishaw plc	16,765	1,177,312
Renold plc (b)	64,766	42,634
Rentokil Initial plc	79,921	341,927
Restaurant Group plc (The)	63,027	255,983
Ricardo plc (e)	13,452	161,051
Rightmove plc	25,705	1,561,199
RM plc	43,283	116,316
Robert Walters plc	14,599	116,391
Rotork plc	286,300	1,028,449
RPC Group plc	140,988	1,667,789
RPS Group plc	100,537	371,587
Saga plc	79,549	135,419
Savills plc	62,765	840,424
SDL plc	33,826	201,039
Senior plc	166,890	585,309
Serco Group plc (b)	96,155	128,305
Severfield plc	100,890	109,095
SIG plc	252,797	600,944
Soco International plc	50,968	76,613
Softcat plc	3,533	24,811
Spectris plc	44,465	1,486,476
Speedy Hire plc	205,988	171,423
Spirax-Sarco Engineering plc	16,683	1,262,620
Spirent Communications plc	240,086	330,716
Sportech plc (b)	20,264	21,837
SSP Group plc	86,589	795,640
St. Ives plc	36,663	39,449
St. Modwen Properties plc	86,555	473,546
Stagecoach Group plc	127,734	282,809
Stallergenes Greer plc (b)	569	26,290
SThree plc	33,106	163,801
Stobart Group, Ltd.	19,669	74,767
Stock Spirits Group plc	12,315	44,683
SuperGroup plc	18,185	483,834
Synthomer plc	101,019	666,129
TalkTalk Telecom Group plc (e)	151,305	312,165
Tate & Lyle plc	153,810	1,459,081
Ted Baker plc	8,726	318,105
Telecom Plus plc	21,749	352,654
Thomas Cook Group plc	438,591	727,776
Topps Tiles plc	83,374	89,965
TP ICAP plc	203,445	1,457,141
Trifast plc	15,629	53,253

United Kingdom—(Continued)
Trinity Mirror plc	157,693	169,668
TT electronics plc	79,682	242,157
U & I Group plc	54,856	143,255
UBM plc	98,172	985,674
Ultra Electronics Holdings plc	27,882	507,909
Vectura Group plc (b)	245,376	389,961
Vesuvius plc	97,752	767,106
Victrex plc	29,970	1,067,455
Vitec Group plc (The)	10,351	157,505
Volex plc (b)	20,438	23,352
Vp plc	3,307	39,916
Weir Group plc (The)	19,037	543,642
WH Smith plc	48,142	1,524,089
William Hill plc	315,264	1,368,466
Wincanton plc	37,122	118,557
Xaar plc	18,088	90,274
ZPG plc	25,982	115,902

		113,010,641

United States—0.4%
Alacer Gold Corp. (b)	102,778	182,335
Argonaut Gold, Inc. (b)	57,325	109,451
Energy Fuels, Inc. (b)	9,915	17,827
Golden Star Resources, Ltd. (b) (e)	93,633	82,683
Mitel Networks Corp. (b) (e)	25,492	210,507
QIAGEN NV (b)	33,134	1,034,646
REC Silicon ASA (b) (e)	643,607	108,157
Sims Metal Management, Ltd.	81,887	1,004,477

		2,750,083

Total Common Stocks (Cost $529,002,150)		741,001,187

Preferred Stocks—0.1%

Germany—0.1%
Biotest AG	3,558	86,248
Draegerwerk AG & Co. KGaA	1,379	119,577
FUCHS Petrolub SE	912	48,232
Jungheinrich AG	13,710	647,000
Sartorius AG	447	42,657
Sixt SE	554	35,172
Sto SE & Co. KGaA	102	15,379

Total Preferred Stocks (Cost $583,842)		994,265

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (b) (d)	9,600	0

Austria—0.0%
Intercell AG (a) (b) (c) (d)	24,163	0

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Rights—(Continued)

Security Description	Shares/ Principal Amount*	Value

France—0.0%
Etablissements Maurel et Prom (a) (b) (c) (d)	27,199	$0

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Spain—0.0%
Faes Farma S.A. (b)	127,349	15,738

Total Rights (Cost $15,010)		15,738

Warrant—0.0%

Canada—0.0%
Novelion Therapeutics, Inc., Expires 11/23/17 (b) (d) (Cost $0)	51,000	0

Total Warrants (Cost $0)		0

Securities Lending Reinvestments (f)—2.7%

Certificates of Deposit—1.2%
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (g)	1,000,000	999,963
Bank of Montreal 1.972%, 01/11/18	500,514	500,073
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (g)	500,000	500,031
KBC Bank NV 1.550%, 01/29/18	500,000	500,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (g)	400,000	399,989
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (g)	500,000	499,961
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (g)	250,000	250,006
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (g)	750,000	749,973
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (g)	500,000	499,983
Standard Chartered plc 1.460%, 02/02/18	250,000	249,968
1.752%, 01/23/18	500,025	500,001
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (g)	500,000	499,845
Sumitomo Mitsui Banking Corp., New York 1.579%, 1M LIBOR + 0.200%, 02/05/18 (g)	250,000	250,009
1.612%, 1M LIBOR + 0.180%, 04/11/18 (g)	250,000	249,993
1.754%, 1M LIBOR + 0.190%, 04/26/18 (g)	500,000	499,996
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (g)	500,000	500,050
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (g)	500,000	500,172

Certificates of Deposit—(Continued)
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (g)	500,000	500,458

		8,650,471

Commercial Paper—0.3%
Canadian Imperial Bank 1.700%, 03/19/18	497,781	498,221
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (g)	250,000	250,019
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	498,238	498,788
Kells Funding LLC 1.400%, 03/01/18	496,442	498,736
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (g)	500,000	499,986

		2,245,750

Repurchase Agreements—1.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $353,583 on 01/02/18, collateralized by $357,256 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $360,882.	353,515	353,515
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,200,187 on 01/02/18, collateralized by $1,081,477 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,224,000.	1,200,000	1,200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $400,069 on 01/02/18, collateralized by $414,403 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $406,718.	400,000	400,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $700,121 on 01/02/18, collateralized by $720,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $714,003.	700,000	700,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $400,084 on 01/02/18, collateralized by $410,404 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $303,333 on 04/03/18, collateralized by $1,906 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $333,666.	300,000	300,000

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,013,352 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	$1,000,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $308,586 on 04/02/18, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $1,500,255 on 01/02/18, collateralized by $2,268,160 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $1,530,261.	1,500,000	1,500,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,000,160 on 01/02/18, collateralized by $3,015,661 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,020,000.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $382,455 on 01/02/18, collateralized by various Common Stock with a value of $423,188.	380,000	380,000

		7,533,515

Time Deposits—0.2%
Australia New Zealand Bank 1.330%, 01/02/18	400,000	400,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000
Nordea Bank New York 1.300%, 01/02/18	400,000	400,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		1,400,000

Total Securities Lending Reinvestments (Cost $19,829,209)		19,829,736

Total Investments—102.8% (Cost $549,430,211)		761,840,926
Other assets and liabilities (net)—(2.8)%		(20,765,973)

Net Assets—100.0%		$741,074,953

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.1% of net assets.
(d)	Illiquid security. As of December 31, 2017, these securities represent 0.1% of net assets.
(e)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $18,677,578 and the collateral received consisted of cash in the amount of $19,826,514. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Machinery	7.0
Metals & Mining	4.9
Real Estate Management & Development	4.1
Banks	3.9
Chemicals	3.8
Construction & Engineering	3.7
Food Products	3.6
Electronic Equipment, Instruments & Components	3.5
Hotels, Restaurants & Leisure	3.4
Capital Markets	3.4

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$715,713	$47,274,870	$87,648	$48,078,231
Austria	467,003	10,848,212	0	11,315,215
Belgium	1,554,226	13,550,224	175,826	15,280,276
Cambodia	—	353,699	—	353,699
Canada	57,171,033	68,001	16,739	57,255,773
China	128,036	1,262,994	—	1,391,030
Denmark	—	15,593,964	—	15,593,964
Finland	—	19,982,646	1,962	19,984,608
France	—	38,856,847	—	38,856,847
Georgia	—	340,494	—	340,494
Germany	—	44,955,236	—	44,955,236
Ghana	—	1,274,220	—	1,274,220
Greenland	—	1,778	—	1,778
Guernsey, Channel Islands	—	52,699	—	52,699
Hong Kong	373,193	18,728,669	248,661	19,350,523
India	—	143,897	—	143,897
Ireland	—	5,359,103	—	5,359,103
Isle of Man	—	765,276	—	765,276
Israel	—	7,410,752	—	7,410,752
Italy	—	30,779,002	0	30,779,002
Japan	87,437	186,533,264	—	186,620,701
Jersey, Channel Islands	—	730,033	—	730,033
Kazakhstan	—	928,979	—	928,979
Liechtenstein	—	200,268	—	200,268
Luxembourg	—	1,941,275	—	1,941,275
Macau	—	53,445	—	53,445
Malaysia	—	—	3,600	3,600
Malta	—	1,036,092	—	1,036,092
Monaco	330,621	—	—	330,621
Netherlands	—	18,268,103	93,170	18,361,273
New Zealand	—	5,819,576	—	5,819,576
Norway	47,601	4,752,033	—	4,799,634
Peru	—	266,099	—	266,099
Philippines	—	15,921	—	15,921
Portugal	—	2,929,437	0	2,929,437
Russia	—	296,303	—	296,303
Singapore	29,264	7,996,989	89,323	8,115,576
South Africa	—	181,699	—	181,699
Spain	—	16,429,254	0	16,429,254
Sweden	12,570	19,626,449	—	19,639,019

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Switzerland	$—	$37,892,556	$—	$37,892,556
United Arab Emirates	—	106,479	—	106,479
United Kingdom	4,799	113,005,842	0	113,010,641
United States	602,803	2,147,280	—	2,750,083
Total Common Stocks	61,524,299	678,759,959	716,929	741,001,187
Total Preferred Stocks*	—	994,265	—	994,265
Rights
Australia	—	0	—	0
Austria	—	—	0	0
France	—	—	0	0
Hong Kong	—	—	0	0
Spain	15,738	—	—	15,738
Total Rights	15,738	0	0	15,738
Total Warrant*	—	0	—	0
Total Securities Lending Reinvestments*	—	19,829,736	—	19,829,736
Total Investments	$61,540,037	$699,583,960	$716,929	$761,840,926

Collateral for Securities Loaned (Liability)	$—	$(19,826,514)	$—	$(19,826,514)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

Transfers from Level 2 to Level 1 in the amount of $188,019 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $1,938,581 were due to the application of a systematic fair valuation model factor.

Transfers from Level 3 to Level 2 and Level 1 in the amount of $156,975 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 2 and Level 1 to Level 3 in the amount of $741,273 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$761,840,926
Cash denominated in foreign currencies (c)	167,404
Receivable for:
Investments sold	1,825,599
Fund shares sold	110,878
Dividends	1,309,376
Prepaid expenses	1,911

Total Assets	765,256,094
Liabilities
Due to custodian	1,234,758
Collateral for securities loaned	19,826,514
Payables for:
Investments purchased	28,569
Securities lending cash collateral	625
Fund shares redeemed	2,037,502
Accrued Expenses:
Management fees	496,134
Distribution and service fees	19,287
Deferred trustees’ fees	116,751
Other expenses	421,001

Total Liabilities	24,181,141

Net Assets	$741,074,953

Net Assets Consist of:
Paid in surplus	$476,318,571
Undistributed net investment income	5,119,950
Accumulated net realized gain	47,196,046
Unrealized appreciation on investments and foreign currency transactions	212,440,386

Net Assets	$741,074,953

Net Assets
Class A	$647,596,395
Class B	93,478,558
Capital Shares Outstanding*
Class A	42,277,901
Class B	6,142,811
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.32
Class B	15.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $549,430,211.
(b)	Includes securities loaned at value of $18,677,578.
(c)	Identified cost of cash denominated in foreign currencies was $166,531.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$16,926,801
Interest	1,109
Securities lending income	685,570

Total investment income	17,613,480
Expenses
Management fees	5,750,034
Administration fees	22,612
Custodian and accounting fees	448,305
Distribution and service fees—Class B	211,059
Audit and tax services	68,483
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	38,609
Insurance	4,601
Miscellaneous	135,334

Total expenses	6,771,410
Less management fee waiver	(50,000)

Net expenses	6,721,410

Net Investment Income	10,892,070

Net Realized and Unrealized Gain
Net realized gain on:
Investments	49,256,441
Foreign currency transactions	18,834

Net realized gain	49,275,275

Net change in unrealized appreciation on:
Investments	129,835,235
Foreign currency transactions	71,068

Net change in unrealized appreciation	129,906,303

Net realized and unrealized gain	179,181,578

Net Increase in Net Assets From Operations	$190,073,648

(a)	Net of foreign withholding taxes of $1,569,235.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,892,070	$14,690,795
Net realized gain	49,275,275	34,599,740
Net change in unrealized appreciation (depreciation)	129,906,303	(10,319,139)

Increase in net assets from operations	190,073,648	38,971,396

From Distributions to Shareholders
Net investment income
Class A	(13,999,221)	(12,648,546)
Class B	(1,667,583)	(1,467,138)
Net realized capital gains
Class A	(28,951,949)	(36,530,415)
Class B	(3,841,192)	(4,808,951)

Total distributions	(48,459,945)	(55,455,050)

Decrease in net assets from capital share transactions	(62,478,294)	(6,958,272)

Total increase (decrease) in net assets	79,135,409	(23,441,926)

Net Assets
Beginning of period	661,939,544	685,381,470

End of period	$741,074,953	$661,939,544

Undistributed net investment income
End of period	$5,119,950	$8,267,635

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,079	$54,040	70,203	$852,354
Reinvestments	3,181,569	42,951,170	4,143,131	49,178,961
Redemptions	(7,480,223)	(105,916,766)	(4,240,434)	(54,395,002)

Net decrease	(4,294,575)	$(62,911,556)	(27,100)	$(4,363,687)

Class B
Sales	948,526	$13,377,371	863,724	$10,719,761
Reinvestments	410,184	5,508,775	531,421	6,276,089
Redemptions	(1,322,091)	(18,452,884)	(1,588,476)	(19,590,435)

Net increase (decrease)	36,619	$433,262	(193,331)	$(2,594,585)

Decrease derived from capital shares transactions		$(62,478,294)		$(6,958,272)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$12.57	$12.97		$14.84	$16.83	$13.85

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.28	(b)	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	3.52	0.44		0.78	(1.28)	3.42

Total from investment operations	3.74	0.72		1.03	(1.02)	3.70

Less Distributions
Distributions from net investment income	(0.32)	(0.29)		(0.31)	(0.38)	(0.30)
Distributions from net realized capital gains	(0.67)	(0.83)		(2.59)	(0.59)	(0.42)

Total distributions	(0.99)	(1.12)		(2.90)	(0.97)	(0.72)

Net Asset Value, End of Period	$15.32	$12.57		$12.97	$14.84	$16.83

Total Return (%) (c)	30.82	6.00	(d)	6.08	(6.50)	27.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.93		0.95	0.98	0.95
Net ratio of expenses to average net assets (%) (e)	0.91	0.92		0.94	0.97	0.94
Ratio of net investment income to average net assets (%)	1.56	2.26	(b)	1.78	1.58	1.86
Portfolio turnover rate (%)	5	8		12	10	12
Net assets, end of period (in millions)	$647.6	$585.6		$604.2	$606.4	$913.3

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$12.50	$12.89		$14.77	$16.75	$13.79

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.25	(b)	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments	3.50	0.44		0.77	(1.26)	3.41

Total from investment operations	3.68	0.69		0.98	(1.05)	3.65

Less Distributions
Distributions from net investment income	(0.29)	(0.25)		(0.27)	(0.34)	(0.27)
Distributions from net realized capital gains	(0.67)	(0.83)		(2.59)	(0.59)	(0.42)

Total distributions	(0.96)	(1.08)		(2.86)	(0.93)	(0.69)

Net Asset Value, End of Period	$15.22	$12.50		$12.89	$14.77	$16.75

Total Return (%) (c)	30.45	5.83	(d)	5.76	(6.69)	27.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.17	1.18		1.20	1.23	1.20
Net ratio of expenses to average net assets (%) (e)	1.16	1.17		1.19	1.22	1.19
Ratio of net investment income to average net assets (%)	1.29	2.01	(b)	1.50	1.32	1.58
Portfolio turnover rate (%)	5	8		12	10	12
Net assets, end of period (in millions)	$93.5	$76.3		$81.2	$74.5	$81.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $1,234,758 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,533,515. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$32,495,148	$0	$121,977,739

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$5,750,034	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$562,594,678
Gross unrealized appreciation	271,818,841
Gross unrealized depreciation	(72,572,593)

Net unrealized appreciation (depreciation)	$199,246,248

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$18,121,381	$14,816,351	$30,338,564	$40,638,699	$48,459,945	$55,455,050

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,674,583	$45,922,631	$199,275,919	$—	$264,873,133

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Dimensional International Small Company Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-50

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Dimensional International Small Company Portfolio (formerly, Met/Dimensional International Small Company Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board also took into account that the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Subadvised Expense Universe median and below the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were slightly above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned 15.14%, 14.85%, and 14.95%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 21.83% and 3.54%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 14.21%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 21.8% for the twelve-month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked policy interest rates by 25 basis points in June, the second of three hikes during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 and Russell 2000 Indices, respectively.

Over the period, global fixed income markets generated solid gains. Escalating geopolitical tensions and moderate disappointments in inflation data helped to contain the increase in sovereign yields prompted by central bank policy normalization. Despite concerns about prospects for retailers, particularly in the U.S., generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets while spreads tightened further. In the U.S., political controversies—in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election—led to a short-lived dip in risk assets. Throughout the year most developed market currencies strengthened versus the U.S. dollar as political uncertainty (tax reform, investigations into Russian involvement in the U.S. election) and continued skepticism about the Fed’s projected rate-hiking path weighed on the U.S. currency, though it retraced some gains during the fourth quarter.

Absolute returns in the major fixed income spread sectors were positive for each quarter of the year. On an excess return basis, most spread sectors posted positive returns over the period, including high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the period ended December 31, 2017.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2017. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of performance. That was the case this period; strong stock selection was the primary driver of benchmark-relative outperformance. Security selection within the Information Technology (“IT”) and Industrials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Health Care and Financials sectors.

Among the equity portion of the Portfolio’s largest individual contributors was a position in non-benchmark held Arista Networks (IT), an underweight to Exxon Mobil (Energy), and a position in non-benchmark held Wayfair (Consumer Discretionary). Top detractors included an overweight to Advance Auto Parts (Consumer Discretionary), an overweight to Newfield Exploration (Energy), and an overweight to Allergan (Health Care). The position in Advance Auto Parts was sold during the period.

Within the equity portion of the Portfolio, our Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continued to identify themes and opportunities that will shape future investment decisions. Within IT, the Portfolio continued to have major themes pertaining to companies that could benefit from the monetization of mobile, cloud computing, and the proliferation of software as a service (SaaS). In Financials, the Portfolio continued to have exposure to U.S. banks that could benefit from the recently passed tax plan, potential additional interest rate hikes, and relief from regulatory pressures. The Portfolio’s top active bank weights include Bank of America and PNC Financial. We continued to believe the broad Health Care sector is attractive with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. The Portfolio’s top active positions include Allergan and Boston Scientific.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

The equity portion of the Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance; however it’s absolute exposure to the IT sector increased over the period while its exposure to the Financials sector decreased. On an absolute basis, the equity portion of the Portfolio ended the period with the most exposure to the IT, Health Care, and Financials sectors.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 2017 calendar year. Sector allocation contributed positively to relative performance. The allocations to structured finance sectors—Commercial Mortgage-Backed Securities (“CMBS”), Non-Agency Residential Mortgage-Backed Securities (“RMBS”), and Collateralized Loan Obligations (“CLOs”), all contributed positively to returns. Additionally, the allocations to High Yield and Bank Loans contributed to relative outperformance over the year, as well as exposure to Emerging Markets Debt (“EMD”). Investment Grade Credit positioning was modestly additive as negative results from an underweight to and security selection within Industrials were offset by an overweight to Financials. Additionally, the fixed income portion of the Portfolio was positioned for rising inflation expectations (i.e. long U.S. TIPS vs. nominal Treasuries). TIPS positioning detracted overall as expectations of U.S. fiscal policy implementation cooled and Consumer Price Index (“CPI”) data disappointed, which led TIPS to detract during the second quarter and offset gains throughout the remainder of the period.

During the period, the fixed income portion of the Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. It also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. These positions performed as expected during the period; the High Yield sector outperformed many other fixed income sectors during the period, therefore the High Yield hedges, implemented as short positions through credit derivatives, detracted from relative performance while the Investment Grade CDS positions had a neutral impact on relative performance.

At the end of the year, the fixed income portion of the Portfolio had a neutral duration bias despite being long duration positioning, due to the implementation of tactical positions. The portfolio management team continued to position it for rising inflation expectations, believing that markets had not fully priced in their conviction that inflation risks appear to be skewed to the upside. At period end, the fixed income portion of the Portfolio was underweight Investment Grade Credit in favor of Structured Finance, including an overweight to CMBS and an allocation to Non-Agency MBS and CLOs. We reduced its weight in Agency MBS Pass-Throughs in favor of Fannie Mae Delegated Underwriting and Servicing Lenders and Collateralized Mortgage Obligations due to their superior income and convexity profiles during the period. At period end, the fixed income portion of the Portfolio continued to maintain allocations to Bank Loans, BB-rated High Yield, and EMD.

At the end of the year, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to the equity portion of the Portfolio and a 39% allocation to the fixed income portion. This was unchanged from the beginning of the period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	15.14	11.00	6.63
Class B	14.85	10.71	6.37
Class E	14.95	10.82	6.47
S&P 500 Index	21.83	15.79	8.50
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Holdings

% of Net Assets
Bank of America Corp.	1.7
Alphabet, Inc.	1.5
Apple, Inc.	1.4
Facebook, Inc.	1.3
Microsoft Corp.	1.3

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	5.7
Freddie Mac 30 Yr. Gold Pool	3.1
Ginnie Mae II 30 Yr. Pool	2.3
Freddie Mac 15 Yr. Gold Pool	1.1
New Residential Mortgage Loan Trust	1.0

Top Equity Sectors

% of Net Assets
Information Technology	13.5
Health Care	8.4
Financials	8.0
Consumer Discretionary	6.7
Industrials	6.4

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.6
Corporate Bonds & Notes	9.6
Asset-Backed Securities	8.6
Mortgage-Backed Securities	4.9
Floating Rate Loans	1.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.51%	$1,000.00	$1,060.40	$2.65
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,058.60	$3.94
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$1,058.90	$3.43
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—60.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Boeing Co. (The)	45,873	$13,528,407
Lockheed Martin Corp.	30,724	9,863,940
Northrop Grumman Corp.	28,188	8,651,179

		32,043,526

Air Freight & Logistics—0.2%
FedEx Corp.	9,465	2,361,896

Airlines—0.2%
JetBlue Airways Corp. (a) (b)	51,370	1,147,606
Spirit Airlines, Inc. (a) (b)	42,621	1,911,552
United Continental Holdings, Inc. (a)	500	33,700

		3,092,858

Automobiles—0.2%
Harley-Davidson, Inc.	40,173	2,044,002

Banks—3.4%
Bank of America Corp.	731,362	21,589,806
Citigroup, Inc.	118,329	8,804,861
Huntington Bancshares, Inc.	262,738	3,825,465
PNC Financial Services Group, Inc. (The)	65,884	9,506,403

		43,726,535

Beverages—1.8%
Anheuser-Busch InBev S.A. (ADR) (b)	28,960	3,230,778
Constellation Brands, Inc. - Class A	26,653	6,092,076
Monster Beverage Corp. (a)	85,857	5,433,889
PepsiCo, Inc.	75,665	9,073,747

		23,830,490

Biotechnology—0.8%
Aduro Biotech, Inc. (a)	35,106	263,295
Alder Biopharmaceuticals, Inc. (a)	32,935	377,106
Alnylam Pharmaceuticals, Inc. (a) (b)	6,250	794,063
Biogen, Inc. (a)	721	229,689
Biohaven Pharmaceutical Holding Co., Ltd. (a)	27,275	735,880
Bluebird Bio, Inc. (a)	3,482	620,144
Calithera Biosciences, Inc. (a)	14,741	123,087
Celgene Corp. (a)	22,533	2,351,544
Coherus Biosciences, Inc. (a) (b)	37,650	331,320
Five Prime Therapeutics, Inc. (a) (b)	5,670	124,286
GlycoMimetics, Inc. (a) (b)	35,049	588,473
Incyte Corp. (a) (b)	6,954	658,613
Ironwood Pharmaceuticals, Inc. (a) (b)	35,699	535,128
Jounce Therapeutics, Inc. (a) (b)	8,043	102,548
Karyopharm Therapeutics, Inc. (a)	29,147	279,811
Loxo Oncology, Inc. (a)	7,105	598,099
Momenta Pharmaceuticals, Inc. (a)	22,352	311,810
Otonomy, Inc. (a)	28,096	155,933
Ra Pharmaceuticals, Inc. (a) (b)	20,912	177,752
Regeneron Pharmaceuticals, Inc. (a)	1,099	413,180
Rigel Pharmaceuticals, Inc. (a)	41,463	160,876
Syndax Pharmaceuticals, Inc. (a) (b)	26,685	233,761
TESARO, Inc. (a)	6,896	571,472

Biotechnology—(Continued)
Trevena, Inc. (a)	63,243	101,189

		10,839,059

Building Products—0.2%
Masco Corp.	55,671	2,446,184

Capital Markets—0.8%
BlackRock, Inc.	2,954	1,517,499
FactSet Research Systems, Inc. (b)	4,257	820,579
Intercontinental Exchange, Inc.	25,557	1,803,302
Morgan Stanley	48,405	2,539,810
Northern Trust Corp. (b)	8,557	854,759
TD Ameritrade Holding Corp.	50,785	2,596,637
WisdomTree Investments, Inc.	51,390	644,945

		10,777,531

Chemicals—1.3%
Cabot Corp.	21,534	1,326,279
Celanese Corp. - Series A	24,689	2,643,698
DowDuPont, Inc.	72,123	5,136,600
Monsanto Co.	6,618	772,850
PPG Industries, Inc.	37,434	4,373,040
Praxair, Inc.	13,018	2,013,624
Westlake Chemical Corp. (b)	11,932	1,271,116

		17,537,207

Communications Equipment—0.2%
Arista Networks, Inc. (a)	10,349	2,438,017

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc.	3,595	237,126

Construction Materials—0.1%
Martin Marietta Materials, Inc.	3,874	856,309
Vulcan Materials Co.	6,990	897,306

		1,753,615

Consumer Finance—1.1%
American Express Co.	65,171	6,472,132
Capital One Financial Corp.	64,512	6,424,105
OneMain Holdings, Inc. (a)	70,300	1,827,097

		14,723,334

Containers & Packaging—0.7%
Ardagh Group S.A.	53,300	1,124,630
Ball Corp.	110,503	4,182,539
International Paper Co.	60,234	3,489,958

		8,797,127

Diversified Financial Services—0.1%
Voya Financial, Inc.	37,400	1,850,178

Diversified Telecommunication Services—1.3%
Verizon Communications, Inc.	308,225	16,314,349

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—2.0%
Avangrid, Inc. (b)	87,484	$4,424,941
Edison International	97,593	6,171,781
Exelon Corp.	81,867	3,226,378
NextEra Energy, Inc.	55,704	8,700,408
PG&E Corp.	70,077	3,141,552

		25,665,060

Electrical Equipment—0.6%
AMETEK, Inc.	57,241	4,148,255
Eaton Corp. plc (b)	48,793	3,855,135

		8,003,390

Electronic Equipment, Instruments & Components—0.3%
Flex, Ltd. (a)	215,118	3,869,973

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	59,903	451,669
Nabors Industries, Ltd. (b)	50,020	341,636

		793,305

Equity Real Estate Investment Trusts—2.0%
Alexandria Real Estate Equities, Inc.	35,438	4,627,849
American Tower Corp.	57,979	8,271,864
Equinix, Inc.	6,469	2,931,880
Invitation Homes, Inc.	176,367	4,156,970
Outfront Media, Inc.	36,594	848,981
ProLogis, Inc.	40,231	2,595,302
Simon Property Group, Inc.	16,099	2,764,842

		26,197,688

Food & Staples Retailing—0.5%
Costco Wholesale Corp.	22,773	4,238,511
Sysco Corp. (b)	37,324	2,266,686

		6,505,197

Food Products—1.5%
Blue Buffalo Pet Products, Inc. (a) (b)	68,669	2,251,657
Campbell Soup Co. (b)	73,823	3,551,625
Fresh Del Monte Produce, Inc. (b)	48,197	2,297,551
Hostess Brands, Inc. (a)	355,584	5,266,199
Post Holdings, Inc. (a) (b)	54,884	4,348,459
Simply Good Foods Co. (The) (a) (b)	129,328	1,844,217

		19,559,708

Gas Utilities—0.1%
UGI Corp.	39,758	1,866,638

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	77,005	4,394,675
Baxter International, Inc.	45,065	2,913,002
Boston Scientific Corp. (a)	297,401	7,372,571
Medtronic plc	119,504	9,649,948
Stryker Corp.	26,192	4,055,569

		28,385,765

Health Care Providers & Services—2.3%
Brookdale Senior Living, Inc. (a)	51,518	499,725
Cardinal Health, Inc.	54,540	3,341,666
Cigna Corp.	29,092	5,908,294
HCA Healthcare, Inc. (a)	29,697	2,608,584
McKesson Corp.	26,645	4,155,288
UnitedHealth Group, Inc.	58,100	12,808,726

		29,322,283

Hotels, Restaurants & Leisure—0.8%
Chipotle Mexican Grill, Inc. (a)	3,225	932,122
Hilton Worldwide Holdings, Inc.	28,101	2,244,146
McDonald’s Corp.	33,778	5,813,869
Wingstop, Inc.	6,416	250,096
Wynn Resorts, Ltd.	8,440	1,422,899

		10,663,132

Household Durables—0.7%
Installed Building Products, Inc. (a)	19,996	1,518,696
Lennar Corp. - Class A	51,580	3,261,919
Mohawk Industries, Inc. (a)	13,763	3,797,212

		8,577,827

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	151,352	4,310,505

Industrial Conglomerates—0.4%
General Electric Co.	302,734	5,282,708

Insurance—2.6%
Allstate Corp. (The)	29,105	3,047,585
American International Group, Inc.	122,667	7,308,500
Assured Guaranty, Ltd.	126,894	4,297,900
Athene Holding, Ltd. - Class A (a)	28,478	1,472,597
Hartford Financial Services Group, Inc. (The)	53,485	3,010,136
Marsh & McLennan Cos., Inc.	88,577	7,209,282
Prudential Financial, Inc.	28,581	3,286,243
XL Group, Ltd. (b)	108,239	3,805,683

		33,437,926

Internet & Direct Marketing Retail—1.9%
Amazon.com, Inc. (a)	13,143	15,370,344
Expedia, Inc.	24,374	2,919,274
Netflix, Inc. (a)	12,630	2,424,455
Wayfair, Inc. - Class A (a)	52,729	4,232,557

		24,946,630

Internet Software & Services—3.3%
Alphabet, Inc. - Class A (a)	18,147	19,116,050
Blucora, Inc. (a)	28,498	629,806
eBay, Inc. (a)	135,871	5,127,771
Facebook, Inc. - Class A (a)	99,145	17,495,127

		42,368,754

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—2.4%
Accenture plc - Class A	10,879	$1,665,466
Alliance Data Systems Corp.	7,746	1,963,456
Cognizant Technology Solutions Corp. - Class A	10,590	752,102
FleetCor Technologies, Inc. (a)	17,389	3,346,165
Genpact, Ltd.	64,511	2,047,579
Global Payments, Inc.	53,268	5,339,584
PayPal Holdings, Inc. (a)	50,321	3,704,632
Total System Services, Inc.	8,642	683,496
Visa, Inc. - Class A (b)	85,726	9,774,479
WEX, Inc. (a)	17,602	2,485,931

		31,762,890

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.	22,591	4,289,579

Machinery—1.4%
AGCO Corp.	6,086	434,723
Caterpillar, Inc.	15,672	2,469,594
Deere & Co.	15,318	2,397,420
Fortive Corp.	56,812	4,110,348
Illinois Tool Works, Inc.	20,694	3,452,794
PACCAR, Inc.	7,952	565,228
Pentair plc	58,907	4,160,013

		17,590,120

Marine—0.0%
Kirby Corp. (a) (b)	8,339	557,045

Media—1.9%
Charter Communications, Inc. - Class A (a)	19,992	6,716,512
Cinemark Holdings, Inc. (b)	15,913	554,091
Comcast Corp. - Class A	282,656	11,320,373
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	29,864	1,020,154
New York Times Co. (The) - Class A (b)	28,859	533,891
Twenty-First Century Fox, Inc. - Class A	57,853	1,997,664
Viacom, Inc. - Class B	87,155	2,685,246

		24,827,931

Metals & Mining—0.2%
Alcoa Corp. (a)	16,699	899,575
Southern Copper Corp. (b)	5,391	255,803
Steel Dynamics, Inc.	20,506	884,424

		2,039,802

Multi-Utilities—0.3%
Sempra Energy	39,078	4,178,220

Multiline Retail—0.2%
Dollar Tree, Inc. (a)	23,961	2,571,255

Oil, Gas & Consumable Fuels—3.2%
Andeavor	19,202	2,195,557
Antero Resources Corp. (a) (b)	53,035	1,007,665
BP plc (ADR)	86,164	3,621,473
Chevron Corp.	46,917	5,873,539

Oil, Gas & Consumable Fuels—(Continued)
Diamondback Energy, Inc. (a) (b)	40,205	5,075,881
Extraction Oil & Gas, Inc. (a) (b)	141,221	2,020,872
Exxon Mobil Corp.	9,338	781,030
Hess Corp. (b)	27,635	1,311,833
Kinder Morgan, Inc.	188,699	3,409,791
Marathon Petroleum Corp.	32,736	2,159,921
Newfield Exploration Co. (a)	176,564	5,567,063
ONEOK, Inc.	24,539	1,311,610
Paragon Offshore Finance Co. (a) (o)	162	3,240
Paragon Offshore Finance Co. - Class A (a) (o)	162	223
Paragon Offshore Finance Co. - Class B (a) (o)	81	1,863
PDC Energy, Inc. (a) (b)	26,951	1,389,055
Pioneer Natural Resources Co.	1,998	345,354
RSP Permian, Inc. (a)	26,379	1,073,098
Suncor Energy, Inc.	50,665	1,860,419
TE Holdcorp LLC (a) (c) (d) (o)	2,426	3,955
TransCanada Corp. (b)	48,502	2,359,137

		41,372,579

Personal Products—0.6%
Coty, Inc. - Class A (b)	378,655	7,531,448

Pharmaceuticals—2.8%
Aerie Pharmaceuticals, Inc. (a) (b)	13,052	779,857
Allergan plc	50,902	8,326,549
AstraZeneca plc (ADR) (b)	92,163	3,198,056
Bristol-Myers Squibb Co.	148,503	9,100,264
Dermira, Inc. (a)	18,032	501,470
Eli Lilly & Co.	37,130	3,136,000
Impax Laboratories, Inc. (a) (b)	66,842	1,112,919
Kala Pharmaceuticals, Inc. (a) (b)	17,700	327,273
Mylan NV (a)	118,634	5,019,405
MyoKardia, Inc. (a)	19,599	825,118
Revance Therapeutics, Inc. (a)	27,906	997,639
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	126,241	2,392,267

		35,716,817

Professional Services—0.4%
Dun & Bradstreet Corp. (The)	6,642	786,479
Equifax, Inc.	12,989	1,531,663
IHS Markit, Ltd. (a)	32,032	1,446,245
TransUnion (a)	32,140	1,766,414

		5,530,801

Road & Rail—0.4%
J.B. Hunt Transport Services, Inc.	5,788	665,504
Knight-Swift Transportation Holdings, Inc.	32,196	1,407,609
Norfolk Southern Corp.	17,855	2,587,190
Union Pacific Corp.	6,091	816,803

		5,477,106

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (a) (b)	231,234	2,377,086
Applied Materials, Inc.	54,613	2,791,817
KLA-Tencor Corp.	28,257	2,968,963

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
Marvell Technology Group, Ltd.	238,549	$5,121,647
Microchip Technology, Inc.	48,782	4,286,962
Micron Technology, Inc. (a)	165,661	6,811,980
NVIDIA Corp.	27,875	5,393,813
QUALCOMM, Inc.	75,019	4,802,716
Teradyne, Inc.	25,676	1,075,054

		35,630,038

Software—2.9%
Adobe Systems, Inc. (a)	18,621	3,263,144
Atlassian Corp. plc - Class A (a)	29,496	1,342,658
Autodesk, Inc. (a)	13,652	1,431,139
Guidewire Software, Inc. (a) (b)	16,589	1,231,899
HubSpot, Inc. (a)	19,168	1,694,451
Microsoft Corp.	202,872	17,353,671
Salesforce.com, Inc. (a)	47,424	4,848,156
ServiceNow, Inc. (a) (b)	19,931	2,598,803
Splunk, Inc. (a) (b)	9,712	804,542
Workday, Inc. - Class A (a) (b)	26,415	2,687,462

		37,255,925

Specialty Retail—0.5%
L Brands, Inc. (b)	14,983	902,276
TJX Cos., Inc. (The)	66,210	5,062,417

		5,964,693

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	110,654	18,725,976
NetApp, Inc.	56,608	3,131,555

		21,857,531

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc. - Class B	89,510	5,598,850
Tapestry, Inc.	29,868	1,321,062
Under Armour, Inc. - Class A (a)	30,386	438,470
Under Armour, Inc. - Class C (a)	21,141	281,598

		7,639,980

Tobacco—1.5%
Altria Group, Inc.	142,018	10,141,505
British American Tobacco plc (ADR)	129,954	8,705,619

		18,847,124

Total Common Stocks (Cost $644,595,388)		785,210,407

U.S. Treasury & Government Agencies—18.6%

Agency Sponsored Mortgage - Backed—16.7%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	1,799,432	1,836,766
3.000%, 02/01/31	210,263	214,278

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 3.000%, 03/01/31	26,921	27,435
3.000%, TBA (e)	4,303,000	4,382,841
3.500%, 07/01/28	270,188	280,749
3.500%, TBA (e)	225,000	232,238
4.000%, 04/01/26	48,056	50,304
4.000%, 02/01/29	1,095,074	1,140,485
4.500%, 06/01/24	237,479	250,563
4.500%, 02/01/25	65,066	68,431
4.500%, 04/01/25	10,615	11,199
4.500%, 07/01/25	50,228	52,993
4.500%, 06/01/26	1,059,729	1,118,049
5.000%, TBA (e)	500,000	508,271
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	952,034	967,193
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	1,576,817	1,522,581
2.500%, 09/01/46	5,218,634	5,039,136
2.500%, 10/01/46	299,298	289,003
2.500%, 11/01/46	1,294,607	1,250,078
2.500%, 12/01/46	270,992	261,670
2.500%, 01/01/47	4,923,884	4,754,514
3.000%, 02/01/43	826,144	832,056
3.000%, 03/01/43	1,054,403	1,061,449
3.000%, 04/01/43	957,674	964,164
3.000%, 05/01/43	2,691,551	2,709,949
3.000%, 06/01/43	311,607	314,386
3.000%, 04/01/47	9,176,227	9,180,893
3.500%, 03/01/43	54,204	55,938
3.500%, 05/01/43	108,753	112,232
3.500%, 07/01/43	240,296	247,994
3.500%, 08/01/43	458,889	473,664
3.500%, 10/01/44	433,296	447,576
3.500%, 02/01/45	532,367	546,884
3.500%, 09/01/46	998,026	1,025,241
3.500%, 10/01/46	411,435	422,655
3.500%, 11/01/46	284,447	293,867
3.500%, TBA (e)	19,535,000	20,056,952
4.000%, 10/01/40	941,102	988,832
4.000%, 11/01/40	412,690	433,612
4.000%, 12/01/40	296,774	311,810
4.000%, 02/01/41	144,576	151,963
4.000%, 03/01/41	330,585	347,122
4.000%, 08/01/42	190,588	200,165
4.000%, 09/01/42	311,438	327,087
4.000%, 03/01/45	56,525	59,160
4.000%, 07/01/45	267,721	282,979
4.000%, 05/01/46	168,469	176,256
4.000%, 06/01/46	346,056	362,050
4.000%, 04/01/47	374,207	395,541
4.000%, TBA (e)	7,185,000	7,513,634
4.500%, 10/01/40	841,595	900,596
4.500%, 09/01/41	104,393	111,793
4.500%, 10/01/41	374,776	401,662
4.500%, 08/01/42	117,646	125,795

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 09/01/43	2,034,939	$2,169,976
4.500%, 10/01/43	276,419	294,526
4.500%, 12/01/43	216,017	230,007
4.500%, 01/01/44	625,522	673,204
5.000%, 04/01/33	3,795	4,121
5.000%, 07/01/33	12,779	13,868
5.000%, 09/01/33	188,865	205,177
5.000%, 11/01/33	48,522	52,707
5.000%, 12/01/33	19,832	21,546
5.000%, 02/01/34	8,765	9,521
5.000%, 03/01/34	4,154	4,512
5.000%, 04/01/34	3,950	4,290
5.000%, 06/01/34	3,983	4,326
5.000%, 07/01/34	58,078	63,092
5.000%, 10/01/34	145,495	158,099
5.000%, 07/01/35	99,714	108,316
5.000%, 10/01/35	109,738	119,203
5.000%, 12/01/35	87,386	94,926
5.000%, 08/01/36	79,669	86,530
5.000%, 07/01/37	44,185	48,015
5.000%, 07/01/41	80,932	87,283
5.000%, 08/01/41	46,491	50,138
5.500%, 08/01/28	26,570	29,084
5.500%, 04/01/33	53,113	58,821
5.500%, 08/01/37	308,755	342,403
5.500%, 04/01/41	22,999	25,251
6.000%, 03/01/28	2,472	2,761
6.000%, 05/01/28	6,437	7,190
6.000%, 02/01/34	210,922	239,671
6.000%, 08/01/34	112,796	128,259
6.000%, 04/01/35	955,887	1,085,425
6.000%, 02/01/38	69,096	77,869
6.000%, 03/01/38	24,834	28,069
6.000%, 05/01/38	80,670	91,423
6.000%, 10/01/38	22,533	25,467
6.000%, 12/01/38	26,846	30,327
6.000%, TBA (e)	1,000,000	1,118,398
6.500%, 05/01/40	561,218	627,385
Fannie Mae ARM Pool 3.378%, 12M USD LIBOR + 1.779%, 12/01/40 (f)	114,065	118,422
3.403%, 12M USD LIBOR + 1.775%, 06/01/41 (f)	202,528	211,701
3.463%, 12M USD LIBOR + 1.750%, 03/01/41 (f)	109,491	114,568
3.526%, 12M USD LIBOR + 1.819%, 09/01/41 (f)	112,533	117,601
3.570%, 12M USD LIBOR + 1.820%, 03/01/41 (f)	33,016	34,937
Fannie Mae Connecticut Avenue Securities (CMO) 5.102%, 1M USD LIBOR + 3.550%, 07/25/29 (f)	390,000	423,826
6.452%, 1M USD LIBOR + 4.900%, 11/25/24 (f)	320,677	366,905
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	504,999	483,700
4.000%, 05/25/27 (g)	412,619	41,380
Fannie Mae Pool 2.350%, 11/01/26	500,000	481,840
2.390%, 09/01/28	125,000	119,700
2.775%, 11/01/27	900,000	891,309
2.880%, 12/01/27	1,885,287	1,883,810

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 2.930%, 01/01/27	900,000	906,716
3.020%, 03/01/27	381,269	386,593
3.105%, 04/01/27	1,820,317	1,856,328
3.140%, 11/01/27	675,860	690,488
3.150%, 04/01/27	767,103	784,210
3.160%, 04/01/27	585,000	598,640
3.205%, 01/01/27	788,692	809,461
3.240%, 12/01/26	82,549	85,162
3.410%, 08/01/27	483,500	502,524
3.765%, 12/01/25	1,300,000	1,390,352
3.855%, 12/01/25	45,000	48,417
3.870%, 10/01/25	75,024	80,545
3.890%, 05/01/30	101,151	108,642
3.960%, 05/01/34	42,727	46,239
3.970%, 05/01/29	29,342	31,558
4.060%, 10/01/28	63,725	69,096
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (h)	34,060	28,644
Zero Coupon, 06/25/36 (h)	283,437	246,359
1.698%, 04/25/55 (f) (g)	952,588	46,443
1.772%, 05/25/46 (f) (g) (i)	975,624	42,504
1.869%, 08/25/44 (f) (g) (i)	927,572	41,021
1.915%, 06/25/55 (f) (g) (i)	780,830	38,056
2.500%, 06/25/28 (g) (i)	219,568	17,213
3.000%, 02/25/27 (g) (i)	569,115	45,829
3.000%, 09/25/27 (g) (i)	197,355	20,274
3.000%, 01/25/28 (g) (i)	1,376,553	122,594
3.000%, 02/25/28 (g) (i)	524,418	48,191
3.000%, 04/25/28 (g) (i)	623,569	59,243
3.500%, 05/25/27 (g) (i)	573,548	59,439
3.500%, 10/25/27 (g) (i)	350,697	37,175
3.500%, 05/25/30 (g) (i)	355,042	44,112
3.500%, 08/25/30 (g) (i)	115,849	13,644
3.500%, 02/25/31 (g) (i)	286,573	27,250
3.500%, 09/25/35 (g) (i)	224,364	34,376
3.500%, 10/25/46 (g) (i)	176,997	40,603
4.000%, 03/25/42 (g) (i)	157,790	22,801
4.000%, 05/25/42 (g) (i)	945,527	130,473
4.000%, 11/25/42 (g) (i)	89,317	13,178
4.500%, 07/25/27 (g) (i)	191,889	20,619
5.461%, 05/25/42 (f) (g)	108,723	11,815
5.500%, 04/25/35 (i)	353,502	396,240
5.500%, 04/25/37	150,002	165,122
6.000%, 09/25/47 (g) (i)	470,398	111,874
Fannie Mae-ACES (CMO) 2.183%, 01/25/22 (f) (g)	1,410,432	69,965
3.329%, 10/25/23 (f)	505,000	522,972
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	699,677	712,872
3.000%, 08/01/29	452,585	462,011
3.000%, TBA (e)	11,575,000	11,785,679
3.500%, TBA (e)	1,500,000	1,549,658
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,296,711	1,319,560
3.000%, 01/01/37	947,133	961,477

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 3.500%, 08/01/34	893,576	$929,526
5.000%, 05/01/23	6,555	7,044
5.000%, 07/01/23	515,051	553,468
5.000%, 01/01/24	1,134,334	1,218,942
5.000%, 01/01/25	699,358	751,522
5.000%, 03/01/27	87,636	94,172
5.000%, 04/01/27	155,642	167,251
5.000%, 02/01/28	231,044	248,277
5.000%, 03/01/28	105,937	113,839
5.000%, 05/01/28	452,364	486,105
5.000%, 05/01/30	458,957	493,947
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	20,132	20,150
3.000%, 08/01/46	1,859,718	1,862,292
3.000%, 10/01/46	1,888,636	1,890,962
3.000%, 11/01/46	2,876,644	2,881,562
3.000%, 12/01/46	903,818	905,576
3.000%, 01/01/47	1,011,553	1,012,536
3.000%, TBA (e)	4,100,000	4,099,358
3.500%, 08/01/42	138,831	143,996
3.500%, 11/01/42	200,891	207,281
3.500%, 06/01/46	320,587	329,719
3.500%, TBA (e)	9,565,000	9,822,561
4.000%, 05/01/42	903,462	948,453
4.000%, 08/01/42	243,081	256,038
4.000%, 09/01/42	351,026	369,739
4.000%, 07/01/44	73,803	77,546
4.000%, 02/01/46	329,667	344,792
4.000%, 09/01/47	1,561,080	1,633,580
4.000%, TBA (e)	2,445,000	2,556,744
4.500%, 09/01/43	145,523	155,276
4.500%, 11/01/43	1,275,996	1,358,622
4.500%, TBA (e)	6,610,000	7,026,224
5.000%, 03/01/38	81,768	88,806
5.000%, 05/01/39	9,111	9,923
5.000%, 06/01/41	475,000	514,946
5.000%, 03/01/47	812,294	875,887
5.500%, 07/01/33	139,183	152,446
5.500%, 04/01/39	56,046	61,939
5.500%, 06/01/41	214,514	237,060
Freddie Mac ARM Non-Gold Pool 3.639%, 12M USD LIBOR + 1.900%, 02/01/41 (f)	148,772	156,181
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.609%, 03/25/27 (f) (g)	4,386,040	208,699
1.465%, 06/25/22 (f) (g)	1,835,332	98,883
1.515%, 12/25/18 (f) (g)	3,012,505	30,344
1.676%, 03/25/22 (f) (g)	1,384,430	80,396
1.733%, 05/25/19 (f) (g)	2,283,120	40,394
3.430%, 01/25/27 (f)	700,000	731,962
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (h)	30,624	28,505
2.500%, 05/15/28 (g)	228,808	16,906
3.000%, 03/15/28 (g) (i)	701,726	59,231
3.000%, 05/15/32 (g)	307,179	25,644

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO) 3.000%, 03/15/33 (g) (i)	209,797	27,150
3.000%, 06/15/41	633,653	642,594
3.000%, 07/15/41	1,436,858	1,454,410
3.500%, 06/15/26 (g) (i)	375,657	27,522
3.500%, 09/15/26 (g)	127,239	12,154
3.500%, 03/15/27 (g)	215,984	20,011
3.500%, 03/15/41 (g) (i)	80,775	9,914
4.000%, 07/15/27 (g) (i)	864,936	86,759
4.000%, 03/15/28 (g)	398,487	38,186
4.000%, 06/15/28 (g)	207,868	22,167
4.500%, 03/15/41	310,293	346,093
4.750%, 07/15/39	617,074	667,908
5.000%, 09/15/33 (g)	284,456	59,079
5.500%, 08/15/33	71,960	79,237
5.500%, 07/15/36	158,369	174,997
5.500%, 06/15/46	213,018	235,511
6.500%, 07/15/36	211,936	234,249
FREMF Mortgage Trust (CMO) 3.002%, 10/25/47 (144A) (f)	770,000	772,272
3.647%, 09/25/24 (144A) (f)	410,000	406,270
3.675%, 11/25/49 (144A) (f)	825,000	816,624
3.675%, 11/25/49 (144A) (f)	305,000	290,058
3.726%, 10/25/49 (144A) (f)	535,000	522,146
3.753%, 11/25/50 (144A) (f)	940,000	920,502
3.844%, 08/25/27 (144A) (f)	300,000	297,900
3.880%, 02/25/24 (144A) (f)	335,000	341,000
3.944%, 09/25/49 (144A) (f)	280,000	281,393
3.972%, 07/25/49 (144A) (f)	600,000	605,927
3.981%, 03/25/27 (144A) (f)	245,000	247,750
4.034%, 07/25/27 (144A) (f)	470,000	481,446
4.073%, 05/25/27 (144A) (f)	535,000	549,750
5.278%, 09/25/43 (144A) (f)	855,000	904,156
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	26,114	26,373
3.000%, 02/15/45	78,301	78,970
3.000%, 04/15/45	1,086,853	1,096,140
3.000%, 05/15/45	1,454,013	1,466,438
3.000%, 07/15/45	37,320	37,639
4.000%, 09/15/42	997,087	1,046,410
4.500%, 04/15/41	703,868	745,233
4.500%, 02/15/42	1,473,810	1,569,862
5.000%, 12/15/38	51,991	56,398
5.000%, 04/15/39	1,012,930	1,095,805
5.000%, 07/15/39	110,447	119,744
5.000%, 12/15/40	145,158	157,427
5.500%, 12/15/40	489,061	540,877
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (e)	11,700,000	11,806,031
3.500%, 08/20/47	2,763,398	2,859,536
3.500%, 09/20/47	1,878,520	1,943,873
4.000%, 10/20/47	1,218,361	1,275,405
4.000%, 11/20/47	1,197,326	1,254,572
4.000%, TBA (e)	10,227,000	10,660,849
4.500%, 01/20/46	164,665	173,802

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, TBA (e)	370,000	$388,095
5.000%, 10/20/39	23,756	25,883
Government National Mortgage Association (CMO) 0.791%, 02/16/53 (f) (g)	2,256,695	100,420
1.750%, 09/20/43	112,555	108,604
2.500%, 12/16/39	486,345	483,632
3.000%, 09/20/28 (g)	257,381	23,011
3.000%, 02/16/43 (g)	145,158	25,949
3.000%, 03/20/47	90,303	83,518
3.000%, 05/20/47	228,967	212,848
3.500%, 02/16/27 (g)	112,549	10,725
3.500%, 03/20/27 (g)	276,049	28,353
3.500%, 07/20/40 (g)	260,508	29,047
3.500%, 02/20/41 (g)	362,652	43,433
3.500%, 04/20/42 (g)	613,998	76,621
3.500%, 10/20/42 (g)	914,996	184,176
3.500%, 05/20/43 (g) (i)	131,477	24,069
3.500%, 07/20/43 (g) (i)	514,038	78,809
4.000%, 12/16/26 (g)	78,377	8,208
4.000%, 05/20/29 (g)	1,148,307	118,071
4.000%, 05/16/42 (g) (i)	112,025	18,292
4.000%, 03/20/43 (g)	168,890	36,472
4.000%, 01/20/44 (g) (i)	78,326	16,810
4.000%, 11/20/44 (g) (i)	1,269,970	225,535
4.000%, 03/20/47 (g)	586,201	111,165
4.000%, 07/20/47 (g)	880,676	174,556
4.500%, 04/20/45 (g) (i)	276,670	61,511
5.000%, 02/16/40 (g)	722,545	169,599
5.000%, 10/16/41 (g) (i)	441,813	75,462
5.000%, 01/16/47 (g)	189,086	43,867
5.500%, 03/20/39 (g) (i)	525,514	118,515
5.500%, 02/16/47 (g)	504,453	111,095
5.500%, 02/20/47 (g)	311,984	64,788
6.000%, 09/20/40 (g)	552,896	132,376
6.000%, 02/20/46 (g)	483,567	112,110

		216,967,272

U.S. Treasury—1.9%
U.S. Treasury Bonds 2.750%, 08/15/42	350,000	352,434
2.875%, 11/15/46	2,940,000	3,015,912
3.000%, 11/15/44	595,000	624,959
3.000%, 11/15/45	1,980,000	2,079,387
3.000%, 02/15/47 (j)	1,500,000	1,577,519
4.375%, 11/15/39	1,874,000	2,411,238
4.500%, 02/15/36 (b) (j) (k)	1,199,000	1,543,572
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (j) (l) (m)	8,355,393	8,281,432
U.S. Treasury Notes 1.625%, 03/15/20 (j)	377,000	374,703
2.000%, 11/15/26 (j) (k)	4,474,000	4,329,818

		24,590,974

Total U.S. Treasury & Government Agencies (Cost $242,092,660)		241,558,246

Corporate Bonds & Notes—9.6%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.0%
Lockheed Martin Corp. 4.090%, 09/15/52	410,000	429,191

Agriculture—0.3%
Altria Group, Inc. 3.875%, 09/16/46	190,000	188,539
BAT Capital Corp. 2.297%, 08/14/20 (144A)	500,000	497,250
4.390%, 08/15/37 (144A) (b)	500,000	525,051
BAT International Finance plc 2.750%, 06/15/20 (144A)	400,000	401,956
Imperial Brands Finance plc 2.050%, 07/20/18 (144A)	200,000	199,820
2.950%, 07/21/20 (144A)	550,000	555,309
3.750%, 07/21/22 (144A)	310,000	320,355
Philip Morris International, Inc. 3.125%, 08/17/27	780,000	778,435
Reynolds American, Inc. 3.250%, 06/12/20	517,000	525,321

		3,992,036

Airlines—0.0%
Delta Air Lines, Inc. 3.625%, 03/15/22	295,000	300,097

Auto Manufacturers—0.3%
BMW Finance NV 3.625%, 01/29/18 (EUR)	235,000	282,750
Ford Motor Co. 5.291%, 12/08/46 (b)	345,000	375,432
General Motors Co. 5.400%, 04/01/48 (b)	460,000	501,737
6.250%, 10/02/43	195,000	230,972
6.750%, 04/01/46	380,000	478,446
General Motors Financial Co., Inc. 3.700%, 05/09/23	300,000	305,977
3.950%, 04/13/24	165,000	169,866
General Motors Financial International B.V. 0.850%, 02/23/18 (EUR)	175,000	210,275
Toyota Motor Finance Netherlands B.V. 3.740%, 01/24/18 (AUD)	290,000	226,498
Volkswagen Bank GmbH 1.125%, 02/08/18 (EUR)	305,000	366,444

		3,148,397

Auto Parts & Equipment—0.0%
Lear Corp. 3.800%, 09/15/27	530,000	530,455

Banks—3.3%
Banco Bilbao Vizcaya Argentaria S.A. 6.125%, 11/16/27 (b) (f)	600,000	618,750
7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (f)	200,000	252,169
9.000%, 5Y USD Swap + 8.262%, 05/09/18 (f)	600,000	613,500

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Banco de Sabadell S.A. 6.500%, 5Y EUR Swap + 6.414%, 05/18/22 (EUR) (f)	600,000	$754,235
Banco Santander S.A. 3.800%, 02/23/28	600,000	600,084
Bank of America Corp. 2.503%, 10/21/22	305,000	301,755
2.625%, 04/19/21	15,000	15,077
2.728%, 3M USD LIBOR + 1.070%, 03/22/18 (f)	210,000	210,396
3.124%, 3M USD LIBOR + 1.160%, 01/20/23 (f)	1,285,000	1,303,508
3.419%, 3M USD LIBOR + 1.040%, 12/20/28 (144A) (f)	118,000	118,025
3.705%, 3M USD LIBOR + 1.512%, 04/24/28 (f)	1,045,000	1,072,582
4.000%, 04/01/24	133,000	140,598
4.000%, 01/22/25	595,000	619,015
4.125%, 01/22/24	265,000	281,842
7.750%, 05/14/38	630,000	943,983
Bank of Ireland 7.375%, 5Y EUR Swap + 6.956%, 06/18/20 (EUR) (f)	300,000	403,164
Barclays plc 8.000%, 5Y EUR Swap + 6.750%, 12/15/20 (EUR) (f)	325,000	448,444
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	220,000	220,479
5.125%, 11/15/27 (144A) (f)	325,000	325,000
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b) (f)	390,000	429,000
BPCE S.A. 3.000%, 05/22/22 (144A)	255,000	254,859
CaixaBank S.A. 6.750%, 5Y EUR Swap + 6.498%, 06/13/24 (EUR) (f)	200,000	266,268
Citigroup, Inc. 1.750%, 01/29/18 (EUR)	200,000	240,328
2.522%, 3M USD LIBOR + 1.100%, 05/17/24 (f)	680,000	690,460
2.700%, 03/30/21	295,000	295,896
2.700%, 10/27/22	265,000	262,169
3.200%, 10/21/26	140,000	138,906
3.520%, 10/27/28 (f)	230,000	231,085
4.450%, 09/29/27	1,235,000	1,307,498
4.650%, 07/30/45	56,000	63,738
Credit Agricole S.A. 8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (f)	725,000	869,429
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (f)	1,320,000	1,430,550
Deutsche Bank AG 2.700%, 07/13/20 (b)	670,000	666,719
3.300%, 11/16/22	375,000	373,089
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	560,000	551,510
2.600%, 04/23/20	1,605,000	1,607,185
2.750%, 09/15/20 (b)	440,000	442,199
2.875%, 02/25/21	520,000	523,845
2.876%, 10/31/22 (f)	255,000	254,269
2.905%, 3M USD LIBOR + 0.990%, 07/24/23 (f)	640,000	635,531
6.250%, 02/01/41	430,000	579,467
6.750%, 10/01/37	750,000	1,003,982
HSBC Holdings plc 2.950%, 05/25/21	255,000	256,752
3.400%, 03/08/21	765,000	781,904

Banks—(Continued)
HSBC Holdings plc 3.600%, 05/25/23	255,000	262,359
4.250%, 08/18/25	390,000	404,440
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (f)	575,000	604,469
Intesa Sanpaolo S.p.A. 7.700%, 5Y USD Swap + 5.462%, 09/17/25 (144A) (b) (f)	250,000	270,625
7.750%, 5Y EUR Swap + 7.192%, 01/11/27 (EUR) (f)	200,000	291,851
JPMorgan Chase & Co. 2.295%, 08/15/21	420,000	416,239
2.400%, 06/07/21 (b)	565,000	561,967
2.550%, 10/29/20	690,000	692,029
2.595%, 3M USD LIBOR + 1.230%, 10/24/23 (f)	325,000	333,415
2.700%, 05/18/23	480,000	476,853
3.220%, 3M USD LIBOR + 1.155%, 03/01/25 (f)	550,000	554,289
4.250%, 10/01/27	350,000	371,998
5.600%, 07/15/41	30,000	38,589
Landsbanki Islands Zero Coupon, 08/25/20 (c) (d) (i) (n)	320,000	0
Morgan Stanley 2.215%, 3M USD LIBOR + 0.850%, 01/24/19 (f)	260,000	261,355
2.500%, 04/21/21	680,000	678,862
2.750%, 05/19/22	645,000	642,632
3.125%, 07/27/26	180,000	177,539
3.591%, 3M USD LIBOR + 1.340%, 07/22/28 (f)	1,250,000	1,261,505
3.625%, 01/20/27	685,000	701,066
4.000%, 07/23/25	280,000	293,174
4.350%, 09/08/26	95,000	99,547
5.000%, 11/24/25	322,000	352,346
Royal Bank of Canada 2.150%, 10/26/20	1,020,000	1,013,414
Royal Bank of Scotland Group plc 7.500%, 5Y USD Swap + 5.800%, 08/10/20 (f)	220,000	232,650
Santander Holdings USA, Inc. 3.700%, 03/28/22 (144A)	730,000	738,785
Societe Generale S.A. 7.375%, 5Y USD Swap + 6.238%, 09/13/21 (144A) (f)	650,000	704,470
8.250%, 5Y USD Swap + 6.394%, 11/29/18 (f)	210,000	219,712
UBS AG 2.450%, 12/01/20 (144A) (b)	770,000	767,679
UBS Group AG 5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (f)	250,000	341,207
6.875%, 5Y USD ICE Swap + 5.497%, 03/22/21 (f)	450,000	481,950
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (f)	200,000	226,500
7.125%, 5Y USD Swap + 5.464%, 02/19/20 (f)	270,000	286,686
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	620,000	612,979
Wells Fargo & Co. 2.625%, 07/22/22	595,000	591,800
3.000%, 04/22/26	310,000	304,141
3.000%, 10/23/26	200,000	196,031
3.069%, 01/24/23	960,000	967,204
3.584%, 3M USD LIBOR + 1.310%, 05/22/28 (b) (f)	930,000	948,095
4.400%, 06/14/46	290,000	305,846
4.900%, 11/17/45	765,000	865,814

		42,951,356

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	675,000	$690,723
4.700%, 02/01/36	50,000	55,908
4.900%, 02/01/46	240,000	278,157
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	405,000	393,890
Constellation Brands, Inc. 2.650%, 11/07/22	475,000	469,949
2.700%, 05/09/22	80,000	79,608
4.500%, 05/09/47	50,000	54,844

		2,023,079

Biotechnology—0.1%
Amgen, Inc. 2.650%, 05/11/22	350,000	349,058
Baxalta, Inc. 3.600%, 06/23/22	55,000	56,251
Celgene Corp. 4.625%, 05/15/44	195,000	208,050
Gilead Sciences, Inc. 2.500%, 09/01/23	120,000	118,467
3.250%, 09/01/22 (b)	165,000	169,821

		901,647

Building Materials—0.0%
Eagle Materials, Inc. 4.500%, 08/01/26 (b)	110,000	114,675
Standard Industries, Inc. 6.000%, 10/15/25 (144A)	220,000	234,850

		349,525

Chemicals—0.1%
Methanex Corp. 4.250%, 12/01/24	325,000	328,551
5.650%, 12/01/44	85,000	88,326
Sherwin-Williams Co. (The) 3.125%, 06/01/24	180,000	180,993
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	25,000	26,750

		624,620

Commercial Services—0.1%
Acwa Power Management & Investments One, Ltd. 5.950%, 12/15/39 (144A)	1,269,000	1,299,075
Cardtronics, Inc. 5.125%, 08/01/22	130,000	123,500
IHS Markit, Ltd. 4.000%, 03/01/26 (144A)	30,000	29,963
United Rentals North America, Inc. 4.625%, 07/15/23	60,000	62,032
5.500%, 07/15/25	110,000	116,600

		1,631,170

Computers—0.1%
Apple, Inc. 3.350%, 02/09/27	175,000	179,265
3.450%, 02/09/45	485,000	473,325
3.850%, 08/04/46	95,000	99,006
Dell International LLC / EMC Corp. 8.350%, 07/15/46 (144A)	60,000	77,313
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	655,000	691,508
NCR Corp. 5.000%, 07/15/22	40,000	40,700

		1,561,117

Diversified Financial Services—0.2%
Cboe Global Markets, Inc. 3.650%, 01/12/27	455,000	468,638
GTP Acquisition Partners LLC 3.482%, 06/15/50 (144A)	1,355,000	1,344,743
Intercontinental Exchange, Inc. 2.750%, 12/01/20 (b)	355,000	359,207
Navient Corp. 5.500%, 01/15/19	210,000	213,675
5.875%, 03/25/21	20,000	20,650

		2,406,913

Electric—0.4%
AES Corp. 4.875%, 05/15/23	20,000	20,375
5.500%, 03/15/24	175,000	182,000
DTE Energy Co. 1.500%, 10/01/19 (b)	315,000	310,003
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	302,675
Duke Energy Corp. 3.750%, 09/01/46	660,000	652,681
Duke Energy Florida LLC 3.400%, 10/01/46	370,000	357,851
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	363,651
Emera U.S. Finance L.P. 4.750%, 06/15/46	25,000	27,371
Enel S.p.A. 4.875%, 02/20/18 (EUR)	165,000	199,309
Exelon Corp. 2.450%, 04/15/21	80,000	79,637
2.850%, 06/15/20	530,000	534,942
FirstEnergy Corp. 3.900%, 07/15/27 (b)	505,000	517,446
4.250%, 03/15/23	110,000	114,890
Fortis, Inc. 2.100%, 10/04/21	135,000	131,777
IPALCO Enterprises, Inc. 3.700%, 09/01/24 (144A)	335,000	334,696
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	5,000	5,087
4.500%, 09/15/27 (144A)	5,000	4,975

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	110,000	$129,978
Pacific Gas & Electric Co. 6.050%, 03/01/34	590,000	743,660
Southern Co. (The) 1.850%, 07/01/19	270,000	268,367
2.950%, 07/01/23	130,000	130,064

		5,411,435

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21	275,000	272,594

Engineering & Construction—0.1%
Mexico City Airport Trust 3.875%, 04/30/28 (144A)	255,000	251,494
SBA Tower Trust 3.168%, 04/09/47 (144A)	995,000	990,464

		1,241,958

Entertainment—0.0%
WMG Acquisition Corp. 4.875%, 11/01/24 (144A)	120,000	123,600
5.000%, 08/01/23 (144A)	40,000	41,400

		165,000

Environmental Control—0.0%
Clean Harbors, Inc. 5.250%, 08/01/20	71,000	72,065

Food—0.1%
Danone S.A. 1.691%, 10/30/19 (144A)	705,000	696,522
Kraft Heinz Foods Co. 4.375%, 06/01/46	205,000	203,063
Sysco Corp. 2.500%, 07/15/21	405,000	403,905

		1,303,490

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	97,850

Healthcare - Products—0.1%
Becton Dickinson and Co. 3.363%, 06/06/24	925,000	927,584
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	525,000	528,237

		1,455,821

Healthcare - Services—0.2%
Aetna, Inc. 2.800%, 06/15/23	175,000	172,232

Healthcare - Services—(Continued)
Anthem, Inc. 3.500%, 08/15/24	695,000	708,579
3.650%, 12/01/27 (b)	525,000	535,147
4.625%, 05/15/42	170,000	185,216
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	110,000	99,000
6.250%, 03/31/23	30,000	27,000
LifePoint Health, Inc. 5.875%, 12/01/23 (b)	90,000	90,900
Tenet Healthcare Corp. 6.000%, 10/01/20	75,000	79,298
UnitedHealth Group, Inc. 3.750%, 07/15/25	475,000	500,662
4.250%, 04/15/47	110,000	121,065
4.750%, 07/15/45	130,000	153,556

		2,672,655

Home Builders—0.0%
Meritage Homes Corp. 6.000%, 06/01/25	70,000	74,900
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	135,850

		210,750

Insurance—0.1%
American International Group, Inc. 4.700%, 07/10/35	305,000	337,325
CNO Financial Group, Inc. 4.500%, 05/30/20	10,000	10,300
5.250%, 05/30/25	175,000	184,625
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	76,725
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	67,000	111,030
MGIC Investment Corp. 5.750%, 08/15/23	90,000	98,437
Prudential plc 1.375%, 01/19/18 (GBP)	170,000	229,553
Willis North America, Inc. 3.600%, 05/15/24	210,000	213,487

		1,261,482

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	809,796
4.200%, 12/06/47	200,000	208,237
Amazon.com, Inc. 1.900%, 08/21/20 (144A)	250,000	247,951
2.800%, 08/22/24 (144A)	155,000	154,529
3.875%, 08/22/37 (144A)	600,000	636,659

		2,057,172

Iron/Steel—0.1%
ArcelorMittal 6.125%, 06/01/25	125,000	143,906

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Steel Dynamics, Inc. 4.125%, 09/15/25 (144A)	165,000	$166,237
5.500%, 10/01/24	65,000	69,063
Vale Overseas, Ltd. 6.250%, 08/10/26	720,000	834,120
6.875%, 11/10/39	75,000	91,969

		1,305,295

Machinery - Construction & Mining—0.0%
Oshkosh Corp. 5.375%, 03/01/25	75,000	79,594

Machinery-Diversified—0.0%
CNH Industrial NV 4.500%, 08/15/23	105,000	109,219

Media—0.7%
21st Century Fox America, Inc. 6.150%, 03/01/37	505,000	661,370
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	270,000	275,033
4.464%, 07/23/22	815,000	850,330
4.908%, 07/23/25	50,000	53,159
6.484%, 10/23/45	1,245,000	1,451,583
Comcast Corp. 3.150%, 03/01/26	520,000	523,861
3.400%, 07/15/46	205,000	193,962
COX Communications, Inc. 3.150%, 08/15/24 (144A)	725,000	714,041
3.250%, 12/15/22 (144A)	190,000	190,374
3.350%, 09/15/26 (144A)	95,000	92,838
3.850%, 02/01/25 (144A)	25,000	25,583
4.800%, 02/01/35 (144A)	25,000	25,476
Discovery Communications LLC 3.800%, 03/13/24	364,000	369,259
4.900%, 03/11/26 (b)	190,000	202,693
DISH DBS Corp. 5.875%, 11/15/24 (b)	130,000	126,587
Liberty Interactive LLC 8.250%, 02/01/30 (b)	130,000	141,050
Scripps Networks Interactive, Inc. 3.950%, 06/15/25	217,000	220,018
TEGNA, Inc. 4.875%, 09/15/21 (144A)	125,000	127,500
6.375%, 10/15/23	5,000	5,237
Time Warner Cable LLC 4.500%, 09/15/42	400,000	375,286
7.300%, 07/01/38 (b)	45,000	56,406
8.250%, 04/01/19	231,000	246,890
8.750%, 02/14/19	759,000	809,267
Time Warner, Inc. 2.950%, 07/15/26	70,000	66,207
3.875%, 01/15/26	70,000	70,668

Media—(Continued)
Viacom, Inc. 4.250%, 09/01/23	530,000	541,123
4.375%, 03/15/43	173,000	149,764
5.875%, 3M USD LIBOR + 3.895%, 02/28/57 (f)	10,000	9,837
6.250%, 3M USD LIBOR + 3.899%, 02/28/57 (f)	20,000	19,525
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	156,237

		8,751,164

Mining—0.1%
Anglo American Capital plc 3.750%, 04/10/22 (144A)	200,000	203,232
4.125%, 09/27/22 (144A)	600,000	620,198
Corp. Nacional del Cobre de Chile 3.625%, 08/01/27 (144A)	200,000	200,218
Kaiser Aluminum Corp. 5.875%, 05/15/24	140,000	148,750

		1,172,398

Miscellaneous Manufacturing—0.0%
General Electric Co. 4.250%, 01/17/18 (NZD)	415,000	294,316

Office/Business Equipment—0.1%
Pitney Bowes, Inc. 4.700%, 04/01/23 (b)	590,000	541,319
Xerox Corp. 3.625%, 03/15/23	735,000	717,006

		1,258,325

Oil & Gas—0.7%
Anadarko Petroleum Corp. 3.450%, 07/15/24	600,000	597,517
4.500%, 07/15/44	240,000	239,163
6.600%, 03/15/46	75,000	96,471
Andeavor 3.800%, 04/01/28	105,000	105,251
Apache Corp. 4.250%, 01/15/44	35,000	33,907
Canadian Natural Resources, Ltd. 3.850%, 06/01/27 (b)	75,000	76,550
6.250%, 03/15/38	260,000	324,686
Cenovus Energy, Inc. 4.250%, 04/15/27	60,000	59,856
6.750%, 11/15/39	20,000	23,950
Concho Resources, Inc. 3.750%, 10/01/27	45,000	45,588
Continental Resources, Inc. 3.800%, 06/01/24	5,000	4,944
4.375%, 01/15/28 (144A)	695,000	686,104
4.500%, 04/15/23 (b)	60,000	61,200
4.900%, 06/01/44 (b)	10,000	9,550
5.000%, 09/15/22	55,000	55,825
Devon Financing Co. LLC 7.875%, 09/30/31	100,000	137,280

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Encana Corp. 3.900%, 11/15/21	300,000	$308,324
Hess Corp. 4.300%, 04/01/27	370,000	370,906
5.600%, 02/15/41	80,000	86,269
5.800%, 04/01/47 (b)	20,000	22,256
6.000%, 01/15/40	260,000	287,315
Kerr-McGee Corp. 6.950%, 07/01/24	400,000	471,511
Marathon Oil Corp. 2.700%, 06/01/20	200,000	200,028
2.800%, 11/01/22 (b)	90,000	89,123
4.400%, 07/15/27	325,000	339,646
MEG Energy Corp. 6.500%, 01/15/25 (144A)	35,000	34,563
7.000%, 03/31/24 (144A) (b)	21,000	17,719
Petroleos Mexicanos 5.500%, 06/27/44	99,000	91,076
6.375%, 02/04/21	40,000	43,480
6.750%, 09/21/47	376,000	392,488
6.750%, 09/21/47 (144A)	765,000	798,545
QEP Resources, Inc. 5.250%, 05/01/23 (b)	80,000	80,949
Shell International Finance B.V. 4.375%, 05/11/45	390,000	438,505
SM Energy Co. 6.125%, 11/15/22	55,000	56,031
Valero Energy Corp. 3.400%, 09/15/26	540,000	542,195
WPX Energy, Inc. 5.250%, 09/15/24	125,000	124,569
YPF S.A. 16.500%, 05/09/22 (144A) (ARS)	19,392,845	980,731

		8,334,071

Packaging & Containers—0.0%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	125,000	134,687
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	77,625

		212,312

Pharmaceuticals—0.3%
Allergan Funding SCS 2.629%, 3M USD LIBOR + 1.080%, 03/12/18 (f)	205,000	205,299
3.450%, 03/15/22	435,000	441,983
3.800%, 03/15/25	440,000	447,941
Cardinal Health, Inc. 1.950%, 06/15/18	265,000	264,850
2.616%, 06/15/22	1,125,000	1,106,199
Mylan NV 3.000%, 12/15/18	145,000	145,775
3.150%, 06/15/21	300,000	301,675
3.750%, 12/15/20	325,000	332,104

Pharmaceuticals—(Continued)
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	520,000	511,816
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	450,000	391,865
Valeant Pharmaceuticals International, Inc. 6.500%, 03/15/22 (144A)	65,000	68,250
7.000%, 03/15/24 (144A)	30,000	32,100

		4,249,857

Pipelines—0.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.500%, 12/01/22	45,000	44,915
4.250%, 12/01/27 (b)	295,000	297,532
6.250%, 10/15/22	41,000	43,500
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	19,875
4.950%, 04/01/22 (b)	26,000	27,007
5.600%, 04/01/44	50,000	49,625
Enbridge, Inc. 3.700%, 07/15/27 (b)	205,000	205,864
Energy Transfer Equity L.P. 7.500%, 10/15/20	125,000	137,500
Energy Transfer L.P. 4.050%, 03/15/25	115,000	114,914
5.950%, 10/01/43	20,000	21,265
Kinder Morgan, Inc. 3.150%, 01/15/23	70,000	69,574
5.550%, 06/01/45	510,000	558,141
MPLX L.P. 4.125%, 03/01/27	375,000	384,089
5.200%, 03/01/47	65,000	71,333
NGPL PipeCo LLC 4.875%, 08/15/27 (144A) (b)	15,000	15,563
Phillips 66 Partners L.P. 3.550%, 10/01/26	145,000	143,712
3.750%, 03/01/28	40,000	40,018
Plains All American Pipeline L.P. / PAA Finance Corp. 4.500%, 12/15/26 (b)	160,000	162,192
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	200,000	202,356
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	300,000	305,843
5.300%, 04/01/44	35,000	34,541
5.350%, 05/15/45	35,000	34,780
5.400%, 10/01/47	680,000	684,592
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	417,315
Williams Cos., Inc. (The) 3.700%, 01/15/23	70,000	69,650
4.550%, 06/24/24 (b)	21,000	21,787
7.875%, 09/01/21	25,000	28,875
Williams Partners L.P. 4.000%, 11/15/21	280,000	289,565
4.300%, 03/04/24 (b)	210,000	219,944

		4,715,867

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.0%
Crown Castle International Corp. 3.200%, 09/01/24	110,000	$108,860
3.400%, 02/15/21	105,000	107,230
Equinix, Inc. 5.875%, 01/15/26	135,000	144,956

		361,046

Retail—0.2%
CVS Health Corp. 2.800%, 07/20/20	741,000	744,087
3.875%, 07/20/25	324,000	333,677
5.125%, 07/20/45	315,000	361,020
Home Depot, Inc. (The) 3.500%, 09/15/56	375,000	360,744
Lithia Motors, Inc. 5.250%, 08/01/25 (144A)	15,000	15,638
Lowe’s Cos., Inc. 3.700%, 04/15/46	60,000	60,246
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	73,312

		1,948,724

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (144A)	1,310,000	1,298,904
3.625%, 01/15/24 (144A)	540,000	536,968
Intel Corp. 4.100%, 05/19/46	235,000	259,140
Lam Research Corp. 2.800%, 06/15/21	375,000	377,353
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	126,900
5.625%, 11/01/24 (144A)	20,000	21,975

		2,621,240

Software—0.2%
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	41,150
5.375%, 08/15/23 (144A)	90,000	93,681
Microsoft Corp. 3.300%, 02/06/27	200,000	206,300
3.700%, 08/08/46	330,000	344,029
3.950%, 08/08/56	400,000	426,957
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	79,031
5.750%, 08/15/25 (144A)	65,000	69,794
Open Text Corp. 5.625%, 01/15/23 (144A)	80,000	83,300
5.875%, 06/01/26 (144A)	15,000	16,163
Oracle Corp. 2.950%, 11/15/24	545,000	548,905
4.000%, 11/15/47	195,000	207,652

Software—(Continued)
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A)	95,000	97,850

		2,214,812

Telecommunications—0.6%
AT&T, Inc. 3.400%, 08/14/24 (b)	800,000	804,107
3.900%, 08/14/27	1,030,000	1,036,882
4.300%, 02/15/30 (144A)	801,000	798,761
4.750%, 05/15/46	445,000	435,231
5.150%, 03/15/42	164,000	170,161
5.150%, 02/14/50	1,440,000	1,457,949
Nokia Oyj 4.375%, 06/12/27 (b)	410,000	405,285
6.625%, 05/15/39	110,000	121,550
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	90,000	96,300
Sprint Corp. 7.125%, 06/15/24	100,000	101,750
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	243,750	245,273
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	50,513
7.721%, 06/04/38	50,000	64,500
Verizon Communications, Inc. 4.400%, 11/01/34	535,000	545,186
4.500%, 08/10/33	675,000	707,960
4.522%, 09/15/48	345,000	339,704
4.862%, 08/21/46	360,000	374,984
5.012%, 08/21/54	263,000	269,309
5.250%, 03/16/37	80,000	87,975

		8,113,380

Transportation—0.1%
CSX Corp. 3.250%, 06/01/27	620,000	619,395
FedEx Corp. 4.550%, 04/01/46	295,000	323,972
4.750%, 11/15/45	125,000	139,973
Norfolk Southern Corp. 2.900%, 06/15/26	360,000	354,119

		1,437,459

Trucking & Leasing—0.0%
DAE Funding LLC 4.500%, 08/01/22 (144A)	15,000	14,738
5.000%, 08/01/24 (144A)	15,000	14,812

		29,550

Total Corporate Bonds & Notes (Cost $122,446,837)		124,280,504

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—8.6%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.3%
AmeriCredit Automobile Receivables Trust 3.310%, 10/08/19	245,000	$245,833
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	328,617	328,080
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	545,000	543,137
First Investors Auto Owner Trust 2.390%, 11/16/20 (144A)	285,000	285,249
Honor Automobile Trust Securitization 2.940%, 11/15/19 (144A)	425,647	426,869
Santander Drive Auto Receivables Trust 3.780%, 10/15/19 (144A)	183,346	184,223
4.670%, 01/15/20 (144A)	1,085,000	1,087,318
Westlake Automobile Receivables Trust 3.280%, 12/15/22 (144A)	1,015,000	1,006,428

		4,107,137

Asset-Backed - Home Equity—0.4%
GSAA Home Equity Trust 1.602%, 1M USD LIBOR + 0.050%, 12/25/46 (f) (i)	98,196	72,707
1.652%, 1M USD LIBOR + 0.100%, 03/25/37 (f) (i)	1,017,761	534,038
1.792%, 1M USD LIBOR + 0.240%, 11/25/36 (f) (i)	293,804	181,391
1.852%, 1M USD LIBOR + 0.300%, 03/25/36 (f) (i)	1,097,213	828,608
5.985%, 06/25/36 (f) (i)	593,524	303,337
Morgan Stanley ABS Capital, Inc. Trust 1.702%, 1M USD LIBOR + 0.150%, 06/25/36 (f) (i)	37,761	33,737
New Residential Mortgage Loan Trust 4.000%, 08/27/57 (144A) (f)	1,680,946	1,725,019
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (i)	255,367	153,440
Soundview Home Loan Trust 1.802%, 1M USD LIBOR + 0.250%, 11/25/36 (f) (i)	485,000	424,289

		4,256,566

Asset-Backed - Other—7.9%
AMMC CLO, Ltd. 2.617%, 3M USD LIBOR + 1.250%, 07/25/29 (144A) (f)	1,340,000	1,349,438
Anchorage Capital CLO, Ltd. 2.869%, 3M USD LIBOR + 1.510%, 01/15/29 (144A) (f)	760,744	764,736
Apex Credit CLO, Ltd. 2.835%, 3M USD LIBOR + 1.470%, 04/24/29 (144A) (f)	1,315,000	1,321,186
Apidos CLO 2.337%, 3M USD LIBOR + 0.980%, 01/19/25 (144A) (f)	895,000	898,349
2.689%, 3M USD LIBOR + 1.330%, 01/16/27 (144A) (f)	480,000	480,741
Atlas Senior Loan Fund, Ltd. 2.609%, 3M USD LIBOR + 1.250%, 10/15/26 (144A) (f)	1,190,000	1,196,926
Avery Point CLO, Ltd. 2.467%, 3M USD LIBOR + 1.100%, 04/25/26 (144A) (f)	1,460,000	1,464,031
2.474%, 3M USD LIBOR + 1.120%, 01/18/25 (144A) (f)	1,275,000	1,278,555
Babson CLO, Ltd. 2.513%, 3M USD LIBOR + 1.150%, 07/20/25 (144A) (f)	340,000	340,885
Bain Capital Credit CLO, Ltd. 2.564%, 3M USD LIBOR + 1.250%, 07/20/30 (144A) (f)	815,000	819,575
Bayview Opportunity Master Fund Trust 2.981%, 10/28/32 (144A)	1,194,308	1,190,843

Asset-Backed - Other—(Continued)
Bayview Opportunity Master Fund Trust 3.105%, 09/28/32 (144A)	231,877	231,412
3.352%, 11/28/32 (144A)	1,211,615	1,209,326
3.500%, 01/28/55 (144A) (f)	760,793	771,286
3.500%, 06/28/57 (144A) (f)	892,692	905,083
3.500%, 07/28/57 (144A) (f)	1,722,968	1,756,489
3.500%, 10/28/57 (144A) (f)	1,715,720	1,753,846
3.500%, 01/28/58 (144A) (f)	1,175,859	1,199,581
4.000%, 11/28/53 (144A) (f)	653,012	672,558
4.000%, 10/28/64 (144A) (f)	1,223,998	1,260,251
Benefit Street Partners CLO, Ltd. 2.154%, 10/18/29 (144A) (f)	250,000	249,874
2.609%, 3M USD LIBOR + 1.250%, 07/15/29 (144A) (f)	320,000	322,050
BlueMountain CLO, Ltd. 2.638%, 3M USD LIBOR + 1.260%, 04/30/26 (144A) (f)	1,100,000	1,100,110
Carlyle Global Market Strategies CLO, Ltd. 2.845%, 3M USD LIBOR + 1.470%, 04/27/27 (144A) (f)	1,425,000	1,427,418
CBAM, Ltd. 2.599%, 10/17/29 (144A) (f)	1,215,000	1,216,225
Cent CLO, Ltd. 2.585%, 3M USD LIBOR + 1.210%, 07/27/26 (144A) (f)	930,000	929,796
2.678%, 3M USD LIBOR + 1.300%, 01/30/25 (144A) (f)	667,722	667,858
2.802%, 3M USD LIBOR + 1.410%, 11/07/26 (144A) (f)	755,000	756,338
CIFC Funding, Ltd. 2.209%, 3M USD LIBOR + 0.850%, 07/16/30 (144A) (f)	330,440	331,034
2.404%, 3M USD LIBOR + 1.050%, 04/18/25 (144A) (f)	1,585,000	1,591,616
2.654%, 3M USD LIBOR + 1.200%, 05/24/26 (144A) (f)	1,580,000	1,587,657
CLUB Credit Trust 2.610%, 01/15/24 (144A) (o)	1,105,000	1,105,022
Conn Funding L.P. 2.730%, 07/15/20 (144A) (o)	305,000	304,987
Covenant Credit Partners CLO, Ltd. 3.226%, 10/15/29 (144A) (f)	445,000	449,219
Dryden Senior Loan Fund 2.057%, 3M USD LIBOR + 0.800%, 07/15/30 (144A) (f)	685,000	684,653
2.564%, 3M USD LIBOR + 1.210%, 07/18/30 (144A) (f)	1,280,000	1,287,533
2.789%, 3M USD LIBOR + 1.430%, 07/15/27 (144A) (f)	1,215,000	1,224,025
2.789%, 3M USD LIBOR + 1.430%, 10/15/28 (144A) (f)	1,604,000	1,616,763
Finance America Mortgage Loan Trust 2.602%, 1M USD LIBOR + 1.050%, 09/25/33 (f) (i)	79,500	77,347
Flatiron CLO, Ltd. 2.666%, 3M USD LIBOR + 1.250%, 05/15/30 (144A) (f)	810,000	817,256
Fremont Home Loan Trust 2.602%, 1M USD LIBOR + 1.050%, 12/25/33 (f) (i)	75,597	74,131
GMACM Home Equity Loan Trust 1.829%, 1M USD LIBOR + 0.500%, 10/25/34 (144A) (f)	55,457	54,035
GreatAmerica Leasing Receivables Funding LLC 1.720%, 04/22/19 (144A)	135,443	135,329
Highbridge Loan Management, Ltd. 2.841%, 3M USD LIBOR + 1.450%, 05/05/27 (144A) (f)	895,000	896,072
KKR CLO, Ltd. 2.699%, 3M USD LIBOR + 1.340%, 04/15/29 (144A) (f)	1,260,000	1,263,483
KKR Financial CLO, Ltd. 2.649%, 3M USD LIBOR + 1.290%, 04/15/29 (144A) (f)	565,000	569,414
Knollwood CDO, Ltd. 4.355%, 3M USD LIBOR + 3.200%, 01/10/39 (144A) (c) (d) (f)	626,830	0

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Lendmark Funding Trust 2.830%, 12/22/25 (144A) (o)	680,000	$678,419
3.260%, 04/21/25 (144A) (o)	875,000	878,896
Madison Park Funding, Ltd. 2.523%, 07/23/29 (144A) (f)	1,341,000	1,342,543
2.623%, 3M USD LIBOR + 1.260%, 07/20/26 (144A) (f)	1,485,000	1,500,533
Magnetite, Ltd. 2.367%, 3M USD LIBOR + 1.000%, 07/25/26 (144A) (f)	1,255,000	1,254,903
2.659%, 3M USD LIBOR + 1.300%, 04/15/26 (144A) (f)	865,000	866,310
2.689%, 3M USD LIBOR + 1.330%, 04/15/27 (144A) (f)	955,000	954,840
2.816%, 3M USD LIBOR + 1.400%, 11/15/28 (144A) (f)	1,522,000	1,532,896
2.867%, 3M USD LIBOR + 1.500%, 07/25/26 (144A) (f)	995,000	999,249
Marlette Funding Trust 2.360%, 12/15/24 (144A) (o)	566,103	565,873
MFRA Trust 3.352%, 11/25/47 (144A)	1,249,957	1,247,955
Nationstar HECM Loan Trust 1.968%, 05/25/27 (144A)	215,526	215,200
2.038%, 09/25/27 (144A) (f)	396,679	396,679
2.239%, 06/25/26 (144A) (f)	55,294	55,191
2.942%, 05/25/27 (144A)	100,000	100,195
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,249,000	1,237,072
3.214%, 02/15/51 (144A)	1,065,000	1,065,998
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,189,679
Oak Hill Advisors Residential Loan Trust 3.000%, 06/25/57 (144A)	497,688	496,971
Oak Hill Credit Partners, Ltd. 2.493%, 3M USD LIBOR + 1.130%, 07/20/26 (144A) (f)	455,000	457,254
Oaktree EIF, Ltd. 2.566%, 3M USD LIBOR + 1.150%, 11/15/25 (144A) (f)	1,505,000	1,507,033
OCP CLO, Ltd. 2.203%, 04/17/27 (144A) (f)	1,230,000	1,230,029
2.846%, 3M USD LIBOR + 1.400%, 11/22/25 (144A) (f)	1,435,000	1,444,685
Octagon Investment Partners, Ltd. 2.473%, 3M USD LIBOR + 1.120%, 07/17/25 (144A) (f)	636,720	637,563
2.683%, 3M USD LIBOR + 1.320%, 03/17/30 (144A) (f)	725,000	734,104
OHA Loan Funding, Ltd. 2.584%, 3M USD LIBOR + 1.270%, 08/23/24 (144A) (f)	654,419	654,928
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	1,648,000	1,633,329
4.100%, 03/20/28 (144A)	1,835,000	1,858,705
OZLM Funding, Ltd. 2.263%, 3M USD LIBOR + 0.900%, 07/22/29 (144A) (f)	218,750	219,103
2.613%, 10/22/30 (144A) (f)	1,205,000	1,212,383
OZLM, Ltd. 2.828%, 3M USD LIBOR + 1.450%, 04/30/27 (144A) (f)	1,360,000	1,366,365
Pretium Mortgage Credit Partners LLC 3.327%, 12/30/32 (144A) (f)	242,657	242,052
Prosper Marketplace Issuance Trust 2.360%, 11/15/23 (144A)	641,108	641,334
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	847,030
Seneca Park CLO, Ltd. 2.473%, 3M USD LIBOR + 1.120%, 07/17/26 (144A) (f)	1,095,000	1,106,423

Asset-Backed - Other—(Continued)
Shackleton CLO, Ltd. 2.513%, 3M USD LIBOR + 1.160%, 07/17/26 (144A) (f)	1,100,000	1,107,345
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	490,207	488,600
2.770%, 05/25/26 (144A)	245,383	245,472
3.090%, 10/27/25 (144A) (o)	505,561	513,568
3.280%, 01/26/26 (144A) (o)	410,880	414,970
Sound Point CLO, Ltd. 2.463%, 3M USD LIBOR + 1.100%, 01/21/26 (144A) (f)	1,415,000	1,415,235
2.753%, 3M USD LIBOR + 1.390%, 01/23/29 (144A) (f)	505,000	506,959
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,690,512
2.900%, 11/15/29 (144A)	1,225,000	1,226,805
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	1,020,000	1,018,725
Symphony CLO, Ltd. 2.639%, 3M USD LIBOR + 1.280%, 07/14/26 (144A) (f)	1,295,000	1,294,557
2.985%, 1M USD LIBOR + 1.750%, 01/09/23 (144A) (f)	1,280,000	1,283,652
Towd Point Mortgage Trust 2.152%, 02/25/57 (144A) (f)	1,544,645	1,546,531
2.250%, 04/25/56 (144A) (f)	937,192	928,232
2.750%, 02/25/55 (144A) (f)	220,247	220,300
2.750%, 08/25/55 (144A) (f)	763,327	763,106
2.750%, 10/25/56 (144A) (f)	1,997,824	1,995,261
2.750%, 04/25/57 (144A) (f)	560,494	560,071
2.750%, 06/25/57 (144A) (f)	1,435,769	1,429,803
2.750%, 07/25/57 (144A) (f)	1,027,947	1,026,278
3.000%, 03/25/54 (144A) (f)	53,800	54,032
Treman Park CLO, Ltd. 2.733%, 3M USD LIBOR + 1.370%, 04/20/27 (144A) (f)	1,300,000	1,310,053
U.S. Residential Opportunity Fund Trust 3.352%, 11/27/37 (144A)	945,000	942,387
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A)	353,732	353,515
3.250%, 04/25/59 (144A)	412,580	413,306
3.375%, 10/25/47 (144A)	1,714,098	1,713,260
Vibrant CLO, Ltd. 2.866%, 3M USD LIBOR + 1.240%, 06/20/29 (144A) (f)	1,515,000	1,525,250
VOLT LXIII LLC 3.000%, 10/25/47 (144A)	670,000	668,990
Voya CLO, Ltd. 2.634%, 01/18/29 (144A) (f)	1,265,000	1,265,000
2.984%, 01/18/29 (144A) (f)	440,000	440,000
Wendys Funding LLC 3.884%, 03/15/48 (144A) (o)	435,000	435,306

		102,773,145

Total Asset-Backed Securities (Cost $111,645,677)		111,136,848

Mortgage-Backed Securities—4.9%

Collateralized Mortgage Obligations—2.7%
Adjustable Rate Mortgage Trust 2.052%, 1M USD LIBOR + 0.500%, 01/25/36 (f)	194,927	186,625
2.092%, 1M USD LIBOR + 0.540%, 11/25/35 (f)	223,805	222,212

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Angel Oak Mortgage Trust LLC 2.478%, 07/25/47 (144A) (f)	656,331	$650,527
2.708%, 11/25/47 (144A) (f)	569,969	566,086
2.810%, 01/25/47 (144A) (f)	194,476	193,132
Bear Stearns Adjustable Rate Mortgage Trust 3.649%, 07/25/36 (f)	436,285	434,450
Bear Stearns ALT-A Trust 2.032%, 1M USD LIBOR + 0.480%, 02/25/36 (f)	749,808	710,130
Bear Stearns Mortgage Funding Trust 1.732%, 1M USD LIBOR + 0.180%, 10/25/36 (f)	216,664	212,486
1.752%, 1M USD LIBOR + 0.200%, 02/25/37 (f)	695,011	696,946
CIM Trust 3.000%, 04/25/57 (144A) (f)	1,634,204	1,639,253
COLT Mortgage Loan Trust 2.415%, 10/25/47 (144A) (f)	1,551,658	1,554,215
2.614%, 05/27/47 (144A) (f)	558,172	558,531
2.800%, 12/26/46 (144A) (f)	308,709	308,633
Countrywide Alternative Loan Trust 1.822%, 1M USD LIBOR + 0.270%, 01/25/36 (f)	149,741	142,023
2.002%, 1M USD LIBOR + 0.450%, 04/25/35 (f)	295,080	263,526
2.352%, 1M USD LIBOR + 0.800%, 12/25/35 (f)	207,072	179,655
2.413%, 12M MTA + 1.350%, 08/25/35 (f)	370,299	325,606
5.500%, 11/25/35	824,908	723,069
Countrywide Home Loan Mortgage Pass-Through Trust 1.752%, 1M USD LIBOR + 0.200%, 04/25/46 (f)	352,095	304,379
2.232%, 1M USD LIBOR + 0.680%, 02/25/35 (f)	159,683	154,601
3.415%, 06/20/35 (f)	21,695	21,840
3.477%, 09/25/47 (f)	626,108	584,564
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (f)	594,611	601,300
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (f)	522,798	516,975
2.577%, 10/25/47 (144A) (f)	664,296	664,255
2.725%, 12/26/46 (144A) (f)	326,229	324,574
Deutsche ALT-A Securities Mortgage Loan Trust 1.702%, 1M USD LIBOR + 0.150%, 12/25/36 (f)	439,089	401,131
Fannie Mae Connecticut Avenue Securities 5.902%, 1M USD LIBOR + 4.350%, 05/25/29 (f)	780,142	864,796
7.252%, 1M USD LIBOR + 5.700%, 04/25/28 (f)	179,040	205,938
7.552%, 1M USD LIBOR + 6.000%, 09/25/28 (f)	129,000	153,134
GreenPoint Mortgage Funding Trust 2.463%, 12M MTA + 1.400%, 10/25/45 (f)	272,644	232,655
GSR Mortgage Loan Trust 1.852%, 1M USD LIBOR + 0.300%, 01/25/37 (f)	826,862	472,969
3.639%, 01/25/36 (f)	654,310	654,886
6.000%, 07/25/37	346,071	318,170
IndyMac INDX Mortgage Loan Trust 3.488%, 10/25/35 (f)	59,297	57,082
JPMorgan Mortgage Trust 3.459%, 05/25/36 (f)	41,901	41,537
LSTAR Securities Investment, Ltd. 3.218%, 11/01/22 (144A) (f)	696,390	695,529
3.318%, 09/01/22 (144A) (f)	508,368	508,686
3.318%, 10/01/22 (144A) (f)	1,251,335	1,245,598
3.568%, 1M USD LIBOR + 2.000%, 02/01/22 (144A) (f)	753,258	772,714
3.568%, 1M USD LIBOR + 2.000%, 04/01/22 (144A) (f)	504,215	504,792

Collateralized Mortgage Obligations—(Continued)
MASTR Adjustable Rate Mortgages Trust 3.086%, 09/25/33 (f)	102,115	101,137
3.465%, 11/21/34 (f)	158,367	162,235
MFA Trust 2.588%, 02/25/57 (144A) (f)	419,371	414,388
Morgan Stanley Mortgage Loan Trust 3.519%, 05/25/36 (f)	238,030	178,690
New Residential Mortgage Loan Trust 3.052%, 1M USD LIBOR + 1.500%, 06/25/57 (144A) (f)	1,612,204	1,651,603
3.750%, 11/26/35 (144A) (f)	1,089,054	1,113,313
3.750%, 11/25/56 (144A) (f)	981,767	1,003,160
4.000%, 02/25/57 (144A) (f)	1,970,952	2,029,548
4.000%, 03/25/57 (144A) (f)	1,994,091	2,061,104
4.000%, 04/25/57 (144A) (f)	1,598,385	1,646,006
4.000%, 05/25/57 (144A) (f)	1,353,512	1,395,220
Residential Accredit Loans, Inc. Trust 1.852%, 1M USD LIBOR + 0.300%, 04/25/36 (f)	573,031	528,425
6.000%, 12/25/35	301,405	293,531
RFMSI Trust 3.631%, 08/25/35 (f)	109,829	86,983
Structured Adjustable Rate Mortgage Loan Trust 0.490%, 1M LIBOR + 0.300%, 09/25/34 (f)	72,078	67,126
WaMu Mortgage Pass-Through Certificates Trust 1.943%, 12M MTA + 0.880%, 10/25/46 (f)	295,737	264,916
3.111%, 06/25/37 (f)	171,776	161,578
Washington Mutual Mortgage Pass-Through Certificates 2.152%, 1M USD LIBOR + 0.600%, 07/25/36 (f)	125,765	89,101
Wells Fargo Mortgage-Backed Securities Trust 3.463%, 10/25/35 (f)	1,541,000	1,567,614
3.524%, 09/25/36 (f)	226,916	224,929
3.724%, 10/25/36 (f)	261,542	256,274

		35,166,091

Commercial Mortgage-Backed Securities—2.2%
Banc of America Commercial Mortgage Trust 3.116%, 09/15/48 (144A) (f) (o)	413,000	265,505
BANK 0.755%, 11/15/50 (f) (g)	8,324,379	497,504
0.826%, 11/15/54 (f) (g)	1,000,000	63,414
3.488%, 11/15/50	1,125,000	1,155,460
Bear Stearns Commercial Mortgage Securities Trust 5.107%, 10/12/42 (f)	145,000	131,922
CFCRE Commercial Mortgage Trust 3.839%, 12/10/54	465,000	485,470
Citigroup Commercial Mortgage Trust 1.046%, 07/10/47 (f) (g)	4,368,867	230,434
1.154%, 04/10/48 (f) (g)	5,001,510	289,144
3.616%, 02/10/49	310,000	320,989
3.818%, 11/10/48	220,000	230,939
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.800%, 02/10/47 (f) (g)	3,800,393	101,291
0.886%, 08/10/46 (f) (g)	1,060,636	32,162
1.796%, 10/15/45 (f) (g)	403,251	25,751
2.853%, 10/15/45	180,000	180,674

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.101%, 03/10/46	145,000	$146,983
3.213%, 03/10/46	280,000	285,680
3.350%, 02/10/48	320,000	325,786
3.424%, 03/10/31 (144A)	1,065,000	1,104,618
3.612%, 06/10/46 (f)	260,000	269,960
3.620%, 07/10/50	130,000	134,656
3.694%, 08/10/47	395,000	411,585
3.765%, 02/10/49	295,000	308,955
3.796%, 08/10/47	225,000	236,033
3.902%, 07/10/50	210,000	221,232
3.961%, 03/10/47	235,125	248,005
4.074%, 02/10/47 (f)	115,000	122,122
4.205%, 08/10/46	100,035	106,789
4.210%, 08/10/46 (f)	175,000	186,872
4.236%, 02/10/47 (f)	190,000	203,213
4.575%, 10/15/45 (144A) (f) (o)	210,000	97,814
4.750%, 10/15/45 (144A) (f) (o)	355,000	230,480
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	31,357	30,780
CSAIL Commercial Mortgage Trust 0.854%, 06/15/57 (f) (g)	13,102,499	589,751
1.046%, 11/15/48 (f) (g)	1,152,602	63,936
1.809%, 01/15/49 (f) (g)	2,410,789	251,879
3.447%, 08/15/48	80,000	81,794
3.544%, 11/15/48	280,000	289,147
3.808%, 11/15/48	445,000	465,217
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	1,195,827
3.633%, 06/05/31 (144A)	130,000	129,859
GS Mortgage Securities Trust 0.108%, 07/10/46 (f) (g)	11,585,839	53,345
1.353%, 08/10/44 (144A) (f) (g)	1,028,051	39,999
3.674%, 04/10/47 (144A) (o)	235,000	87,789
3.674%, 03/10/50	395,000	413,390
4.859%, 04/10/47 (144A) (f) (o)	465,000	307,748
JPMBB Commercial Mortgage Securities Trust 0.825%, 09/15/47 (f) (g)	4,684,701	142,053
3.363%, 07/15/45	475,000	488,983
3.611%, 05/15/48	150,000	155,392
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (f) (o)	400,000	204,865
2.944%, 1M LIBOR + 1.500%, 02/12/51 (f)	383,384	381,159
4.372%, 12/15/47 (144A) (f) (o)	130,000	103,328
6.068%, 02/12/51	45,921	45,860
LB-UBS Commercial Mortgage Trust 6.319%, 04/15/41 (f)	166,789	167,073
Morgan Stanley Bank of America Merrill Lynch Trust 1.108%, 10/15/48 (f) (g)	906,601	57,197
1.126%, 12/15/47 (f) (g)	2,904,614	137,349
2.918%, 02/15/46	130,000	131,097
3.134%, 12/15/48	480,000	488,386
3.176%, 08/15/45	245,000	249,605
3.766%, 11/15/46	180,000	188,521
4.259%, 10/15/46 (f)	115,000	123,088
4.500%, 08/15/45 (144A) (o)	220,000	158,094

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust 1.460%, 06/15/50 (f) (g)	1,724,105	163,266
2.782%, 08/15/49	210,000	204,724
3.337%, 12/15/49	175,000	178,186
3.530%, 06/15/50	1,169,000	1,207,215
3.596%, 12/15/49	320,000	331,682
5.155%, 07/15/49 (144A) (f) (o)	265,000	230,566
5.328%, 10/12/52 (144A) (f)	135,000	60,403
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (f)	150,000	150,825
UBS Commercial Mortgage Trust 1.161%, 08/15/50 (f) (g)	1,047,491	84,863
UBS-Barclays Commercial Mortgage Trust 1.524%, 02/15/50 (f) (g)	5,729,856	595,445
2.327%, 08/15/36 (144A) (f)	1,802,000	1,803,684
3.091%, 08/10/49	645,000	655,354
3.185%, 03/10/46	240,000	244,332
3.244%, 04/10/46	300,119	305,897
3.674%, 02/15/50	300,000	312,860
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,115,179
Wells Fargo Commercial Mortgage Trust 1.169%, 09/15/57 (f) (g)	8,385,079	460,053
1.176%, 05/15/48 (f) (g)	3,882,728	220,948
2.881%, 05/15/48 (144A) (f) (o)	320,000	205,113
2.918%, 10/15/45	319,757	322,274
2.942%, 10/15/49	70,000	69,144
3.290%, 05/15/48	230,000	234,355
3.453%, 07/15/50	165,000	168,707
3.560%, 01/15/59	230,000	237,611
3.617%, 09/15/57	355,000	368,449
3.839%, 09/15/58	225,000	236,877
4.102%, 05/15/48 (f)	80,000	71,066
WF-RBS Commercial Mortgage Trust 1.306%, 03/15/47 (f) (g)	2,327,775	117,544
2.870%, 11/15/45	400,000	402,673
2.875%, 12/15/45	175,000	175,661
3.016%, 11/15/47 (144A) (o)	550,000	317,620
3.071%, 03/15/45	185,000	187,696
3.345%, 05/15/45	100,000	101,028
3.607%, 11/15/47	225,000	233,132
3.723%, 05/15/47	190,000	198,274
3.995%, 05/15/47	160,281	169,727
4.045%, 03/15/47	40,000	42,429
4.101%, 03/15/47	335,000	356,349
5.000%, 06/15/44 (144A) (f) (o)	105,000	76,232
5.580%, 04/15/45 (144A) (f)	255,000	251,277

		28,742,673

Total Mortgage-Backed Securities (Cost $64,333,783)		63,908,764

Floating Rate Loans (p)—1.0%

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 4.319%, 1M LIBOR + 2.750%, 05/14/22	151,386	152,016

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 4.900%, 1M LIBOR + 3.500%, 11/01/24	100,000	$100,594

Building Materials—0.0%
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 11/15/23	125,000	125,408

Chemicals—0.0%
HB Fuller Co. Term Loan B, 3.751%, 1M LIBOR + 2.250%, 10/20/24	99,750	100,221
Univar, Inc. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 07/01/24	118,802	119,396

		219,617

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 4.819%, 1M LIBOR + 3.250%, 09/26/21	154,452	136,851
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.430%, 3M LIBOR + 3.000%, 12/18/20	290,141	292,075
Jaguar Holding Co. II Term Loan, 4.384%, 3M LIBOR + 2.750%, 08/18/22	131,341	131,743
Nets Holding A/S Term Loan B, 11/27/24 (EUR) (q)	100,000	120,560
PSAV Holdings LLC Term Loan B, 4.869%, 3M LIBOR + 3.500%, 04/27/24	193,900	193,900
WEX, Inc. Term Loan B2, 4.319%, 1M LIBOR + 2.750%, 06/30/23	413,700	416,323

		1,291,452

Computers—0.0%
Tempo Acquisition LLC Term Loan, 4.569%, 1M LIBOR + 3.000%, 05/01/24	208,950	208,558
Xerox Business Services LLC Term Loan B, 4.569%, 1M LIBOR + 3.000%, 12/07/23	133,650	134,708

		343,266

Cosmetics/Personal Care—0.0%
Galleria Co. Term Loan B, 4.375%, 1M LIBOR + 3.000%, 09/29/23	89,775	90,279
Revlon Consumer Products Corp. Term Loan B, 5.069%, 1M LIBOR + 3.500%, 09/07/23	241,938	181,907

		272,186

Diversified Financial Services—0.0%
AlixPartners LLP Term Loan B, 4.443%, 3M LIBOR + 2.750%, 04/04/24	178,650	179,841

Electric—0.0%
Helix Gen Funding LLC Term Loan B, 5.443%, 3M LIBOR + 3.750%, 06/02/24	96,511	96,911

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.959%, 3M LIBOR + 6.500%, 05/16/21	105,000	103,950
Seadrill Partners Finco LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 02/21/21	109,714	87,458

		191,408

Entertainment—0.0%
Golden Entertainment, Inc. 1st Lien Term Loan, 4.510%, 1M LIBOR + 3.000%, 10/20/24	170,000	170,425

Food—0.0%
Albertson’s LLC Term Loan B4, 4.319%, 1M LIBOR + 2.750%, 08/25/21	175,138	171,920
Post Holdings, Inc. Incremental Term Loan, 3.820%, 1M LIBOR + 2.250%, 05/24/24	164,175	164,927

		336,847

Food Products—0.0%
Hostess Brands LLC Term Loan, 3.819%, 1M LIBOR + 2.250%, 08/03/22	108,898	109,147

Healthcare - Services—0.1%
Envision Healthcare Corp. Term Loan B, 4.570%, 1M LIBOR + 3.000%, 12/01/23	157,212	157,802
INC Research LLC Term Loan B, 3.819%, 1M LIBOR + 2.250%, 08/01/24	96,875	97,153
MPH Acquisition Holdings LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 06/07/23	158,473	158,980
U.S. Renal Care, Inc. Term Loan B, 5.943%, 3M LIBOR + 4.250%, 12/31/22	254,800	251,679

		665,614

Insurance—0.1%
Asurion LLC Term Loan B4, 4.319%, 1M LIBOR + 2.750%, 08/04/22	320,354	322,385
Camelot UK Holdco, Ltd. Term Loan, 4.819%, 1M LIBOR + 3.250%, 10/03/23	108,630	109,377
Hub International, Ltd. Term Loan B, 4.413%, 3M LIBOR + 3.000%, 10/02/20	335,670	337,559
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 03/01/21	258,765	258,862
2nd Lien Term Loan, 7.319%, 1M LIBOR + 5.750%, 02/28/22	205,000	206,281
USI, Inc. Term Loan, 4.693%, 3M LIBOR + 3.000%, 05/16/24	104,738	104,825

		1,339,289

Internet—0.0%
Zayo Group LLC Incremental Term Loan, 3.802%, 1M LIBOR + 2.250%, 01/19/24	75,071	75,408

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Internet & Direct Marketing Retail—0.0%
Lands’ End, Inc. Term Loan B, 4.819%, 1M LIBOR + 3.250%, 04/04/21 (i)	157,001	$140,713

Leisure Time—0.0%
Aristocrat Leisure, Ltd. Term Loan, 10/19/24 (q)	100,000	100,219
Delta 2 (LUX) S.a.r.l. Term Loan B3, 4.569%, 1M LIBOR + 3.000%, 02/01/24	275,000	276,919

		377,138

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 3.975%, 1W LIBOR + 2.500%, 09/15/23	120,286	121,104
Caesars Entertainment Operating Co. Term Loan, 4.069%, 1M LIBOR + 2.500%, 10/06/24	160,000	160,360
Caesars Resort Collection LLC 1st Lien Term Loan B, 4.336%, 3M LIBOR + 2.750%, 12/22/24	111,290	111,888

		393,352

Machinery—0.0%
Circor International, Inc. 1st Lien Term Loan, 4.932%, 3M LIBOR + 3.500%, 11/20/24	105,000	104,803

Machinery - Diversified—0.0%
Gardner Denver, Inc. Term Loan B, 4.443%, 3M LIBOR + 2.750%, 07/30/24	241,787	242,770

Media—0.1%
Mission Broadcasting, Inc. Term Loan B2, 3.861%, 1M LIBOR + 2.500%, 01/17/24	9,367	9,407
Nexstar Broadcasting, Inc. Term Loan B2, 3.861%, 1M LIBOR + 2.500%, 01/17/24	74,196	74,521
Numericable Group S.A. Term Loan B12, 4.349%, 3M LIBOR + 3.000%, 01/31/26	100,000	96,708
Sinclair Television Group, Inc. Term Loan B, 05/10/24 (q)	100,000	100,031
Univision Communications, Inc. Term Loan C5, 4.319%, 1M LIBOR + 2.750%, 03/15/24	148,391	148,122

		428,789

Miscellaneous Manufacturing—0.0%
CeramTec Group GmbH Term Loan B, 11/29/24 (EUR) (q)	100,000	120,200

Office/Business Equipment—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.615%, 3M LIBOR + 4.250%, 06/21/24	149,250	150,007

Oil & Gas—0.1%
California Resources Corp. Second Out Term Loan, 11.876%, 1M LIBOR + 10.375%, 12/31/21	130,000	143,000

Oil & Gas—(Continued)
Chesapeake Energy Corp. Term Loan, 8.954%, 3M LIBOR + 7.500%, 08/23/21	110,000	117,356
Fieldwood Energy LLC 1st Lien Term Loan, 4.568%, 3M LIBOR + 2.875%, 09/28/18 (i)	249,780	242,911
Foresight Energy LLC 1st Lien Term Loan, 7.443%, 3M LIBOR + 5.750%, 03/28/22	203,463	191,001
Paragon Offshore Finance Co. Takeback Term Loan B, 2.354%, PIK + 5.000%, 07/18/22 (i)	5,579	4,728
Term Loan B, 07/18/21 (c) (d) (n)	706	0

		698,996

Packaging & Containers—0.1%
Berry Plastics Group, Inc. Term Loan O, 3.406%, 3M LIBOR + 2.000%, 02/08/20	194,315	195,286
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.335%, 3M LIBOR + 3.000%, 12/29/23	99,500	100,164
Reynolds Group Holdings, Inc. Term Loan, 4.319%, 1M LIBOR + 2.750%, 02/05/23	255,639	257,179

		552,629

Pharmaceuticals—0.1%
Change Healthcare Holdings, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 03/01/24	173,688	174,162
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.875%, 1M LIBOR + 4.250%, 04/29/24	169,150	170,434
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.940%, 1M LIBOR + 3.500%, 04/01/22	76,073	77,296

		421,892

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan B, 3.501%, 1M LIBOR + 2.000%, 02/02/24	277,617	276,966

Real Estate—0.0%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.708%, 3M LIBOR + 3.250%, 11/04/21	398,022	393,367

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 12/20/24 (q)	100,000	100,177

Retail—0.1%
Bass Pro Group LLC Term Loan B, 6.569%, 1M LIBOR + 5.000%, 09/25/24	149,625	149,181
Harbor Freight Tools USA, Inc. Term Loan B, 4.819%, 1M LIBOR + 3.250%, 08/18/23	117,900	118,830
J. Crew Group, Inc. Term Loan B, 4.617%, 3M LIBOR + 3.000%, 03/05/21 (c) (d) (i)	310,407	166,316

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (p)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Neiman Marcus Group, Ltd. LLC Term Loan, 4.642%, 1M LIBOR + 3.250%, 10/25/20	224,415	$183,796
Party City Holdings, Inc. Term Loan, 4.456%, 3M LIBOR + 3.000%, 08/19/22	165,717	166,535
Staples, Inc. Term Loan B, 5.489%, 3M LIBOR + 4.000%, 09/12/24	130,000	127,449

		912,107

Semiconductors—0.0%
Entegris, Inc. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 04/30/21	142,579	143,381

Software—0.1%
Almonde, Inc. 1st Lien Term Loan, 4.979%, 3M LIBOR + 3.500%, 06/13/24	124,688	125,182
First Data Corp. Term Loan, 3.802%, 1M LIBOR + 2.250%, 07/08/22	503,972	504,847
Infor (U.S.), Inc. Term Loan B6, 4.443%, 3M LIBOR + 2.750%, 02/01/22	245,541	246,462

		876,491

Telecommunications—0.1%
CSC Holdings LLC 1st Lien Term Loan, 3.741%, 1M LIBOR + 2.250%, 07/17/25	107,740	107,444
Sprint Communications, Inc. 1st Lien Term Loan B, 4.125%, 1M LIBOR + 2.500%, 02/02/24	337,450	337,696

		445,140

Total Floating Rate Loans (Cost $12,695,878)		12,448,347

Municipals—0.6%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 5.482%, 12/01/24	355,000	350,073
6.138%, 12/01/39	155,000	147,715
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	805,000	1,091,492
City of Chicago IL, General Obligation Unlimited 7.045%, 01/01/29	515,000	569,178
7.375%, 01/01/33	450,000	520,641
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	55,000	70,501
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38	1,990,000	741,275
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	1,455,000	2,183,547
7.600%, 11/01/40	270,000	431,171

State of Illinois, General Obligation Unlimited 5.665%, 03/01/18	1,190,000	$1,196,473
State of Illinois, General Obligation Unlimited 5.877%, 03/01/19	310,000	319,660
State of Illinois, General Obligation Unlimited, Build America Bonds 5.163%, 02/01/18	85,000	85,188
5.375%, 07/01/18	455,000	461,152

Total Municipals (Cost $8,194,189)		8,168,066

Foreign Government—0.5%

Sovereign—0.5%
Abu Dhabi Government International Bonds 3.125%, 10/11/27 (144A)	290,000	283,550
4.125%, 10/11/47 (144A)	1,510,000	1,493,571
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR)	370,000	461,498
Italy Buoni Poliennali Del Tesoro 0.750%, 01/15/18 (EUR)	430,000	516,140
Italy Buoni Poliennali del Tesoro 4.500%, 02/01/18 (EUR)	420,000	505,882
Mexico Government International Bond 5.750%, 10/12/2110	598,000	636,870
Oman Government International Bond 6.500%, 03/08/47 (144A)	835,000	836,211
Saudi Government International Bond 4.625%, 10/04/47 (144A)	1,345,000	1,373,654
Slovenia Government Bond 4.000%, 03/22/18 (EUR)	50,000	60,486
Spain Government Bond 4.500%, 01/31/18 (EUR)	415,000	499,730
Spain Letras del Tesoro Zero Coupon, 02/16/18 (EUR)	260,000	312,176

Total Foreign Government (Cost $6,860,753)		6,979,768

Warrant—0.0%

Food Products—0.0%
Simply Good Foods Co. (The), Expires 07/07/22 (a) (Cost $96,828)	48,173	186,911

Short-Term Investments—1.8%

Commercial Paper—0.0%
Toronto-Dominion Bank 0.803%, 01/03/18 (CAD) (r)	135,000	107,379

Foreign Government—0.7%
Argentina Treasury Bills 2.693%, 01/26/18 (r)	293,531	292,951

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Foreign Government—(Continued)
Argentina Treasury Bills 3.062%, 06/15/18 (r)	1,404,336	$1,383,664
3.139%, 05/24/18 (r)	419,524	414,243
3.281%, 04/27/18 (r)	753,250	745,577
Egypt Treasury Bill 17.193%, 10/16/18 (EGP) (r)	10,500,000	517,768
France Treasury Bill 0.000%, 01/10/18 (EUR) (r)	75,000	90,004
Japan Treasury Bills 0.000%, 01/15/18 (JPY) (r)	175,000,000	1,553,200
0.000%, 01/22/18 (JPY) (r)	211,000,000	1,872,774
0.000%, 01/29/18 (JPY) (r)	20,600,000	182,846
0.000%, 03/05/18 (JPY) (r)	33,850,000	300,496
0.000%, 03/19/18 (JPY) (r)	154,400,000	1,370,729
Sweden Treasury Bill 0.000%, 01/17/18 (SEK) (r)	1,000,000	121,948

		8,846,200

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $12,147,344 on 01/02/18, collateralized by $12,290,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $12,394,772.	12,146,804	12,146,804

U.S. Treasury—0.2%
U.S. Treasury Bill 1.222%, 02/08/18 (r)	2,300,000	2,297,042

Total Short-Term Investments (Cost $23,402,878)		23,397,425

Securities Lending Reinvestments (s)—1.6%

Certificates of Deposit—0.5%
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (f)	500,000	499,965
Bank of Montreal 1.972%, 01/11/18	750,771	750,110
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (f)	250,000	250,001
1.681%, 1M LIBOR + 0.190%, 04/16/18 (f)	500,000	500,029
Danske Bank A/S 1.680%, 03/19/18	500,000	499,950
KBC Bank NV 1.550%, 01/29/18	500,000	500,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (f)	200,000	199,995
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (f)	500,000	499,929
Standard Chartered plc 1.752%, 01/23/18	500,025	500,001
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (f)	500,000	499,922
1.754%, 1M LIBOR + 0.190%, 04/26/18 (f)	500,000	499,996

Certificates of Deposit—(Continued)
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (f)	500,000	500,458

		5,700,356

Commercial Paper—0.3%
Canadian Imperial Bank 1.700%, 03/19/18	497,781	498,222
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	498,238	498,788
Macquarie Bank, Ltd., London 1.620%, 03/06/18	497,975	498,590
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (f)	1,000,000	999,934
Sheffield Receivables Co. 1.680%, 03/14/18	497,853	498,301
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (f)	500,000	499,986

		3,493,821

Repurchase Agreements—0.7%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $147,295 on 01/02/18, collateralized by $148,825 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $150,335.	147,267	147,267
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,000,156 on 01/02/18, collateralized by $901,231 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,020,000.	1,000,000	1,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $358,274 on 04/02/18, collateralized by various Common Stock with a value of $385,000.	350,000	350,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $500,086 on 01/02/18, collateralized by $518,004, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $508,398.	500,000	500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $960,165 on 01/02/18, collateralized by $988,416 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $979,204.	960,000	960,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $750,158 on 01/02/18, collateralized by $769,508 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $765,003.	750,000	750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,440,068 on 04/02/18, collateralized by various Common Stock with a value of $1,540,000.	1,400,000	1,400,000

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $2,000,340 on 01/02/18, collateralized by $3,024,213 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.842%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $2,040,347.	2,000,000	$2,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,000,320 on 01/02/18, collateralized by $6,031,321 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,040,001.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $201,292 on 01/02/18, collateralized by various Common Stock with a value of $222,730.	200,000	200,000

		9,307,267

Time Deposits—0.1%
Australia New Zealand Bank 1.330%, 01/02/18	400,000	400,000
Bank of Montreal 1.400%, 01/03/18	200,000	200,000
Nordea Bank New York 1.300%, 01/02/18	500,000	500,000
Standard Chartered plc 1.490%, 01/02/18	400,000	400,000

		1,500,000

Total Securities Lending Reinvestments (Cost $20,001,030)		20,001,444

Total Purchased Options—0.1% (t) (Cost $989,190)		810,166

Total Investments—107.8% (Cost $1,257,355,091)		1,398,086,896
Other assets and liabilities (net)—(7.8)%		(100,837,015)

Net Assets—100.0%		$1,297,249,881

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $19,466,307 and the collateral received consisted of cash in the amount of $19,999,909. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	Interest only security.
(h)	Principal only security.
(i)	Illiquid security. As of December 31, 2017, these securities represent 0.5% of net assets.
(j)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2017, the market value of securities pledged was $1,612,047.
(k)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2017, the market value of securities pledged was $2,620,150.
(l)	Principal amount of security is adjusted for inflation.
(m)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $2,259,619.
(n)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(o)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $7,191,476, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(p)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(q)	This loan will settle after December 31, 2017, at which time the interest rate will be determined.
(r)	The rate shown represents current yield to maturity.
(s)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $175,677,233, which is 13.5% of net assets.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Restricted Securities	Acquisition Date	Principal Amount/ Shares	Cost	Value
Banc of America Commercial Mortgage Trust, 3.116%, 09/15/48	01/21/16 - 02/01/16	413,000	$220,480	$265,505
CLUB Credit Trust, 2.610%, 01/15/24	11/29/17	1,105,000	1,104,970	1,105,022
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.750%, 10/15/45	02/18/15 - 02/06/17	355,000	256,041	230,480
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.575%, 10/15/45	12/05/14 - 03/29/17	210,000	149,074	97,814
Conn Funding L.P., 2.730%, 07/15/20	12/12/17	305,000	304,987	304,987
GS Mortgage Securities Trust, 4.859%, 04/10/47	03/27/14 - 06/20/14	465,000	425,541	307,748
GS Mortgage Securities Trust, 3.674%, 04/10/47	04/03/14	235,000	147,173	87,789
JPMorgan Chase Commercial Mortgage Securities Trust, 2.733%, 10/15/45	05/19/15	400,000	269,984	204,865
JPMorgan Chase Commercial Mortgage Securities Trust, 4.372%, 12/15/47	03/17/14	130,000	105,300	103,328
Lendmark Funding Trust, 3.260%, 04/21/25	10/26/16	875,000	874,901	878,896
Lendmark Funding Trust, 2.830%, 12/22/25	06/22/17	680,000	679,861	678,419
Marlette Funding Trust, 2.360%, 12/15/24	10/17/17	566,103	566,072	565,873
Morgan Stanley Bank of America Merrill Lynch Trust, 4.500%, 08/15/45	07/10/14	220,000	173,388	158,094
Morgan Stanley Capital Trust, 5.155%, 07/15/49	03/13/15	265,000	242,868	230,566
Paragon Offshore Finance Co.	07/18/17	162	2,673	3,240
Paragon Offshore Finance Co.	07/18/17	162	182	223
Paragon Offshore Finance Co.	07/18/17	81	1,560	1,863
SoFi Consumer Loan Program LLC, 3.090%, 10/27/25	07/26/16	505,561	505,482	513,568
SoFi Consumer Loan Program LLC, 3.280%, 01/26/26	01/20/17	410,880	410,845	414,970
TE Holdcorp LLC	10/12/16	2,426	24,262	3,955
WF-RBS Commercial Mortgage Trust, 5.000%, 06/15/44	03/27/14	105,000	94,365	76,232
WF-RBS Commercial Mortgage Trust, 3.016%, 11/15/47	11/05/14	550,000	362,270	317,620
Wells Fargo Commercial Mortgage Trust, 2.881%, 05/15/48	09/15/15	320,000	198,088	205,113
Wendys Funding LLC, 3.884%, 03/15/48	12/06/17	435,000	435,000	435,306

				$7,191,476

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(6,765,000)	$(6,750,453)	$(6,754,430)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	(3,544,980)	(3,550,241)
Fannie Mae 30 Yr. Pool	2.500%	TBA	(13,725,000)	(13,258,284)	(13,245,195)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(25,325,000)	(25,294,859)	(25,325,000)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(6,360,000)	(6,781,922)	(6,766,443)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(1,450,000)	(1,563,281)	(1,558,439)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(218,031)	(218,670)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(2,615,000)	(2,693,450)	(2,703,256)

Totals				$(60,105,260)	$(60,121,674)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EGP	497,000	GSI	03/06/18	$26,158	$1,328
EGP	622,000	GSI	03/06/18	32,823	1,575
EGP	1,367,000	GSI	03/06/18	74,781	817

Contracts to Deliver
AUD	290,000	DBAG	01/24/18	226,648	374
CAD	135,000	GSI	01/03/18	106,310	(1,091)
EGP	2,486,000	GSI	03/06/18	127,946	(9,535)
EUR	75,000	CBNA	01/10/18	88,735	(1,291)
EUR	430,000	JPMC	01/16/18	512,158	(4,168)

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	100,000	SSBT	01/29/18	118,027	$(2,138)
EUR	100,000	SSBT	01/29/18	118,299	(1,866)
EUR	235,000	WBC	01/29/18	277,725	(4,663)
EUR	1,265,000	BOA	01/31/18	1,499,436	(20,824)
EUR	1,265,000	CBNA	01/31/18	1,504,945	(15,315)
EUR	415,000	MSIP	01/31/18	488,221	(10,521)
EUR	420,000	JPMC	02/01/18	490,147	(14,632)
EUR	305,000	DBAG	02/08/18	357,976	(8,736)
EUR	260,000	SSBT	02/16/18	307,341	(5,411)
EUR	165,000	JPMC	02/20/18	195,437	(3,086)
EUR	175,000	CSI	02/23/18	205,354	(5,237)
EUR	369,000	HSBC	03/21/18	439,576	(5,222)
EUR	50,000	SCB	03/22/18	58,828	(1,447)
GBP	170,000	SSBT	01/19/18	229,306	(337)
JPY	175,000,000	CBNA	01/16/18	1,560,313	6,322
JPY	304,000,000	ANZ	01/17/18	2,687,222	(12,414)
JPY	304,000,000	ANZ	01/17/18	2,718,436	18,801
JPY	300,000,000	CBNA	01/17/18	2,657,190	(6,923)
JPY	610,000,000	JPMC	01/17/18	5,463,184	46,153
JPY	100,000,000	BOA	01/22/18	884,594	(3,658)
JPY	111,000,000	GSI	01/22/18	993,062	7,102
JPY	20,600,000	JPMC	01/29/18	181,842	(1,200)
JPY	33,850,000	JPMC	03/05/18	301,149	(137)
JPY	154,400,000	BBP	03/19/18	1,368,758	(6,680)
NZD	415,000	SSBT	01/17/18	296,846	2,783
SEK	1,000,000	MSIP	01/17/18	124,767	2,762

Net Unrealized Depreciation					$(58,515)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/18	47	USD	7,191,000	$(14,226)
U.S. Treasury Note 10 Year Futures	03/20/18	175	USD	21,708,203	(63,303)
U.S. Treasury Note 2 Year Futures	03/29/18	133	USD	28,476,547	(64,898)
U.S. Treasury Note 5 Year Futures	03/29/18	672	USD	78,062,251	(332,009)
U.S. Treasury Note Ultra 10 Year Futures	03/20/18	100	USD	13,356,250	(55,268)
U.S. Treasury Ultra Long Bond Futures	03/20/18	184	USD	30,848,750	152,915

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/18	(32)	AUD	(4,133,054)	(5,005)
Canada Government Bond 10 Year Futures	03/20/18	(35)	CAD	(4,717,300)	53,666
United Kingdom Long Gilt Bond Futures	03/27/18	(73)	GBP	(9,136,680)	(77,160)

Net Unrealized Depreciation					$(405,288)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - OTC - 10 Year Interest Rate Swap	2.450%	BBP	3M LIBOR	Receive	08/02/27	2,900,000	USD	2,900,000	$418,147	$364,179	$(53,968)
Put - OTC - 10 Year Interest Rate Swap	2.450%	BBP	3M LIBOR	Pay	08/02/27	2,900,000	USD	2,900,000	571,043	445,987	(125,056)

Totals									$989,190	$810,166	$(179,024)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation
Receive	12M CPI	Annually	2.004%	Annually	01/15/23	DBAG	USD	7,825,000	$26,606	$3,081	$23,525
Receive	12M CPI	Maturity	2.004%	Maturity	01/17/23	DBAG	USD	16,545,000	56,255	—	56,255
Receive	CPI-U	Annually	1.810%	Annually	09/04/25	BOA	USD	3,803,000	83,891	—	83,891

Totals									$166,752	$3,081	$163,671

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.275%	Quarterly	07/14/27	USD	4,200,000	$37,989	$—	$37,989
Receive	3M LIBOR	Semi-Annually	2.553%	Quarterly	08/03/47	USD	375,000	(1,408)	—	(1,408)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,825,000	36,842	14,481	22,361
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	03/21/28	USD	3,295,000	49,493	44,491	5,002
Receive	3M LIBOR	Semi-Annually	2.546%	Quarterly	11/15/43	USD	725,000	(991)	3,085	(4,076)
Receive	3M LIBOR	Semi-Annually	2.687%	Quarterly	11/15/43	USD	1,150,000	(33,543)	—	(33,543)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	(186,479)	(89,207)	(97,272)
Receive	Federal Funds Rate Compounded - OIS	Annually	1.625%	Annually	11/14/26	USD	2,610,000	88,638	—	88,638

Totals								$(9,459)	$(27,150)	$17,691

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.NA.HY.29.V1	(5.000%)	Quarterly	12/20/22	3.069%	USD	5,850,000	$(484,644)	$(484,380)	$(264)
CDX.EM.28.V2	(1.000%)	Quarterly	12/20/22	1.196%	USD	3,239,800	29,137	114,334	(85,197)

Totals							$(455,507)	$(370,046)	$(85,461)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.NA.IG.29.V1	1.000%	Quarterly	12/20/22	0.490%	USD	9,340,000	$222,637	$209,127	$13,510
CDX.NA.HY.29.V1	5.000%	Quarterly	12/20/22	3.069%	USD	2,870,000	237,765	224,434	13,331
ITRAXX.EUR.28.V1	1.000%	Quarterly	12/20/22	0.451%	EUR	3,105,000	101,152	93,056	8,096
ITRAXX.XO.28.V1	5.000%	Quarterly	12/20/22	2.336%	EUR	495,000	72,391	66,623	5,768

Totals							$633,945	$593,240	$40,705

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	12/20/22	MSIP	1.563%	USD	655,000	$(17,022)	$(22,177)	$5,155
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	12/20/22	MSIP	1.060%	USD	630,000	(1,747)	296	(2,043)

Totals								$(18,769)	$(21,881)	$3,112

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.6-2	(0.110%)	Monthly	05/25/46	JPMC	0.000%	USD	214,757	$(20,576)	$30,100	$(50,676)
CMBX.NA.A.7	(2.000%)	Monthly	01/17/47	GSI	0.000%	USD	355,000	11,772	12,883	(1,111)
CMBX.NA.A.9	(2.000%)	Monthly	09/17/58	DBAG	0.000%	USD	185,000	6,654	9,450	(2,796)
CMBX.NA.A.9	(2.000%)	Monthly	09/17/58	MSIP	0.000%	USD	615,000	22,120	21,727	393
CMBX.NA.A.9	(2.000%)	Monthly	09/17/58	MSIP	0.000%	USD	280,000	10,071	12,474	(2,403)
CMBX.NA.AA.8	(1.500%)	Monthly	10/17/57	MSIP	0.000%	USD	265,000	3,873	10,823	(6,950)
CMBX.NA.AAA.8	(0.500%)	Monthly	10/17/57	MSIP	0.000%	USD	325,000	(1,411)	2,877	(4,288)
CMBX.NA.AAA.9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,080,000	(1,969)	13,548	(15,517)
CMBX.NA.AM.9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	325,000	(592)	4,701	(5,293)
CMBX.NA.AS.7	(1.000%)	Monthly	01/17/47	CSI	0.000%	USD	135,000	(945)	2,501	(3,446)
CMBX.NA.AS.8	(1.000%)	Monthly	10/17/57	DBAG	0.000%	USD	210,000	(1,630)	15,785	(17,415)
CMBX.NA.BBB-.10	(3.000%)	Monthly	11/17/59	MSIP	0.000%	USD	1,700,000	171,546	175,310	(3,764)
CMBX.NA.BBB-.10	(3.000%)	Monthly	11/17/59	MSIP	0.000%	USD	1,380,000	139,255	155,023	(15,768)
CMBX.NA.BBB-.10	(3.000%)	Monthly	11/17/59	MSIP	0.000%	USD	315,000	31,786	24,793	6,993
CMBX.NA.BBB-.10	(3.000%)	Monthly	11/17/59	MSIP	0.000%	USD	195,000	19,677	12,849	6,828
CMBX.NA.BBB-.10	(3.000%)	Monthly	11/17/59	MSIP	0.000%	USD	155,000	15,641	15,341	300
CMBX.NA.BBB-.7	(3.000%)	Monthly	01/17/47	CSI	0.000%	USD	25,000	2,920	2,467	453
CMBX.NA.BBB-.7	(3.000%)	Monthly	01/17/47	GSI	0.000%	USD	1,020,000	119,121	98,003	21,118
CMBX.NA.BBB-.7	(3.000%)	Monthly	01/17/47	MSIP	0.000%	USD	715,000	83,501	53,646	29,855
CMBX.NA.BBB-.7	(3.000%)	Monthly	01/17/47	MSIP	0.000%	USD	385,000	44,962	40,214	4,748
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	DBAG	0.000%	USD	540,000	59,908	66,637	(6,729)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	GSI	0.000%	USD	580,000	64,345	72,471	(8,126)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	GSI	0.000%	USD	215,000	23,852	24,816	(964)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	MSIP	0.000%	USD	380,000	42,157	45,474	(3,317)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	MSIP	0.000%	USD	140,000	15,532	15,385	147
PRIMEX.ARM.2	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	408,681	—	(884)	884

Totals								$861,570	$938,414	$(76,844)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	0.000%	USD	214,758	$(13,691)	$(5,906)	$(7,785)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	91,000	(21,636)	(15,473)	(6,163)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	265,000	(63,006)	(39,508)	(23,498)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	270,000	(64,194)	(53,314)	(10,880)

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	460,000	$(109,368)	$(85,670)	$(23,698)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(110,557)	(86,601)	(23,956)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(110,557)	(86,601)	(23,956)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(110,557)	(86,601)	(23,956)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	645,000	(153,353)	(135,820)	(17,533)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	304,000	(72,278)	(50,355)	(21,923)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	530,000	(126,011)	(58,813)	(67,198)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	MSIP	0.000%	USD	190,000	(45,174)	(35,385)	(9,789)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	241,000	(58,328)	(59,417)	1,089
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	0.000%	USD	550,000	(133,113)	(156,166)	23,053
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	580,000	(140,374)	(181,510)	41,136
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	0.000%	USD	1,289,000	(311,969)	(365,997)	54,028
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	185,000	(27,069)	(26,509)	(560)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	430,000	(62,917)	(63,104)	187
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	0.000%	USD	210,000	(30,727)	(35,822)	5,095
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	0.000%	USD	515,000	(75,354)	(78,126)	2,772
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	0.000%	USD	260,000	(38,043)	(44,049)	6,006
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	0.000%	USD	660,000	(96,570)	(74,951)	(21,619)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	90,000	(13,169)	(8,031)	(5,138)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	125,000	(18,290)	(21,363)	3,073
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	210,000	(30,727)	(35,876)	5,149
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	235,000	(34,385)	(39,396)	5,011
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	470,000	(68,770)	(77,506)	8,736
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	830,000	(121,445)	(124,759)	3,314
PRIMEX.ARM.2	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	408,681	—	12,272	(12,272)

Totals								$(2,261,632)	$(2,120,357)	$(141,275)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Group
(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(WBC)—	Westpac Banking Corp.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EGP)—	Egyptian Pound
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CMBX.NA.AS)—	Markit North America AS CMBS Index
(CDX.EM)—	Markit Emerging Markets CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BB-)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI)—	U.S. Consumer Price Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(ICE)—	Intercontinental Exchange, Inc.
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(ITRAXX.XO)—	Markit iTraxx Europe Crossover Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index

Other Abbreviation

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$32,043,526	$—	$—	$32,043,526
Air Freight & Logistics	2,361,896	—	—	2,361,896
Airlines	3,092,858	—	—	3,092,858
Automobiles	2,044,002	—	—	2,044,002
Banks	43,726,535	—	—	43,726,535
Beverages	23,830,490	—	—	23,830,490
Biotechnology	10,839,059	—	—	10,839,059
Building Products	2,446,184	—	—	2,446,184
Capital Markets	10,777,531	—	—	10,777,531
Chemicals	17,537,207	—	—	17,537,207

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Communications Equipment	$2,438,017	$—	$—	$2,438,017
Construction & Engineering	237,126	—	—	237,126
Construction Materials	1,753,615	—	—	1,753,615
Consumer Finance	14,723,334	—	—	14,723,334
Containers & Packaging	8,797,127	—	—	8,797,127
Diversified Financial Services	1,850,178	—	—	1,850,178
Diversified Telecommunication Services	16,314,349	—	—	16,314,349
Electric Utilities	25,665,060	—	—	25,665,060
Electrical Equipment	8,003,390	—	—	8,003,390
Electronic Equipment, Instruments & Components	3,869,973	—	—	3,869,973
Energy Equipment & Services	793,305	—	—	793,305
Equity Real Estate Investment Trusts	26,197,688	—	—	26,197,688
Food & Staples Retailing	6,505,197	—	—	6,505,197
Food Products	19,559,708	—	—	19,559,708
Gas Utilities	1,866,638	—	—	1,866,638
Health Care Equipment & Supplies	28,385,765	—	—	28,385,765
Health Care Providers & Services	29,322,283	—	—	29,322,283
Hotels, Restaurants & Leisure	10,663,132	—	—	10,663,132
Household Durables	8,577,827	—	—	8,577,827
Independent Power and Renewable Electricity Producers	4,310,505	—	—	4,310,505
Industrial Conglomerates	5,282,708	—	—	5,282,708
Insurance	33,437,926	—	—	33,437,926
Internet & Direct Marketing Retail	24,946,630	—	—	24,946,630
Internet Software & Services	42,368,754	—	—	42,368,754
IT Services	31,762,890	—	—	31,762,890
Life Sciences Tools & Services	4,289,579	—	—	4,289,579
Machinery	17,590,120	—	—	17,590,120
Marine	557,045	—	—	557,045
Media	24,827,931	—	—	24,827,931
Metals & Mining	2,039,802	—	—	2,039,802
Multi-Utilities	4,178,220	—	—	4,178,220
Multiline Retail	2,571,255	—	—	2,571,255
Oil, Gas & Consumable Fuels	41,363,298	5,326	3,955	41,372,579
Personal Products	7,531,448	—	—	7,531,448
Pharmaceuticals	35,716,817	—	—	35,716,817
Professional Services	5,530,801	—	—	5,530,801
Road & Rail	5,477,106	—	—	5,477,106
Semiconductors & Semiconductor Equipment	35,630,038	—	—	35,630,038
Software	37,255,925	—	—	37,255,925
Specialty Retail	5,964,693	—	—	5,964,693
Technology Hardware, Storage & Peripherals	21,857,531	—	—	21,857,531
Textiles, Apparel & Luxury Goods	7,639,980	—	—	7,639,980
Tobacco	18,847,124	—	—	18,847,124
Total Common Stocks	785,201,126	5,326	3,955	785,210,407
Total U.S. Treasury & Government Agencies*	—	241,558,246	—	241,558,246
Corporate Bonds & Notes
Aerospace/Defense	—	429,191	—	429,191
Agriculture	—	3,992,036	—	3,992,036
Airlines	—	300,097	—	300,097
Auto Manufacturers	—	3,148,397	—	3,148,397
Auto Parts & Equipment	—	530,455	—	530,455
Banks	—	42,951,356	0	42,951,356
Beverages	—	2,023,079	—	2,023,079
Biotechnology	—	901,647	—	901,647
Building Materials	—	349,525	—	349,525
Chemicals	—	624,620	—	624,620
Commercial Services	—	1,631,170	—	1,631,170
Computers	—	1,561,117	—	1,561,117

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$—	$2,406,913	$—	$2,406,913
Electric	—	5,411,435	—	5,411,435
Electronics	—	272,594	—	272,594
Engineering & Construction	—	1,241,958	—	1,241,958
Entertainment	—	165,000	—	165,000
Environmental Control	—	72,065	—	72,065
Food	—	1,303,490	—	1,303,490
Gas	—	97,850	—	97,850
Healthcare-Products	—	1,455,821	—	1,455,821
Healthcare-Services	—	2,672,655	—	2,672,655
Home Builders	—	210,750	—	210,750
Insurance	—	1,261,482	—	1,261,482
Internet	—	2,057,172	—	2,057,172
Iron/Steel	—	1,305,295	—	1,305,295
Machinery-Construction & Mining	—	79,594	—	79,594
Machinery-Diversified	—	109,219	—	109,219
Media	—	8,751,164	—	8,751,164
Mining	—	1,172,398	—	1,172,398
Miscellaneous Manufacturing	—	294,316	—	294,316
Office/Business Equipment	—	1,258,325	—	1,258,325
Oil & Gas	—	8,334,071	—	8,334,071
Packaging & Containers	—	212,312	—	212,312
Pharmaceuticals	—	4,249,857	—	4,249,857
Pipelines	—	4,715,867	—	4,715,867
Real Estate Investment Trusts	—	361,046	—	361,046
Retail	—	1,948,724	—	1,948,724
Semiconductors	—	2,621,240	—	2,621,240
Software	—	2,214,812	—	2,214,812
Telecommunications	—	8,113,380	—	8,113,380
Transportation	—	1,437,459	—	1,437,459
Trucking & Leasing	—	29,550	—	29,550
Total Corporate Bonds & Notes	—	124,280,504	0	124,280,504
Asset-Backed Securities
Asset-Backed - Automobile	—	4,107,137	—	4,107,137
Asset-Backed - Home Equity	—	4,256,566	—	4,256,566
Asset-Backed - Other	—	102,773,145	0	102,773,145
Total Asset-Backed Securities	—	111,136,848	0	111,136,848
Total Mortgage-Backed Securities*	—	63,908,764	—	63,908,764
Floating Rate Loans
Aerospace/Defense	—	152,016	—	152,016
Auto Manufacturers	—	100,594	—	100,594
Building Materials	—	125,408	—	125,408
Chemicals	—	219,617	—	219,617
Commercial Services	—	1,291,452	—	1,291,452
Computers	—	343,266	—	343,266
Cosmetics/Personal Care	—	272,186	—	272,186
Diversified Financial Services	—	179,841	—	179,841
Electric	—	96,911	—	96,911
Energy Equipment & Services	—	191,408	—	191,408
Entertainment	—	170,425	—	170,425
Food	—	336,847	—	336,847
Food Products	—	109,147	—	109,147
Healthcare-Services	—	665,614	—	665,614
Insurance	—	1,339,289	—	1,339,289
Internet	—	75,408	—	75,408
Internet & Direct Marketing Retail	—	140,713	—	140,713
Leisure Time	—	377,138	—	377,138
Lodging	—	393,352	—	393,352

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$—	$104,803	$—	$104,803
Machinery-Diversified	—	242,770	—	242,770
Media	—	428,789	—	428,789
Miscellaneous Manufacturing	—	120,200	—	120,200
Office/Business Equipment	—	150,007	—	150,007
Oil & Gas	—	698,996	0	698,996
Packaging & Containers	—	552,629	—	552,629
Pharmaceuticals	—	421,892	—	421,892
Pipelines	—	276,966	—	276,966
Real Estate	—	393,367	—	393,367
Real Estate Investment Trusts	—	100,177	—	100,177
Retail	—	745,791	166,316	912,107
Semiconductors	—	143,381	—	143,381
Software	—	876,491	—	876,491
Telecommunications	—	445,140	—	445,140
Total Floating Rate Loans	—	12,282,031	166,316	12,448,347
Total Municipals	—	8,168,066	—	8,168,066
Total Foreign Government*	—	6,979,768	—	6,979,768
Total Warrant*	186,911	—	—	186,911
Total Short-Term Investments*	—	23,397,425	—	23,397,425
Total Securities Lending Reinvestments*	—	20,001,444	—	20,001,444
Purchased Options	$—	$810,166	$—	$810,166
Total Investments	$785,388,037	$612,528,588	$170,271	$1,398,086,896

Collateral for Securities Loaned (Liability)	$—	$(19,999,909)	$—	$(19,999,909)
TBA Forward Sales Commitments	$—	$(60,121,674)	$—	$(60,121,674)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$88,017	$—	$88,017
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(146,532)	—	(146,532)
Total Forward Contracts	$—	$(58,515)	$—	$(58,515)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$206,581	$—	$—	$206,581
Futures Contracts (Unrealized Depreciation)	(611,869)	—	—	(611,869)
Total Futures Contracts	$(405,288)	$—	$—	$(405,288)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$194,695	$—	$194,695
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(221,760)	—	(221,760)
Total Centrally Cleared Swap Contracts	$—	$(27,065)	$—	$(27,065)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,055,445	$0	$1,055,445
OTC Swap Contracts at Value (Liabilities)	—	(2,273,257)	(34,267)	(2,307,524)
Total OTC Swap Contracts	$—	$(1,217,812)	$(34,267)	$(1,252,079)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $274,405 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,398,086,896
Cash	1,215,146
Cash denominated in foreign currencies (c)	13,736,813
Cash collateral for centrally cleared swaps	570
OTC swap contracts at market value (d)	1,055,445
Unrealized appreciation on forward foreign currency exchange contracts	88,017
Receivable for:
Investments sold	4,145,741
TBA securities sold (e)	75,346,097
Fund shares sold	266,048
Principal paydowns	5,520
Dividends and interest	3,480,482
Variation margin on futures contracts	217,189
Interest on OTC swap contracts	9,194
Prepaid expenses	3,389

Total Assets	1,497,656,547
Liabilities
Forward sales commitments, at value	60,121,674
OTC swap contracts at market value (f)	2,307,524
Cash collateral for OTC swap contracts	120,000
Unrealized depreciation on forward foreign currency exchange contracts	146,532
Collateral for securities loaned	19,999,909
Payables for:
Investments purchased	6,474,793
TBA securities purchased (e)	108,740,119
Fund shares redeemed	418,373
Variation margin on centrally cleared swap contracts	47,472
Premium on purchased options	989,190
Interest on OTC swap contracts	4,602
Accrued Expenses:
Management fees	469,328
Distribution and service fees	18,807
Deferred trustees’ fees	118,058
Other expenses	430,285

Total Liabilities	200,406,666

Net Assets	$1,297,249,881

Net Assets Consist of:
Paid in surplus	$1,042,541,521
Undistributed net investment income	22,368,067
Accumulated net realized gain	92,175,381
Unrealized appreciation on investments, purchased options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	140,164,912

Net Assets	$1,297,249,881

Net Assets
Class A	$1,195,782,996
Class B	68,822,423
Class E	32,644,462
Capital Shares Outstanding*
Class A	58,676,515
Class B	3,400,017
Class E	1,606,123
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.38
Class B	20.24
Class E	20.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,257,355,091.
(b)	Includes securities loaned at value of $19,466,307.
(c)	Identified cost of cash denominated in foreign currencies was $13,731,423.
(d)	Net premium paid on OTC swap contracts was $884,255.
(e)	Included within TBA securities sold is $65,701,752 related to TBA forward sale commitments and included within TBA securities purchased is $5,609,291 related to TBA forward sale commitments.
(f)	Net premium received on OTC swap contracts was $2,084,998.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$11,848,083
Interest (b)	17,025,944
Securities lending income	365,570

Total investment income	29,239,597
Expenses
Management fees	5,871,533
Administration fees	40,493
Custodian and accounting fees	504,875
Distribution and service fees—Class B	172,624
Distribution and service fees—Class E	48,285
Audit and tax services	114,601
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	251,801
Insurance	8,372
Miscellaneous	29,813

Total expenses	7,134,770
Less management fee waiver	(402,164)
Less broker commission recapture	(6,640)

Net expenses	6,725,966

Net Investment Income	22,513,631

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	91,806,118
Purchased options	96,206
Futures contracts	2,732,821
Written options	(10,183)
Swap contracts	684,516
Foreign currency transactions	302,635
Forward foreign currency transactions	(453,910)

Net realized gain	95,158,203

Net change in unrealized appreciation (depreciation) on:
Investments	63,476,894
Purchased options	(156,261)
Futures contracts	(291,407)
Swap contracts	(1,176,554)
Foreign currency transactions	81,992
Forward foreign currency transactions	(179,921)

Net change in unrealized appreciation	61,754,743

Net realized and unrealized gain	156,912,946

Net Increase in Net Assets From Operations	$179,426,577

(a)	Net of foreign withholding taxes of $52,521.
(b)	Net of foreign withholding taxes of $8,583.
(c)	Net of foreign capital gains tax of $15,096.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,513,631	$24,757,633
Net realized gain	95,158,203	30,826,337
Net change in unrealized appreciation	61,754,743	27,727,246

Increase in net assets from operations	179,426,577	83,311,216

From Distributions to Shareholders
Net investment income
Class A	(22,501,887)	(31,406,742)
Class B	(1,167,169)	(1,622,094)
Class E	(570,158)	(809,717)
Net realized capital gains
Class A	(28,230,714)	(52,901,850)
Class B	(1,670,380)	(3,025,631)
Class E	(774,249)	(1,452,246)

Total distributions	(54,914,557)	(91,218,280)

Decrease in net assets from capital share transactions	(60,192,162)	(26,430,737)

Total increase (decrease) in net assets	64,319,858	(34,337,801)

Net Assets
Beginning of period	1,232,930,023	1,267,267,824

End of period	$1,297,249,881	$1,232,930,023

Undistributed net investment income
End of period	$22,368,067	$23,976,181

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	647,009	$12,618,917	964,978	$17,720,014
Reinvestments	2,635,460	50,732,601	4,763,197	84,308,592
Redemptions	(6,017,988)	(117,837,726)	(6,939,141)	(127,453,287)

Net decrease	(2,735,519)	$(54,486,208)	(1,210,966)	$(25,424,681)

Class B
Sales	217,028	$4,181,628	337,929	$6,142,915
Reinvestments	148,175	2,837,549	263,926	4,647,725
Redemptions	(580,492)	(11,297,437)	(578,924)	(10,535,397)

Net increase (decrease)	(215,289)	$(4,278,260)	22,931	$255,243

Class E
Sales	57,637	$1,115,254	27,622	$507,808
Reinvestments	69,948	1,344,407	128,012	2,261,963
Redemptions	(199,319)	(3,887,355)	(220,880)	(4,031,070)

Net decrease	(71,734)	$(1,427,694)	(65,246)	$(1,261,299)

Decrease derived from capital shares transactions		$(60,192,162)		$(26,430,737)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.49	$18.66		$22.29	$20.59	$17.52

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.37	(b)	0.38	0.39	0.36
Net realized and unrealized gain on investments	2.40	0.88		0.24	1.73	3.18

Total from investment operations	2.75	1.25		0.62	2.12	3.54

Less Distributions
Distributions from net investment income	(0.38)	(0.53)		(0.45)	(0.42)	(0.47)
Distributions from net realized capital gains	(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(0.86)	(1.42)		(4.25)	(0.42)	(0.47)

Net Asset Value, End of Period	$20.38	$18.49		$18.66	$22.29	$20.59

Total Return (%) (c)	15.14	6.99		2.58	10.55	20.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.55		0.54	0.53	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	0.55		0.54	0.53	0.51
Net ratio of expenses to average net assets (%) (e) (f)	0.51	0.52		0.51	0.50	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.51	0.52		0.51	0.50	0.51
Ratio of net investment income to average net assets (%)	1.78	2.02	(b)	1.87	1.81	1.89
Portfolio turnover rate (%)	342 (g)	405	(g)	299 (g)	413 (g)	340	(g)
Net assets, end of period (in millions)	$1,195.7	$1,135.6		$1,168.2	$1,250.6	$1,249.1

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.37	$18.54		$22.17	$20.48	$17.43

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.32	(b)	0.33	0.33	0.31
Net realized and unrealized gain on investments	2.38	0.88		0.23	1.73	3.16

Total from investment operations	2.68	1.20		0.56	2.06	3.47

Less Distributions
Distributions from net investment income	(0.33)	(0.48)		(0.39)	(0.37)	(0.42)
Distributions from net realized capital gains	(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(0.81)	(1.37)		(4.19)	(0.37)	(0.42)

Net Asset Value, End of Period	$20.24	$18.37		$18.54	$22.17	$20.48

Total Return (%) (c)	14.85	6.74		2.29	10.28	20.28	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.80		0.79	0.78	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.79	0.80		0.79	0.78	0.76
Net ratio of expenses to average net assets (%) (e) (f)	0.76	0.77		0.76	0.75	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.76	0.77		0.76	0.75	0.76
Ratio of net investment income to average net assets (%)	1.53	1.77	(b)	1.62	1.56	1.64
Portfolio turnover rate (%)	342 (g)	405	(g)	299 (g)	413 (g)	340	(g)
Net assets, end of period (in millions)	$68.8	$66.4		$66.6	$71.6	$75.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.44	$18.61		$22.24	$20.54	$17.48

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.34	(b)	0.35	0.35	0.33
Net realized and unrealized gain on investments	2.40	0.87		0.23	1.74	3.17

Total from investment operations	2.72	1.21		0.58	2.09	3.50

Less Distributions
Distributions from net investment income	(0.35)	(0.49)		(0.41)	(0.39)	(0.44)
Distributions from net realized capital gains	(0.48)	(0.89)		(3.80)	0.00	0.00

Total distributions	(0.83)	(1.38)		(4.21)	(0.39)	(0.44)

Net Asset Value, End of Period	$20.33	$18.44		$18.61	$22.24	$20.54

Total Return (%) (c)	14.95	6.83		2.41	10.41	20.39	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.70		0.69	0.68	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.69	0.70		0.69	0.68	0.66
Net ratio of expenses to average net assets (%) (e) (f)	0.66	0.67		0.66	0.65	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.66	0.67		0.66	0.65	0.66
Ratio of net investment income to average net assets (%)	1.63	1.87	(b)	1.72	1.66	1.74
Portfolio turnover rate (%)	342 (g)	405	(g)	299 (g)	413 (g)	340	(g)
Net assets, end of period (in millions)	$32.6	$30.9		$32.4	$36.1	$36.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2017, 2016, 2015, and 2014. (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 74%, 58%, 71%, 163% and 139% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain reclass, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2017, the Portfolio did not have any unfunded loan commitments.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $12,146,804. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,307,267. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,780,905)	$—	$—	$—	$(13,780,905)
Corporate Bonds & Notes	(6,180,646)	—	—	—	(6,180,646)
U.S. Treasury & Government Agencies	(38,358)	—	—	—	(38,358)
Total	$(19,999,909)	$—	$—	$—	$(19,999,909)
Total Borrowings	$(19,999,909)	$—	$—	$—	$(19,999,909)
Gross amount of recognized liabilities for securities lending transactions					$(19,999,909)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts – The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$810,166
	OTC swap contracts at market value (b)	166,752
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	153,990	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$136,299
	Unrealized appreciation on futures contracts (d) (e)	206,581	Unrealized depreciation on futures contracts (d) (e)	611,869
Credit	OTC swap contracts at market value (b)	888,693	OTC swap contracts at market value (b)	2,307,524
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	40,705	Unrealized depreciation on centrally cleared swap contracts (c) (d)	85,461
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	88,017	Unrealized depreciation on forward foreign currency exchange contracts	146,532

Total		$2,354,904		$3,287,685

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $9,194 and OTC swap interest payable of $4,602.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$18,801	$(12,414)	$—	$6,387
Bank of America N.A.	83,891	(24,482)	(59,409)	—
Barclays Bank plc	810,166	(20,371)	—	789,795
Citibank N.A.	6,322	(6,322)	—	—
Credit Suisse International	2,920	(2,920)	—	—
Deutsche Bank AG	149,797	(116,447)	—	33,350
Goldman Sachs International	229,912	(229,912)	—	—
JPMorgan Chase Bank N.A.	46,153	(43,799)	(2,354)	—
Morgan Stanley & Co. International plc	602,883	(602,883)	—	—
State Street Bank and Trust	2,783	(2,783)	—	—

	$1,953,628	$(1,062,333)	$(61,763)	$829,532

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$12,414	$(12,414)	$—	$—
Barclays Bank plc	20,371	(20,371)	—	—
Bank of America N.A.	24,482	(24,482)	—	—
Citibank N.A.	23,529	(6,322)	—	17,207
Credit Suisse International	972,509	(2,920)	(969,589)	—
Deutsche Bank AG	116,447	(116,447)	—	—
Goldman Sachs International	542,230	(229,912)	(310,739)	1,579
HSBC Bank plc	5,222	—	—	5,222
JPMorgan Chase Bank N.A.	43,799	(43,799)	—	—
Morgan Stanley & Co. International plc	677,191	(602,883)	(74,308)	—
Standard Chartered Bank	1,447	—	—	1,447
State Street Bank and Trust	9,752	(2,783)	—	6,969
Westpac Banking Corp.	4,663	—	—	4,663

	$2,454,056	$(1,062,333)	$(1,354,636)	$37,087

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$51,381	$—	$—	$44,825	$96,206
Forward foreign currency transactions	—	—	—	(453,910)	(453,910)
Futures contracts	2,201,987	—	530,834	—	2,732,821
Swap contracts	381,667	302,849	—	—	684,516
Written options	(18,987)	—	—	8,804	(10,183)

	$2,616,048	$302,849	$530,834	$(400,281)	$3,049,450

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(179,024)	$—	$—	$22,763	$(156,261)
Forward foreign currency transactions	—	—	—	(179,921)	(179,921)
Futures contracts	(343,980)	—	52,573	—	(291,407)
Swap contracts	(561,137)	(615,417)	—	—	(1,176,554)

	$(1,084,141)	$(615,417)	$52,573	$(157,158)	$(1,804,143)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$4,623,727
Forward foreign currency transactions	36,025,689
Futures contracts long	77,789,135
Futures contracts short	(59,247,624)
Swap contracts	98,236,255

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,788,571,266	$644,965,831	$3,693,413,391	$878,182,538

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$3,517,937,891	$3,573,323,568

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$5,871,533	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $402,164 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,198,639,534
Gross unrealized appreciation	164,941,686
Gross unrealized depreciation	(26,656,250)

Net unrealized appreciation (depreciation)	$138,285,436

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$30,592,475	$33,838,553	$24,322,082	$57,379,727	$54,914,557	$91,218,280

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$42,806,915	$73,742,352	$138,277,158	$—	$254,826,425

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Balanced Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-54

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-55

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-58

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Wellington Balanced Portfolio (formerly, Met/Wellington Balanced Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended October 31, 2017. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-59

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 19.07%, 18.81%, and 18.92%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 21.69%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 21.8% during the twelve-month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and solid corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed its benchmark, the Russell 1000 Index, for the period ended December 31, 2017. Weak stock selection within the Health Care, Energy, and Information Technology (“IT”) sectors detracted the most from relative performance but was somewhat offset by strong stock selection in the Industrials, Financials, and Consumer Staples sectors. Sector positioning, a result of the bottom-up stock selection process, also detracted; driven primarily by the Portfolio’s underweight allocation to the IT sector and an overweight allocation to the Consumer Staples sector.

The Portfolio’s exposure to Cardinal Health and Schlumberger detracted from relative performance, while not owning Apple also weighed on performance. Cardinal Health is a leading distributor of pharmaceuticals and medical supplies. While the stock underperformed in 2017, we like the high cash flow characteristics of the pharmaceutical distribution business (together with McKesson and AmerisourceBergen they control 90% of the market), the ability to leverage a fixed cost infrastructure, and the contribution from generic launches. The company also purchased a portfolio of consumable products from Medtronic which we view as another bullish step to turn the medical device segment into an important growth driver for the company. Additionally, the signed agreement with CVS Caremark has provided opportunities to enhance profitability as the combined sourcing entity has been able to garner greater pricing discounts from generic manufacturers. Shares of Schlumberger, a provider of services and equipment used in drilling, evaluation, production and maintenance of oil and natural gas wells, also fell during the year. We used this opportunity to add to the Portfolio’s position as we believe Schlumberger is a high-quality company with great operating characteristics driving strong returns on invested capital (mid-teens) to help support future dividend growth and remains a best in class operator with a nicely diversified business.

The Portfolio’s holdings in Diageo and Visa were among the top relative contributors during the period, while not holding benchmark constituent General Electric also positively contributed to performance. Diageo, a global leader in the premium spirits, had strong full year 2017 results with profit momentum accelerating. We believe the company could benefit from cost savings, as well as improving consumption trends in the U.S. and stabilization in developing and emerging markets, where the group has grown strongly in recent years. We also view the stock as attractive relative to the broader Consumer Staples group with improving fundamentals. Visa, a global credit card and payments company, continued to report strong earnings throughout the period. We believe the market underestimates the company’s ability to sustain its returns on capital, as international growth, increasing cashless payment penetration, and technology developments continue to favor the payment networks. Visa also has a robust free cash flow, which we believe will give management the opportunity to return more cash to shareholders by continuing to grow the dividend and expanding the stock buyback program.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At of the end of the period, the Portfolio was most overweight the Consumer Staples and Industrial sectors and most underweight the IT sector.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	19.07	14.12	6.52
Class B	18.81	13.84	6.25
Class E	18.92	13.96	6.36
Russell 1000 Index	21.69	15.71	8.59

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
NIKE, Inc. - Class B	3.9
Microsoft Corp.	3.7
Chubb, Ltd.	3.0
Union Pacific Corp.	2.8
Accenture plc - Class A	2.8
United Parcel Service, Inc. - Class B	2.7
Canadian National Railway Co.	2.7
Costco Wholesale Corp.	2.7
PepsiCo, Inc.	2.6
Diageo plc	2.6

Top Sectors

% of Net Assets
Industrials	18.5
Consumer Staples	16.7
Health Care	14.9
Consumer Discretionary	12.9
Financials	12.1
Information Technology	10.2
Real Estate	4.5
Energy	4.4
Materials	4.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.57%	$1,000.00	$1,084.30	$2.99
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,082.90	$4.31
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,083.30	$3.78
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.0%
General Dynamics Corp.	359,028	$73,044,247
Lockheed Martin Corp.	324,886	104,304,650
Northrop Grumman Corp.	272,064	83,499,162
United Technologies Corp.	579,658	73,946,971

		334,795,030

Air Freight & Logistics—2.7%
United Parcel Service, Inc. - Class B (a)	961,562	114,570,112

Banks—2.5%
PNC Financial Services Group, Inc. (The)	717,616	103,544,813

Beverages—7.7%
Coca-Cola Co. (The)	2,279,683	104,591,856
Diageo plc	2,928,089	107,163,204
PepsiCo, Inc.	899,438	107,860,605

		319,615,665

Biotechnology—1.7%
Amgen, Inc.	415,263	72,214,236

Capital Markets—2.2%
BlackRock, Inc.	175,960	90,392,412

Chemicals—4.0%
Ecolab, Inc. (a)	547,340	73,442,081
Praxair, Inc.	614,185	95,002,136

		168,444,217

Consumer Finance—2.3%
American Express Co. (a)	961,029	95,439,790

Energy Equipment & Services—2.4%
Schlumberger, Ltd.	1,477,478	99,567,242

Equity Real Estate Investment Trusts—4.5%
American Tower Corp.	658,197	93,904,966
Public Storage (a)	441,854	92,347,486

		186,252,452

Food & Staples Retailing—5.2%
Costco Wholesale Corp. (a)	597,426	111,192,927
CVS Health Corp. (a)	583,235	42,284,537
Walgreens Boots Alliance, Inc.	863,501	62,707,443

		216,184,907

Health Care Equipment & Supplies—3.2%
Danaher Corp. (a)	455,868	42,313,668
Medtronic plc	1,127,500	91,045,625

		133,359,293

Health Care Providers & Services—5.9%
Cardinal Health, Inc. (a)	1,190,021	72,912,587
McKesson Corp. (a)	458,688	71,532,393

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	465,811	102,692,693

		247,137,673

Hotels, Restaurants & Leisure—3.5%
McDonald’s Corp.	481,511	82,877,673
Starbucks Corp. (a)	1,080,673	62,063,051

		144,940,724

Household Products—3.8%
Colgate-Palmolive Co.	1,419,818	107,125,268
Procter & Gamble Co. (The) (a)	567,288	52,122,422

		159,247,690

Industrial Conglomerates—2.2%
Honeywell International, Inc.	610,065	93,559,568

Insurance—5.2%
Chubb, Ltd.	844,798	123,450,332
Marsh & McLennan Cos., Inc.	1,135,956	92,455,459

		215,905,791

IT Services—6.5%
Accenture plc - Class A (a)	757,190	115,918,217
Automatic Data Processing, Inc.	421,820	49,433,086
Visa, Inc. - Class A	921,778	105,101,127

		270,452,430

Media—1.5%
Walt Disney Co. (The)	563,708	60,604,247

Oil, Gas & Consumable Fuels—2.0%
Exxon Mobil Corp.	1,013,247	84,747,979

Pharmaceuticals—4.0%
Johnson & Johnson (a)	591,459	82,638,651
Merck & Co., Inc. (a)	1,490,043	83,844,720

		166,483,371

Road & Rail—5.5%
Canadian National Railway Co.	1,362,760	112,370,783
Union Pacific Corp.	871,153	116,821,617

		229,192,400

Software—3.7%
Microsoft Corp. (a)	1,815,367	155,286,493

Specialty Retail—2.5%
TJX Cos., Inc. (The)	1,380,785	105,574,821

Textiles, Apparel & Luxury Goods—5.5%
NIKE, Inc. - Class B	2,584,737	161,675,299

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
VF Corp.	896,159	$66,315,766

		227,991,065

Total Common Stocks (Cost $3,236,483,867)		4,095,504,421

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	0

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $76,255,195 on 01/02/18, collateralized by $75,170,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/21 with a value of $77,781,932.	76,251,806	76,251,806

Total Short-Term Investments (Cost $76,251,806)		76,251,806

Securities Lending Reinvestments (c)—6.7%

Certificates of Deposit—2.3%
ABN AMRO Bank NV
Zero Coupon, 02/22/18	1,987,499	1,995,580
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	3,500,000	3,499,871
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,734
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	5,000,000	5,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	2,000,000	2,000,100
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,000,000	2,000,012
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,750,000	1,750,103
KBC Bank NV
Zero Coupon, 02/26/18	4,978,810	4,987,250
1.570%, 02/12/18	4,000,000	3,999,440
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	4,000,000	3,999,616
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,000,000	1,999,946
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	4,000,000	3,999,688
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (d)	2,500,000	2,499,940
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	4,000,000	3,999,688
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	3,000,000	3,000,078
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	1,000,000	999,964
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	3,000,000	2,999,898

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	11,500,000	11,504,703
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	3,500,000	3,496,290
1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	7,000,000	7,000,000
Sumitomo Mitsui Banking Corp., New York 1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	1,500,000	1,500,150
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	11,500,000	11,503,956
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,000,000	3,999,696

		97,236,447

Commercial Paper—1.2%
Bank of China, Ltd. 1.900%, 02/12/18	7,973,822	7,984,376
Canadian Imperial Bank 1.700%, 03/19/18	3,982,244	3,985,772
China Construction Bank 1.700%, 01/24/18	6,983,803	6,992,125
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	7,000,000	7,000,518
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	4,000,000	3,999,736
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.750%, 03/08/18	4,979,826	4,986,080
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	4,000,000	3,999,888

		48,919,385

Repurchase Agreements—2.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $7,937,182 on 01/02/18, collateralized by $8,019,629 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $8,101,020.	7,935,650	7,935,650
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $3,000,467 on 01/02/18, collateralized by $2,703,694 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $3,060,001.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $665,366 on 04/02/18, collateralized by various Common Stock with a value of $715,000.	650,000	650,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $10,001,722 on 01/02/18, collateralized by $10,360,086 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $10,167,960.	10,000,000	$10,000,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $10,851,869 on 01/02/18, collateralized by $11,171,160 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $11,067,042.	10,850,000	10,850,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $10,002,111 on 01/02/18, collateralized by $10,300,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $10,200,053.	10,000,000	10,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $6,001,267 on 01/02/18, collateralized by $6,156,060 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $6,120,024.	6,000,000	6,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $3,538,880 on 04/03/18, collateralized by $22,232 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $3,892,774.	3,500,000	3,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $7,600,142 on 04/02/18, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	7,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $20,003,400 on 01/02/18, collateralized by $30,242,128 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $20,403,473.	20,000,000	20,000,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $7,045,516 on 01/02/18, collateralized by various Common Stock with a value of $7,795,567.	7,000,000	7,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $9,209,109 on 01/02/18, collateralized by various Common Stock with a value of $10,189,920.	9,150,000	9,150,000

		95,585,650

Time Deposits—0.9%
Australia New Zealand Bank 1.330%, 01/02/18	10,000,000	10,000,000
Bank of Montreal 1.400%, 01/03/18	8,574,312	8,574,312
Canadian Imperial Bank 1.330%, 01/02/18	3,500,000	3,500,000
Nordea Bank New York 1.300%, 01/02/18	3,100,000	3,100,000
OP Corporate Bank plc 1.990%, 01/12/18	6,500,000	6,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,400,000	2,400,000
Standard Chartered plc 1.490%, 01/02/18	2,407,741	2,407,741

		36,482,053

Total Securities Lending Reinvestments (Cost $278,215,990)		278,223,535

Total Investments—106.7% (Cost $3,590,951,663)		4,449,979,762
Other assets and liabilities (net)— (6.7)%		(277,563,485)

Net Assets—100.0%		$4,172,416,277

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $270,133,269 and the collateral received consisted of cash in the amount of $278,169,760. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$334,795,030	$—	$—	$334,795,030
Air Freight & Logistics	114,570,112	—	—	114,570,112
Banks	103,544,813	—	—	103,544,813
Beverages	212,452,461	107,163,204	—	319,615,665
Biotechnology	72,214,236	—	—	72,214,236
Capital Markets	90,392,412	—	—	90,392,412
Chemicals	168,444,217	—	—	168,444,217
Consumer Finance	95,439,790	—	—	95,439,790
Energy Equipment & Services	99,567,242	—	—	99,567,242
Equity Real Estate Investment Trusts	186,252,452	—	—	186,252,452
Food & Staples Retailing	216,184,907	—	—	216,184,907
Health Care Equipment & Supplies	133,359,293	—	—	133,359,293
Health Care Providers & Services	247,137,673	—	—	247,137,673
Hotels, Restaurants & Leisure	144,940,724	—	—	144,940,724
Household Products	159,247,690	—	—	159,247,690
Industrial Conglomerates	93,559,568	—	—	93,559,568
Insurance	215,905,791	—	—	215,905,791
IT Services	270,452,430	—	—	270,452,430
Media	60,604,247	—	—	60,604,247
Oil, Gas & Consumable Fuels	84,747,979	—	—	84,747,979
Pharmaceuticals	166,483,371	—	—	166,483,371
Road & Rail	229,192,400	—	—	229,192,400
Software	155,286,493	—	—	155,286,493
Specialty Retail	105,574,821	—	—	105,574,821
Textiles, Apparel & Luxury Goods	227,991,065	—	—	227,991,065
Total Common Stocks	3,988,341,217	107,163,204	—	4,095,504,421
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	76,251,806	—	76,251,806
Total Securities Lending Reinvestments*	—	278,223,535	—	278,223,535
Total Investments	$3,988,341,217	$461,638,545	$0	$4,449,979,762

Collateral for Securities Loaned (Liability)	$—	$(278,169,760)	$—	$(278,169,760)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$4,449,979,762
Cash denominated in foreign currencies (c)	352,399
Receivable for:
Investments sold	5,277,777
Fund shares sold	138,820
Dividends and interest	7,339,800
Prepaid expenses	10,909

Total Assets	4,463,099,467
Liabilities
Collateral for securities loaned	278,169,760
Payables for:
Investments purchased	7,650,341
Fund shares redeemed	2,144,156
Accrued Expenses:
Management fees	1,962,370
Distribution and service fees	255,445
Deferred trustees’ fees	201,691
Other expenses	299,427

Total Liabilities	290,683,190

Net Assets	$4,172,416,277

Net Assets Consist of:
Paid in surplus	$3,048,424,519
Undistributed net investment income	67,333,496
Accumulated net realized gain	197,616,400
Unrealized appreciation on investments and foreign currency transactions	859,041,862

Net Assets	$4,172,416,277

Net Assets
Class A	$2,653,454,981
Class B	724,976,808
Class E	793,984,488
Capital Shares Outstanding*
Class A	82,137,603
Class B	22,732,149
Class E	24,811,215
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.30
Class B	31.89
Class E	32.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $270,133,269.
(b)	Identified cost of investments was $3,590,951,663.
(c)	Identified cost of cash denominated in foreign currencies was $352,385.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$93,535,894
Interest	70,097
Securities lending income	560,547

Total investment income	94,166,538
Expenses
Management fees	28,704,554
Administration fees	129,311
Custodian and accounting fees	217,570
Distribution and service fees—Class B	1,775,814
Distribution and service fees—Class E	1,179,289
Audit and tax services	38,591
Legal	37,806
Trustees’ fees and expenses	52,775
Shareholder reporting	268,678
Insurance	27,397
Miscellaneous	43,395

Total expenses	32,475,180
Less management fee waiver	(5,969,676)
Less broker commission recapture	(45)

Net expenses	26,505,459

Net Investment Income	67,661,079

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	214,567,506
Foreign currency transactions	(34,800)

Net realized gain	214,532,706

Net change in unrealized appreciation on:
Investments	433,269,045
Foreign currency transactions	140,190

Net change in unrealized appreciation	433,409,235

Net realized and unrealized gain	647,941,941

Net Increase in Net Assets From Operations	$715,603,020

(a)	Net of foreign withholding taxes of $323,468.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$67,661,079	$62,169,328
Net realized gain	214,532,706	143,274,319
Net change in unrealized appreciation	433,409,235	54,605,046

Increase in net assets from operations	715,603,020	260,048,693

From Distributions to Shareholders
Net investment income
Class A	(40,775,492)	(40,649,104)
Class B	(9,546,738)	(9,626,451)
Class E	(11,201,278)	(11,830,071)
Net realized capital gains
Class A	(96,233,518)	(111,016,460)
Class B	(26,449,537)	(30,747,876)
Class E	(29,266,208)	(35,932,458)

Total distributions	(213,472,771)	(239,802,420)

Increase (decrease) in net assets from capital share transactions	(335,525,943)	431,856,519

Total increase in net assets	166,604,306	452,102,792

Net Assets
Beginning of period	4,005,811,971	3,553,709,179

End of period	$4,172,416,277	$4,005,811,971

Undistributed net investment income
End of period	$67,333,496	$61,551,816

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	399,266	$12,080,551	4,260,240	$124,462,208
Shares issued through acquisition(a)	0	0	11,681,896	342,746,988
Reinvestments	4,585,308	137,009,010	5,503,105	151,665,564
Redemptions	(11,570,564)	(353,806,274)	(7,201,166)	(203,965,242)

Net increase (decrease)	(6,585,990)	$(204,716,713)	14,244,075	$414,909,518

Class B
Sales	781,128	$23,357,931	1,529,631	$43,299,317
Shares issued through acquisition (a)	0	0	2,998,245	86,919,323
Reinvestments	1,218,560	35,996,275	1,480,540	40,374,327
Redemptions	(3,745,281)	(112,544,024)	(3,305,754)	(92,826,567)

Net increase (decrease)	(1,745,593)	$(53,189,818)	2,702,662	$77,766,400

Class E
Sales	171,709	$5,133,476	470,112	$13,192,817
Reinvestments	1,366,222	40,467,486	1,746,984	47,762,529
Redemptions	(4,090,639)	(123,220,374)	(4,328,947)	(121,774,745)

Net decrease	(2,552,708)	$(77,619,412)	(2,111,851)	$(60,819,399)

Increase (decrease) derived from capital shares transactions		$(335,525,943)		$431,856,519

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.61	$28.38	$43.13	$42.97	$33.21

Income (Loss) from Investment Operations
Net investment income (a)	0.52	0.48	0.58	0.72	0.28
Net realized and unrealized gain on investments	4.81	1.53	0.31	3.41	10.64

Total from investment operations	5.33	2.01	0.89	4.13	10.92

Less Distributions
Distributions from net investment income	(0.49)	(0.48)	(0.77)	(0.31)	(0.53)
Distributions from net realized capital gains	(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(1.64)	(1.78)	(15.64)	(3.97)	(1.16)

Net Asset Value, End of Period	$32.30	$28.61	$28.38	$43.13	$42.97

Total Return (%) (b)	19.07	7.34	2.40	10.63	33.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.73	0.72
Net ratio of expenses to average net assets (%) (c)(d)	0.57	0.58	0.58	0.59	0.67
Ratio of net investment income to average net assets (%)	1.72	1.70	1.72	1.74	0.74
Portfolio turnover rate (%)	13	32	25	105	11
Net assets, end of period (in millions)	$2,653.5	$2,538.2	$2,113.5	$2,352.1	$2,391.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.26	$28.06	$42.79	$42.66	$32.98

Income (Loss) from Investment Operations
Net investment income (a)	0.44	0.41	0.49	0.61	0.18
Net realized and unrealized gain on investments	4.75	1.50	0.31	3.38	10.57

Total from investment operations	5.19	1.91	0.80	3.99	10.75

Less Distributions
Distributions from net investment income	(0.41)	(0.41)	(0.66)	(0.20)	(0.44)
Distributions from net realized capital gains	(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(1.56)	(1.71)	(15.53)	(3.86)	(1.07)

Net Asset Value, End of Period	$31.89	$28.26	$28.06	$42.79	$42.66

Total Return (%) (b)	18.81	7.06	2.14	10.35	33.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.98	0.97
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.83	0.83	0.84	0.92
Ratio of net investment income to average net assets (%)	1.47	1.44	1.47	1.49	0.49
Portfolio turnover rate (%)	13	32	25	105	11
Net assets, end of period (in millions)	$725.0	$691.8	$611.0	$693.7	$738.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.35	$28.13	$42.87	$42.74	$33.03

Income (Loss) from Investment Operations
Net investment income (a)	0.47	0.43	0.53	0.65	0.22
Net realized and unrealized gain on investments	4.77	1.52	0.30	3.38	10.60

Total from investment operations	5.24	1.95	0.83	4.03	10.82

Less Distributions
Distributions from net investment income	(0.44)	(0.43)	(0.70)	(0.24)	(0.48)
Distributions from net realized capital gains	(1.15)	(1.30)	(14.87)	(3.66)	(0.63)

Total distributions	(1.59)	(1.73)	(15.57)	(3.90)	(1.11)

Net Asset Value, End of Period	$32.00	$28.35	$28.13	$42.87	$42.74

Total Return (%) (b)	18.92	7.15	2.27	10.45	33.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.88	0.87
Net ratio of expenses to average net assets (%) (c)(d)	0.72	0.73	0.73	0.74	0.82
Ratio of net investment income to average net assets (%)	1.57	1.54	1.57	1.59	0.59
Portfolio turnover rate (%)	13	32	25	105	11
Net assets, end of period (in millions)	$794.0	$775.8	$829.2	$952.4	$1,032.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2017, 2016, 2015, and 2014. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $76,251,806. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $95,585,650. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$507,848,302	$0	$996,720,957

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $14,581,801 in sales of investments, which are included above, and resulted in realized gains of $1,235,274.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$28,704,554	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period May 1, 2016 through April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $4,611,714 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee for the Portfolio by the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,357,962 was waived in the aggregate for the year ended December 31, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,607,448,027
Gross unrealized appreciation	898,781,199
Gross unrealized depreciation	(56,249,464)

Net unrealized appreciation (depreciation)	$842,531,735

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$61,523,508	$70,580,396	$151,949,263	$169,222,024	$213,472,771	$239,802,420

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$69,629,084	$212,018,867	$842,545,498	$—	$1,124,193,449

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $2,079,742,205, $598,612,281 and $818,724,006, respectively, acquired all of the assets and liabilities of Pioneer Fund Portfolio of the Met Investors Series Trust (“Pioneer Fund”).

The acquisition was accomplished by a tax-free exchange of 11,681,896 Class A shares of the Portfolio (valued at $342,746,988) for 37,657,033 Class A shares of Pioneer Fund and 2,998,245 Class B shares of the Portfolio (valued at $86,919,323) for 9,737,087 Class B shares of Pioneer Fund. Each shareholder of Pioneer Fund received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Pioneer Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Pioneer Fund. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Pioneer Fund’s net assets on April 29, 2016, were $342,746,988 and $86,919,323 for Class A and Class B shares, respectively, including investments valued at $429,706,208 with a cost basis of $417,385,987. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Pioneer Fund were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,926,744,803, which included $12,320,388 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment income	$63,902,224	(a)
Net realized and unrealized gain on investments	$200,724,550	(b)

Net increase in net assets from operations	$264,626,774

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Pioneer Fund that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a) $62,169,328 net investment income as reported at December 31, 2016, plus $1,584,300 from Pioneer Fund pre-merger net investment income, plus $130,479 in lower net advisory fees, plus $18,117 of pro-forma eliminated other expenses.

(b) $425,632,627 unrealized appreciation as reported at December 31, 2016, minus $454,921,890 pro-forma December 31, 2015 unrealized appreciation, plus $143,274,319 net realized gain as reported at December 31 2016, plus $86,739,494 in net realized gain from Pioneer Fund pre-merger.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Core Equity Opportunities Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly, Met/Wellington Core Equity Opportunities Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class A and B share of the Brighthouse Asset Allocation 20 Portfolio returned 7.16% and 6.93%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 5.73%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5 - $2 trillion over the next 3 - 4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve-month period, the Portfolio outpaced the Dow Jones Conservative Index. Underperformance within the underlying Fixed Income and Domestic equity portfolios, and an underweight to Foreign Bonds and Emerging Market equity was a drag on relative performance. However, strong performance within the Non-U.S. equity portfolios and an overweight to U.S. bonds versus cash and an overweight to Large Cap equity more than offset the negative impact.

The contribution from the underlying fixed income portfolios to relative performance was negative in 2017, despite most of the funds outperforming their individual fund benchmarks. The biggest detractor from performance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 9.9%. The underperformance was primarily a result of underweights to the euro, the Japanese yen and the Australian dollar, in addition to underweight duration exposure in the U.S. and Europe. The TCW Core Fixed Income Portfolio also underperformed its benchmark, in this case by 0.3%. The main drivers of underperformance were an

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

underweight to, and poor security selection within, corporate credit. More specifically within corporate credits, underweights to Technology, Energy, and Metals were unfavorable. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 4.7%. The strong performance was carried by overweights to high-yield corporate bonds and structured credit, as well as strong security selection within non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Finally, an overweight to emerging market debt also helped to boost relative returns. The PIMCO Total Return Portfolio also had a strong year, outperforming its benchmark by 1.2%. The performance drivers were primarily favorable positioning on the yield curve via an overweight to duration along the intermediate-term and long-term part of the yield curve, and overweights to agency and non-agency mortgage backed securities which benefitted from a strong U.S. housing sector.

Contribution from the underlying domestic equity portfolios to relative performance was negative, as the Large Cap, Mid Cap, and Small Cap equity sleeves underperformed their respective benchmarks. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The MFS Value Portfolio II, on the other hand, performed poorly in 2017, underperforming its benchmark by 6.0% for the period. The underperformance was driven by poor security selection within Energy, Consumer Staples, Financial Services, and Utilities. It should be noted though, that the majority of the underperformance was generated by the previous subadviser who was replaced effective September 1, 2017. None of the Mid Cap equity portfolios managed to outperform their respective benchmark in 2017. The biggest underperformer was the Brighthouse/Artisan Mid Cap Value Portfolio, which underperformed its benchmark by 0.5%. While the portfolio benefitted from strong security selection within Real Estate and Consumer Staples, it was insufficient to make up for the drag on performance stemming from poor security selection within Energy, Financial Services, and Consumer Discretionary. Within the Small Cap equity sleeve, 3 out of 4 managers outperformed their respective benchmark. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Technology, Energy, and Consumer Discretionary did not help.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	7.16	4.16	4.74
Class B	6.93	3.90	4.48
Dow Jones Conservative Index	5.73	2.65	3.96

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.5
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	8.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Invesco Comstock Portfolio (Class A)	2.5
Brighthouse/Templeton International Bond Portfolio (Class A)	2.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a) (b)	Actual	0.67%	$1,000.00	$1,031.90	$3.43
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a) (b)	Actual	0.92%	$1,000.00	$1,030.20	$4.71
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
Baillie Gifford International Stock Portfolio (Class A) (a)	470,140	$6,313,986
BlackRock Bond Income Portfolio (Class A) (a)	735,533	78,650,584
BlackRock Capital Appreciation Portfolio (Class A) (a)	144,248	6,263,239
BlackRock High Yield Portfolio (Class A) (b)	401,242	3,145,741
Brighthouse Small Cap Value Portfolio (Class A) (b)	183,754	3,125,660
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	138,858	1,584,367
Brighthouse/Artisan International Portfolio (Class A) (b)	280,008	3,150,093
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	6,036	1,563,770
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,215,680	12,570,129
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	3,266,658	31,425,249
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	1,537,468	15,497,679
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	388,543	12,549,930
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	390,882	6,261,927
Clarion Global Real Estate Portfolio (Class A) (b)	253,548	3,156,676
Harris Oakmark International Portfolio (Class A) (b)	465,390	7,874,391
Invesco Comstock Portfolio (Class A) (b)	955,789	15,655,828
Jennison Growth Portfolio (Class A) (a)	370,949	6,250,492
JPMorgan Core Bond Portfolio (Class A) (b)	5,189,521	53,452,067
JPMorgan Small Cap Value Portfolio (Class A) (b)	177,307	3,122,384
MFS Research International Portfolio (Class A) (b)	369,886	4,730,848
MFS Value Portfolio (Class A) (a)	849,480	14,126,846
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A) (a)	165,908	1,569,487

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	138,429	3,135,419
Oppenheimer Global Equity Portfolio (Class A) (b)	59,930	1,566,573
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	5,701,881	56,790,731
PIMCO Total Return Portfolio (Class A) (b)	6,530,460	75,557,422
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	246,654	6,250,221
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	353,553	12,533,461
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	131,371	1,565,947
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	126,981	3,135,170
TCW Core Fixed Income Portfolio (Class A) (b)	5,850,016	59,787,160
Van Eck Global Natural Resources Portfolio (Class A) (a)	292,090	3,148,730
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,258,385	31,459,301
Western Asset Management U.S. Government Portfolio (Class A) (a)	7,018,201	81,762,037

Total Mutual Funds (Cost $619,665,703)		628,733,545

Total Investments—100.1% (Cost $619,665,703)		628,733,545
Other assets and liabilities (net)—(0.1)%		(322,020)

Net Assets—100.0%		$628,411,525

(a) A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b) A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$628,733,545	$—	$—	$628,733,545
Total Investments	$628,733,545	$—	$—	$628,733,545

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$628,733,545
Cash	4
Receivable for:
Affiliated investments sold	163,193
Fund shares sold	36,831
Due from investment adviser	18,962

Total Assets	628,952,535
Liabilities
Payables for:
Fund shares redeemed	200,024
Accrued Expenses:
Management fees	50,739
Distribution and service fees	125,342
Deferred trustees’ fees	116,751
Other expenses	48,154

Total Liabilities	541,010

Net Assets	$628,411,525

Net Assets Consist of:
Paid in surplus	$606,580,107
Undistributed net investment income	12,526,450
Accumulated net realized gain	237,126
Unrealized appreciation on affiliated investments	9,067,842

Net Assets	$628,411,525

Net Assets
Class A	$39,489,507
Class B	588,922,018
Capital Shares Outstanding*
Class A	3,586,724
Class B	53,934,636
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.01
Class B	10.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $619,665,703.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$14,280,541
Interest	27

Total investment income	14,280,568
Expenses
Management fees	608,886
Administration fees	22,259
Custodian and accounting fees	27,591
Distribution and service fees—Class B	1,510,672
Audit and tax services	31,348
Legal	39,251
Trustees’ fees and expenses	53,122
Miscellaneous	6,232

Total expenses	2,299,361
Less expenses reimbursed by the Adviser	(143,509)

Net expenses	2,155,852

Net Investment Income	12,124,716

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	1,446,184
Capital gain distributions from affiliated investments	5,379,028

Net realized gain	6,825,212

Net change in unrealized appreciation on affiliated investments	24,219,748

Net realized and unrealized gain	31,044,960

Net Increase in Net Assets From Operations	$43,169,676

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,124,716	$12,772,937
Net realized gain	6,825,212	9,026,855
Net change in unrealized appreciation	24,219,748	9,432,216

Increase in net assets from operations	43,169,676	31,232,008

From Distributions to Shareholders
Net investment income
Class A	(947,275)	(1,595,816)
Class B	(12,419,033)	(20,821,731)
Net realized capital gains
Class A	(651,251)	(1,533,963)
Class B	(9,628,854)	(21,575,721)

Total distributions	(23,646,413)	(45,527,231)

Increase (decrease) in net assets from capital share transactions	(56,585,690)	16,951,400

Total increase (decrease) in net assets	(37,062,427)	2,656,177

Net Assets
Beginning of period	665,473,952	662,817,775

End of period	$628,411,525	$665,473,952

Undistributed net investment income
End of period	$12,526,450	$13,137,120

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	399,659	$4,354,795	309,240	$3,347,808
Reinvestments	149,535	1,598,526	297,508	3,129,779
Redemptions	(819,017)	(8,927,209)	(1,090,132)	(11,786,694)

Net decrease	(269,823)	$(2,973,888)	(483,384)	$(5,309,107)

Class B
Sales	5,752,405	$62,167,159	10,480,652	$112,771,940
Reinvestments	2,078,029	22,047,887	4,057,172	42,397,452
Redemptions	(12,761,341)	(137,826,848)	(12,373,645)	(132,908,885)

Net increase (decrease)	(4,930,907)	$(53,611,802)	2,164,179	$22,260,507

Increase (decrease) derived from capital shares transactions		$(56,585,690)		$16,951,400

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.69	$10.94	$11.59	$12.05	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.36	0.25	0.33
Net realized and unrealized gain (loss) on investments	0.53	0.28	(0.38)	0.29	0.20

Total from investment operations	0.76	0.51	(0.02)	0.54	0.53

Less Distributions
Distributions from net investment income	(0.26)	(0.39)	(0.27)	(0.50)	(0.36)
Distributions from net realized capital gains	(0.18)	(0.37)	(0.36)	(0.50)	(0.06)

Total distributions	(0.44)	(0.76)	(0.63)	(1.00)	(0.42)

Net Asset Value, End of Period	$11.01	$10.69	$10.94	$11.59	$12.05

Total Return (%) (b)	7.16	4.76	(0.23)	4.73	4.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.12	0.12	0.11	0.12	0.11
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.13	2.15	3.20	2.17	2.73
Portfolio turnover rate (%)	11	14	21	16	18
Net assets, end of period (in millions)	$39.5	$41.2	$47.5	$50.1	$50.5

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.60	$10.85	$11.51	$11.97	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.20	0.33	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.53	0.28	(0.39)	0.28	0.22

Total from investment operations	0.73	0.48	(0.06)	0.50	0.51

Less Distributions
Distributions from net investment income	(0.23)	(0.36)	(0.24)	(0.46)	(0.34)
Distributions from net realized capital gains	(0.18)	(0.37)	(0.36)	(0.50)	(0.06)

Total distributions	(0.41)	(0.73)	(0.60)	(0.96)	(0.40)

Net Asset Value, End of Period	$10.92	$10.60	$10.85	$11.51	$11.97

Total Return (%) (b)	6.93	4.53	(0.59)	4.47	4.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.37	0.37	0.36	0.37	0.36
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	1.86	1.83	2.89	1.89	2.49
Portfolio turnover rate (%)	11	14	21	16	18
Net assets, end of period (in millions)	$588.9	$624.2	$615.4	$653.6	$653.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$73,043,555	$0	$135,755,149

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$608,886	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from May 1, 2017 to April 30, 2018, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2017 to April 30, 2018 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2017, the amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$6,658,500	$350,501	$(2,597,980)	$569,143	$1,333,822	$6,313,986
BlackRock Bond Income Portfolio (Class A)	83,473,208	5,113,303	(10,702,230)	(33,168)	799,471	78,650,584

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
BlackRock Capital Appreciation Portfolio (Class A)	$6,557,809	$484,118	$(2,541,527)	$338,539	$1,424,300	$6,263,239
BlackRock High Yield Portfolio (Class A)	3,326,735	271,785	(527,337)	(26,502)	101,060	3,145,741
Brighthouse Small Cap Value Portfolio (Class A)	3,292,236	567,667	(958,918)	114,316	110,359	3,125,660
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,674,408	135,978	(618,533)	1,414	391,100	1,584,367
Brighthouse/Artisan International Portfolio (Class A)	6,644,200	161,018	(4,927,062)	(117,164)	1,389,101	3,150,093
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,642,378	140,635	(405,455)	10,275	175,937	1,563,770
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	13,301,554	941,081	(1,672,880)	56,828	(56,454)	12,570,129
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	33,263,567	1,761,171	(3,610,063)	(130,158)	140,732	31,425,249
Brighthouse/Templeton International Bond Portfolio (Class A)	9,923,684	7,937,894	(2,339,231)	(379,905)	355,237	15,497,679
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	13,187,898	1,214,680	(3,458,472)	(830,553)	2,436,377	12,549,930
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,570,685	613,729	(1,925,613)	276,323	726,803	6,261,927
Clarion Global Real Estate Portfolio (Class A)	3,360,766	438,879	(866,316)	67,847	155,500	3,156,676
Harris Oakmark International Portfolio (Class A)	8,291,151	606,568	(3,091,135)	126,888	1,940,919	7,874,391
Invesco Comstock Portfolio (Class A)	13,113,857	5,180,144	(4,463,835)	349,281	1,476,381	15,655,828
Jennison Growth Portfolio (Class A)	6,563,089	891,221	(2,820,112)	26,162	1,590,132	6,250,492
JPMorgan Core Bond Portfolio (Class A)	63,399,826	3,286,255	(13,802,390)	(316,143)	884,519	53,452,067
JPMorgan Small Cap Value Portfolio (Class A)	3,280,476	838,939	(927,822)	22,347	(91,556)	3,122,384
MFS Research International Portfolio (Class A)	4,999,058	301,262	(1,712,030)	269,429	873,129	4,730,848
MFS Value Portfolio (Class A)	13,192,829	3,593,062	(3,847,681)	238,550	950,086	14,126,846
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	6,547,754	340,323	(5,331,641)	125,938	(112,887)	1,569,487
Neuberger Berman Genesis Portfolio (Class A)	6,584,989	723,855	(4,561,246)	1,395,500	(1,007,679)	3,135,419
Oppenheimer Global Equity Portfolio (Class A)	1,652,071	81,190	(666,396)	104,467	395,241	1,566,573
PIMCO Inflation Protected Bond Portfolio (Class A)	60,117,003	3,394,505	(7,872,176)	(995,204)	2,146,603	56,790,731
PIMCO Total Return Portfolio (Class A)	80,255,640	4,726,843	(11,167,453)	(955,721)	2,698,113	75,557,422
T. Rowe Price Large Cap Growth Portfolio (Class A)	6,555,663	673,595	(2,501,470)	26,311	1,496,122	6,250,221
T. Rowe Price Large Cap Value Portfolio (Class A)	13,159,791	2,095,695	(3,431,190)	823,045	(113,880)	12,533,461
T. Rowe Price Mid Cap Growth Portfolio (Class A)	—	1,798,722	(300,076)	2,110	65,191	1,565,947
T. Rowe Price Small Cap Growth Portfolio (Class A)	—	3,625,437	(671,700)	3,992	177,441	3,135,170
TCW Core Fixed Income Portfolio (Class A)	70,130,198	3,197,281	(14,373,399)	295,809	537,271	59,787,160
Van Eck Global Natural Resources Portfolio (Class A)	—	3,884,673	(1,016,395)	(822)	281,274	3,148,730
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,647,183	27,629	(1,742,679)	149,152	(81,285)	—
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	26,654,806	8,327,500	(4,600,300)	287,833	789,462	31,459,301
Western Asset Management U.S. Government Portfolio (Class A)	86,756,193	5,316,417	(9,702,404)	(449,975)	(158,194)	81,762,037

	$665,779,205	$73,043,554	$(135,755,146)	$1,446,184	$24,219,748	$628,733,545

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$77,392	470,140
BlackRock Bond Income Portfolio (Class A)	—	2,494,169	735,533
BlackRock Capital Appreciation Portfolio (Class A)	148,050	6,708	144,248
BlackRock High Yield Portfolio (Class A)	—	178,307	401,242
Brighthouse Small Cap Value Portfolio (Class A)	114,303	36,271	183,754
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	20,781	138,858
Brighthouse/Artisan International Portfolio (Class A)	—	42,049	280,008
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	11,449	6,036
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	507,154	1,215,680
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	532,779	3,266,658
Brighthouse/Templeton International Bond Portfolio (Class A)	6,322	—	1,537,468
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	471,013	199,575	388,543
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	233,042	69,497	390,882
Clarion Global Real Estate Portfolio (Class A)	—	117,603	253,548
Harris Oakmark International Portfolio (Class A)	—	145,096	465,390
Invesco Comstock Portfolio (Class A)	436,008	365,901	955,789
Jennison Growth Portfolio (Class A)	447,616	20,073	370,949
JPMorgan Core Bond Portfolio (Class A)	—	1,473,376	5,189,521
JPMorgan Small Cap Value Portfolio (Class A)	154,637	42,995	177,307

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
MFS Research International Portfolio (Class A)	$—	$92,705	369,886
MFS Value Portfolio (Class A)	867,235	293,740	849,480
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	—	85,668	165,908
Neuberger Berman Genesis Portfolio (Class A)	259,178	13,065	138,429
Oppenheimer Global Equity Portfolio (Class A)	—	17,865	59,930
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,033,357	5,701,881
PIMCO Total Return Portfolio (Class A)	377,849	1,518,024	6,530,460
T. Rowe Price Large Cap Growth Portfolio (Class A)	374,215	18,988	246,654
T. Rowe Price Large Cap Value Portfolio (Class A)	1,082,272	287,104	353,553
T. Rowe Price Mid Cap Growth Portfolio (Class A)	131,108	—	131,371
T. Rowe Price Small Cap Growth Portfolio (Class A)	187,188	10,137	126,981
TCW Core Fixed Income Portfolio (Class A)	88,992	1,091,635	5,850,016
Van Eck Global Natural Resources Portfolio (Class A)	—	3,638	292,090
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	—	—
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,252,481	2,258,385
Western Asset Management U.S. Government Portfolio (Class A)	—	2,220,959	7,018,201

	$5,379,028	$14,280,541

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$626,746,174
Gross unrealized appreciation	14,976,760
Gross unrealized depreciation	(12,989,390)

Net unrealized appreciation (depreciation)	$1,987,370

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$13,366,308	$22,479,670	$10,280,105	$23,047,561	$23,646,413	$45,527,231

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$12,708,379	$7,252,421	$1,987,370	$—	$21,948,170

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 20 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Brighthouse AA 20 Narrow Index, for the three- and five-year periods ended October 31, 2017, and outperformed its benchmark for the one-year period ended October 31, 2017. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Conservative Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class A and B share of the Brighthouse Asset Allocation 40 Portfolio returned 11.01% and 10.64%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 10.91%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5 - $2 trillion over the next 3 - 4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve-month period, the Portfolio outpaced the Dow Jones Moderately Conservative Index. Underperformance within the underlying Fixed Income and Domestic Large Cap equity portfolios, and an underweight to Foreign Bonds and Emerging Market equity was a drag on relative performance. However, strong performance within the Non-U.S. equity portfolios and an overweight to Large Cap equity, more than offset the negative impact.

The contribution from the underlying fixed income portfolios to relative performance was negative in 2017, despite most of the funds outperforming their individual fund benchmarks. The biggest detractor from performance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 9.9%. The underperformance was primarily a result of underweights to the euro, the Japanese yen and the Australian dollar, in addition to underweight duration exposure in the U.S. and Europe. The TCW Core Fixed Income Portfolio also underperformed its benchmark, in this case by 0.3%. The main drivers of underperformance were an

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

underweight to, and poor security selection within, corporate credit. More specifically within corporate credits, underweights to Technology, Energy, and Metals were unfavorable. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 4.7%. The strong performance was carried by overweights to high-yield corporate bonds and structured credit, as well as strong security selection within non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Finally, an overweight to emerging market debt also helped to boost relative returns. The PIMCO Total Return Portfolio also had a strong year, outperforming its benchmark by 1.2%. The performance drivers were primarily favorable positioning on the yield curve via an overweight to duration along the intermediate-term and long-term part of the yield curve, and overweights to agency and non-agency mortgage backed securities which benefitted from a strong U.S. housing sector.

Contribution from the underlying domestic equity portfolios to relative performance was negative, as the Large Cap and Mid Cap equity sleeves underperformed their respective benchmarks. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The ClearBridge Aggressive Growth Portfolio, on the other hand, performed poorly in 2017, underperforming its benchmark by 10.9% for the period. The underperformance was driven by overweights to Energy, Communication Services, and Healthcare, in addition to poor security selection within Consumer Discretionary, Energy, Technology, Industrials, and Healthcare. None of the Mid Cap equity portfolios managed to outperform their respective benchmark in 2017. The biggest underperformer was the Wells Capital Management Mid Cap Value Portfolio, which underperformed its benchmark by 2.3%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. It should be noted however, that the majority of the underperformance was generated by the previous subadviser, who was replaced effective June 1, 2017. Within the Small Cap equity sleeve, 4 out of 5 managers outperformed their respective benchmark. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Technology, Energy, and Consumer Discretionary did not help.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	11.01	6.49	5.38
Class B	10.64	6.21	5.11
Dow Jones Moderately Conservative Index	10.91	5.60	4.91

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Total Return Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	7.5
JPMorgan Core Bond Portfolio (Class A)	6.5
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.8
Invesco Comstock Portfolio (Class A)	3.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.65%	$1,000.00	$1,051.00	$3.36
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,048.80	$4.65
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	9,799,673	$131,609,609
BlackRock Bond Income Portfolio (Class A) (a)	5,815,882	621,892,284
BlackRock Capital Appreciation Portfolio (Class A) (a)	3,003,984	130,433,003
BlackRock High Yield Portfolio (Class A) (b)	4,176,032	32,740,089
Brighthouse Small Cap Value Portfolio (Class A) (b)	3,833,453	65,207,033
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,775,047	65,893,282
Brighthouse/Artisan International Portfolio (Class A) (b)	7,283,547	81,939,899
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	62,986	16,317,835
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	12,656,330	130,866,451
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	20,392,104	196,172,037
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	18,742,961	188,929,044
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	7,586,099	245,031,002
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	9,157,059	146,696,093
Clarion Global Real Estate Portfolio (Class A) (b)	3,951,738	49,199,143
ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,316,913	97,831,193
Harris Oakmark International Portfolio (Class A) (b)	10,674,832	180,618,158
Invesco Comstock Portfolio (Class A) (b)	14,960,915	245,059,781
Invesco Small Cap Growth Portfolio (Class A) (b)	3,156,543	48,957,984
Jennison Growth Portfolio (Class A) (a)	5,792,081	97,596,570
JPMorgan Core Bond Portfolio (Class A) (b)	41,287,489	425,261,137
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,772,015	48,815,179
MFS Research International Portfolio (Class A) (b)	7,708,924	98,597,136
MFS Value Portfolio (Class A) (a)	14,741,562	245,152,176
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A) (a)	3,455,789	32,691,765

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	1,442,495	32,672,523
Oppenheimer Global Equity Portfolio (Class A) (b)	2,498,021	65,298,260
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	39,543,210	393,850,367
PIMCO Total Return Portfolio (Class A) (b)	50,938,242	589,355,455
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,130,547	130,008,054
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,362,039	260,984,299
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,735,848	32,611,311
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,986,153	49,038,106
TCW Core Fixed Income Portfolio (Class A) (b)	48,041,024	490,979,261
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,087,742	65,625,862
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,289,224	16,373,144
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	18,791,926	261,771,526
Western Asset Management U.S. Government Portfolio (Class A) (a)	44,924,303	523,368,124

Total Mutual Funds (Cost $6,129,170,566)		6,535,444,175

Total Investments—100.0% (Cost $6,129,170,566)		6,535,444,175
Other assets and liabilities (net)—0.0%		(1,938,716)

Net Assets—100.0%		$6,533,505,459

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$6,535,444,175	$—	$—	$6,535,444,175
Total Investments	$6,535,444,175	$—	$—	$6,535,444,175

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$6,535,444,175
Receivable for:
Affiliated investments sold	2,211,399
Fund shares sold	605,460

Total Assets	6,538,261,034
Liabilities
Payables for:
Affiliated investments purchased	76,501
Fund shares redeemed	2,740,357
Accrued Expenses:
Management fees	309,934
Distribution and service fees	1,372,362
Deferred trustees’ fees	208,135
Other expenses	48,286

Total Liabilities	4,755,575

Net Assets	$6,533,505,459

Net Assets Consist of:
Paid in surplus	$5,865,406,023
Undistributed net investment income	119,849,813
Accumulated net realized gain	141,976,014
Unrealized appreciation on affiliated investments	406,273,609

Net Assets	$6,533,505,459

Net Assets
Class A	$85,418,163
Class B	6,448,087,296
Capital Shares Outstanding*
Class A	7,148,649
Class B	545,301,839
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.95
Class B	11.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,129,170,566.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from Affiliated Underlying Portfolios	$134,047,802
Interest	736

Total investment income	134,048,538
Expenses
Management fees	3,720,582
Administration fees	22,259
Custodian and accounting fees	27,591
Distribution and service fees—Class B	16,509,088
Audit and tax services	31,348
Legal	39,251
Trustees’ fees and expenses	53,122
Miscellaneous	11,920

Total expenses	20,415,161

Net Investment Income	113,633,377

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	95,151,545
Capital gain distributions from affiliated investments	97,564,505

Net realized gain	192,716,050

Net change in unrealized appreciation on affiliated investments	377,130,095

Net realized and unrealized gain	569,846,145

Net Increase in Net Assets From Operations	$683,479,522

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$113,633,377	$120,205,079
Net realized gain	192,716,050	215,825,185
Net change in unrealized appreciation	377,130,095	75,487,126

Increase in net assets from operations	683,479,522	411,517,390

From Distributions to Shareholders
Net investment income
Class A	(1,894,168)	(3,752,608)
Class B	(129,964,072)	(245,962,542)
Net realized capital gains
Class A	(2,618,831)	(6,398,157)
Class B	(203,591,787)	(452,755,406)

Total distributions	(338,068,858)	(708,868,713)

Decrease in net assets from capital share transactions	(633,085,723)	(136,732,186)

Total decrease in net assets	(287,675,059)	(434,083,509)

Net Assets
Beginning of period	6,821,180,518	7,255,264,027

End of period	$6,533,505,459	$6,821,180,518

Undistributed net investment income
End of period	$119,849,813	$131,160,495

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	599,667	$7,005,410	640,434	$7,395,624
Reinvestments	396,921	4,512,999	927,011	10,150,765
Redemptions	(1,857,552)	(21,746,447)	(2,181,467)	(25,122,906)

Net decrease	(860,964)	$(10,228,038)	(614,022)	$(7,576,517)

Class B
Sales	4,797,937	$55,532,011	7,093,454	$81,278,867
Reinvestments	29,596,793	333,555,859	64,397,968	698,717,948
Redemptions	(87,555,984)	(1,011,945,555)	(79,694,568)	(909,152,484)

Net decrease	(53,161,254)	$(622,857,685)	(8,203,146)	$(129,155,669)

Decrease derived from capital shares transactions		$(633,085,723)		$(136,732,186)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.36	$11.90	$12.74	$12.99	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.23	0.36	0.24	0.29
Net realized and unrealized gain (loss) on investments	1.00	0.48	(0.44)	0.40	1.04

Total from investment operations	1.22	0.71	(0.08)	0.64	1.33

Less Distributions
Distributions from net investment income	(0.26)	(0.46)	(0.06)	(0.41)	(0.35)
Distributions from net realized capital gains	(0.37)	(0.79)	(0.70)	(0.48)	(0.13)

Total distributions	(0.63)	(1.25)	(0.76)	(0.89)	(0.48)

Net Asset Value, End of Period	$11.95	$11.36	$11.90	$12.74	$12.99

Total Return (%) (b)	11.01	6.33	(0.78)	5.16	11.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.08
Ratio of net investment income to average net assets (%) (d)	1.91	1.97	2.85	1.92	2.31
Portfolio turnover rate (%)	6	8	16	15	15
Net assets, end of period (in millions)	$85.4	$91.0	$102.6	$112.9	$107.7

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.25	$11.79	$12.64	$12.89	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.32	0.03	0.26
Net realized and unrealized gain (loss) on investments	0.97	0.49	(0.43)	0.57	1.03

Total from investment operations	1.17	0.68	(0.11)	0.60	1.29

Less Distributions
Distributions from net investment income	(0.23)	(0.43)	(0.04)	(0.37)	(0.32)
Distributions from net realized capital gains	(0.37)	(0.79)	(0.70)	(0.48)	(0.13)

Total distributions	(0.60)	(1.22)	(0.74)	(0.85)	(0.45)

Net Asset Value, End of Period	$11.82	$11.25	$11.79	$12.64	$12.89

Total Return (%) (b)	10.64	6.09	(1.07)	4.93	10.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.33
Ratio of net investment income to average net assets (%) (d)	1.70	1.71	2.62	0.21	2.10
Portfolio turnover rate (%)	6	8	16	15	15
Net assets, end of period (in millions)	$6,448.1	$6,730.2	$7,152.6	$8,304.3	$1,678.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services - Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from the Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$395,563,951	$0	$1,155,572,679

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$3,720,582	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$133,573,209	$1,664,013	$(43,087,546)	$12,098,550	$27,361,383	$131,609,609
BlackRock Bond Income Portfolio (Class A)	645,577,309	19,988,812	(49,560,133)	391,441	5,494,855	621,892,284
BlackRock Capital Appreciation Portfolio (Class A)	136,365,415	3,315,561	(45,812,229)	11,178,654	25,385,602	130,433,003
BlackRock High Yield Portfolio (Class A)	34,558,974	1,880,110	(4,446,123)	(235,987)	983,115	32,740,089
Brighthouse Small Cap Value Portfolio (Class A)	69,047,792	3,781,224	(12,094,142)	1,736,988	2,735,171	65,207,033
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	65,106,482	903,844	(16,263,231)	(121,420)	16,267,607	65,893,282
Brighthouse/Artisan International Portfolio (Class A)	80,974,716	1,133,246	(22,364,562)	577,002	21,619,497	81,939,899
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	17,189,729	179,426	(2,965,721)	887,327	1,027,074	16,317,835
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	138,105,389	5,317,790	(12,522,299)	401,074	(435,503)	130,866,451
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	206,977,028	3,375,851	(14,240,598)	(518,505)	578,261	196,172,037
Brighthouse/Templeton International Bond Portfolio (Class A)	172,595,819	26,917,238	(11,022,645)	(1,439,374)	1,878,006	188,929,044
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	258,039,946	13,304,451	(57,387,140)	(5,604,836)	36,678,581	245,031,002
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	154,676,356	7,274,528	(38,567,900)	5,337,377	17,975,732	146,696,093
Clarion Global Real Estate Portfolio (Class A)	48,638,817	1,987,912	(4,775,337)	679,470	2,668,281	49,199,143
ClearBridge Aggressive Growth Portfolio (Class A)	102,855,403	1,335,146	(22,998,596)	10,801,983	5,837,257	97,831,193
Harris Oakmark International Portfolio (Class A)	189,973,451	3,469,612	(59,983,052)	5,398,081	41,760,066	180,618,158
Invesco Comstock Portfolio (Class A)	206,718,506	48,794,991	(38,216,551)	14,248,932	13,513,903	245,059,781
Invesco Small Cap Growth Portfolio (Class A)	85,686,849	5,317,756	(51,423,095)	(4,190,887)	13,567,361	48,957,984
Jennison Growth Portfolio (Class A)	102,801,414	7,520,565	(37,729,142)	7,990,916	17,012,817	97,596,570
JPMorgan Core Bond Portfolio (Class A)	474,119,258	11,973,919	(64,958,844)	(1,779,201)	5,906,005	425,261,137
JPMorgan Small Cap Value Portfolio (Class A)	51,757,801	3,553,483	(5,226,561)	280,981	(1,550,525)	48,815,179
MFS Research International Portfolio (Class A)	102,366,120	1,976,509	(29,452,469)	2,763,698	20,943,278	98,597,136

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
MFS Value Portfolio (Class A)	$241,241,854	$26,506,432	$(43,546,135)	$9,230,461	$11,719,564	$245,152,176
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	137,502,904	1,843,108	(106,853,643)	(4,064,597)	4,263,993	32,691,765
Neuberger Berman Genesis Portfolio (Class A)	51,705,471	3,139,930	(25,127,299)	10,847,429	(7,893,008)	32,672,523
Oppenheimer Global Equity Portfolio (Class A)	68,847,375	762,355	(25,112,425)	3,143,865	17,657,090	65,298,260
PIMCO Inflation Protected Bond Portfolio (Class A)	408,222,848	7,255,136	(29,579,481)	(4,114,095)	12,065,959	393,850,367
PIMCO Total Return Portfolio (Class A)	612,581,861	14,962,153	(51,697,558)	(4,150,663)	17,659,662	589,355,455
T. Rowe Price Large Cap Growth Portfolio (Class A)	137,024,982	8,424,928	(46,926,474)	11,226,845	20,257,773	130,008,054
T. Rowe Price Large Cap Value Portfolio (Class A)	241,125,272	39,707,302	(34,221,562)	11,399,841	2,973,446	260,984,299
T. Rowe Price Mid Cap Growth Portfolio (Class A)	34,248,063	2,788,330	(9,277,390)	1,328,872	3,523,436	32,611,311
T. Rowe Price Small Cap Growth Portfolio (Class A)	—	51,295,854	(5,017,336)	81,159	2,678,429	49,038,106
TCW Core Fixed Income Portfolio (Class A)	543,034,223	9,927,110	(68,509,167)	1,471,517	5,055,578	490,979,261
Van Eck Global Natural Resources Portfolio (Class A)	67,263,829	9,898,821	(11,940,591)	(2,171,972)	2,575,775	65,625,862
Wells Capital Management Mid Cap Value Portfolio (Class A)	17,223,519	239,412	(2,637,527)	(525,451)	2,073,191	16,373,144
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	241,274,845	29,518,471	(18,813,119)	1,477,753	8,313,576	261,771,526
Western Asset Management U.S. Government Portfolio (Class A)	544,168,434	14,328,622	(31,215,056)	(911,683)	(3,002,193)	523,368,124

	$6,823,171,263	$395,563,951	$(1,155,572,679)	$95,151,545	$377,130,095	$6,535,444,175

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$1,649,160	9,799,673
BlackRock Bond Income Portfolio (Class A)	—	19,923,010	5,815,882
BlackRock Capital Appreciation Portfolio (Class A)	3,160,759	143,195	3,003,984
BlackRock High Yield Portfolio (Class A)	—	1,879,417	4,176,032
Brighthouse Small Cap Value Portfolio (Class A)	2,408,192	764,178	3,833,453
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	881,018	5,775,047
Brighthouse/Artisan International Portfolio (Class A)	—	1,117,034	7,283,547
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	119,889	62,986
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,300,157	12,656,330
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,328,536	20,392,104
Brighthouse/Templeton International Bond Portfolio (Class A)	74,104	—	18,742,961
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,336,840	3,956,151	7,586,099
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,549,760	1,655,017	9,157,059
Clarion Global Real Estate Portfolio (Class A)	—	1,848,083	3,951,738
ClearBridge Aggressive Growth Portfolio (Class A)	—	952,108	5,316,913
Harris Oakmark International Portfolio (Class A)	—	3,396,763	10,674,832
Invesco Comstock Portfolio (Class A)	6,836,187	5,736,976	14,960,915
Invesco Small Cap Growth Portfolio (Class A)	5,166,522	—	3,156,543
Jennison Growth Portfolio (Class A)	7,189,674	322,407	5,792,081
JPMorgan Core Bond Portfolio (Class A)	—	11,898,781	41,287,489
JPMorgan Small Cap Value Portfolio (Class A)	2,409,584	669,955	2,772,015
MFS Research International Portfolio (Class A)	—	1,976,439	7,708,924
MFS Value Portfolio (Class A)	14,807,444	5,015,424	14,741,562
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	—	1,810,592	3,455,789
Neuberger Berman Genesis Portfolio (Class A)	2,753,596	138,811	1,442,495
Oppenheimer Global Equity Portfolio (Class A)	—	760,452	2,498,021
PIMCO Inflation Protected Bond Portfolio (Class A)	—	7,165,843	39,543,210
PIMCO Total Return Portfolio (Class A)	2,966,660	11,918,690	50,938,242
T. Rowe Price Large Cap Growth Portfolio (Class A)	8,005,806	406,214	5,130,547
T. Rowe Price Large Cap Value Portfolio (Class A)	20,552,441	5,452,134	7,362,039
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,782,214	—	2,735,848
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,822,856	152,862	1,986,153
TCW Core Fixed Income Portfolio (Class A)	741,866	9,100,221	48,041,024
Van Eck Global Natural Resources Portfolio (Class A)	—	69,296	6,087,742
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	219,714	1,289,224
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	10,045,978	18,791,926
Western Asset Management U.S. Government Portfolio (Class A)	—	14,273,297	44,924,303

	$97,564,505	$134,047,802

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$6,168,873,057
Gross unrealized appreciation	480,585,159
Gross unrealized depreciation	(114,014,041)

Net unrealized appreciation (depreciation)	$366,571,118

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$132,423,201	$251,467,645	$205,645,657	$457,401,068	$338,068,858	$708,868,713

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$120,057,947	$181,678,508	$366,571,118	$—	$668,307,573

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 40 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Brighthouse AA 40 Narrow Index, for the three- and five-year periods ended October 31, 2017, and outperformed its benchmark for the one-year period ended October 31, 2017. In addition, the Board noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Conservative Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class A and B share of the Brighthouse Asset Allocation 60 Portfolio returned 14.93% and 14.73%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 15.15%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5 - $2 trillion over the next 3 - 4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve-month period, the Portfolio was outpaced by the Dow Jones Moderate Index. Strong performance within the Non-U.S. equity portfolios and a favorable overweight to Large Cap equity was insufficient to attenuate the headwinds from poor performance within the Fixed Income portfolios, and an underweight to Foreign Fixed Income and Emerging Markets equity.

The contribution from the underlying fixed income portfolios to relative performance was negative in 2017, despite most of the funds outperforming their individual fund benchmarks. The biggest detractor from performance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 9.9%. The underperformance was primarily a result of underweights to the euro, the Japanese yen and the Australian dollar, in addition to underweight duration exposure in the U.S. and Europe. The TCW Core Fixed Income Portfolio also underperformed its benchmark, in this case by 0.3%. The main drivers of underperformance were an underweight to, and poor security selection within, corporate credit.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

More specifically within corporate credits, underweights to Technology, Energy, and Metals were unfavorable. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 4.7%. The strong performance was carried by overweights to high-yield corporate bonds and structured credit, as well as strong security selection within non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Finally, an overweight to emerging market debt also helped to boost relative returns. The PIMCO Total Return Portfolio also had a strong year, outperforming its benchmark by 1.2%. The performance drivers were primarily favorable positioning on the yield curve via an overweight to duration along the intermediate-term and long-term part of the yield curve, and overweights to agency and non-agency mortgage backed securities which benefitted from a strong U.S. housing sector.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap managers and, in particular, Small Cap managers delivered positive relative results. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The ClearBridge Aggressive Growth Portfolio, on the other hand, performed poorly in 2017, underperforming its benchmark by 10.9% for the period. The underperformance was driven by overweights to Energy, Communication Services, and Healthcare, in addition to poor security selection within Consumer Discretionary, Energy, Technology, Industrials, and Healthcare. None of the Mid Cap equity portfolios managed to outperform their respective benchmark in 2017. The biggest underperformer was the Wells Capital Management Mid Cap Value Portfolio, which underperformed its benchmark by 2.3%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. It should be noted however, that the majority of the underperformance was generated by the previous subadviser who was replaced effective June 1, 2017. Within the Small Cap equity sleeve, 5 out of 6 managers outperformed their respective benchmark, and 4 of those managers outperformed with at least 3.4%. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Technology, Energy, and Consumer Discretionary did not help.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	14.93	8.78	5.82
Class B	14.73	8.50	5.55
Dow Jones Moderate Index	15.15	8.11	5.75

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.4
PIMCO Total Return Portfolio (Class A)	5.9
TCW Core Fixed Income Portfolio (Class A)	5.3
MFS Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
Invesco Comstock Portfolio (Class A)	4.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
JPMorgan Core Bond Portfolio (Class A)	4.4
Western Asset Management U.S. Government Portfolio (Class A)	3.9
Jennison Growth Portfolio (Class A)	3.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.66%	$1,000.00	$1,069.80	$3.44
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$1,068.40	$4.74
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	27,348,498	$367,290,325
BlackRock Bond Income Portfolio (Class A) (a)	8,764,659	937,204,948
BlackRock Capital Appreciation Portfolio (Class A) (a)	10,104,847	438,752,454
BlackRock High Yield Portfolio (Class A) (b)	11,187,215	87,707,763
Brighthouse Small Cap Value Portfolio (Class A) (b)	8,596,283	146,222,771
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	22,575,651	257,588,183
Brighthouse/Artisan International Portfolio (Class A) (b)	29,214,762	328,666,068
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	282,431	73,169,341
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	9,598,782	147,053,336
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	28,124,799	290,810,424
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,870,382	287,353,076
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	41,904,496	422,397,317
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	20,409,178	659,216,437
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	27,392,675	438,830,661
Clarion Global Real Estate Portfolio (Class A) (b)	17,688,654	220,223,742
ClearBridge Aggressive Growth Portfolio (Class A) (b)	25,836,066	475,383,613
Harris Oakmark International Portfolio (Class A) (b)	28,218,776	477,461,694
Invesco Comstock Portfolio (Class A) (b)	42,489,692	695,981,162
Invesco Small Cap Growth Portfolio (Class A) (b)	14,140,737	219,322,835
Jennison Growth Portfolio (Class A) (a)	30,195,786	508,798,991
JPMorgan Core Bond Portfolio (Class A) (b)	62,780,929	646,643,567
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,209,086	109,342,013
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	4,873,299	73,002,014
MFS Research International Portfolio (Class A) (b)	22,982,172	293,941,976
MFS Value Portfolio (Class A) (a)	44,093,737	733,278,851
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A) (a)	11,629,966	110,019,478

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	6,468,931	146,521,277
Oppenheimer Global Equity Portfolio (Class A) (b)	5,604,888	146,511,783
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	43,505,017	433,309,974
PIMCO Total Return Portfolio (Class A) (b)	74,658,835	863,802,717
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	17,204,922	435,972,718
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	20,647,294	731,946,557
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	12,257,370	146,107,849
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	8,900,670	219,757,542
TCW Core Fixed Income Portfolio (Class A) (b)	75,819,223	774,872,464
Van Eck Global Natural Resources Portfolio (Class A) (a)	27,272,198	293,994,295
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	2,890,002	36,703,020
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	20,885,489	290,934,864
Western Asset Management U.S. Government Portfolio (Class A) (a)	48,920,971	569,929,311

Total Mutual Funds (Cost $13,035,473,097)		14,536,027,411

Total Investments—100.0% (Cost $13,035,473,097)		14,536,027,411
Other assets and liabilities (net)—0.0%		(3,870,202)

Net Assets—100.0%		$14,532,157,209

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$14,536,027,411	$—	$—	$14,536,027,411
Total Investments	$14,536,027,411	$—	$—	$14,536,027,411

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$14,536,027,411
Receivable for:
Affiliated investments sold	7,754,505
Fund shares sold	104,972

Total Assets	14,543,886,888
Liabilities
Payables for:
Fund shares redeemed	7,859,478
Accrued Expenses:
Management fees	648,589
Distribution and service fees	3,010,855
Deferred trustees’ fees	162,443
Other expenses	48,314

Total Liabilities	11,729,679

Net Assets	$14,532,157,209

Net Assets Consist of:
Paid in surplus	$12,350,717,883
Undistributed net investment income	223,273,994
Accumulated net realized gain	457,611,018
Unrealized appreciation on affiliated investments	1,500,554,314

Net Assets	$14,532,157,209

Net Assets
Class A	$342,960,503
Class B	14,189,196,706
Capital Shares Outstanding*
Class A	26,954,253
Class B	1,121,547,067
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.72
Class B	12.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $13,035,473,097.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$250,993,174
Interest	4,571

Total investment income	250,997,745
Expenses
Management fees	7,608,321
Administration fees	22,259
Custodian and accounting fees	27,591
Distribution and service fees—Class B	35,318,756
Audit and tax services	31,348
Legal	39,251
Trustees’ fees and expenses	53,122
Miscellaneous	16,957

Total expenses	43,117,605

Net Investment Income	207,880,140

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	264,074,863
Capital gain distributions from affiliated investments	313,722,381

Net realized gain	577,797,244

Net change in unrealized appreciation on affiliated investments	1,198,485,030

Net realized and unrealized gain	1,776,282,274

Net Increase in Net Assets From Operations	$1,984,162,414

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$207,880,140	$218,887,997
Net realized gain	577,797,244	629,388,680
Net change in unrealized appreciation	1,198,485,030	137,092,249

Increase in net assets from operations	1,984,162,414	985,368,926

From Distributions to Shareholders
Net investment income
Class A	(6,636,499)	(11,103,260)
Class B	(243,506,359)	(440,630,708)
Net realized capital gains
Class A	(13,326,735)	(29,446,663)
Class B	(559,162,751)	(1,271,092,592)

Total distributions	(822,632,344)	(1,752,273,223)

Increase (decrease) in net assets from capital share transactions	(864,851,554)	282,510,317

Total increase (decrease) in net assets	296,678,516	(484,393,980)

Net Assets
Beginning of period	14,235,478,693	14,719,872,673

End of period	$14,532,157,209	$14,235,478,693

Undistributed net investment income
End of period	$223,273,994	$249,317,628

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,551,453	$19,031,190	1,738,201	$20,624,999
Reinvestments	1,681,823	19,963,234	3,640,029	40,549,923
Redemptions	(4,448,039)	(54,563,389)	(3,614,918)	(43,116,439)

Net increase (decrease)	(1,214,763)	$(15,568,965)	1,763,312	$18,058,483

Class B
Sales	8,139,195	$98,997,001	12,663,938	$150,563,373
Reinvestments	67,907,708	802,669,110	154,348,359	1,711,723,300
Redemptions	(143,538,036)	(1,750,948,700)	(134,911,201)	(1,597,834,839)

Net increase (decrease)	(67,491,133)	$(849,282,589)	32,101,096	$264,451,834

Increase (decrease) derived from capital shares transactions		$(864,851,554)		$282,510,317

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.76	$12.50	$13.57	$13.74	$11.98

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.21	0.32	0.21	0.25
Net realized and unrealized gain (loss) on investments	1.50	0.63	(0.41)	0.48	1.89

Total from investment operations	1.71	0.84	(0.09)	0.69	2.14

Less Distributions
Distributions from net investment income	(0.25)	(0.43)	(0.10)	(0.32)	(0.28)
Distributions from net realized capital gains	(0.50)	(1.15)	(0.88)	(0.54)	(0.10)

Total distributions	(0.75)	(1.58)	(0.98)	(0.86)	(0.38)

Net Asset Value, End of Period	$12.72	$11.76	$12.50	$13.57	$13.74

Total Return (%) (b)	14.93	7.47	(0.99)	5.29	18.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.05	0.06
Ratio of net investment income to average net assets (%) (d)	1.68	1.74	2.40	1.58	1.95
Portfolio turnover rate (%)	6	10	15	16	15
Net assets, end of period (in millions)	$343.0	$331.2	$330.1	$353.0	$331.6

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.69	$12.44	$13.52	$13.69	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.18	0.28	0.05	0.22
Net realized and unrealized gain (loss) on investments	1.51	0.62	(0.41)	0.61	1.88

Total from investment operations	1.68	0.80	(0.13)	0.66	2.10

Less Distributions
Distributions from net investment income	(0.22)	(0.40)	(0.07)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.50)	(1.15)	(0.88)	(0.54)	(0.10)

Total distributions	(0.72)	(1.55)	(0.95)	(0.83)	(0.35)

Net Asset Value, End of Period	$12.65	$11.69	$12.44	$13.52	$13.69

Total Return (%) (b)	14.73	7.11	(1.27)	5.05	17.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.30	0.31
Ratio of net investment income to average net assets (%) (d)	1.43	1.52	2.15	0.39	1.71
Portfolio turnover rate (%)	6	10	15	16	15
Net assets, end of period (in millions)	$14,189.2	$13,904.3	$14,389.8	$16,127.1	$5,420.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services - Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$932,093,874	$0	$2,097,892,625

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$7,608,321	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$345,803,623	$4,495,141	$(89,340,357)	$25,746,774	$80,585,144	$367,290,325
BlackRock Bond Income Portfolio (Class A)	906,101,120	33,151,354	(10,353,446)	100,228	8,205,692	937,204,948
BlackRock Capital Appreciation Portfolio (Class A)	421,022,938	10,809,429	(111,482,619)	28,329,578	90,073,128	438,752,454
BlackRock High Yield Portfolio (Class A)	87,303,408	4,870,950	(6,386,680)	(657,846)	2,577,931	87,707,763
Brighthouse Small Cap Value Portfolio (Class A)	150,368,030	8,480,502	(22,479,434)	1,584,470	8,269,203	146,222,771
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	234,342,723	3,388,893	(40,461,709)	(1,273,439)	61,591,715	257,588,183
Brighthouse/Artisan International Portfolio (Class A)	294,982,226	4,603,186	(55,730,129)	2,687,951	82,122,834	328,666,068
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	73,454,671	634,810	(9,272,315)	3,093,416	5,258,759	73,169,341
Brighthouse/Dimensional International Small Company Portfolio (Class A)	142,631,619	10,034,853	(35,161,591)	(5,158,844)	34,707,299	147,053,336
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	288,185,518	11,415,686	(8,734,938)	273,660	(329,502)	290,810,424
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	284,974,385	4,847,813	(2,503,616)	(88,724)	123,218	287,353,076
Brighthouse/Templeton International Bond Portfolio (Class A)	437,410,619	2,334,806	(19,450,497)	524,638	1,577,751	422,397,317
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	650,332,281	34,612,359	(106,631,230)	8,994,043	71,908,984	659,216,437
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	435,634,679	20,847,336	(85,005,753)	11,819,650	55,534,749	438,830,661
Clarion Global Real Estate Portfolio (Class A)	202,114,774	11,292,276	(7,636,386)	1,861,613	12,591,465	220,223,742
ClearBridge Aggressive Growth Portfolio (Class A)	468,031,271	4,488,013	(74,893,236)	49,600,105	28,157,460	475,383,613
Harris Oakmark International Portfolio (Class A)	475,687,986	8,735,817	(127,873,215)	4,810,971	116,100,135	477,461,694
Invesco Comstock Portfolio (Class A)	518,341,903	180,639,497	(79,988,758)	26,874,094	50,114,426	695,981,162
Invesco Small Cap Growth Portfolio (Class A)	217,580,209	22,376,536	(48,609,630)	(1,415,024)	29,390,744	219,322,835
Jennison Growth Portfolio (Class A)	498,603,269	38,179,931	(154,021,806)	33,583,564	92,454,033	508,798,991
JPMorgan Core Bond Portfolio (Class A)	625,260,372	21,360,449	(4,991,331)	(149,388)	5,163,465	646,643,567

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
JPMorgan Small Cap Value Portfolio (Class A)	$113,329,041	$7,967,498	$(9,307,534)	$622,648	$(3,269,640)	$109,342,013
Loomis Sayles Small Cap Growth Portfolio (Class A)	72,264,953	3,431,190	(16,959,748)	3,048,683	11,216,936	73,002,014
MFS Research International Portfolio (Class A)	282,044,745	5,734,045	(62,121,139)	5,346,391	62,937,934	293,941,976
MFS Value Portfolio (Class A)	657,676,105	102,094,961	(85,814,332)	25,362,042	33,960,075	733,278,851
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	513,948,294	6,873,983	(410,116,368)	(18,233,161)	17,546,730	110,019,478
Neuberger Berman Genesis Portfolio (Class A)	147,681,089	13,573,246	(23,808,135)	9,703,928	(628,851)	146,521,277
Oppenheimer Global Equity Portfolio (Class A)	144,194,264	1,656,542	(44,419,649)	5,762,286	39,318,340	146,511,783
PIMCO Inflation Protected Bond Portfolio (Class A)	418,724,531	9,361,220	(3,068,059)	(171,916)	8,464,198	433,309,974
PIMCO Total Return Portfolio (Class A)	837,735,427	22,773,085	(15,495,208)	(1,138,613)	19,928,026	863,802,717
T. Rowe Price Large Cap Growth Portfolio (Class A)	429,882,565	27,453,312	(123,270,848)	30,935,224	70,972,465	435,972,718
T. Rowe Price Large Cap Value Portfolio (Class A)	585,006,080	165,024,421	(56,509,906)	18,878,167	19,547,795	731,946,557
T. Rowe Price Mid Cap Growth Portfolio (Class A)	144,080,723	12,096,773	(30,994,464)	3,023,225	17,901,592	146,107,849
T. Rowe Price Small Cap Growth Portfolio (Class A)	218,422,552	14,092,434	(44,668,891)	4,155,594	27,755,853	219,757,542
TCW Core Fixed Income Portfolio (Class A)	751,628,347	20,093,609	(5,884,770)	121,024	8,914,254	774,872,464
Van Eck Global Natural Resources Portfolio (Class A)	286,409,402	46,327,080	(41,384,866)	(14,925,249)	17,567,928	293,994,295
Wells Capital Management Mid Cap Value Portfolio (Class A)	36,556,838	546,467	(3,772,629)	(749,726)	4,122,070	36,703,020
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	283,241,523	11,394,403	(15,204,205)	1,208,120	10,295,023	290,934,864
Western Asset Management U.S. Government Portfolio (Class A)	558,272,166	19,999,968	(4,083,198)	(15,294)	(4,244,331)	569,929,311

	$14,239,266,269	$932,093,874	$(2,097,892,625)	$264,074,863	$1,198,485,030	$14,536,027,411

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$4,487,466	27,348,498
BlackRock Bond Income Portfolio (Class A)	—	28,862,995	8,764,659
BlackRock Capital Appreciation Portfolio (Class A)	10,301,829	466,713	10,104,847
BlackRock High Yield Portfolio (Class A)	—	4,870,950	11,187,215
Brighthouse Small Cap Value Portfolio (Class A)	5,216,422	1,655,296	8,596,283
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	3,349,912	22,575,651
Brighthouse/Artisan International Portfolio (Class A)	—	4,373,877	29,214,762
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	518,543	282,431
Brighthouse/Dimensional International Small Company Portfolio (Class A)	6,763,790	3,270,516	9,598,782
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	11,412,758	28,124,799
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	4,748,441	29,870,382
Brighthouse/Templeton International Bond Portfolio (Class A)	167,537	—	41,904,496
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	24,311,314	10,301,045	20,409,178
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	16,058,471	4,788,865	27,392,675
Clarion Global Real Estate Portfolio (Class A)	—	7,863,375	17,688,654
ClearBridge Aggressive Growth Portfolio (Class A)	—	4,481,084	25,836,066
Harris Oakmark International Portfolio (Class A)	—	8,708,687	28,218,776
Invesco Comstock Portfolio (Class A)	18,120,046	15,206,470	42,489,692
Invesco Small Cap Growth Portfolio (Class A)	22,371,356	—	14,140,737
Jennison Growth Portfolio (Class A)	36,478,802	1,635,821	30,195,786
JPMorgan Core Bond Portfolio (Class A)	—	17,285,923	62,780,929
JPMorgan Small Cap Value Portfolio (Class A)	5,191,314	1,443,379	6,209,086
Loomis Sayles Small Cap Growth Portfolio (Class A)	3,407,835	—	4,873,299
MFS Research International Portfolio (Class A)	—	5,734,045	22,982,172
MFS Value Portfolio (Class A)	43,107,795	14,601,027	44,093,737
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	—	6,869,707	11,629,966
Neuberger Berman Genesis Portfolio (Class A)	11,908,710	600,330	6,468,931
Oppenheimer Global Equity Portfolio (Class A)	—	1,656,542	5,604,888
PIMCO Inflation Protected Bond Portfolio (Class A)	—	7,621,202	43,505,017
PIMCO Total Return Portfolio (Class A)	4,208,322	16,907,118	74,658,835
T. Rowe Price Large Cap Growth Portfolio (Class A)	26,117,244	1,325,187	17,204,922
T. Rowe Price Large Cap Value Portfolio (Class A)	53,845,546	14,284,101	20,647,294
T. Rowe Price Mid Cap Growth Portfolio (Class A)	12,096,207	—	12,257,370

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Small Cap Growth Portfolio (Class A)	$12,931,001	$700,235	8,900,670
TCW Core Fixed Income Portfolio (Class A)	1,118,840	13,724,440	75,819,223
Van Eck Global Natural Resources Portfolio (Class A)	—	302,900	27,272,198
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	474,695	2,890,002
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,391,860	20,885,489
Western Asset Management U.S. Government Portfolio (Class A)	—	15,067,669	48,920,971

	$313,722,381	$250,993,174

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$13,098,044,752
Gross unrealized appreciation	1,607,175,031
Gross unrealized depreciation	(169,192,372)

Net unrealized appreciation (depreciation)	$1,437,982,659

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$250,142,858	$456,253,652	$572,489,486	$1,296,019,571	$822,632,344	$1,752,273,223

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$223,436,437	$520,182,677	$1,437,982,659	$—	$2,181,601,773

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 60 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present

Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds

(2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Brighthouse AA 60 Narrow Index, for the one- and five-year periods ended October 31, 2017, and underperformed its benchmark for the three-year period ended October 31, 2017. The Board also noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2017, the Class A and B share of the Brighthouse Asset Allocation 80 Portfolio returned 19.44% and 19.16%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 19.08%.

ECONOMIC AND MARKET REVIEW

For a non-election year, 2017 was marked by an unusual amount of political distraction, but the achievements by the government did not deviate far from consensus expectations at the beginning of the year, except for the failed attempt to repeal the Affordable Care Act. While promises of deregulation are yet to be fulfilled, we saw an attempt to at least turn the tide, exemplified by a significant reduction in new proposed regulation. In addition, the government finished off the year by engineering a long-awaited tax overhaul, which, despite its hefty price tag, was well-received by the markets. As such, the economic momentum from previous years carried over, resulting in real gross domestic product (“GDP”) growth of 2.3% in 2017 (up from 1.5% in 2016) and an unemployment rate of 4.1% (the lowest since 2000).

Many also expected that the rise in interest rates in the fourth quarter of 2016 would carry over to 2017. But despite healthy economic growth and stubbornly low inflation (as evidenced by relatively low growth in wages), the Affordable Care Act debacle led to doubts that other policies would be implemented as promised. At the same time, concerns about negative effects from ballooning public debt on long-term economic growth resulted in lower rates on both 10- and 30-year Treasury bonds. 1-year rates, however, approximately doubled as the Federal Reserve (the “Fed”) raised their target rate three times during the year, driving a 0.75% increase in total, citing the continued improvement in labor markets and the economy. As of this writing, the target rate range stands between 1.25% and 1.50%. In addition, October 2017 marked the month where the Fed embarked on its journey to “normalize” its balance sheet, which had swollen to $4.5 trillion after three rounds of quantitative easing. While the exact numbers contemplated by the Fed are presently unknown, the “normalization” is thought to indicate a balance sheet reduction of approximately $1.5 - $2 trillion over the next 3 - 4 years.

The economic news outside of the U.S. was quite encouraging as well. In fact, 2017 was on track to become the first year since 2010 in which all G20 countries (the twenty largest economies) experienced economic growth, but Saudi Arabia spoiled the party as its GDP contracted by approximately 0.5%. Like the U.S., many G20 countries had their share of political controversies and experienced growth in spite of them. In the U.K., Prime Minister Theresa May began the process to withdraw the country from the European Union as desired by the majority of voters in the 2016 “Brexit” vote, a decision that the latest polls (December 2017) indicate the majority is now against, as the potential negative economic consequences of the decision have become clearer to U.K. citizens. In France, populism gained strength, but was eventually defeated when far-right candidate Marine Le Pen lost the French presidential election to Emmanuel Macron. This result prompted not only long overdue reforms in France but a broader wave of optimism across Europe. The Communist Party of China held its 19th national congress, an event that takes place every five years and sets the stage for who will run the country and which policies will be followed. As expected, the Party continues to support President Xi Jinping in his efforts to gradually steer the country’s economy on its path from a manufacturing economy towards a service economy. However, the majority of the growth in China since the financial crisis has come from debt-fueled investments, and one of China’s biggest challenges will be to manage its growth in debt without triggering a significant economic slowdown. Lastly, after years of suffering from falling commodity prices accompanied by falling exchange rates, many commodity-producing emerging market economies saw 2017 as a year of recovery and growth, as commodity prices stabilized and cheaper currencies increased their competitiveness.

All in all, 2017 was another great year for investors, with all the major asset classes delivering strong returns. International equities led the charge with emerging markets returning of 37.3% and Non-U.S. Developed equities returning 25.0%, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index respectively. U.S. stocks fared well too, with large cap stocks returning 21.8% (S&P 500 Index) and small cap stocks returning 14.7% (Russell 2000 Index). Even fixed income securities managed to deliver positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 3.5% for the year.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve-month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. Underperformance within the underlying Fixed Income portfolios, and an underweight to Emerging Market equity was a drag on relative performance. However, strong performance within the underlying Domestic equity portfolios and an overweight to Large Cap equity more than offset the negative impact.

The contribution from the underlying fixed income portfolios to relative performance was negative in 2017, despite most of the funds outperforming their individual fund benchmarks. The biggest detractor from performance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 9.9%. The underperformance was primarily a result of underweights to the euro, the Japanese yen and the Australian dollar, in addition to underweight duration exposure in the U.S. and Europe. The TCW Core Fixed Income Portfolio also underperformed its benchmark, in this case by 0.3%. The main drivers of underperformance were an

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

underweight to, and poor security selection within, corporate credit. More specifically within corporate credits, underweights to Technology, Energy, and Metals were unfavorable. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 4.7%. The strong performance was carried by overweights to high-yield corporate bonds and structured credit, as well as strong security selection within non-agency residential mortgage-backed securities and commercial mortgage-backed securities. Finally, an overweight to emerging market debt also helped to boost relative returns. The PIMCO Total Return Portfolio also had a strong year, outperforming its benchmark by 1.2%. The performance drivers were primarily favorable positioning on the yield curve via an overweight to duration along the intermediate-term and long-term part of the yield curve, and overweights to agency and non-agency mortgage backed securities which benefitted from a strong U.S. housing sector.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap, Mid Cap, and Small Cap equity sleeves managed to outperform their respective benchmarks. Within Large Cap, the Jennison Growth Portfolio had a strong year, as it outperformed its benchmark by 7.1%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology, but an underweight to Consumer Staples and overweights to Technology and Financial Services helped to boost relative returns as well. Another strong performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 4.6% for the year. The strong performance was primarily a result of strong security selection within Financial Services, Energy, Technology and Industrials, but an overweight to Financial Services and an underweight to Real Estate and Communication Services helped to boost relative returns as well. The ClearBridge Aggressive Growth Portfolio, on the other hand, performed poorly in 2017, underperforming its benchmark by 10.9% for the period. The underperformance was driven by overweights to Energy, Communication Services, and Healthcare, in addition to poor security selection within Consumer Discretionary, Energy, Technology, Industrials, and Healthcare. Within the Mid Cap equity sleeve, only the Morgan Stanley Mid Cap Growth Portfolio managed to outperform its benchmark in 2017, and it did so by an impressive 15.1%. The outstanding performance was primarily a result of strong security selection within Healthcare, Consumer Discretionary, and Technology, but a large overweight to Technology had a significant positive impact as well. The biggest underperformer for the year was the Wells Capital Management Mid Cap Value Portfolio, which underperformed its benchmark by 2.3%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. It should be noted however, that the majority of the underperformance was generated by the previous subadviser, who was replaced effective June 1, 2017. Within the Small Cap equity sleeve, 5 out of 6 managers outperformed their respective benchmark, and 4 of those managers outperformed with at least 3.4%. The strongest performer was the Neuberger Berman Genesis Portfolio, which outperformed its benchmark by 7.9% in 2017. The portfolio overall benefitted significantly from its growth bias, and more specifically from strong security selection within Technology, Consumer Staples, and Energy, as well as beneficial overweights to Healthcare and Industrials.

The Non-U.S. equity portfolios overall provided positive relative performance. By far the strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 13.1% in 2017. The majority of the outperformance was a result of strong security selection within Healthcare, Real Estate, Consumer Discretionary, and Industrials, in addition to a favorable overweight to Technology. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 8.0%. The main drivers of outperformance were strong security selection within Industrials, Healthcare, Financial Services, and Consumer Discretionary, as well as a beneficial overweight to Technology. At the other end of the spectrum was the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, which underperformed its benchmark by 8.7% for the period. An underweight to Chinese stocks were a drag on relative performance, and poor security selection within Real Estate, Technology, Energy, and Consumer Discretionary did not help.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	19.44	10.88	6.12
Class B	19.16	10.63	5.86
Dow Jones Moderately Aggressive Index	19.08	10.30	6.37

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Invesco Comstock Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	5.6
T. Rowe Price Large Cap Value Portfolio (Class A)	5.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
Jennison Growth Portfolio (Class A)	5.0
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.5
Harris Oakmark International Portfolio (Class A)	4.3
Baillie Gifford International Stock Portfolio (Class A)	3.6
BlackRock Capital Appreciation Portfolio (Class A)	3.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.69%	$1,000.00	$1,091.10	$3.64
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B (a)	Actual	0.94%	$1,000.00	$1,089.90	$4.95
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2017

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	30,574,030	$410,609,221
BlackRock Bond Income Portfolio (Class A) (a)	3,087,135	330,107,343
BlackRock Capital Appreciation Portfolio (Class A) (a)	9,394,028	407,888,711
BlackRock High Yield Portfolio (Class A) (b)	7,367,813	57,763,657
Brighthouse Small Cap Value Portfolio (Class A) (b)	10,274,043	174,761,477
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	25,836,784	294,797,711
Brighthouse/Artisan International Portfolio (Class A) (b)	33,653,449	378,601,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	225,542	58,431,188
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	15,418,975	236,218,700
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,880,337	112,502,683
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	32,409,675	326,689,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	18,071,025	583,694,106
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	25,459,007	407,853,287
Clarion Global Real Estate Portfolio (Class A) (b)	23,314,383	290,264,070
ClearBridge Aggressive Growth Portfolio (Class A) (b)	30,110,513	554,033,443
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,511,953	58,104,366
Harris Oakmark International Portfolio (Class A) (b)	29,331,782	496,293,756
Invesco Comstock Portfolio (Class A) (b)	41,060,622	672,572,984
Invesco Small Cap Growth Portfolio (Class A) (b)	18,799,990	291,587,838
Jennison Growth Portfolio (Class A) (a)	34,373,684	579,196,578
JPMorgan Core Bond Portfolio (Class A) (b)	21,217,925	218,544,630
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,852,433	173,501,338
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	9,711,853	145,483,558
MFS Research International Portfolio (Class A) (b)	27,545,991	352,313,230
MFS Value Portfolio (Class A) (a)	38,625,829	642,347,528
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A) (a)	9,260,534	87,604,656

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,878,537	58,060,082
Neuberger Berman Genesis Portfolio (Class A) (a)	2,578,290	58,398,260
Oppenheimer Global Equity Portfolio (Class A) (b)	6,696,633	175,049,998
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	16,577,554	165,112,441
PIMCO Total Return Portfolio (Class A) (b)	28,688,524	331,926,225
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	20,554,961	520,862,703
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	18,037,656	639,434,904
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	9,766,806	116,420,330
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,100,821	175,319,282
TCW Core Fixed Income Portfolio (Class A) (b)	26,709,399	272,970,061
Van Eck Global Natural Resources Portfolio (Class A) (a)	33,199,155	357,886,888
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	9,215,884	117,041,723
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	16,436,154	228,955,621

Total Mutual Funds (Cost $9,870,837,869)		11,559,205,406

Total Investments—100.0% (Cost $9,870,837,869)		11,559,205,406
Other assets and liabilities (net)—0.0%		(3,117,966)

Net Assets—100.0%		$11,556,087,440

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,559,205,406	$—	$—	$11,559,205,406
Total Investments	$11,559,205,406	$—	$—	$11,559,205,406

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Affiliated investments at value (a)	$11,559,205,406
Receivable for:
Affiliated investments sold	5,750,691
Fund shares sold	81,574

Total Assets	11,565,037,671
Liabilities
Payables for:
Fund shares redeemed	5,832,264
Accrued Expenses:
Management fees	521,206
Distribution and service fees	2,354,561
Deferred trustees’ fees	193,897
Other expenses	48,303

Total Liabilities	8,950,231

Net Assets	$11,556,087,440

Net Assets Consist of:
Paid in surplus	$9,339,630,928
Undistributed net investment income	144,248,984
Accumulated net realized gain	383,839,991
Unrealized appreciation on affiliated investments	1,688,367,537

Net Assets	$11,556,087,440

Net Assets
Class A	$436,391,332
Class B	11,119,696,108
Capital Shares Outstanding*
Class A	30,628,206
Class B	784,452,384
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.25
Class B	14.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,870,837,869.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends from affiliated investments	$166,535,505
Interest	4,428

Total investment income	166,539,933
Expenses
Management fees	6,014,234
Administration fees	22,259
Custodian and accounting fees	27,590
Distribution and service fees—Class B	27,145,524
Audit and tax services	31,348
Legal	39,251
Trustees’ fees and expenses	53,122
Miscellaneous	15,257

Total expenses	33,348,585

Net Investment Income	133,191,348

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	235,547,968
Capital gain distributions from affiliated investments	304,526,369

Net realized gain	540,074,337

Net change in unrealized appreciation on affiliated investments	1,300,448,131

Net realized and unrealized gain	1,840,522,468

Net Increase in Net Assets From Operations	$1,973,713,816

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$133,191,348	$142,937,254
Net realized gain	540,074,337	696,231,370
Net change in unrealized appreciation (depreciation)	1,300,448,131	(1,222,410)

Increase in net assets from operations	1,973,713,816	837,946,214

From Distributions to Shareholders
Net investment income
Class A	(7,454,246)	(12,442,422)
Class B	(167,613,633)	(305,769,387)
Net realized capital gains
Class A	(22,901,598)	(45,949,646)
Class B	(593,631,616)	(1,237,778,000)

Total distributions	(791,601,093)	(1,601,939,455)

Increase (decrease) in net assets from capital share transactions	(484,248,915)	493,678,669

Total increase (decrease) in net assets	697,863,808	(270,314,572)

Net Assets
Beginning of period	10,858,223,632	11,128,538,204

End of period	$11,556,087,440	$10,858,223,632

Undistributed net investment income
End of period	$144,248,984	$174,036,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,308,539	$17,709,267	1,613,028	$21,073,047
Reinvestments	2,331,478	30,355,844	4,878,201	58,392,068
Redemptions	(3,985,253)	(53,924,034)	(3,159,848)	(41,121,076)

Net increase (decrease)	(345,236)	$(5,858,923)	3,331,381	$38,344,039

Class B
Sales	8,340,811	$112,523,526	9,628,013	$125,113,184
Reinvestments	58,692,772	761,245,249	129,383,687	1,543,547,387
Redemptions	(100,029,010)	(1,352,158,767)	(93,479,114)	(1,213,325,941)

Net increase (decrease)	(32,995,427)	$(478,389,992)	45,532,586	$455,334,630

Increase (decrease) derived from capital shares transactions		$(484,248,915)		$493,678,669

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.86	$13.98	$14.92	$14.41	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.20	0.29	0.18	0.21
Net realized and unrealized gain (loss) on investments	2.22	0.82	(0.47)	0.60	2.64

Total from investment operations	2.41	1.02	(0.18)	0.78	2.85

Less Distributions
Distributions from net investment income	(0.25)	(0.46)	(0.08)	(0.27)	(0.22)
Distributions from net realized capital gains	(0.77)	(1.68)	(0.68)	0.00	0.00

Total distributions	(1.02)	(2.14)	(0.76)	(0.27)	(0.22)

Net Asset Value, End of Period	$14.25	$12.86	$13.98	$14.92	$14.41

Total Return (%) (b)	19.44	8.43	(1.50)	5.53	24.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.05	0.06	0.07
Ratio of net investment income to average net assets (%) (d)	1.42	1.55	1.96	1.26	1.65
Portfolio turnover rate (%)	7	10	13	22	13
Net assets, end of period (in millions)	$436.4	$398.2	$386.4	$395.4	$365.2

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$13.92	$14.86	$14.36	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.17	0.25	0.02	0.19
Net realized and unrealized gain (loss) on investments	2.21	0.81	(0.46)	0.72	2.63

Total from investment operations	2.37	0.98	(0.21)	0.74	2.82

Less Distributions
Distributions from net investment income	(0.22)	(0.42)	(0.05)	(0.24)	(0.19)
Distributions from net realized capital gains	(0.77)	(1.68)	(0.68)	0.00	0.00

Total distributions	(0.99)	(2.10)	(0.73)	(0.24)	(0.19)

Net Asset Value, End of Period	$14.18	$12.80	$13.92	$14.86	$14.36

Total Return (%) (b)	19.16	8.14	(1.70)	5.23	24.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.30	0.31	0.32
Ratio of net investment income to average net assets (%) (d)	1.17	1.32	1.73	0.14	1.43
Portfolio turnover rate (%)	7	10	13	22	13
Net assets, end of period (in millions)	$11,119.7	$10,460.0	$10,742.1	$12,034.0	$3,042.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments related to prior period accumulated balances and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$771,822,208	$0	$1,609,782,001

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$6,014,234	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2017 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2017 were as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$367,934,564	$4,950,039	$(77,971,488)	$19,576,399	$96,119,707	$410,609,221
BlackRock Bond Income Portfolio (Class A)	314,479,189	15,351,248	(2,589,217)	31,998	2,834,125	330,107,343
BlackRock Capital Appreciation Portfolio (Class A)	373,850,799	9,834,657	(83,272,353)	21,544,205	85,931,403	407,888,711
BlackRock High Yield Portfolio (Class A)	54,947,216	3,148,504	(1,562,788)	(83,336)	1,314,061	57,763,657
Brighthouse Small Cap Value Portfolio (Class A)	173,537,699	8,578,693	(19,040,372)	394,496	11,290,961	174,761,477
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	253,988,054	3,907,223	(29,744,769)	89,510	66,557,693	294,797,711
Brighthouse/Artisan International Portfolio (Class A)	320,351,887	12,390,156	(48,767,917)	2,423,036	92,204,139	378,601,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	56,221,155	436,094	(4,749,377)	1,122,603	5,400,713	58,431,188
Brighthouse/Dimensional International Small Company Portfolio (Class A)	215,942,819	15,719,305	(41,384,735)	(2,460,399)	48,401,710	236,218,700
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	108,560,124	4,821,581	(863,078)	4,649	(20,593)	112,502,683
Brighthouse/Templeton International Bond Portfolio (Class A)	330,571,694	1,213,552	(6,532,457)	180,164	1,256,575	326,689,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	546,550,008	29,980,164	(62,669,860)	18,088,784	51,745,010	583,694,106
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	387,629,351	18,975,605	(59,758,022)	8,293,516	52,712,837	407,853,287
Clarion Global Real Estate Portfolio (Class A)	254,650,413	19,047,540	(2,066,504)	982,285	17,650,336	290,264,070
ClearBridge Aggressive Growth Portfolio (Class A)	521,601,133	5,072,958	(60,571,111)	39,387,971	48,542,492	554,033,443
Frontier Mid Cap Growth Portfolio (Class A)	54,955,391	1,348,558	(9,775,403)	1,430,812	10,145,008	58,104,366
Harris Oakmark International Portfolio (Class A)	474,055,858	8,901,508	(109,638,047)	7,730,810	115,243,627	496,293,756
Invesco Comstock Portfolio (Class A)	510,940,809	138,190,423	(49,683,785)	20,230,840	52,894,697	672,572,984
Invesco Small Cap Growth Portfolio (Class A)	277,445,588	29,108,232	(51,547,752)	2,715,342	33,866,428	291,587,838
Jennison Growth Portfolio (Class A)	540,488,199	42,671,856	(143,864,982)	34,194,919	105,706,586	579,196,578

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2017
JPMorgan Core Bond Portfolio (Class A)	$208,692,821	$9,918,340	$(1,726,158)	$30,186	$1,629,441	$218,544,630
JPMorgan Small Cap Value Portfolio (Class A)	174,808,122	11,164,901	(8,419,688)	987,466	(5,039,463)	173,501,338
Loomis Sayles Small Cap Growth Portfolio (Class A)	138,126,101	6,657,081	(27,152,327)	4,964,431	22,888,272	145,483,558
MFS Research International Portfolio (Class A)	320,913,220	6,748,756	(54,806,766)	12,320,599	67,137,421	352,313,230
MFS Value Portfolio (Class A)	557,707,997	79,536,891	(46,305,593)	20,895,100	30,513,133	642,347,528
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	394,089,188	5,392,787	(311,502,943)	(19,622,615)	19,248,239	87,604,656
Morgan Stanley Mid Cap Growth Portfolio (Class A)	50,068,988	211,232	(11,240,324)	3,419,789	15,600,397	58,060,082
Neuberger Berman Genesis Portfolio (Class A)	56,636,390	4,956,065	(6,778,870)	2,329,564	1,255,111	58,398,260
Oppenheimer Global Equity Portfolio (Class A)	164,446,982	1,949,268	(44,026,570)	5,933,020	46,747,298	175,049,998
PIMCO Inflation Protected Bond Portfolio (Class A)	157,610,594	5,556,228	(1,182,108)	(144,862)	3,272,589	165,112,441
PIMCO Total Return Portfolio (Class A)	315,355,494	12,074,512	(2,589,215)	(84,555)	7,169,989	331,926,225
T. Rowe Price Large Cap Growth Portfolio (Class A)	488,700,905	32,269,149	(118,589,580)	30,126,687	88,355,542	520,862,703
T. Rowe Price Large Cap Value Portfolio (Class A)	502,535,640	126,202,184	(22,055,471)	7,352,829	25,399,722	639,434,904
T. Rowe Price Mid Cap Growth Portfolio (Class A)	109,930,611	9,462,740	(19,210,665)	3,363,504	12,874,140	116,420,330
T. Rowe Price Small Cap Growth Portfolio (Class A)	167,185,481	10,645,247	(27,415,534)	2,729,123	22,174,965	175,319,282
TCW Core Fixed Income Portfolio (Class A)	261,114,600	10,686,610	(1,970,184)	42,769	3,096,266	272,970,061
Van Eck Global Natural Resources Portfolio (Class A)	329,575,990	53,771,177	(29,492,701)	(12,795,136)	16,827,558	357,886,888
Wells Capital Management Mid Cap Value Portfolio (Class A)	111,743,758	1,629,442	(6,844,922)	(1,987,546)	12,500,991	117,041,723
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	213,224,268	9,341,704	(2,418,367)	(190,989)	8,999,005	228,955,621

	$10,861,169,100	$771,822,208	$(1,609,782,001)	$235,547,968	$1,300,448,131	$11,559,205,406

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Baillie Gifford International Stock Portfolio (Class A)	$—	$4,929,989	30,574,030
BlackRock Bond Income Portfolio (Class A)	—	10,099,304	3,087,135
BlackRock Capital Appreciation Portfolio (Class A)	9,408,303	426,233	9,394,028
BlackRock High Yield Portfolio (Class A)	—	3,147,818	7,367,813
Brighthouse Small Cap Value Portfolio (Class A)	6,043,389	1,917,713	10,274,043
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	3,737,886	25,836,784
Brighthouse/Artisan International Portfolio (Class A)	—	4,938,951	33,653,449
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	—	400,072	225,542
Brighthouse/Dimensional International Small Company Portfolio (Class A)	10,595,859	5,123,446	15,418,975
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,346,694	10,880,337
Brighthouse/Templeton International Bond Portfolio (Class A)	129,795	—	32,409,675
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	21,057,715	8,922,449	18,071,025
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	14,616,697	4,358,908	25,459,007
Clarion Global Real Estate Portfolio (Class A)	—	10,060,933	23,314,383
ClearBridge Aggressive Growth Portfolio (Class A)	—	5,066,170	30,110,513
Frontier Mid Cap Growth Portfolio (Class A)	1,348,558	—	1,511,953
Harris Oakmark International Portfolio (Class A)	—	8,899,846	29,331,782
Invesco Comstock Portfolio (Class A)	17,246,980	14,473,787	41,060,622
Invesco Small Cap Growth Portfolio (Class A)	29,101,235	—	18,799,990
Jennison Growth Portfolio (Class A)	40,840,446	1,831,410	34,373,684
JPMorgan Core Bond Portfolio (Class A)	—	5,818,143	21,217,925
JPMorgan Small Cap Value Portfolio (Class A)	8,002,760	2,225,067	9,852,433
Loomis Sayles Small Cap Growth Portfolio (Class A)	6,657,081	—	9,711,853
MFS Research International Portfolio (Class A)	—	6,745,734	27,545,991
MFS Value Portfolio (Class A)	36,512,428	12,367,112	38,625,829
MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (Class A)	—	5,355,561	9,260,534
Morgan Stanley Mid Cap Growth Portfolio (Class A)	—	202,361	2,878,537
Neuberger Berman Genesis Portfolio (Class A)	4,630,228	233,415	2,578,290
Oppenheimer Global Equity Portfolio (Class A)	—	1,949,268	6,696,633
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,891,794	16,577,554
PIMCO Total Return Portfolio (Class A)	1,597,173	6,416,714	28,688,524
T. Rowe Price Large Cap Growth Portfolio (Class A)	30,710,880	1,558,269	20,554,961

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Large Cap Value Portfolio (Class A)	$46,073,650	$12,222,379	18,037,656
T. Rowe Price Mid Cap Growth Portfolio (Class A)	9,462,740	—	9,766,806
T. Rowe Price Small Cap Growth Portfolio (Class A)	10,098,402	546,845	7,100,821
TCW Core Fixed Income Portfolio (Class A)	392,050	4,809,152	26,709,399
Van Eck Global Natural Resources Portfolio (Class A)	—	350,088	33,199,155
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	1,466,486	9,215,884
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,695,508	16,436,154

	$304,526,369	$166,535,505

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$9,977,353,186
Gross unrealized appreciation	1,659,010,164
Gross unrealized depreciation	(77,157,944)

Net unrealized appreciation (depreciation)	$1,581,852,220

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$175,067,879	$322,023,352	$616,533,214	$1,279,916,103	$791,601,093	$1,601,939,455

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$144,442,881	$490,355,309	$1,581,852,220	$—	$2,216,650,410

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 80 Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio (formerly, MetLife Asset Allocation 20 Portfolio), Brighthouse Asset Allocation 40 Portfolio (formerly, MetLife Asset Allocation 40 Portfolio), Brighthouse Asset Allocation 60 Portfolio (formerly, MetLife Asset Allocation 60 Portfolio), Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio) and Brighthouse Asset Allocation 100 Portfolio (formerly, MetLife Asset Allocation 100 Portfolio) (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices, financial condition, relevant compliance program and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 80 Portfolio (formerly, MetLife Asset Allocation 80 Portfolio). The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Brighthouse AA 80 Narrow Index, for the one- and five-year periods ended October 31, 2017, and underperformed its benchmark for the three-year period ended October 31, 2017. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 25.26%, 24.93%, 25.14%, and 25.09%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 25.27%.

MARKET ENVIRONMENT / CONDITIONS

If 2017 taught us anything, it is to expect the unexpected. Political discord and nuclear brinkmanship were unable to deter rising equity prices as hope for major tax and regulatory reform drove solid gains. Stylistically, growth handily outpaced value in a reversal of 2016. Specifically, the Russell Midcap Growth Index gained 25.27% far exceeding the Russell Midcap Value Index return of 13.34%. This pattern was consistent in all market capitalization segments. The current bull market recently surpassed the 1957 bull market in duration, and is now the second longest in recorded U.S. history. As it climbs the wall of worry, the market has shown few signs of slowing. Indeed, the S&P 500 Index increased every month in 2017 for the first time ever. Markets reacted strongly to improved global economic activity, continued “dovish” central bank actions, sustained low inflation and favorable tax legislation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In reviewing the full year, we were pleased to see the Portfolio keep pace with the strong performance of the benchmark index. On a relative basis, the Portfolio performed well through the first three quarters of the year; however, in the fourth quarter performance was hindered by a few short-term company specific setbacks as well as a noticeable turn in market leadership with the passage of new tax legislation. Specifically, sectors that the Portfolio was overweight such as Information Technology (“IT”) and Health Care suffered as money flowed into areas better positioned to benefit from lower corporate tax rates such as Industrials where the Portfolio’s weighting was less favorable. We believe these short-term movements should normalize as company specific tax benefits and headwinds become evident and the market begins to focus on the longer-term growth outlook of each company.

In terms of attribution for 2017, the Portfolio prospered from strong relative performance in IT and Consumer Discretionary. Within IT, the Portfolio’s overweight position and stock selection led to 140 basis points of outperformance. Seven of our top ten contributors resided within IT. The single largest gain was Universal Display Corp., a supplier of the materials and technology used to manufacture Organic Light Emitting Diode (OLED) displays. The stock was up 207% for the year after consistently beating expectations. Additionally, the Portfolio’s long-standing gaming software holdings Activision Blizzard and Electronics Arts rose after delivering strong sales and earnings. In regards to the consumer sectors, we have been cautious on both Discretionary and Staples given headwinds brought about by disruptive competitors like Amazon and Netflix. However, in the second half of 2017 we became more opportunistic given valuations and potential gains associated with new tax legislation. The Portfolio’s relative weighting, along with solid stock selection led to gains of 130 and 120 basis points, respectively.

Two sectors that muted performance for the year included Industrials and Financials. In Industrials, the Portfolio’s underweight positioning and unfavorable stock selection created a 90 basis point drag. Solid performance in uniform rental company Cintas Corp. and waste services company Waste Connections helped to offset the weak performance in transports United Continental Holdings, JetBlue Airways, and J.B. Hunt Transport Services, two of which have been sold. Within Financials, muted stock selection led to an additional 100 basis points headwind to performance. The Portfolio’s investments in processing companies like Global Payments and Jack Henry performed well, but were offset by poor performance in bank stocks like Popular and Signature Bank, neither of which is still in the Portfolio.

At period end, we continue to focus on companies that have strong secular appeal, are share gainers in growth markets and have initiatives to augment shareholder returns via management specific actions. Our research team continues to find solid opportunities within IT, Health Care, and Financials while being guarded about valuations for traditionally cyclical areas such as Industrials and growth challenged areas such as Consumer Staples. Within IT, we remain enthusiastic about gaming software, wireless semiconductors, and information services, each of which is enjoying strong secular growth with strong elements of recurring demand. Regarding Health Care, we continue to see attractive innovation in the medical & dental technology, pharmaceutical, and biotechnology areas. We expect an uptick in capital spending within Industrials because of recently past tax legislation, but believe valuations are elevated at this point in

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

the earnings cycle. Finally, we view Consumer Staples as growth challenged yet benefitting from ultra-low interest rates in terms of valuation, which is a dynamic that we believe, is at risk of deteriorating. In short, we remain focused on areas that can sustain strong multi-year growth and are less attracted to cyclicals and staples.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	25.26	14.92	7.27
Class B	24.93	14.63	7.01
Class D	25.14	14.81	7.17
Class E	25.09	14.75	7.12
Russell Midcap Growth Index	25.27	15.31	9.10

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Cintas Corp.	2.7
Global Payments, Inc.	2.5
Zoetis, Inc.	2.4
Dollar General Corp.	2.2
Raymond James Financial, Inc.	2.1
Waste Connections, Inc.	2.1
O’Reilly Automotive, Inc.	2.0
DXC Technology Co.	1.9
SBA Communications Corp.	1.9
Aon plc	1.7

Top Sectors

% of Net Assets
Information Technology	29.3
Consumer Discretionary	16.1
Health Care	15.7
Financials	11.1
Materials	10.8
Industrials	10.7
Real Estate	2.4
Consumer Staples	2.2
Energy	1.7

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.73%	$1,000.00	$1,091.10	$3.85
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,089.80	$5.16
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class D (a)	Actual	0.83%	$1,000.00	$1,090.90	$4.37
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E (a)	Actual	0.88%	$1,000.00	$1,090.40	$4.64
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Airlines—0.9%
JetBlue Airways Corp. (a)	517,676	$11,564,882

Auto Components—1.3%
Dana, Inc.	488,909	15,649,977

Banks—1.5%
Webster Financial Corp. (b)	329,158	18,485,513

Beverages—1.3%
Monster Beverage Corp. (a)	252,398	15,974,269

Biotechnology—3.5%
Alkermes plc (a) (b)	119,567	6,543,902
BioMarin Pharmaceutical, Inc. (a) (b)	152,762	13,621,787
Exact Sciences Corp. (a)	127,293	6,687,974
Incyte Corp. (a)	168,198	15,930,033

		42,783,696

Building Products—1.2%
A.O. Smith Corp. (b)	233,827	14,328,919

Capital Markets—6.6%
E*Trade Financial Corp. (a)	256,457	12,712,574
Moody’s Corp.	71,149	10,502,304
Nasdaq, Inc.	246,105	18,908,247
Raymond James Financial, Inc. (b)	285,281	25,475,593
SEI Investments Co.	181,980	13,077,083

		80,675,801

Chemicals—3.1%
CF Industries Holdings, Inc. (b)	169,097	7,193,386
FMC Corp.	173,969	16,467,906
Sherwin-Williams Co. (The)	36,145	14,820,896

		38,482,188

Commercial Services & Supplies—6.1%
Cintas Corp.	209,529	32,650,904
KAR Auction Services, Inc.	339,887	17,167,692
Waste Connections, Inc.	356,971	25,323,523

		75,142,119

Communications Equipment—1.0%
Palo Alto Networks, Inc. (a) (b)	85,572	12,402,806

Construction Materials—3.8%
Eagle Materials, Inc.	150,858	17,092,211
Martin Marietta Materials, Inc.	67,419	14,902,296
Vulcan Materials Co.	111,660	14,333,794

		46,328,301

Containers & Packaging—2.9%
Ball Corp.	531,913	20,132,907
Berry Global Group, Inc. (a)	263,835	15,479,200

		35,612,107

Distributors—1.3%
LKQ Corp. (a)	401,894	16,345,029

Diversified Consumer Services—1.8%
Bright Horizons Family Solutions, Inc. (a)	104,011	9,777,034
ServiceMaster Global Holdings, Inc. (a)	246,875	12,657,281

		22,434,315

Electronic Equipment, Instruments & Components—2.8%
Amphenol Corp. - Class A	147,030	12,909,234
Flex, Ltd. (a)	384,109	6,910,121
Universal Display Corp. (b)	81,582	14,085,132

		33,904,487

Equity Real Estate Investment Trusts—2.4%
Healthcare Trust of America, Inc. - Class A	200,877	6,034,345
SBA Communications Corp. (a)	140,511	22,953,877

		28,988,222

Food Products—0.9%
Blue Buffalo Pet Products, Inc. (a) (b)	323,929	10,621,632

Health Care Equipment & Supplies—7.1%
Align Technology, Inc. (a)	61,845	13,741,340
Cooper Cos., Inc. (The)	74,150	16,155,802
DENTSPLY SIRONA, Inc. (b)	168,887	11,117,831
Edwards Lifesciences Corp. (a)	97,729	11,015,036
Insulet Corp. (a) (b)	107,473	7,415,637
Nevro Corp. (a) (b)	129,179	8,918,518
STERIS plc	111,981	9,794,978
Teleflex, Inc.	38,569	9,596,739

		87,755,881

Health Care Providers & Services—0.8%
Acadia Healthcare Co., Inc. (a) (b)	314,651	10,267,062

Hotels, Restaurants & Leisure—4.5%
Aramark	476,103	20,348,642
MGM Resorts International	347,163	11,591,773
Texas Roadhouse, Inc. (b)	145,234	7,650,927
Yum! Brands, Inc.	195,644	15,966,507

		55,557,849

Insurance—3.1%
Aon plc	160,058	21,447,772
Willis Towers Watson plc	108,177	16,301,192

		37,748,964

Internet & Direct Marketing Retail—0.4%
Expedia, Inc.	40,597	4,862,303

IT Services—12.3%
Alliance Data Systems Corp.	36,327	9,208,168
Conduent, Inc. (a) (b)	796,636	12,873,638
DXC Technology Co.	246,482	23,391,142

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Euronet Worldwide, Inc. (a) (b)	211,962	$17,862,038
Gartner, Inc. (a) (b)	67,561	8,320,137
Global Payments, Inc.	312,327	31,307,658
InterXion Holding NV (a)	263,096	15,504,247
Jack Henry & Associates, Inc.	94,442	11,045,936
Vantiv, Inc. - Class A (a) (b)	150,020	11,033,971
WEX, Inc. (a)	75,120	10,609,198

		151,156,133

Life Sciences Tools & Services—1.9%
Illumina, Inc. (a)	50,723	11,082,468
QIAGEN NV (a)	389,474	12,046,431

		23,128,899

Machinery—0.4%
Wabtec Corp. (b)	60,762	4,947,850

Media—0.4%
IMAX Corp. (a) (b)	233,435	5,404,020

Metals & Mining—1.0%
Allegheny Technologies, Inc. (a) (b)	395,533	9,548,166
Carpenter Technology Corp. (b)	49,229	2,510,187

		12,058,353

Multiline Retail—3.2%
Dollar General Corp.	290,464	27,016,057
Dollar Tree, Inc. (a)	120,979	12,982,256

		39,998,313

Oil, Gas & Consumable Fuels—1.7%
Carrizo Oil & Gas, Inc. (a) (b)	598,746	12,741,315
Concho Resources, Inc. (a) (b)	53,123	7,980,137

		20,721,452

Pharmaceuticals—2.4%
Zoetis, Inc.	412,422	29,710,881

Semiconductors & Semiconductor Equipment—5.1%
Integrated Device Technology, Inc. (a) (b)	432,272	12,851,447
Lam Research Corp.	83,736	15,413,285
MACOM Technology Solutions Holdings, Inc. (a) (b)	342,985	11,160,732
Monolithic Power Systems, Inc. (b)	91,460	10,276,446
Qorvo, Inc. (a) (b)	203,664	13,564,022

		63,265,932

Software—8.1%
Activision Blizzard, Inc.	219,621	13,906,402
Cadence Design Systems, Inc. (a)	287,251	12,012,837
CDK Global, Inc.	257,598	18,361,585
Electronic Arts, Inc. (a)	137,223	14,416,648
Fortinet, Inc. (a)	155,675	6,801,441
Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Red Hat, Inc. (a)	121,688	14,614,729
SS&C Technologies Holdings, Inc. (b)	492,890	19,952,187

		100,065,829

Specialty Retail—3.1%
O’Reilly Automotive, Inc. (a) (b)	102,779	24,722,460
Ross Stores, Inc.	171,607	13,771,462

		38,493,922

Trading Companies & Distributors—2.1%
Beacon Roofing Supply, Inc. (a)	139,042	8,865,318
HD Supply Holdings, Inc. (a)	431,997	17,292,840

		26,158,158

Total Common Stocks (Cost $933,911,153)		1,231,026,064

Securities Lending Reinvestments (c)—13.5%

Certificates of Deposit—6.8%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,987,499	1,995,580
Agricultural Bank of China 1.870%, 02/15/18	3,000,000	3,000,087
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	3,000,000	2,999,889
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	1,500,000	1,500,093
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	3,500,000	3,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	2,000,000	2,000,100
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,500,000	2,500,015
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,000,000	2,000,118
KBC Bank NV
Zero Coupon, 02/26/18	995,762	997,450
1.550%, 01/29/18	3,500,000	3,500,000
1.570%, 02/12/18	2,000,000	1,999,720
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	1,000,000	999,904
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,500,000	2,499,933
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	3,000,000	2,999,766
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	5,000,000	4,999,610
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	4,000,000	4,000,104
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	2,000,000	1,999,932
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	5,800,000	5,802,372

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Standard Chartered plc 1.460%, 02/02/18	2,000,000	$1,999,744
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	1,000,000	998,940
1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	2,500,000	2,499,610
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,000,000	999,992
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	3,500,000	3,500,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (d)	2,500,000	2,499,890
1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	4,500,000	4,501,548
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	3,000,000	2,999,772

		84,295,266

Commercial Paper—3.0%
Bank of China, Ltd. 1.900%, 02/12/18	3,986,911	3,992,188
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
China Construction Bank 1.700%, 01/24/18	2,494,215	2,497,188
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	5,000,000	5,000,370
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,991,900	1,994,362
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	4,000,000	3,999,736
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
Toyota Motor Credit Corp. 1.750%, 03/08/18	4,979,826	4,986,080
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	6,000,000	5,999,832

		37,444,596

Repurchase Agreements—3.2%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $4,254,271 on 01/02/18, collateralized by $4,298,462 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $4,342,087.	4,253,450	4,253,450
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $767,730 on 04/02/18, collateralized by various Common Stock with a value of $825,000.	750,000	750,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $3,200,551 on 01/02/18, collateralized by $3,294,720 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $3,264,013.	3,200,000	3,200,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $8,001,689 on 01/02/18, collateralized by $8,240,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $8,160,043.	8,000,000	8,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $6,572,206 on 04/03/18, collateralized by $41,288 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $7,229,438.	6,500,000	6,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,542,930 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,520,028 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $7,501,275 on 01/02/18, collateralized by $11,340,798 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $7,651,303.	7,500,000	7,500,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $4,025,840 on 01/02/18, collateralized by various Common Stock with a value of $4,454,610.	4,000,000	4,000,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $2,013,004 on 01/02/18, collateralized by various Common Stock with a value of $2,227,305.	2,000,000	2,000,000

		39,203,450

Time Deposits—0.5%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	2,000,000
Bank of Montreal 1.400%, 01/03/18	600,000	600,000
Nordea Bank New York 1.300%, 01/02/18	2,000,000	2,000,000
OP Corporate Bank plc 1.990%, 01/12/18	500,000	500,000
Standard Chartered plc 1.490%, 01/02/18	500,000	500,000

		5,600,000

Total Securities Lending Reinvestments (Cost $166,537,491)		166,543,312

Total Investments—113.5% (Cost $1,100,448,644)		1,397,569,376
Other assets and liabilities (net)— (13.5)%		(166,017,367)

Net Assets—100.0%		$1,231,552,009

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $161,270,839 and the collateral received consisted of cash in the amount of $166,506,795. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,231,026,064	$—	$—	$1,231,026,064
Total Securities Lending Reinvestments*	—	166,543,312	—	166,543,312
Total Investments	$1,231,026,064	$166,543,312	$—	$1,397,569,376

Collateral for Securities Loaned (Liability)	$—	$(166,506,795)	$—	$(166,506,795)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,397,569,376
Receivable for:
Investments sold	1,500,095
Fund shares sold	17,020
Dividends	449,904
Prepaid expenses	3,217

Total Assets	1,399,539,612
Liabilities
Due to custodian	41,829
Collateral for securities loaned	166,506,795
Payables for:
Fund shares redeemed	410,111
Accrued Expenses:
Management fees	727,257
Distribution and service fees	47,901
Deferred trustees’ fees	145,572
Other expenses	108,138

Total Liabilities	167,987,603

Net Assets	$1,231,552,009

Net Assets Consist of:
Paid in surplus	$802,184,791
Accumulated net investment loss	(145,572)
Accumulated net realized gain	132,392,058
Unrealized appreciation on investments	297,120,732

Net Assets	$1,231,552,009

Net Assets
Class A	$949,746,431
Class B	181,862,042
Class D	89,556,599
Class E	10,386,937
Capital Shares Outstanding*
Class A	24,711,200
Class B	5,220,721
Class D	2,376,102
Class E	276,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$38.43
Class B	34.83
Class D	37.69
Class E	37.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,100,448,644.
(b)	Includes securities loaned at value of $161,270,839.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$7,364,382
Interest	13,925
Securities lending income	609,834

Total investment income	7,988,141
Expenses
Management fees	8,544,398
Administration fees	37,932
Custodian and accounting fees	72,799
Distribution and service fees—Class B	443,630
Distribution and service fees—Class D	88,285
Distribution and service fees—Class E	15,349
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	157,958
Insurance	7,798
Miscellaneous	17,238

Total expenses	9,521,302
Less management fee waiver	(237,715)
Less broker commission recapture	(39,633)

Net expenses	9,243,954

Net Investment Loss	(1,255,813)

Net Realized and Unrealized Gain
Net realized gain on investments	133,869,343

Net change in unrealized appreciation on investments	134,667,169

Net realized and unrealized gain	268,536,512

Net Increase in Net Assets From Operations	$267,280,699

(a)	Net of foreign withholding taxes of $36,636.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,255,813)	$(554,448)
Net realized gain	133,869,343	28,284,612
Net change in unrealized appreciation	134,667,169	30,452,768

Increase in net assets from operations	267,280,699	58,182,932

From Distributions to Shareholders
Net realized capital gains
Class A	(21,562,735)	(99,260,079)
Class B	(4,569,749)	(21,703,876)
Class D	(2,121,753)	(10,011,075)
Class E	(246,731)	(1,135,232)

Total distributions	(28,500,968)	(132,110,262)

Increase (decrease) in net assets from capital share transactions	(130,157,854)	36,453,154

Total increase (decrease) in net assets	108,621,877	(37,474,176)

Net Assets
Beginning of period	1,122,930,132	1,160,404,308

End of period	$1,231,552,009	$1,122,930,132

Accumulated net investment loss
End of period	$(145,572)	$(122,614)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	134,407	$4,684,834	354,929	$11,140,121
Reinvestments	609,634	21,562,735	3,306,465	99,260,079
Redemptions	(3,521,078)	(124,641,890)	(2,241,975)	(71,084,912)

Net increase (decrease)	(2,777,037)	$(98,394,321)	1,419,419	$39,315,288

Class B
Sales	280,204	$9,045,272	287,661	$8,283,291
Reinvestments	142,360	4,569,749	792,691	21,703,876
Redemptions	(1,062,128)	(34,090,788)	(1,061,101)	(30,861,135)

Net increase (decrease)	(639,564)	$(20,475,767)	19,251	$(873,968)

Class D
Sales	85,955	$2,955,608	129,785	$4,014,396
Reinvestments	61,128	2,121,753	339,358	10,011,075
Redemptions	(440,176)	(15,365,624)	(506,551)	(15,730,103)

Net decrease	(293,093)	$(10,288,263)	(37,408)	$(1,704,632)

Class E
Sales	11,517	$396,536	8,990	$274,586
Reinvestments	7,143	246,731	38,639	1,135,232
Redemptions	(46,753)	(1,642,770)	(54,814)	(1,693,352)

Net decrease	(28,093)	$(999,503)	(7,185)	$(283,534)

Increase (decrease) derived from capital shares transactions		$(130,157,854)		$36,453,154

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$31.41	$33.70		$37.28	$36.90	$28.92

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.00	)(b)(c)	(0.03)	(0.05)	(0.00	)(c)
Net realized and unrealized gain on investments	7.88	1.63		1.51	3.78	9.18

Total from investment operations	7.86	1.63		1.48	3.73	9.18

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.42)
Distributions from net realized capital gains	(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(0.84)	(3.92)		(5.06)	(3.35)	(1.20)

Net Asset Value, End of Period	$38.43	$31.41		$33.70	$37.28	$36.90

Total Return (%) (d)	25.26	5.40		2.88	11.14	32.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75		0.74	0.76	0.75
Net ratio of expenses to average net assets (%) (e)	0.73	0.73		0.73	0.75	0.74
Ratio of net investment loss to average net assets (%)	(0.06)	(0.00	)(b)(f)	(0.09)	(0.13)	(0.01)
Portfolio turnover rate (%)	31	40		60	48	120
Net assets, end of period (in millions)	$949.7	$863.5		$878.5	$831.2	$982.6

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$28.61	$31.11		$34.85	$34.79	$27.33

Income (Loss) from Investment Operations
Net investment loss (a)	(0.10)	(0.07	)(b)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain on investments	7.16	1.49		1.44	3.54	8.66

Total from investment operations	7.06	1.42		1.32	3.41	8.58

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.34)
Distributions from net realized capital gains	(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(0.84)	(3.92)		(5.06)	(3.35)	(1.12)

Net Asset Value, End of Period	$34.83	$28.61		$31.11	$34.85	$34.79

Total Return (%) (d)	24.93	5.16		2.60	10.88	32.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00		0.99	1.01	1.00
Net ratio of expenses to average net assets (%) (e)	0.98	0.98		0.98	1.00	0.99
Ratio of net investment loss to average net assets (%)	(0.31)	(0.25	)(b)	(0.35)	(0.37)	(0.25)
Portfolio turnover rate (%)	31	40		60	48	120
Net assets, end of period (in millions)	$181.9	$167.7		$181.7	$198.6	$201.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$30.85	$33.20		$36.83	$36.52	$28.63

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.03	)(b)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain on investments	7.74	1.60		1.50	3.74	9.09

Total from investment operations	7.68	1.57		1.43	3.66	9.05

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.38)
Distributions from net realized capital gains	(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(0.84)	(3.92)		(5.06)	(3.35)	(1.16)

Net Asset Value, End of Period	$37.69	$30.85		$33.20	$36.83	$36.52

Total Return (%) (d)	25.14	5.29		2.78	11.06	32.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85		0.84	0.86	0.85
Net ratio of expenses to average net assets (%) (e)	0.83	0.83		0.83	0.85	0.84
Ratio of net investment loss to average net assets (%)	(0.16)	(0.10	)(b)	(0.20)	(0.22)	(0.13)
Portfolio turnover rate (%)	31	40		60	48	120
Net assets, end of period (in millions)	$89.6	$82.3		$89.8	$101.3	$107.1

	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$30.71	$33.08		$36.73	$36.46	$28.58

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)	(0.05	)(b)	(0.09)	(0.10)	(0.06)
Net realized and unrealized gain on investments	7.70	1.60		1.50	3.72	9.09

Total from investment operations	7.63	1.55		1.41	3.62	9.03

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	(0.37)
Distributions from net realized capital gains	(0.84)	(3.92)		(5.06)	(3.35)	(0.78)

Total distributions	(0.84)	(3.92)		(5.06)	(3.35)	(1.15)

Net Asset Value, End of Period	$37.50	$30.71		$33.08	$36.73	$36.46

Total Return (%) (d)	25.09	5.25		2.72	10.96	32.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90		0.89	0.91	0.90
Net ratio of expenses to average net assets (%) (e)	0.88	0.88		0.88	0.90	0.89
Ratio of net investment loss to average net assets (%)	(0.21)	(0.15	)(b)	(0.25)	(0.28)	(0.17)
Portfolio turnover rate (%)	31	40		60	48	120
Net assets, end of period (in millions)	$10.4	$9.4		$10.3	$11.2	$11.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment loss was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment loss to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $41,829 due to SSBT pursuant to the foregoing arrangement. Based on the shortterm nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,203,450. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$364,482,197	$0	$517,196,879

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$8,544,398	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,100,524,408
Gross unrealized appreciation	323,339,175
Gross unrealized depreciation	(26,294,206)

Net unrealized appreciation (depreciation)	$297,044,969

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$28,500,968	$132,110,262	$28,500,968	$132,110,262

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$995,922	$131,471,901	$297,044,968	$—	$429,512,791

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2017, and underperformed its benchmark for the five-year period ended October 31, 2017. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2018.

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Jennison Growth Portfolio returned 37.32%, 36.99%, and 37.12%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 30.21%.

MARKET ENVIRONMENT / CONDITIONS

Equity returns were strong in 2017, as global gross domestic product advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the U.S., solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Reduced regulatory activity and pressures and revised corporate tax legislation likewise contributed to market performance.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Information Technology (“IT”) positions were positive contributors to the Portfolio’s outperformance during the period. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than China. Alibaba reported financial results that beat expectations on most key metrics. Within China, Alibaba operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what is expected to be long-term growth.

Tencent, China’s largest and most visited internet service portal, continues to perform well, fundamentally driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets, and its growing advertising and payment service efforts.

Apple’s fundamental strength reflected the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products.

The technology of social media clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. The company’s opportunities to monetize its businesses remain substantial.

Both Nvidia and Adobe Systems benefited from technological advances beyond the Internet and mobile. Nvidia transformed itself from a personal-computer-centric graphics provider to the driver of high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced and standardized around its architecture and platform. Adobe, while historically best known for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software—content creation and digital marketing.

Technological and behavioral changes are transforming industries well beyond IT. Within the Consumer Discretionary sector, notable holdings include Amazon in retail, Netflix in media and entertainment, and Tesla in autos and replaceable power. Amazon’s scale dominance allows an advantageous cost structure and the ability to aggressively invest in its businesses. The long-term positioning of Netflix has been strengthened by exclusive deals and original content, international expansion, and scale advantage, which enables the company to fund content costs with a global subscriber base. Tesla is positioned to drive rapid growth in the adoption of electric autos, and with its Model 3, target the mainstream automotive market. However, technological change affected other Consumer Discretionary holdings negatively, with the incursion of online competition weighing on the stock of O’Reilly Automotive and Ulta Beauty.

The Portfolio’s Health Care positions lagged the benchmark sector. Notable detractors included Alexion Pharmaceuticals, which makes drugs for rare genetic diseases. The company is aggressively pursuing label expansion opportunities for its flagship drug in other autoimmune and inflammatory disease settings but is in a transitionary phase as new management settles in. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

In IT, cellphone chipmaker Qualcomm fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks declined on weaker-than-projected product revenue and a lowered outlook.

The Portfolio’s positions in O’Reilly Automotive, Ulta Beauty, Allergan, Qualcomm, and Palo Alto Networks were eliminated over the period.

The Portfolio is built from the bottom up, based on the fundamentals of individual companies. Over the course of 2017, the Portfolio’s weights increased modestly in IT, Industrials, and

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Consumer Staples, and decreased in Consumer Discretionary. As of December 31, 2017, and relative to the Russell 1000 Growth Index, the Portfolio’s biggest overweight was in IT; its biggest underweight was in Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	37.32	17.89	10.16
Class B	36.99	17.59	9.89
Class E	37.12	17.72	9.99
Russell 1000 Growth Index	30.21	17.33	10.00

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Apple, Inc.	5.7
Amazon.com, Inc.	4.7
Facebook, Inc. - Class A	4.1
Alibaba Group Holding, Ltd. (ADR)	4.0
Microsoft Corp.	4.0
Tencent Holdings, Ltd.	3.7
Netflix, Inc.	3.3
MasterCard, Inc. - Class A	3.2
Visa, Inc. - Class A	3.1
Adobe Systems, Inc.	2.7

Top Sectors

% of Net Assets
Information Technology	49.0
Consumer Discretionary	21.3
Health Care	10.2
Financials	5.9
Industrials	5.4
Consumer Staples	4.5
Energy	1.6
Materials	1.3
Real Estate	0.6

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.54%	$1,000.00	$1,156.50	$2.94
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,154.50	$4.29
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,155.30	$3.75
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Boeing Co. (The)	262,907	$77,533,903

Automobiles—1.7%
Tesla, Inc. (a) (b)	153,967	47,937,626

Banks—2.0%
JPMorgan Chase & Co.	545,355	58,320,264

Beverages—1.2%
Monster Beverage Corp. (a)	547,118	34,627,098

Biotechnology—5.8%
AbbVie, Inc.	297,251	28,747,144
Alexion Pharmaceuticals, Inc. (a)	255,282	30,529,174
BioMarin Pharmaceutical, Inc. (a)	393,992	35,132,267
Celgene Corp. (a)	400,966	41,844,812
Vertex Pharmaceuticals, Inc. (a)	200,757	30,085,444

		166,338,841

Capital Markets—3.9%
Goldman Sachs Group, Inc. (The)	191,002	48,659,670
Morgan Stanley	561,958	29,485,936
S&P Global, Inc.	199,385	33,775,819

		111,921,425

Chemicals—1.3%
Albemarle Corp.	293,088	37,483,024

Electronic Equipment, Instruments & Components—0.6%
Corning, Inc.	563,865	18,038,041

Equity Real Estate Investment Trusts—0.6%
Crown Castle International Corp. (b)	153,696	17,061,793

Food & Staples Retailing—1.7%
Costco Wholesale Corp.	264,795	49,283,645

Health Care Providers & Services—1.3%
UnitedHealth Group, Inc.	166,517	36,710,338

Hotels, Restaurants & Leisure—4.7%
Marriott International, Inc. - Class A	534,713	72,576,596
McDonald’s Corp.	366,301	63,047,728

		135,624,324

Internet & Direct Marketing Retail—9.2%
Amazon.com, Inc. (a)	115,549	135,131,089
Netflix, Inc. (a)	498,813	95,752,143
Priceline Group, Inc. (The) (a)	20,144	35,005,035

		265,888,267

Internet Software & Services—16.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	671,400	115,769,502
Alphabet, Inc. - Class A (a)	70,057	73,798,044
Alphabet, Inc. - Class C (a)	71,212	74,516,237

Internet Software & Services—(Continued)
Facebook, Inc. - Class A (a)	676,976	119,459,185
Tencent Holdings, Ltd.	2,040,626	105,490,126

		489,033,094

IT Services—7.8%
MasterCard, Inc. - Class A	607,505	91,951,957
PayPal Holdings, Inc. (a)	598,096	44,031,828
Visa, Inc. - Class A (b)	778,264	88,737,661

		224,721,446

Life Sciences Tools & Services—1.1%
Illumina, Inc. (a) (b)	141,135	30,836,586

Machinery—2.7%
Caterpillar, Inc.	146,791	23,131,326
Parker-Hannifin Corp.	277,070	55,297,630

		78,428,956

Media—1.5%
Charter Communications, Inc. - Class A (a)	126,673	42,557,061

Oil, Gas & Consumable Fuels—1.6%
Concho Resources, Inc. (a) (b)	143,275	21,522,771
EOG Resources, Inc.	225,440	24,327,230

		45,850,001

Personal Products—1.6%
Estee Lauder Cos., Inc. (The) - Class A	362,209	46,087,473

Pharmaceuticals—2.1%
Bristol-Myers Squibb Co.	998,612	61,194,943

Semiconductors & Semiconductor Equipment—3.6%
Broadcom, Ltd.	195,792	50,298,965
NVIDIA Corp.	285,370	55,219,095

		105,518,060

Software—14.2%
Activision Blizzard, Inc.	606,993	38,434,797
Adobe Systems, Inc. (a)	444,658	77,921,868
Microsoft Corp.	1,336,271	114,304,621
Red Hat, Inc. (a)	354,715	42,601,272
Salesforce.com, Inc. (a)	740,053	75,655,618
Splunk, Inc. (a) (b)	349,839	28,980,663
Workday, Inc. - Class A (a) (b)	330,452	33,620,186

		411,519,025

Specialty Retail—2.8%
Home Depot, Inc. (The)	336,969	63,865,734
Industria de Diseno Textil S.A.	497,414	17,300,836

		81,166,570

Technology Hardware, Storage & Peripherals—5.7%
Apple, Inc.	974,831	164,970,650

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.5%
adidas AG	34,570	$6,901,003
Kering	76,057	35,855,154

		42,756,157

Total Common Stocks (Cost $1,758,048,520)		2,881,408,611

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $21,445,406 on 01/02/18, collateralized by $21,075,000 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $21,876,250.	21,444,453	21,444,453

Total Short-Term Investments (Cost $21,444,453)		21,444,453

Securities Lending Reinvestments (c)—11.8%

Certificates of Deposit—5.5%
ABN AMRO Bank NV
Zero Coupon, 02/22/18	2,484,373	2,494,475
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	4,000,000	3,999,852
Bank of Montreal 1.972%, 01/11/18	10,010,284	10,001,467
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	2,500,000	2,500,155
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	3,000,000	3,000,384
China Construction Bank 1.950%, 02/20/18	3,000,000	3,000,096
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	7,500,000	7,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	1,000,000	1,000,050
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	2,500,000	2,500,015
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	3,250,000	3,250,192
KBC Bank NV
Zero Coupon, 02/26/18	4,978,810	4,987,250
1.570%, 02/12/18	5,000,000	4,999,300
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	2,500,000	2,499,760
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	7,000,000	6,999,811
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	4,000,000	3,999,688
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (d)	1,000,000	999,976
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	10,000,000	9,999,220
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	8,250,000	8,250,214

Certificates of Deposit—(Continued)
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	3,000,000	3,000,063
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	3,500,000	3,499,881
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	10,000,000	10,004,090
Standard Chartered plc
1.460%, 02/02/18	5,000,000	4,999,360
1.752%, 01/23/18	1,500,075	1,500,002
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	2,500,000	2,497,350
1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	2,500,000	2,500,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	8,000,000	7,998,752
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	7,500,000	7,499,940
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	5,000,000	5,000,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	5,000,000	5,000,500
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	12,500,000	12,504,300
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	5,000,000	4,999,620

		157,985,908

Commercial Paper—2.6%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
China Construction Bank 1.700%, 01/24/18	6,983,803	6,992,125
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	9,000,000	9,000,666
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	9,964,756	9,975,760
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,987,850	2,991,543
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	5,000,000	4,999,670
Sheffield Receivables Co. 1.680%, 03/14/18	6,969,947	6,976,214
Toyota Motor Credit Corp. 1.750%, 03/08/18	9,959,653	9,972,160
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	10,000,000	9,999,720

		74,876,158

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—2.7%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $10,375,672 on 01/02/18, collateralized by $10,483,449 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $10,589,845.	10,373,669	$10,373,669
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $6,301,085 on 01/02/18, collateralized by $6,526,854 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $6,405,815.	6,300,000	6,300,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $10,601,826 on 01/02/18, collateralized by $10,913,760 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $10,812,041.	10,600,000	10,600,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,000,422 on 01/02/18, collateralized by $2,052,020 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $2,040,008.	2,000,000	2,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $8,088,869 on 04/03/18, collateralized by $50,816 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $8,897,770.	8,000,000	8,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $4,628,789 on 04/02/18, collateralized by various Common Stock with a value of $4,950,001.	4,500,000	4,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $8,613,494 on 04/02/18, collateralized by various Common Stock with a value of $9,350,001.	8,500,000	8,500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $15,002,550 on 01/02/18, collateralized by $22,681,596 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $15,302,605.	15,000,000	15,000,000
Societe Generale
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $5,535,530 on 01/02/18, collateralized by various Common Stock with a value of $6,125,089.	5,500,000	5,500,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $7,045,516 on 01/02/18, collateralized by various Common Stock with a value of $7,795,567.	7,000,000	7,000,000

		77,773,669

Time Deposits—1.0%
Australia New Zealand Bank 1.330%, 01/02/18	10,000,000	10,000,000
Bank of Montreal 1.400%, 01/03/18	1,700,000	1,700,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	3,000,000	3,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000
Standard Chartered plc 1.490%, 01/02/18	1,800,000	1,800,000

		28,500,000

Total Securities Lending Reinvestments (Cost $339,124,482)		339,135,735

Total Investments—112.3% (Cost $2,118,617,455)		3,241,988,799
Other assets and liabilities (net)—(12.3)%		(355,384,669)

Net Assets—100.0%		$2,886,604,130

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $331,506,112 and the collateral received consisted of cash in the amount of $339,057,386. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$77,533,903	$—	$—	$77,533,903
Automobiles	47,937,626	—	—	47,937,626
Banks	58,320,264	—	—	58,320,264
Beverages	34,627,098	—	—	34,627,098
Biotechnology	166,338,841	—	—	166,338,841
Capital Markets	111,921,425	—	—	111,921,425
Chemicals	37,483,024	—	—	37,483,024
Electronic Equipment, Instruments & Components	18,038,041	—	—	18,038,041
Equity Real Estate Investment Trusts	17,061,793	—	—	17,061,793
Food & Staples Retailing	49,283,645	—	—	49,283,645
Health Care Providers & Services	36,710,338	—	—	36,710,338
Hotels, Restaurants & Leisure	135,624,324	—	—	135,624,324
Internet & Direct Marketing Retail	265,888,267	—	—	265,888,267
Internet Software & Services	383,542,968	105,490,126	—	489,033,094
IT Services	224,721,446	—	—	224,721,446
Life Sciences Tools & Services	30,836,586	—	—	30,836,586
Machinery	78,428,956	—	—	78,428,956
Media	42,557,061	—	—	42,557,061
Oil, Gas & Consumable Fuels	45,850,001	—	—	45,850,001
Personal Products	46,087,473	—	—	46,087,473
Pharmaceuticals	61,194,943	—	—	61,194,943
Semiconductors & Semiconductor Equipment	105,518,060	—	—	105,518,060
Software	411,519,025	—	—	411,519,025
Specialty Retail	63,865,734	17,300,836	—	81,166,570
Technology Hardware, Storage & Peripherals	164,970,650	—	—	164,970,650
Textiles, Apparel & Luxury Goods	—	42,756,157	—	42,756,157
Total Common Stocks	2,715,861,492	165,547,119	—	2,881,408,611
Total Short-Term Investment*	—	21,444,453	—	21,444,453
Total Securities Lending Reinvestments*	—	339,135,735	—	339,135,735
Total Investments	$2,715,861,492	$526,127,307	$—	$3,241,988,799

Collateral for Securities Loaned (Liability)	$—	$(339,057,386)	$—	$(339,057,386)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,241,988,799
Receivable for:
Investments sold	1,400,553
Fund shares sold	328,285
Dividends and interest	175,616
Prepaid expenses	7,488

Total Assets	3,243,900,741
Liabilities
Collateral for securities loaned	339,057,386
Payables for:
Investments purchased	15,151,807
Fund shares redeemed	1,214,303
Accrued Expenses:
Management fees	1,269,403
Distribution and service fees	191,319
Deferred trustees’ fees	169,851
Other expenses	242,542

Total Liabilities	357,296,611

Net Assets	$2,886,604,130

Net Assets Consist of:
Paid in surplus	$1,342,668,483
Undistributed net investment income	7,321,723
Accumulated net realized gain	413,234,297
Unrealized appreciation on investments and foreign currency transactions	1,123,379,627

Net Assets	$2,886,604,130

Net Assets
Class A	$1,986,052,263
Class B	887,005,779
Class E	13,546,088
Capital Shares Outstanding*
Class A	117,882,278
Class B	53,462,096
Class E	809,137
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.85
Class B	16.59
Class E	16.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,118,617,455.
(b)	Includes securities loaned at value of $331,506,112.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$23,793,206
Interest	16,686
Securities lending income	1,376,992

Total investment income	25,186,884
Expenses
Management fees	16,743,961
Administration fees	88,293
Custodian and accounting fees	189,345
Distribution and service fees—Class B	2,135,510
Distribution and service fees—Class E	18,709
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,124
Shareholder reporting	145,495
Insurance	18,084
Miscellaneous	73,775

Total expenses	19,549,089
Less management fee waiver	(2,239,122)
Less broker commission recapture	(92,917)

Net expenses	17,217,050

Net Investment Income	7,969,834

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	413,579,972
Foreign currency transactions	(49,177)

Net realized gain	413,530,795

Net change in unrealized appreciation on:
Investments	456,457,884
Foreign currency transactions	18,825

Net change in unrealized appreciation	456,476,709

Net realized and unrealized gain	870,007,504

Net Increase in Net Assets From Operations	$877,977,338

(a)	Net of foreign withholding taxes of $174,759.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,969,834	$6,998,309
Net realized gain	413,530,795	197,819,055
Net change in unrealized appreciation (depreciation)	456,476,709	(203,964,428)

Increase in net assets from operations	877,977,338	852,936

From Distributions to Shareholders
Net investment income
Class A	(6,092,912)	(5,320,506)
Class B	(708,505)	(166,514)
Class E	(21,896)	(14,444)
Net realized capital gains
Class A	(135,871,942)	(235,463,323)
Class B	(60,767,920)	(105,625,369)
Class E	(871,933)	(1,446,696)

Total distributions	(204,335,108)	(348,036,852)

Increase (decrease) in net assets from capital share transactions	(360,449,847)	143,300,114

Total increase (decrease) in net assets	313,192,383	(203,883,802)

Net Assets
Beginning of period	2,573,411,747	2,777,295,549

End of period	$2,886,604,130	$2,573,411,747

Undistributed net investment income
End of period	$7,321,723	$6,328,310

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,471,333	$38,184,136	3,073,897	$42,526,889
Reinvestments	9,730,285	141,964,854	19,386,782	240,783,829
Redemptions	(29,136,036)	(446,966,658)	(11,647,772)	(156,455,180)

Net increase (decrease)	(16,934,418)	$(266,817,668)	10,812,907	$126,855,538

Class B
Sales	2,193,395	$33,511,604	3,234,110	$43,395,835
Reinvestments	4,272,163	61,476,425	8,629,030	105,791,883
Redemptions	(12,435,218)	(188,357,013)	(9,868,582)	(132,583,024)

Net increase (decrease)	(5,969,660)	$(93,368,984)	1,994,558	$16,604,694

Class E
Sales	99,379	$1,518,729	110,299	$1,490,776
Reinvestments	61,601	893,829	118,216	1,461,140
Redemptions	(175,341)	(2,675,753)	(229,835)	(3,112,034)

Net decrease	(14,361)	$(263,195)	(1,320)	$(160,118)

Increase (decrease) derived from capital shares transactions		$(360,449,847)		$143,300,114

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$13.25	$15.30		$16.23		$15.82	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.05		0.04		0.04	0.04
Net realized and unrealized gain (loss) on investments	4.71	(0.16)		1.67		1.26	4.25

Total from investment operations	4.77	(0.11)		1.71		1.30	4.29

Less Distributions
Distributions from net investment income	(0.05)	(0.04)		(0.05)		(0.04)	(0.06)
Distributions from net realized capital gains	(1.12)	(1.90)		(2.59)		(0.85)	(0.14)

Total distributions	(1.17)	(1.94)		(2.64)		(0.89)	(0.20)

Net Asset Value, End of Period	$16.85	$13.25		$15.30		$16.23	$15.82

Total Return (%) (b)	37.32	0.17		10.78		9.06	37.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62		0.62		0.62	0.62
Net ratio of expenses to average net assets (%) (c)	0.54	0.55		0.54		0.54	0.55
Ratio of net investment income to average net assets (%)	0.36	0.35		0.27		0.26	0.31
Portfolio turnover rate (%)	35	25		28		25	36
Net assets, end of period (in millions)	$1,986.1	$1,786.2		$1,897.1		$2,047.5	$2,332.0

	Class B
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$13.06	$15.11		$16.05		$15.66	$11.61

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.01		0.00	(d)	0.00 (d)	0.01
Net realized and unrealized gain (loss) on investments	4.64	(0.16)		1.65		1.25	4.21

Total from investment operations	4.66	(0.15)		1.65		1.25	4.22

Less Distributions
Distributions from net investment income	(0.01)	(0.00	)(e)	(0.00	)(e)	(0.01)	(0.03)
Distributions from net realized capital gains	(1.12)	(1.90)		(2.59)		(0.85)	(0.14)

Total distributions	(1.13)	(1.90)		(2.59)		(0.86)	(0.17)

Net Asset Value, End of Period	$16.59	$13.06		$15.11		$16.05	$15.66

Total Return (%) (b)	36.99	(0.13)		10.54		8.74	36.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87		0.87		0.87	0.87
Net ratio of expenses to average net assets (%) (c)	0.79	0.80		0.79		0.79	0.80
Ratio of net investment income to average net assets (%)	0.11	0.10		0.02		0.01	0.06
Portfolio turnover rate (%)	35	25		28		25	36
Net assets, end of period (in millions)	$887.0	$776.3		$867.6		$907.1	$976.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.17	$15.22	$16.15	$15.75	$11.67

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	4.69	(0.16)	1.66	1.25	4.24

Total from investment operations	4.72	(0.13)	1.68	1.27	4.26

Less Distributions
Distributions from net investment income	(0.03)	(0.02)	(0.02)	(0.02)	(0.04)
Distributions from net realized capital gains	(1.12)	(1.90)	(2.59)	(0.85)	(0.14)

Total distributions	(1.15)	(1.92)	(2.61)	(0.87)	(0.18)

Net Asset Value, End of Period	$16.74	$13.17	$15.22	$16.15	$15.75

Total Return (%) (b)	37.12	(0.01)	10.66	8.86	36.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.69	0.69	0.70
Ratio of net investment income to average net assets (%)	0.21	0.20	0.12	0.11	0.16
Portfolio turnover rate (%)	35	25	28	25	36
Net assets, end of period (in millions)	$13.5	$10.8	$12.6	$12.0	$12.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 21,444,453. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $77,773,669. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$968,800,176	$0	$1,521,627,943

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$16,743,961	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period January 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,121,207,289
Gross unrealized appreciation	1,129,217,962
Gross unrealized depreciation	(8,434,859)

Net unrealized appreciation (depreciation)	$1,120,783,103

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,823,313	$5,501,464	$197,511,795	$342,535,388	$204,335,108	$348,036,852

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$9,774,455	$413,539,657	$1,120,791,385	$—	$1,544,105,497

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 15.24%, 14.96%, and 15.07%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 14.65%.

MARKET ENVIRONMENT / CONDITIONS

2017 was a strong performance year for equities, with the fourth quarter gain marking the ninth consecutive quarterly gain for the S&P 500 Index and the seventh consecutive quarterly increase for the small cap Russell 2000 Index. Market drivers remained largely unchanged, establishing a favorable investment environment despite historically high valuations and the current extended duration of the economic expansion. Virtually all global economies reported positive, if not dynamic, growth, and monetary conditions remain accommodative worldwide. U.S. tax reform was finally passed during the fourth quarter, which the markets expect will provide a form of fiscal stimulus. Numerous regulations have been repealed in the U.S., creating what may be perceived as a more business-friendly environment. With market volatility unusually low and interest rates providing an unappealing alternative to equities, market conditions have been supportive of higher stock prices. After leading the market in 2016, the small cap value segment fell to the bottom of the size and style rankings, trading positions with the large cap growth category which materially outperformed in 2017 after lagging in 2016. The 7.8% return of the Russell 2000 Value Index compares to the 14.6% return of the Russell 2000 Index and 21.8% return of the large cap S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Index during the year, resulting primarily from positive stock selection. Relative to the Portfolio’s benchmark, strong stock selection in the Information Technology (“IT”) and Industrials sectors offset the negative contributions by the Energy and Health Care sectors.

The Portfolio’s top contributors to performance were II-VI, Inc., AdvanSix, Inc., and Churchill Downs, Inc. II-VI designs and manufactures engineered materials and optoelectronic components used in industrial, military, and telecom equipment end markets. A broad range of end markets have driven revenue growth and margin improvement in recent quarters, including fiber optic communications, industrial lasers, and new semiconductor manufacturing technologies. High potential new products also gained increased investor attention, including components for 3D sensing for consumer electronics and automotive applications, and silicon carbide materials for electric vehicles and wireless networks. AdvanSix, spun out of Honeywell in 2016, is a leading manufacturer of Nylon 6, which is a synthetic polymer used for engineered plastics, films, fibers, and filaments. These products are used in carpeting, automobile components, clothing, packaging, electrical components, and industrial packaging. The combination of continued improvement market conditions, a continuation of post spinoff efficiency gains and product mix improvements have helped the stock outperform during the period. Churchill Downs is a horse racing and gaming company best known for its flagship operation which hosts the annual Kentucky Derby. Churchill Downs also has a growing online business which takes horseracing wagers over the internet and gaming company, Big Fish Games, which provides social media games. The company continued to reinvest in upgrading the Louisville facility and revenues have continued to rise from an increased focus on premium tickets and ancillary offerings at Churchill Downs. In November, the company announced the sale of its Big Fish Games for almost $1 billion. The transaction was viewed favorably by the market as it shifted focus back to their more attractive Racing and Casinos business, as well as strengthening the balance sheet.

The Portfolio’s largest detractors to performance were Synchronoss Technologies, U.S. Silica Holdings, Inc., and Genesco, Inc. Synchronoss Technologies provides e-commerce transaction management solutions to the communications services marketplace. Over the period, investor concern has been heightened by a strategic acquisition, a divestiture of a legacy core business, and a slow-down in the cloud storage services business. We eliminated the security over the period after the company reported a first quarter earnings miss and the abrupt exit of the recently hired CEO and CFO. U.S. Silica is a producer of industrial silica and sand proppants, used in a variety of oil & gas and industrial markets. While 2017 consensus estimates rose over the calendar year, investors focused on the industry’s capacity expansion into regional mines in western Texas, with the potential for these mines to “crowd out” existing supplies that are transported by rail from other states. Company management made capital investments in two regional mines and expanded its last mile logistics system. Genesco is a mall based retailer of footwear and headwear, operating the Journeys, Johnston & Murphy, Schuh, and Lids retail brands. Mall traffic has been weak and recent changes in fashion trends have negatively impacted the Journeys store concept. The position was reduced during the year.

During the reporting period, changes to the Portfolio were made to add new stocks with attractive investment potential and to eliminate holdings where valuation had exceeded our target levels or where fundamental trends strayed from our investment thesis. New positions included Quidel Corp., a leading developer, manufacturer, and marketer of rapid diagnostic health care testing solutions, including immunoassays, molecular assays, virology, and specialty products; Evoqua Water Technologies, a leading provider of water treatment solutions with a comprehensive portfolio of technologies, products, and services; and Nomad Foods, Ltd., a leading frozen food competitor in Western Europe. The company owns several iconic European brands, including BirdsEye, igloo, and Findus, competing in the frozen fish, vegetables, meals, and poultry categories. Eliminations over the period included E.W. Scripps, a local television broadcaster and PharMerica Corp. and VWR Corp., which were both acquisition targets.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the 12-month period ending December 31, 2017 were modest, resulting in slight changes to the positioning of the Portfolio. As a result of individual stock selection, the Portfolio’s weight in the Consumer Discretionary and Real Estate sectors was reduced and it’s weight to the Health Care and Materials sectors increased.

As always, stock selection remains our primary focus and we look for small cap companies where the market price and valuation do not reflect our assessment of the underlying value of the corporate enterprise, and we believe these kinds of opportunities are available to some degree in all market environments.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	15.24	14.66	9.29
Class B	14.96	14.37	9.02
Class E	15.07	14.48	9.13
Russell 2000 Index	14.65	14.12	8.71

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Littelfuse, Inc.	1.2
LCI Industries	1.0
Chemical Financial Corp.	1.0
Euronet Worldwide, Inc.	1.0
II-VI, Inc.	1.0
RBC Bearings, Inc.	0.9
ALLETE, Inc.	0.9
Wintrust Financial Corp.	0.9
Pinnacle Financial Partners, Inc.	0.8
Ingevity Corp.	0.8

Top Sectors

% of Net Assets
Financials	20.2
Industrials	18.3
Information Technology	18.2
Consumer Discretionary	13.7
Health Care	10.1
Energy	4.3
Real Estate	4.1
Materials	3.4
Consumer Staples	3.1
Utilities	1.8

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.89%	$1,000.00	$1,102.40	$4.72
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class B (a)	Actual	1.14%	$1,000.00	$1,100.90	$6.04
	Hypothetical*	1.14%	$1,000.00	$1,019.46	$5.80

Class E (a)	Actual	1.04%	$1,000.00	$1,101.50	$5.51
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Aerojet Rocketdyne Holdings, Inc. (a)	77,857	$2,429,138
Astronics Corp. (a)	21,743	901,682
BWX Technologies, Inc.	49,457	2,991,654
Hexcel Corp.	26,987	1,669,146
KLX, Inc. (a)	25,463	1,737,850
Mercury Systems, Inc. (a)	30,855	1,584,404

		11,313,874

Auto Components—2.4%
Adient plc	28,581	2,249,325
Cooper Tire & Rubber Co. (b)	23,110	816,938
Dorman Products, Inc. (a)	10,892	665,937
Fox Factory Holding Corp. (a)	24,893	967,093
Gentherm, Inc. (a)	17,332	550,291
Horizon Global Corp. (a)	97,985	1,373,750
LCI Industries	37,479	4,872,270

		11,495,604

Banks—13.0%
BancorpSouth Bank	89,585	2,817,448
Bank of the Ozarks, Inc.	35,367	1,713,531
Bryn Mawr Bank Corp.	66,092	2,921,266
Carolina Financial Corp.	27,114	1,007,285
Cathay General Bancorp	73,024	3,079,422
CenterState Bank Corp.	95,934	2,468,382
Chemical Financial Corp.	87,563	4,681,994
CVB Financial Corp. (b)	128,647	3,030,923
First Financial Bancorp	98,762	2,602,379
First Financial Bankshares, Inc. (b)	41,971	1,890,794
Home BancShares, Inc.	116,648	2,712,066
Iberiabank Corp.	38,475	2,981,812
LegacyTexas Financial Group, Inc.	44,495	1,878,134
Pacific Premier Bancorp, Inc. (a)	29,440	1,177,600
PacWest Bancorp	53,740	2,708,496
Pinnacle Financial Partners, Inc.	58,762	3,895,921
Popular, Inc.	75,510	2,679,850
Prosperity Bancshares, Inc.	42,944	3,009,086
Renasant Corp.	35,873	1,466,847
Signature Bank (a)	15,796	2,168,159
Texas Capital Bancshares, Inc. (a)	33,961	3,019,133
Triumph Bancorp, Inc. (a)	83,242	2,622,123
UMB Financial Corp.	15,745	1,132,380
Wintrust Financial Corp.	49,580	4,083,905

		61,748,936

Beverages—0.7%
Cott Corp.	146,009	2,432,510
MGP Ingredients, Inc. (b)	14,643	1,125,754

		3,558,264

Biotechnology—1.3%
Ablynx NV (ADR) (a)	49,787	1,244,177
Advanced Accelerator Applications S.A. (ADR) (a)	12,654	1,032,819
Agios Pharmaceuticals, Inc. (a) (b)	16,820	961,599
Genomic Health, Inc. (a)	32,489	1,111,124

Biotechnology—(Continued)
Global Blood Therapeutics, Inc. (a)	23,959	942,787
Ironwood Pharmaceuticals, Inc. (a) (b)	73,221	1,097,583

		6,390,089

Building Products—2.1%
Apogee Enterprises, Inc. (b)	48,427	2,214,567
Armstrong World Industries, Inc. (a)	43,018	2,604,740
Masonite International Corp. (a)	26,067	1,932,868
Patrick Industries, Inc. (a)	22,496	1,562,347
Trex Co., Inc. (a)	16,514	1,789,952

		10,104,474

Capital Markets—1.8%
Artisan Partners Asset Management, Inc. - Class A (b)	34,968	1,381,236
Donnelley Financial Solutions, Inc. (a)	64,345	1,254,084
Hercules Capital, Inc.	72,230	947,657
MarketAxess Holdings, Inc.	9,136	1,843,188
Stifel Financial Corp.	53,544	3,189,081

		8,615,246

Chemicals—2.7%
AdvanSix, Inc. (a)	78,722	3,311,835
Ashland Global Holdings, Inc.	17,121	1,219,015
Cabot Corp.	33,522	2,064,620
Ingevity Corp. (a)	54,568	3,845,407
Minerals Technologies, Inc.	33,085	2,277,902

		12,718,779

Commercial Services & Supplies—2.7%
Clean Harbors, Inc. (a)	18,053	978,473
Healthcare Services Group, Inc.	28,358	1,495,034
KAR Auction Services, Inc.	73,609	3,717,990
Kimball International, Inc. - Class B	60,960	1,138,123
Knoll, Inc.	35,303	813,381
LSC Communications, Inc.	66,981	1,014,762
Viad Corp.	66,814	3,701,496

		12,859,259

Communications Equipment—0.5%
Digi International, Inc. (a)	95,393	911,003
Viavi Solutions, Inc. (a)	153,610	1,342,552

		2,253,555

Construction & Engineering—1.1%
Granite Construction, Inc. (b)	28,082	1,781,241
MYR Group, Inc. (a)	27,808	993,580
Primoris Services Corp.	54,275	1,475,737
Quanta Services, Inc. (a)	24,049	940,557

		5,191,115

Construction Materials—0.5%
U.S. Concrete, Inc. (a) (b)	26,382	2,206,854

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—0.8%
Green Dot Corp. - Class A (a)	25,780	$1,553,503
PRA Group, Inc. (a) (b)	63,504	2,108,333

		3,661,836

Distributors—0.7%
Core-Mark Holding Co., Inc.	61,419	1,939,612
Pool Corp.	12,550	1,627,108

		3,566,720

Diversified Consumer Services—1.7%
Adtalem Global Education, Inc. (a)	47,863	2,012,639
Bright Horizons Family Solutions, Inc. (a)	25,650	2,411,100
Grand Canyon Education, Inc. (a)	23,932	2,142,632
Houghton Mifflin Harcourt Co. (a)	147,097	1,368,002

		7,934,373

Diversified Financial Services—0.3%
Cannae Holdings, Inc. (a)	73,899	1,258,500

Diversified Telecommunication Services—0.6%
Cogent Communications Holdings, Inc. (b)	35,200	1,594,560
ORBCOMM, Inc. (a)	122,706	1,249,147

		2,843,707

Electric Utilities—0.9%
ALLETE, Inc. (b)	55,503	4,127,203

Electrical Equipment—0.6%
Generac Holdings, Inc. (a)	31,108	1,540,468
TPI Composites, Inc. (a)	74,238	1,518,910

		3,059,378

Electronic Equipment, Instruments & Components—3.9%
Belden, Inc.	29,998	2,314,946
II-VI, Inc. (a)	97,363	4,571,193
Kimball Electronics, Inc. (a)	23,162	422,706
Littelfuse, Inc.	30,010	5,936,578
Methode Electronics, Inc.	39,257	1,574,206
Rogers Corp. (a)	16,434	2,660,993
Vishay Intertechnology, Inc. (b)	60,772	1,261,019

		18,741,641

Energy Equipment & Services—2.4%
C&J Energy Services, Inc. (a)	91,483	3,061,936
Dril-Quip, Inc. (a) (b)	21,294	1,015,724
Forum Energy Technologies, Inc. (a)	74,764	1,162,580
Natural Gas Services Group, Inc. (a)	67,192	1,760,431
RPC, Inc. (b)	91,061	2,324,787
U.S. Silica Holdings, Inc. (b)	67,138	2,186,013

		11,511,471

Equity Real Estate Investment Trusts—4.1%
American Campus Communities, Inc.	42,264	1,734,092
CubeSmart	96,732	2,797,489

Equity Real Estate Investment Trusts—(Continued)
CyrusOne, Inc.	37,480	2,231,184
Hersha Hospitality Trust	75,629	1,315,945
iStar, Inc. (a)	158,515	1,791,220
JBG SMITH Properties	62,434	2,168,333
National Retail Properties, Inc.	31,847	1,373,561
Retail Opportunity Investments Corp.	164,831	3,288,378
Rexford Industrial Realty, Inc.	55,974	1,632,202
Sabra Health Care REIT, Inc.	57,386	1,077,135

		19,409,539

Food & Staples Retailing—0.4%
SpartanNash Co.	69,016	1,841,347

Food Products—1.6%
Darling Ingredients, Inc. (a)	71,788	1,301,516
J&J Snack Foods Corp.	6,991	1,061,444
Nomad Foods, Ltd. (a)	99,563	1,683,610
Post Holdings, Inc. (a)	29,589	2,344,336
SunOpta, Inc. (a)	154,205	1,195,089

		7,585,995

Health Care Equipment & Supplies—4.0%
AtriCure, Inc. (a)	54,973	1,002,708
Halyard Health, Inc. (a)	55,540	2,564,837
Inogen, Inc. (a)	12,195	1,452,181
Insulet Corp. (a) (b)	36,489	2,517,741
iRhythm Technologies, Inc. (a)	22,130	1,240,386
Merit Medical Systems, Inc. (a)	32,849	1,419,077
Neogen Corp. (a)	16,521	1,358,191
Penumbra, Inc. (a)	14,049	1,322,011
Quidel Corp. (a)	41,331	1,791,699
Varex Imaging Corp. (a)	76,538	3,074,531
Wright Medical Group NV (a) (b)	64,928	1,441,402

		19,184,764

Health Care Providers & Services—1.8%
AMN Healthcare Services, Inc. (a)	73,722	3,630,809
HealthEquity, Inc. (a) (b)	40,939	1,910,214
Teladoc, Inc. (a) (b)	51,705	1,801,919
Tivity Health, Inc. (a)	29,239	1,068,685

		8,411,627

Health Care Technology—0.4%
Medidata Solutions, Inc. (a) (b)	28,625	1,813,966

Hotels, Restaurants & Leisure—3.2%
BBX Capital Corp.	87,261	695,470
Caesars Entertainment Corp. (a) (b)	196,184	2,481,728
Churchill Downs, Inc.	15,577	3,624,768
Cracker Barrel Old Country Store, Inc. (b)	6,635	1,054,235
Marriott Vacations Worldwide Corp. (b)	25,477	3,444,745
Planet Fitness, Inc. - Class A (a)	64,571	2,236,094
Wingstop, Inc. (b)	43,696	1,703,270

		15,240,310

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.8%
Helen of Troy, Ltd. (a)	18,355	$1,768,504
Installed Building Products, Inc. (a)	28,820	2,188,879

		3,957,383

Household Products—0.4%
HRG Group, Inc. (a)	104,562	1,772,326

Industrial Conglomerates—0.4%
Raven Industries, Inc.	59,151	2,031,837

Insurance—3.2%
Atlas Financial Holdings, Inc. (a)	34,991	719,065
Employers Holdings, Inc.	80,794	3,587,253
First American Financial Corp.	36,778	2,061,039
Kinsale Capital Group, Inc.	29,354	1,320,930
ProAssurance Corp.	45,299	2,588,838
Reinsurance Group of America, Inc.	19,152	2,986,371
Stewart Information Services Corp.	19,533	826,246
Trupanion, Inc. (a) (b)	33,632	984,409

		15,074,151

Internet & Direct Marketing Retail—1.1%
HSN, Inc.	22,661	914,371
Liberty Expedia Holdings, Inc. - Class A (a)	18,362	813,987
Liberty Ventures - Series A (a)	60,890	3,302,674

		5,031,032

Internet Software & Services—3.0%
2U, Inc. (a) (b)	36,797	2,373,774
CommerceHub, Inc. - Series C (a)	49,308	1,015,252
Envestnet, Inc. (a)	34,211	1,705,418
Five9, Inc. (a)	52,213	1,299,059
IAC/InterActiveCorp (a)	22,653	2,770,009
LogMeIn, Inc.	15,143	1,733,874
Mimecast, Ltd. (a)	53,246	1,526,563
Q2 Holdings, Inc. (a)	46,063	1,697,422

		14,121,371

IT Services—3.7%
Conduent, Inc. (a)	142,155	2,297,225
CSG Systems International, Inc.	30,989	1,357,938
DST Systems, Inc.	49,944	3,100,024
Euronet Worldwide, Inc. (a)	55,060	4,639,906
InterXion Holding NV (a)	33,157	1,953,942
WEX, Inc. (a)	16,345	2,308,404
WNS Holdings, Ltd. (ADR) (a)	42,589	1,709,097

		17,366,536

Life Sciences Tools & Services—0.7%
Accelerate Diagnostics, Inc. (a) (b)	41,872	1,097,047
PRA Health Sciences, Inc. (a)	25,261	2,300,519

		3,397,566

Machinery—4.8%
Alamo Group, Inc.	14,965	1,689,099
Albany International Corp. - Class A	46,792	2,875,368
Altra Industrial Motion Corp.	18,279	921,262
Columbus McKinnon Corp.	60,543	2,420,509
EnPro Industries, Inc.	30,064	2,811,285
John Bean Technologies Corp.	30,622	3,392,918
Proto Labs, Inc. (a)	17,446	1,796,938
RBC Bearings, Inc. (a)	34,279	4,332,865
Standex International Corp.	27,048	2,754,839

		22,995,083

Marine—0.3%
Kirby Corp. (a) (b)	19,909	1,329,921

Media—1.4%
Emerald Expositions Events, Inc. (b)	42,010	854,483
Entercom Communications Corp. - Class A	146,187	1,578,820
Gray Television, Inc. (a) (b)	128,622	2,154,418
John Wiley & Sons, Inc. - Class A	33,185	2,181,914

		6,769,635

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	141,548	0
Haynes International, Inc.	37,282	1,194,888

		1,194,888

Multi-Utilities—0.6%
NorthWestern Corp.	45,896	2,739,991

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	36,384	1,937,448

Oil, Gas & Consumable Fuels—1.9%
Arch Coal, Inc. - Class A	26,357	2,455,418
Gulfport Energy Corp. (a)	109,785	1,400,857
PDC Energy, Inc. (a) (b)	21,517	1,108,986
QEP Resources, Inc. (a)	160,245	1,533,545
SRC Energy, Inc. (a)	308,833	2,634,345

		9,133,151

Pharmaceuticals—1.9%
Aclaris Therapeutics, Inc. (a)	36,188	892,396
Aerie Pharmaceuticals, Inc. (a) (b)	18,345	1,096,114
Catalent, Inc. (a)	55,032	2,260,714
Dermira, Inc. (a) (b)	33,481	931,107
Prestige Brands Holdings, Inc. (a) (b)	48,817	2,167,963
Supernus Pharmaceuticals, Inc. (a)	39,400	1,570,090

		8,918,384

Professional Services—1.6%
Insperity, Inc.	56,610	3,246,584
Korn/Ferry International	64,690	2,676,872
WageWorks, Inc. (a)	30,230	1,874,260

		7,797,716

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—1.1%
Genesee & Wyoming, Inc. - Class A (a)	28,230	$2,222,548
Old Dominion Freight Line, Inc.	24,011	3,158,647

		5,381,195

Semiconductors & Semiconductor Equipment—3.1%
Advanced Energy Industries, Inc. (a)	6,978	470,875
Mellanox Technologies, Ltd. (a)	53,884	3,486,295
MKS Instruments, Inc.	20,729	1,958,891
Monolithic Power Systems, Inc.	15,687	1,762,591
Semtech Corp. (a)	71,395	2,441,709
Silicon Laboratories, Inc. (a)	19,837	1,751,607
Teradyne, Inc.	72,180	3,022,177

		14,894,145

Software—3.8%
Blackbaud, Inc.	17,859	1,687,497
Callidus Software, Inc. (a)	62,083	1,778,678
CommVault Systems, Inc. (a)	53,035	2,784,338
Guidewire Software, Inc. (a)	25,723	1,910,190
HubSpot, Inc. (a) (b)	20,818	1,840,311
RealPage, Inc. (a)	33,262	1,473,507
RingCentral, Inc. - Class A (a)	34,860	1,687,224
TiVo Corp.	108,502	1,692,631
Ultimate Software Group, Inc. (The) (a) (b)	7,904	1,724,890
Verint Systems, Inc. (a)	38,164	1,597,163

		18,176,429

Specialty Retail—1.3%
At Home Group, Inc. (a) (b)	29,589	899,210
Camping World Holdings, Inc. - Class A	37,796	1,690,615
Genesco, Inc. (a)	15,874	515,905
National Vision Holdings, Inc. (a)	28,502	1,157,466
Sally Beauty Holdings, Inc. (a)	95,133	1,784,695

		6,047,891

Technology Hardware, Storage & Peripherals—0.2%
Cray, Inc. (a)	48,293	1,168,691

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co.	23,633	1,698,740
Steven Madden, Ltd. (a)	30,514	1,425,004

		3,123,744

Thrifts & Mortgage Finance—1.1%
Essent Group, Ltd. (a)	36,367	1,579,055
Federal Agricultural Mortgage Corp. - Class C	21,608	1,690,610
Meta Financial Group, Inc.	7,120	659,668
OceanFirst Financial Corp.	57,331	1,504,939

		5,434,272

Trading Companies & Distributors—1.0%
Beacon Roofing Supply, Inc. (a)	17,049	1,087,044

Trading Companies & Distributors—(Continued)
BMC Stock Holdings, Inc. (a)	60,905	1,540,897
SiteOne Landscape Supply, Inc. (a)	29,630	2,272,621

		4,900,562

Water Utilities—0.4%
Evoqua Water Technologies Corp. (a)	72,613	1,721,654

Total Common Stocks (Cost $310,802,085)		465,065,428

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $10,314,276 on 01/02/18, collateralized by $10,135,000 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $10,520,323.	10,313,817	10,313,817

Total Short-Term Investments (Cost $10,313,817)		10,313,817

Securities Lending Reinvestments (d)—9.6%

Certificates of Deposit—4.5%
ABN AMRO Bank NV Zero Coupon, 02/22/18	993,749	997,790
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (e)	1,000,000	999,963
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (e)	2,000,000	2,000,124
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (e)	1,500,000	1,500,192
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (e)	1,000,000	1,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (e)	1,250,000	1,250,007
KBC Bank NV 1.550%, 01/29/18	1,000,000	1,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	700,000	699,981
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (e)	500,000	499,982
1.722%, 1M LIBOR + 0.170%, 02/23/18 (e)	1,000,000	1,000,021
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (e)	500,000	499,983
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
1.752%, 01/23/18	500,025	500,001
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (e)	500,000	499,922
1.579%, 1M LIBOR + 0.200%, 02/05/18 (e)	1,000,000	1,000,035
1.612%, 1M LIBOR + 0.180%, 04/11/18 (e)	500,000	499,985
1.754%, 1M LIBOR + 0.190%, 04/26/18 (e)	500,000	499,996

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (e)	2,000,000	$2,000,200
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (e)	1,200,000	1,200,413
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (e)	1,250,000	1,249,905

		21,398,455

Commercial Paper—1.6%
China Construction Bank 1.700%, 01/24/18	1,496,529	1,498,312
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (e)	1,250,000	1,250,093
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	2,000,000	1,999,944

		7,739,999

Repurchase Agreements—2.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $5,307,496 on 01/02/18, collateralized by $5,362,627 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $5,417,052.	5,306,471	5,306,471
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $204,728 on 04/02/18, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,500,258 on 01/02/18, collateralized by $1,554,013 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,525,194.	1,500,000	1,500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,000,172 on 01/02/18, collateralized by $1,029,600 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,020,004.	1,000,000	1,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,263,886 on 04/03/18, collateralized by $7,940 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,390,277.	1,250,000	1,250,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $205,724 on 04/02/18, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $2,280,043 on 04/02/18, collateralized by various Common Stock with a value of $2,475,000.	2,250,000	2,250,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $684,393 on 01/02/18, collateralized by various Common Stock with a value of $757,284.	680,000	680,000

		12,386,471

Time Deposits—0.9%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	200,000	200,000
Nordea Bank New York 1.300%, 01/02/18	2,000,000	2,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		4,400,000

Total Securities Lending Reinvestments (Cost $45,924,493)		45,924,925

Total Investments—109.6% (Cost $367,040,395)		521,304,170
Other assets and liabilities (net)—(9.6)%		(45,810,710)

Net Assets—100.0%		$475,493,460

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $44,276,240 and the collateral received consisted of cash in the amount of $45,912,869. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London InterBank Offered Rate

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,313,874	$—	$—	$11,313,874
Auto Components	11,495,604	—	—	11,495,604
Banks	61,748,936	—	—	61,748,936
Beverages	3,558,264	—	—	3,558,264
Biotechnology	6,390,089	—	—	6,390,089
Building Products	10,104,474	—	—	10,104,474
Capital Markets	8,615,246	—	—	8,615,246
Chemicals	12,718,779	—	—	12,718,779
Commercial Services & Supplies	12,859,259	—	—	12,859,259
Communications Equipment	2,253,555	—	—	2,253,555
Construction & Engineering	5,191,115	—	—	5,191,115
Construction Materials	2,206,854	—	—	2,206,854
Consumer Finance	3,661,836	—	—	3,661,836
Distributors	3,566,720	—	—	3,566,720
Diversified Consumer Services	7,934,373	—	—	7,934,373
Diversified Financial Services	1,258,500	—	—	1,258,500
Diversified Telecommunication Services	2,843,707	—	—	2,843,707
Electric Utilities	4,127,203	—	—	4,127,203
Electrical Equipment	3,059,378	—	—	3,059,378
Electronic Equipment, Instruments & Components	18,741,641	—	—	18,741,641
Energy Equipment & Services	11,511,471	—	—	11,511,471
Equity Real Estate Investment Trusts	19,409,539	—	—	19,409,539
Food & Staples Retailing	1,841,347	—	—	1,841,347
Food Products	7,585,995	—	—	7,585,995
Health Care Equipment & Supplies	19,184,764	—	—	19,184,764
Health Care Providers & Services	8,411,627	—	—	8,411,627
Health Care Technology	1,813,966	—	—	1,813,966
Hotels, Restaurants & Leisure	15,240,310	—	—	15,240,310
Household Durables	3,957,383	—	—	3,957,383
Household Products	1,772,326	—	—	1,772,326
Industrial Conglomerates	2,031,837	—	—	2,031,837
Insurance	15,074,151	—	—	15,074,151
Internet & Direct Marketing Retail	5,031,032	—	—	5,031,032
Internet Software & Services	14,121,371	—	—	14,121,371
IT Services	17,366,536	—	—	17,366,536
Life Sciences Tools & Services	3,397,566	—	—	3,397,566
Machinery	22,995,083	—	—	22,995,083
Marine	1,329,921	—	—	1,329,921
Media	6,769,635	—	—	6,769,635
Metals & Mining	1,194,888	0	—	1,194,888

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multi-Utilities	$2,739,991	$—	$—	$2,739,991
Multiline Retail	1,937,448	—	—	1,937,448
Oil, Gas & Consumable Fuels	9,133,151	—	—	9,133,151
Pharmaceuticals	8,918,384	—	—	8,918,384
Professional Services	7,797,716	—	—	7,797,716
Road & Rail	5,381,195	—	—	5,381,195
Semiconductors & Semiconductor Equipment	14,894,145	—	—	14,894,145
Software	18,176,429	—	—	18,176,429
Specialty Retail	6,047,891	—	—	6,047,891
Technology Hardware, Storage & Peripherals	1,168,691	—	—	1,168,691
Textiles, Apparel & Luxury Goods	3,123,744	—	—	3,123,744
Thrifts & Mortgage Finance	5,434,272	—	—	5,434,272
Trading Companies & Distributors	4,900,562	—	—	4,900,562
Water Utilities	1,721,654	—	—	1,721,654
Total Common Stocks	465,065,428	0	—	465,065,428
Total Short-Term Investment*	—	10,313,817	—	10,313,817
Total Securities Lending Reinvestments*	—	45,924,925	—	45,924,925
Total Investments	$465,065,428	$56,238,742	$—	$521,304,170

Collateral for Securities Loaned (Liability)	$—	$(45,912,869)	$—	$(45,912,869)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$521,304,170
Receivable for:
Investments sold	58,478
Fund shares sold	299,555
Dividends and interest	501,487
Prepaid expenses	1,198

Total Assets	522,164,888
Liabilities
Due to custodian	38,111
Collateral for securities loaned	45,912,869
Payables for:
Fund shares redeemed	154,511
Accrued Expenses:
Management fees	332,690
Distribution and service fees	40,224
Deferred trustees’ fees	116,443
Other expenses	76,580

Total Liabilities	46,671,428

Net Assets	$475,493,460

Net Assets Consist of:
Paid in surplus	$273,268,367
Accumulated net investment loss	(83,127)
Accumulated net realized gain	48,044,445
Unrealized appreciation on investments	154,263,775

Net Assets	$475,493,460

Net Assets
Class A	$275,002,153
Class B	170,204,232
Class E	30,287,075
Capital Shares Outstanding*
Class A	945,625
Class B	614,386
Class E	107,100
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$290.82
Class B	277.03
Class E	282.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $367,040,395.
(b)	Includes securities loaned at value of $44,276,240.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$4,496,695
Interest	10,611
Securities lending income	353,679

Total investment income	4,860,985
Expenses
Management fees	4,154,250
Administration fees	14,713
Custodian and accounting fees	51,201
Distribution and service fees—Class B	417,106
Distribution and service fees—Class E	45,411
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	81,038
Insurance	2,891
Miscellaneous	11,347

Total expenses	4,913,872
Less management fee waiver	(361,583)
Less broker commission recapture	(24,565)

Net expenses	4,527,724

Net Investment Income	333,261

Net Realized and Unrealized Gain
Net realized gain on investments	47,593,068

Net change in unrealized appreciation on investments	17,357,192

Net realized and unrealized gain	64,950,260

Net Increase in Net Assets From Operations	$65,283,521

(a)	Net of foreign withholding taxes of $11,199.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$333,261	$1,535,336
Net realized gain	47,593,068	29,731,611
Net change in unrealized appreciation	17,357,192	44,701,960

Increase in net assets from operations	65,283,521	75,968,907

From Distributions to Shareholders
Net investment income
Class A	(766,898)	(785,353)
Class B	(115,507)	(107,250)
Class E	(48,669)	(47,516)
Net realized capital gains
Class A	(17,072,061)	(21,737,937)
Class B	(11,251,238)	(14,860,492)
Class E	(2,031,748)	(2,652,217)

Total distributions	(31,286,121)	(40,190,765)

Decrease in net assets from capital share transactions	(18,769,189)	(3,980,889)

Total increase in net assets	15,228,211	31,797,253

Net Assets
Beginning of period	460,265,249	428,467,996

End of period	$475,493,460	$460,265,249

Undistributed (overdistributed) net investment income
End of period	$(83,127)	$1,146,544

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	40,523	$11,185,340	21,038	$5,240,084
Reinvestments	67,746	17,838,959	96,584	22,523,290
Redemptions	(129,901)	(35,696,438)	(113,164)	(27,833,327)

Net increase (decrease)	(21,632)	$(6,672,139)	4,458	$(69,953)

Class B
Sales	30,477	$7,974,188	29,994	$6,988,544
Reinvestments	45,253	11,366,745	67,057	14,967,742
Redemptions	(108,518)	(28,690,239)	(105,996)	(25,281,449)

Net decrease	(32,788)	$(9,349,306)	(8,945)	$(3,325,163)

Class E
Sales	4,076	$1,100,417	2,454	$610,403
Reinvestments	8,118	2,080,417	11,872	2,699,733
Redemptions	(22,067)	(5,928,578)	(16,210)	(3,895,909)

Net decrease	(9,873)	$(2,747,744)	(1,884)	$(585,773)

Decrease derived from capital shares transactions		$(18,769,189)		$(3,980,889)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$270.77	$250.78	$290.12	$322.61	$250.37

Income (Loss) from Investment Operations
Net investment income (a)	0.48	1.15 (b)	1.19	0.91	0.53
Net realized and unrealized gain (loss) on investments	38.81	43.25	(2.32)	8.06	94.94

Total from investment operations	39.29	44.40	(1.13)	8.97	95.47

Less Distributions
Distributions from net investment income	(0.83)	(0.85)	(0.46)	(0.14)	(1.29)
Distributions from net realized capital gains	(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(19.24)	(24.41)	(38.21)	(41.46)	(23.23)

Net Asset Value, End of Period	$290.82	$270.77	$250.78	$290.12	$322.61

Total Return (%) (c)	15.24	19.27	(1.50)	3.76	41.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.95
Net ratio of expenses to average net assets (%) (d)	0.89	0.88	0.88	0.88	0.88
Ratio of net investment income to average net assets (%)	0.17	0.47 (b)	0.43	0.31	0.19
Portfolio turnover rate (%)	28	34	36	35	36
Net assets, end of period (in millions)	$275.0	$261.9	$241.5	$269.1	$286.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$258.82	$240.67	$280.08	$313.49	$243.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.21)	0.51 (b)	0.48	0.18	(0.18)
Net realized and unrealized gain (loss) on investments	37.02	41.37	(2.14)	7.73	92.38

Total from investment operations	36.81	41.88	(1.66)	7.91	92.20

Less Distributions
Distributions from net investment income	(0.19)	(0.17)	0.00	0.00	(0.66)
Distributions from net realized capital gains	(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(18.60)	(23.73)	(37.75)	(41.32)	(22.60)

Net Asset Value, End of Period	$277.03	$258.82	$240.67	$280.08	$313.49

Total Return (%) (c)	14.96	18.97	(1.74)	3.50	40.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.21	1.21	1.20
Net ratio of expenses to average net assets (%) (d)	1.14	1.13	1.13	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.08)	0.22 (b)	0.18	0.06	(0.07)
Portfolio turnover rate (%)	28	34	36	35	36
Net assets, end of period (in millions)	$170.2	$167.5	$157.9	$179.5	$190.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$263.82	$244.89	$284.11	$317.10	$246.44

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.76 (b)	0.76	0.46	0.09
Net realized and unrealized gain (loss) on investments	37.77	42.15	(2.23)	7.87	93.41

Total from investment operations	37.82	42.91	(1.47)	8.33	93.50

Less Distributions
Distributions from net investment income	(0.44)	(0.42)	0.00	0.00	(0.90)
Distributions from net realized capital gains	(18.41)	(23.56)	(37.75)	(41.32)	(21.94)

Total distributions	(18.85)	(23.98)	(37.75)	(41.32)	(22.84)

Net Asset Value, End of Period	$282.79	$263.82	$244.89	$284.11	$317.10

Total Return (%) (c)	15.07	19.09	(1.64)	3.60	40.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.11	1.11	1.10
Net ratio of expenses to average net assets (%) (d)	1.04	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.02	0.31 (b)	0.28	0.16	0.03
Portfolio turnover rate (%)	28	34	36	35	36
Net assets, end of period (in millions)	$30.3	$30.9	$29.1	$33.9	$38.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $38,111 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,313,817. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,386,471. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$129,163,365	$0	$178,355,361

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$4,154,250	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$366,770,467
Gross unrealized appreciation	162,757,380
Gross unrealized depreciation	(8,223,677)

Net unrealized appreciation (depreciation)	$154,533,703

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$931,074	$1,101,754	$30,355,047	$39,089,011	$31,286,121	$40,190,765

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$406,625	$47,401,208	$154,533,703	$—	$202,341,536

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also noted that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, below the Expense Universe median and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 27.04%, 26.68%, and 26.74%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 22.17%.

MARKET ENVIRONMENT / CONDITIONS

2017 was a strong performance year for equities, with the fourth quarter gain marking the ninth consecutive quarterly gain for the S&P 500 Index and the seventh consecutive quarterly increase for the small cap Russell 2000 Index. Unlike 2016, where value stocks outperformed, growth stocks regained their leadership position in 2017. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by over 1400 basis points. Virtually all global economies reported positive, if not dynamic, growth, and monetary conditions remained accommodative worldwide. U.S. tax reform was finally passed in the fourth quarter, which the markets expect will provide a form of fiscal stimulus. Numerous regulations have been repealed in the U.S., creating what may be perceived as a more business-friendly environment. With market volatility unusually low and interest rates providing an unappealing alternative to equities, market conditions have been supportive of higher stock prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index during the year, resulting primarily from positive stock selection. Relative to the Portfolio’s benchmark, strong stock selection in the Information Technology (“IT”) and Consumer Discretionary sectors offset the negative contributions by the Health Care and Energy sectors.

The Portfolio’s top contributors to performance were Ring Central, 2U, and SiteOne Landscape. Ring Central, a leading software-as-a-service business communications provider, was the top performer during the year. The company reported strong results over the course of the year as revenue growth reaccelerated and enterprise bookings were robust. 2U, an educational technology company, was another strong performer. The company partners with colleges and universities that offer online degree programs. Stock performance was driven by strong financial results as partnerships with colleges and universities continued to increase. Landscape supply distributor SiteOne Landscape, had shares that were up during the year, despite reporting results that fell short of expectations. The impact of hurricanes and growth investments weighed on results, but with that behind them, investors were optimistic for 2018. Organic growth should rebound in our view given the potential positive impact of these investments in a strong market environment.

The largest detractors to the Portfolio’s performance were Team, Inc., Acorda Therapeuticas, and Chuy’s. Team, Inc., a provider of specialty industrial services, reported weak results due to uneven ordering patterns from its customers in the energy complex. The group was negatively impacted by the depressed price of oil and, as a result, deferred maintenance work. The stock was ultimately sold during the period as it had triggered our stop loss criteria. Acorda, a specialty pharmaceutical company with a commercialized multiple sclerosis drug and two Parkinson’s drugs in late stage development, received disappointing news during the year. The company failed to further extend the life of one of its patents and the stock immediately discounted the loss of Acorda’s exclusive position. The stock was sold after it triggered our stop loss limit. Restaurant company Chuy’s reported disappointing same store sales and the stock sold off. Performance had initially held up better relative to peers but negative industry trends persisted and the stock was sold based on fundamental concerns during the period.

Over the course of the year, there were minor changes to the sector positioning of the Portfolio, resulting from individual stock decisions. The Portfolio’s allocation to the Consumer Discretionary sector decreased over the year. We sold the Portfolio’s position in education company Nord Anglia after they announced they would be taken private at an attractive premium. We also sold the Portfolio’s position in Vail Resorts after its market capitalization reached the Portfolio’s maximum threshold. We increased the Portfolio’s weighting in the Financials sector as we added selectively to it’s consumer finance and insurance holdings. Within consumer finance we added Green Dot, a technology-centric, pro-consumer bank holding company and one of the largest providers of prepaid debit cards. In our view, new products and acquisitions should drive accelerating revenue growth.

As of the end of 2017, the largest absolute weight in the Portfolio remained in the IT sector. IT is an area we continued to find attractive investment opportunities, although, we have harvested gains in this sector. As IT was the Portfolio’s best relative performer for the year, we managed risk exposure and sized positions accordingly. The largest overweight in the Portfolio was in the Financials sector, with the majority of exposure to banks. Our approach to this group has not changed and we remained focused on investing in high quality,

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

regional banks with strong organic loan growth. The regulatory environment may also be viewed as more favorable for these types of businesses.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	27.04	15.62	9.07
Class B	26.68	15.33	8.80
Class E	26.74	15.45	8.90
Russell 2000 Growth Index	22.17	15.21	9.19

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Insulet Corp.	1.7
Bright Horizons Family Solutions, Inc.	1.6
2U, Inc.	1.6
PRA Health Sciences, Inc.	1.5
SiteOne Landscape Supply, Inc.	1.5
Planet Fitness, Inc. - Class A	1.5
Installed Building Products, Inc.	1.4
Grand Canyon Education, Inc.	1.4
MKS Instruments, Inc.	1.3
InterXion Holding NV	1.3

Top Sectors

% of Net Assets
Information Technology	24.5
Health Care	22.6
Industrials	18.8
Consumer Discretionary	14.6
Financials	10.2
Energy	2.2
Telecommunication Services	1.9
Materials	0.9
Consumer Staples	0.7

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.88%	$1,000.00	$1,111.30	$4.68
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class B (a)	Actual	1.13%	$1,000.00	$1,110.70	$6.01
	Hypothetical*	1.13%	$1,000.00	$1,019.51	$5.75

Class E (a)	Actual	1.03%	$1,000.00	$1,110.70	$5.48
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.9%
Astronics Corp. (a)	53,217	$2,206,909
Hexcel Corp.	65,797	4,069,544
KLX, Inc. (a)	62,082	4,237,097
Mercury Systems, Inc. (a)	75,225	3,862,804

		14,376,354

Auto Components—1.9%
Dorman Products, Inc. (a)	26,554	1,623,511
Gentherm, Inc. (a)	42,257	1,341,660
LCI Industries (b)	30,892	4,015,960

		6,981,131

Banks—4.5%
Chemical Financial Corp.	64,770	3,463,252
Pacific Premier Bancorp, Inc. (a)	71,775	2,871,000
Pinnacle Financial Partners, Inc.	58,721	3,893,202
Renasant Corp.	87,460	3,576,240
UMB Financial Corp.	38,390	2,761,009

		16,564,703

Beverages—0.7%
MGP Ingredients, Inc. (b)	35,699	2,744,539

Biotechnology—4.2%
Ablynx NV (ADR) (a)	121,383	3,033,361
Advanced Accelerator Applications S.A. (ADR) (a)	30,853	2,518,222
Agios Pharmaceuticals, Inc. (a) (b)	41,012	2,344,656
Genomic Health, Inc. (a)	79,766	2,727,997
Global Blood Therapeutics, Inc. (a)	58,413	2,298,552
Ironwood Pharmaceuticals, Inc. (a) (b)	178,517	2,675,970

		15,598,758

Building Products—2.9%
Apogee Enterprises, Inc. (b)	58,109	2,657,325
Patrick Industries, Inc. (a)	54,847	3,809,124
Trex Co., Inc. (a)	40,261	4,363,890

		10,830,339

Capital Markets—2.1%
Artisan Partners Asset Management, Inc. - Class A (b)	85,254	3,367,533
MarketAxess Holdings, Inc.	22,275	4,493,981

		7,861,514

Chemicals—0.9%
Ingevity Corp. (a)	48,938	3,448,661

Commercial Services & Supplies—1.0%
Healthcare Services Group, Inc.	69,138	3,644,955

Construction & Engineering—2.1%
Granite Construction, Inc.	68,466	4,342,798
Primoris Services Corp.	132,326	3,597,944

		7,940,742

Consumer Finance—1.0%
Green Dot Corp. - Class A (a)	62,853	3,787,522

Distributors—1.1%
Pool Corp.	30,596	3,966,771

Diversified Consumer Services—3.0%
Bright Horizons Family Solutions, Inc. (a)	62,536	5,878,384
Grand Canyon Education, Inc. (a)	58,346	5,223,717

		11,102,101

Diversified Telecommunication Services—1.9%
Cogent Communications Holdings, Inc. (b)	85,819	3,887,601
ORBCOMM, Inc. (a)	299,163	3,045,479

		6,933,080

Electrical Equipment—1.0%
Generac Holdings, Inc. (a)	75,843	3,755,745

Electronic Equipment, Instruments & Components—1.0%
II-VI, Inc. (a)	81,491	3,826,003

Energy Equipment & Services—1.4%
Dril-Quip, Inc. (a) (b)	51,918	2,476,489
Forum Energy Technologies, Inc. (a)	182,281	2,834,469

		5,310,958

Health Care Equipment & Supplies—7.7%
AtriCure, Inc. (a)	134,025	2,444,616
Inogen, Inc. (a)	29,733	3,540,606
Insulet Corp. (a) (b)	88,961	6,138,309
iRhythm Technologies, Inc. (a)	54,275	3,042,114
Merit Medical Systems, Inc. (a)	80,088	3,459,802
Neogen Corp. (a)	40,281	3,311,501
Penumbra, Inc. (a)	34,253	3,223,207
Wright Medical Group NV (a) (b)	158,297	3,514,193

		28,674,348

Health Care Providers & Services—4.4%
AMN Healthcare Services, Inc. (a)	91,235	4,493,323
HealthEquity, Inc. (a) (b)	99,812	4,657,228
Teladoc, Inc. (a) (b)	126,061	4,393,226
Tivity Health, Inc. (a) (b)	71,287	2,605,540

		16,149,317

Health Care Technology—1.2%
Medidata Solutions, Inc. (a) (b)	69,790	4,422,592

Hotels, Restaurants & Leisure—2.6%
Planet Fitness, Inc. - Class A (a) (b)	157,428	5,451,732
Wingstop, Inc. (b)	106,533	4,152,656

		9,604,388

Household Durables—1.4%
Installed Building Products, Inc. (a)	70,264	5,336,551

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.5%
Kinsale Capital Group, Inc.	71,569	$3,220,605
Trupanion, Inc. (a) (b)	82,315	2,409,360

		5,629,965

Internet Software & Services—6.8%
2U, Inc. (a) (b)	89,713	5,787,386
Envestnet, Inc. (a)	83,408	4,157,889
Five9, Inc. (a)	127,302	3,167,274
LogMeIn, Inc.	36,921	4,227,454
Mimecast, Ltd. (a)	129,816	3,721,825
Q2 Holdings, Inc. (a)	112,304	4,138,402

		25,200,230

IT Services—3.5%
Euronet Worldwide, Inc. (a)	49,748	4,192,264
InterXion Holding NV (a)	80,839	4,763,842
WNS Holdings, Ltd. (ADR) (a)	103,835	4,166,899

		13,123,005

Life Sciences Tools & Services—2.2%
Accelerate Diagnostics, Inc. (a) (b)	102,086	2,674,653
PRA Health Sciences, Inc. (a)	61,587	5,608,728

		8,283,381

Machinery—3.4%
Albany International Corp. - Class A	59,986	3,686,140
Proto Labs, Inc. (a)	42,534	4,381,002
RBC Bearings, Inc. (a)	36,664	4,634,329

		12,701,471

Multiline Retail—1.3%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	88,705	4,723,541

Oil, Gas & Consumable Fuels—0.7%
PDC Energy, Inc. (a)	52,460	2,703,788

Pharmaceuticals—3.0%
Aclaris Therapeutics, Inc. (a)	88,231	2,175,776
Aerie Pharmaceuticals, Inc. (a) (b)	44,728	2,672,498
Dermira, Inc. (a)	81,629	2,270,103
Supernus Pharmaceuticals, Inc. (a)	96,057	3,827,871

		10,946,248

Professional Services—1.2%
WageWorks, Inc. (a)	73,703	4,569,586

Semiconductors & Semiconductor Equipment—4.4%
MKS Instruments, Inc.	50,538	4,775,841
Monolithic Power Systems, Inc.	38,245	4,297,209
Semtech Corp. (a)	83,645	2,860,659
Silicon Laboratories, Inc. (a)	48,364	4,270,541

		16,204,250

Software—8.8%
Blackbaud, Inc.	43,542	4,114,284
Callidus Software, Inc. (a)	151,360	4,336,464
CommVault Systems, Inc. (a)	58,109	3,050,722
Guidewire Software, Inc. (a)	62,714	4,657,142
HubSpot, Inc. (a) (b)	50,756	4,486,830
RealPage, Inc. (a)	81,096	3,592,553
RingCentral, Inc. - Class A (a)	84,989	4,113,468
Ultimate Software Group, Inc. (The) (a) (b)	19,270	4,205,292

		32,556,755

Specialty Retail—1.4%
At Home Group, Inc. (a)	72,510	2,203,579
National Vision Holdings, Inc. (a)	69,485	2,821,786

		5,025,365

Textiles, Apparel & Luxury Goods—2.1%
Columbia Sportswear Co.	57,621	4,141,797
Steven Madden, Ltd. (a)	74,395	3,474,247

		7,616,044

Thrifts & Mortgage Finance—1.0%
Essent Group, Ltd. (a)	88,665	3,849,834

Trading Companies & Distributors—3.2%
Beacon Roofing Supply, Inc. (a)	41,565	2,650,185
BMC Stock Holdings, Inc. (a)	148,487	3,756,721
SiteOne Landscape Supply, Inc. (a)	72,240	5,540,808

		11,947,714

Total Common Stocks (Cost $248,725,897)		357,942,249

Short-Term Investment—3.7%

Repurchase Agreement—3.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $13,925,387 on 01/02/18, collateralized by $14,525,000 U.S. Treasury Note at 1.375% due 05/31/21 with a value of $14,203,387.	13,924,768	13,924,768

Total Short-Term Investments (Cost $13,924,768)		13,924,768

Securities Lending Reinvestments (c)—15.1%

Certificates of Deposit—6.9%
ABN AMRO Bank NV
Zero Coupon, 02/22/18	993,749	997,790
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	1,000,000	999,963
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	2,500,000	$2,500,155
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	1,500,000	1,500,192
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	1,500,000	1,500,009
KBC Bank NV 1.550%, 01/29/18	1,000,000	1,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	800,000	799,978
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	500,000	499,982
1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	1,000,000	1,000,021
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,000,000	999,966
Standard Chartered plc 1.460%, 02/02/18	2,000,000	1,999,744
1.752%, 01/23/18	500,025	500,001
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	300,000	299,907
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	500,000	499,922
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	1,500,000	1,500,052
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	500,000	499,985
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,000,000	999,992
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	2,250,000	2,250,225
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	1,500,000	1,500,516
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,250,000	1,249,905
1.511%, 3M LIBOR + 0.140%, 10/26/18 (d)	500,000	500,458

		25,598,910

Commercial Paper—2.1%
China Construction Bank 1.700%, 01/24/18	1,496,529	1,498,312
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	1,250,000	1,250,093
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	2,000,000	1,999,944

		7,739,999

Repurchase Agreements—4.8%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $6,861,642 on 01/02/18, collateralized by $6,932,917 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $7,003,279.	6,860,317	6,860,317
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $750,117 on 01/02/18, collateralized by $675,923 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $765,000.	750,000	750,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $204,728 on 04/02/18, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,500,258 on 01/02/18, collateralized by $1,554,013 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,525,194.	1,500,000	1,500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,800,310 on 01/02/18, collateralized by $1,853,280 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,836,007.	1,800,000	1,800,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,500,317 on 01/02/18, collateralized by $1,539,015 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,530,006.	1,500,000	1,500,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $758,331 on 04/03/18, collateralized by $4,764 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $834,166.	750,000	750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $514,310 on 04/02/18, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $3,293,395 on 04/02/18, collateralized by various Common Stock with a value of $3,575,000.	3,250,000	3,250,000
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $251,626 on 01/02/18, collateralized by various Common Stock with a value of $278,413.	250,000	250,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $654,199 on 01/02/18, collateralized by various Common Stock with a value of $723,874.	650,000	650,000

		18,010,317

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—1.3%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	$2,000,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	300,000	300,000

		4,700,000

Total Securities Lending Reinvestments (Cost $56,048,339)		56,049,226

Total Investments—115.2% (Cost $318,699,004)		427,916,243
Other assets and liabilities (net)—(15.2)%		(56,558,938)

Net Assets—100.0%		$371,357,305

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $53,836,925 and the collateral received consisted of cash in the amount of $56,036,715. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$357,942,249	$—	$—	$357,942,249
Total Short-Term Investment*	—	13,924,768	—	13,924,768
Total Securities Lending Reinvestments*	—	56,049,226	—	56,049,226
Total Investments	$357,942,249	$69,973,994	$—	$427,916,243

Collateral for Securities Loaned (Liability)	$—	$(56,036,715)	$—	$(56,036,715)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$427,916,243
Receivable for:
Investments sold	183,254
Fund shares sold	9,075
Dividends and interest	51,438
Prepaid expenses	971

Total Assets	428,160,981
Liabilities
Due to custodian	183,254
Collateral for securities loaned	56,036,715
Payables for:
Fund shares redeemed	135,574
Accrued Expenses:
Management fees	256,327
Distribution and service fees	14,999
Deferred trustees’ fees	116,751
Other expenses	60,056

Total Liabilities	56,803,676

Net Assets	$371,357,305

Net Assets Consist of:
Paid in surplus	$212,877,625
Accumulated net investment loss	(116,751)
Accumulated net realized gain	49,379,192
Unrealized appreciation on investments	109,217,239

Net Assets	$371,357,305

Net Assets
Class A	$297,983,623
Class B	66,027,324
Class E	7,346,358
Capital Shares Outstanding*
Class A	19,890,539
Class B	4,699,952
Class E	508,223
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.98
Class B	14.05
Class E	14.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $318,699,004.
(b)	Includes securities loaned at value of $53,836,925.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$1,199,060
Interest	13,472
Securities lending income	324,337

Total investment income	1,536,869
Expenses
Management fees	3,266,636
Administration fees	11,607
Custodian and accounting fees	37,767
Distribution and service fees—Class B	158,506
Distribution and service fees—Class E	10,385
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	42,162
Insurance	2,373
Miscellaneous	10,720

Total expenses	3,676,071
Less management fee waiver	(312,959)
Less broker commission recapture	(18,053)

Net expenses	3,345,059

Net Investment Loss	(1,808,190)

Net Realized and Unrealized Gain
Net realized gain on investments	51,004,809

Net change in unrealized appreciation on investments	37,593,815

Net realized and unrealized gain	88,598,624

Net Increase in Net Assets From Operations	$86,790,434

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,808,190)	$(164,590)
Net realized gain	51,004,809	16,681,440
Net change in unrealized appreciation	37,593,815	3,075,213

Increase in net assets from operations	86,790,434	19,592,063

From Distributions to Shareholders
Net realized capital gains
Class A	(13,532,335)	(30,426,236)
Class B	(3,071,571)	(6,865,485)
Class E	(330,190)	(718,244)

Total distributions	(16,934,096)	(38,009,965)

Decrease in net assets from capital share transactions	(45,566,602)	(16,090,966)

Total increase (decrease) in net assets	24,289,736	(34,508,868)

Net Assets
Beginning of period	347,067,569	381,576,437

End of period	$371,357,305	$347,067,569

Accumulated net investment loss
End of period	$(116,751)	$(92,334)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	378,211	$5,066,708	443,531	$5,365,293
Reinvestments	1,017,469	13,532,335	2,678,366	30,426,236
Redemptions	(4,198,642)	(57,777,599)	(4,200,459)	(51,411,522)

Net decrease	(2,802,962)	$(39,178,556)	(1,078,562)	$(15,619,993)

Class B
Sales	275,626	$3,546,325	305,780	$3,440,459
Reinvestments	245,922	3,071,571	640,437	6,865,485
Redemptions	(979,589)	(12,652,405)	(948,429)	(10,789,006)

Net decrease	(458,041)	$(6,034,509)	(2,212)	$(483,062)

Class E
Sales	43,788	$577,129	27,839	$333,581
Reinvestments	25,696	330,190	65,295	718,244
Redemptions	(95,500)	(1,260,856)	(89,074)	(1,039,736)

Net increase (decrease)	(26,016)	$(353,537)	4,060	$12,089

Decrease derived from capital shares transactions		$(45,566,602)		$(16,090,966)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$12.36	$13.07		$14.70	$16.55	$11.13

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.00	)(b)(c)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain on investments	3.32	0.69		0.47	0.11	5.49

Total from investment operations	3.26	0.69		0.43	0.05	5.42

Less Distributions
Distributions from net realized capital gains	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$14.98	$12.36		$13.07	$14.70	$16.55

Total Return (%) (d)	27.04	6.21		1.73	1.22	48.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96		0.95	0.95	0.95
Net ratio of expenses to average net assets (%) (e)	0.88	0.87		0.86	0.86	0.86
Ratio of net investment loss to average net assets (%)	(0.45)	(0.00	)(c)(f)	(0.26)	(0.40)	(0.53)
Portfolio turnover rate (%)	40	53		64	56	58
Net assets, end of period (in millions)	$298.0	$280.6		$310.7	$355.8	$402.4

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.66	$12.43		$14.11	$16.01	$10.79

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.03	)(c)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain on investments	3.12	0.66		0.45	0.09	5.32

Total from investment operations	3.03	0.63		0.38	0.00	5.22

Less Distributions
Distributions from net realized capital gains	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$14.05	$11.66		$12.43	$14.11	$16.01

Total Return (%) (d)	26.68	6.05		1.43	0.94	48.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.21		1.20	1.20	1.20
Net ratio of expenses to average net assets (%) (e)	1.13	1.12		1.11	1.11	1.11
Ratio of net investment loss to average net assets (%)	(0.70)	(0.25	)(c)	(0.51)	(0.65)	(0.77)
Portfolio turnover rate (%)	40	53		64	56	58
Net assets, end of period (in millions)	$66.0	$60.1		$64.2	$71.9	$80.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.97	$12.71		$14.37	$16.25	$10.94

Income (Loss) from Investment Operations
Net investment loss (a)	(0.08)	(0.02	)(c)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain on investments	3.20	0.68		0.46	0.10	5.40

Total from investment operations	3.12	0.66		0.40	0.02	5.31

Less Distributions
Distributions from net realized capital gains	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Total distributions	(0.64)	(1.40)		(2.06)	(1.90)	0.00

Net Asset Value, End of Period	$14.45	$11.97		$12.71	$14.37	$16.25

Total Return (%) (d)	26.74	6.16		1.55	1.05	48.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11		1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (e)	1.03	1.02		1.01	1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.60)	(0.15	)(c)	(0.41)	(0.55)	(0.67)
Portfolio turnover rate (%)	40	53		64	56	58
Net assets, end of period (in millions)	$7.3	$6.4		$6.7	$7.4	$8.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $183,254 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to ordinary loss netting, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $13,924,768. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,010,317. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$142,153,536	$0	$206,961,931

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Adviserswith respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$3,266,636	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$318,614,740
Gross unrealized appreciation	112,543,179
Gross unrealized depreciation	(3,241,675)

Net unrealized appreciation (depreciation)	$109,301,504

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$16,934,096	$38,009,965	$16,934,096	$38,009,965

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,044,380	$47,250,548	$109,301,504	$—	$158,596,432

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned 3.26%, 2.96%, 3.12%, and 2.94%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met eight times and raised the target range for the federal funds rate three times during 2017, ending the period with a target range of 1.25% to 1.50%. The Committee noted that the labor market had continued to strengthen and that economic activity had risen at a solid rate. The Committee believes that, with gradual adjustments in the stance of monetary policy, economic activity would expand at a moderate pace and labor market conditions would remain strong. The Committee also stated that inflation on a 12-month basis is expected to remain somewhat below 2% in the near term but would stabilize around the Committee’s 2% objective over the medium term.

The Committee began decreasing the Federal Reserve’s (the “Fed”) balance sheet of $4.5 trillion Treasury and Mortgage-Backed Securities (“MBS”) holdings in October 2017 by letting $4 billion of MBS and $6 billion of Treasury bonds (“TSY”) mature without reinvestment. According to the Committee, these targets will be raised incrementally every quarter until they hit a $20 billion (MBS) and $30 billion (TSY) per quarter maturity target. The Committee also stated that it is expected to take approximately 12 months to achieve these targeted amounts and the entire unwinding of the Fed portfolio will take years and will be subject to market changes. We believe there was no negative impact in bond valuations from the increased supply.

The U.S. economy expanded in 2017 with accelerating growth in employment and wages, coupled with a $1.5 trillion tax overhaul passed in December. Strong economic growth, low volatility and the future impact of tax cuts contributed to the S&P 500 Index increasing 21.8% over the year. The Treasury curve continued to flatten over the year with 10-year Treasury rates finishing lower by 3 basis points at 2.41%, but with 2-year Treasury rates rising from 1.19% to 1.89%. The difference between the 2-year and 10-year Treasury rate decreased to only 0.51% at year-end.

The Corporate sector was the strongest performing Index sector for the one-year period on a total return basis. Total returns for the Index sectors were: 6.42% for Corporate; 4.18% for Government Related; 2.51% Structured Product; and 2.31% in Treasury.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, contributions, and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Aggregate Bond Index Portfolio
Class A	3.26	1.83	3.76	—
Class B	2.96	1.59	3.50	—
Class E	3.12	1.70	3.60	—
Class G	2.94	1.53	—	3.27
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01	—

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	66.9
Corporate Bonds & Notes	27.9
Foreign Government	1.7
Mortgage-Backed Securities	1.3
Municipals	0.6
Asset-Backed Securities	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.27%	$1,000.00	$1,011.10	$1.37
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$1,009.50	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E (a)	Actual	0.42%	$1,000.00	$1,010.30	$2.13
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,009.50	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—66.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.4%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	3,098,848	$3,113,471
2.500%, 02/01/28	2,413,988	2,425,379
2.500%, 07/01/28	4,301,317	4,317,282
2.500%, 10/01/28	2,722,730	2,732,836
2.500%, 03/01/30	2,784,499	2,786,038
2.500%, 09/01/31	4,267,569	4,262,830
2.500%, 01/01/32	1,372,945	1,371,420
2.500%, 04/01/32	2,790,877	2,787,315
2.500%, 09/01/32	954,619	953,400
3.000%, 01/01/27	1,165,142	1,189,025
3.000%, 02/01/27	1,951,710	1,991,716
3.000%, 03/01/27	1,006,085	1,026,589
3.000%, 01/01/29	4,584,110	4,678,081
3.000%, 10/01/29	2,133,302	2,176,503
3.000%, 06/01/30	2,512,043	2,561,340
3.000%, 02/01/32	1,779,699	1,814,679
3.500%, 02/01/26	1,695,572	1,752,106
3.500%, 03/01/26	754,215	780,059
3.500%, 05/01/29	1,892,817	1,956,214
3.500%, 08/01/32	918,706	951,276
4.000%, 04/01/19	18,610	18,674
4.000%, 05/01/19	52,401	52,834
4.000%, 01/01/20	100,183	101,310
4.000%, 06/01/24	243,640	252,033
4.000%, 11/01/24	1,495,838	1,551,066
4.500%, 07/01/18	28,187	28,283
4.500%, 05/01/19	27,233	27,492
4.500%, 08/01/24	365,912	382,814
4.500%, 06/01/25	697,117	733,058
5.000%, 06/01/18	1,680	1,680
5.000%, 01/01/19	20,216	20,353
5.000%, 02/01/20	73,043	74,536
5.000%, 01/01/22	112,298	116,170
5.000%, 02/01/24	394,714	409,579
5.500%, 02/01/18	292	292
5.500%, 04/01/18	8,430	8,443
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	1,604,095	1,633,567
3.000%, 08/01/35	2,235,709	2,270,423
3.000%, 05/01/36	3,159,688	3,207,772
3.500%, 04/01/32	1,451,232	1,506,424
3.500%, 09/01/35	2,186,270	2,268,354
4.000%, 02/01/31	644,200	678,174
4.500%, 08/01/30	397,553	425,035
5.000%, 02/01/24	161,311	173,294
5.000%, 09/01/25	120,610	129,691
5.500%, 07/01/23	88,510	97,038
5.500%, 01/01/24	58,213	63,822
5.500%, 07/01/24	156,652	171,537
5.500%, 07/01/25	134,488	147,223
7.000%, 10/01/21	6,331	6,667
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	3,679,566	3,552,204
3.000%, 08/01/42	1,429,605	1,438,640
3.000%, 09/01/42	1,868,465	1,880,274

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 11/01/42	2,288,750	2,303,215
3.000%, 12/01/42	4,526,015	4,554,620
3.000%, 01/01/43	1,132,028	1,139,183
3.000%, 02/01/43	4,261,152	4,288,083
3.000%, 03/01/43	4,879,849	4,908,701
3.000%, 05/01/43	3,437,811	3,456,875
3.000%, 07/01/43	9,296,091	9,347,642
3.000%, 09/01/43	1,745,842	1,755,524
3.000%, 05/01/45	3,148,276	3,155,947
3.000%, 05/01/46	3,343,379	3,344,478
3.000%, 06/01/46	4,302,053	4,303,467
3.000%, 08/01/46	4,351,449	4,352,880
3.000%, 10/01/46	9,107,648	9,110,642
3.000%, 11/01/46	2,379,321	2,380,103
3.000%, 02/01/47	9,544,452	9,547,590
3.500%, 12/01/40	1,701,241	1,758,907
3.500%, 03/01/42	1,146,250	1,183,276
3.500%, 04/01/42	2,522,076	2,603,544
3.500%, 05/01/42	2,837,959	2,929,631
3.500%, 06/01/42	2,105,524	2,173,537
3.500%, 08/01/42	1,372,317	1,416,645
3.500%, 09/01/42	4,233,251	4,370,658
3.500%, 10/01/42	2,058,681	2,125,180
3.500%, 01/01/43	1,730,502	1,786,401
3.500%, 02/01/43	2,824,880	2,917,194
3.500%, 04/01/43	3,214,982	3,320,076
3.500%, 06/01/43	1,637,467	1,691,433
3.500%, 08/01/44	2,092,499	2,154,034
3.500%, 02/01/45	2,920,497	3,006,381
3.500%, 03/01/45	4,746,197	4,881,207
3.500%, 04/01/45	5,672,602	5,832,901
3.500%, 09/01/45	9,839,127	10,109,156
3.500%, 11/01/45	3,399,823	3,493,129
3.500%, 01/01/46	3,856,320	3,962,155
3.500%, 03/01/46	3,870,343	3,975,411
3.500%, 05/01/46	3,092,924	3,176,888
3.500%, 04/01/47	8,277,740	8,503,482
3.500%, 09/01/47	3,778,323	3,881,361
3.500%, 11/01/47	6,789,323	6,974,474
4.000%, 08/01/39	1,035,316	1,092,147
4.000%, 09/01/39	830,077	875,641
4.000%, 12/01/39	1,019,886	1,075,870
4.000%, 06/01/40	1,560,052	1,642,453
4.000%, 09/01/40	658,763	693,559
4.000%, 12/01/40	4,952,628	5,221,698
4.000%, 01/01/41	2,543,473	2,677,817
4.000%, 02/01/41	3,179,002	3,353,294
4.000%, 12/01/41	1,137,185	1,197,343
4.000%, 02/01/42	1,299,688	1,368,442
4.000%, 09/01/43	1,906,714	2,011,242
4.000%, 02/01/44	2,981,290	3,160,384
4.000%, 05/01/44	2,065,609	2,162,751
4.000%, 08/01/44	3,038,319	3,182,914
4.000%, 10/01/44	1,765,060	1,848,068
4.000%, 11/01/44	3,532,696	3,726,978
4.000%, 01/01/45	2,937,805	3,077,617

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 03/01/45	2,081,941	$2,179,077
4.000%, 10/01/45	3,183,874	3,333,063
4.000%, 03/01/47	1,261,145	1,320,330
4.000%, 05/01/47	1,721,960	1,802,783
4.000%, 06/01/47	9,009,493	9,432,373
4.000%, 07/01/47	2,268,090	2,374,548
4.500%, 08/01/33	212,954	228,220
4.500%, 10/01/33	197,713	211,887
4.500%, 04/01/34	71,659	76,869
4.500%, 01/01/39	101,236	108,530
4.500%, 07/01/39	1,326,057	1,428,184
4.500%, 09/01/39	1,957,053	2,098,436
4.500%, 10/01/39	836,505	896,936
4.500%, 05/01/40	1,217,714	1,319,537
4.500%, 08/01/40	1,889,946	2,026,249
4.500%, 11/01/40	1,001,001	1,073,193
4.500%, 12/01/40	1,857,531	1,995,243
4.500%, 04/01/41	4,309,683	4,619,300
4.500%, 05/01/41	1,065,354	1,141,640
4.500%, 03/01/44	1,337,294	1,425,187
4.500%, 08/01/47	2,710,484	2,888,116
5.000%, 07/01/33	126,813	138,184
5.000%, 08/01/33	423,006	460,934
5.000%, 09/01/33	172,571	188,044
5.000%, 10/01/33	1,797,949	1,959,156
5.000%, 03/01/34	203,602	221,857
5.000%, 04/01/34	481,479	525,124
5.000%, 05/01/34	58,916	64,300
5.000%, 09/01/34	204,157	222,814
5.000%, 02/01/35	197,764	215,836
5.000%, 04/01/35	117,906	128,963
5.000%, 05/01/35	42,203	46,160
5.000%, 11/01/35	118,189	129,272
5.000%, 03/01/36	471,495	515,709
5.000%, 07/01/37	396,201	430,744
5.000%, 01/01/39	355,322	386,300
5.000%, 04/01/40	1,312,116	1,421,158
5.000%, 07/01/41	850,427	921,168
5.500%, 10/01/32	40,578	45,066
5.500%, 02/01/33	98,466	109,356
5.500%, 03/01/33	341,104	377,824
5.500%, 05/01/33	1,438,953	1,593,856
5.500%, 08/01/33	581,277	643,851
5.500%, 10/01/33	67,636	74,917
5.500%, 12/01/33	673,917	746,465
5.500%, 02/01/34	165,258	182,830
5.500%, 03/01/34	102,380	113,267
5.500%, 04/01/34	46,413	51,348
5.500%, 06/01/34	187,310	207,227
5.500%, 09/01/34	168,894	186,853
5.500%, 12/01/34	405,216	448,304
5.500%, 01/01/35	118,215	130,786
5.500%, 02/01/35	328,110	362,999
5.500%, 04/01/35	107,347	118,630
5.500%, 06/01/35	638,353	705,446
5.500%, 01/01/37	177,694	196,469

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 05/01/37	118,731	131,167
5.500%, 05/01/38	91,990	101,525
5.500%, 06/01/38	112,832	124,528
5.500%, 07/01/38	54,369	60,005
6.000%, 08/01/28	2,444	2,473
6.000%, 11/01/28	522	567
6.000%, 12/01/28	728	802
6.000%, 06/01/31	35,536	37,633
6.000%, 09/01/32	74,429	83,112
6.000%, 01/01/33	17,319	19,247
6.000%, 02/01/33	67,233	74,713
6.000%, 03/01/33	87,332	90,900
6.000%, 04/01/33	200,220	214,888
6.000%, 05/01/33	254,062	276,297
6.000%, 05/01/34	224,840	244,719
6.000%, 09/01/34	205,567	225,762
6.000%, 11/01/34	255,947	286,343
6.000%, 01/01/35	65,030	71,396
6.000%, 07/01/36	42,659	47,713
6.000%, 09/01/36	130,041	145,748
6.000%, 07/01/37	47,218	49,757
6.000%, 08/01/37	185,644	207,553
6.000%, 09/01/37	369,752	413,494
6.000%, 10/01/37	145,569	163,112
6.000%, 05/01/38	489,920	549,488
6.000%, 12/01/38	114,431	127,634
6.500%, 05/01/28	40,620	45,250
6.500%, 12/01/28	111,413	119,141
6.500%, 03/01/29	2,510	2,760
6.500%, 04/01/29	23,955	26,857
6.500%, 05/01/29	4,769	5,339
6.500%, 08/01/29	794	870
6.500%, 05/01/30	28,249	30,138
6.500%, 09/01/31	5,815	6,232
6.500%, 06/01/32	18,127	20,585
6.500%, 10/01/33	66,298	72,657
6.500%, 10/01/34	220,034	250,503
6.500%, 10/01/37	63,436	71,838
7.000%, 06/01/26	504	544
7.000%, 06/01/28	6,735	6,906
7.000%, 10/01/29	7,297	8,305
7.000%, 12/01/29	3,289	3,470
7.000%, 06/01/32	48,928	56,328
7.000%, 10/01/37	126,067	146,688
7.500%, 09/01/25	3,733	4,140
7.500%, 06/01/26	3,551	3,972
7.500%, 07/01/29	8,947	10,207
7.500%, 10/01/29	4,353	4,648
8.000%, 11/01/29	111	130
8.000%, 05/01/30	16,029	17,175
8.000%, 11/01/30	2,830	3,313
8.000%, 01/01/31	2,626	3,015
8.000%, 02/01/31	4,417	5,176
Fannie Mae-ACES (CMO) 2.679%, 05/25/21 (a)	4,963,237	5,007,442

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	1,330,929	$1,336,823
2.500%, 02/01/28	2,204,021	2,211,558
2.500%, 04/01/28	1,844,570	1,850,878
2.500%, 12/01/29	2,837,389	2,842,996
2.500%, 01/01/31	3,677,957	3,678,917
2.500%, 01/01/32	5,491,133	5,483,422
3.000%, 03/01/27	1,054,121	1,075,465
3.000%, 05/01/27	1,460,631	1,490,060
3.000%, 11/01/28	1,757,695	1,793,155
3.000%, 12/01/29	3,158,009	3,221,153
3.000%, 05/01/31	3,741,109	3,812,548
3.000%, 10/01/32	1,953,068	1,989,772
3.500%, 12/01/25	1,205,476	1,250,325
3.500%, 05/01/26	408,967	422,732
3.500%, 09/01/30	2,634,557	2,727,604
4.000%, 06/01/19	39,307	39,570
4.000%, 05/01/25	648,478	674,986
4.000%, 08/01/25	298,628	311,345
4.000%, 10/01/25	342,181	356,448
4.500%, 09/01/18	17,771	17,871
4.500%, 10/01/18	37,725	37,938
4.500%, 04/01/19	77,647	78,536
4.500%, 06/01/19	44,040	44,493
4.500%, 08/01/19	11,174	11,304
5.000%, 05/01/18	23,712	23,779
5.000%, 12/01/18	3,237	3,237
5.000%, 06/01/19	53,047	53,823
5.500%, 01/01/24	282,607	297,724
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	2,498,256	2,543,260
3.000%, 02/01/37	2,779,938	2,822,548
3.500%, 04/01/32	1,924,232	1,997,704
4.000%, 01/01/31	719,221	757,194
4.000%, 08/01/31	713,120	749,679
4.500%, 05/01/29	186,821	198,755
5.000%, 03/01/27	98,607	106,017
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,476,020	2,407,490
3.000%, 10/01/42	2,261,125	2,275,640
3.000%, 01/01/43	2,217,457	2,231,692
3.000%, 03/01/43	5,537,857	5,570,551
3.000%, 04/01/43	4,000,366	4,022,964
3.000%, 06/01/43	1,775,496	1,785,526
3.000%, 07/01/43	3,530,596	3,550,542
3.000%, 06/01/45	3,940,488	3,947,225
3.000%, 01/01/46	2,441,365	2,445,539
3.000%, 06/01/46	4,271,408	4,273,252
3.000%, 10/01/46	3,547,892	3,549,424
3.000%, 11/01/46	4,494,136	4,496,076
3.000%, 01/01/47	7,109,973	7,113,042
3.000%, 02/01/47	3,907,748	3,909,435
3.500%, 01/01/42	1,237,916	1,278,440
3.500%, 03/01/42	1,123,004	1,159,472
3.500%, 08/01/42	2,776,399	2,866,559
3.500%, 02/01/43	1,625,073	1,677,845

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 05/01/43	2,530,381	2,612,354
3.500%, 06/01/43	1,574,870	1,625,889
3.500%, 06/01/44	1,849,516	1,904,223
3.500%, 10/01/44	2,018,778	2,078,492
3.500%, 11/01/44	2,726,647	2,810,641
3.500%, 12/01/44	2,702,331	2,782,264
3.500%, 05/01/45	3,333,492	3,425,572
3.500%, 08/01/45	3,405,081	3,517,603
3.500%, 11/01/45	3,528,785	3,626,259
3.500%, 12/01/45	2,152,901	2,212,370
3.500%, 03/01/46	6,583,167	6,764,097
3.500%, 02/01/47	4,513,403	4,636,704
3.500%, 06/01/47	3,697,357	3,798,776
3.500%, 08/01/47	2,357,298	2,422,231
3.500%, 10/01/47	2,909,242	2,989,378
3.500%, 11/01/47	2,870,793	2,949,539
3.500%, 01/01/48	2,950,000	3,034,045
4.000%, 06/01/39	647,996	683,648
4.000%, 12/01/39	1,103,527	1,164,241
4.000%, 11/01/40	999,756	1,052,674
4.000%, 04/01/41	1,013,132	1,066,808
4.000%, 09/01/41	1,064,144	1,120,523
4.000%, 10/01/41	2,328,394	2,451,754
4.000%, 11/01/41	998,644	1,051,552
4.000%, 10/01/43	2,891,923	3,050,820
4.000%, 07/01/44	2,920,952	3,058,718
4.000%, 10/01/44	2,225,235	2,330,188
4.000%, 07/01/45	3,515,979	3,681,236
4.000%, 01/01/46	3,574,722	3,742,740
4.000%, 02/01/46	1,933,492	2,024,006
4.000%, 06/01/47	4,013,960	4,202,702
4.000%, 10/01/47	1,904,681	1,994,847
4.000%, 11/01/47	1,884,110	1,972,703
4.500%, 10/01/35	329,295	352,726
4.500%, 06/01/38	488,557	523,319
4.500%, 02/01/39	350,253	375,094
4.500%, 03/01/39	277,133	296,949
4.500%, 04/01/39	564,068	604,399
4.500%, 09/01/39	610,507	654,159
4.500%, 10/01/39	1,566,237	1,678,223
4.500%, 11/01/39	470,113	503,726
4.500%, 01/01/40	371,774	398,356
4.500%, 05/01/40	609,513	653,064
4.500%, 11/01/40	925,118	991,221
4.500%, 02/01/41	325,849	348,959
4.500%, 05/01/41	542,465	580,938
4.500%, 06/01/41	385,807	413,170
4.500%, 12/01/43	874,949	932,447
4.500%, 12/01/45	1,137,124	1,210,879
4.500%, 08/01/47	2,797,946	2,980,756
5.000%, 10/01/33	483,373	526,850
5.000%, 03/01/34	79,646	86,950
5.000%, 08/01/35	318,621	348,617
5.000%, 09/01/35	156,234	170,942
5.000%, 10/01/35	133,965	146,578
5.000%, 01/01/36	341,971	374,166

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.000%, 04/01/38	250,463	$272,061
5.000%, 11/01/39	1,174,244	1,279,283
5.000%, 05/01/40	1,458,899	1,580,612
5.500%, 06/01/34	279,616	308,800
5.500%, 10/01/35	138,455	152,772
5.500%, 12/01/35	477,645	527,035
5.500%, 01/01/36	324,487	358,040
5.500%, 12/01/37	297,686	328,556
5.500%, 04/01/38	1,310,555	1,443,748
5.500%, 07/01/38	151,032	166,381
5.500%, 08/01/38	418,222	460,726
6.000%, 11/01/28	5,429	5,948
6.000%, 12/01/28	4,790	5,274
6.000%, 04/01/29	2,136	2,302
6.000%, 06/01/31	1,991	2,153
6.000%, 07/01/31	611	679
6.000%, 09/01/31	55,650	58,917
6.000%, 11/01/32	20,611	23,003
6.000%, 06/01/34	68,047	72,686
6.000%, 11/01/35	73,581	82,561
6.000%, 02/01/36	127,585	140,387
6.000%, 08/01/36	62,424	69,878
6.000%, 10/01/36	124,625	139,589
6.000%, 11/01/36	68,491	74,782
6.000%, 01/01/37	95,492	106,655
6.000%, 02/01/38	129,813	144,823
6.000%, 11/01/39	1,108,138	1,240,546
6.000%, 04/01/40	361,264	404,656
6.500%, 02/01/30	5,007	5,457
6.500%, 08/01/31	6,807	7,722
6.500%, 10/01/31	6,744	7,099
6.500%, 11/01/31	15,606	17,701
6.500%, 03/01/32	303,689	345,589
6.500%, 04/01/32	240,019	272,205
6.500%, 09/01/36	282,695	322,012
6.500%, 11/01/37	126,911	142,655
7.000%, 12/01/27	1,048	1,174
7.000%, 11/01/28	2,960	3,343
7.000%, 04/01/29	2,879	3,261
7.000%, 05/01/29	629	688
7.000%, 06/01/29	5,523	5,845
7.000%, 07/01/29	1,473	1,630
7.000%, 01/01/31	41,835	43,630
7.500%, 08/01/24	7,125	7,165
7.500%, 10/01/27	8,302	9,415
7.500%, 10/01/29	10,102	11,638
7.500%, 05/01/30	11,339	12,755
8.000%, 02/01/27	2,573	2,914
8.000%, 10/01/28	4,894	5,540
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.902%, 08/25/20	711,472	717,394
3.060%, 07/25/23 (a)	4,800,000	4,927,659
3.187%, 09/25/27 (a)	1,265,000	1,296,750
3.194%, 07/25/27	685,000	702,881

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	2,086,944	2,134,559
5.000%, 10/15/20	82,670	84,907
5.000%, 01/15/21	70,136	71,758
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	2,267,293	2,295,536
3.000%, 12/15/42	1,782,313	1,804,515
3.000%, 02/15/43	1,530,729	1,549,797
3.000%, 03/15/43	1,758,882	1,781,222
3.000%, 05/15/43	2,451,743	2,482,883
3.000%, 07/15/43	1,618,085	1,638,636
3.500%, 01/15/42	2,208,990	2,298,439
3.500%, 02/15/42	732,193	762,052
3.500%, 03/15/42	1,560,729	1,624,375
3.500%, 05/15/42	999,760	1,040,530
3.500%, 09/15/42	1,351,341	1,406,448
3.500%, 05/15/43	1,784,438	1,853,825
4.000%, 07/15/39	1,525,966	1,603,089
4.000%, 07/15/40	877,225	920,988
4.000%, 03/15/41	595,922	624,967
4.000%, 10/15/41	1,334,881	1,399,943
4.500%, 01/15/39	224,208	237,716
4.500%, 04/15/39	725,144	770,088
4.500%, 05/15/39	1,430,576	1,528,443
4.500%, 08/15/39	660,206	701,124
4.500%, 01/15/40	662,862	703,946
4.500%, 04/15/40	912,254	968,415
4.500%, 02/15/41	199,531	211,814
4.500%, 04/15/41	402,229	426,189
5.000%, 12/15/35	243,138	263,019
5.000%, 12/15/36	134,275	145,283
5.000%, 01/15/39	769,618	838,995
5.000%, 02/15/39	143,117	156,018
5.000%, 08/15/39	1,006,054	1,091,463
5.000%, 09/15/39	217,577	236,049
5.000%, 12/15/39	498,716	541,056
5.000%, 05/15/40	762,218	825,683
5.500%, 03/15/36	169,631	184,804
5.500%, 01/15/37	340,993	377,230
5.500%, 11/15/37	299,076	329,161
5.500%, 09/15/38	101,104	109,804
5.500%, 08/15/39	838,471	928,615
6.000%, 01/15/29	3,366	3,701
6.000%, 01/15/33	165,598	186,640
6.000%, 03/15/35	177,927	201,513
6.000%, 12/15/35	142,033	160,471
6.000%, 06/15/36	112,056	126,768
6.000%, 09/15/36	113,208	128,171
6.000%, 07/15/38	761,797	861,238
6.500%, 05/15/23	980	986
6.500%, 02/15/27	22,540	24,761
6.500%, 07/15/28	8,255	9,093
6.500%, 08/15/28	8,729	9,698
6.500%, 11/15/28	6,800	7,620
6.500%, 12/15/28	8,387	8,985
6.500%, 07/15/29	1,925	2,019

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.500%, 05/15/36	112,004	$127,772
7.000%, 01/15/28	1,231	1,379
7.000%, 05/15/28	8,572	9,172
7.000%, 06/15/28	7,235	8,199
7.000%, 10/15/28	6,930	7,717
7.000%, 09/15/29	2,165	2,235
7.000%, 01/15/31	1,249	1,308
7.000%, 03/15/31	11,544	12,087
7.000%, 07/15/31	315,844	364,916
7.000%, 08/15/31	54,709	63,204
7.000%, 02/15/32	9,062	9,279
7.000%, 07/15/32	18,821	21,904
8.000%, 08/15/26	2,864	3,216
8.000%, 09/15/26	2,447	2,713
8.000%, 06/15/29	20,975	22,660
9.000%, 11/15/24	3,593	3,809
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	2,120,588	2,151,773
3.000%, 03/20/43	3,050,669	3,092,489
3.000%, 12/20/44	2,733,905	2,764,016
3.000%, 04/20/45	2,560,662	2,586,334
3.000%, 08/20/45	3,769,889	3,807,685
3.000%, 11/20/45	2,161,649	2,183,321
3.000%, 01/20/46	3,757,760	3,795,435
3.000%, 09/20/46	4,276,895	4,317,563
3.000%, 10/20/46	4,353,370	4,394,765
3.000%, 11/20/46	4,502,942	4,545,760
3.000%, 01/20/47	10,132,409	10,228,755
3.000%, 03/20/47	2,759,051	2,785,286
3.000%, 04/20/47	1,845,944	1,863,608
3.500%, 12/20/41	1,305,594	1,357,966
3.500%, 03/20/42	2,606,135	2,709,145
3.500%, 08/20/42	1,263,525	1,313,468
3.500%, 01/20/43	3,855,840	4,008,246
3.500%, 04/20/43	1,570,406	1,633,661
3.500%, 05/20/43	2,540,680	2,641,030
3.500%, 07/20/44	3,350,222	3,473,123
3.500%, 02/20/45	3,603,283	3,735,467
3.500%, 06/20/45	2,329,675	2,411,472
3.500%, 08/20/45	5,332,462	5,519,691
3.500%, 09/20/45	6,128,923	6,344,116
3.500%, 10/20/45	3,629,512	3,756,948
3.500%, 12/20/45	3,196,747	3,308,988
3.500%, 01/20/46	3,200,129	3,312,489
3.500%, 02/20/46	2,639,419	2,732,092
3.500%, 05/20/46	3,630,096	3,756,814
3.500%, 06/20/46	3,053,759	3,160,358
3.500%, 02/20/47	4,878,929	5,049,240
3.500%, 03/20/47	4,400,897	4,555,083
3.500%, 06/20/47	5,602,975	5,799,275
3.500%, 09/20/47	1,928,283	1,995,841
3.500%, 11/20/47	1,928,021	1,995,569
3.500%, 12/20/47	3,900,000	4,036,637
4.000%, 11/20/40	1,248,636	1,316,759
4.000%, 12/20/40	1,412,642	1,491,252
4.000%, 05/20/43	2,208,281	2,337,695

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.000%, 11/20/43	916,931	965,043
4.000%, 02/20/44	3,150,023	3,359,059
4.000%, 04/20/44	1,277,772	1,344,029
4.000%, 05/20/44	1,558,193	1,638,990
4.000%, 09/20/44	2,434,181	2,560,400
4.000%, 10/20/44	3,491,131	3,672,156
4.000%, 11/20/44	681,869	717,225
4.000%, 10/20/45	2,844,732	2,988,210
4.000%, 11/20/45	1,491,474	1,566,699
4.000%, 02/20/47	3,773,495	3,948,469
4.000%, 03/20/47	808,502	845,992
4.000%, 04/20/47	3,324,748	3,470,290
4.000%, 05/20/47	3,721,290	3,884,191
4.500%, 08/20/40	1,059,901	1,130,781
4.500%, 12/20/40	679,447	724,885
4.500%, 04/20/41	586,689	625,985
4.500%, 03/20/42	475,420	507,263
4.500%, 10/20/43	751,701	798,536
4.500%, 02/20/44	1,472,130	1,563,851
4.500%, 04/20/45	1,391,167	1,477,843
4.500%, 03/20/47	2,047,364	2,145,845
5.000%, 08/20/40	486,674	524,059
5.000%, 10/20/40	504,438	544,968
5.000%, 06/20/44	1,148,132	1,231,526
6.500%, 06/20/31	19,680	22,238
6.500%, 11/20/38	407,708	464,142
7.500%, 02/20/28	2,100	2,355

		772,069,923

Federal Agencies—1.8%
Federal Home Loan Bank 1.750%, 06/12/20 (b)	14,700,000	14,604,891
Federal Home Loan Mortgage Corp. 1.125%, 04/15/19	9,000,000	8,915,940
1.250%, 10/02/19	3,000,000	2,961,060
1.375%, 05/01/20 (b)	5,145,000	5,073,896
Federal National Mortgage Association 2.125%, 04/24/26 (b)	11,500,000	11,129,815
6.625%, 11/15/30	2,450,000	3,443,377
Tennessee Valley Authority 5.250%, 09/15/39 (b)	3,350,000	4,533,354

		50,662,333

U.S. Treasury—36.7%
U.S. Treasury Bonds 2.250%, 08/15/46	3,000,000	2,706,188
2.500%, 02/15/45	14,400,000	13,731,891
2.500%, 02/15/46	8,200,000	7,805,300
2.500%, 05/15/46	4,800,000	4,567,328
2.750%, 08/15/42	2,020,000	2,034,550
2.750%, 08/15/47 (b)	3,000,000	3,004,197
2.750%, 11/15/47	3,000,000	3,004,923
2.875%, 05/15/43	5,760,000	5,923,554
2.875%, 08/15/45	5,000,000	5,129,396
2.875%, 11/15/46	3,000,000	3,078,088

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 3.000%, 11/15/44	11,000,000	$11,558,235
3.000%, 05/15/45	4,500,000	4,726,806
3.000%, 11/15/45	7,700,000	8,088,190
3.000%, 02/15/47 (b)	3,000,000	3,155,060
3.000%, 05/15/47	3,800,000	3,995,921
3.125%, 02/15/42	1,800,000	1,935,436
3.125%, 02/15/43	3,270,000	3,513,828
3.125%, 08/15/44	4,700,000	5,051,438
3.375%, 05/15/44	3,000,000	3,366,690
3.500%, 02/15/39	2,080,000	2,375,651
3.625%, 02/15/44	7,120,000	8,322,870
3.750%, 08/15/41	1,830,000	2,169,605
3.750%, 11/15/43	2,600,000	3,098,205
3.875%, 08/15/40	10,380,000	12,510,029
4.250%, 11/15/40	7,280,000	9,246,593
4.375%, 11/15/39	3,900,000	5,018,822
4.375%, 05/15/40	5,220,000	6,731,147
4.375%, 05/15/41	5,850,000	7,571,040
4.500%, 02/15/36 (b)	1,600,000	2,060,566
4.500%, 05/15/38 (b)	4,950,000	6,435,073
5.000%, 05/15/37	1,560,000	2,139,257
5.250%, 02/15/29 (b)	750,000	955,289
5.375%, 02/15/31 (b)	3,675,000	4,883,793
6.125%, 11/15/27	5,750,000	7,621,176
6.250%, 08/15/23	7,700,000	9,327,181
6.250%, 05/15/30 (b)	2,500,000	3,514,938
6.375%, 08/15/27	6,900,000	9,258,643
6.500%, 11/15/26	4,500,000	5,977,435
7.125%, 02/15/23	11,125,000	13,760,822
7.250%, 08/15/22 (b)	6,120,000	7,492,735
7.875%, 02/15/21 (b)	4,450,000	5,243,594
8.000%, 11/15/21	2,920,000	3,558,341
8.125%, 08/15/19	2,645,000	2,907,615
8.125%, 08/15/21	1,250,000	1,513,769
8.500%, 02/15/20	6,700,000	7,625,715
8.750%, 08/15/20	1,000,000	1,173,138
8.875%, 02/15/19 (b)	5,215,000	5,625,514
U.S. Treasury Notes 0.750%, 02/15/19	14,100,000	13,929,995
0.750%, 08/15/19	5,000,000	4,911,691
0.875%, 04/15/19 (b)	6,000,000	5,925,727
1.125%, 05/31/19 (b)	12,300,000	12,176,863
1.125%, 03/31/20	5,100,000	5,012,786
1.125%, 02/28/21	10,100,000	9,822,279
1.125%, 06/30/21	14,200,000	13,753,718
1.125%, 07/31/21 (b)	12,300,000	11,896,828
1.250%, 10/31/19	5,130,000	5,072,518
1.250%, 01/31/20	15,000,000	14,802,479
1.250%, 02/29/20 (b)	25,800,000	25,448,019
1.250%, 03/31/21 (b)	6,100,000	5,949,807
1.375%, 07/31/19	12,000,000	11,910,348
1.375%, 01/31/20	27,100,000	26,813,663
1.375%, 03/31/20	16,000,000	15,812,826
1.375%, 04/30/20	11,000,000	10,863,756
1.375%, 08/31/20 (b)	14,900,000	14,683,622

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.500%, 03/31/19 (b)	12,870,000	12,815,417
1.500%, 02/28/23	4,000,000	3,860,024
1.500%, 08/15/26 (b)	10,600,000	9,862,035
1.625%, 06/30/19	15,800,000	15,744,996
1.625%, 08/31/19	4,000,000	3,983,844
1.625%, 12/31/19 (b)	14,800,000	14,723,019
1.625%, 11/30/20	5,000,000	4,950,164
1.625%, 11/15/22 (b)	5,000,000	4,872,501
1.625%, 05/31/23	7,900,000	7,652,522
1.625%, 02/15/26	8,300,000	7,837,985
1.625%, 05/15/26	15,900,000	14,978,665
1.750%, 09/30/19 (b)	11,000,000	10,976,130
1.750%, 10/31/20 (b)	10,000,000	9,943,824
1.750%, 12/31/20	14,800,000	14,698,724
1.750%, 11/30/21	11,000,000	10,847,908
1.750%, 02/28/22	9,000,000	8,862,949
1.750%, 05/15/22	4,900,000	4,820,664
1.750%, 05/31/22	5,100,000	5,011,148
1.750%, 05/15/23	17,520,000	17,090,855
1.875%, 02/28/22 (b)	15,000,000	14,838,400
1.875%, 03/31/22	16,000,000	15,819,374
1.875%, 04/30/22	7,000,000	6,916,885
1.875%, 07/31/22	8,000,000	7,892,210
1.875%, 08/31/22	7,400,000	7,296,252
1.875%, 09/30/22	3,000,000	2,956,735
2.000%, 11/30/20	14,800,000	14,814,250
2.000%, 02/28/21 (b)	5,000,000	4,997,363
2.000%, 10/31/21	6,000,000	5,975,854
2.000%, 02/15/22	3,800,000	3,782,034
2.000%, 11/30/22 (b)	9,600,000	9,513,261
2.000%, 02/15/23	6,900,000	6,829,193
2.000%, 02/15/25	9,000,000	8,798,055
2.000%, 08/15/25	14,100,000	13,746,176
2.000%, 11/15/26	13,300,000	12,872,428
2.125%, 08/31/20	5,800,000	5,827,303
2.125%, 06/30/21 (b)	12,000,000	12,024,605
2.125%, 08/15/21	8,710,000	8,722,072
2.125%, 12/31/21	11,900,000	11,903,369
2.125%, 02/29/24	12,000,000	11,882,599
2.125%, 05/15/25	11,100,000	10,930,953
2.250%, 07/31/21	13,000,000	13,077,127
2.250%, 11/15/24	7,800,000	7,760,095
2.250%, 11/15/25	10,800,000	10,705,503
2.250%, 02/15/27	9,900,000	9,772,316
2.375%, 12/31/20	7,600,000	7,686,309
2.375%, 08/15/24	10,800,000	10,836,395
2.375%, 05/15/27 (b)	8,000,000	7,978,086
2.500%, 08/15/23	14,400,000	14,600,010
2.500%, 05/15/24	10,000,000	10,113,996
2.625%, 08/15/20	6,000,000	6,104,899
2.750%, 11/15/23	14,335,000	14,724,698
2.750%, 02/15/24	5,600,000	5,747,460
3.125%, 05/15/19	3,000,000	3,051,254
3.375%, 11/15/19	4,350,000	4,469,532
3.500%, 05/15/20	7,790,000	8,074,040

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.625%, 02/15/20	17,190,000	$17,804,575

		997,661,540

Total U.S. Treasury & Government Agencies (Cost $1,793,900,844)		1,820,393,796

Corporate Bonds & Notes—27.9%

Aerospace/Defense—0.5%
Boeing Co. (The) 7.250%, 06/15/25 (b)	460,000	583,892
Lockheed Martin Corp. 3.550%, 01/15/26 (b)	1,000,000	1,039,090
4.090%, 09/15/52	5,454,000	5,707,338
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	730,754
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,023,600
United Technologies Corp. 3.125%, 05/04/27 (b)	2,000,000	1,999,260
4.500%, 06/01/42	2,645,000	2,931,956
7.500%, 09/15/29	200,000	275,832

		14,291,722

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	798,128
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,125,240
Philip Morris International, Inc. 3.250%, 11/10/24	3,000,000	3,051,390
4.500%, 03/26/20	925,000	967,938
Reynolds American, Inc. 4.450%, 06/12/25	1,900,000	2,026,027

		8,968,723

Auto Manufacturers—0.6%
American Honda Finance Corp. 2.300%, 09/09/26 (b)	1,100,000	1,040,083
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,587,390
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,871,770
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	3,001,800
General Motors Financial Co., Inc. 2.400%, 05/09/19	5,000,000	4,995,800
Toyota Motor Credit Corp. 3.300%, 01/12/22 (b)	4,000,000	4,122,760

		17,619,603

Banks—6.4%
Bank of America Corp. 2.625%, 04/19/21 (b)	1,000,000	1,005,070

Banks—(Continued)
Bank of America Corp. 3.300%, 01/11/23	4,075,000	4,169,621
4.100%, 07/24/23	2,905,000	3,086,040
4.200%, 08/26/24	3,000,000	3,162,450
5.875%, 02/07/42	3,000,000	3,967,860
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19 (b)	2,000,000	2,089,160
Barclays plc 5.250%, 08/17/45	2,700,000	3,141,450
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,461,521
Branch Banking & Trust Co. 2.850%, 04/01/21 (b)	3,400,000	3,445,798
Capital One N.A. 2.250%, 09/13/21	3,000,000	2,935,890
Citigroup, Inc. 3.200%, 10/21/26	1,700,000	1,686,655
4.125%, 07/25/28	3,000,000	3,095,220
4.750%, 05/18/46	4,400,000	4,868,160
5.375%, 08/09/20 (b)	2,200,000	2,357,058
Cooperatieve Rabobank UA 5.250%, 05/24/41 (b)	3,640,000	4,584,762
Credit Suisse AG 4.375%, 08/05/20	2,611,000	2,734,344
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	3,000,000	3,093,840
Deutsche Bank AG 4.250%, 10/14/21 (b)	900,000	935,433
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,792,404
Goldman Sachs Group, Inc. (The) 2.300%, 12/13/19	3,000,000	2,993,700
3.850%, 01/26/27	1,900,000	1,950,768
4.017%, 10/31/38 (a)	2,000,000	2,057,800
6.000%, 06/15/20	2,000,000	2,160,680
6.125%, 02/15/33	2,075,000	2,644,297
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,746,371
5.250%, 03/14/44	900,000	1,061,226
6.500%, 09/15/37	905,000	1,193,224
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,999,310
JPMorgan Chase & Co. 2.950%, 10/01/26	2,000,000	1,964,180
3.250%, 09/23/22	2,850,000	2,914,068
3.900%, 07/15/25	4,700,000	4,941,439
4.950%, 03/25/20	2,650,000	2,797,870
6.300%, 04/23/19	1,900,000	2,000,396
KeyBank N.A. 3.300%, 06/01/25	3,800,000	3,868,704
KFW 1.500%, 02/06/19	5,000,000	4,977,000
1.625%, 03/15/21	5,500,000	5,401,000
2.375%, 08/25/21 (b)	1,945,000	1,952,858
2.750%, 09/08/20	2,300,000	2,337,559
Landwirtschaftliche Rentenbank 2.000%, 01/13/25 (b)	3,500,000	3,383,800

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Bank plc 6.375%, 01/21/21	1,500,000	$1,665,255
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (b)	1,900,000	1,911,153
Morgan Stanley 4.300%, 01/27/45	2,900,000	3,126,519
4.350%, 09/08/26	3,800,000	3,989,582
5.625%, 09/23/19	1,900,000	2,002,410
7.250%, 04/01/32	1,850,000	2,563,971
7.300%, 05/13/19	2,460,000	2,622,360
National Australia Bank, Ltd. 2.800%, 01/10/22	1,900,000	1,909,481
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,012,234
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	4,091,144
Royal Bank of Canada 2.150%, 03/15/19	3,915,000	3,915,431
Royal Bank of Scotland Group plc 3.498%, 3M USD LIBOR + 1.480%, 05/15/23 (a) (b)	1,000,000	1,002,070
Santander UK plc 2.375%, 03/16/20 (b)	2,000,000	2,000,440
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,454,566
Toronto-Dominion Bank (The) 2.250%, 11/05/19 (b)	4,000,000	4,001,280
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,110,160
UBS AG 4.875%, 08/04/20	3,500,000	3,709,125
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	4,020,280
3.000%, 01/22/21 (b)	3,400,000	3,448,314
3.000%, 10/23/26	2,000,000	1,960,420
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,444,749
Westpac Banking Corp. 2.800%, 01/11/22 (b)	2,000,000	2,015,600

		174,935,530

Beverages—0.6%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	5,300,000	6,142,011
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	1,165,000	1,271,469
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	287,681
3.200%, 11/01/23 (b)	3,000,000	3,112,740
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.000%, 03/01/29	300,000	404,301
PepsiCo, Inc. 3.600%, 03/01/24 (b)	3,975,000	4,169,576

		15,387,778

Biotechnology—0.5%
Amgen, Inc. 2.600%, 08/19/26	3,200,000	3,067,808
5.700%, 02/01/19	850,000	881,102
6.150%, 06/01/18	1,650,000	1,677,753
Celgene Corp. 4.625%, 05/15/44	4,000,000	4,273,680
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,113,370

		13,013,713

Chemicals—0.6%
Dow Chemical Co. (The) 4.250%, 11/15/20 (b)	2,750,000	2,870,340
9.400%, 05/15/39	650,000	1,111,344
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,222,180
6.000%, 07/15/18	1,000,000	1,021,290
LyondellBasell Industries NV 4.625%, 02/26/55	4,400,000	4,637,732
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20	970,000	1,015,202
Praxair, Inc. 3.000%, 09/01/21	3,950,000	4,021,455

		15,899,543

Computers—0.6%
Apple, Inc. 2.250%, 02/23/21 (b)	3,000,000	2,995,020
2.400%, 05/03/23	2,072,000	2,049,084
4.450%, 05/06/44 (b)	2,944,000	3,345,885
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,474,928
HP, Inc. 4.650%, 12/09/21	3,600,000	3,831,516
International Business Machines Corp. 4.000%, 06/20/42	3,200,000	3,397,568
8.375%, 11/01/19	425,000	472,379

		17,566,380

Cosmetics/Personal Care—0.3%
Procter & Gamble Co. (The) 2.300%, 02/06/22	3,600,000	3,586,608
Unilever Capital Corp. 2.900%, 05/05/27 (b)	1,500,000	1,481,010
5.900%, 11/15/32	1,500,000	1,953,705

		7,021,323

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,855,800
Air Lease Corp. 2.625%, 09/04/18	1,000,000	1,002,870
American Express Credit Corp. 3.300%, 05/03/27	3,000,000	3,041,070

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	$3,957,130
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,923,290
HSBC Finance Corp. 6.676%, 01/15/21	433,000	481,418
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,435,505
Visa, Inc. 2.800%, 12/14/22 (b)	3,000,000	3,042,420

		17,739,503

Electric—1.5%
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,238,850
5.850%, 04/01/18	855,000	862,567
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	1,982,137
6.400%, 06/15/18	1,750,000	1,783,985
DTE Electric Co. 3.700%, 03/15/45 (b)	4,000,000	4,122,120
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,515,260
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	4,043,040
Exelon Corp. 3.400%, 04/15/26	3,000,000	3,011,490
5.625%, 06/15/35	1,500,000	1,844,100
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,271,999
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,982,298
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,806,444
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,306,715
Pacific Gas & Electric Co. 5.400%, 01/15/40 (b)	3,320,000	4,011,855
PacifiCorp 2.950%, 02/01/22	2,800,000	2,845,248
PPL Capital Funding, Inc. 3.400%, 06/01/23	2,000,000	2,039,600
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,325,820

		41,993,528

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19	1,800,000	1,882,296

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,651,116

Food—0.5%
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,764,345
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	3,300,000	3,172,719
Kroger Co. (The) 3.300%, 01/15/21	3,900,000	3,984,240
Mondelez International, Inc. 5.375%, 02/10/20	1,800,000	1,903,032
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,382,480
Tyson Foods, Inc. 3.550%, 06/02/27	1,200,000	1,227,024

		14,433,840

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,290,752
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,453,770

		3,744,522

Gas—0.2%
Nisource Finance Corp. 4.800%, 02/15/44	4,000,000	4,508,880
Sempra Energy 6.150%, 06/15/18	900,000	916,524

		5,425,404

Healthcare-Products—0.7%
Abbott Laboratories
4.750%, 11/30/36	3,000,000	3,367,260
5.125%, 04/01/19	1,073,000	1,109,944
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	2,158,440
Medtronic, Inc. 4.000%, 04/01/43	3,900,000	4,074,876
4.625%, 03/15/45	3,000,000	3,490,920
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,651,872

		17,853,312

Healthcare-Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,970,120
Anthem, Inc. 5.850%, 01/15/36 (b)	1,800,000	2,220,228
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,000,130
UnitedHealth Group, Inc. 3.750%, 07/15/25	3,600,000	3,790,692

		10,981,170

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.9%
Aflac, Inc. 3.625%, 06/15/23 (b)	2,975,000	$3,102,866
Allstate Corp. (The) 7.450%, 05/16/19	1,700,000	1,814,614
American International Group, Inc. 3.300%, 03/01/21	3,000,000	3,059,370
AXA S.A. 8.600%, 12/15/30	1,165,000	1,678,101
Berkshire Hathaway, Inc. 3.125%, 03/15/26	2,900,000	2,929,667
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,153,927
Chubb INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	4,114,040
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	1,038,664
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	4,000,000	4,179,720
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,931,031

		25,002,000

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47	1,400,000	1,456,546
Amazon.com, Inc. 3.800%, 12/05/24 (b)	3,800,000	4,019,792
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,490,310

		6,966,648

Iron/Steel—0.1%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,348,050

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,950,117

Media—1.0%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,562,944
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,800,000	2,925,552
Comcast Corp. 4.650%, 07/15/42	3,670,000	4,149,852
5.650%, 06/15/35	1,500,000	1,872,975
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,117,016
Historic TW, Inc. 6.875%, 06/15/18	1,800,000	1,838,592
Time Warner Cable LLC 5.000%, 02/01/20	1,900,000	1,981,548
6.550%, 05/01/37	100,000	116,942

Media—(Continued)
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	462,133
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,130,896
7.700%, 05/01/32	685,000	961,055
Viacom, Inc. 4.375%, 03/15/43	3,500,000	3,026,380
Walt Disney Co. (The) 2.750%, 08/16/21	1,930,000	1,958,101
2.950%, 06/15/27 (b)	2,000,000	1,989,460

		27,093,446

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	3,314,156
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,300,580
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,228,340

		7,843,076

Miscellaneous Manufacturing—0.3%
General Electric Co. 3.375%, 03/11/24	2,900,000	2,988,160
5.300%, 02/11/21	1,915,000	2,063,087
6.750%, 03/15/32	1,250,000	1,702,287
7.500%, 08/21/35	100,000	141,516
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,199,424

		8,094,474

Multi-National—1.5%
Asian Development Bank 1.625%, 08/26/20 (b)	4,000,000	3,950,280
2.000%, 02/16/22	2,000,000	1,978,620
European Bank for Reconstruction & Development 1.000%, 06/15/18	3,564,000	3,553,344
European Investment Bank 1.625%, 12/15/20 (b)	2,000,000	1,969,820
1.875%, 02/10/25	2,500,000	2,392,795
2.500%, 10/15/24	3,800,000	3,808,246
4.000%, 02/16/21	1,700,000	1,791,987
4.875%, 02/15/36	1,700,000	2,227,782
Inter-American Development Bank 1.750%, 10/15/19	2,000,000	1,990,540
2.125%, 01/15/25	3,900,000	3,811,197
2.375%, 07/07/27	1,500,000	1,474,695
6.800%, 10/15/25	500,000	630,395
7.000%, 06/15/25	200,000	253,944
International Bank for Reconstruction & Development 0.875%, 08/15/19 (b)	3,000,000	2,946,900
2.125%, 03/03/25	3,000,000	2,932,650
7.625%, 01/19/23 (b)	2,970,000	3,702,461
8.875%, 03/01/26	535,000	765,291

		40,180,947

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.6%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	$388,227
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	4,001,673
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,261,376
Chevron Corp. 3.191%, 06/24/23 (b)	3,025,000	3,106,221
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,979,877
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	921,725
Hess Corp. 8.125%, 02/15/19	1,630,000	1,725,665
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,488,080
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,338,600
Petroleos Mexicanos 4.875%, 01/24/22	1,900,000	1,982,441
6.625%, 06/15/35 (b)	3,400,000	3,636,062
Shell International Finance B.V. 1.875%, 05/10/21	5,000,000	4,919,650
4.300%, 09/22/19	1,000,000	1,036,420
4.375%, 05/11/45	1,900,000	2,136,360
Statoil ASA 3.250%, 11/10/24 (b)	3,100,000	3,184,289
6.700%, 01/15/18	300,000	300,462
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	3,012,060
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,666,464

		43,085,652

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23 (b)	4,000,000	4,120,120

Pharmaceuticals—1.1%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,432,160
Allergan Funding SCS 3.800%, 03/15/25 (b)	2,400,000	2,442,600
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,222,368
Express Scripts Holding Co. 4.500%, 02/25/26 (b)	2,700,000	2,861,244
6.125%, 11/15/41	313,000	383,096
Johnson & Johnson 5.950%, 08/15/37 (b)	910,000	1,249,112
Merck & Co., Inc. 2.400%, 09/15/22 (b)	4,000,000	3,985,120
6.550%, 09/15/37	1,000,000	1,421,400
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	375,552

Pharmaceuticals—(Continued)
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	944,325
Sanofi 4.000%, 03/29/21	2,775,000	2,920,798
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	2,930,820
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	3,000,000	2,613,390
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,414,938

		31,196,923

Pipelines—1.0%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	287,388
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,400,650
Energy Transfer L.P. 4.650%, 06/01/21	1,950,000	2,046,349
5.150%, 03/15/45	2,600,000	2,528,500
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	3,800,000	3,955,686
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,315,960
Kinder Morgan, Inc. 4.300%, 06/01/25 (b)	1,000,000	1,039,860
Sabine Pass Liquefaction LLC 5.625%, 04/15/23	2,700,000	2,960,523
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,271,445
7.625%, 04/01/37	640,000	828,666
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,369,268
Williams Partners L.P. 5.250%, 03/15/20	3,575,000	3,778,632

		26,782,927

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	928,181
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,077,823
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,525,410
HCP, Inc. 5.375%, 02/01/21 (b)	2,591,000	2,781,387
Kimco Realty Corp. 6.875%, 10/01/19	550,000	591,338
Simon Property Group L.P. 3.300%, 01/15/26 (b)	3,800,000	3,808,208

		14,712,347

Retail—1.0%
CVS Health Corp. 2.250%, 12/05/18	3,930,000	3,936,091

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Home Depot, Inc. (The) 2.000%, 04/01/21	3,000,000	$2,972,490
4.400%, 04/01/21	1,450,000	1,538,436
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,597,305
McDonald’s Corp. 3.700%, 01/30/26 (b)	6,000,000	6,248,520
5.350%, 03/01/18	885,000	890,230
Target Corp. 4.000%, 07/01/42 (b)	2,000,000	2,066,980
6.350%, 11/01/32	708,000	910,587
Wal-Mart Stores, Inc. 2.550%, 04/11/23	4,000,000	4,016,760
5.250%, 09/01/35	935,000	1,186,291
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19 (b)	3,000,000	3,017,070

		28,380,760

Semiconductors—0.2%
Intel Corp. 2.700%, 12/15/22	2,000,000	2,022,100
QUALCOMM, Inc. 3.450%, 05/20/25	4,000,000	3,999,320

		6,021,420

Software—1.1%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,311,188
Fidelity National Information Services, Inc. 2.850%, 10/15/18	4,000,000	4,023,920
Microsoft Corp. 2.000%, 11/03/20 (b)	3,000,000	2,987,880
3.125%, 11/03/25 (b)	5,100,000	5,209,854
3.300%, 02/06/27	2,000,000	2,064,620
4.200%, 06/01/19 (b)	2,700,000	2,783,484
4.250%, 02/06/47	3,000,000	3,431,370
Oracle Corp. 2.375%, 01/15/19 (b)	3,885,000	3,899,880
4.125%, 05/15/45	4,200,000	4,526,844

		31,239,040

Telecommunications—1.5%
AT&T, Inc. 4.100%, 02/15/28 (144A)	6,987,000	7,007,821
4.125%, 02/17/26 (b)	3,000,000	3,063,570
4.500%, 03/09/48	2,100,000	1,965,453
5.150%, 11/15/46 (144A)	1,308,000	1,334,186
5.300%, 08/14/58	2,500,000	2,510,025
5.800%, 02/15/19	1,700,000	1,764,413
7.125%, 12/15/31 (144A)	100,000	126,171
British Telecommunications plc 9.125%, 12/15/30	1,000,000	1,491,910
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,645,980

Telecommunications—(Continued)
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,495,620
Orange S.A. 5.500%, 02/06/44 (b)	2,400,000	2,958,144
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	823,016
Telefonica Emisiones S.A.U. 4.103%, 03/08/27 (b)	1,900,000	1,958,577
Verizon Communications, Inc. 2.946%, 03/15/22 (b)	1,690,000	1,701,644
3.376%, 02/15/25 (144A)	2,078,000	2,089,138
4.812%, 03/15/39	3,927,000	4,109,174
5.012%, 04/15/49	2,032,000	2,130,186
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,713,325

		41,888,353

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	4,235,634
CSX Corp. 6.150%, 05/01/37	1,600,000	2,095,376
FedEx Corp. 4.550%, 04/01/46	1,000,000	1,096,510
8.000%, 01/15/19	675,000	714,352
Norfolk Southern Corp. 3.000%, 04/01/22 (b)	1,911,000	1,937,754
5.590%, 05/17/25	28,000	32,195
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,560,444
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	788,424

		12,460,689

Total Corporate Bonds & Notes (Cost $742,030,516)		758,775,995

Foreign Government—1.7%

Electric—0.1%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,206,990

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,930,856
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	283,185
Province of Ontario Canada 2.450%, 06/29/22 (b)	4,000,000	3,989,520
4.400%, 04/14/20	2,100,000	2,199,498
Province of Quebec Canada 7.500%, 07/15/23	350,000	433,164

		8,836,223

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—1.3%
Canada Government International Bond 1.625%, 02/27/19	4,000,000	$3,988,720
Colombia Government International Bonds
5.000%, 06/15/45 (b)	1,000,000	1,065,460
8.125%, 05/21/24 (b)	1,500,000	1,904,400
Export-Import Bank of Korea 2.250%, 01/21/20	2,000,000	1,979,840
Japan Bank for International Cooperation 1.750%, 05/28/20	5,000,000	4,927,450
Mexico Government International Bonds 5.750%, 10/12/10	2,000,000	2,118,900
6.750%, 09/27/34	1,050,000	1,363,572
8.000%, 09/24/22	2,200,000	2,758,272
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,446,460
Peruvian Government International Bond 8.750%, 11/21/33 (b)	1,450,000	2,291,116
Philippine Government International Bond 5.000%, 01/13/37	1,740,000	2,057,967
Poland Government International Bond 3.250%, 04/06/26	2,000,000	2,047,060
Republic of Korea 7.125%, 04/16/19	4,900,000	5,192,138
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	2,049,378

		35,190,733

Total Foreign Government (Cost $44,958,022)		45,233,946

Mortgage-Backed Securities—1.3%

Commercial Mortgage-Backed Securities—1.3%
CD Mortgage Trust 2.724%, 08/10/49	1,664,000	1,616,616
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.765%, 02/10/49	1,539,000	1,612,003
3.902%, 07/10/50	1,835,000	1,930,625
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	3,988,794
Credit Suisse Mortgage Capital Certificates Trust 3.795%, 12/15/49 (a)	2,889,000	3,017,191
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,881,249
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	2,980,379
3.377%, 05/10/45	2,608,735	2,668,367
4.243%, 08/10/46	966,000	1,035,037
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	4,041,031
3.801%, 08/15/48	1,534,000	1,606,636
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	3,850,000	3,977,075
3.635%, 10/15/48	1,547,000	1,608,561
3.732%, 05/15/48	3,750,000	3,932,062

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,066,243

Total Mortgage-Backed Securities (Cost $37,025,984)		36,961,869

Municipals—0.6%
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,160,000	2,983,219
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	2,000,000	2,563,680
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	3,500,000	5,402,320
Oregon School Boards Association, General Obligation Unlimited 5.680%, 06/30/28	1,900,000	2,245,971
State of California, General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,000,000	2,983,720
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,227,958

Total Municipals (Cost $14,830,925)		17,406,868

Asset-Backed Securities—0.5%

Asset-Backed - Automobile—0.2%
Ally Auto Receivables Trust 1.990%, 11/15/21	2,990,000	2,968,107
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,491,225
Honda Auto Receivables Owner Trust 1.330%, 11/18/22	1,011,000	995,136

		5,454,468

Asset-Backed - Credit Card—0.3%
Citibank Credit Card Issuance Trust 2.150%, 07/15/21	2,980,000	2,982,972
2.880%, 01/23/23	4,924,000	5,007,286

		7,990,258

Total Asset-Backed Securities (Cost $13,509,362)		13,444,726

Short-Term Investments—0.9%

Discount Notes—0.5%
Fannie Mae 1.047%, 01/08/18 (c)	200,000	199,957
Federal Home Loan Bank 1.075%, 01/22/18 (c)	500,000	499,642
1.135%, 01/24/18 (c)	8,100,000	8,093,617
1.222%, 02/09/18 (c)	2,000,000	1,997,214
1.292%, 02/16/18 (c)	3,300,000	3,294,555

		14,084,985

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.4%
U.S. Treasury Bills 0.793%, 01/04/18 (c)	7,700,000	$7,699,515
1.140%, 01/18/18 (c)	2,000,000	1,998,899
1.179%, 02/01/18 (c)	600,000	599,367

		10,297,781

Total Short-Term Investments (Cost $24,383,020)		24,382,766

Securities Lending Reinvestments (d)—9.6%

Certificates of Deposit—6.2%
Agricultural Bank of China 1.870%, 02/15/18	2,000,000	2,000,058
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (a)	6,000,000	5,999,580
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (a)	10,000,000	10,000,620
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (a)	5,000,000	5,000,640
Chiba Bank, Ltd., New York 1.560%, 02/07/18	5,000,000	4,999,385
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (a)	8,000,000	8,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (a)	7,000,000	7,000,350
1.681%, 1M LIBOR + 0.190%, 04/16/18 (a)	5,000,000	5,000,295
Danske Bank A/S 1.680%, 03/19/18	8,500,000	8,499,150
KBC Bank NV 1.550%, 01/26/18	2,000,000	2,000,060
1.550%, 01/29/18	7,500,000	7,500,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (a)	5,000,000	4,999,520
1.681%, 1M LIBOR + 0.190%, 04/16/18 (a)	2,500,000	2,499,932
1.769%, 1M LIBOR + 0.200%, 05/30/18 (a)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.632%, 1M LIBOR + 0.200%, 04/11/18 (a)	5,000,000	5,002,649
1.691%, 1M LIBOR + 0.200%, 04/18/18 (a)	2,500,000	2,499,648
1.769%, 1M LIBOR + 0.200%, 05/29/18 (a)	2,000,000	1,999,844
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (a)	8,000,000	8,000,208
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (a)	2,000,000	1,999,956
1.722%, 1M LIBOR + 0.170%, 02/23/18 (a)	8,000,000	8,000,168
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (a)	4,000,000	3,999,864
Standard Chartered plc 1.460%, 02/02/18	8,000,000	7,998,976
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (a)	2,500,000	2,499,773

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (a)	2,500,000	2,499,610
1.579%, 1M LIBOR + 0.200%, 02/05/18 (a)	3,000,000	3,000,105
1.612%, 1M LIBOR + 0.180%, 04/11/18 (a)	2,500,000	2,499,925
1.634%, 1M LIBOR + 0.190%, 04/12/18 (a)	3,000,000	2,999,826
1.661%, 1M LIBOR + 0.170%, 02/16/18 (a)	4,000,000	4,000,276
1.754%, 1M LIBOR + 0.190%, 04/26/18 (a)	2,500,000	2,499,980
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (a)	7,500,000	7,500,750
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (a)	12,000,000	12,004,128
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (a)	7,000,000	6,999,468

		168,505,385

Commercial Paper—2.1%
Bank of China, Ltd. 1.900%, 02/12/18	9,967,278	9,980,470
Canadian Imperial Bank 1.700%, 03/19/18	4,977,806	4,982,215
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
Kells Funding LLC 1.400%, 03/01/18	4,964,417	4,987,360
Macquarie Bank, Ltd., London 1.620%, 03/06/18	5,477,725	5,484,496
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (a)	3,000,000	2,999,985
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (a)	8,000,000	8,001,728
1.750%, 03/08/18	2,489,913	2,493,040
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (a)	10,000,000	9,999,720

		56,405,964

Repurchase Agreements—1.2%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $2,164,240 on 01/02/18, collateralized by $2,186,721 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $2,208,914.	2,163,822	2,163,822
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,535,460 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,500,528 on 01/02/18, collateralized by $2,575,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $2,550,013.	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $2,000,422 on 01/02/18, collateralized by $2,052,020 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $2,040,008.	2,000,000	$2,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $7,583,315 on 04/03/18, collateralized by $47,640 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $8,341,659.	7,500,000	7,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $4,217,341 on 04/02/18, collateralized by various Common Stock with a value of $4,510,001.	4,100,000	4,100,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $8,106,818 on 04/02/18, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $3,824,548 on 01/02/18, collateralized by various Common Stock with a value of $4,231,879.	3,800,000	3,800,000
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000

		32,563,822

Time Deposit—0.1%
OP Corporate Bank plc 1.990%, 01/12/18	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $259,466,138)		259,475,171

Total Investments—109.4% (Cost $2,930,104,811)		2,976,075,137
Other assets and liabilities (net)—(9.4)%		(256,459,751)

Net Assets—100.0%		$2,719,615,386

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $252,941,440 and the collateral received consisted of cash in the amount of $259,415,825. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $10,557,316, which is 0.4% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(LIBOR)—	London InterBank Offered Rate

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,820,393,796	$—	$1,820,393,796
Total Corporate Bonds & Notes*	—	758,775,995	—	758,775,995
Total Foreign Government*	—	45,233,946	—	45,233,946
Total Mortgage-Backed Securities*	—	36,961,869	—	36,961,869
Total Municipals	—	17,406,868	—	17,406,868
Total Asset-Backed Securities*	—	13,444,726	—	13,444,726
Short-Term Investments
Discount Notes	—	14,084,985	—	14,084,985
U.S. Treasury	—	10,297,781	—	10,297,781
Total Short-Term Investments	—	24,382,766	—	24,382,766
Total Securities Lending Reinvestments*	—	259,475,171	—	259,475,171
Total Investments	$—	$2,976,075,137	$—	$2,976,075,137

Collateral for Securities Loaned (Liability)	$—	$(259,415,825)	$—	$(259,415,825)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,976,075,137
Cash	18,572
Receivable for:
Investments sold	2,969,405
Fund shares sold	6,536,717
Interest	17,981,522
Prepaid expenses	7,136

Total Assets	3,003,588,489
Liabilities
Collateral for securities loaned	259,415,825
Payables for:
Investments purchased	22,415,101
Fund shares redeemed	889,368
Accrued Expenses:
Management fees	555,504
Distribution and service fees	293,638
Deferred trustees’ fees	116,106
Other expenses	287,561

Total Liabilities	283,973,103

Net Assets	$2,719,615,386

Net Assets Consist of:
Paid in surplus	$2,670,981,516
Undistributed net investment income	76,054,727
Accumulated net realized loss	(73,391,183)
Unrealized appreciation on investments	45,970,326

Net Assets	$2,719,615,386

Net Assets
Class A	$1,373,346,794
Class B	953,731,397
Class E	59,910,977
Class G	332,626,218
Capital Shares Outstanding*
Class A	125,938,634
Class B	89,360,354
Class E	5,525,772
Class G	31,278,037
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.90
Class B	10.67
Class E	10.84
Class G	10.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,930,104,811.
(b)	Includes securities loaned at value of $252,941,440.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest	$73,576,006
Securities lending income	1,140,048

Total investment income	74,716,054
Expenses
Management fees	6,743,419
Administration fees	85,109
Custodian and accounting fees	240,972
Distribution and service fees—Class B	2,426,241
Distribution and service fees—Class E	91,794
Distribution and service fees—Class G	987,749
Audit and tax services	90,868
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	261,860
Insurance	18,190
Miscellaneous	26,273

Total expenses	11,064,848
Less management fee waiver	(229,605)

Net expenses	10,835,243

Net Investment Income	63,880,811

Net Realized and Unrealized Gain
Net realized gain on investments	7,610,419

Net change in unrealized appreciation on investments	12,433,886

Net realized and unrealized gain	20,044,305

Net Increase in Net Assets From Operations	$83,925,116

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$63,880,811	$60,072,739
Net realized gain	7,610,419	4,607,161
Net change in unrealized appreciation (depreciation)	12,433,886	(9,700,851)

Increase in net assets from operations	83,925,116	54,979,049

From Distributions to Shareholders
Net investment income
Class A	(38,670,834)	(35,505,596)
Class B	(26,417,841)	(25,827,980)
Class E	(1,698,687)	(1,710,890)
Class G	(8,827,881)	(8,916,198)

Total distributions	(75,615,243)	(71,960,664)

Increase in net assets from capital share transactions	50,385,070	202,342,319

Total increase in net assets	58,694,943	185,360,704

Net Assets
Beginning of period	2,660,920,443	2,475,559,739

End of period	$2,719,615,386	$2,660,920,443

Undistributed net investment income
End of period	$76,054,727	$75,280,892

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	9,597,934	$104,655,031	14,977,122	$167,041,241
Reinvestments	3,574,014	38,670,834	3,198,702	35,505,596
Redemptions	(6,734,519)	(73,618,212)	(6,472,663)	(72,124,890)

Net increase	6,437,429	$69,707,653	11,703,161	$130,421,947

Class B
Sales	3,934,275	$41,976,475	6,937,312	$75,769,716
Reinvestments	2,489,900	26,417,841	2,373,895	25,827,980
Redemptions	(8,608,962)	(92,021,533)	(8,757,227)	(95,246,249)

Net increase (decrease)	(2,184,787)	$(23,627,217)	553,980	$6,351,447

Class E
Sales	294,447	$3,195,564	218,707	$2,421,191
Reinvestments	157,724	1,698,687	154,832	1,710,890
Redemptions	(616,136)	(6,685,675)	(858,121)	(9,490,766)

Net decrease	(163,965)	$(1,791,424)	(484,582)	$(5,358,685)

Class G
Sales	4,460,762	$47,491,947	15,083,718	$163,746,308
Reinvestments	835,183	8,827,881	821,769	8,916,198
Redemptions	(4,717,044)	(50,223,770)	(9,352,634)	(101,734,896)

Net increase	578,901	$6,096,058	6,552,853	$70,927,610

Increase derived from capital shares transactions		$50,385,070		$202,342,319

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.87	$10.92	$11.22	$10.93	$11.59

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments	0.08	(0.01)	(0.25)	0.33	(0.55)

Total from investment operations	0.35	0.26	0.03	0.62	(0.26)

Less Distributions
Distributions from net investment income	(0.32)	(0.31)	(0.33)	(0.33)	(0.40)

Total distributions	(0.32)	(0.31)	(0.33)	(0.33)	(0.40)

Net Asset Value, End of Period	$10.90	$10.87	$10.92	$11.22	$10.93

Total Return (%) (b)	3.26	2.35	0.25	5.81	(2.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.28	0.28
Ratio of net investment income to average net assets (%)	2.50	2.39	2.48	2.62	2.65
Portfolio turnover rate (%)	22	16	18	13	18
Net assets, end of period (in millions)	$1,373.3	$1,299.2	$1,177.2	$1,008.2	$797.4

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.70	$10.99	$10.72	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.23	0.24	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.07	0.01	(0.23)	0.32	(0.54)

Total from investment operations	0.31	0.24	0.01	0.58	(0.28)

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.30)	(0.31)	(0.37)

Total distributions	(0.29)	(0.29)	(0.30)	(0.31)	(0.37)

Net Asset Value, End of Period	$10.67	$10.65	$10.70	$10.99	$10.72

Total Return (%) (b)	2.96	2.14	0.09	5.48	(2.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.53	0.53
Ratio of net investment income to average net assets (%)	2.25	2.14	2.23	2.37	2.40
Portfolio turnover rate (%)	22	16	18	13	18
Net assets, end of period (in millions)	$953.7	$974.5	$973.6	$997.1	$964.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.81	$10.86	$11.15	$10.87	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.26	0.27	0.28
Net realized and unrealized gain (loss) on investments	0.09	(0.01)	(0.24)	0.33	(0.55)

Total from investment operations	0.34	0.24	0.02	0.60	(0.27)

Less Distributions
Distributions from net investment income	(0.31)	(0.29)	(0.31)	(0.32)	(0.38)

Total distributions	(0.31)	(0.29)	(0.31)	(0.32)	(0.38)

Net Asset Value, End of Period	$10.84	$10.81	$10.86	$11.15	$10.87

Total Return (%) (b)	3.12	2.19	0.19	5.58	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.43	0.43
Ratio of net investment income to average net assets (%)	2.35	2.24	2.33	2.47	2.50
Portfolio turnover rate (%)	22	16	18	13	18
Net assets, end of period (in millions)	$59.9	$61.5	$67.0	$76.9	$82.2

	Class G
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.61	$10.67	$10.97	$10.70	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.08	0.00	(0.25)	0.33	(0.54)

Total from investment operations	0.31	0.23	(0.01)	0.58	(0.28)

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.29)	(0.31)	(0.37)

Total distributions	(0.29)	(0.29)	(0.29)	(0.31)	(0.37)

Net Asset Value, End of Period	$10.63	$10.61	$10.67	$10.97	$10.70

Total Return (%) (b)	2.94	2.09	(0.06)	5.46	(2.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.58	0.58
Ratio of net investment income to average net assets (%)	2.20	2.09	2.18	2.32	2.35
Portfolio turnover rate (%)	22	16	18	13	18
Net assets, end of period (in millions)	$332.6	$325.7	$257.7	$223.3	$169.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,563,822. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(78,942,857)	$—	$—	$—	$(78,942,857)
Foreign Government	(7,485,021)	—	—	—	(7,485,021)
U.S. Treasury & Government Agencies	(172,987,947)	—	—	—	(172,987,947)
Total	$(259,415,825)	$—	$—	$—	$(259,415,825)
Total Borrowings	$(259,415,825)	$—	$—	$—	$(259,415,825)
Gross amount of recognized liabilities for securities lending transactions					$(259,415,825)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$464,084,722	$164,786,097	$421,964,728	$158,115,949

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisersis the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $6,743,419.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $604,605.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The agreements were effective from March 6, 2017. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,959,178,155
Gross unrealized appreciation	60,291,429
Gross unrealized depreciation	(43,394,446)

Net unrealized appreciation (depreciation)	$16,896,983

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$75,615,243	$71,960,664	$—	$—	$75,615,243	$71,960,664
As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$76,170,832	$—	$16,896,983	$(44,317,839)	$48,749,976

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses of $7,744,801 and post-enactment long-term accumulated capital losses of $36,573,038.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Aggregate Bond Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-30

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-34

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index). The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-35

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 15.95%, 15.63%, 15.80%, and 15.60%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) Mid Cap 400 Index1, returned 16.24%.

MARKET ENVIRONMENT / CONDITIONS

During the year, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings and U.S. tax reform. Companies that reported better than expected earnings include Apple, Home Depot, Kraft, and NVIDIA. The equity markets also reacted positively to recovering oil prices and better than expected macroeconomic data, including U.S. retail sales, U.S. housing starts, and the U.S. unemployment rate. Equity markets remained resilient throughout the year despite three rate hikes by the Federal Reserve (the “Fed”), geopolitical tensions in Korea and the Middle East, and domestic political risks in the U.S. and Europe. Political risks included special counsel Robert Mueller’s ongoing investigation into foreign influence on the U.S. presidential election and Spain dissolving Catalan’s parliament. Other factors that weighed on the equity markets included concerns that the Fed would raise rates more than expected, terrorist attacks around the world, and the impact of natural disasters including Hurricane Harvey and the Western wildfires. Equity markets ended the year at record levels after President Trump signed into law the biggest overhaul to the tax system in three decades, continued mergers and acquisitions activity, and Fed Chair Yellen’s comments that the global economic recovery was “increasingly broad-based.”

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target range for the Federal Funds Rate to 1.25% to 1.50%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising at a solid rate. The FOMC also stated that household spending had been expanding at a moderate pace and growth in business fixed investment had picked up in recent quarters.

Nine of the eleven sectors comprising the S&P Mid Cap 400 Index experienced positive returns for the year. Information Technology (17.6% beginning weight in the benchmark), up 24.8%, was the best-performing sector and had the largest positive impact on the benchmark return. Industrials (14.9% beginning weight), up 23.6%; and Health Care (7.5% beginning weight), up 22.7%, were the next best-performing sectors. Telecom Services (0.2% beginning weight), down 41.2%; and Energy (4.0% beginning weight), down 15.8%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Chemours, up 126.0%; NVR, up 110.2%; and Take-Two Interactive, up 89.2%. The stocks with the largest negative impact were Frontier Communications, down 73.5%; Nabors Industries, down 57.1%; and Mallinckrodt, down 52.4%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Full Replication strategy versus the S&P Mid Cap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P Mid Cap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	15.95	14.73	9.74	—
Class B	15.63	14.44	9.46	—
Class E	15.80	14.56	9.57	—
Class G	15.60	14.93	—	16.58
S&P MidCap 400 Index	16.24	15.01	9.96	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Take-Two Interactive Software, Inc.	0.7
SVB Financial Group	0.7
NVR, Inc.	0.7
SPDR S&P MidCap 400 ETF Trust	0.6
MSCI, Inc.	0.6
Teleflex, Inc.	0.6
Huntington Ingalls Industries, Inc.	0.6
Cognex Corp.	0.6
Broadridge Financial Solutions, Inc.	0.6
Trimble, Inc.	0.6

Top Sectors

% of Net Assets
Financials	17.5
Information Technology	16.9
Industrials	15.4
Consumer Discretionary	11.8
Real Estate	8.9
Health Care	7.2
Materials	7.0
Utilities	5.1
Energy	4.2
Consumer Staples	3.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.30%	$1,000.00	$1,095.20	$1.58
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$1,093.90	$2.90
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$1,094.30	$2.38
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$1,093.90	$3.17
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Curtiss-Wright Corp.	27,921	$3,402,174
Esterline Technologies Corp. (a)	16,695	1,247,117
Huntington Ingalls Industries, Inc.	28,731	6,771,897
KLX, Inc. (a)	32,536	2,220,582
Orbital ATK, Inc.	36,499	4,799,618
Teledyne Technologies, Inc. (a)	22,421	4,061,564

		22,502,952

Airlines—0.4%
JetBlue Airways Corp. (a) (b)	202,877	4,532,272

Auto Components—0.9%
Cooper Tire & Rubber Co. (c)	32,441	1,146,789
Dana, Inc.	91,661	2,934,069
Delphi Technologies plc (a)	56,278	2,952,907
Gentex Corp.	179,628	3,763,206

		10,796,971

Automobiles—0.4%
Thor Industries, Inc.	31,007	4,673,375

Banks—8.3%
Associated Banc-Corp.	95,643	2,429,332
BancorpSouth Bank	53,152	1,671,630
Bank of Hawaii Corp. (c)	26,877	2,303,359
Bank of the Ozarks, Inc.	76,831	3,722,462
Cathay General Bancorp	48,067	2,026,985
Chemical Financial Corp.	45,029	2,407,701
Commerce Bancshares, Inc.	59,417	3,317,845
Cullen/Frost Bankers, Inc.	36,368	3,442,231
East West Bancorp, Inc.	91,454	5,563,147
First Horizon National Corp.	205,370	4,105,346
FNB Corp.	204,510	2,826,328
Fulton Financial Corp. (c)	110,801	1,983,338
Hancock Holding Co.	53,895	2,667,802
Home BancShares, Inc.	100,019	2,325,442
International Bancshares Corp.	34,281	1,360,956
MB Financial, Inc.	53,042	2,361,430
PacWest Bancorp	81,579	4,111,582
Pinnacle Financial Partners, Inc.	46,672	3,094,354
Prosperity Bancshares, Inc.	43,966	3,080,698
Signature Bank (a)	33,966	4,662,173
Sterling Bancorp	142,175	3,497,505
SVB Financial Group (a)	33,370	7,800,905
Synovus Financial Corp.	75,651	3,626,709
TCF Financial Corp.	108,783	2,230,051
Texas Capital Bancshares, Inc. (a)	31,400	2,791,460
Trustmark Corp.	42,860	1,365,520
UMB Financial Corp.	27,765	1,996,859
Umpqua Holdings Corp.	139,329	2,898,043
United Bankshares, Inc.	66,429	2,308,408
Valley National Bancorp	167,160	1,875,535
Webster Financial Corp.	58,257	3,271,713
Wintrust Financial Corp.	35,383	2,914,498

		96,041,347

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a)	5,482	1,047,610

Biotechnology—0.7%
Bioverativ, Inc. (a)	68,434	3,689,961
United Therapeutics Corp. (a)	27,340	4,044,953

		7,734,914

Building Products—0.4%
Lennox International, Inc.	23,788	4,954,089

Capital Markets—3.5%
Eaton Vance Corp.	74,709	4,212,841
FactSet Research Systems, Inc. (c)	24,746	4,770,039
Federated Investors, Inc. - Class B (c)	60,006	2,165,016
Interactive Brokers Group, Inc. - Class A	45,222	2,677,595
Janus Henderson Group plc	114,123	4,366,346
Legg Mason, Inc.	54,098	2,271,034
MarketAxess Holdings, Inc.	23,781	4,797,817
MSCI, Inc.	56,982	7,210,502
SEI Investments Co.	82,697	5,942,606
Stifel Financial Corp.	43,320	2,580,139

		40,993,935

Chemicals—2.9%
Ashland Global Holdings, Inc.	39,319	2,799,513
Cabot Corp.	39,196	2,414,082
Chemours Co. (The)	117,154	5,864,729
Minerals Technologies, Inc.	22,377	1,540,656
NewMarket Corp. (c)	5,850	2,324,732
Olin Corp. (c)	105,193	3,742,767
PolyOne Corp.	51,125	2,223,938
RPM International, Inc.	84,490	4,428,966
Scotts Miracle-Gro Co. (The)	25,870	2,767,831
Sensient Technologies Corp.	27,508	2,012,210
Valvoline, Inc.	128,203	3,212,767

		33,332,191

Commercial Services & Supplies—1.8%
Brink’s Co. (The)	31,940	2,513,678
Clean Harbors, Inc. (a) (c)	32,780	1,776,676
Copart, Inc. (a)	127,240	5,495,496
Deluxe Corp.	30,447	2,339,548
Herman Miller, Inc.	37,822	1,514,771
HNI Corp.	27,476	1,059,749
MSA Safety, Inc.	21,416	1,660,168
Pitney Bowes, Inc.	118,145	1,320,861
Rollins, Inc. (c)	60,682	2,823,533

		20,504,480

Communications Equipment—1.0%
ARRIS International plc (a)	111,683	2,869,136
Ciena Corp. (a)	90,280	1,889,561
InterDigital, Inc.	21,962	1,672,406
NetScout Systems, Inc. (a)	55,135	1,678,861
Plantronics, Inc.	20,921	1,054,000

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
ViaSat, Inc. (a) (c)	34,268	$2,564,960

		11,728,924

Construction & Engineering—1.3%
AECOM (a)	99,730	3,704,969
Dycom Industries, Inc. (a) (c)	19,576	2,181,354
EMCOR Group, Inc.	37,212	3,042,081
Granite Construction, Inc. (c)	25,214	1,599,324
KBR, Inc.	88,630	1,757,533
Valmont Industries, Inc.	14,305	2,372,484

		14,657,745

Construction Materials—0.3%
Eagle Materials, Inc.	30,766	3,485,788

Consumer Finance—0.3%
SLM Corp. (a)	273,261	3,087,849

Containers & Packaging—1.2%
AptarGroup, Inc.	39,414	3,400,640
Bemis Co., Inc.	57,453	2,745,679
Greif, Inc. - Class A	16,346	990,241
Owens-Illinois, Inc. (a)	103,126	2,286,303
Silgan Holdings, Inc.	46,788	1,375,099
Sonoco Products Co.	62,889	3,341,922

		14,139,884

Distributors—0.3%
Pool Corp.	25,414	3,294,925

Diversified Consumer Services—0.8%
Adtalem Global Education, Inc.	38,383	1,614,005
Graham Holdings Co. - Class B	2,928	1,634,849
Service Corp. International	118,614	4,426,674
Sotheby’s (a)	23,585	1,216,986

		8,892,514

Electric Utilities—1.8%
Great Plains Energy, Inc.	136,448	4,399,084
Hawaiian Electric Industries, Inc. (c)	68,829	2,488,168
IDACORP, Inc.	31,883	2,912,831
OGE Energy Corp.	126,355	4,158,343
PNM Resources, Inc. (c)	50,398	2,038,599
Westar Energy, Inc.	89,873	4,745,294

		20,742,319

Electrical Equipment—0.7%
EnerSys	26,653	1,855,848
Hubbell, Inc.	34,611	4,684,253
Regal-Beloit Corp.	28,032	2,147,251

		8,687,352

Electronic Equipment, Instruments & Components—5.0%
Arrow Electronics, Inc. (a)	55,662	4,475,782

Electronic Equipment, Instruments & Components—(Continued)
Avnet, Inc.	76,511	3,031,366
Belden, Inc.	26,684	2,059,204
Cognex Corp.	109,569	6,701,240
Coherent, Inc. (a)	15,585	4,398,399
IPG Photonics Corp. (a)	23,747	5,084,945
Jabil, Inc.	111,764	2,933,805
Keysight Technologies, Inc. (a)	117,284	4,879,014
Knowles Corp. (a)	56,573	829,360
Littelfuse, Inc.	14,371	2,842,871
National Instruments Corp. (c)	67,833	2,823,888
SYNNEX Corp.	18,459	2,509,501
Tech Data Corp. (a)	21,965	2,151,911
Trimble, Inc. (a)	159,292	6,473,627
VeriFone Systems, Inc. (a) (c)	70,990	1,257,233
Vishay Intertechnology, Inc.	83,438	1,731,339
Zebra Technologies Corp. - Class A (a)	33,653	3,493,181

		57,676,666

Energy Equipment & Services—1.5%
Core Laboratories NV	27,909	3,057,431
Diamond Offshore Drilling, Inc. (a) (c)	40,806	758,584
Dril-Quip, Inc. (a) (c)	23,955	1,142,653
Ensco plc - Class A (c)	275,874	1,630,415
Nabors Industries, Ltd.	200,945	1,372,454
Oceaneering International, Inc.	62,176	1,314,401
Patterson-UTI Energy, Inc.	140,742	3,238,473
Rowan Cos. plc - Class A (a) (c)	71,886	1,125,735
Superior Energy Services, Inc. (a)	96,857	932,733
Transocean, Ltd. (a)	247,504	2,643,343

		17,216,222

Equity Real Estate Investment Trusts—8.5%
Alexander & Baldwin, Inc.	29,247	811,312
American Campus Communities, Inc.	86,319	3,541,669
Camden Property Trust	58,630	5,397,478
CoreCivic, Inc.	74,789	1,682,752
CoreSite Realty Corp.	21,634	2,464,113
Corporate Office Properties Trust	63,023	1,840,272
Cousins Properties, Inc. (c)	265,734	2,458,039
CyrusOne, Inc.	57,761	3,438,512
DCT Industrial Trust, Inc.	58,926	3,463,670
Douglas Emmett, Inc.	100,824	4,139,833
Education Realty Trust, Inc. (c)	47,929	1,673,681
EPR Properties	40,548	2,654,272
First Industrial Realty Trust, Inc.	75,827	2,386,276
Geo Group, Inc. (The)	78,476	1,852,034
Healthcare Realty Trust, Inc.	79,019	2,538,090
Highwoods Properties, Inc.	65,327	3,325,798
Hospitality Properties Trust	103,985	3,103,952
JBG SMITH Properties	59,081	2,051,883
Kilroy Realty Corp.	62,247	4,646,738
Lamar Advertising Co. - Class A	53,155	3,946,227
LaSalle Hotel Properties	71,635	2,010,794
Liberty Property Trust	93,273	4,011,672
Life Storage, Inc.	29,445	2,622,666
Mack-Cali Realty Corp.	56,846	1,225,600

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Medical Properties Trust, Inc.	230,405	$3,174,981
National Retail Properties, Inc.	96,205	4,149,322
Omega Healthcare Investors, Inc.	125,323	3,451,395
Potlatch Corp.	25,693	1,282,081
Quality Care Properties, Inc. (a)	59,354	819,679
Rayonier, Inc.	81,576	2,580,249
Sabra Health Care REIT, Inc.	112,769	2,116,674
Senior Housing Properties Trust	150,351	2,879,222
Tanger Factory Outlet Centers, Inc. (c)	59,808	1,585,510
Taubman Centers, Inc.	38,414	2,513,428
Uniti Group, Inc. (a) (c)	104,347	1,856,333
Urban Edge Properties (c)	66,971	1,707,091
Washington Prime Group, Inc. (c)	117,535	836,849
Weingarten Realty Investors	75,563	2,483,756

		98,723,903

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc. (c)	24,194	2,708,277
Sprouts Farmers Market, Inc. (a)	78,301	1,906,629
United Natural Foods, Inc. (a) (c)	32,152	1,584,129

		6,199,035

Food Products—2.5%
Dean Foods Co.	57,622	666,110
Flowers Foods, Inc.	116,708	2,253,632
Hain Celestial Group, Inc. (The) (a)	65,670	2,783,751
Ingredion, Inc.	45,470	6,356,706
Lamb Weston Holdings, Inc.	92,484	5,220,722
Lancaster Colony Corp.	12,328	1,592,901
Post Holdings, Inc. (a)	41,835	3,314,587
Sanderson Farms, Inc.	12,663	1,757,371
Snyder’s-Lance, Inc.	54,261	2,717,391
Tootsie Roll Industries, Inc. (c)	12,036	438,110
TreeHouse Foods, Inc. (a)	36,200	1,790,452

		28,891,733

Gas Utilities—2.1%
Atmos Energy Corp.	70,117	6,022,349
National Fuel Gas Co. (c)	54,148	2,973,267
New Jersey Resources Corp. (c)	54,961	2,209,432
ONE Gas, Inc.	33,071	2,422,782
Southwest Gas Holdings, Inc.	30,201	2,430,577
UGI Corp.	109,555	5,143,607
WGL Holdings, Inc. (c)	32,492	2,789,113

		23,991,127

Health Care Equipment & Supplies—3.0%
ABIOMED, Inc. (a)	26,577	4,980,796
Globus Medical, Inc. - Class A (a) (c)	45,864	1,885,010
Halyard Health, Inc. (a) (c)	29,605	1,367,159
Hill-Rom Holdings, Inc.	41,646	3,510,341
LivaNova plc (a)	27,434	2,192,525
Masimo Corp. (a)	30,077	2,550,530
NuVasive, Inc. (a)	32,248	1,886,186
STERIS plc	53,813	4,707,023

Health Care Equipment & Supplies—(Continued)
Teleflex, Inc.	28,503	7,092,117
West Pharmaceutical Services, Inc.	46,981	4,635,615

		34,807,302

Health Care Providers & Services—1.6%
Acadia Healthcare Co., Inc. (a)	51,680	1,686,318
Encompass Health Corp.	62,470	3,086,643
LifePoint Health, Inc. (a)	24,939	1,241,962
MEDNAX, Inc. (a)	59,256	3,166,641
Molina Healthcare, Inc. (a)	27,815	2,132,854
Owens & Minor, Inc.	38,753	731,657
Tenet Healthcare Corp. (a) (c)	51,091	774,539
WellCare Health Plans, Inc. (a)	28,170	5,665,269

		18,485,883

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a)	114,319	1,663,341
Medidata Solutions, Inc. (a)	36,989	2,343,993

		4,007,334

Hotels, Restaurants & Leisure—2.6%
Brinker International, Inc.	29,288	1,137,546
Buffalo Wild Wings, Inc. (a)	9,815	1,534,575
Cheesecake Factory, Inc. (The) (c)	26,941	1,298,017
Churchill Downs, Inc.	8,199	1,907,907
Cracker Barrel Old Country Store, Inc. (c)	15,182	2,412,268
Domino’s Pizza, Inc.	27,671	5,228,712
Dunkin’ Brands Group, Inc.	57,148	3,684,332
ILG, Inc.	66,713	1,899,986
International Speedway Corp. - Class A	15,473	616,599
Jack in the Box, Inc.	18,617	1,826,514
Papa John’s International, Inc.	16,185	908,140
Six Flags Entertainment Corp. (c)	49,301	3,281,968
Texas Roadhouse, Inc.	41,390	2,180,425
Wendy’s Co. (The) (c)	114,930	1,887,151

		29,804,140

Household Durables—2.0%
CalAtlantic Group, Inc.	48,168	2,716,194
Helen of Troy, Ltd. (a)	17,252	1,662,230
KB Home	53,258	1,701,593
NVR, Inc. (a)	2,201	7,721,592
Tempur Sealy International, Inc. (a)	29,139	1,826,724
Toll Brothers, Inc. (c)	93,120	4,471,622
TRI Pointe Group, Inc. (a)	95,180	1,705,626
Tupperware Brands Corp.	32,197	2,018,752

		23,824,333

Household Products—0.2%
Energizer Holdings, Inc.	38,430	1,843,871

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	39,223	4,457,694

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—4.3%
Alleghany Corp. (a)	9,769	$5,823,203
American Financial Group, Inc.	43,485	4,719,862
Aspen Insurance Holdings, Ltd.	37,587	1,526,032
Brown & Brown, Inc.	73,208	3,767,284
CNO Financial Group, Inc.	106,145	2,620,720
First American Financial Corp.	70,054	3,925,826
Genworth Financial, Inc. - Class A (a)	315,813	982,178
Hanover Insurance Group, Inc. (The)	26,816	2,898,273
Kemper Corp. (c)	30,926	2,130,801
Mercury General Corp. (c)	23,106	1,234,785
Old Republic International Corp.	155,229	3,318,796
Primerica, Inc.	27,996	2,842,994
Reinsurance Group of America, Inc.	40,749	6,353,992
RenaissanceRe Holdings, Ltd.	25,327	3,180,818
W.R. Berkley Corp.	60,878	4,361,909

		49,687,473

Internet Software & Services—0.6%
Cars.com, Inc. (a)	45,284	1,305,991
j2 Global, Inc. (c)	30,629	2,298,094
LogMeIn, Inc.	33,333	3,816,628

		7,420,713

IT Services—3.4%
Acxiom Corp. (a)	50,120	1,381,307
Broadridge Financial Solutions, Inc.	73,744	6,679,732
Convergys Corp. (c)	58,470	1,374,045
CoreLogic, Inc. (a)	52,119	2,408,419
DST Systems, Inc.	38,102	2,364,991
Jack Henry & Associates, Inc.	48,867	5,715,484
Leidos Holdings, Inc.	89,975	5,809,686
MAXIMUS, Inc.	41,213	2,950,027
Sabre Corp. (c)	131,963	2,705,241
Science Applications International Corp.	27,359	2,094,879
Teradata Corp. (a) (c)	76,558	2,944,421
WEX, Inc. (a)	25,249	3,565,916

		39,994,148

Leisure Products—0.6%
Brunswick Corp.	55,482	3,063,716
Polaris Industries, Inc.	36,801	4,562,956

		7,626,672

Life Sciences Tools & Services—0.9%
Bio-Rad Laboratories, Inc. - Class A (a)	12,790	3,052,589
Bio-Techne Corp.	23,703	3,070,724
Charles River Laboratories International, Inc. (a)	29,967	3,279,888
INC Research Holdings, Inc. - Class A (a)	35,650	1,554,340

		10,957,541

Machinery—5.1%
AGCO Corp.	41,723	2,980,274
Crane Co.	31,919	2,847,813
Donaldson Co., Inc.	82,192	4,023,298
Graco, Inc. (c)	106,542	4,817,829

Machinery—(Continued)
IDEX Corp.	48,341	6,379,562
ITT, Inc.	55,678	2,971,535
Kennametal, Inc.	51,280	2,482,465
Lincoln Electric Holdings, Inc.	39,108	3,581,511
Nordson Corp.	32,122	4,702,661
Oshkosh Corp.	47,561	4,322,819
Terex Corp.	50,550	2,437,521
Timken Co. (The)	43,216	2,124,066
Toro Co. (The)	68,186	4,447,773
Trinity Industries, Inc.	96,035	3,597,471
Wabtec Corp. (c)	54,058	4,401,943
Woodward, Inc.	34,871	2,669,026

		58,787,567

Marine—0.2%
Kirby Corp. (a) (c)	33,994	2,270,799

Media—1.4%
AMC Networks, Inc. - Class A (a)	31,875	1,723,800
Cable One, Inc.	2,968	2,087,543
Cinemark Holdings, Inc.	67,058	2,334,960
John Wiley & Sons, Inc. - Class A	28,198	1,854,019
Live Nation Entertainment, Inc. (a)	84,776	3,608,914
Meredith Corp. (c)	25,028	1,653,099
New York Times Co. (The) - Class A	79,650	1,473,525
TEGNA, Inc.	136,106	1,916,372

		16,652,232

Metals & Mining—2.2%
Allegheny Technologies, Inc. (a)	79,635	1,922,389
Carpenter Technology Corp. (c)	29,621	1,510,375
Commercial Metals Co.	73,293	1,562,607
Compass Minerals International, Inc. (c)	21,403	1,546,367
Reliance Steel & Aluminum Co.	46,134	3,957,836
Royal Gold, Inc.	41,414	3,400,917
Steel Dynamics, Inc.	149,922	6,466,136
United States Steel Corp.	110,509	3,888,812
Worthington Industries, Inc.	28,288	1,246,369

		25,501,808

Multi-Utilities—0.9%
Black Hills Corp. (c)	33,840	2,034,122
MDU Resources Group, Inc.	123,571	3,321,589
NorthWestern Corp.	30,746	1,835,536
Vectren Corp.	52,516	3,414,590

		10,605,837

Multiline Retail—0.2%
Big Lots, Inc.	26,860	1,508,189
Dillard’s, Inc. - Class A (c)	13,293	798,245

		2,306,434

Oil, Gas & Consumable Fuels—2.7%
Callon Petroleum Co. (a) (c)	127,704	1,551,604
CNX Resources Corp. (a)	131,030	1,916,969

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Energen Corp. (a)	61,497	$3,540,382
Gulfport Energy Corp. (a)	104,254	1,330,281
HollyFrontier Corp.	112,166	5,745,142
Matador Resources Co. (a)	61,067	1,901,016
Murphy Oil Corp.	102,637	3,186,879
PBF Energy, Inc. - Class A	69,621	2,468,064
QEP Resources, Inc. (a)	152,442	1,458,870
SM Energy Co.	64,975	1,434,648
Southwestern Energy Co. (a)	324,218	1,809,136
World Fuel Services Corp.	42,783	1,203,914
WPX Energy, Inc. (a)	251,727	3,541,799

		31,088,704

Paper & Forest Products—0.4%
Domtar Corp.	39,667	1,964,310
Louisiana-Pacific Corp. (a)	91,662	2,407,044

		4,371,354

Personal Products—0.4%
Avon Products, Inc. (a) (c)	278,392	598,543
Edgewell Personal Care Co. (a) (c)	35,443	2,104,960
Nu Skin Enterprises, Inc. - Class A	31,314	2,136,554

		4,840,057

Pharmaceuticals—0.8%
Akorn, Inc. (a)	59,350	1,912,850
Catalent, Inc. (a)	84,062	3,453,267
Endo International plc (a)	127,151	985,420
Mallinckrodt plc (a)	60,110	1,356,082
Prestige Brands Holdings, Inc. (a) (c)	33,558	1,490,311

		9,197,930

Professional Services—0.7%
Dun & Bradstreet Corp. (The)	23,383	2,768,781
ManpowerGroup, Inc.	41,929	5,287,666

		8,056,447

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	28,704	4,274,887

Road & Rail—1.8%
Avis Budget Group, Inc. (a)	45,334	1,989,256
Genesee & Wyoming, Inc. - Class A (a)	39,021	3,072,123
Knight-Swift Transportation Holdings, Inc. (c)	81,058	3,543,856
Landstar System, Inc.	26,527	2,761,461
Old Dominion Freight Line, Inc.	43,260	5,690,853
Ryder System, Inc.	33,501	2,819,779
Werner Enterprises, Inc. (c)	28,376	1,096,732

		20,974,060

Semiconductors & Semiconductor Equipment—3.0%
Cirrus Logic, Inc. (a)	40,281	2,088,973
Cree, Inc. (a) (c)	62,091	2,306,060
Cypress Semiconductor Corp. (c)	211,113	3,217,362

Semiconductors & Semiconductor Equipment—(Continued)
First Solar, Inc. (a)	51,539	3,479,913
Integrated Device Technology, Inc. (a)	84,046	2,498,688
Microsemi Corp. (a)	74,403	3,842,915
MKS Instruments, Inc.	34,353	3,246,358
Monolithic Power Systems, Inc.	24,167	2,715,404
Silicon Laboratories, Inc. (a)	26,931	2,378,007
Synaptics, Inc. (a)	21,531	859,948
Teradyne, Inc.	124,111	5,196,528
Versum Materials, Inc.	68,836	2,605,443

		34,435,599

Software—3.5%
ACI Worldwide, Inc. (a) (c)	75,026	1,700,840
Blackbaud, Inc.	30,427	2,875,047
CDK Global, Inc.	83,104	5,923,653
CommVault Systems, Inc. (a)	27,176	1,426,740
Fair Isaac Corp.	18,975	2,906,970
Fortinet, Inc. (a)	94,624	4,134,123
Manhattan Associates, Inc. (a)	43,611	2,160,489
PTC, Inc. (a) (c)	73,146	4,445,083
Take-Two Interactive Software, Inc. (a)	72,163	7,922,054
Tyler Technologies, Inc. (a) (c)	22,106	3,913,867
Ultimate Software Group, Inc. (The) (a) (c)	17,958	3,918,974

		41,327,840

Specialty Retail—1.8%
Aaron’s, Inc.	39,399	1,570,050
American Eagle Outfitters, Inc.	106,419	2,000,677
AutoNation, Inc. (a) (c)	37,525	1,926,158
Bed Bath & Beyond, Inc.	90,630	1,992,954
Dick’s Sporting Goods, Inc.	52,321	1,503,705
GameStop Corp. - Class A	64,098	1,150,559
Michaels Cos., Inc. (The) (a) (c)	69,852	1,689,720
Murphy USA, Inc. (a)	20,475	1,645,371
Office Depot, Inc.	325,751	1,153,159
Sally Beauty Holdings, Inc. (a) (c)	81,262	1,524,475
Urban Outfitters, Inc. (a)	50,682	1,776,911
Williams-Sonoma, Inc.	49,174	2,542,296

		20,476,035

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (c)	72,041	622,434
Diebold Nixdorf, Inc.	47,791	781,383
NCR Corp. (a)	77,064	2,619,406

		4,023,223

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	29,942	3,517,886
Deckers Outdoor Corp. (a)	20,222	1,622,816
Skechers USA, Inc. - Class A (a)	84,735	3,206,372

		8,347,074

Thrifts & Mortgage Finance—0.5%
New York Community Bancorp, Inc.	309,430	4,028,779
Washington Federal, Inc.	55,168	1,889,504

		5,918,283

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.7%
GATX Corp.	24,233	$1,506,323
MSC Industrial Direct Co., Inc. - Class A	28,182	2,724,072
NOW, Inc. (a) (c)	68,122	751,386
Watsco, Inc.	19,307	3,282,962

		8,264,743

Water Utilities—0.4%
Aqua America, Inc. (c)	112,427	4,410,511

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	58,043	1,613,595

Total Common Stocks (Cost $782,050,376)		1,129,192,245

Mutual Fund—0.6%

Investment Company Security—0.6%
SPDR S&P MidCap 400 ETF Trust (Cost $7,122,690)	20,900	7,219,069

Short-Term Investments—2.2%

Discount Notes—2.0%
Fannie Mae 1.038%, 01/08/18 (d)	3,250,000	3,249,301
Federal Home Loan Bank 0.860%, 01/05/18 (d)	700,000	699,925
1.058%, 01/24/18 (d)	11,925,000	11,915,603
1.171%, 01/31/18 (d)	6,150,000	6,143,610
1.182%, 01/19/18 (d)	250,000	249,847
1.299%, 02/28/18 (d)	275,000	274,425
Freddie Mac 1.067%, 02/07/18 (d)	225,000	224,703

		22,757,414

U.S. Treasury—0.2%
U.S. Treasury Bills 0.790%, 01/04/18 (d)	1,000,000	999,937
1.069%, 01/11/18 (d)	550,000	549,838
1.126%, 01/18/18 (d)	150,000	149,918
U.S. Treasury Cash Management Bill 0.521%, 01/02/18 (d)	125,000	125,000

		1,824,693

Total Short-Term Investments (Cost $24,583,448)		24,582,107

Securities Lending Reinvestments (e)—6.1%

Certificates of Deposit—3.5%
Agricultural Bank of China 1.870%, 02/15/18	1,000,000	1,000,029

Certificates of Deposit—(Continued)
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (f)	2,500,000	2,499,825
Chiba Bank, Ltd., New York 1.560%, 02/07/18	3,000,000	2,999,631
China Construction Bank 1.950%, 02/20/18	1,000,000	1,000,032
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (f)	2,500,000	2,500,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (f)	500,000	500,003
1.681%, 1M LIBOR + 0.190%, 04/16/18 (f)	3,000,000	3,000,177
Danske Bank A/S 1.680%, 03/19/18	2,500,000	2,499,750
KBC Bank NV Zero Coupon, 02/26/18	995,762	997,450
1.550%, 01/29/18	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (f)	2,500,000	2,499,932
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (f)	2,000,000	1,999,952
1.691%, 1M LIBOR + 0.200%, 04/18/18 (f)	1,500,000	1,499,789
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (f)	2,000,000	1,999,956
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (f)	1,000,000	999,909
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (f)	500,000	499,470
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (f)	2,000,000	1,999,688
1.612%, 1M LIBOR + 0.180%, 04/11/18 (f)	2,500,000	2,499,925
1.754%, 1M LIBOR + 0.190%, 04/26/18 (f)	1,000,000	999,992
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (f)	4,000,000	3,999,824
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (f)	2,000,000	2,001,831

		40,997,165

Commercial Paper—1.6%
Bank of China, Ltd. 1.900%, 02/12/18	2,990,183	2,994,141
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (f)	2,500,000	2,499,482
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,493,925	1,495,772
Ridgefield Funding Co. LLC 1.603%, 1M LIBOR + 0.200%, 03/07/18 (f)	2,500,000	2,499,987
1.701%, 1M LIBOR + 0.210%, 05/17/18 (f)	1,500,000	1,499,901
Toyota Motor Credit Corp. 1.750%, 03/08/18	1,991,931	1,994,432

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (f)	1,500,000	$1,499,958

		18,970,499

Repurchase Agreements—0.6%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $40,613 on 01/02/18, collateralized by $41,035 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $41,452.	40,605	40,605
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,022,217 on 04/03/18, collateralized by $12,704 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,224,443.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $4,114,479 on 04/02/18, collateralized by various Common Stock with a value of $4,400,001.	4,000,000	4,000,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $1,013,352 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $100,646 on 01/02/18, collateralized by various Common Stock with a value of $111,365.	100,000	100,000

		7,140,605

Time Deposits—0.4%
Australia New Zealand Bank 1.330%, 01/02/18	1,000,000	1,000,000
Bank of Montreal 1.400%, 01/03/18	100,000	100,000

Time Deposits—(Continued)
Nordea Bank New York 1.300%, 01/02/18	900,000	900,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,100,000	2,100,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		4,300,000

Total Securities Lending Reinvestments (Cost $71,406,806)		71,408,269

Total Investments—106.1% (Cost $885,163,320)		1,232,401,690
Other assets and liabilities (net)—(6.1)%		(70,320,940)

Net Assets—100.0%		$1,162,080,750

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $3,239,300.
(c)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $69,459,009 and the collateral received consisted of cash in the amount of $71,394,717. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P Midcap 400 Index E-Mini Futures	03/16/18	130	USD	$24,731,200	$181,813

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,129,192,245	$—	$—	$1,129,192,245
Total Mutual Fund*	7,219,069	—	—	7,219,069
Total Short-Term Investments*	—	24,582,107	—	24,582,107
Total Securities Lending Reinvestments*	—	71,408,269	—	71,408,269
Total Investments	$1,136,411,314	$95,990,376	$—	$1,232,401,690

Collateral for Securities Loaned (Liability)	$—	$(71,394,717)	$—	$(71,394,717)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$181,813	$—	$—	$181,813

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,232,401,690
Cash	21,525
Receivable for:
Investments sold	4,170,940
Fund shares sold	154,669
Dividends	1,658,765
Prepaid expenses	2,938

Total Assets	1,238,410,527
Liabilities
Collateral for securities loaned	71,394,717
Payables for:
Investments purchased	2,677,595
Fund shares redeemed	1,459,784
Variation margin on futures contracts	150,800
Accrued Expenses:
Management fees	243,929
Distribution and service fees	134,636
Deferred trustees’ fees	116,751
Other expenses	151,565

Total Liabilities	76,329,777

Net Assets	$1,162,080,750

Net Assets Consist of:
Paid in surplus	$713,441,835
Undistributed net investment income	11,982,487
Accumulated net realized gain	89,236,245
Unrealized appreciation on investments and futures contracts	347,420,183

Net Assets	$1,162,080,750

Net Assets
Class A	$545,251,242
Class B	427,015,999
Class E	40,048,997
Class G	149,764,512
Capital Shares Outstanding*
Class A	26,937,997
Class B	21,421,520
Class E	1,995,153
Class G	7,564,316
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.24
Class B	19.93
Class E	20.07
Class G	19.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $885,163,320.
(b)	Includes securities loaned at value of $69,459,009.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$16,241,581
Interest	213,151
Securities lending income	866,086

Total investment income	17,320,818
Expenses
Management fees	2,788,950
Administration fees	35,302
Custodian and accounting fees	84,162
Distribution and service fees—Class B	1,045,389
Distribution and service fees—Class E	58,945
Distribution and service fees—Class G	428,911
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	182,577
Insurance	6,912
Miscellaneous	85,754

Total expenses	4,852,817
Less management fee waiver	(36,558)

Net expenses	4,816,259

Net Investment Income	12,504,559

Net Realized and Unrealized Gain
Net realized gain on:
Investments	88,356,472
Futures contracts	2,772,577

Net realized gain	91,129,049

Net change in unrealized appreciation on:
Investments	60,535,445
Futures contracts	628,600

Net change in unrealized appreciation	61,164,045

Net realized and unrealized gain	152,293,094

Net Increase in Net Assets From Operations	$164,797,653

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,504,559	$13,583,156
Net realized gain	91,129,049	72,335,625
Net change in unrealized appreciation	61,164,045	99,228,619

Increase in net assets from operations	164,797,653	185,147,400

From Distributions to Shareholders
Net investment income
Class A	(7,049,030)	(5,545,745)
Class B	(4,872,736)	(3,993,247)
Class E	(484,668)	(419,718)
Class G	(1,663,693)	(1,094,410)
Net realized capital gains
Class A	(32,132,259)	(33,298,068)
Class B	(26,576,624)	(29,970,595)
Class E	(2,460,772)	(2,888,891)
Class G	(9,113,829)	(8,484,683)

Total distributions	(84,353,611)	(85,695,357)

Increase in net assets from capital share transactions	5,767,226	49,521,306

Total increase in net assets	86,211,268	148,973,349

Net Assets
Beginning of period	1,075,869,482	926,896,133

End of period	$1,162,080,750	$1,075,869,482

Undistributed net investment income
End of period	$11,982,487	$13,577,624

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,333,449	$62,740,951	3,164,401	$54,007,217
Reinvestments	2,113,338	39,181,289	2,324,584	38,843,813
Redemptions	(4,666,967)	(88,550,204)	(3,218,808)	(56,807,431)

Net increase	779,820	$13,372,036	2,270,177	$36,043,599

Class B
Sales	760,758	$14,432,396	961,246	$16,438,942
Reinvestments	1,720,424	31,449,360	2,058,415	33,963,842
Redemptions	(3,035,028)	(57,912,482)	(3,079,377)	(53,725,241)

Net decrease	(553,846)	$(12,030,726)	(59,716)	$(3,322,457)

Class E
Sales	67,080	$1,286,199	89,484	$1,566,085
Reinvestments	160,078	2,945,440	199,314	3,308,609
Redemptions	(325,322)	(6,259,722)	(340,312)	(5,923,336)

Net decrease	(98,164)	$(2,028,083)	(51,514)	$(1,048,642)

Class G
Sales	1,097,750	$20,684,599	1,679,990	$29,260,345
Reinvestments	593,149	10,777,522	583,735	9,579,093
Redemptions	(1,319,461)	(25,008,122)	(1,219,032)	(20,990,632)

Net increase	371,438	$6,453,999	1,044,693	$17,848,806

Increase derived from capital shares transactions		$5,767,226		$49,521,306

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.89	$17.23	$19.01	$18.45	$14.47

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.27	0.24	0.24	0.18
Net realized and unrealized gain (loss) on investments	2.63	3.04	(0.57)	1.41	4.46

Total from investment operations	2.87	3.31	(0.33)	1.65	4.64

Less Distributions
Distributions from net investment income	(0.27)	(0.24)	(0.23)	(0.20)	(0.19)
Distributions from net realized capital gains	(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.52)	(1.65)	(1.45)	(1.09)	(0.66)

Net Asset Value, End of Period	$20.24	$18.89	$17.23	$19.01	$18.45

Total Return (%) (b)	15.95	20.43	(2.35)	9.49	33.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.29	0.29	0.29	0.30	0.30
Ratio of net investment income to average net assets (%)	1.26	1.53	1.30	1.33	1.09
Portfolio turnover rate (%)	23	28	25	17	16
Net assets, end of period (in millions)	$545.3	$494.1	$411.5	$399.6	$370.0

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.63	$17.01	$18.79	$18.25	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.22	0.19	0.19	0.14
Net realized and unrealized gain (loss) on investments	2.59	3.00	(0.57)	1.39	4.42

Total from investment operations	2.78	3.22	(0.38)	1.58	4.56

Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.18)	(0.15)	(0.16)
Distributions from net realized capital gains	(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.48)	(1.60)	(1.40)	(1.04)	(0.63)

Net Asset Value, End of Period	$19.93	$18.63	$17.01	$18.79	$18.25

Total Return (%) (b)	15.63	20.14	(2.62)	9.23	32.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.54	0.55	0.55
Ratio of net investment income to average net assets (%)	1.01	1.28	1.04	1.08	0.83
Portfolio turnover rate (%)	23	28	25	17	16
Net assets, end of period (in millions)	$427.0	$409.3	$374.7	$404.0	$388.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.75	$17.10	$18.89	$18.33	$14.38

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.24	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	2.61	3.03	(0.59)	1.41	4.44

Total from investment operations	2.82	3.27	(0.38)	1.62	4.59

Less Distributions
Distributions from net investment income	(0.25)	(0.21)	(0.19)	(0.17)	(0.17)
Distributions from net realized capital gains	(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.50)	(1.62)	(1.41)	(1.06)	(0.64)

Net Asset Value, End of Period	$20.07	$18.75	$17.10	$18.89	$18.33

Total Return (%) (b)	15.80	20.26	(2.58)	9.39	32.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.45	0.45
Ratio of net investment income to average net assets (%)	1.11	1.38	1.13	1.17	0.93
Portfolio turnover rate (%)	23	28	25	17	16
Net assets, end of period (in millions)	$40.0	$39.2	$36.7	$42.4	$45.0

	Class G
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.52	$16.92	$18.70	$18.16	$14.26

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.21	0.18	0.18	0.13
Net realized and unrealized gain (loss) on investments	2.58	2.98	(0.57)	1.39	4.40

Total from investment operations	2.76	3.19	(0.39)	1.57	4.53

Less Distributions
Distributions from net investment income	(0.23)	(0.18)	(0.17)	(0.14)	(0.16)
Distributions from net realized capital gains	(1.25)	(1.41)	(1.22)	(0.89)	(0.47)

Total distributions	(1.48)	(1.59)	(1.39)	(1.03)	(0.63)

Net Asset Value, End of Period	$19.80	$18.52	$16.92	$18.70	$18.16

Total Return (%) (b)	15.60	20.08	(2.68)	9.21	32.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.59	0.59	0.59	0.60	0.60
Ratio of net investment income to average net assets (%)	0.96	1.24	1.00	1.02	0.79
Portfolio turnover rate (%)	23	28	25	17	16
Net assets, end of period (in millions)	$149.8	$133.2	$104.0	$105.2	$103.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,140,605. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$181,813

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,772,577

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$628,600

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,100

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$246,619,834	$0	$305,447,944

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $2,788,950.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $261,558.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$887,848,656
Gross unrealized appreciation	394,220,003
Gross unrealized depreciation	(49,666,969)

Net unrealized appreciation (depreciation)	$344,553,034

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$15,139,291	$11,053,120	$69,214,320	$74,642,237	$84,353,611	$85,695,357

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,163,517	$87,039,116	$344,553,034	$—	$448,755,667

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Mid Cap Stock Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned 24.90%, 24.60%, 24.78%, and 24.54%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 25.03%.

MARKET ENVIRONMENT / CONDITIONS

During the year, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings and U.S. tax reform. The equity markets also reacted positively to recovering oil prices and better than expected macroeconomic data, including Japanese gross domestic product, Euro-zone industrial production and United Kingdom retail sales. Equity markets remained resilient throughout the year despite three rate hikes by the Federal Reserve (the “Fed”), geopolitical tensions in Korea and the Middle East and domestic political risks in the U.S. and Europe. Political risks included special counsel Robert Mueller’s ongoing investigation into foreign influence on the U.S. presidential election and Spain dissolving Catalan’s parliament. Other factors that weighed on the equity markets included concerns that the Federal Reserve would raise rates more than expected, terrorist attacks around the world and the impact of natural disasters including Hurricane Harvey and the Western wildfires. Equity markets ended the year at record levels after President Trump signed into law the biggest overhaul to the tax system in three decades, continued mergers and acquisitions activity and Fed Chair Yellen’s comments that the global economic recovery was “increasingly broad-based.”

The U.S. dollar weakened during the year, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 9.8%.

All twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Austria (0.2% beginning weight in the benchmark), up 59.0%, was the best-performing country. Hong Kong (3.2% beginning weight), up 36.1%; and Denmark (1.6% beginning weight), up 35.7%, were the next best-performing countries. Israel (0.7% beginning weight), up 2.5%, and New Zealand (0.2% beginning weight), up 14.4%, were the worst relative-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were AIA Group, up 53.5%; HSBC, up 35.3%; and Nestle, up 23.3%. The stocks with the largest negative impact were Teva Pharmaceutical, down 46.3%; Hennes & Mauritz, down 22.3%; and BT Group, down 14.5%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife MSCI EAFE Index Portfolio
Class A	24.90	7.48	1.82	—
Class B	24.60	7.19	1.56	—
Class E	24.78	7.31	1.67	—
Class G	24.54	7.14	—	9.50
MSCI EAFE Index	25.03	7.90	1.94	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Nestle S.A.	1.7
iShares MSCI EAFE ETF	1.5
HSBC Holdings plc	1.3
Novartis AG	1.2
Roche Holding AG	1.2
Toyota Motor Corp.	1.1
British American Tobacco plc	1.0
Royal Dutch Shell plc - A Shares	1.0
BP plc	0.9
Total S.A.	0.8

Top Countries

% of Net Assets
Japan	23.3
United Kingdom	15.1
France	10.0
Germany	9.5
Switzerland	8.5
Australia	6.8
Netherlands	4.5
Hong Kong	3.3
Spain	3.1
Sweden	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.36%	$1,000.00	$1,093.20	$1.90
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,091.10	$3.22
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,092.10	$2.69
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class G (a)	Actual	0.66%	$1,000.00	$1,090.90	$3.48
	Hypothetical*	0.66%	$1,000.00	$1,021.83	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Australia—6.8%
AGL Energy, Ltd.	45,920	$873,580
Alumina, Ltd.	191,453	363,394
Amcor, Ltd.	83,280	1,003,092
AMP, Ltd.	234,994	951,794
APA Group	76,126	495,250
Aristocrat Leisure, Ltd.	41,217	761,382
ASX, Ltd.	14,426	618,437
Aurizon Holdings, Ltd.	157,842	611,709
AusNet Services	137,393	194,211
Australia & New Zealand Banking Group, Ltd.	216,996	4,858,716
Bank of Queensland, Ltd.	24,917	247,396
Bendigo & Adelaide Bank, Ltd.	35,779	325,903
BGP Holdings plc (a) (b) (c) (e)	713,624	0
BHP Billiton plc	154,705	3,172,706
BHP Billiton, Ltd.	234,635	5,414,041
BlueScope Steel, Ltd.	45,759	549,699
Boral, Ltd.	86,560	525,888
Brambles, Ltd.	109,798	862,839
Caltex Australia, Ltd.	18,604	494,628
Challenger, Ltd.	44,035	482,169
CIMIC Group, Ltd.	8,428	338,791
Coca-Cola Amatil, Ltd.	42,510	282,639
Cochlear, Ltd.	4,099	548,557
Commonwealth Bank of Australia	127,585	7,993,455
Computershare, Ltd.	28,910	368,331
Crown Resorts, Ltd.	29,464	299,857
CSL, Ltd.	32,919	3,631,936
Dexus (REIT)	77,269	588,235
Domino’s Pizza Enterprises, Ltd.	4,938	180,313
Fortescue Metals Group, Ltd.	125,869	479,461
Goodman Group (REIT)	139,425	916,174
GPT Group (The) (REIT)	140,241	559,649
Healthscope, Ltd.	134,432	220,518
Incitec Pivot, Ltd.	131,085	399,543
Insurance Australia Group, Ltd.	184,566	1,043,227
Lend Lease Group (REIT)	39,184	500,218
Macquarie Group, Ltd.	23,361	1,815,576
Medibank Private, Ltd.	199,900	513,889
Mirvac Group (REIT)	286,765	525,553
National Australia Bank, Ltd.	201,094	4,637,241
Newcrest Mining, Ltd.	60,310	1,074,184
Oil Search, Ltd.	104,563	637,633
Orica, Ltd.	26,176	370,286
Origin Energy, Ltd. (e)	140,897	1,038,743
QBE Insurance Group, Ltd.	110,125	918,692
Ramsay Health Care, Ltd.	10,616	581,274
REA Group, Ltd.	4,158	248,853
Santos, Ltd. (e)	145,305	617,700
Scentre Group (REIT)	417,733	1,366,556
Seek, Ltd.	22,233	329,894
Sonic Healthcare, Ltd.	32,696	583,592
South32, Ltd.	363,229	989,979
Stockland (REIT)	162,137	568,498
Suncorp Group, Ltd.	95,658	1,034,212
Sydney Airport	80,467	442,429
Tabcorp Holdings, Ltd.	153,298	668,408
Telstra Corp., Ltd.	309,539	878,373

Australia—(Continued)
Transurban Group	159,204	1,544,723
Treasury Wine Estates, Ltd.	53,467	666,650
Vicinity Centres (REIT)	252,185	537,115
Wesfarmers, Ltd.	85,407	2,964,981
Westfield Corp. (REIT)	137,575	1,021,952
Westpac Banking Corp.	248,548	6,081,297
Woodside Petroleum, Ltd.	62,435	1,617,604
Woolworths Group, Ltd.	97,245	2,074,894

		77,508,519

Austria—0.2%
Andritz AG	5,828	329,358
Erste Group Bank AG (e)	23,576	1,017,522
OMV AG	9,828	623,154
Raiffeisen Bank International AG (e)	9,390	340,290
Voestalpine AG	9,525	569,767

		2,880,091

Belgium—1.1%
Ageas	12,505	610,928
Anheuser-Busch InBev S.A.	55,812	6,230,363
Colruyt S.A.	5,430	282,680
Groupe Bruxelles Lambert S.A.	5,864	632,917
KBC Groep NV	17,769	1,515,097
Proximus SADP	11,920	391,554
Solvay S.A.	5,735	797,047
Telenet Group Holding NV (e)	4,184	291,523
UCB S.A.	9,619	762,857
Umicore S.A.	12,794	605,052

		12,120,018

Chile—0.0%
Antofagasta plc	26,957	366,180

China—0.2%
BOC Hong Kong Holdings, Ltd.	258,465	1,306,551
Minth Group, Ltd.	54,000	324,772
Yangzijiang Shipbuilding Holdings, Ltd.	184,300	202,708

		1,834,031

Denmark—1.8%
AP Moller - Maersk A/S - Class A	274	456,945
AP Moller - Maersk A/S - Class B	493	859,718
Carlsberg A/S - Class B	7,850	940,896
Chr Hansen Holding A/S	7,473	701,347
Coloplast A/S - Class B	7,659	607,749
Danske Bank A/S	53,890	2,096,495
DSV A/S	14,050	1,106,950
Genmab A/S (e)	4,236	702,918
H Lundbeck A/S	5,421	275,873
ISS A/S	13,228	510,623
Novo Nordisk A/S - Class B	136,985	7,367,390
Novozymes A/S - B Shares	17,609	1,006,670
Orsted A/S	14,039	765,385
Pandora A/S	7,708	839,440

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
TDC A/S	59,338	$364,870
Tryg A/S	8,735	217,908
Vestas Wind Systems A/S	15,474	1,061,422
William Demant Holding A/S (e)	9,405	261,996

		20,144,595

Finland—0.9%
Elisa Oyj	9,227	362,014
Fortum Oyj	30,377	601,801
Kone Oyj - Class B	26,344	1,414,772
Metso Oyj	7,511	256,430
Neste Oyj	9,073	581,086
Nokia Oyj	432,039	2,019,582
Nokian Renkaat Oyj	10,639	482,271
Orion Oyj - Class B	8,084	301,298
Sampo Oyj - A Shares	32,484	1,785,936
Stora Enso Oyj - R Shares	40,497	641,635
UPM-Kymmene Oyj	42,203	1,310,527
Wartsila Oyj Abp	10,464	659,937

		10,417,289

France—10.0%
Accor S.A.	13,973	720,820
Aeroports de Paris	2,209	420,007
Air Liquide S.A.	30,993	3,901,115
Airbus SE	42,909	4,264,484
Alstom S.A.	13,067	542,767
Amundi S.A.	4,463	378,110
Arkema S.A.	5,073	616,958
Atos SE	7,084	1,031,970
AXA S.A.	145,162	4,305,786
BioMerieux	3,058	274,215
BNP Paribas S.A.	83,288	6,216,032
Bollore S.A.	61,600	334,890
Bouygues S.A.	14,921	775,739
Bureau Veritas S.A.	19,643	537,473
Capgemini SE	12,357	1,463,515
Carrefour S.A.	42,889	928,909
Casino Guichard Perrachon S.A. (d)	4,364	264,506
Cie de St-Gobain	37,286	2,053,688
Cie Generale des Etablissements Michelin	12,172	1,744,952
CNP Assurances	10,520	242,936
Credit Agricole S.A.	81,608	1,349,210
Danone S.A.	44,560	3,738,762
Dassault Aviation S.A.	183	284,716
Dassault Systemes SE	10,162	1,080,125
Edenred	14,331	415,506
Eiffage S.A.	5,760	631,625
Electricite de France S.A.	42,972	536,493
Engie S.A.	134,009	2,304,285
Essilor International S.A.	15,667	2,162,117
Eurazeo S.A.	2,602	240,193
Eutelsat Communications S.A.	14,990	346,377
Faurecia	5,604	437,355
Fonciere Des Regions (REIT)	3,163	358,666
Gecina S.A. (REIT)	3,720	686,890

France—(Continued)
Getlink SE	32,808	422,284
Hermes International	2,306	1,235,364
ICADE (REIT)	2,561	251,913
Iliad S.A.	1,762	422,571
Imerys S.A.	2,253	212,408
Ingenico Group S.A.	4,093	437,100
Ipsen S.A.	2,947	352,284
JCDecaux S.A.	4,706	189,781
Kering	5,564	2,625,086
Klepierre (REIT)	16,658	733,116
L’Oreal S.A.	18,814	4,171,164
Lagardere SCA	8,303	266,213
Legrand S.A.	18,736	1,441,603
LVMH Moet Hennessy Louis Vuitton SE	20,576	6,048,988
Natixis S.A.	61,192	484,464
Orange S.A.	146,174	2,538,548
Pernod-Ricard S.A.	15,201	2,408,083
Peugeot S.A.	40,345	820,200
Publicis Groupe S.A.	15,420	1,048,413
Remy Cointreau S.A.	1,860	257,905
Renault S.A.	14,189	1,427,235
Rexel S.A.	20,752	376,665
Safran S.A.	24,628	2,534,489
Sanofi	83,975	7,236,277
Schneider Electric SE (e)	42,131	3,576,010
SCOR SE	11,686	470,559
SEB S.A.	1,809	335,435
Societe BIC S.A.	2,149	236,494
Societe Generale S.A.	57,947	2,989,979
Sodexo S.A.	6,778	910,776
Suez	28,840	507,396
Teleperformance SE	4,265	610,956
Thales S.A.	7,807	840,784
Total S.A.	175,048	9,665,979
UBISOFT Entertainment S.A. (e)	4,656	358,534
Unibail-Rodamco SE (REIT)	7,391	1,863,465
Valeo S.A.	18,217	1,358,642
Veolia Environnement S.A.	38,440	981,530
Vinci S.A.	37,291	3,807,704
Vivendi S.A.	76,316	2,053,767
Wendel S.A.	2,267	393,049
Zodiac Aerospace	14,929	446,917

		114,941,322

Germany—9.0%
adidas AG	14,136	2,824,122
Allianz SE	33,072	7,579,940
Axel Springer SE	3,006	234,406
BASF SE	67,663	7,431,572
Bayer AG	61,273	7,626,871
Bayerische Motoren Werke AG	23,596	2,452,919
Beiersdorf AG	7,090	831,654
Brenntag AG	11,405	720,013
Commerzbank AG (e)	81,742	1,227,041
Continental AG	8,198	2,215,009
Covestro AG	8,563	881,165

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Daimler AG	71,315	$6,060,337
Deutsche Bank AG	155,525	2,953,781
Deutsche Boerse AG	14,033	1,627,914
Deutsche Lufthansa AG	17,782	654,188
Deutsche Post AG	69,709	3,314,144
Deutsche Telekom AG	245,898	4,364,364
Deutsche Wohnen SE	24,681	1,076,967
Drillisch AG	3,915	323,415
E.ON SE	159,780	1,733,816
Evonik Industries AG	13,109	492,195
Fraport AG Frankfurt Airport Services Worldwide	3,260	358,915
Fresenius Medical Care AG & Co. KGaA	15,649	1,649,509
Fresenius SE & Co. KGaA	30,614	2,385,501
GEA Group AG	14,300	686,215
Hannover Rueck SE	4,145	520,512
HeidelbergCement AG	10,444	1,131,481
Henkel AG & Co. KGaA	7,933	953,112
HOCHTIEF AG	1,646	290,332
Hugo Boss AG	4,934	418,858
Infineon Technologies AG	84,354	2,305,726
Innogy SE	11,200	436,814
K&S AG	14,121	351,978
KION Group AG	5,441	469,803
LANXESS AG	7,402	589,016
Linde AG (e)	13,532	3,168,141
MAN SE	3,022	346,318
Merck KGaA	9,421	1,015,347
METRO AG (e)	15,747	314,771
MTU Aero Engines AG	3,839	687,174
Muenchener Rueckversicherungs-Gesellschaft AG	11,588	2,514,152
OSRAM Licht AG	7,381	661,370
ProSiebenSat.1 Media SE	18,669	643,294
RWE AG (e)	39,146	798,890
SAP SE	72,850	8,175,133
Siemens AG	56,456	7,839,423
Symrise AG	8,745	750,361
Telefonica Deutschland Holding AG	58,800	295,516
ThyssenKrupp AG	31,577	917,659
TUI AG	37,093	769,505
Uniper SE	14,858	463,831
United Internet AG	8,781	604,460
Volkswagen AG	2,495	505,543
Vonovia SE	35,809	1,773,954
Wirecard AG	8,665	968,169
Zalando SE (e)	8,719	459,780

		102,846,396

Hong Kong—3.3%
AIA Group, Ltd.	888,400	7,572,245
ASM Pacific Technology, Ltd.	19,600	272,464
Bank of East Asia, Ltd. (The)	103,920	449,409
CK Asset Holdings, Ltd.	196,940	1,720,454
CK Hutchison Holdings, Ltd.	201,440	2,527,636
CK Infrastructure Holdings, Ltd.	57,000	489,044
CLP Holdings, Ltd.	116,377	1,190,246
Galaxy Entertainment Group, Ltd.	181,000	1,446,531

Hong Kong—(Continued)
Hang Lung Group, Ltd.	74,000	272,077
Hang Lung Properties, Ltd.	162,000	395,111
Hang Seng Bank, Ltd.	54,400	1,348,037
Henderson Land Development Co., Ltd.	82,902	546,079
HK Electric Investments & HK Electric Investments, Ltd.	201,500	184,290
HKT Trust & HKT, Ltd.	283,980	361,935
Hong Kong & China Gas Co., Ltd.	630,427	1,235,052
Hong Kong Exchanges and Clearing, Ltd.	84,300	2,573,402
Hongkong Land Holdings, Ltd.	95,400	670,840
Hutchison Port Holdings Trust - Class U	408,800	169,619
Hysan Development Co., Ltd.	45,000	238,714
Jardine Matheson Holdings, Ltd.	16,900	1,026,081
Jardine Strategic Holdings, Ltd.	14,600	577,910
Kerry Properties, Ltd.	57,500	258,516
Kingston Financial Group, Ltd.	306,000	292,971
Li & Fung, Ltd.	449,600	246,368
Link REIT (REIT)	162,641	1,506,267
Melco Resorts & Entertainment, Ltd. (ADR)	19,800	574,992
MTR Corp., Ltd.	110,500	647,131
New World Development Co., Ltd.	463,707	696,310
NWS Holdings, Ltd.	99,000	178,268
PCCW, Ltd.	322,000	186,878
Power Assets Holdings, Ltd.	107,549	907,118
Sands China, Ltd.	190,000	977,350
Shangri-La Asia, Ltd.	98,000	221,408
Sino Land Co., Ltd.	247,600	438,116
Sun Hung Kai Properties, Ltd.	106,250	1,768,888
Swire Pacific, Ltd. - Class A	28,317	261,948
Swire Properties, Ltd.	83,600	269,479
Techtronic Industries Co., Ltd.	95,000	618,842
WH Group, Ltd.	654,000	736,766
Wharf Holdings, Ltd. (The)	87,976	304,042
Wharf Real Estate Investment Co., Ltd. (e)	87,976	585,209
Wheelock & Co., Ltd.	68,000	485,578
Yue Yuen Industrial Holdings, Ltd.	50,500	198,046

		37,627,667

Ireland—0.6%
AerCap Holdings NV (e)	10,200	536,622
AIB Group plc	60,112	397,004
Bank of Ireland Group plc (e)	80,170	682,528
CRH plc	63,163	2,274,107
James Hardie Industries plc	31,140	549,515
Kerry Group plc - Class A	11,539	1,295,098
Paddy Power Betfair plc	6,200	736,118

		6,470,992

Israel—0.4%
Azrieli Group, Ltd.	3,653	204,805
Bank Hapoalim B.M.	64,072	472,047
Bank Leumi Le-Israel B.M.	109,068	658,451
Bezeq The Israeli Telecommunication Corp., Ltd.	163,272	247,382
Check Point Software Technologies, Ltd. (e)	10,000	1,036,200
Elbit Systems, Ltd.	1,987	266,011
Frutarom Industries, Ltd.	3,269	307,533
Mizrahi Tefahot Bank, Ltd.	11,922	220,182

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Nice, Ltd.	4,746	$434,207
Teva Pharmaceutical Industries, Ltd. (ADR) (d)	70,453	1,335,084

		5,181,902

Italy—2.0%
Assicurazioni Generali S.p.A.	93,308	1,700,152
Atlantia S.p.A.	30,871	974,570
Davide Campari-Milano S.p.A.	42,874	331,714
Enel S.p.A.	602,326	3,705,193
Eni S.p.A.	184,398	3,051,777
Ferrari NV	9,578	1,005,514
Intesa Sanpaolo S.p.A.	1,010,583	3,354,291
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	208,712
Leonardo S.p.A.	28,782	342,490
Luxottica Group S.p.A.	13,581	832,923
Mediobanca S.p.A.	44,816	507,969
Poste Italiane S.p.A.	41,357	311,604
Prysmian S.p.A.	14,296	466,684
Recordati S.p.A.	8,194	364,278
Snam S.p.A.	162,854	798,004
Telecom Italia S.p.A. (e)	841,705	727,188
Telecom Italia S.p.A. - Risparmio Shares	444,963	318,074
Terna Rete Elettrica Nazionale S.p.A.	92,957	540,218
UniCredit S.p.A. (e)	149,680	2,790,642
UnipolSai Assicurazioni S.p.A. (d)	64,500	150,530

		22,482,527

Japan—23.3%
Aeon Co., Ltd.	41,500	701,012
AEON Financial Service Co., Ltd.	8,400	195,118
Air Water, Inc.	10,000	210,285
Aisin Seiki Co., Ltd.	13,500	758,720
Ajinomoto Co., Inc.	44,000	829,343
Alfresa Holdings Corp.	15,300	359,179
Alps Electric Co., Ltd.	13,100	372,883
Amada Holdings Co., Ltd.	27,000	367,186
ANA Holdings, Inc.	8,400	350,648
Aozora Bank, Ltd.	9,600	373,802
Asahi Glass Co., Ltd.	16,200	700,851
Asahi Group Holdings, Ltd.	27,300	1,353,806
Asahi Kasei Corp.	97,000	1,249,834
Asics Corp.	11,000	175,440
Astellas Pharma, Inc.	150,700	1,914,481
Bandai Namco Holdings, Inc.	16,000	523,520
Bank of Kyoto, Ltd. (The)	4,400	228,945
Benesse Holdings, Inc.	5,400	189,652
Bridgestone Corp.	48,200	2,242,087
Brother Industries, Ltd.	16,400	404,893
Calbee, Inc.	5,500	178,974
Canon, Inc.	79,400	2,957,617
Casio Computer Co., Ltd.	16,900	243,248
Central Japan Railway Co.	10,800	1,933,242
Chiba Bank, Ltd. (The)	49,000	408,177
Chubu Electric Power Co., Inc.	45,700	567,702
Chugai Pharmaceutical Co., Ltd.	16,800	859,235
Chugoku Electric Power Co., Inc. (The)	23,700	254,466

Japan—(Continued)
Coca-Cola Bottlers Japan, Inc.	9,900	361,663
Concordia Financial Group, Ltd.	83,000	501,241
Credit Saison Co., Ltd.	10,500	191,148
Dai Nippon Printing Co., Ltd.	20,000	446,318
Dai-ichi Life Holdings, Inc.	75,800	1,564,317
Daicel Corp.	22,000	250,413
Daifuku Co., Ltd.	7,400	402,671
Daiichi Sankyo Co., Ltd.	42,100	1,096,734
Daikin Industries, Ltd.	18,800	2,226,269
Daito Trust Construction Co., Ltd.	5,200	1,059,479
Daiwa House Industry Co., Ltd.	42,500	1,633,085
Daiwa House REIT Investment Co. (REIT)	110	261,362
Daiwa Securities Group, Inc.	126,000	790,914
DeNA Co., Ltd.	8,500	175,325
Denso Corp.	34,000	2,041,748
Dentsu, Inc.	16,600	700,543
Disco Corp.	2,300	506,512
Don Quijote Holdings Co., Ltd.	8,200	428,769
East Japan Railway Co.	23,800	2,320,803
Eisai Co., Ltd.	21,000	1,189,271
Electric Power Development Co., Ltd.	10,900	293,792
FamilyMart UNY Holdings Co., Ltd.	6,600	462,308
FANUC Corp.	14,600	3,508,555
Fast Retailing Co., Ltd.	3,900	1,555,427
Fuji Electric Co., Ltd.	43,000	323,523
FUJIFILM Holdings Corp.	29,400	1,200,543
Fujitsu, Ltd.	146,000	1,035,092
Fukuoka Financial Group, Inc.	53,000	297,937
Hachijuni Bank, Ltd. (The)	30,000	171,405
Hakuhodo DY Holdings, Inc.	17,600	229,002
Hamamatsu Photonics KK	9,600	321,672
Hankyu Hanshin Holdings, Inc.	16,400	659,007
Hikari Tsushin, Inc.	1,800	258,683
Hino Motors, Ltd.	19,000	246,523
Hirose Electric Co., Ltd.	2,300	336,361
Hisamitsu Pharmaceutical Co., Inc.	4,500	272,592
Hitachi Chemical Co., Ltd.	8,500	218,446
Hitachi Construction Machinery Co., Ltd.	8,900	322,907
Hitachi High-Technologies Corp.	5,500	232,006
Hitachi Metals, Ltd.	20,000	285,994
Hitachi, Ltd.	361,000	2,808,876
Honda Motor Co., Ltd.	125,300	4,296,928
Hoshizaki Corp.	4,100	362,062
Hoya Corp.	29,000	1,449,391
Hulic Co., Ltd.	17,100	191,464
Idemitsu Kosan Co., Ltd.	10,500	420,273
IHI Corp.	12,200	406,203
Iida Group Holdings Co., Ltd.	12,700	239,350
Inpex Corp.	71,100	889,923
Isetan Mitsukoshi Holdings, Ltd.	26,900	332,554
Isuzu Motors, Ltd.	43,700	730,954
ITOCHU Corp.	113,500	2,119,610
J Front Retailing Co., Ltd.	13,400	252,142
Japan Airlines Co., Ltd.	8,400	328,764
Japan Exchange Group, Inc.	38,100	660,190
Japan Post Bank Co., Ltd.	30,800	400,016
Japan Post Holdings Co., Ltd.	119,400	1,368,848

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Prime Realty Investment Corp. (REIT)	51	$162,081
Japan Real Estate Investment Corp. (REIT)	105	498,649
Japan Retail Fund Investment Corp. (REIT)	202	370,371
Japan Tobacco, Inc.	79,300	2,554,671
JFE Holdings, Inc.	41,700	1,002,121
JGC Corp.	14,000	270,464
JSR Corp.	11,000	216,664
JTEKT Corp.	20,000	343,857
JXTG Holdings, Inc.	236,900	1,531,010
Kajima Corp.	64,000	615,229
Kakaku.com, Inc.	10,700	180,997
Kamigumi Co., Ltd.	8,500	187,910
Kaneka Corp.	22,000	201,036
Kansai Electric Power Co., Inc. (The)	55,000	673,267
Kansai Paint Co., Ltd.	17,200	446,720
Kao Corp.	37,500	2,536,980
Kawasaki Heavy Industries, Ltd.	12,400	434,718
KDDI Corp.	132,600	3,302,120
Keihan Holdings Co., Ltd.	7,800	229,401
Keikyu Corp.	18,000	345,572
Keio Corp.	9,000	395,855
Keisei Electric Railway Co., Ltd.	10,000	321,088
Keyence Corp.	7,200	4,021,125
Kikkoman Corp.	12,000	485,287
Kintetsu Group Holdings Co., Ltd.	14,012	535,963
Kirin Holdings Co., Ltd.	66,100	1,663,437
Kobe Steel, Ltd. (e)	27,200	252,396
Koito Manufacturing Co., Ltd.	7,700	541,561
Komatsu, Ltd.	69,600	2,521,710
Konami Holdings Corp.	7,300	401,234
Konica Minolta, Inc.	37,000	356,197
Kose Corp.	2,300	359,228
Kubota Corp.	79,300	1,553,174
Kuraray Co., Ltd.	24,500	462,536
Kurita Water Industries, Ltd.	7,100	230,713
Kyocera Corp.	22,700	1,483,569
Kyowa Hakko Kirin Co., Ltd.	20,000	386,381
Kyushu Electric Power Co., Inc.	25,900	271,362
Kyushu Railway Co.	12,700	393,040
Lawson, Inc.	3,800	252,445
Lion Corp.	19,000	358,765
LIXIL Group Corp.	19,000	513,802
M3, Inc.	15,700	549,755
Mabuchi Motor Co., Ltd.	3,600	194,382
Makita Corp.	15,200	636,536
Marubeni Corp.	122,800	891,871
Marui Group Co., Ltd.	16,000	292,410
Mazda Motor Corp.	43,000	577,106
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	237,556
Mebuki Financial Group, Inc.	63,100	267,287
Medipal Holdings Corp.	10,700	209,592
MEIJI Holdings Co., Ltd.	9,600	815,992
Minebea Mitsumi, Inc.	30,800	646,389
MISUMI Group, Inc.	22,200	643,360
Mitsubishi Chemical Holdings Corp.	101,300	1,112,355
Mitsubishi Corp.	113,400	3,134,700
Mitsubishi Electric Corp.	141,400	2,349,990

Japan—(Continued)
Mitsubishi Estate Co., Ltd.	90,500	1,572,821
Mitsubishi Gas Chemical Co., Inc.	13,000	374,075
Mitsubishi Heavy Industries, Ltd.	24,700	922,356
Mitsubishi Materials Corp.	7,900	281,317
Mitsubishi Motors Corp.	44,999	325,254
Mitsubishi Tanabe Pharma Corp.	15,300	315,450
Mitsubishi UFJ Financial Group, Inc.	872,088	6,400,277
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	247,281
Mitsui & Co., Ltd.	127,317	2,068,190
Mitsui Chemicals, Inc.	15,000	482,877
Mitsui Fudosan Co., Ltd.	68,000	1,524,759
Mitsui OSK Lines, Ltd.	7,500	250,448
Mizuho Financial Group, Inc.	1,771,100	3,217,762
MS&AD Insurance Group Holdings, Inc.	35,900	1,215,845
Murata Manufacturing Co., Ltd.	13,900	1,858,210
Nabtesco Corp.	7,500	287,736
Nagoya Railroad Co., Ltd.	14,800	372,546
NEC Corp.	20,600	556,002
Nexon Co., Ltd. (e)	13,000	377,866
NGK Insulators, Ltd.	23,000	433,789
NGK Spark Plug Co., Ltd.	12,000	291,873
NH Foods, Ltd.	14,000	340,285
Nidec Corp.	17,300	2,429,002
Nikon Corp.	22,500	452,808
Nintendo Co., Ltd.	8,500	3,095,129
Nippon Building Fund, Inc. (REIT)	88	430,632
Nippon Electric Glass Co., Ltd.	6,200	236,741
Nippon Express Co., Ltd.	5,900	391,888
Nippon Paint Holdings Co., Ltd.	13,000	409,811
Nippon Prologis REIT, Inc. (REIT)	143	302,383
Nippon Steel & Sumitomo Metal Corp.	56,300	1,445,397
Nippon Telegraph & Telephone Corp.	51,800	2,438,019
Nippon Yusen KK (e)	12,600	307,135
Nissan Chemical Industries, Ltd.	10,000	398,596
Nissan Motor Co., Ltd.	166,900	1,664,843
Nisshin Seifun Group, Inc.	15,700	316,552
Nissin Foods Holdings Co., Ltd.	4,700	342,759
Nitori Holdings Co., Ltd.	5,800	827,183
Nitto Denko Corp.	12,600	1,120,195
NOK Corp.	7,900	184,044
Nomura Holdings, Inc.	269,100	1,589,376
Nomura Real Estate Holdings, Inc.	9,500	213,083
Nomura Real Estate Master Fund, Inc. (REIT)	322	399,882
Nomura Research Institute, Ltd.	9,900	459,956
NSK, Ltd.	26,600	419,057
NTT Data Corp.	40,780	484,083
NTT DoCoMo, Inc.	100,300	2,369,792
Obayashi Corp.	45,500	550,334
Obic Co., Ltd.	5,000	367,633
Odakyu Electric Railway Co., Ltd.	20,100	429,660
OJI Holdings Corp.	68,000	452,135
Olympus Corp.	22,800	873,162
Omron Corp.	13,400	798,307
Ono Pharmaceutical Co., Ltd.	32,000	744,925
Oracle Corp. Japan	3,000	248,805
Oriental Land Co., Ltd.	15,400	1,404,265
ORIX Corp.	101,100	1,709,808

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Osaka Gas Co., Ltd.	29,000	$558,258
Otsuka Corp.	3,700	283,493
Otsuka Holdings Co., Ltd.	28,200	1,235,233
Panasonic Corp.	161,300	2,362,680
Park24 Co., Ltd.	7,400	177,081
Persol Holdings Co., Ltd.	13,400	336,029
Pola Orbis Holdings, Inc.	7,600	266,097
Rakuten, Inc. (e)	61,500	562,552
Recruit Holdings Co., Ltd.	80,900	2,009,674
Renesas Electronics Corp. (e)	38,800	449,217
Resona Holdings, Inc.	169,400	1,012,582
Ricoh Co., Ltd.	48,600	451,828
Rinnai Corp.	2,800	253,566
Rohm Co., Ltd.	6,700	738,293
Ryohin Keikaku Co., Ltd.	1,800	560,564
Santen Pharmaceutical Co., Ltd.	27,500	431,840
SBI Holdings, Inc.	19,011	396,933
Secom Co., Ltd.	15,500	1,170,860
Seibu Holdings, Inc.	13,800	260,757
Seiko Epson Corp.	20,000	471,074
Sekisui Chemical Co., Ltd.	29,500	591,667
Sekisui House, Ltd.	46,800	844,701
Seven & i Holdings Co., Ltd.	55,000	2,284,911
Sharp Corp. (c)	12,000	409,823
Shimadzu Corp.	19,900	451,953
Shimamura Co., Ltd.	2,300	253,037
Shimano, Inc.	6,000	844,390
Shimizu Corp.	39,000	402,525
Shin-Etsu Chemical Co., Ltd.	29,300	2,972,406
Shinsei Bank, Ltd.	12,900	222,210
Shionogi & Co., Ltd.	22,500	1,216,777
Shiseido Co., Ltd.	29,300	1,412,612
Shizuoka Bank, Ltd. (The)	41,000	423,802
Showa Shell Sekiyu KK	14,800	201,102
SMC Corp.	4,100	1,688,694
SoftBank Group Corp.	60,500	4,780,750
Sohgo Security Services Co., Ltd.	4,800	261,012
Sompo Holdings, Inc.	26,999	1,041,147
Sony Corp.	91,800	4,124,481
Sony Financial Holdings, Inc.	12,800	226,871
Stanley Electric Co., Ltd.	11,800	479,364
Start Today Co., Ltd.	14,400	438,016
Subaru Corp.	45,400	1,437,721
SUMCO Corp.	17,600	447,679
Sumitomo Chemical Co., Ltd.	117,000	841,611
Sumitomo Corp.	93,000	1,576,722
Sumitomo Dainippon Pharma Co., Ltd.	12,500	185,806
Sumitomo Electric Industries, Ltd.	57,634	972,746
Sumitomo Heavy Industries, Ltd.	7,800	330,466
Sumitomo Metal Mining Co., Ltd.	20,000	917,762
Sumitomo Mitsui Financial Group, Inc.	98,900	4,272,438
Sumitomo Mitsui Trust Holdings, Inc.	26,526	1,053,671
Sumitomo Realty & Development Co., Ltd.	28,000	919,240
Sumitomo Rubber Industries, Ltd.	12,500	232,296
Sundrug Co., Ltd.	6,000	279,146
Suntory Beverage & Food, Ltd.	10,400	462,593
Suruga Bank, Ltd.	13,000	278,109

Japan—(Continued)
Suzuken Co., Ltd.	5,800	238,706
Suzuki Motor Corp.	26,200	1,517,843
Sysmex Corp.	12,200	960,875
T&D Holdings, Inc.	39,400	674,209
Taiheiyo Cement Corp.	8,200	354,199
Taisei Corp.	16,000	796,019
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	238,979
Takashimaya Co., Ltd.	19,000	199,853
Takeda Pharmaceutical Co., Ltd.	53,500	3,029,660
TDK Corp.	10,500	838,305
Teijin, Ltd.	13,200	294,221
Terumo Corp.	23,400	1,105,914
THK Co., Ltd.	7,700	288,486
Tobu Railway Co., Ltd.	14,600	471,386
Toho Co., Ltd.	8,500	294,483
Toho Gas Co., Ltd.	6,200	169,952
Tohoku Electric Power Co., Inc.	28,000	358,237
Tokio Marine Holdings, Inc.	49,700	2,268,881
Tokyo Electric Power Co. Holdings, Inc. (e)	112,000	443,528
Tokyo Electron, Ltd.	11,300	2,024,596
Tokyo Gas Co., Ltd.	26,400	603,019
Tokyo Tatemono Co., Ltd.	14,500	195,692
Tokyu Corp.	37,500	597,511
Tokyu Fudosan Holdings Corp.	37,000	267,411
Toppan Printing Co., Ltd.	41,000	370,567
Toray Industries, Inc.	108,500	1,023,627
Toshiba Corp. (e)	497,000	1,397,369
Tosoh Corp.	23,000	521,716
TOTO, Ltd.	10,400	613,264
Toyo Seikan Group Holdings, Ltd.	8,300	133,190
Toyo Suisan Kaisha, Ltd.	6,000	255,925
Toyota Industries Corp.	12,600	810,087
Toyota Motor Corp.	193,800	12,412,884
Toyota Tsusho Corp.	15,500	623,081
Trend Micro, Inc. (e)	8,900	504,184
Tsuruha Holdings, Inc.	2,900	393,296
Unicharm Corp.	27,400	712,419
United Urban Investment Corp. (REIT)	266	382,581
USS Co., Ltd.	16,600	351,253
West Japan Railway Co.	11,500	839,148
Yahoo Japan Corp.	103,000	472,441
Yakult Honsha Co., Ltd.	6,300	475,091
Yamada Denki Co., Ltd. (d)	55,900	307,687
Yamaguchi Financial Group, Inc.	15,000	178,343
Yamaha Corp.	11,600	425,565
Yamaha Motor Co., Ltd.	18,700	612,462
Yamato Holdings Co., Ltd.	27,000	543,678
Yamazaki Baking Co., Ltd.	9,000	175,200
Yaskawa Electric Corp.	18,000	786,701
Yokogawa Electric Corp.	16,300	311,672
Yokohama Rubber Co., Ltd. (The)	9,200	225,748

		266,850,652

Jersey, Channel Islands—0.1%
Randgold Resources, Ltd.	6,551	651,151

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—0.3%
ArcelorMittal (e)	46,976	$1,522,533
Eurofins Scientific SE	878	535,018
Millicom International Cellular S.A.	5,384	364,172
RTL Group S.A. (e)	2,700	217,009
SES S.A.	29,140	454,445
Tenaris S.A.	35,513	561,026

		3,654,203

Macau—0.1%
MGM China Holdings, Ltd.	74,400	224,922
Wynn Macau, Ltd.	134,800	424,461

		649,383

Mexico—0.0%
Fresnillo plc	14,894	288,111

Netherlands—4.5%
ABN AMRO Group NV	29,995	965,948
Aegon NV	119,047	759,319
Akzo Nobel NV	18,312	1,603,011
Altice NV - Class A (d) (e)	36,693	384,151
ASML Holding NV	28,665	4,976,974
Boskalis Westminster	6,498	245,122
EXOR NV	8,104	497,117
Heineken Holding NV	9,333	922,804
Heineken NV	19,949	2,081,020
ING Groep NV	284,141	5,232,565
Koninklijke Ahold Delhaize NV	91,575	2,011,463
Koninklijke DSM NV	13,712	1,308,132
Koninklijke KPN NV	263,537	920,138
Koninklijke Philips NV	70,779	2,679,791
Koninklijke Vopak NV	3,942	173,050
NN Group NV	24,394	1,055,609
NXP Semiconductors NV (e)	25,300	2,962,377
Randstad Holding NV	9,402	577,326
Royal Dutch Shell plc - A Shares	332,263	11,144,505
Royal Dutch Shell plc - B Shares	277,998	9,394,067
Wolters Kluwer NV	22,804	1,188,430

		51,082,919

New Zealand—0.2%
Auckland International Airport, Ltd.	69,174	318,647
Fisher & Paykel Healthcare Corp., Ltd.	44,270	450,512
Fletcher Building, Ltd.	56,031	302,680
Meridian Energy, Ltd.	124,449	258,553
Ryman Healthcare, Ltd.	29,900	225,046
Spark New Zealand, Ltd.	153,824	397,020

		1,952,458

Norway—0.6%
DNB ASA	68,520	1,271,762
Gjensidige Forsikring ASA	14,357	271,802
Marine Harvest ASA (e)	30,284	514,616
Norsk Hydro ASA	91,188	692,058
Orkla ASA	62,161	661,482

Norway—(Continued)
Schibsted ASA - B Shares	7,443	198,189
Statoil ASA	87,269	1,873,998
Telenor ASA	51,893	1,115,830
Yara International ASA	14,337	658,738

		7,258,475

Portugal—0.1%
Banco Espirito Santo S.A. (a) (b) (c) (e)	199,038	0
EDP - Energias de Portugal S.A.	185,244	641,712
Galp Energia SGPS S.A.	37,002	680,306
Jeronimo Martins SGPS S.A.	19,329	375,671

		1,697,689

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	215,000	437,465
CapitaLand Commercial Trust (REIT)	166,738	240,708
CapitaLand Mall Trust (REIT)	240,200	382,629
CapitaLand, Ltd.	172,300	454,300
City Developments, Ltd.	34,000	316,440
ComfortDelGro Corp., Ltd.	153,000	226,431
DBS Group Holdings, Ltd.	131,667	2,439,831
Genting Singapore plc	418,200	408,976
Global Logistic Properties, Ltd.	184,100	463,893
Jardine Cycle & Carriage, Ltd.	8,888	270,344
Keppel Corp., Ltd.	113,900	624,318
Oversea-Chinese Banking Corp., Ltd.	230,564	2,131,847
SATS, Ltd.	56,300	218,684
Sembcorp Industries, Ltd.	71,000	160,666
Singapore Airlines, Ltd.	51,440	410,056
Singapore Exchange, Ltd.	54,400	302,232
Singapore Press Holdings, Ltd.	153,050	303,094
Singapore Technologies Engineering, Ltd.	130,000	316,609
Singapore Telecommunications, Ltd.	601,420	1,606,536
Suntec Real Estate Investment Trust (REIT)	179,000	287,564
United Overseas Bank, Ltd.	96,892	1,912,923
UOL Group, Ltd.	33,000	218,971
Wilmar International, Ltd.	102,200	235,806

		14,370,323

South Africa—0.1%
Investec plc	52,596	379,216
Mediclinic International plc	30,600	267,673
Mondi plc	27,093	707,712

		1,354,601

Spain—3.1%
Abertis Infraestructuras S.A.	51,494	1,146,689
ACS Actividades de Construccion y Servicios S.A.	18,878	739,206
Aena SME S.A.	5,006	1,014,232
Amadeus IT Group S.A.	31,507	2,269,566
Banco Bilbao Vizcaya Argentaria S.A.	485,964	4,140,004
Banco de Sabadell S.A.	385,331	763,220
Banco Santander S.A.	1,198,785	7,867,089
Bankia S.A.	80,824	386,084
Bankinter S.A.	48,939	463,587

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
CaixaBank S.A.	268,510	$1,249,912
Enagas S.A.	17,953	513,966
Endesa S.A.	23,384	500,635
Ferrovial S.A.	32,819	744,434
Gas Natural SDG S.A.	25,426	587,126
Grifols S.A.	23,842	697,713
Iberdrola S.A.	421,257	3,262,543
Industria de Diseno Textil S.A.	81,166	2,825,318
Mapfre S.A.	74,474	238,952
Red Electrica Corp. S.A.	29,508	662,186
Repsol S.A.	92,789	1,641,218
Siemens Gamesa Renewable Energy S.A. (d)	18,682	256,022
Telefonica S.A.	327,443	3,190,718

		35,160,420

Sweden—2.6%
Alfa Laval AB	20,852	492,599
Assa Abloy AB - Class B	72,914	1,515,878
Atlas Copco AB - A Shares	49,888	2,152,756
Atlas Copco AB - B Shares	28,433	1,089,554
Boliden AB	20,002	682,642
Electrolux AB - Series B	17,118	551,594
Essity AB - Class B (e)	46,532	1,320,249
Getinge AB - B Shares	13,372	193,577
Hennes & Mauritz AB - B Shares (d)	68,549	1,415,182
Hexagon AB - B Shares	19,206	962,368
Husqvarna AB - B Shares	25,677	244,613
ICA Gruppen AB	5,619	204,280
Industrivarden AB - C Shares	10,214	251,996
Investor AB - B Shares	35,158	1,601,955
Kinnevik AB - Class B	16,046	542,189
L E Lundbergforetagen AB - B Shares	3,045	227,809
Lundin Petroleum AB (e)	16,017	367,159
Nordea Bank AB	226,093	2,741,513
Sandvik AB	84,986	1,488,363
Securitas AB - B Shares	21,462	374,652
Skandinaviska Enskilda Banken AB - Class A	113,560	1,332,877
Skanska AB - B Shares	24,008	497,529
SKF AB - B Shares	25,976	577,105
Svenska Handelsbanken AB - A Shares	113,277	1,549,237
Swedbank AB - A Shares	68,851	1,660,719
Swedish Match AB	14,499	571,780
Tele2 AB - B Shares	23,661	291,098
Telefonaktiebolaget LM Ericsson - B Shares	220,757	1,449,879
Telia Co. AB	203,590	907,937
Volvo AB - B Shares	117,559	2,191,523

		29,450,612

Switzerland—8.5%
ABB, Ltd.	136,042	3,637,904
Adecco Group AG	12,943	989,178
Baloise Holding AG	3,839	597,446
Barry Callebaut AG (e)	132	274,988
Chocoladefabriken Lindt & Spruengli AG	7	506,120
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	494,529

Switzerland—(Continued)
Cie Financiere Richemont S.A.	39,169	3,546,293
Clariant AG (e)	17,152	478,916
Coca-Cola HBC AG (e)	13,800	449,739
Credit Suisse Group AG (e)	177,075	3,151,827
Dufry AG (e)	2,729	405,721
EMS-Chemie Holding AG	579	386,395
Ferguson plc	18,489	1,325,485
Geberit AG	2,723	1,198,092
Givaudan S.A.	649	1,496,910
Glencore plc (e)	908,260	4,787,818
Julius Baer Group, Ltd. (e)	17,027	1,040,927
Kuehne & Nagel International AG	4,135	730,715
LafargeHolcim, Ltd. (d) (e)	32,829	1,849,553
Lonza Group AG (e)	5,308	1,433,799
Nestle S.A.	229,210	19,695,493
Novartis AG	165,071	13,954,675
Pargesa Holding S.A.	3,025	262,057
Partners Group Holding AG	1,388	951,059
Roche Holding AG	52,139	13,187,530
Schindler Holding AG	1,428	323,048
Schindler Holding AG (Participation Certificate)	3,216	740,076
SGS S.A.	367	956,584
Sika AG	150	1,188,958
Sonova Holding AG	4,058	633,548
STMicroelectronics NV	44,498	967,134
Straumann Holding AG	747	527,232
Swatch Group AG (The)	4,374	334,304
Swatch Group AG (The) - Bearer Shares	2,384	971,789
Swiss Life Holding AG (e)	2,458	869,923
Swiss Prime Site AG (e)	4,706	434,221
Swiss Re AG	22,839	2,137,776
Swisscom AG	1,853	984,920
UBS Group AG (e)	267,450	4,913,930
Vifor Pharma AG	3,820	489,500
Zurich Insurance Group AG	11,277	3,429,477

		96,735,589

United Kingdom—15.1%
3i Group plc	70,865	875,191
Admiral Group plc	16,009	432,546
Anglo American plc (d)	102,893	2,154,616
Ashtead Group plc	37,846	1,011,975
Associated British Foods plc	27,546	1,049,217
AstraZeneca plc	93,951	6,459,611
Auto Trader Group plc	75,401	358,613
Aviva plc	310,380	2,125,231
Babcock International Group plc	22,688	215,466
BAE Systems plc	241,558	1,861,462
Barclays plc	1,244,471	3,399,723
Barratt Developments plc	69,622	609,601
Berkeley Group Holdings plc	10,289	583,748
BP plc	1,456,480	10,291,611
British American Tobacco plc	168,382	11,386,056
British Land Co. plc (The) (REIT)	73,348	685,647
BT Group plc	630,635	2,313,475
Bunzl plc (d)	27,344	766,062

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Burberry Group plc	32,742	$793,092
Capita plc	56,282	304,872
Centrica plc	412,821	765,833
CNH Industrial NV	78,026	1,043,950
Cobham plc (e)	184,316	313,754
Coca-Cola European Partners plc	16,100	641,585
Compass Group plc	116,519	2,524,335
ConvaTec Group plc	91,978	254,682
Croda International plc	9,266	554,362
DCC plc	7,008	707,500
Diageo plc	186,860	6,851,931
Direct Line Insurance Group plc	89,919	464,286
easyJet plc	10,815	214,190
Experian plc	65,580	1,444,041
Fiat Chrysler Automobiles NV (e)	74,944	1,337,356
G4S plc	108,086	389,304
GKN plc	126,099	542,498
GlaxoSmithKline plc	365,029	6,469,006
Hammerson plc (REIT)	54,049	399,717
Hargreaves Lansdown plc	16,469	401,384
HSBC Holdings plc	1,488,080	15,376,191
IMI plc	20,055	359,690
Imperial Brands plc	70,611	3,023,370
InterContinental Hotels Group plc	12,234	779,658
International Consolidated Airlines Group S.A. - Class DI	49,850	432,549
Intertek Group plc	11,453	803,812
J Sainsbury plc	120,106	391,764
John Wood Group plc	51,100	447,496
Johnson Matthey plc	15,590	645,826
Kingfisher plc	151,460	691,796
Land Securities Group plc (REIT)	54,641	742,476
Legal & General Group plc	421,904	1,556,019
Lloyds Banking Group plc	5,263,272	4,828,831
London Stock Exchange Group plc	22,230	1,140,404
Marks & Spencer Group plc	137,472	584,153
Meggitt plc	55,862	362,404
Merlin Entertainments plc	52,353	256,415
Micro Focus International plc	33,650	1,144,212
National Grid plc	249,620	2,937,929
Next plc	11,803	724,073
Old Mutual plc	378,865	1,187,149
Pearson plc	63,486	630,498
Persimmon plc	22,805	843,779
Prudential plc	191,947	4,944,489
Reckitt Benckiser Group plc	48,931	4,579,398
RELX NV	71,198	1,638,058
RELX plc	78,454	1,841,537
Rio Tinto plc	90,645	4,793,194
Rio Tinto, Ltd.	31,207	1,846,199
Rolls-Royce Holdings plc (e)	129,769	1,479,733
Royal Bank of Scotland Group plc (e)	268,333	1,002,767
Royal Mail plc	67,965	416,112
RSA Insurance Group plc	74,322	634,534
Sage Group plc (The)	77,930	839,037
Schroders plc	10,735	508,762
Segro plc (REIT)	74,212	588,914
Severn Trent plc	20,415	596,808

United Kingdom—(Continued)
Sky plc (e)	81,836	1,118,067
Smith & Nephew plc	62,049	1,075,725
Smiths Group plc	31,976	640,916
SSE plc	72,948	1,302,048
St. James’s Place plc	38,927	644,688
Standard Chartered plc (e)	245,139	2,584,657
Standard Life Aberdeen plc	186,397	1,100,236
Taylor Wimpey plc	240,026	669,925
Tesco plc	579,338	1,639,156
Travis Perkins plc	20,832	441,321
Unilever NV	119,677	6,729,301
Unilever plc	92,271	5,121,614
United Utilities Group plc	57,234	641,817
Vodafone Group plc	1,990,618	6,300,608
Weir Group plc (The)	17,104	489,381
Whitbread plc	14,502	784,700
WM Morrison Supermarkets plc (d)	166,578	495,328
Worldpay Group plc	144,225	828,164
WPP plc	93,040	1,689,372

		172,894,589

United States—0.4%
Carnival plc	13,029	858,317
QIAGEN NV (e)	15,166	473,951
Shire plc	65,970	3,428,342

		4,760,610

Total Common Stocks (Cost $876,017,978)		1,103,633,314

Mutual Fund—1.5%

United States—1.5%
iShares MSCI EAFE ETF (f) (Cost $17,373,241)	250,600	17,619,686

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	320,016
FUCHS Petrolub SE	4,900	259,346
Henkel AG & Co. KGaA	12,893	1,703,735
Porsche Automobil Holding SE	11,870	994,282
Schaeffler AG	13,141	232,154
Volkswagen AG	13,371	2,666,817

Total Preferred Stocks (Cost $4,077,173)		6,176,350

Rights—0.0%

Australia—0.0%
Transurban Group, Expires 01/24/18 (e)	12,908	10,247

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Rights—(Continued)

Security Description	Shares/ Principal Amount*	Value

Spain—0.0%
Repsol S.A., Expires 01/10/18 (e)	92,789	$42,229

Total Rights (Cost $42,358)		52,476

Short-Term Investments—1.3%

Discount Notes—1.2%
Fannie Mae 0.950%, 01/08/18 (g)	150,000	149,968
1.132%, 01/31/18 (g)	5,050,000	5,044,753
Federal Home Loan Bank 0.860%, 01/05/18 (g)	825,000	824,911
1.125%, 01/11/18 (g)	250,000	249,919
1.137%, 01/24/18 (g)	3,075,000	3,072,577
1.155%, 02/02/18 (g)	475,000	474,460
1.182%, 01/19/18 (g)	575,000	574,650
1.200%, 01/31/18 (g)	1,275,000	1,273,675
1.228%, 01/23/18 (g)	1,325,000	1,324,003
Freddie Mac 1.067%, 02/07/18 (g)	1,025,000	1,023,647

		14,012,563

U.S. Treasury—0.1%
U.S. Treasury Bills 1.097%, 01/11/18 (g)	325,000	324,904
1.147%, 01/18/18 (g)	425,000	424,766

		749,670

Total Short-Term Investments (Cost $14,762,982)		14,762,233

Securities Lending Reinvestments (h)—0.6%

Repurchase Agreements—0.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $264,130 on 01/02/18, collateralized by $266,873 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $269,582.	264,079	264,079
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,000,156 on 01/02/18, collateralized by $901,231 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $300,052 on 01/02/18, collateralized by $310,803 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $305,039.	300,000	300,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $600,103 on 01/02/18, collateralized by $617,760 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $612,002.	600,000	600,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $300,063 on 01/02/18, collateralized by $307,803 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $306,001.	300,000	300,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $1,300,221 on 01/02/18, collateralized by $1,965,738 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $1,326,226.	1,300,000	1,300,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,300,208 on 01/02/18, collateralized by $3,920,359 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,326,000.	1,300,000	1,300,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $150,969 on 01/02/18, collateralized by various Common Stock with a value of $167,048.	150,000	150,000

		5,714,079

Time Deposits—0.1%
Australia New Zealand Bank 1.330%, 01/02/18	200,000	200,000
Bank of Montreal 1.400%, 01/03/18	250,000	250,000
Nordea Bank New York 1.300%, 01/02/18	200,000	200,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		850,000

Total Securities Lending Reinvestments (Cost $6,564,079)		6,564,079

Total Investments—100.4% (Cost $918,837,811)		1,148,808,138
Other assets and liabilities (net)—(0.4)%		(5,061,500)

Net Assets—100.0%		$1,143,746,638

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $6,332,693 and the collateral received consisted of cash in the amount of $6,564,079. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Non-income producing security.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $2,812,400.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

Ten Largest Industries as of December 31, 2017 (Unaudited)	% of Net Assets
Banks	11.9
Pharmaceuticals	7.0
Insurance	5.3
Oil, Gas & Consumable Fuels	5.1
Chemicals	3.9
Automobiles	3.6
Metals & Mining	3.1
Food Products	2.9
Machinery	2.8
Capital Markets	2.5

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/16/18	142	USD	14,523,050	$122,458

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations:

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$77,508,519	$0	$77,508,519
Austria	—	2,880,091	—	2,880,091
Belgium	—	12,120,018	—	12,120,018

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Chile	$—	$366,180	$—	$366,180
China	—	1,834,031	—	1,834,031
Denmark	—	20,144,595	—	20,144,595
Finland	—	10,417,289	—	10,417,289
France	—	114,941,322	—	114,941,322
Germany	—	102,846,396	—	102,846,396
Hong Kong	1,160,201	36,467,466	—	37,627,667
Ireland	933,626	5,537,366	—	6,470,992
Israel	2,371,284	2,810,618	—	5,181,902
Italy	—	22,482,527	—	22,482,527
Japan	—	266,850,652	—	266,850,652
Jersey, Channel Islands	—	651,151	—	651,151
Luxembourg	—	3,654,203	—	3,654,203
Macau	—	649,383	—	649,383
Mexico	—	288,111	—	288,111
Netherlands	2,962,377	48,120,542	—	51,082,919
New Zealand	—	1,952,458	—	1,952,458
Norway	—	7,258,475	—	7,258,475
Portugal	—	1,697,689	0	1,697,689
Singapore	—	14,370,323	—	14,370,323
South Africa	—	1,354,601	—	1,354,601
Spain	—	35,160,420	—	35,160,420
Sweden	—	29,450,612	—	29,450,612
Switzerland	—	96,735,589	—	96,735,589
United Kingdom	641,585	172,253,004	—	172,894,589
United States	—	4,760,610	—	4,760,610
Total Common Stocks	8,069,073	1,095,564,241	0	1,103,633,314
Total Mutual Fund*	17,619,686	—	—	17,619,686
Total Preferred Stocks*	—	6,176,350	—	6,176,350
Total Rights*	52,476	—	—	52,476
Total Short-Term Investments*	—	14,762,233	—	14,762,233
Total Securities Lending Reinvestments*	—	6,564,079	—	6,564,079
Total Investments	$25,741,235	$1,123,066,903	$0	$1,148,808,138

Collateral for Securities Loaned (Liability)	$—	$(6,564,079)	$—	$(6,564,079)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$122,458	$—	$—	$122,458

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,148,808,138
Cash	23,435
Cash denominated in foreign currencies (c)	251,808
Receivable for:
Investments sold	7,922
Fund shares sold	718,991
Dividends	2,821,397
Variation margin on futures contracts	1,420
Prepaid expenses	2,971

Total Assets	1,152,636,082
Liabilities
Collateral for securities loaned	6,564,079
Payables for:
Investments purchased	984,480
Fund shares redeemed	463,215
Accrued Expenses:
Management fees	284,843
Distribution and service fees	121,117
Deferred trustees’ fees	117,571
Other expenses	354,139

Total Liabilities	8,889,444

Net Assets	$1,143,746,638

Net Assets Consist of:
Paid in surplus	$899,518,434
Undistributed net investment income	20,649,206
Accumulated net realized loss	(6,569,193)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	230,148,191

Net Assets	$1,143,746,638

Net Assets
Class A	$578,173,709
Class B	418,022,658
Class E	31,294,808
Class G	116,255,463
Capital Shares Outstanding*
Class A	39,742,135
Class B	29,329,124
Class E	2,162,876
Class G	8,208,142
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.55
Class B	14.25
Class E	14.47
Class G	14.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $918,837,811.
(b)	Includes securities loaned at value of $6,332,693.
(c)	Identified cost of cash denominated in foreign currencies was $249,276.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$32,050,048
Interest	142,670
Securities lending income	438,974

Total investment income	32,631,692
Expenses
Management fees	3,296,573
Administration fees	34,774
Custodian and accounting fees	289,264
Distribution and service fees—Class B	1,030,655
Distribution and service fees—Class E	46,444
Distribution and service fees—Class G	326,596
Audit and tax services	45,583
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	173,397
Insurance	7,032
Miscellaneous	142,762

Total expenses	5,485,453
Less management fee waiver	(34,886)

Net expenses	5,450,567

Net Investment Income	27,181,125

Net Realized and Unrealized Gain
Net realized gain on:
Investments	23,087,448
Futures contracts	3,495,502
Foreign currency transactions	117,255

Net realized gain	26,700,205

Net change in unrealized appreciation on:
Investments	187,048,921
Futures contracts	235,216
Foreign currency transactions	155,654

Net change in unrealized appreciation	187,439,791

Net realized and unrealized gain	214,139,996

Net Increase in Net Assets From Operations	$241,321,121

(a)	Net of foreign withholding taxes of $2,835,920.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,181,125	$27,801,838
Net realized gain	26,700,205	1,294,778
Net change in unrealized appreciation (depreciation)	187,439,791	(13,397,235)

Increase in net assets from operations	241,321,121	15,699,381

From Distributions to Shareholders
Net investment income
Class A	(14,750,511)	(12,581,615)
Class B	(10,394,985)	(9,346,457)
Class E	(789,604)	(740,137)
Class G	(2,690,889)	(2,272,642)

Total distributions	(28,625,989)	(24,940,851)

Increase (decrease) in net assets from capital share transactions	(86,644,632)	43,616,044

Total increase in net assets	126,050,500	34,374,574

Net Assets
Beginning of period	1,017,696,138	983,321,564

End of period	$1,143,746,638	$1,017,696,138

Undistributed net investment income
End of period	$20,649,206	$20,805,946

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,238,430	$29,784,034	5,749,280	$65,578,434
Reinvestments	1,113,246	14,750,511	1,120,357	12,581,615
Redemptions	(5,285,048)	(70,703,508)	(3,480,264)	(41,023,397)

Net increase (decrease)	(1,933,372)	$(26,168,963)	3,389,373	$37,136,652

Class B
Sales	594,686	$7,680,284	2,296,371	$26,002,064
Reinvestments	799,615	10,394,985	848,135	9,346,457
Redemptions	(5,370,398)	(70,878,217)	(2,928,273)	(34,015,204)

Net increase (decrease)	(3,976,097)	$(52,802,948)	216,233	$1,333,317

Class E
Sales	43,936	$577,766	105,785	$1,216,258
Reinvestments	59,864	789,604	66,202	740,137
Redemptions	(427,733)	(5,710,770)	(278,954)	(3,258,030)

Net decrease	(323,933)	$(4,343,400)	(106,967)	$(1,301,635)

Class G
Sales	998,246	$12,971,391	1,362,232	$15,441,431
Reinvestments	208,273	2,690,889	207,358	2,272,642
Redemptions	(1,456,545)	(18,991,601)	(978,555)	(11,266,363)

Net increase (decrease)	(250,026)	$(3,329,321)	591,035	$6,447,710

Increase (decrease) derived from capital shares transactions		$(86,644,632)		$43,616,044

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.97	$12.14	$12.67	$13.83	$11.72

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.34 (b)	0.34	0.45	0.35
Net realized and unrealized gain (loss) on investments	2.60	(0.20)	(0.45)	(1.26)	2.15

Total from investment operations	2.95	0.14	(0.11)	(0.81)	2.50

Less Distributions
Distributions from net investment income	(0.37)	(0.31)	(0.42)	(0.35)	(0.39)

Total distributions	(0.37)	(0.31)	(0.42)	(0.35)	(0.39)

Net Asset Value, End of Period	$14.55	$11.97	$12.14	$12.67	$13.83

Total Return (%) (c)	24.90	1.34	(1.09)	(6.00)	21.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	0.40	0.40	0.40
Net ratio of expenses to average net assets (%) (d)	0.37	0.38	0.40	0.40	0.40
Ratio of net investment income to average net assets (%)	2.59	2.93 (b)	2.59	3.34	2.76
Portfolio turnover rate (%)	12	12	9	9	10
Net assets, end of period (in millions)	$578.2	$498.7	$464.9	$430.0	$394.5

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.73	$11.91	$12.43	$13.58	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.31 (b)	0.30	0.42	0.31
Net realized and unrealized gain (loss) on investments	2.54	(0.21)	(0.43)	(1.25)	2.11

Total from investment operations	2.85	0.10	(0.13)	(0.83)	2.42

Less Distributions
Distributions from net investment income	(0.33)	(0.28)	(0.39)	(0.32)	(0.36)

Total distributions	(0.33)	(0.28)	(0.39)	(0.32)	(0.36)

Net Asset Value, End of Period	$14.25	$11.73	$11.91	$12.43	$13.58

Total Return (%) (c)	24.60	1.00	(1.28)	(6.27)	21.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (d)	0.62	0.63	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	2.36	2.69 (b)	2.37	3.14	2.55
Portfolio turnover rate (%)	12	12	9	9	10
Net assets, end of period (in millions)	$418.0	$390.7	$394.0	$405.3	$422.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.90	$12.08	$12.60	$13.75	$11.66

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.33 (b)	0.32	0.44	0.33
Net realized and unrealized gain (loss) on investments	2.59	(0.22)	(0.44)	(1.26)	2.13

Total from investment operations	2.92	0.11	(0.12)	(0.82)	2.46

Less Distributions
Distributions from net investment income	(0.35)	(0.29)	(0.40)	(0.33)	(0.37)

Total distributions	(0.35)	(0.29)	(0.40)	(0.33)	(0.37)

Net Asset Value, End of Period	$14.47	$11.90	$12.08	$12.60	$13.75

Total Return (%) (c)	24.78	1.08	(1.18)	(6.11)	21.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (d)	0.52	0.53	0.55	0.55	0.55
Ratio of net investment income to average net assets (%)	2.46	2.80 (b)	2.48	3.26	2.66
Portfolio turnover rate (%)	12	12	9	9	10
Net assets, end of period (in millions)	$31.3	$29.6	$31.3	$34.3	$38.9

	Class G
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.66	$11.84	$12.36	$13.51	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.30 (b)	0.29	0.41	0.31
Net realized and unrealized gain (loss) on investments	2.53	(0.20)	(0.42)	(1.25)	2.09

Total from investment operations	2.83	0.10	(0.13)	(0.84)	2.40

Less Distributions
Distributions from net investment income	(0.33)	(0.28)	(0.39)	(0.31)	(0.36)

Total distributions	(0.33)	(0.28)	(0.39)	(0.31)	(0.36)

Net Asset Value, End of Period	$14.16	$11.66	$11.84	$12.36	$13.51

Total Return (%) (c)	24.54	0.97	(1.31)	(6.33)	21.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.70	0.70	0.70
Net ratio of expenses to average net assets (%) (d)	0.67	0.68	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.29	2.63 (b)	2.32	3.10	2.49
Portfolio turnover rate (%)	12	12	9	9	10
Net assets, end of period (in millions)	$116.3	$98.6	$93.1	$90.7	$99.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, expired capital loss carryforward and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,714,079. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$122,458

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$3,495,502

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$235,216

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,217

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$124,829,610	$0	$206,365,630

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $3,296,573.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $469,772.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$932,584,893
Gross unrealized appreciation	307,953,011
Gross unrealized depreciation	(91,729,766)

Net unrealized appreciation (depreciation)	$216,223,245

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$28,625,989	$24,940,851	$—	$—	$28,625,989	$24,940,851

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$31,176,453	$—	$216,278,651	$(3,109,329)	$—	$244,345,775

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $23,864,990.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$3,109,329	$3,109,329

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife MSCI EAFE Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Inde Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2017. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2017 and underperformed its Lipper Index for the three-year period ended June 30, 2017. The Board took into account that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2017 and underperformed its benchmark for the three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned 14.67%, 14.39%, 14.50%, and 14.30%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 14.65%.

MARKET ENVIRONMENT / CONDITIONS

During the year, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings and U.S. tax reform. Companies that reported better than expected earnings include Apple, Home Depot, Kraft, and NVIDIA. The equity markets also reacted positively to recovering oil prices and better than expected macroeconomic data, including U.S. retail sales, U.S. housing starts, and the U.S. unemployment rate. Equity markets remained resilient throughout the year despite three rate hikes by the Federal Reserve (the “Fed”), geopolitical tensions in Korea and the Middle East, and domestic political risks in the U.S. and Europe. Political risks included special counsel Robert Mueller’s ongoing investigation into foreign influence on the U.S. presidential election and Spain dissolving Catalan’s parliament. Other factors that weighed on the equity markets included concerns that the Fed would raise rates more than expected, terrorist attacks around the world, and the impact of natural disasters including Hurricane Harvey and the Western wildfires. Equity markets ended the year at record levels after President Trump signed into law the biggest overhaul to the tax system in three decades, continued mergers and acquisitions activity, and Fed Chair Yellen’s comments that the global economic recovery was “increasingly broad-based.”

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target range for the Federal Funds Rate to 1.25% to 1.50%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising at a solid rate. The FOMC also stated that household spending had been expanding at a moderate pace and growth in business fixed investment had picked up in recent quarters.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care (12.1% beginning weight in the benchmark), up 36.0%, was the best-performing sector and had the largest positive impact on the benchmark return. Producer Durables (13.8% beginning weight), up 18.7%; and Information Technology (14.2% beginning weight), up 17.9%, were the next best-performing sectors. Energy (3.5% beginning weight), down 17.3%, was the worst-performing sector.

The stocks with the largest positive impact on the benchmark return for the year were Nektar Therapeutics, up 386.7%; Kite Pharma, up 301.0%; and Bluebird Bio, up 188.7%. The stocks with the largest negative impact were Cardtronics, down 66.1%; Oasis Petroleum, down 44.5%; and U.S. Silica Holdings, down 42.2%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Russell 2000 Index Portfolio
Class A	14.67	14.14	8.69	—
Class B	14.39	13.86	8.43	—
Class E	14.50	13.98	8.53	—
Class G	14.30	13.80	—	15.74
Russell 2000 Index	14.65	14.12	8.71	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.6
Nektar Therapeutics	0.4
Bluebird Bio, Inc.	0.4
Exact Sciences Corp.	0.3
GrubHub, Inc.	0.3
Sage Therapeutics, Inc.	0.3
Knight-Swift Transportation Holdings, Inc.	0.3
Catalent, Inc.	0.3
Curtiss-Wright Corp.	0.2
EPAM Systems, Inc.	0.2

Top Sectors

% of Net Assets
Financials	18.5
Information Technology	16.0
Industrials	14.8
Health Care	14.6
Consumer Discretionary	12.0
Real Estate	6.6
Materials	4.4
Energy	3.8
Utilities	3.4
Consumer Staples	2.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.31%	$1,000.00	$1,091.90	$1.63
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B (a)	Actual	0.56%	$1,000.00	$1,090.50	$2.95
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E (a)	Actual	0.46%	$1,000.00	$1,090.90	$2.42
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class G (a)	Actual	0.61%	$1,000.00	$1,090.30	$3.21
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—95.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	13,830	$543,381
Aerojet Rocketdyne Holdings, Inc. (a)	32,670	1,019,304
Aerovironment, Inc. (a)	8,967	503,587
Astronics Corp. (a)	10,382	430,542
Axon Enterprise, Inc. (a)	22,057	584,511
Cubic Corp.	12,431	732,807
Curtiss-Wright Corp.	20,138	2,453,815
Ducommun, Inc. (a)	5,959	169,534
Engility Holdings, Inc. (a)	8,737	247,869
Esterline Technologies Corp. (a)	12,259	915,747
KEYW Holding Corp. (The) (a) (b)	4,944	29,021
KLX, Inc. (a)	22,928	1,564,836
Kratos Defense & Security Solutions, Inc. (a)	39,769	421,154
Mercury Systems, Inc. (a)	22,228	1,141,408
Moog, Inc. - Class A (a)	14,345	1,245,863
National Presto Industries, Inc. (b)	2,572	255,785
Triumph Group, Inc. (b)	24,082	655,030
Vectrus, Inc. (a)	5,647	174,210
Wesco Aircraft Holdings, Inc. (a)	14,308	105,879

		13,194,283

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	27,538	637,229
Atlas Air Worldwide Holdings, Inc. (a)	10,224	599,638
Echo Global Logistics, Inc. (a)	10,797	302,316
Forward Air Corp.	12,974	745,227
HUB Group, Inc. - Class A (a)	15,117	724,104

		3,008,514

Airlines—0.3%
Allegiant Travel Co. (b)	6,072	939,642
Hawaiian Holdings, Inc.	22,400	892,640
SkyWest, Inc.	22,461	1,192,679

		3,024,961

Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc. (a)	47,870	815,226
Cooper Tire & Rubber Co. (b)	24,706	873,357
Cooper-Standard Holdings, Inc. (a)	8,249	1,010,503
Dana, Inc.	65,547	2,098,160
Dorman Products, Inc. (a)	12,774	781,002
Fox Factory Holding Corp. (a)	16,609	645,260
Gentherm, Inc. (a)	17,276	548,513
Horizon Global Corp. (a)	9,617	134,830
LCI Industries	10,785	1,402,050
Modine Manufacturing Co. (a)	23,187	468,377
Motorcar Parts of America, Inc. (a) (b)	8,000	199,920
Standard Motor Products, Inc.	9,638	432,843
Stoneridge, Inc. (a)	13,705	313,296
Superior Industries International, Inc. (b)	12,615	187,333
Tenneco, Inc.	22,605	1,323,297
Tower International, Inc.	10,455	319,400

		11,553,367

Automobiles—0.1%
Winnebago Industries, Inc.	14,967	832,165

Banks—9.7%
1st Source Corp.	7,645	378,045
Access National Corp.	7,093	197,469
Allegiance Bancshares, Inc. (a)	5,825	219,311
American National Bankshares, Inc.	4,311	165,111
Ameris Bancorp	16,855	812,411
Ames National Corp.	4,647	129,419
Arrow Financial Corp. (b)	6,173	209,573
Atlantic Capital Bancshares, Inc. (a)	10,440	183,744
Banc of California, Inc.	18,620	384,503
BancFirst Corp.	7,178	367,155
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	376,734
Bancorp, Inc. (The) (a)	25,747	254,380
BancorpSouth Bank	38,361	1,206,453
Bank of Marin Bancorp	3,199	217,532
Bank of NT Butterfield & Son, Ltd. (The)	25,319	918,827
Banner Corp.	14,787	815,059
Bar Harbor Bankshares	7,342	198,307
Berkshire Hills Bancorp, Inc.	18,786	687,568
Blue Hills Bancorp, Inc.	13,063	262,566
Boston Private Financial Holdings, Inc.	40,232	621,584
Bridge Bancorp, Inc.	8,870	310,450
Brookline Bancorp, Inc.	33,001	518,116
Bryn Mawr Bank Corp.	8,151	360,274
Cadence BanCorp (a)	9,541	258,752
Camden National Corp. (b)	7,839	330,257
Capital City Bank Group, Inc.	5,769	132,341
Carolina Financial Corp.	8,963	332,975
Cathay General Bancorp	34,405	1,450,859
CenterState Bank Corp.	25,544	657,247
Central Pacific Financial Corp.	15,142	451,686
Century Bancorp, Inc. - Class A	1,512	118,314
Chemical Financial Corp.	33,111	1,770,445
Citizens & Northern Corp.	6,716	161,184
City Holding Co. (b)	7,242	488,618
CNB Financial Corp. (b)	6,782	177,960
CoBiz Financial, Inc.	17,832	356,462
Codorus Valley Bancorp, Inc.	4,418	121,628
Columbia Banking System, Inc. (b)	32,810	1,425,266
Community Bank System, Inc.	22,304	1,198,840
Community Trust Bancorp, Inc.	8,162	384,430
ConnectOne Bancorp, Inc.	13,860	356,895
Customers Bancorp, Inc. (a)	13,560	352,424
CVB Financial Corp.	48,585	1,144,663
Eagle Bancorp, Inc. (a)	15,010	869,079
Enterprise Bancorp, Inc.	4,064	138,379
Enterprise Financial Services Corp.	10,782	486,807
Equity Bancshares, Inc. - Class A (a)	5,404	191,356
Farmers & Merchants Bancorp, Inc. (b)	4,006	163,445
Farmers Capital Bank Corp.	3,713	142,951
Farmers National Banc Corp.	13,414	197,857
FB Financial Corp. (a)	6,411	269,198
FCB Financial Holdings, Inc. - Class A (a)	16,597	843,128
Fidelity Southern Corp.	10,827	236,029
Financial Institutions, Inc.	6,461	200,937

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
First BanCorp (a)	70,295	$358,505
First Bancorp	12,826	452,886
First Bancorp, Inc.	5,308	144,537
First Bancshares, Inc. (The)	4,454	152,327
First Busey Corp.	18,353	549,489
First Citizens BancShares, Inc. - Class A	3,333	1,343,199
First Commonwealth Financial Corp.	45,936	657,804
First Community Bancshares, Inc.	8,470	243,343
First Connecticut Bancorp, Inc.	7,629	199,498
First Financial Bancorp	28,214	743,439
First Financial Bankshares, Inc. (b)	27,873	1,255,679
First Financial Corp.	5,203	235,956
First Foundation, Inc. (a)	13,966	258,930
First Internet Bancorp	4,019	153,325
First Interstate BancSystem, Inc. - Class A	11,722	469,466
First Merchants Corp.	20,166	848,182
First Mid-Illinois Bancshares, Inc.	4,235	163,217
First Midwest Bancorp, Inc.	47,879	1,149,575
First of Long Island Corp. (The)	9,924	282,834
Flushing Financial Corp.	13,422	369,105
Franklin Financial Network, Inc. (a)	4,922	167,840
Fulton Financial Corp. (b)	76,291	1,365,609
German American Bancorp, Inc.	10,138	358,176
Glacier Bancorp, Inc. (b)	35,986	1,417,489
Great Southern Bancorp, Inc.	4,991	257,785
Great Western Bancorp, Inc.	26,273	1,045,665
Green Bancorp, Inc. (a)	11,285	229,086
Guaranty Bancorp	11,425	315,901
Hancock Holding Co.	37,643	1,863,328
Hanmi Financial Corp.	15,681	475,918
HarborOne Bancorp, Inc. (a)	7,619	145,980
Heartland Financial USA, Inc.	10,964	588,219
Heritage Commerce Corp.	17,854	273,523
Heritage Financial Corp.	12,644	389,435
Hilltop Holdings, Inc.	34,409	871,580
Home BancShares, Inc.	74,112	1,723,104
HomeTrust Bancshares, Inc. (a)	6,444	165,933
Hope Bancorp, Inc.	59,993	1,094,872
Horizon Bancorp	9,708	269,882
Iberiabank Corp.	22,451	1,739,952
Independent Bank Corp.	11,863	265,138
Independent Bank Corp./Rockland Trust	12,760	891,286
Independent Bank Group, Inc.	8,423	569,395
International Bancshares Corp.	25,537	1,013,819
Investors Bancorp, Inc.	121,099	1,680,854
Lakeland Bancorp, Inc.	19,901	383,094
Lakeland Financial Corp.	12,208	591,966
LegacyTexas Financial Group, Inc.	21,060	888,943
Live Oak Bancshares, Inc.	10,388	247,754
Macatawa Bank Corp.	14,416	144,160
MainSource Financial Group, Inc.	11,883	431,472
MB Financial, Inc.	37,830	1,684,192
Mercantile Bank Corp.	8,647	305,844
Midland States Bancorp, Inc.	7,521	244,282
MidWestOne Financial Group, Inc.	5,585	187,265
MutualFirst Financial, Inc.	3,246	125,133
National Bank Holdings Corp. - Class A	12,889	417,990

Banks—(Continued)
National Bankshares, Inc. (b)	3,487	158,484
National Commerce Corp. (a)	4,628	186,277
NBT Bancorp, Inc.	20,117	740,306
Nicolet Bankshares, Inc. (a) (b)	4,410	241,403
Northrim BanCorp, Inc.	3,529	119,457
OFG Bancorp	19,884	186,910
Old Line Bancshares, Inc.	4,370	128,653
Old National Bancorp	65,101	1,136,012
Old Second Bancorp, Inc.	14,296	195,140
Opus Bank (a)	8,631	235,626
Pacific Premier Bancorp, Inc. (a)	18,545	741,800
Paragon Commercial Corp. (a)	2,223	118,286
Park National Corp.	5,754	598,416
Peapack Gladstone Financial Corp.	8,311	291,051
People’s Utah Bancorp	7,011	212,433
Peoples Bancorp, Inc.	6,641	216,629
Peoples Financial Services Corp.	3,673	171,088
Preferred Bank	5,630	330,931
QCR Holdings, Inc.	5,811	249,001
Renasant Corp.	20,087	821,357
Republic Bancorp, Inc. - Class A	5,421	206,106
Republic First Bancorp, Inc. (a)	25,144	212,467
S&T Bancorp, Inc.	15,660	623,425
Sandy Spring Bancorp, Inc.	10,533	410,998
Seacoast Banking Corp. of Florida (a)	19,096	481,410
ServisFirst Bancshares, Inc.	20,928	868,512
Sierra Bancorp	5,841	155,137
Simmons First National Corp. - Class A	18,925	1,080,617
South State Corp.	16,812	1,465,166
Southern First Bancshares, Inc. (a)	3,419	141,034
Southern National Bancorp of Virginia, Inc.	10,799	173,108
Southside Bancshares, Inc.	12,998	437,773
State Bank Financial Corp.	16,379	488,749
Sterling Bancorp	96,508	2,374,097
Stock Yards Bancorp, Inc.	10,633	400,864
Summit Financial Group, Inc.	5,705	150,156
Sun Bancorp, Inc.	4,652	113,044
Texas Capital Bancshares, Inc. (a)	22,490	1,999,361
Tompkins Financial Corp.	6,912	562,291
Towne Bank	27,456	844,272
TriCo Bancshares	9,787	370,536
TriState Capital Holdings, Inc. (a)	11,422	262,706
Triumph Bancorp, Inc. (a)	7,480	235,620
Trustmark Corp.	31,188	993,650
UMB Financial Corp.	20,613	1,482,487
Umpqua Holdings Corp.	99,571	2,071,077
Union Bankshares Corp.	20,843	753,891
United Bankshares, Inc.	46,665	1,621,609
United Community Banks, Inc.	34,521	971,421
Univest Corp. of Pennsylvania	12,133	340,331
Valley National Bancorp	111,782	1,254,194
Veritex Holdings, Inc. (a)	7,183	198,179
Washington Trust Bancorp, Inc.	7,713	410,717
WashingtonFirst Bankshares, Inc.	4,653	159,412
WesBanco, Inc.	19,861	807,350
West Bancorp, Inc.	8,036	202,105
Westamerica Bancorp	11,738	698,998

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Wintrust Financial Corp.	24,591	$2,025,561

		95,195,854

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a)	3,688	704,777
Coca-Cola Bottling Co. Consolidated	2,376	511,458
Craft Brew Alliance, Inc. (a)	6,574	126,221
MGP Ingredients, Inc. (b)	5,440	418,227
National Beverage Corp.	5,742	559,500
Primo Water Corp. (a)	10,997	138,232

		2,458,415

Biotechnology—5.6%
Abeona Therapeutics, Inc. (a) (b)	12,248	194,131
Acceleron Pharma, Inc. (a)	17,406	738,711
Achaogen, Inc. (a) (b)	14,077	151,187
Achillion Pharmaceuticals, Inc. (a)	56,103	161,577
Acorda Therapeutics, Inc. (a) (b)	20,455	438,760
Adamas Pharmaceuticals, Inc. (a) (b)	7,040	238,586
Aduro Biotech, Inc. (a)	18,643	139,822
Agenus, Inc. (a)	38,088	124,167
Aimmune Therapeutics, Inc. (a)	17,085	646,155
Akebia Therapeutics, Inc. (a)	21,429	318,649
Alder Biopharmaceuticals, Inc. (a)	30,681	351,297
AMAG Pharmaceuticals, Inc. (a)	16,034	212,450
Amicus Therapeutics, Inc. (a)	76,988	1,107,857
AnaptysBio, Inc. (a)	8,239	829,832
Arena Pharmaceuticals, Inc. (a)	18,691	634,933
Array BioPharma, Inc. (a)	91,194	1,167,283
Atara Biotherapeutics, Inc. (a) (b)	11,963	216,530
Audentes Therapeutics, Inc. (a)	7,930	247,812
Avexis, Inc. (a)	11,567	1,280,120
BioCryst Pharmaceuticals, Inc. (a) (b)	42,881	210,546
Biohaven Pharmaceutical Holding Co., Ltd. (a)	4,217	113,775
BioSpecifics Technologies Corp. (a)	3,039	131,680
Bluebird Bio, Inc. (a)	22,095	3,935,119
Blueprint Medicines Corp. (a)	19,368	1,460,541
Calithera Biosciences, Inc. (a)	15,177	126,728
Cara Therapeutics, Inc. (a) (b)	11,468	140,368
Catalyst Pharmaceuticals, Inc. (a)	36,877	144,189
Celldex Therapeutics, Inc. (a)	65,750	186,730
Clovis Oncology, Inc. (a)	20,203	1,373,804
Coherus Biosciences, Inc. (a)	18,745	164,956
Concert Pharmaceuticals, Inc. (a)	8,973	232,131
Corbus Pharmaceuticals Holdings, Inc. (a)	23,089	163,932
Cytokinetics, Inc. (a)	18,716	152,535
CytomX Therapeutics, Inc. (a)	11,599	244,855
Dynavax Technologies Corp. (a)	28,690	536,503
Eagle Pharmaceuticals, Inc. (a)	4,073	217,580
Editas Medicine, Inc. (a) (b)	16,553	508,674
Emergent BioSolutions, Inc. (a)	15,717	730,369
Enanta Pharmaceuticals, Inc. (a)	7,598	445,851
Epizyme, Inc. (a)	20,920	262,546
Esperion Therapeutics, Inc. (a)	7,538	496,302
Exact Sciences Corp. (a)	54,332	2,854,603
FibroGen, Inc. (a)	31,200	1,478,880

Biotechnology—(Continued)
Five Prime Therapeutics, Inc. (a)	13,422	294,210
Flexion Therapeutics, Inc. (a)	15,518	388,571
Foundation Medicine, Inc. (a)	7,156	488,039
Genomic Health, Inc. (a)	8,810	301,302
Geron Corp. (a) (b)	75,588	136,058
Global Blood Therapeutics, Inc. (a)	17,581	691,812
Halozyme Therapeutics, Inc. (a)	55,733	1,129,151
Heron Therapeutics, Inc. (a)	22,046	399,033
Idera Pharmaceuticals, Inc. (a)	73,332	154,731
Ignyta, Inc. (a)	24,664	658,529
ImmunoGen, Inc. (a)	46,019	294,982
Immunomedics, Inc. (a)	49,803	804,816
Inovio Pharmaceuticals, Inc. (a)	36,297	149,907
Insmed, Inc. (a)	33,492	1,044,281
Intellia Therapeutics, Inc. (a)	7,597	146,014
Invitae Corp. (a)	15,995	145,235
Iovance Biotherapeutics, Inc. (a)	25,388	203,104
Ironwood Pharmaceuticals, Inc. (a)	63,682	954,593
Karyopharm Therapeutics, Inc. (a)	15,254	146,438
Keryx Biopharmaceuticals, Inc. (a) (b)	40,309	187,437
Kura Oncology, Inc. (a)	10,102	154,561
La Jolla Pharmaceutical Co. (a)	8,585	276,265
Lexicon Pharmaceuticals, Inc. (a)	23,843	235,569
Ligand Pharmaceuticals, Inc. (a)	9,331	1,277,694
Loxo Oncology, Inc. (a)	10,666	897,864
MacroGenics, Inc. (a) (b)	14,803	281,257
Madrigal Pharmaceuticals, Inc. (a)	2,115	194,136
MiMedx Group, Inc. (a) (b)	48,233	608,218
Momenta Pharmaceuticals, Inc. (a)	32,218	449,441
Myriad Genetics, Inc. (a)	29,763	1,022,210
Natera, Inc. (a)	13,813	124,179
NewLink Genetics Corp. (a)	11,251	91,246
Novavax, Inc. (a)	138,764	172,067
PDL BioPharma, Inc. (a)	77,531	212,435
Portola Pharmaceuticals, Inc. (a)	25,614	1,246,890
Progenics Pharmaceuticals, Inc. (a)	32,263	191,965
Prothena Corp. plc (a)	18,324	686,967
PTC Therapeutics, Inc. (a) (b)	19,200	320,256
Puma Biotechnology, Inc. (a)	13,791	1,363,240
Radius Health, Inc. (a) (b)	17,562	557,945
REGENXBIO, Inc. (a)	13,217	439,465
Repligen Corp. (a)	17,598	638,455
Retrophin, Inc. (a)	16,403	345,611
Rhythm Pharmaceuticals, Inc. (a)	9,862	286,590
Rigel Pharmaceuticals, Inc. (a)	66,270	257,128
Sage Therapeutics, Inc. (a)	17,026	2,804,352
Sangamo Therapeutics, Inc. (a)	39,186	642,650
Sarepta Therapeutics, Inc. (a)	27,646	1,538,223
Spark Therapeutics, Inc. (a)	12,585	647,121
Spectrum Pharmaceuticals, Inc. (a)	40,647	770,261
Stemline Therapeutics, Inc. (a) (b)	11,947	186,373
Synergy Pharmaceuticals, Inc. (a) (b)	55,434	123,618
TG Therapeutics, Inc. (a)	20,926	171,593
Ultragenyx Pharmaceutical, Inc. (a)	18,315	849,450
Vanda Pharmaceuticals, Inc. (a)	20,273	308,150
Voyager Therapeutics, Inc. (a)	7,685	127,571
Xencor, Inc. (a) (b)	16,674	365,494

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
ZIOPHARM Oncology, Inc. (a) (b)	61,375	$254,092

		55,351,901

Building Products—1.4%
AAON, Inc. (b)	19,095	700,786
Advanced Drainage Systems, Inc.	15,729	375,137
American Woodmark Corp. (a)	6,699	872,545
Apogee Enterprises, Inc.	13,684	625,769
Armstrong Flooring, Inc. (a)	11,681	197,643
Builders FirstSource, Inc. (a)	50,475	1,099,850
Caesarstone, Ltd. (a)	11,687	257,114
Continental Building Products, Inc. (a)	17,313	487,361
CSW Industrials, Inc. (a)	6,168	283,420
Gibraltar Industries, Inc. (a)	14,856	490,248
Griffon Corp.	14,438	293,813
Insteel Industries, Inc.	9,004	254,993
JELD-WEN Holding, Inc. (a)	31,537	1,241,612
Masonite International Corp. (a)	12,998	963,802
NCI Building Systems, Inc. (a)	19,586	378,010
Patrick Industries, Inc. (a)	10,680	741,726
PGT Innovations, Inc. (a)	22,494	379,024
Ply Gem Holdings, Inc. (a)	11,295	208,957
Quanex Building Products Corp.	17,697	414,110
Simpson Manufacturing Co., Inc. (b)	19,498	1,119,380
Trex Co., Inc. (a)	12,983	1,407,227
Universal Forest Products, Inc.	28,668	1,078,490

		13,871,017

Capital Markets—1.4%
Arlington Asset Investment Corp. - Class A	10,056	118,460
Artisan Partners Asset Management, Inc. - Class A	21,101	833,490
B. Riley Financial, Inc.	10,620	192,222
Cohen & Steers, Inc.	9,693	458,382
Cowen Group, Inc. (a) (b)	13,196	180,125
Diamond Hill Investment Group, Inc.	1,546	319,496
Donnelley Financial Solutions, Inc. (a)	16,100	313,789
Evercore, Inc. - Class A	17,759	1,598,310
Financial Engines, Inc.	27,468	832,280
Gain Capital Holdings, Inc.	19,074	190,740
Greenhill & Co., Inc.	13,790	268,905
Hamilton Lane, Inc. - Class A	6,064	214,605
Houlihan Lokey, Inc.	11,916	541,344
International FCStone, Inc. (a)	7,668	326,120
Investment Technology Group, Inc.	17,949	345,518
Ladenburg Thalmann Financial Services, Inc.	18,759	59,279
Moelis & Co. - Class A	14,714	713,629
OM Asset Management plc	35,717	598,260
Oppenheimer Holdings, Inc. - Class A	4,998	133,946
Piper Jaffray Cos.	7,063	609,184
PJT Partners, Inc. - Class A	7,794	355,406
Safeguard Scientifics, Inc. (a)	10,084	112,941
Stifel Financial Corp.	29,420	1,752,255
Virtu Financial, Inc. - Class A (b)	12,905	236,162
Virtus Investment Partners, Inc.	3,239	372,647
Waddell & Reed Financial, Inc. - Class A (b)	38,993	871,104
Westwood Holdings Group, Inc.	3,235	214,189

Capital Markets—(Continued)
WisdomTree Investments, Inc.	53,688	673,784

		13,436,572

Chemicals—2.2%
A. Schulman, Inc.	12,704	473,224
AdvanSix, Inc. (a)	14,472	608,837
American Vanguard Corp.	14,887	292,530
Balchem Corp. (b)	14,840	1,196,104
Calgon Carbon Corp.	24,113	513,607
Chase Corp.	3,533	425,726
Codexis, Inc. (a)	21,463	179,216
Ferro Corp. (a)	40,624	958,320
Flotek Industries, Inc. (a)	28,523	132,917
FutureFuel Corp.	10,195	143,648
GCP Applied Technologies, Inc. (a)	34,475	1,099,752
Hawkins, Inc.	4,778	168,186
HB Fuller Co.	21,994	1,184,817
Ingevity Corp. (a)	18,625	1,312,504
Innophos Holdings, Inc.	9,207	430,243
Innospec, Inc.	11,303	797,992
Intrepid Potash, Inc. (a)	22,224	105,786
KMG Chemicals, Inc.	6,159	406,987
Koppers Holdings, Inc. (a)	10,265	522,488
Kraton Corp. (a)	14,021	675,392
Kronos Worldwide, Inc.	11,199	288,598
Minerals Technologies, Inc.	16,456	1,132,996
OMNOVA Solutions, Inc. (a)	22,821	228,210
PolyOne Corp.	36,722	1,597,407
PQ Group Holdings, Inc. (a)	23,836	392,102
Quaker Chemical Corp.	5,838	880,312
Rayonier Advanced Materials, Inc.	19,176	392,149
Sensient Technologies Corp.	19,430	1,421,304
Stepan Co.	9,222	728,261
Trecora Resources (a) (b)	10,819	146,057
Tredegar Corp.	13,367	256,646
Trinseo S.A.	19,403	1,408,658
Tronox, Ltd. - Class A	39,390	807,889

		21,308,865

Commercial Services & Supplies—2.3%
ABM Industries, Inc.	25,771	972,082
ACCO Brands Corp. (a)	43,765	533,933
Advanced Disposal Services, Inc. (a)	20,602	493,212
Brady Corp. - Class A	21,723	823,302
Brink’s Co. (The)	20,598	1,621,063
Casella Waste Systems, Inc. - Class A (a)	20,153	463,922
Covanta Holding Corp. (b)	55,221	933,235
Deluxe Corp.	21,616	1,660,973
Ennis, Inc.	14,123	293,052
Essendant, Inc.	18,301	169,650
Healthcare Services Group, Inc.	31,811	1,677,076
Heritage-Crystal Clean, Inc. (a)	7,474	162,560
Herman Miller, Inc.	28,305	1,133,615
HNI Corp.	20,835	803,606
InnerWorkings, Inc. (a)	18,741	187,972
Interface, Inc.	27,071	680,836

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Kimball International, Inc. - Class B	16,738	$312,498
Knoll, Inc.	23,781	547,914
LSC Communications, Inc.	16,124	244,279
Matthews International Corp. - Class A	13,343	704,510
McGrath RentCorp	10,515	493,995
Mobile Mini, Inc.	20,245	698,452
MSA Safety, Inc.	15,591	1,208,614
Multi-Color Corp.	6,168	461,675
Quad/Graphics, Inc.	13,076	295,518
RR Donnelley & Sons Co.	33,612	312,592
SP Plus Corp. (a)	8,683	322,139
Steelcase, Inc. - Class A	42,340	643,568
Team, Inc. (a) (b)	14,183	211,327
Tetra Tech, Inc. (c)	25,687	1,236,829
U.S. Ecology, Inc.	10,067	513,417
UniFirst Corp.	7,187	1,185,136
Viad Corp.	8,932	494,833
VSE Corp.	4,190	202,922

		22,700,307

Communications Equipment—1.6%
Acacia Communications, Inc. (a) (b)	8,854	320,780
ADTRAN, Inc.	24,190	468,077
Applied Optoelectronics, Inc. (a) (b)	8,622	326,084
CalAmp Corp. (a)	14,239	305,142
Calix, Inc. (a)	21,419	127,443
Ciena Corp. (a)	66,636	1,394,691
Comtech Telecommunications Corp.	11,475	253,827
Digi International, Inc. (a)	12,500	119,375
Extreme Networks, Inc. (a)	50,414	631,183
Finisar Corp. (a)	52,901	1,076,535
Harmonic, Inc. (a) (b)	18,696	78,523
Infinera Corp. (a)	66,643	421,850
InterDigital, Inc.	16,024	1,220,228
Lumentum Holdings, Inc. (a) (b)	28,404	1,388,956
NETGEAR, Inc. (a)	14,969	879,429
NetScout Systems, Inc. (a)	40,021	1,218,639
Oclaro, Inc. (a)	63,678	429,190
Plantronics, Inc.	15,665	789,203
Quantenna Communications, Inc. (a) (b)	10,375	126,575
Ribbon Communications, Inc. (a)	24,015	185,636
Ubiquiti Networks, Inc. (a)	10,729	761,974
ViaSat, Inc. (a)	24,578	1,839,663
Viavi Solutions, Inc. (a)	104,328	911,827

		15,274,830

Construction & Engineering—1.2%
Aegion Corp. (a)	15,075	383,357
Argan, Inc.	6,140	276,300
Chicago Bridge & Iron Co. NV	47,677	769,507
Comfort Systems USA, Inc.	17,796	776,795
Dycom Industries, Inc. (a) (b)	13,476	1,501,631
EMCOR Group, Inc.	26,752	2,186,976
Granite Construction, Inc. (b)	17,416	1,104,697
Great Lakes Dredge & Dock Corp. (a)	10,501	56,705
HC2 Holdings, Inc. (a)	21,147	125,825

Construction & Engineering—(Continued)
KBR, Inc.	62,037	1,230,194
MasTec, Inc. (a)	31,128	1,523,716
MYR Group, Inc. (a)	6,874	245,608
NV5 Global, Inc. (a)	3,969	214,921
Primoris Services Corp.	17,845	485,205
Sterling Construction Co., Inc. (a)	13,246	215,645
Tutor Perini Corp. (a)	19,192	486,517

		11,583,599

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	51,305	1,613,029
U.S. Concrete, Inc. (a)	7,217	603,702

		2,216,731

Consumer Finance—0.6%
Encore Capital Group, Inc. (a)	11,469	482,845
Enova International, Inc. (a)	13,048	198,330
EZCORP, Inc. - Class A (a)	25,543	311,625
FirstCash, Inc.	20,688	1,395,405
Green Dot Corp. - Class A (a)	21,516	1,296,554
LendingClub Corp. (a)	144,948	598,635
Nelnet, Inc. - Class A	9,125	499,867
PRA Group, Inc. (a)	19,388	643,682
Regional Management Corp. (a)	5,496	144,600
World Acceptance Corp. (a)	2,278	183,880

		5,755,423

Containers & Packaging—0.1%
Greif, Inc. - Class A	12,112	733,745
Greif, Inc. - Class B	2,277	157,910
Myers Industries, Inc.	10,665	207,967

		1,099,622

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,704	685,412

Diversified Consumer Services—0.8%
Adtalem Global Education, Inc. (a)	27,412	1,152,675
American Public Education, Inc. (a)	8,921	223,471
Capella Education Co.	5,633	435,994
Career Education Corp. (a)	26,889	324,819
Carriage Services, Inc.	7,506	192,979
Chegg, Inc. (a) (b)	44,656	728,786
Grand Canyon Education, Inc. (a)	20,725	1,855,509
Houghton Mifflin Harcourt Co. (a)	48,813	453,961
K12, Inc. (a)	17,337	275,658
Laureate Education, Inc. - Class A (a)	25,970	352,153
Regis Corp. (a)	18,180	279,245
Sotheby’s (a)	17,875	922,350
Strayer Education, Inc.	5,054	452,738
Weight Watchers International, Inc. (a)	13,493	597,470

		8,247,808

Diversified Financial Services—0.1%
Cannae Holdings, Inc. (a)	30,326	516,452

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
On Deck Capital, Inc. (a)	24,943	$143,173

		659,625

Diversified Telecommunication Services—0.6%
ATN International, Inc.	4,754	262,706
Cincinnati Bell, Inc. (a)	19,517	406,929
Cogent Communications Holdings, Inc.	19,575	886,747
Consolidated Communications Holdings, Inc.	32,698	398,589
Frontier Communications Corp. (b)	37,100	250,796
General Communication, Inc. - Class A (a)	12,857	501,680
Globalstar, Inc. (a)	266,957	349,714
Iridium Communications, Inc. (a) (b)	38,356	452,601
ORBCOMM, Inc. (a)	31,662	322,319
pdvWireless, Inc. (a)	3,369	108,145
Straight Path Communications, Inc. - Class B (a)	4,569	830,599
Vonage Holdings Corp. (a)	94,189	957,902
Windstream Holdings, Inc. (b)	39,733	73,506

		5,802,233

Electric Utilities—1.0%
ALLETE, Inc.	23,439	1,742,924
El Paso Electric Co.	18,779	1,039,418
IDACORP, Inc.	22,802	2,083,191
MGE Energy, Inc.	16,879	1,065,065
Otter Tail Corp.	18,873	838,905
PNM Resources, Inc. (b)	36,376	1,471,409
Portland General Electric Co.	40,066	1,826,208

		10,067,120

Electrical Equipment—0.6%
Atkore International Group, Inc. (a)	15,795	338,803
AZZ, Inc.	12,522	639,874
Babcock & Wilcox Enterprises, Inc. (a)	22,578	128,243
Encore Wire Corp.	9,729	473,316
EnerSys	19,020	1,324,363
Generac Holdings, Inc. (a)	26,660	1,320,203
General Cable Corp.	21,537	637,495
Plug Power, Inc. (a) (b)	53,989	127,414
Powell Industries, Inc.	4,404	126,175
Sunrun, Inc. (a) (b)	43,801	258,426
Thermon Group Holdings, Inc. (a)	15,847	375,098
Vicor Corp. (a)	8,793	183,774

		5,933,184

Electronic Equipment, Instruments & Components—2.7%
Anixter International, Inc. (a)	13,642	1,036,792
AVX Corp.	21,871	378,368
Badger Meter, Inc.	13,640	651,992
Bel Fuse, Inc. - Class B	4,719	118,801
Belden, Inc.	18,557	1,432,044
Benchmark Electronics, Inc. (a)	24,418	710,564
Control4 Corp. (a)	10,604	315,575
CTS Corp.	15,701	404,301
Daktronics, Inc.	18,513	169,024
Electro Scientific Industries, Inc. (a)	16,104	345,109

Electronic Equipment, Instruments & Components—(Continued)
ePlus, Inc. (a)	6,246	469,699
Fabrinet (a)	17,507	502,451
FARO Technologies, Inc. (a)	8,551	401,897
Fitbit, Inc. - Class A (a)	83,429	476,380
II-VI, Inc. (a)	26,824	1,259,387
Insight Enterprises, Inc. (a) (c)	17,579	673,100
Itron, Inc. (a)	16,214	1,105,795
KEMET Corp. (a)	25,798	388,518
Kimball Electronics, Inc. (a)	14,109	257,489
Knowles Corp. (a)	43,119	632,124
Littelfuse, Inc.	9,904	1,959,209
Mesa Laboratories, Inc.	1,474	183,218
Methode Electronics, Inc.	15,351	615,575
MTS Systems Corp.	7,482	401,783
Novanta, Inc. (a)	15,349	767,450
OSI Systems, Inc. (a)	8,490	546,586
Park Electrochemical Corp. (b)	10,569	207,681
PC Connection, Inc.	5,366	140,643
Plexus Corp. (a) (c)	15,422	936,424
Rogers Corp. (a)	8,166	1,322,239
Sanmina Corp. (a)	31,844	1,050,852
ScanSource, Inc. (a)	12,162	435,400
SYNNEX Corp.	13,358	1,816,020
Systemax, Inc.	5,954	198,089
Tech Data Corp. (a)	15,811	1,549,004
TTM Technologies, Inc. (a)	43,439	680,689
VeriFone Systems, Inc. (a)	52,265	925,613
Vishay Intertechnology, Inc.	60,883	1,263,322
Vishay Precision Group, Inc. (a)	5,267	132,465

		26,861,672

Energy Equipment & Services—1.5%
Archrock, Inc.	34,795	365,348
Basic Energy Services, Inc. (a)	9,414	220,947
Bristow Group, Inc.	17,044	229,583
C&J Energy Services, Inc. (a)	23,422	783,934
Diamond Offshore Drilling, Inc. (a) (b)	32,772	609,231
Dril-Quip, Inc. (a)	18,125	864,562
Ensco plc - Class A	206,420	1,219,942
Exterran Corp. (a)	14,849	466,853
Fairmount Santrol Holdings, Inc. (a)	80,171	419,294
Forum Energy Technologies, Inc. (a)	38,569	599,748
Frank’s International NV	26,819	178,346
Helix Energy Solutions Group, Inc. (a)	67,569	509,470
Keane Group, Inc. (a)	17,150	326,022
Matrix Service Co. (a)	14,196	252,689
McDermott International, Inc. (a)	135,519	891,715
Natural Gas Services Group, Inc. (a)	6,643	174,047
Newpark Resources, Inc. (a) (b)	41,815	359,609
Noble Corp. plc (a)	121,320	548,366
Oil States International, Inc. (a)	24,545	694,623
ProPetro Holding Corp. (a)	27,329	550,953
Rowan Cos. plc - Class A (a) (b)	56,769	889,003
SEACOR Holdings, Inc. (a)	7,977	368,697
Select Energy Services, Inc. - Class A (a)	13,997	255,305
Solaris Oilfield Infrastructure, Inc. - Class A (a)	9,598	205,493

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Superior Energy Services, Inc. (a)	73,574	$708,518
TETRA Technologies, Inc. (a)	57,683	246,306
U.S. Silica Holdings, Inc.	38,361	1,249,034
Unit Corp. (a)	24,655	542,410

		14,730,048

Equity Real Estate Investment Trusts—6.1%
Acadia Realty Trust	38,553	1,054,810
Agree Realty Corp.	13,037	670,623
Alexander & Baldwin, Inc.	20,854	578,490
Alexander’s, Inc.	1,029	407,330
Altisource Residential Corp.	26,537	314,729
American Assets Trust, Inc.	19,187	733,711
Armada Hoffler Properties, Inc.	19,662	305,351
Ashford Hospitality Prime, Inc.	14,521	141,289
Ashford Hospitality Trust, Inc.	24,077	162,038
Bluerock Residential Growth REIT, Inc.	9,427	95,307
CareTrust REIT, Inc.	34,103	571,566
CatchMark Timber Trust, Inc. - Class A	19,002	249,496
CBL & Associates Properties, Inc.	64,211	363,434
Cedar Realty Trust, Inc.	37,954	230,760
Chatham Lodging Trust	18,798	427,842
Chesapeake Lodging Trust	28,075	760,552
City Office REIT, Inc.	14,820	192,808
Community Healthcare Trust, Inc.	6,730	189,113
CorEnergy Infrastructure Trust, Inc.	5,980	228,436
Cousins Properties, Inc.	195,107	1,804,740
DiamondRock Hospitality Co.	92,371	1,042,869
Easterly Government Properties, Inc.	19,718	420,782
EastGroup Properties, Inc.	15,137	1,337,808
Education Realty Trust, Inc. (b)	35,414	1,236,657
Farmland Partners, Inc.	13,291	115,366
First Industrial Realty Trust, Inc.	54,715	1,721,881
Four Corners Property Trust, Inc.	29,818	766,323
Franklin Street Properties Corp.	48,177	517,421
Geo Group, Inc. (The)	57,346	1,353,366
Getty Realty Corp.	13,449	365,275
Gladstone Commercial Corp.	13,243	278,898
Global Net Lease, Inc. (b)	31,987	658,292
Government Properties Income Trust	44,872	831,927
Gramercy Property Trust	72,551	1,934,210
Healthcare Realty Trust, Inc.	56,754	1,822,938
Hersha Hospitality Trust	21,188	368,671
Independence Realty Trust, Inc.	39,339	396,931
InfraREIT, Inc.	19,986	371,340
Investors Real Estate Trust	56,725	322,198
iStar, Inc. (a)	31,393	354,741
Jernigan Capital, Inc.	4,880	92,769
Kite Realty Group Trust	38,990	764,204
LaSalle Hotel Properties	53,145	1,491,780
Lexington Realty Trust	101,687	981,280
LTC Properties, Inc.	17,896	779,371
Mack-Cali Realty Corp.	43,539	938,701
MedEquities Realty Trust, Inc.	10,709	120,155
Monmouth Real Estate Investment Corp.	32,365	576,097
National Health Investors, Inc.	18,569	1,399,731

Equity Real Estate Investment Trusts—(Continued)
National Storage Affiliates Trust	20,224	551,306
New Senior Investment Group, Inc.	40,485	306,067
NexPoint Residential Trust, Inc.	9,154	255,763
NorthStar Realty Europe Corp.	30,012	403,061
One Liberty Properties, Inc.	6,290	163,037
Pebblebrook Hotel Trust (b)	30,891	1,148,218
Pennsylvania Real Estate Investment Trust (b)	32,570	387,257
Physicians Realty Trust	82,152	1,477,914
Potlatch Corp.	17,690	882,731
Preferred Apartment Communities, Inc. - Class A	15,013	304,013
PS Business Parks, Inc.	8,900	1,113,301
QTS Realty Trust, Inc. - Class A	22,822	1,236,040
Quality Care Properties, Inc. (a)	44,567	615,470
Ramco-Gershenson Properties Trust	37,976	559,386
Retail Opportunity Investments Corp.	52,344	1,044,263
Rexford Industrial Realty, Inc.	35,291	1,029,086
RLJ Lodging Trust	77,648	1,705,927
Ryman Hospitality Properties, Inc.	20,440	1,410,769
Sabra Health Care REIT, Inc.	80,613	1,513,106
Saul Centers, Inc.	5,405	333,759
Select Income REIT	31,114	781,895
Seritage Growth Properties - Class A	11,383	460,556
STAG Industrial, Inc.	41,873	1,144,389
Summit Hotel Properties, Inc.	48,101	732,578
Sunstone Hotel Investors, Inc.	103,053	1,703,466
Terreno Realty Corp.	23,106	810,096
Tier REIT, Inc.	22,342	455,553
UMH Properties, Inc.	14,825	220,892
Universal Health Realty Income Trust (b)	6,109	458,847
Urban Edge Properties	47,138	1,201,548
Urstadt Biddle Properties, Inc. - Class A	13,207	287,120
Washington Prime Group, Inc. (b)	76,095	541,796
Washington Real Estate Investment Trust	34,947	1,087,551
Whitestone REIT (b)	18,215	262,478
Xenia Hotels & Resorts, Inc.	50,544	1,091,245

		60,524,891

Food & Staples Retailing—0.5%
Andersons, Inc. (The) (b)	13,251	412,769
Chefs’ Warehouse, Inc. (The) (a)	8,577	175,828
Ingles Markets, Inc. - Class A	6,173	213,586
Performance Food Group Co. (a)	39,583	1,310,197
Pricesmart, Inc.	10,376	893,374
SpartanNash Co.	16,917	451,345
SUPERVALU, Inc. (a) (b)	17,497	377,935
United Natural Foods, Inc. (a)	23,843	1,174,745
Weis Markets, Inc.	4,490	185,841

		5,195,620

Food Products—1.3%
Amplify Snack Brands, Inc. (a)	14,688	176,403
B&G Foods, Inc. (b)	31,647	1,112,392
Bob Evans Farms, Inc.	8,975	707,409
Cal-Maine Foods, Inc. (a)	12,626	561,226
Calavo Growers, Inc.	7,353	620,593
Darling Ingredients, Inc. (a)	72,905	1,321,768

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Dean Foods Co.	44,397	$513,229
Farmer Bros Co. (a)	3,967	127,539
Fresh Del Monte Produce, Inc. (b)	15,644	745,749
Freshpet, Inc. (a)	10,616	201,173
Hostess Brands, Inc. (a)	37,064	548,918
J&J Snack Foods Corp.	6,995	1,062,051
John B Sanfilippo & Son, Inc. (b)	4,150	262,488
Lancaster Colony Corp.	8,194	1,058,747
Landec Corp. (a)	14,010	176,526
Limoneira Co.	6,209	139,082
Sanderson Farms, Inc.	9,453	1,311,887
Snyder’s-Lance, Inc.	40,150	2,010,712
Tootsie Roll Industries, Inc. (b)	8,613	313,513

		12,971,405

Gas Utilities—1.1%
Chesapeake Utilities Corp.	6,975	547,886
New Jersey Resources Corp.	38,723	1,556,665
Northwest Natural Gas Co.	13,257	790,780
ONE Gas, Inc.	23,372	1,712,233
South Jersey Industries, Inc.	37,607	1,174,467
Southwest Gas Holdings, Inc.	21,731	1,748,911
Spire, Inc. (b)	21,579	1,621,662
WGL Holdings, Inc.	22,659	1,945,048

		11,097,652

Health Care Equipment & Supplies—3.6%
Abaxis, Inc.	11,146	551,950
Accuray, Inc. (a)	37,218	160,037
Analogic Corp.	6,383	534,576
AngioDynamics, Inc. (a)	17,852	296,879
Anika Therapeutics, Inc. (a) (b)	7,087	382,060
Antares Pharma, Inc. (a)	18,820	37,452
AtriCure, Inc. (a)	16,270	296,765
Atrion Corp.	618	389,711
AxoGen, Inc. (a) (b)	13,718	388,219
Cantel Medical Corp.	16,951	1,743,749
Cardiovascular Systems, Inc. (a)	14,951	354,189
Cerus Corp. (a)	58,326	197,142
CONMED Corp.	13,371	681,520
CryoLife, Inc. (a)	17,220	329,763
Cutera, Inc. (a)	6,744	305,840
Endologix, Inc. (a) (b)	44,063	235,737
Entellus Medical, Inc. (a)	6,244	152,291
Exactech, Inc. (a)	5,785	286,068
Glaukos Corp. (a)	13,608	349,045
Globus Medical, Inc. - Class A (a)	34,489	1,417,498
Haemonetics Corp. (a)	23,946	1,390,784
Halyard Health, Inc. (a)	20,898	965,070
Heska Corp. (a)	3,277	262,848
ICU Medical, Inc. (a)	6,775	1,463,400
Inogen, Inc. (a)	8,037	957,046
Insulet Corp. (a)	26,143	1,803,867
Integer Holdings Corp. (a)	15,275	691,957
Integra LifeSciences Holdings Corp. (a)	29,050	1,390,333
Invacare Corp. (b)	15,930	268,421

Health Care Equipment & Supplies—(Continued)
iRhythm Technologies, Inc. (a)	6,771	379,515
K2M Group Holdings, Inc. (a)	19,428	349,704
Lantheus Holdings, Inc. (a)	13,066	267,200
LeMaitre Vascular, Inc. (b)	7,651	243,608
LivaNova plc (a)	22,711	1,815,063
Masimo Corp. (a)	20,916	1,773,677
Meridian Bioscience, Inc.	22,552	315,728
Merit Medical Systems, Inc. (a)	23,310	1,006,992
Natus Medical, Inc. (a)	16,472	629,230
Neogen Corp. (a)	17,828	1,465,640
Nevro Corp. (a)	13,030	899,591
Novocure, Ltd. (a)	25,960	524,392
NuVasive, Inc. (a)	23,689	1,385,570
NxStage Medical, Inc. (a)	30,508	739,209
OraSure Technologies, Inc. (a)	25,014	471,764
Orthofix International NV (a)	7,561	413,587
Oxford Immunotec Global plc (a)	12,520	174,904
Penumbra, Inc. (a)	13,208	1,242,873
Quidel Corp. (a)	13,903	602,695
Rockwell Medical, Inc. (a) (b)	18,836	109,626
RTI Surgical, Inc. (a)	8,192	33,587
STAAR Surgical Co. (a)	19,419	300,994
SurModics, Inc. (a)	6,159	172,452
Tactile Systems Technology, Inc. (a)	4,810	139,394
Utah Medical Products, Inc.	2,002	162,963
Varex Imaging Corp. (a)	17,885	718,440
ViewRay, Inc. (a)	16,024	148,382
Wright Medical Group NV (a) (b)	47,569	1,056,032

		35,827,029

Health Care Providers & Services—1.9%
Aceto Corp.	14,101	145,663
Addus HomeCare Corp. (a)	4,191	145,847
Almost Family, Inc. (a)	6,160	340,956
Amedisys, Inc. (a)	13,972	736,464
AMN Healthcare Services, Inc. (a) (b)	21,592	1,063,406
BioScrip, Inc. (a)	59,803	174,027
BioTelemetry, Inc. (a)	13,262	396,534
Capital Senior Living Corp. (a)	14,260	192,367
Chemed Corp.	7,153	1,738,322
Civitas Solutions, Inc. (a) (b)	6,456	110,398
Community Health Systems, Inc. (a) (b)	43,409	184,922
Corvel Corp. (a)	5,325	281,693
Cross Country Healthcare, Inc. (a)	16,495	210,476
Diplomat Pharmacy, Inc. (a)	22,308	447,722
Encompass Health Corp.	45,536	2,249,934
Ensign Group, Inc. (The)	24,374	541,103
HealthEquity, Inc. (a) (b)	23,357	1,089,838
Kindred Healthcare, Inc.	40,056	388,543
LHC Group, Inc. (a)	6,847	419,379
Magellan Health, Inc. (a)	11,100	1,071,705
Molina Healthcare, Inc. (a)	19,825	1,520,181
National Healthcare Corp.	5,246	319,691
National Research Corp. - Class A	4,950	184,635
Owens & Minor, Inc.	28,475	537,608
Providence Service Corp. (The) (a)	5,978	354,735

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
R1 RCM, Inc. (a) (b)	61,837	$272,701
RadNet, Inc. (a)	21,044	212,544
Select Medical Holdings Corp. (a)	52,961	934,762
Teladoc, Inc. (a) (b)	25,351	883,482
Tenet Healthcare Corp. (a) (b)	38,490	583,508
Tivity Health, Inc. (a)	16,239	593,535
Triple-S Management Corp. - Class B (a)	12,074	300,039
U.S. Physical Therapy, Inc.	6,011	433,994

		19,060,714

Health Care Technology—0.7%
Allscripts Healthcare Solutions, Inc. (a)	85,323	1,241,450
Castlight Health, Inc. - Class B (a)	33,470	125,512
Computer Programs & Systems, Inc. (b)	5,856	175,973
Cotiviti Holdings, Inc. (a)	17,395	560,293
Evolent Health, Inc. - Class A (a) (b)	24,888	306,122
HealthStream, Inc. (a)	12,016	278,291
HMS Holdings Corp. (a)	40,747	690,662
Inovalon Holdings, Inc. - Class A (a)	29,972	449,580
Medidata Solutions, Inc. (a) (b)	26,132	1,655,985
Omnicell, Inc. (a)	16,746	812,181
Quality Systems, Inc. (a)	24,814	336,974
Tabula Rasa HealthCare, Inc. (a)	4,962	139,184
Vocera Communications, Inc. (a)	13,407	405,159

		7,177,366

Hotels, Restaurants & Leisure—3.1%
Belmond, Ltd. - Class A (a)	42,411	519,535
Biglari Holdings, Inc. (a)	528	218,803
BJ’s Restaurants, Inc.	9,083	330,621
Bloomin’ Brands, Inc.	41,567	887,040
Boyd Gaming Corp.	36,831	1,290,927
Brinker International, Inc.	20,422	793,190
Buffalo Wild Wings, Inc. (a)	6,996	1,093,825
Caesars Entertainment Corp. (a)	63,436	802,465
Carrols Restaurant Group, Inc. (a)	17,458	212,115
Cheesecake Factory, Inc. (The)	18,905	910,843
Churchill Downs, Inc.	6,083	1,415,514
Chuy’s Holdings, Inc. (a)	8,272	232,030
Cracker Barrel Old Country Store, Inc. (b)	8,458	1,343,892
Dave & Buster’s Entertainment, Inc. (a)	19,667	1,085,028
Del Frisco’s Restaurant Group, Inc. (a)	12,052	183,793
Del Taco Restaurants, Inc. (a)	16,196	196,296
Denny’s Corp. (a)	31,940	422,886
DineEquity, Inc. (b)	8,597	436,126
Drive Shack, Inc. (a)	30,558	168,986
Eldorado Resorts, Inc. (a)	20,398	676,194
Fiesta Restaurant Group, Inc. (a) (b)	13,371	254,049
Golden Entertainment, Inc. (a)	5,522	180,293
ILG, Inc.	49,690	1,415,171
International Speedway Corp. - Class A	10,424	415,396
Jack in the Box, Inc.	13,522	1,326,643
La Quinta Holdings, Inc. (a)	36,753	678,460
Marcus Corp. (The)	9,550	261,193
Marriott Vacations Worldwide Corp.	9,902	1,338,849
Monarch Casino & Resort, Inc. (a)	5,265	235,977

Hotels, Restaurants & Leisure—(Continued)
Nathan’s Famous, Inc.	1,453	109,702
Papa John’s International, Inc.	12,261	687,965
Penn National Gaming, Inc. (a)	39,722	1,244,490
Pinnacle Entertainment, Inc. (a)	22,818	746,833
Planet Fitness, Inc. - Class A (a)	39,546	1,369,478
Potbelly Corp. (a)	12,520	153,996
RCI Hospitality Holdings, Inc.	4,756	133,073
Red Robin Gourmet Burgers, Inc. (a)	5,863	330,673
Red Rock Resorts, Inc. - Class A	32,000	1,079,680
Ruth’s Hospitality Group, Inc.	13,027	282,035
Scientific Games Corp. - Class A (a)	24,798	1,272,137
SeaWorld Entertainment, Inc. (a) (b)	32,101	435,611
Shake Shack, Inc. - Class A (a) (b)	10,507	453,902
Sonic Corp.	16,919	464,934
Speedway Motorsports, Inc.	7,078	133,562
Texas Roadhouse, Inc.	31,030	1,634,660
Wingstop, Inc.	13,875	540,847
Zoe’s Kitchen, Inc. (a)	9,191	153,674

		30,553,392

Household Durables—1.5%
Bassett Furniture Industries, Inc.	5,374	202,062
Beazer Homes USA, Inc. (a)	13,700	263,177
Cavco Industries, Inc. (a)	4,052	618,335
Century Communities, Inc. (a)	7,561	235,147
CSS Industries, Inc.	4,201	116,914
Ethan Allen Interiors, Inc.	12,159	347,747
Flexsteel Industries, Inc.	3,005	140,574
GoPro, Inc. - Class A (a) (b)	49,877	377,569
Green Brick Partners, Inc. (a)	13,437	151,838
Helen of Troy, Ltd. (a)	12,385	1,193,295
Hooker Furniture Corp.	5,444	231,098
Hovnanian Enterprises, Inc. - Class A (a)	18,726	62,732
Installed Building Products, Inc. (a)	9,469	719,171
iRobot Corp. (a) (b)	12,468	956,296
KB Home	37,780	1,207,071
La-Z-Boy, Inc.	21,678	676,354
LGI Homes, Inc. (a)	8,210	615,996
M/I Homes, Inc. (a)	12,868	442,659
MDC Holdings, Inc.	19,261	614,041
Meritage Homes Corp. (a)	18,033	923,290
PICO Holdings, Inc. (a)	12,147	155,482
Taylor Morrison Home Corp. - Class A (a)	37,069	907,078
TopBuild Corp. (a)	15,564	1,178,817
TRI Pointe Group, Inc. (a)	66,237	1,186,967
Universal Electronics, Inc. (a)	6,028	284,823
William Lyon Homes - Class A (a)	12,315	358,120
ZAGG, Inc. (a)	14,118	260,477

		14,427,130

Household Products—0.3%
Central Garden and Pet Co. (a)	4,446	173,038
Central Garden and Pet Co. - Class A (a)	16,480	621,461
HRG Group, Inc. (a)	58,164	985,880
WD-40 Co. (b)	5,879	693,722

		2,474,101

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—0.4%
Atlantic Power Corp. (a)	15,362	$36,101
Dynegy, Inc. (a) (b)	48,619	576,135
NRG Yield, Inc. - Class A	16,087	303,240
NRG Yield, Inc. - Class C	29,107	550,122
Ormat Technologies, Inc.	18,869	1,206,861
Pattern Energy Group, Inc. (b)	35,949	772,544
TerraForm Power, Inc. - Class A (b)	20,842	249,271

		3,694,274

Industrial Conglomerates—0.1%
Raven Industries, Inc.	17,386	597,209

Insurance—2.3%
Ambac Financial Group, Inc. (a)	22,444	358,655
American Equity Investment Life Holding Co.	38,391	1,179,755
AMERISAFE, Inc. (b)	9,298	572,757
Amtrust Financial Services, Inc. (b)	40,519	408,026
Argo Group International Holdings, Ltd.	14,148	872,224
Citizens, Inc. (a) (b)	22,172	162,964
CNO Financial Group, Inc.	78,186	1,930,412
eHealth, Inc. (a)	7,987	138,734
EMC Insurance Group, Inc.	3,800	109,022
Employers Holdings, Inc.	14,789	656,632
Enstar Group, Ltd. (a)	5,093	1,022,420
FBL Financial Group, Inc. - Class A	4,790	333,623
Genworth Financial, Inc. - Class A (a)	216,404	673,016
Global Indemnity, Ltd. (a)	3,335	140,137
Greenlight Capital Re, Ltd. - Class A (a)	13,998	281,360
HCI Group, Inc.	4,347	129,975
Health Insurance Innovations, Inc. - Class A (a)	5,782	144,261
Heritage Insurance Holdings, Inc.	11,792	212,492
Horace Mann Educators Corp.	18,978	836,930
Infinity Property & Casualty Corp.	4,626	490,356
Investors Title Co.	736	145,986
James River Group Holdings, Ltd.	10,708	428,427
Kemper Corp.	18,020	1,241,578
Kinsale Capital Group, Inc.	7,087	318,915
Maiden Holdings, Ltd.	33,144	218,750
MBIA, Inc. (a)	41,874	306,518
National General Holdings Corp.	23,963	470,633
National Western Life Group, Inc. - Class A	1,054	348,895
Navigators Group, Inc. (The)	9,344	455,053
Primerica, Inc.	19,831	2,013,838
RLI Corp. (b)	16,753	1,016,237
Safety Insurance Group, Inc.	6,815	547,926
Selective Insurance Group, Inc.	26,789	1,572,514
State Auto Financial Corp. (b)	7,940	231,213
Stewart Information Services Corp.	8,834	373,678
Third Point Reinsurance, Ltd. (a)	43,497	637,231
Trupanion, Inc. (a)	11,074	324,136
United Fire Group, Inc.	9,677	441,078
United Insurance Holdings Corp. (b)	8,654	149,282
Universal Insurance Holdings, Inc.	15,753	430,845

		22,326,484

Internet & Direct Marketing Retail—0.4%
1-800-Flowers.com, Inc. - Class A (a)	13,330	142,631
Groupon, Inc. (a)	141,928	723,833
Lands’ End, Inc. (a) (b)	6,765	132,256
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	328,018
Nutrisystem, Inc.	14,262	750,181
Overstock.com, Inc. (a) (b)	7,777	496,950
PetMed Express, Inc.	9,436	429,338
Shutterfly, Inc. (a)	15,092	750,827

		3,754,034

Internet Software & Services—3.1%
2U, Inc. (a) (b)	21,842	1,409,027
Actua Corp. (a)	13,096	204,298
Alarm.com Holdings, Inc. (a)	9,727	367,194
Alteryx, Inc. - Class A (a)	11,045	279,107
Appfolio, Inc. - Class A (a)	4,077	169,196
Apptio, Inc. - Class A (a)	8,921	209,822
Bazaarvoice, Inc. (a)	23,288	126,920
Benefitfocus, Inc. (a) (b)	6,419	173,313
Blucora, Inc. (a)	20,338	449,470
Box, Inc. - Class A (a)	37,001	781,461
Brightcove, Inc. (a)	17,392	123,483
Carbonite, Inc. (a)	11,965	300,322
Care.com, Inc. (a)	6,999	126,262
Cars.com, Inc. (a)	33,795	974,648
ChannelAdvisor Corp. (a)	10,403	93,627
Cimpress NV (a)	11,180	1,340,258
Cloudera, Inc. (a)	44,625	737,205
CommerceHub, Inc. - Series A (a) (b)	7,074	155,557
CommerceHub, Inc. - Series C (a)	14,164	291,637
Cornerstone OnDemand, Inc. (a)	24,008	848,203
Coupa Software, Inc. (a)	14,191	443,043
Endurance International Group Holdings, Inc. (a)	27,384	230,026
Envestnet, Inc. (a)	20,207	1,007,319
Etsy, Inc. (a)	55,043	1,125,629
Five9, Inc. (a)	24,673	613,864
Gogo, Inc. (a) (b)	27,419	309,286
GrubHub, Inc. (a)	39,224	2,816,283
GTT Communications, Inc. (a)	14,711	690,681
Hortonworks, Inc. (a)	23,786	478,336
Instructure, Inc. (a)	10,316	341,460
Internap Corp. (a)	10,141	159,315
j2 Global, Inc. (b)	21,521	1,614,721
Limelight Networks, Inc. (a)	16,081	70,917
LivePerson, Inc. (a)	29,330	337,295
MINDBODY, Inc. - Class A (a)	20,014	609,426
MuleSoft, Inc. - Class A (a)	11,757	273,468
New Relic, Inc. (a)	13,849	800,057
NIC, Inc.	29,109	483,209
Nutanix, Inc. - Class A (a)	48,555	1,713,020
Okta, Inc. (a)	7,427	190,205
Q2 Holdings, Inc. (a)	14,830	546,486
QuinStreet, Inc. (a)	18,085	151,552
Quotient Technology, Inc. (a)	35,202	413,624
Shutterstock, Inc. (a)	9,230	397,167
SPS Commerce, Inc. (a)	7,550	366,855

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Stamps.com, Inc. (a)	7,291	$1,370,708
TechTarget, Inc. (a)	9,817	136,653
Trade Desk, Inc. (The) - Class A (a) (b)	11,113	508,197
TrueCar, Inc. (a)	29,629	331,845
Tucows, Inc. - Class A (a) (b)	4,376	306,539
Twilio, Inc. - Class A (a)	29,205	689,238
Web.com Group, Inc. (a)	16,480	359,264
XO Group, Inc. (a)	11,305	208,690
Yelp, Inc. (a)	36,366	1,525,917
Yext, Inc. (a)	11,674	140,438

		30,921,743

IT Services—1.8%
Acxiom Corp. (a)	37,591	1,036,008
Blackhawk Network Holdings, Inc. (a)	24,608	877,275
CACI International, Inc. - Class A (a) (c)	11,262	1,490,526
Cardtronics plc - Class A (a)	22,064	408,625
Cass Information Systems, Inc.	4,898	285,113
Convergys Corp. (b)	42,882	1,007,727
CSG Systems International, Inc.	15,258	668,605
EPAM Systems, Inc. (a)	22,354	2,401,490
Everi Holdings, Inc. (a)	31,593	238,211
EVERTEC, Inc.	30,384	414,742
ExlService Holdings, Inc. (a)	14,163	854,737
Hackett Group, Inc. (The)	11,151	175,182
ManTech International Corp. - Class A	12,440	624,364
MAXIMUS, Inc.	29,631	2,120,987
MoneyGram International, Inc. (a)	14,692	193,641
Perficient, Inc. (a)	17,369	331,227
Presidio, Inc. (a)	12,582	241,197
Science Applications International Corp.	19,917	1,525,045
Sykes Enterprises, Inc. (a)	18,634	586,039
Syntel, Inc. (a)	14,931	343,264
TeleTech Holdings, Inc.	7,377	296,924
Travelport Worldwide, Ltd.	56,729	741,448
Unisys Corp. (a)	26,228	213,758
Virtusa Corp. (a)	11,780	519,262

		17,595,397

Leisure Products—0.3%
Acushnet Holdings Corp.	14,893	313,944
American Outdoor Brands Corp. (a)	25,637	329,179
Callaway Golf Co.	46,706	650,615
Johnson Outdoors, Inc. - Class A	2,524	156,715
Malibu Boats, Inc. - Class A (a)	8,768	260,673
MCBC Holdings, Inc. (a)	9,205	204,535
Nautilus, Inc. (a)	16,328	217,979
Sturm Ruger & Co., Inc.	8,538	476,847
Vista Outdoor, Inc. (a)	27,041	393,987

		3,004,474

Life Sciences Tools & Services—0.5%
Accelerate Diagnostics, Inc. (a) (b)	11,348	297,318
Cambrex Corp. (a) (b)	15,180	728,640
Enzo Biochem, Inc. (a)	21,985	179,178

Life Sciences Tools & Services—(Continued)
Fluidigm Corp. (a)	20,596	121,310
INC Research Holdings, Inc. - Class A (a)	25,522	1,112,759
Luminex Corp.	18,901	372,350
Medpace Holdings, Inc. (a)	3,791	137,462
NeoGenomics, Inc. (a)	26,497	234,763
Pacific Biosciences of California, Inc. (a)	13,245	34,967
PRA Health Sciences, Inc. (a)	22,815	2,077,762

		5,296,509

Machinery—3.8%
Actuant Corp. - Class A	28,401	718,545
Alamo Group, Inc.	4,629	522,475
Albany International Corp. - Class A	12,352	759,030
Altra Industrial Motion Corp.	13,607	685,793
American Railcar Industries, Inc. (b)	4,708	196,041
Astec Industries, Inc.	10,105	591,143
Barnes Group, Inc.	22,099	1,398,204
Briggs & Stratton Corp.	19,347	490,833
Chart Industries, Inc. (a) (b)	13,000	609,180
CIRCOR International, Inc.	7,291	354,926
Columbus McKinnon Corp.	10,074	402,759
Commercial Vehicle Group, Inc. (a)	12,649	135,218
DMC Global, Inc.	7,160	179,358
Douglas Dynamics, Inc.	9,877	373,351
Energy Recovery, Inc. (a) (b)	17,996	157,465
EnPro Industries, Inc.	9,829	919,110
ESCO Technologies, Inc.	10,846	653,471
Federal Signal Corp.	29,548	593,619
Franklin Electric Co., Inc.	21,104	968,674
Global Brass & Copper Holdings, Inc.	11,099	367,377
Gorman-Rupp Co. (The)	7,300	227,833
Greenbrier Cos., Inc. (The) (b)	12,008	640,026
Harsco Corp. (a)	37,700	703,105
Hillenbrand, Inc.	29,683	1,326,830
Hurco Cos., Inc.	3,167	133,647
Hyster-Yale Materials Handling, Inc.	4,976	423,756
John Bean Technologies Corp.	13,882	1,538,126
Kadant, Inc.	4,675	469,370
Kennametal, Inc.	37,400	1,810,534
Lindsay Corp.	4,595	405,279
Lydall, Inc. (a)	8,342	423,357
Manitowoc Co., Inc. (The) (a)	15,849	623,500
Meritor, Inc. (a)	37,321	875,551
Milacron Holdings Corp. (a)	25,773	493,295
Miller Industries, Inc.	5,680	146,544
Mueller Industries, Inc.	26,115	925,254
Mueller Water Products, Inc. - Class A	65,448	820,063
Navistar International Corp. (a)	23,914	1,025,432
NN, Inc.	12,696	350,410
Park-Ohio Holdings Corp.	4,748	218,171
Proto Labs, Inc. (a)	11,062	1,139,386
RBC Bearings, Inc. (a)	10,876	1,374,726
REV Group, Inc.	11,893	386,879
Rexnord Corp. (a)	48,964	1,274,043
Spartan Motors, Inc.	17,934	282,461
SPX Corp. (a)	20,781	652,316

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
SPX FLOW, Inc. (a)	19,554	$929,793
Standex International Corp.	6,262	637,785
Sun Hydraulics Corp.	10,558	682,997
Tennant Co.	8,362	607,499
Titan International, Inc.	22,706	292,453
TriMas Corp. (a)	22,514	602,249
Wabash National Corp. (b)	27,273	591,824
Watts Water Technologies, Inc. - Class A	13,118	996,312
Woodward, Inc.	24,351	1,863,826

		36,971,204

Marine—0.1%
Costamare, Inc.	19,016	109,722
Matson, Inc.	20,127	600,590
Scorpio Bulkers, Inc.	15,964	118,134

		828,446

Media—1.4%
AMC Entertainment Holdings, Inc. - Class A	25,675	387,693
Central European Media Enterprises, Ltd. - Class A (a)	18,988	88,294
Daily Journal Corp. (a) (b)	598	137,672
Emerald Expositions Events, Inc.	8,876	180,538
Entercom Communications Corp. - Class A	59,866	646,553
Entravision Communications Corp. - Class A	29,645	211,962
Eros International plc (a) (b)	13,360	128,924
EW Scripps Co. (The) - Class A (a)	29,695	464,133
Gannett Co., Inc.	48,407	561,037
Gray Television, Inc. (a)	30,714	514,460
IMAX Corp. (a)	28,090	650,283
Liberty Braves Group - Class A (a)	4,959	109,346
Liberty Braves Group - Class C (a)	16,010	355,742
Loral Space & Communications, Inc. (a)	6,669	293,769
MDC Partners, Inc. - Class A (a)	25,380	247,455
Meredith Corp. (b)	18,346	1,211,753
MSG Networks, Inc. - Class A (a)	29,478	596,930
National CineMedia, Inc.	16,468	112,970
New Media Investment Group, Inc.	22,310	374,362
New York Times Co. (The) - Class A	58,218	1,077,033
Nexstar Media Group, Inc. - Class A	19,881	1,554,694
Reading International, Inc. - Class A (a)	8,504	142,017
Scholastic Corp.	13,390	537,073
Sinclair Broadcast Group, Inc. - Class A	31,990	1,210,821
Time, Inc.	44,671	824,180
tronc, Inc. (a)	6,955	122,338
World Wrestling Entertainment, Inc. - Class A	18,113	553,896

		13,295,928

Metals & Mining—1.2%
AK Steel Holding Corp. (a) (b)	128,673	728,289
Allegheny Technologies, Inc. (a)	56,239	1,357,609
Carpenter Technology Corp.	20,845	1,062,887
Century Aluminum Co. (a)	24,781	486,699
Cleveland-Cliffs, Inc. (a) (b)	125,078	901,812
Coeur Mining, Inc. (a)	85,970	644,775
Commercial Metals Co.	53,553	1,141,750

Metals & Mining—(Continued)
Compass Minerals International, Inc.	15,969	1,153,760
Ferroglobe Representation & Warranty Insurance Trust (a) (d)	31,634	0
Haynes International, Inc.	6,653	213,229
Hecla Mining Co.	158,782	630,365
Kaiser Aluminum Corp.	7,582	810,137
Klondex Mines, Ltd. (a)	55,957	146,048
Materion Corp.	9,498	461,603
Schnitzer Steel Industries, Inc. - Class A	13,529	453,221
SunCoke Energy, Inc. (a)	32,541	390,167
TimkenSteel Corp. (a) (b)	18,629	282,974
Warrior Met Coal, Inc.	16,223	408,008
Worthington Industries, Inc.	19,515	859,831

		12,133,164

Mortgage Real Estate Investment Trusts—0.8%
AG Mortgage Investment Trust, Inc.	14,345	272,698
Anworth Mortgage Asset Corp.	31,830	173,155
Apollo Commercial Real Estate Finance, Inc. (b)	49,428	911,947
Ares Commercial Real Estate Corp.	11,438	147,550
ARMOUR Residential REIT, Inc.	19,400	498,968
Capstead Mortgage Corp.	44,863	388,065
CYS Investments, Inc.	74,681	599,688
Dynex Capital, Inc.	26,422	185,218
Granite Point Mortgage Trust, Inc. (b)	19,775	350,809
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	23,478	564,881
Invesco Mortgage Capital, Inc.	49,693	886,026
Ladder Capital Corp.	33,691	459,208
Mortgage Investment Corp.	23,775	439,837
New York Mortgage Trust, Inc. (b)	51,471	317,576
Orchid Island Capital, Inc. (b)	21,449	199,047
PennyMac Mortgage Investment Trust	32,716	525,746
Redwood Trust, Inc. (b)	33,524	496,826
Resource Capital Corp.	16,059	150,473
Sutherland Asset Management Corp.	8,791	133,184
Western Asset Mortgage Capital Corp.	20,929	208,244

		7,909,146

Multi-Utilities—0.5%
Avista Corp.	28,672	1,476,322
Black Hills Corp.	24,293	1,460,252
NorthWestern Corp.	21,883	1,306,415
Unitil Corp.	7,429	338,911

		4,581,900

Multiline Retail—0.3%
Big Lots, Inc.	19,712	1,106,829
Dillard’s, Inc. - Class A (b)	7,269	436,503
J.C. Penney Co., Inc. (a) (b)	111,468	352,239
Ollie’s Bargain Outlet Holdings, Inc. (a)	22,352	1,190,244

		3,085,815

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (a)	23,039	56,676
Arch Coal, Inc. - Class A	8,609	802,014
Bill Barrett Corp. (a)	32,028	164,304

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Bonanza Creek Energy, Inc. (a)	10,392	$286,715
California Resources Corp. (a) (b)	23,372	454,352
Callon Petroleum Co. (a) (b)	96,278	1,169,778
Carrizo Oil & Gas, Inc. (a) (b)	37,509	798,192
Clean Energy Fuels Corp. (a)	75,126	152,506
Cloud Peak Energy, Inc. (a)	43,428	193,255
CVR Energy, Inc.	8,864	330,095
Delek U.S. Holdings, Inc.	36,076	1,260,495
Denbury Resources, Inc. (a)	105,396	232,925
DHT Holdings, Inc.	15,959	57,293
Frontline, Ltd. (b)	32,746	150,304
GasLog, Ltd.	20,748	461,643
Golar LNG, Ltd.	44,104	1,314,740
Green Plains, Inc. (b)	17,956	302,559
Halcon Resources Corp. (a)	63,756	482,633
International Seaways, Inc. (a)	14,283	263,664
Jagged Peak Energy, Inc. (a)	28,571	450,850
Matador Resources Co. (a)	44,866	1,396,679
Nordic American Tankers, Ltd.	10,105	24,858
Oasis Petroleum, Inc. (a)	124,006	1,042,891
Panhandle Oil and Gas, Inc. - Class A (b)	7,855	161,420
Par Pacific holdings, Inc. (a)	16,282	313,917
PDC Energy, Inc. (a)	31,270	1,611,656
Peabody Energy Corp. (a)	30,882	1,215,824
Penn Virginia Corp. (a)	8,198	320,624
Renewable Energy Group, Inc. (a) (b)	22,727	268,179
Resolute Energy Corp. (a) (b)	11,063	348,153
REX American Resources Corp. (a)	2,989	247,459
Ring Energy, Inc. (a)	28,500	396,150
Sanchez Energy Corp. (a)	33,313	176,892
SandRidge Energy, Inc. (a)	19,990	421,189
Scorpio Tankers, Inc.	67,482	205,820
SemGroup Corp. - Class A (b)	32,021	967,034
Ship Finance International, Ltd.	28,428	440,634
SRC Energy, Inc. (a)	107,906	920,438
Stone Energy Corp. (a) (b)	10,507	337,905
Teekay Corp.	22,735	211,890
Teekay Tankers, Ltd. - Class A	101,034	141,448
Tellurian, Inc. (a) (b)	31,583	307,618
Ultra Petroleum Corp. (a)	96,029	870,023
Uranium Energy Corp. (a)	71,227	126,072
W&T Offshore, Inc. (a)	17,769	58,815
WildHorse Resource Development Corp. (a) (b)	23,771	437,624

		22,356,205

Paper & Forest Products—0.6%
Boise Cascade Co.	18,411	734,599
Clearwater Paper Corp. (a)	7,836	355,754
Deltic Timber Corp.	5,314	486,497
KapStone Paper and Packaging Corp.	39,372	893,351
Louisiana-Pacific Corp. (a)	67,805	1,780,559
Neenah Paper, Inc.	7,745	702,084
PH Glatfelter Co.	21,278	456,200
Schweitzer-Mauduit International, Inc.	14,898	675,773
Verso Corp. - Class A (a)	16,813	295,405

		6,380,222

Personal Products—0.1%
elf Beauty, Inc. (a) (b)	10,070	224,662
Inter Parfums, Inc.	8,191	355,899
Medifast, Inc.	4,237	295,785
Revlon, Inc. - Class A (a)	5,953	129,775
USANA Health Sciences, Inc. (a)	5,606	415,124

		1,421,245

Pharmaceuticals—2.2%
Aclaris Therapeutics, Inc. (a)	9,913	244,455
Aerie Pharmaceuticals, Inc. (a)	15,326	915,728
Akcea Therapeutics, Inc. (a) (b)	11,462	198,980
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	350,264
ANI Pharmaceuticals, Inc. (a)	3,945	254,255
Aratana Therapeutics, Inc. (a)	20,999	110,455
Assembly Biosciences, Inc. (a)	7,194	325,528
Catalent, Inc. (a)	60,607	2,489,736
Collegium Pharmaceutical, Inc. (a)	11,786	217,570
Corcept Therapeutics, Inc. (a)	43,446	784,635
Corium International, Inc. (a)	12,831	123,306
Depomed, Inc. (a)	31,379	252,601
Dermira, Inc. (a)	18,139	504,446
Horizon Pharma plc (a)	78,756	1,149,838
Impax Laboratories, Inc. (a) (b)	35,866	597,169
Innoviva, Inc. (a)	33,334	473,009
Intersect ENT, Inc. (a)	11,434	370,462
Intra-Cellular Therapies, Inc. (a)	16,993	246,059
Lannett Co., Inc. (a) (b)	12,710	294,872
Medicines Co. (The) (a) (b)	32,038	875,919
MyoKardia, Inc. (a)	9,122	384,036
Nektar Therapeutics (a)	66,957	3,998,672
Neos Therapeutics, Inc. (a)	13,089	133,508
Omeros Corp. (a) (b)	21,460	416,968
Pacira Pharmaceuticals, Inc. (a)	18,507	844,844
Paratek Pharmaceuticals, Inc. (a)	10,327	184,853
Phibro Animal Health Corp. - Class A	9,993	334,765
Prestige Brands Holdings, Inc. (a)	25,686	1,140,715
Reata Pharmaceuticals, Inc. - Class A (a)	4,477	126,789
Revance Therapeutics, Inc. (a)	10,975	392,356
Sucampo Pharmaceuticals, Inc. - Class A (a)	12,005	215,490
Supernus Pharmaceuticals, Inc. (a)	21,472	855,659
Tetraphase Pharmaceuticals, Inc. (a)	19,335	121,810
TherapeuticsMD, Inc. (a) (b)	70,014	422,885
Theravance Biopharma, Inc. (a) (b)	19,690	549,154
WAVE Life Sciences, Ltd. (a) (b)	6,233	218,778
Zogenix, Inc. (a)	16,721	669,676

		21,790,245

Professional Services—1.2%
Barrett Business Services, Inc.	3,858	248,802
CBIZ, Inc. (a)	24,387	376,779
CRA International, Inc.	4,868	218,817
Exponent, Inc.	12,398	881,498
Forrester Research, Inc.	5,782	255,564
FTI Consulting, Inc. (a)	16,848	723,790
GP Strategies Corp. (a)	5,793	134,398
Heidrick & Struggles International, Inc.	9,634	236,515

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Huron Consulting Group, Inc. (a)	10,356	$418,900
ICF International, Inc. (a)	8,868	465,570
Insperity, Inc.	17,312	992,843
Kelly Services, Inc. - Class A	14,944	407,523
Kforce, Inc.	12,692	320,473
Korn/Ferry International	24,076	996,265
Mistras Group, Inc. (a)	8,222	192,970
Navigant Consulting, Inc. (a)	21,686	420,925
On Assignment, Inc. (a)	22,539	1,448,582
Resources Connection, Inc.	12,083	186,682
RPX Corp.	19,231	258,465
TriNet Group, Inc. (a)	19,326	856,915
TrueBlue, Inc. (a)	19,573	538,257
WageWorks, Inc. (a)	18,480	1,145,760

		11,726,293

Real Estate Management & Development—0.4%
Altisource Portfolio Solutions S.A. (a)	6,754	189,112
Consolidated-Tomoka Land Co.	2,461	156,274
Forestar Group, Inc. (a)	5,482	120,604
FRP Holdings, Inc. (a)	3,389	149,963
HFF, Inc. - Class A	17,641	858,058
Kennedy-Wilson Holdings, Inc.	56,325	977,239
Marcus & Millichap, Inc. (a)	6,463	210,758
RE/MAX Holdings, Inc. - Class A	8,877	430,535
Redfin Corp. (a) (b)	4,955	155,191
RMR Group, Inc. (The) - Class A	3,481	206,423
St. Joe Co. (The) (a)	19,924	359,628
Tejon Ranch Co. (a)	9,079	188,480

		4,002,265

Road & Rail—0.9%
ArcBest Corp.	12,815	458,136
Avis Budget Group, Inc. (a)	32,851	1,441,502
Covenant Transportation Group, Inc. - Class A (a)	5,776	165,944
Daseke, Inc. (a) (b)	11,858	169,451
Heartland Express, Inc.	22,410	523,049
Hertz Global Holdings, Inc. (a) (b)	26,814	592,589
Knight-Swift Transportation Holdings, Inc. (b)	57,884	2,530,689
Marten Transport, Ltd.	19,376	393,333
Roadrunner Transportation Systems, Inc. (a)	15,818	121,957
Saia, Inc. (a)	11,835	837,326
Schneider National, Inc. - Class B	19,310	551,494
Werner Enterprises, Inc. (b)	22,043	851,962
YRC Worldwide, Inc. (a)	14,785	212,608

		8,850,040

Semiconductors & Semiconductor Equipment—3.0%
Advanced Energy Industries, Inc. (a)	18,734	1,264,170
Alpha & Omega Semiconductor, Ltd. (a)	10,203	166,921
Ambarella, Inc. (a)	14,056	825,790
Amkor Technology, Inc. (a)	46,149	463,798
Axcelis Technologies, Inc. (a)	13,934	399,906
AXT, Inc. (a)	19,096	166,135
Brooks Automation, Inc.	32,611	777,772

Semiconductors & Semiconductor Equipment—(Continued)
Cabot Microelectronics Corp.	11,541	1,085,777
Ceva, Inc. (a)	10,183	469,946
Cirrus Logic, Inc. (a)	30,042	1,557,978
Cohu, Inc.	11,848	260,064
Cree, Inc. (a) (b)	45,706	1,697,521
Diodes, Inc. (a)	18,315	525,091
DSP Group, Inc. (a)	11,248	140,600
Entegris, Inc.	65,120	1,982,904
FormFactor, Inc. (a) (c)	31,702	496,136
Ichor Holdings, Ltd. (a)	8,788	216,185
Impinj, Inc. (a) (b)	8,561	192,879
Inphi Corp. (a) (b)	19,424	710,918
Integrated Device Technology, Inc. (a)	60,966	1,812,519
IXYS Corp. (a)	13,771	329,815
Lattice Semiconductor Corp. (a)	55,774	322,374
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,984	617,739
MaxLinear, Inc. (a)	26,699	705,388
MKS Instruments, Inc.	24,633	2,327,819
Monolithic Power Systems, Inc.	17,676	1,986,075
Nanometrics, Inc. (a)	12,771	318,253
NVE Corp.	2,605	224,030
PDF Solutions, Inc. (a) (b)	13,631	214,007
Photronics, Inc. (a)	30,362	258,836
Power Integrations, Inc.	13,471	990,792
Rambus, Inc. (a)	49,965	710,502
Rudolph Technologies, Inc. (a)	13,085	312,732
Semtech Corp. (a)	29,669	1,014,680
Sigma Designs, Inc. (a)	18,886	131,258
Silicon Laboratories, Inc. (a)	18,648	1,646,618
SunPower Corp. (a) (b)	31,453	265,149
Synaptics, Inc. (a)	14,863	593,628
Ultra Clean Holdings, Inc. (a)	16,793	387,750
Veeco Instruments, Inc. (a)	22,250	330,413
Xcerra Corp. (a)	26,473	259,171
Xperi Corp.	24,436	596,238

		29,756,277

Software—3.4%
8x8, Inc. (a)	41,065	579,016
A10 Networks, Inc. (a)	21,727	167,732
ACI Worldwide, Inc. (a)	53,497	1,212,777
American Software, Inc. - Class A	12,761	148,410
Aspen Technology, Inc. (a) (c)	33,081	2,189,962
Barracuda Networks, Inc. (a)	11,138	306,295
Blackbaud, Inc.	21,298	2,012,448
Blackline, Inc. (a) (b)	7,562	248,034
Bottomline Technologies de, Inc. (a)	19,170	664,816
BroadSoft, Inc. (a)	14,701	807,085
Callidus Software, Inc. (a)	30,907	885,486
CommVault Systems, Inc. (a)	18,850	989,625
Digimarc Corp. (a)	3,943	142,539
Ebix, Inc.	10,806	856,375
Ellie Mae, Inc. (a)	15,728	1,406,083
Everbridge, Inc. (a)	8,344	247,984
Fair Isaac Corp.	13,514	2,070,345
Glu Mobile, Inc. (a)	30,236	110,059

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
HubSpot, Inc. (a)	15,759	$1,393,096
Imperva, Inc. (a)	15,746	625,116
MicroStrategy, Inc. - Class A (a)	4,589	602,536
Mitek Systems, Inc. (a)	15,125	135,369
Model N, Inc. (a)	11,583	182,432
Monotype Imaging Holdings, Inc.	18,592	448,067
Paycom Software, Inc. (a) (b)	21,702	1,743,322
Paylocity Holding Corp. (a)	12,312	580,634
Pegasystems, Inc.	16,572	781,370
Progress Software Corp.	21,029	895,205
Proofpoint, Inc. (a) (b)	19,783	1,756,928
PROS Holdings, Inc. (a)	10,832	286,506
QAD, Inc. - Class A	4,798	186,402
Qualys, Inc. (a)	14,838	880,635
Rapid7, Inc. (a)	10,207	190,463
RealPage, Inc. (a)	27,494	1,217,984
RingCentral, Inc. - Class A (a)	28,664	1,387,338
Silver Spring Networks, Inc. (a)	17,691	287,302
Synchronoss Technologies, Inc. (a)	19,823	177,218
TiVo Corp.	54,357	847,969
Varonis Systems, Inc. (a)	9,188	446,077
VASCO Data Security International, Inc. (a)	15,031	208,931
Verint Systems, Inc. (a)	28,969	1,212,353
Workiva, Inc. (a)	11,206	239,808
Zendesk, Inc. (a)	45,410	1,536,674
Zix Corp. (a)	5,720	25,054

		33,319,860

Specialty Retail—2.1%
Aaron’s, Inc.	29,664	1,182,110
Abercrombie & Fitch Co. - Class A	32,535	567,085
America’s Car-Mart, Inc. (a)	3,580	159,847
American Eagle Outfitters, Inc.	73,095	1,374,186
Asbury Automotive Group, Inc. (a) (b)	9,029	577,856
Ascena Retail Group, Inc. (a) (b)	28,070	65,965
Barnes & Noble Education, Inc. (a)	7,907	65,154
Barnes & Noble, Inc.	16,286	109,116
Buckle, Inc. (The) (b)	14,188	336,965
Caleres, Inc.	20,189	675,928
Camping World Holdings, Inc. - Class A	14,592	652,700
Carvana Co. (a)	6,981	133,477
Cato Corp. (The) - Class A	13,930	221,766
Chico’s FAS, Inc.	60,613	534,607
Children’s Place, Inc. (The)	7,950	1,155,532
Citi Trends, Inc.	8,551	226,259
Conn’s, Inc. (a) (b)	10,289	365,774
DSW, Inc. - Class A (b)	28,112	601,878
Express, Inc. (a)	37,753	383,193
Finish Line, Inc. (The) - Class A	20,123	292,387
Five Below, Inc. (a) (b)	24,317	1,612,703
Francesca’s Holdings Corp. (a)	18,782	137,296
Genesco, Inc. (a)	8,683	282,197
GNC Holdings, Inc. - Class A (a) (b)	11,630	42,915
Group 1 Automotive, Inc.	9,411	667,899
Guess?, Inc.	30,485	514,587
Haverty Furniture Cos., Inc.	10,391	235,356

Specialty Retail—(Continued)
Hibbett Sports, Inc. (a)	10,209	208,264
Lithia Motors, Inc. - Class A	10,519	1,194,853
Lumber Liquidators Holdings, Inc. (a)	13,856	434,940
MarineMax, Inc. (a)	12,696	239,954
Monro, Inc. (b)	15,070	858,236
National Vision Holdings, Inc. (a)	13,104	532,153
Office Depot, Inc.	215,285	762,109
Party City Holdco, Inc. (a)	13,656	190,501
Pier 1 Imports, Inc.	10,749	44,501
Rent-A-Center, Inc. (b)	21,277	236,175
RH (a)	9,420	812,098
Shoe Carnival, Inc.	4,114	110,050
Sleep Number Corp. (a)	17,167	645,308
Sonic Automotive, Inc. - Class A	14,688	270,994
Tailored Brands, Inc.	22,434	489,734
Tile Shop Holdings, Inc.	19,198	184,301
Winmark Corp.	1,140	147,516
Zumiez, Inc. (a)	10,452	217,663

		20,754,088

Technology Hardware, Storage & Peripherals—0.4%
3D Systems Corp. (a) (b)	52,340	452,218
Cray, Inc. (a)	19,290	466,818
Diebold Nixdorf, Inc.	35,435	579,362
Electronics for Imaging, Inc. (a) (b)	22,186	655,153
Pure Storage, Inc. - Class A (a)	44,025	698,236
Stratasys, Ltd. (a)	23,667	472,393
Super Micro Computer, Inc. (a)	17,788	372,214
USA Technologies, Inc. (a)	23,924	233,259

		3,929,653

Textiles, Apparel & Luxury Goods—0.8%
Columbia Sportswear Co.	13,362	960,461
Crocs, Inc. (a) (c)	26,913	340,180
Culp, Inc.	4,697	157,350
Deckers Outdoor Corp. (a)	14,873	1,193,558
Fossil Group, Inc. (a) (b)	20,656	160,497
G-III Apparel Group, Ltd. (a)	21,024	775,575
Movado Group, Inc.	7,984	257,085
Oxford Industries, Inc.	7,657	575,730
Perry Ellis International, Inc. (a)	7,318	183,243
Steven Madden, Ltd. (a)	27,483	1,283,456
Unifi, Inc. (a)	7,892	283,086
Vera Bradley, Inc. (a)	10,263	125,003
Wolverine World Wide, Inc.	41,902	1,335,836

		7,631,060

Thrifts & Mortgage Finance—2.2%
Bank Mutual Corp.	22,673	241,467
Beneficial Bancorp, Inc.	32,692	537,783
BofI Holding, Inc. (a) (b)	28,164	842,104
BSB Bancorp, Inc. (a)	4,295	125,629
Capitol Federal Financial, Inc.	59,838	802,428
Clifton Bancorp, Inc.	10,898	186,356
Dime Community Bancshares, Inc.	15,501	324,746

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Essent Group, Ltd. (a)	37,732	$1,638,323
Federal Agricultural Mortgage Corp. - Class C	4,263	333,537
First Defiance Financial Corp.	5,038	261,825
Flagstar Bancorp, Inc. (a)	9,133	341,757
Hingham Institution for Savings	716	148,212
Home Bancorp, Inc.	3,086	133,377
HomeStreet, Inc. (a)	12,382	358,459
Kearny Financial Corp.	36,760	531,182
LendingTree, Inc. (a)	2,990	1,017,946
Meridian Bancorp, Inc.	23,292	479,815
Meta Financial Group, Inc.	4,218	390,798
MGIC Investment Corp. (a)	165,735	2,338,521
Nationstar Mortgage Holdings, Inc. (a)	13,208	244,348
NMI Holdings, Inc. - Class A (a)	27,711	471,087
Northfield Bancorp, Inc.	19,366	330,771
Northwest Bancshares, Inc.	41,735	698,227
OceanFirst Financial Corp.	15,122	396,953
Ocwen Financial Corp. (a)	19,201	60,099
Oritani Financial Corp. (b)	16,857	276,455
PCSB Financial Corp. (a)	11,786	224,523
PennyMac Financial Services, Inc. - Class A (a)	7,300	163,155
PHH Corp. (a)	15,676	161,463
Provident Financial Services, Inc.	29,105	784,962
Radian Group, Inc.	99,468	2,050,035
Southern Missouri Bancorp, Inc.	3,592	135,023
Territorial Bancorp, Inc.	4,282	132,185
TrustCo Bank Corp.	45,137	415,260
United Community Financial Corp.	24,319	222,032
United Financial Bancorp, Inc.	21,901	386,334
Walker & Dunlop, Inc. (a)	12,545	595,888
Washington Federal, Inc.	40,582	1,389,933
Waterstone Financial, Inc.	10,900	185,845
Western New England Bancorp, Inc.	13,397	146,027
WSFS Financial Corp.	14,223	680,571

		21,185,441

Tobacco—0.2%
Universal Corp.	11,709	614,722
Vector Group, Ltd.	47,162	1,055,486

		1,670,208

Trading Companies & Distributors—1.4%
Aircastle, Ltd.	23,576	551,443
Applied Industrial Technologies, Inc.	17,961	1,223,144
Beacon Roofing Supply, Inc. (a)	31,057	1,980,194
BMC Stock Holdings, Inc. (a)	31,129	787,564
CAI International, Inc. (a)	8,107	229,590
DXP Enterprises, Inc. (a)	6,978	206,340
GATX Corp.	17,764	1,104,210
GMS, Inc. (a)	13,183	496,208
H&E Equipment Services, Inc.	15,412	626,498
Herc Holdings, Inc. (a)	11,582	725,149
Kaman Corp.	13,043	767,450
MRC Global, Inc. (a)	44,689	756,138
NOW, Inc. (a) (b)	51,271	565,519

Trading Companies & Distributors—(Continued)
Rush Enterprises, Inc. - Class A (a)	12,945	657,736
Rush Enterprises, Inc. - Class B (a)	2,608	125,732
SiteOne Landscape Supply, Inc. (a)	15,960	1,224,132
Textainer Group Holdings, Ltd. (a)	11,532	247,938
Titan Machinery, Inc. (a)	9,306	197,008
Triton International, Ltd. (a)	21,514	805,699
Veritiv Corp. (a)	5,727	165,510

		13,443,202

Water Utilities—0.4%
American States Water Co.	16,817	973,872
Artesian Resources Corp. - Class A	3,766	145,217
Cadiz, Inc. (a)	10,537	150,152
California Water Service Group	22,665	1,027,858
Connecticut Water Service, Inc. (b)	4,871	279,644
Evoqua Water Technologies Corp. (a)	21,910	519,486
Middlesex Water Co.	7,497	299,205
SJW Group	7,394	471,959
York Water Co. (The)	6,695	226,961

		4,094,354

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	17,390	391,275
Shenandoah Telecommunications Co.	19,975	675,155
Spok Holdings, Inc.	11,723	183,465

		1,249,895

Total Common Stocks (Cost $614,561,921)		943,719,108

Mutual Fund—1.6%

Investment Company Security—1.6%
iShares Russell 2000 Index Fund (Cost $16,024,533)	105,300	16,054,038

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (d) (e) (f)	69,204	218,269
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (f)	4,660	37,094

		255,363

Machinery—0.0%
Gerber Scientific, Inc. (a) (b) (d) (e)	14,024	0

Total Rights (Cost $77,096)		255,363

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—2.4%

Security Description	Principal Amount*	Value

Discount Notes—2.0%
Federal Home Loan Bank 0.860%, 01/05/18 (g)	2,225,000	$2,224,760
1.051%, 01/17/18 (g)	3,250,000	3,248,252
1.065%, 01/24/18 (g)	5,600,000	5,595,587
1.110%, 01/19/18 (g)	900,000	899,452
1.125%, 01/11/18 (g)	775,000	774,750
1.147%, 01/31/18 (g)	4,300,000	4,295,532
1.155%, 02/02/18 (g)	975,000	973,891
1.228%, 01/23/18 (g)	1,100,000	1,099,172
1.298%, 02/28/18 (g)	975,000	972,962

		20,084,358

U.S. Treasury—0.4%
U.S. Treasury Bills 0.794%, 01/04/18 (g)	875,000	874,945
1.067%, 01/11/18 (g)	1,375,000	1,374,595
1.126%, 01/18/18 (g)	575,000	574,683
U.S. Treasury Cash Management Bill 0.560%, 01/02/18 (g)	1,100,000	1,100,000

		3,924,223

Total Short-Term Investments (Cost $24,009,483)		24,008,581

Securities Lending Reinvestments (h)— 6.9%

Certificates of Deposit—3.6%
Agricultural Bank of China 1.870%, 02/15/18	2,000,000	2,000,058
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (i)	2,000,000	1,999,860
Bank of Montreal 1.972%, 01/11/18	1,501,543	1,500,220
Chiba Bank, Ltd., New York 1.560%, 02/07/18	2,000,000	1,999,754
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (i)	2,000,000	2,000,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (i)	1,000,000	1,000,006
1.681%, 1M LIBOR + 0.190%, 04/16/18 (i)	2,000,000	2,000,118
Danske Bank A/S 1.680%, 03/19/18	2,000,000	1,999,800
KBC Bank NV 1.550%, 01/29/18	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (i)	1,000,000	999,973
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (i)	500,000	499,988
1.691%, 1M LIBOR + 0.200%, 04/18/18 (i)	2,000,000	1,999,718
1.769%, 1M LIBOR + 0.200%, 05/29/18 (i)	500,000	499,961
Standard Chartered plc 1.752%, 01/23/18	2,000,100	2,000,002

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (i)	1,000,000	998,940
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (i)	1,500,000	1,499,766
1.612%, 1M LIBOR + 0.180%, 04/11/18 (i)	1,000,000	999,970
1.754%, 1M LIBOR + 0.190%, 04/26/18 (i)	1,500,000	1,499,988
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (i)	3,500,000	3,499,846
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (i)	1,500,000	1,501,373

		35,499,405

Commercial Paper—1.7%
Bank of China, Ltd. 1.900%, 02/12/18	2,990,183	2,994,141
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	2,491,189	2,493,940
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (i)	2,000,000	1,999,586
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,493,925	1,495,772
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (i)	3,000,000	2,999,802
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (i)	1,000,000	1,000,216
1.750%, 03/08/18	995,965	997,216
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (i)	1,000,000	999,972

		16,973,531

Repurchase Agreements—1.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $71,052 on 01/02/18, collateralized by $71,790 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $72,519.	71,038	71,038
Citigroup Global Markets, Ltd. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $51,182 on 04/02/18, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,350,233 on 01/02/18, collateralized by $1,389,960 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $1,377,005.	1,350,000	1,350,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,600,169 on 04/02/18, collateralized by various Common Stock with a value of $3,850,001.	3,500,000	3,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $2,026,704 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $2,500,400 on 01/02/18, collateralized by $7,539,152 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $2,550,001.	2,500,000	$2,500,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $503,251 on 01/02/18, collateralized by various Common Stock with a value of $556,826.	500,000	500,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $704,522 on 01/02/18, collateralized by various Common Stock with a value of $779,557.	700,000	700,000

		10,671,038

Time Deposits—0.5%
Australia New Zealand Bank 1.330%, 01/02/18	2,000,000	2,000,000
Bank of Montreal 1.400%, 01/03/18	200,000	200,000
Royal Bank of Canada New York 1.350%, 01/02/18	2,000,000	2,000,000
Standard Chartered plc 1.490%, 01/02/18	300,000	300,000

		4,500,000

Total Securities Lending Reinvestments (Cost $67,642,974)		67,643,974

Total Investments—106.8% (Cost $722,316,007)		1,051,681,064
Other assets and liabilities (net)—(6.8)%		(67,144,701)

Net Assets—100.0%		$984,536,363

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $65,289,348 and the collateral received consisted of cash in the amount of $67,635,066. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $3,774,278.
(d)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index Mini Futures	03/16/18	300	USD	23,050,500	$130,992

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Others Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,194,283	$—	$—	$13,194,283
Air Freight & Logistics	3,008,514	—	—	3,008,514
Airlines	3,024,961	—	—	3,024,961
Auto Components	11,553,367	—	—	11,553,367
Automobiles	832,165	—	—	832,165
Banks	95,195,854	—	—	95,195,854
Beverages	2,458,415	—	—	2,458,415
Biotechnology	55,351,901	—	—	55,351,901
Building Products	13,871,017	—	—	13,871,017
Capital Markets	13,436,572	—	—	13,436,572
Chemicals	21,308,865	—	—	21,308,865
Commercial Services & Supplies	22,700,307	—	—	22,700,307
Communications Equipment	15,274,830	—	—	15,274,830
Construction & Engineering	11,583,599	—	—	11,583,599
Construction Materials	2,216,731	—	—	2,216,731
Consumer Finance	5,755,423	—	—	5,755,423
Containers & Packaging	1,099,622	—	—	1,099,622
Distributors	685,412	—	—	685,412
Diversified Consumer Services	8,247,808	—	—	8,247,808
Diversified Financial Services	659,625	—	—	659,625
Diversified Telecommunication Services	5,802,233	—	—	5,802,233
Electric Utilities	10,067,120	—	—	10,067,120
Electrical Equipment	5,933,184	—	—	5,933,184
Electronic Equipment, Instruments & Components	26,861,672	—	—	26,861,672
Energy Equipment & Services	14,730,048	—	—	14,730,048
Equity Real Estate Investment Trusts	60,524,891	—	—	60,524,891
Food & Staples Retailing	5,195,620	—	—	5,195,620
Food Products	12,971,405	—	—	12,971,405
Gas Utilities	11,097,652	—	—	11,097,652
Health Care Equipment & Supplies	35,827,029	—	—	35,827,029
Health Care Providers & Services	19,060,714	—	—	19,060,714
Health Care Technology	7,177,366	—	—	7,177,366
Hotels, Restaurants & Leisure	30,553,392	—	—	30,553,392
Household Durables	14,427,130	—	—	14,427,130
Household Products	2,474,101	—	—	2,474,101
Independent Power and Renewable Electricity Producers	3,694,274	—	—	3,694,274
Industrial Conglomerates	597,209	—	—	597,209
Insurance	22,326,484	—	—	22,326,484
Internet & Direct Marketing Retail	3,754,034	—	—	3,754,034
Internet Software & Services	30,921,743	—	—	30,921,743

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$17,595,397	$—	$—	$17,595,397
Leisure Products	3,004,474	—	—	3,004,474
Life Sciences Tools & Services	5,296,509	—	—	5,296,509
Machinery	36,971,204	—	—	36,971,204
Marine	828,446	—	—	828,446
Media	13,295,928	—	—	13,295,928
Metals & Mining	12,133,164	0	—	12,133,164
Mortgage Real Estate Investment Trusts	7,909,146	—	—	7,909,146
Multi-Utilities	4,581,900	—	—	4,581,900
Multiline Retail	3,085,815	—	—	3,085,815
Oil, Gas & Consumable Fuels	22,356,205	—	—	22,356,205
Paper & Forest Products	6,380,222	—	—	6,380,222
Personal Products	1,421,245	—	—	1,421,245
Pharmaceuticals	21,790,245	—	—	21,790,245
Professional Services	11,726,293	—	—	11,726,293
Real Estate Management & Development	4,002,265	—	—	4,002,265
Road & Rail	8,850,040	—	—	8,850,040
Semiconductors & Semiconductor Equipment	29,756,277	—	—	29,756,277
Software	33,319,860	—	—	33,319,860
Specialty Retail	20,754,088	—	—	20,754,088
Technology Hardware, Storage & Peripherals	3,929,653	—	—	3,929,653
Textiles, Apparel & Luxury Goods	7,631,060	—	—	7,631,060
Thrifts & Mortgage Finance	21,185,441	—	—	21,185,441
Tobacco	1,670,208	—	—	1,670,208
Trading Companies & Distributors	13,443,202	—	—	13,443,202
Water Utilities	4,094,354	—	—	4,094,354
Wireless Telecommunication Services	1,249,895	—	—	1,249,895
Total Common Stocks	943,719,108	0	—	943,719,108
Total Mutual Fund*	16,054,038	—	—	16,054,038
Total Rights*	—	—	255,363	255,363
Total Short-Term Investments*	—	24,008,581	—	24,008,581
Total Securities Lending Reinvestments*	—	67,643,974	—	67,643,974
Total Investments	$959,773,146	$91,652,555	$255,363	$1,051,681,064

Collateral for Securities Loaned (Liability)	$—	$(67,635,066)	$—	$(67,635,066)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$130,992	$—	$—	$130,992

*	See Schedule of Investments for additional detailed categorizations

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,051,681,064
Cash	20,663
Receivable for:
Investments sold	576,144
Fund shares sold	497,008
Dividends	1,334,105
Prepaid expenses	2,486

Total Assets	1,054,111,470
Liabilities
Collateral for securities loaned	67,635,066
Payables for:
Investments purchased	609,880
Fund shares redeemed	528,021
Variation margin on futures contracts	193,500
Accrued Expenses:
Management fees	207,335
Distribution and service fees	98,537
Deferred trustees’ fees	116,751
Other expenses	186,017

Total Liabilities	69,575,107

Net Assets	$984,536,363

Net Assets Consist of:
Paid in surplus	$585,038,113
Undistributed net investment income	9,799,053
Accumulated net realized gain	60,203,147
Unrealized appreciation on investments and futures contracts	329,496,050

Net Assets	$984,536,363

Net Assets
Class A	$541,527,677
Class B	258,986,568
Class E	28,624,054
Class G	155,398,064
Capital Shares Outstanding*
Class A	24,638,994
Class B	12,074,010
Class E	1,310,851
Class G	7,271,754
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.98
Class B	21.45
Class E	21.84
Class G	21.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $722,316,007.
(b)	Includes securities loaned at value of $65,289,348.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$12,263,253
Interest	236,261
Securities lending income	1,730,149

Total investment income	14,229,663
Expenses
Management fees	2,381,418
Administration fees	30,170
Custodian and accounting fees	108,904
Distribution and service fees—Class B	632,711
Distribution and service fees—Class E	42,028
Distribution and service fees—Class G	453,109
Audit and tax services	47,144
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	191,348
Insurance	5,845
Miscellaneous	97,756

Total expenses	4,082,806
Less management fee waiver	(22,628)

Net expenses	4,060,178

Net Investment Income	10,169,485

Net Realized and Unrealized Gain
Net realized gain on:
Investments	60,627,880
Futures contracts	2,743,368

Net realized gain	63,371,248

Net change in unrealized appreciation on:
Investments	55,823,065
Futures contracts	710,668

Net change in unrealized appreciation	56,533,733

Net realized and unrealized gain	119,904,981

Net Increase in Net Assets From Operations	$130,074,466

(a)	Net of foreign withholding taxes of $521.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,169,485	$10,703,140
Net realized gain	63,371,248	41,503,507
Net change in unrealized appreciation	56,533,733	113,947,255

Increase in net assets from operations	130,074,466	166,153,902

From Distributions to Shareholders
Net investment income
Class A	(6,289,158)	(6,199,626)
Class B	(2,591,328)	(2,602,492)
Class E	(304,417)	(306,015)
Class G	(1,512,778)	(1,328,503)
Net realized capital gains
Class A	(20,629,418)	(26,106,237)
Class B	(10,353,031)	(13,423,379)
Class E	(1,120,627)	(1,459,665)
Class G	(6,220,837)	(7,420,341)

Total distributions	(49,021,594)	(58,846,258)

Decrease in net assets from capital share transactions	(29,700,774)	(9,842,161)

Total increase in net assets	51,352,098	97,465,483

Net Assets
Beginning of period	933,184,265	835,718,782

End of period	$984,536,363	$933,184,265

Undistributed net investment income
End of period	$9,799,053	$10,559,888

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,341,690	$48,037,267	2,734,140	$48,541,845
Reinvestments	1,342,573	26,918,576	1,900,345	32,305,863
Redemptions	(4,450,174)	(91,944,147)	(4,749,649)	(85,498,973)

Net decrease	(765,911)	$(16,988,304)	(115,164)	$(4,651,265)

Class B
Sales	745,990	$15,024,502	979,533	$17,010,942
Reinvestments	660,427	12,944,359	963,672	16,025,871
Redemptions	(1,811,625)	(36,864,871)	(2,005,944)	(35,652,777)

Net decrease	(405,208)	$(8,896,010)	(62,739)	$(2,615,964)

Class E
Sales	135,410	$2,776,996	231,975	$4,151,723
Reinvestments	71,467	1,425,044	104,416	1,765,680
Redemptions	(278,255)	(5,722,889)	(351,709)	(6,252,408)

Net decrease	(71,378)	$(1,520,849)	(15,318)	$(335,005)

Class G
Sales	1,014,353	$20,315,522	1,199,600	$21,425,493
Reinvestments	395,986	7,733,615	527,675	8,748,844
Redemptions	(1,503,870)	(30,344,748)	(1,827,855)	(32,414,264)

Net decrease	(93,531)	$(2,295,611)	(100,580)	$(2,239,927)

Decrease derived from capital shares transactions		$(29,700,774)		$(9,842,161)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.22	$17.98	$20.11	$19.83	$14.56

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25 (b)	0.26	0.24	0.20
Net realized and unrealized gain (loss) on investments	2.61	3.33	(0.98)	0.71	5.33

Total from investment operations	2.86	3.58	(0.72)	0.95	5.53

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.25)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.10)	(1.34)	(1.41)	(0.67)	(0.26)

Net Asset Value, End of Period	$21.98	$20.22	$17.98	$20.11	$19.83

Total Return (%) (c)	14.67	21.28	(4.27)	5.04	38.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.31	0.31	0.32	0.31
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.19	1.40 (b)	1.35	1.26	1.18
Portfolio turnover rate (%)	20	24	27	24	25
Net assets, end of period (in millions)	$541.5	$513.7	$459.0	$488.3	$485.5

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.76	$17.60	$19.71	$19.45	$14.29

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.20 (b)	0.21	0.19	0.16
Net realized and unrealized gain (loss) on investments	2.55	3.25	(0.96)	0.69	5.23

Total from investment operations	2.74	3.45	(0.75)	0.88	5.39

Less Distributions
Distributions from net investment income	(0.21)	(0.21)	(0.20)	(0.18)	(0.23)
Distributions from net realized capital gains	(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.05)	(1.29)	(1.36)	(0.62)	(0.23)

Net Asset Value, End of Period	$21.45	$19.76	$17.60	$19.71	$19.45

Total Return (%) (c)	14.39	20.96	(4.49)	4.78	38.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.56	0.57	0.56
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.94	1.15 (b)	1.10	1.01	0.93
Portfolio turnover rate (%)	20	24	27	24	25
Net assets, end of period (in millions)	$259.0	$246.6	$220.8	$240.2	$238.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.10	$17.88	$20.00	$19.72	$14.48

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.22 (b)	0.23	0.21	0.17
Net realized and unrealized gain (loss) on investments	2.60	3.31	(0.98)	0.71	5.31

Total from investment operations	2.81	3.53	(0.75)	0.92	5.48

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.21)	(0.20)	(0.24)
Distributions from net realized capital gains	(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.07)	(1.31)	(1.37)	(0.64)	(0.24)

Net Asset Value, End of Period	$21.84	$20.10	$17.88	$20.00	$19.72

Total Return (%) (c)	14.50	21.09	(4.39)	4.91	38.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.46	0.46	0.47	0.46
Net ratio of expenses to average net assets (%) (d)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.04	1.25 (b)	1.19	1.10	1.03
Portfolio turnover rate (%)	20	24	27	24	25
Net assets, end of period (in millions)	$28.6	$27.8	$25.0	$28.7	$30.6

	Class G
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.70	$17.54	$19.65	$19.40	$14.26

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19 (b)	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	2.54	3.24	(0.96)	0.69	5.22

Total from investment operations	2.72	3.43	(0.76)	0.87	5.37

Less Distributions
Distributions from net investment income	(0.21)	(0.19)	(0.19)	(0.18)	(0.23)
Distributions from net realized capital gains	(0.84)	(1.08)	(1.16)	(0.44)	0.00

Total distributions	(1.05)	(1.27)	(1.35)	(0.62)	(0.23)

Net Asset Value, End of Period	$21.37	$19.70	$17.54	$19.65	$19.40

Total Return (%) (c)	14.30	20.92	(4.54)	4.73	38.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.61	0.62	0.61
Net ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	0.89	1.10 (b)	1.04	0.96	0.89
Portfolio turnover rate (%)	20	24	27	24	25
Net assets, end of period (in millions)	$155.4	$145.1	$131.0	$144.7	$141.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 10,671,038. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(67,635,066)	$—	$—	$—	$(67,635,066)
Rights	0	—	—	—	0
Total	$(67,635,066)	$—	$—	$—	$(67,635,066)
Total Borrowings	$(67,635,066)	$—	$—	$—	$(67,635,066)
Gross amount of recognized liabilities for securities lending transactions					$(67,635,066)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$130,992

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,743,368

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$710,668

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,308

‡	Averages are based on activity levels during the year.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$184,778,127	$0	$243,560,790

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $2,381,418.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $335,770.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$727,157,049
Gross unrealized appreciation	370,571,593
Gross unrealized depreciation	(46,047,578)

Net unrealized appreciation (depreciation)	$324,524,015

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,697,682	$10,436,636	$38,323,913	$48,409,622	$49,021,595	$58,846,258

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$18,136,499	$56,954,486	$324,524,015	$—	$399,615,000

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Russell 2000 Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-37

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-40

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned 21.54%, 21.23%, 21.41%, 21.35%, and 21.18%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 21.83%.

MARKET ENVIRONMENT / CONDITIONS

During the year, equity markets continued to make new all-time highs, rallying on the strength of the global economy, strong corporate earnings and U.S. tax reform. Companies that reported better than expected earnings include Apple, Home Depot, Kraft, and NVIDIA. The equity markets also reacted positively to recovering oil prices and better than expected macroeconomic data, including U.S. retail sales, U.S. housing starts and the U.S. unemployment rate. Equity markets remained resilient throughout the year despite three rate hikes by the Federal Reserve (the “Fed”), geopolitical tensions in Korea and the Middle East and domestic political risks in the U.S. and Europe. Political risks included special counsel Robert Mueller’s ongoing investigation into foreign influence on the U.S. presidential election and Spain dissolving Catalan’s parliament. Other factors that weighed on the equity markets included concerns that the Fed would raise rates more than expected, terrorist attacks around the world and the impact of natural disasters including Hurricane Harvey and the Western wildfires. Equity markets ended the year at record levels after President Trump signed into law the biggest overhaul to the tax system in three decades, continued mergers and acquisitions activity, and Fed Chair Yellen’s comments that the global economic recovery was “increasingly broad-based.”

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and raised the target range for the Federal Funds Rate to 1.25% to 1.50%. The FOMC stated that the labor market had continued to strengthen and that economic activity had been rising at a solid rate. The FOMC also stated that household spending had been expanding at a moderate pace and growth in business fixed investment had picked up in recent quarters.

Nine of the eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Information Technology (20.8% beginning weight in the benchmark), up 38.8%, was the best-performing sector and had the largest positive impact on the benchmark return. Materials (2.8% beginning weight), up 23.9%; and Consumer Discretionary (12.0% beginning weight), up 23.0%, were the next best-performing sectors. Telecom Services (2.7% beginning weight), down 1.3%; and Energy (7.6% beginning weight), down 1.0%, were the worst-performing sectors.

The stocks in the S&P 500 Index with the largest positive impact on the benchmark return for the year were Amazon, up 56.0%; Apple, up 48.5%; and Microsoft, up 40.7%. The stocks with the largest negative impact were General Electric, down 42.9%; Schlumberger, down 17.4%; and Exxon Mobil, down 3.8%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a Full Replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	21.54	15.49	8.25	—
Class B	21.23	15.21	7.97	—
Class D	21.41	15.38	—	16.06
Class E	21.35	15.32	8.08	—
Class G	21.18	—	—	10.76
S&P 500 Index	21.83	15.79	8.50	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Apple, Inc.	3.8
Microsoft Corp.	2.9
Amazon.com, Inc.	2.0
Facebook, Inc. - Class A	1.8
Berkshire Hathaway, Inc. - Class B	1.7
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.5
Alphabet, Inc. - Class C	1.4
Alphabet, Inc. - Class A	1.4

Top Sectors

% of Net Assets
Information Technology	23.6
Financials	14.9
Health Care	13.7
Consumer Discretionary	12.1
Industrials	10.2
Consumer Staples	8.1
Energy	6.0
Materials	3.0
Utilities	2.9
Real Estate	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.27%	$1,000.00	$1,113.00	$1.44
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$1,111.40	$2.77
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class D (a)	Actual	0.37%	$1,000.00	$1,112.20	$1.97
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class E (a)	Actual	0.42%	$1,000.00	$1,112.00	$2.24
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,111.10	$3.03
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Arconic, Inc.	131,054	$3,571,222
Boeing Co. (The)	173,221	51,084,605
General Dynamics Corp.	85,917	17,479,814
Harris Corp.	36,882	5,224,335
L3 Technologies, Inc.	24,178	4,783,617
Lockheed Martin Corp.	77,185	24,780,244
Northrop Grumman Corp.	53,862	16,530,787
Raytheon Co.	89,446	16,802,431
Rockwell Collins, Inc.	50,371	6,831,315
Textron, Inc.	81,504	4,612,311
TransDigm Group, Inc.	14,952	4,106,118
United Technologies Corp.	229,788	29,314,055

		185,120,854

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	43,133	3,842,719
Expeditors International of Washington, Inc. (a)	54,982	3,556,786
FedEx Corp.	76,330	19,047,388
United Parcel Service, Inc. - Class B	212,581	25,329,026

		51,775,919

Airlines—0.5%
Alaska Air Group, Inc.	38,071	2,798,599
American Airlines Group, Inc. (a)	131,765	6,855,733
Delta Air Lines, Inc.	202,951	11,365,256
Southwest Airlines Co.	168,911	11,055,225
United Continental Holdings, Inc. (b)	77,913	5,251,336

		37,326,149

Auto Components—0.2%
Aptiv plc	82,253	6,977,522
BorgWarner, Inc.	61,320	3,132,839
Goodyear Tire & Rubber Co. (The) (a)	76,215	2,462,506

		12,572,867

Automobiles—0.5%
Ford Motor Co.	1,207,141	15,077,191
General Motors Co.	395,537	16,213,062
Harley-Davidson, Inc. (a)	52,071	2,649,372

		33,939,625

Banks—6.5%
Bank of America Corp.	3,001,405	88,601,476
BB&T Corp.	244,098	12,136,553
Citigroup, Inc.	818,076	60,873,035
Citizens Financial Group, Inc.	152,226	6,390,447
Comerica, Inc.	53,811	4,671,333
Fifth Third Bancorp	218,312	6,623,586
Huntington Bancshares, Inc. (a)	334,453	4,869,636
JPMorgan Chase & Co.	1,073,562	114,806,720
KeyCorp	332,737	6,711,305
M&T Bank Corp.	46,571	7,963,175
People’s United Financial, Inc. (a)	107,133	2,003,387
PNC Financial Services Group, Inc. (The)	147,217	21,241,941
Regions Financial Corp.	358,904	6,201,861

Banks—(Continued)
SunTrust Banks, Inc.	147,288	9,513,332
U.S. Bancorp	487,787	26,135,627
Wells Fargo & Co.	1,371,246	83,193,495
Zions Bancorp	61,802	3,141,396

		465,078,305

Beverages—2.0%
Brown-Forman Corp. - Class B	60,589	4,160,647
Coca-Cola Co. (The)	1,186,457	54,434,647
Constellation Brands, Inc. - Class A	53,302	12,183,238
Dr Pepper Snapple Group, Inc.	55,861	5,421,869
Molson Coors Brewing Co. - Class B	57,168	4,691,778
Monster Beverage Corp. (b)	127,381	8,061,943
PepsiCo, Inc.	440,023	52,767,558

		141,721,680

Biotechnology—2.8%
AbbVie, Inc. (a)	493,226	47,699,886
Alexion Pharmaceuticals, Inc. (b)	69,125	8,266,659
Amgen, Inc.	224,603	39,058,462
Biogen, Inc. (b)	65,419	20,840,531
Celgene Corp. (b)	243,602	25,422,305
Gilead Sciences, Inc.	404,170	28,954,739
Incyte Corp. (a) (b)	54,196	5,132,903
Regeneron Pharmaceuticals, Inc. (b)	23,836	8,961,382
Vertex Pharmaceuticals, Inc. (b)	78,250	11,726,545

		196,063,412

Building Products—0.3%
A.O. Smith Corp.	45,116	2,764,709
Allegion plc	29,389	2,338,189
Fortune Brands Home & Security, Inc.	47,652	3,261,303
Johnson Controls International plc	286,337	10,912,303
Masco Corp. (a)	97,329	4,276,636

		23,553,140

Capital Markets—3.0%
Affiliated Managers Group, Inc.	17,198	3,529,890
Ameriprise Financial, Inc.	45,771	7,756,811
Bank of New York Mellon Corp. (The)	316,840	17,065,002
BlackRock, Inc.	38,199	19,623,208
Cboe Global Markets, Inc.	35,105	4,373,732
Charles Schwab Corp. (The)	369,159	18,963,698
CME Group, Inc.	105,289	15,377,459
E*Trade Financial Corp. (b)	83,753	4,151,636
Franklin Resources, Inc.	101,116	4,381,356
Goldman Sachs Group, Inc. (The)	108,540	27,651,650
Intercontinental Exchange, Inc.	181,012	12,772,207
Invesco, Ltd. (a)	125,953	4,602,323
Moody’s Corp.	51,441	7,593,206
Morgan Stanley	430,721	22,599,931
Nasdaq, Inc.	36,002	2,766,034
Northern Trust Corp. (a)	66,454	6,638,090
Raymond James Financial, Inc.	39,764	3,550,925
S&P Global, Inc.	78,899	13,365,491

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
State Street Corp.	114,740	$11,199,771
T. Rowe Price Group, Inc.	74,973	7,866,917

		215,829,337

Chemicals—2.2%
Air Products & Chemicals, Inc.	67,438	11,065,227
Albemarle Corp.	34,188	4,372,303
CF Industries Holdings, Inc. (a)	72,168	3,070,027
DowDuPont, Inc.	724,012	51,564,135
Eastman Chemical Co.	44,472	4,119,886
Ecolab, Inc.	80,453	10,795,183
FMC Corp.	41,542	3,932,366
International Flavors & Fragrances, Inc.	24,434	3,728,873
LyondellBasell Industries NV - Class A	100,080	11,040,826
Monsanto Co.	135,930	15,873,905
Mosaic Co. (The)	108,607	2,786,856
PPG Industries, Inc.	78,737	9,198,056
Praxair, Inc.	88,585	13,702,328
Sherwin-Williams Co. (The)	25,462	10,440,438

		155,690,409

Commercial Services & Supplies—0.3%
Cintas Corp.	26,642	4,151,623
Republic Services, Inc.	70,320	4,754,335
Stericycle, Inc. (a) (b)	26,415	1,795,956
Waste Management, Inc.	123,602	10,666,853

		21,368,767

Communications Equipment—1.0%
Cisco Systems, Inc.	1,529,598	58,583,603
F5 Networks, Inc. (b)	19,367	2,541,338
Juniper Networks, Inc.	116,005	3,306,143
Motorola Solutions, Inc.	50,124	4,528,202

		68,959,286

Construction & Engineering—0.1%
Fluor Corp.	43,278	2,235,309
Jacobs Engineering Group, Inc.	37,273	2,458,527
Quanta Services, Inc. (b)	47,871	1,872,235

		6,566,071

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	19,450	4,299,228
Vulcan Materials Co.	40,927	5,253,799

		9,553,027

Consumer Finance—0.8%
American Express Co.	222,909	22,137,093
Capital One Financial Corp.	149,984	14,935,407
Discover Financial Services	112,433	8,648,346
Navient Corp.	81,378	1,083,955
Synchrony Financial	227,612	8,788,099

		55,592,900

Containers & Packaging—0.4%
Avery Dennison Corp.	27,348	3,141,191
Ball Corp.	108,310	4,099,533
International Paper Co.	127,753	7,402,009
Packaging Corp. of America	29,193	3,519,216
Sealed Air Corp. (a)	55,813	2,751,581
WestRock Co.	78,779	4,979,621

		25,893,151

Distributors—0.1%
Genuine Parts Co. (a)	45,363	4,309,939
LKQ Corp. (b)	95,620	3,888,865

		8,198,804

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	64,683	1,695,988

Diversified Financial Services—1.7%
Berkshire Hathaway, Inc. - Class B (b)	595,427	118,025,540
Leucadia National Corp.	97,005	2,569,662

		120,595,202

Diversified Telecommunication Services—2.0%
AT&T, Inc. (a)	1,899,767	73,862,941
CenturyLink, Inc. (a)	300,990	5,020,513
Verizon Communications, Inc.	1,262,190	66,807,717

		145,691,171

Electric Utilities—1.8%
Alliant Energy Corp. (a)	71,536	3,048,149
American Electric Power Co., Inc.	152,179	11,195,809
Duke Energy Corp.	216,550	18,214,020
Edison International	100,808	6,375,098
Entergy Corp.	55,771	4,539,202
Eversource Energy	98,047	6,194,609
Exelon Corp.	297,059	11,707,095
FirstEnergy Corp. (a)	137,642	4,214,598
NextEra Energy, Inc.	145,545	22,732,673
PG&E Corp.	158,671	7,113,221
Pinnacle West Capital Corp.	34,570	2,944,673
PPL Corp.	211,380	6,542,211
Southern Co. (The)	310,530	14,933,388
Xcel Energy, Inc.	157,106	7,558,370

		127,313,116

Electrical Equipment—0.6%
Acuity Brands, Inc. (a)	13,043	2,295,568
AMETEK, Inc. (a)	71,509	5,182,257
Eaton Corp. plc	136,325	10,771,038
Emerson Electric Co.	198,584	13,839,319
Rockwell Automation, Inc.	39,760	7,806,876

		39,895,058

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	94,474	8,294,817

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Corning, Inc.	268,893	$8,601,887
FLIR Systems, Inc.	42,875	1,998,833
TE Connectivity, Ltd.	108,799	10,340,257

		29,235,794

Energy Equipment & Services—0.8%
Baker Hughes a GE Co.	132,481	4,191,699
Halliburton Co.	269,971	13,193,483
Helmerich & Payne, Inc. (a)	33,603	2,172,098
National Oilwell Varco, Inc. (a)	117,588	4,235,520
Schlumberger, Ltd.	428,611	28,884,095
TechnipFMC plc (a)	135,658	4,247,452

		56,924,347

Equity Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc. (a)	29,616	3,867,553
American Tower Corp.	132,692	18,931,168
Apartment Investment & Management Co. - Class A	48,583	2,123,563
AvalonBay Communities, Inc.	42,724	7,622,389
Boston Properties, Inc. (a)	47,747	6,208,542
Crown Castle International Corp. (a)	125,702	13,954,179
Digital Realty Trust, Inc. (a)	63,566	7,240,167
Duke Realty Corp.	110,193	2,998,352
Equinix, Inc.	24,207	10,971,097
Equity Residential (a)	113,702	7,250,777
Essex Property Trust, Inc.	20,433	4,931,913
Extra Space Storage, Inc. (a)	38,958	3,406,877
Federal Realty Investment Trust (a)	22,447	2,981,186
GGP, Inc.	193,177	4,518,410
HCP, Inc.	145,145	3,785,382
Host Hotels & Resorts, Inc.	228,978	4,545,213
Iron Mountain, Inc. (a)	87,078	3,285,453
Kimco Realty Corp. (a)	131,701	2,390,373
Macerich Co. (The) (a)	33,538	2,202,776
Mid-America Apartment Communities, Inc.	35,157	3,535,388
Prologis, Inc.	164,630	10,620,281
Public Storage	46,311	9,678,999
Realty Income Corp. (a)	87,186	4,971,346
Regency Centers Corp.	45,782	3,167,199
SBA Communications Corp. (b)	36,369	5,941,240
Simon Property Group, Inc.	96,175	16,517,094
SL Green Realty Corp.	30,404	3,068,676
UDR, Inc.	82,789	3,189,032
Ventas, Inc. (a)	110,195	6,612,802
Vornado Realty Trust (a)	53,346	4,170,590
Welltower, Inc. (a)	114,591	7,307,468
Weyerhaeuser Co.	233,550	8,234,973

		200,230,458

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	135,209	25,165,099
CVS Health Corp.	313,428	22,723,530
Kroger Co. (The)	275,225	7,554,926
Sysco Corp. (a)	148,321	9,007,534
Wal-Mart Stores, Inc. (a)	452,890	44,722,888

Food & Staples Retailing—(Continued)
Walgreens Boots Alliance, Inc.	268,632	19,508,056

		128,682,033

Food Products—1.2%
Archer-Daniels-Midland Co.	173,036	6,935,283
Campbell Soup Co. (a)	59,511	2,863,074
Conagra Brands, Inc.	126,392	4,761,187
General Mills, Inc. (a)	175,848	10,426,028
Hershey Co. (The)	43,649	4,954,598
Hormel Foods Corp. (a)	83,290	3,030,923
J.M. Smucker Co. (The)	35,144	4,366,290
Kellogg Co. (a)	76,962	5,231,877
Kraft Heinz Co. (The) (a)	184,732	14,364,760
McCormick & Co., Inc. (a)	37,049	3,775,664
Mondelez International, Inc. - Class A	462,376	19,789,693
Tyson Foods, Inc. - Class A	92,078	7,464,763

		87,964,140

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	538,556	30,735,391
Align Technology, Inc. (b)	22,327	4,960,836
Baxter International, Inc.	155,100	10,025,664
Becton Dickinson & Co.	81,990	17,550,708
Boston Scientific Corp. (b)	424,878	10,532,726
Cooper Cos., Inc. (The)	15,145	3,299,793
Danaher Corp.	189,399	17,580,015
DENTSPLY SIRONA, Inc. (a)	71,065	4,678,209
Edwards Lifesciences Corp. (b)	65,477	7,379,913
Hologic, Inc. (b)	85,298	3,646,489
IDEXX Laboratories, Inc. (b)	26,986	4,220,071
Intuitive Surgical, Inc. (b)	34,669	12,652,105
Medtronic plc	418,812	33,819,069
ResMed, Inc.	43,906	3,718,399
Stryker Corp. (a)	99,582	15,419,277
Varian Medical Systems, Inc. (b)	28,347	3,150,769
Zimmer Biomet Holdings, Inc.	62,647	7,559,613

		190,929,047

Health Care Providers & Services—2.8%
Aetna, Inc.	100,898	18,200,990
AmerisourceBergen Corp. (a)	49,932	4,584,756
Anthem, Inc.	79,444	17,875,694
Cardinal Health, Inc.	97,341	5,964,083
Centene Corp. (b)	53,365	5,383,461
Cigna Corp.	76,285	15,492,721
DaVita, Inc. (a) (b)	46,840	3,384,190
Envision Healthcare Corp. (a) (b)	37,434	1,293,719
Express Scripts Holding Co. (b)	175,240	13,079,914
HCA Healthcare, Inc. (b)	87,637	7,698,034
Henry Schein, Inc. (a) (b)	48,562	3,393,513
Humana, Inc.	44,202	10,965,190
Laboratory Corp. of America Holdings (b)	31,498	5,024,246
McKesson Corp.	64,504	10,059,399
Patterson Cos., Inc. (a)	25,485	920,773
Quest Diagnostics, Inc. (a)	42,172	4,153,520

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	299,838	$66,102,286
Universal Health Services, Inc. - Class B	27,114	3,073,372

		196,649,861

Health Care Technology—0.1%
Cerner Corp. (b)	97,709	6,584,610

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	126,185	8,374,898
Chipotle Mexican Grill, Inc. (a) (b)	7,688	2,222,063
Darden Restaurants, Inc. (a)	38,265	3,674,205
Hilton Worldwide Holdings, Inc.	62,567	4,996,601
Marriott International, Inc. - Class A	94,756	12,861,232
McDonald’s Corp.	246,656	42,454,431
MGM Resorts International	157,651	5,263,967
Norwegian Cruise Line Holdings, Ltd. (b)	55,137	2,936,045
Royal Caribbean Cruises, Ltd.	52,993	6,321,005
Starbucks Corp. (a)	440,226	25,282,179
Wyndham Worldwide Corp.	31,351	3,632,640
Wynn Resorts, Ltd. (a)	24,806	4,182,044
Yum! Brands, Inc.	104,269	8,509,393

		130,710,703

Household Durables—0.4%
DR Horton, Inc.	105,596	5,392,787
Garmin, Ltd.	34,333	2,045,217
Leggett & Platt, Inc. (a)	40,785	1,946,668
Lennar Corp. - Class A	63,274	4,001,448
Mohawk Industries, Inc. (b)	19,551	5,394,121
Newell Brands, Inc.	151,641	4,685,707
PulteGroup, Inc. (a)	83,679	2,782,327
Whirlpool Corp.	22,235	3,749,710

		29,997,985

Household Products—1.6%
Church & Dwight Co., Inc. (a)	77,328	3,879,546
Clorox Co. (The)	39,895	5,933,982
Colgate-Palmolive Co.	271,693	20,499,237
Kimberly-Clark Corp. (a)	108,837	13,132,273
Procter & Gamble Co. (The)	788,406	72,438,743

		115,883,781

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	204,329	2,212,883
NRG Energy, Inc.	93,073	2,650,719

		4,863,602

Industrial Conglomerates—1.9%
3M Co.	184,645	43,459,893
General Electric Co.	2,683,215	46,822,102
Honeywell International, Inc.	235,714	36,149,099
Roper Technologies, Inc.	31,672	8,203,048

		134,634,142

Insurance—2.6%
Aflac, Inc.	121,644	10,677,910
Allstate Corp. (The)	111,024	11,625,323
American International Group, Inc.	278,145	16,571,879
Aon plc	77,321	10,361,014
Arthur J. Gallagher & Co.	55,940	3,539,883
Assurant, Inc.	16,650	1,678,986
Brighthouse Financial, Inc. (a) (b) (c)	29,647	1,738,500
Chubb, Ltd.	143,634	20,989,237
Cincinnati Financial Corp. (a)	46,196	3,463,314
Everest Re Group, Ltd.	12,707	2,811,551
Hartford Financial Services Group, Inc. (The)	110,371	6,211,680
Lincoln National Corp.	67,707	5,204,637
Loews Corp. (a)	85,400	4,272,562
Marsh & McLennan Cos., Inc.	157,908	12,852,132
MetLife, Inc. (c)	325,590	16,461,831
Principal Financial Group, Inc. (a)	83,089	5,862,760
Progressive Corp. (The)	179,951	10,134,840
Prudential Financial, Inc.	131,189	15,084,111
Torchmark Corp.	33,220	3,013,386
Travelers Cos., Inc. (The)	84,684	11,486,538
Unum Group	69,427	3,810,848
Willis Towers Watson plc	40,854	6,156,289
XL Group, Ltd.	79,213	2,785,129

		186,794,340

Internet & Direct Marketing Retail—2.8%
Amazon.com, Inc. (b)	123,749	144,720,743
Expedia, Inc.	38,036	4,555,572
Netflix, Inc. (b)	133,891	25,701,716
Priceline Group, Inc. (The) (b)	15,090	26,222,497
TripAdvisor, Inc. (b)	33,548	1,156,064

		202,356,592

Internet Software & Services—4.8%
Akamai Technologies, Inc. (b)	52,337	3,403,998
Alphabet, Inc. - Class A (b)	92,218	97,142,441
Alphabet, Inc. - Class C (b) (d)	93,399	97,732,714
eBay, Inc. (b)	300,575	11,343,701
Facebook, Inc. - Class A (b)	737,877	130,205,775
VeriSign, Inc. (a) (b)	26,229	3,001,647

		342,830,276

IT Services—4.0%
Accenture plc - Class A (a)	191,210	29,272,339
Alliance Data Systems Corp.	14,872	3,769,754
Automatic Data Processing, Inc.	137,219	16,080,695
Cognizant Technology Solutions Corp. - Class A	182,441	12,956,960
CSRA, Inc.	50,674	1,516,166
DXC Technology Co.	88,264	8,376,254
Fidelity National Information Services, Inc.	103,302	9,719,685
Fiserv, Inc. (b)	64,480	8,455,262
Gartner, Inc. (b)	28,048	3,454,111
Global Payments, Inc.	49,240	4,935,818
International Business Machines Corp.	266,396	40,870,474
MasterCard, Inc. - Class A	287,381	43,497,988

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Paychex, Inc.	98,949	$6,736,448
PayPal Holdings, Inc. (b)	349,568	25,735,196
Total System Services, Inc.	51,764	4,094,015
Visa, Inc. - Class A	561,101	63,976,736
Western Union Co. (The) (a)	142,108	2,701,473

		286,149,374

Leisure Products—0.1%
Hasbro, Inc.	35,070	3,187,512
Mattel, Inc. (a)	106,352	1,635,694

		4,823,206

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.	99,576	6,668,605
Illumina, Inc. (a) (b)	45,174	9,870,067
IQVIA Holdings, Inc. (a) (b)	45,047	4,410,101
Mettler-Toledo International, Inc. (b)	7,915	4,903,501
PerkinElmer, Inc.	34,101	2,493,465
Thermo Fisher Scientific, Inc.	124,071	23,558,601
Waters Corp. (b)	24,608	4,754,020

		56,658,360

Machinery—1.7%
Caterpillar, Inc.	184,078	29,007,011
Cummins, Inc. (a)	48,271	8,526,589
Deere & Co.	98,968	15,489,482
Dover Corp.	48,203	4,868,021
Flowserve Corp. (a)	40,420	1,702,895
Fortive Corp.	94,633	6,846,698
Illinois Tool Works, Inc.	95,403	15,917,990
Ingersoll-Rand plc	77,311	6,895,368
PACCAR, Inc. (a)	108,791	7,732,864
Parker-Hannifin Corp.	41,221	8,226,887
Pentair plc	51,097	3,608,470
Snap-on, Inc. (a)	17,639	3,074,478
Stanley Black & Decker, Inc.	47,449	8,051,621
Xylem, Inc. (a)	55,569	3,789,806

		123,738,180

Media—2.7%
CBS Corp. - Class B	112,185	6,618,915
Charter Communications, Inc. - Class A (b)	59,999	20,157,264
Comcast Corp. - Class A	1,443,181	57,799,399
Discovery Communications, Inc. - Class A (a) (b)	47,649	1,066,385
Discovery Communications, Inc. - Class C (b)	62,879	1,331,148
DISH Network Corp. - Class A (b)	70,520	3,367,330
Interpublic Group of Cos., Inc. (The)	120,238	2,423,998
News Corp. - Class A	118,500	1,920,885
News Corp. - Class B	37,677	625,438
Omnicom Group, Inc. (a)	71,328	5,194,818
Scripps Networks Interactive, Inc. - Class A	29,723	2,537,750
Time Warner, Inc.	240,903	22,035,397
Twenty-First Century Fox, Inc. - Class A	326,119	11,260,889
Twenty-First Century Fox, Inc. - Class B	135,887	4,636,465
Viacom, Inc. - Class B	109,167	3,363,435

Media—(Continued)
Walt Disney Co. (The)	467,303	50,239,746

		194,579,262

Metals & Mining—0.3%
Freeport-McMoRan, Inc. (b)	416,543	7,897,655
Newmont Mining Corp.	165,018	6,191,476
Nucor Corp.	98,366	6,254,110

		20,343,241

Multi-Utilities—1.0%
Ameren Corp.	75,073	4,428,556
CenterPoint Energy, Inc.	133,362	3,782,147
CMS Energy Corp.	87,257	4,127,256
Consolidated Edison, Inc.	95,938	8,149,933
Dominion Energy, Inc.	199,113	16,140,100
DTE Energy Co.	55,504	6,075,468
NiSource, Inc. (a)	104,206	2,674,968
Public Service Enterprise Group, Inc.	156,572	8,063,458
SCANA Corp.	44,126	1,755,332
Sempra Energy (a)	77,686	8,306,187
WEC Energy Group, Inc.	97,642	6,486,358

		69,989,763

Multiline Retail—0.5%
Dollar General Corp. (a)	80,605	7,497,071
Dollar Tree, Inc. (b)	73,360	7,872,262
Kohl’s Corp. (a)	52,160	2,828,637
Macy’s, Inc. (a)	94,245	2,374,032
Nordstrom, Inc. (a)	36,083	1,709,612
Target Corp.	168,186	10,974,136

		33,255,750

Oil, Gas & Consumable Fuels—5.2%
Anadarko Petroleum Corp.	169,295	9,080,984
Andeavor	44,405	5,077,268
Apache Corp. (a)	117,864	4,976,218
Cabot Oil & Gas Corp.	143,099	4,092,631
Chesapeake Energy Corp. (a) (b)	281,155	1,113,374
Chevron Corp.	587,682	73,571,910
Cimarex Energy Co.	29,474	3,596,123
Concho Resources, Inc. (a) (b)	46,013	6,912,073
ConocoPhillips	369,902	20,303,921
Devon Energy Corp.	162,598	6,731,557
EOG Resources, Inc.	178,906	19,305,746
EQT Corp.	75,752	4,311,804
Exxon Mobil Corp.	1,311,045	109,655,804
Hess Corp.	83,568	3,966,973
Kinder Morgan, Inc.	594,245	10,738,007
Marathon Oil Corp.	262,893	4,450,778
Marathon Petroleum Corp.	151,118	9,970,766
Newfield Exploration Co. (a) (b)	61,632	1,943,257
Noble Energy, Inc.	150,560	4,387,318
Occidental Petroleum Corp.	236,773	17,440,699
ONEOK, Inc.	118,638	6,341,201
Phillips 66 (a)	132,943	13,447,184

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Pioneer Natural Resources Co.	52,651	$9,100,725
Range Resources Corp. (a)	69,864	1,191,880
Valero Energy Corp. (a)	135,391	12,443,787
Williams Cos., Inc. (The) (a)	255,802	7,799,403

		371,951,391

Personal Products—0.2%
Coty, Inc. - Class A (a)	146,096	2,905,850
Estee Lauder Cos., Inc. (The) - Class A	69,268	8,813,660

		11,719,510

Pharmaceuticals—4.6%
Allergan plc	102,904	16,833,037
Bristol-Myers Squibb Co.	506,408	31,032,682
Eli Lilly & Co.	299,776	25,319,081
Johnson & Johnson	831,232	116,139,735
Merck & Co., Inc.	846,282	47,620,288
Mylan NV (b)	165,929	7,020,456
Perrigo Co. plc	40,527	3,532,333
Pfizer, Inc.	1,844,292	66,800,256
Zoetis, Inc.	150,771	10,861,543

		325,159,411

Professional Services—0.3%
Equifax, Inc.	37,153	4,381,082
IHS Markit, Ltd. (b)	112,398	5,074,770
Nielsen Holdings plc (a)	103,589	3,770,639
Robert Half International, Inc.	38,784	2,154,063
Verisk Analytics, Inc. (b)	48,088	4,616,448

		19,997,002

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	93,477	4,048,489

Road & Rail—0.9%
CSX Corp.	276,525	15,211,640
J.B. Hunt Transport Services, Inc.	26,487	3,045,475
Kansas City Southern	32,037	3,370,933
Norfolk Southern Corp.	88,537	12,829,012
Union Pacific Corp.	243,557	32,660,994

		67,118,054

Semiconductors & Semiconductor Equipment—3.9%
Advanced Micro Devices, Inc. (a) (b)	253,739	2,608,437
Analog Devices, Inc.	114,059	10,154,673
Applied Materials, Inc.	329,979	16,868,527
Broadcom, Ltd.	125,804	32,319,048
Intel Corp.	1,448,031	66,841,111
KLA-Tencor Corp.	48,487	5,094,529
Lam Research Corp.	50,108	9,223,380
Microchip Technology, Inc. (a)	72,372	6,360,051
Micron Technology, Inc. (b)	356,826	14,672,685
NVIDIA Corp. (a)	187,502	36,281,637
Qorvo, Inc. (a) (b)	39,377	2,622,508
QUALCOMM, Inc.	456,119	29,200,738

Semiconductors & Semiconductor Equipment—(Continued)
Skyworks Solutions, Inc. (a)	56,851	5,398,002
Texas Instruments, Inc.	304,941	31,848,038
Xilinx, Inc.	77,647	5,234,961

		274,728,325

Software—5.2%
Activision Blizzard, Inc.	233,943	14,813,271
Adobe Systems, Inc. (b)	152,521	26,727,780
ANSYS, Inc. (b)	26,256	3,875,123
Autodesk, Inc. (b)	67,820	7,109,571
CA, Inc.	97,125	3,232,320
Cadence Design Systems, Inc. (a) (b)	87,364	3,653,562
Citrix Systems, Inc. (b)	44,289	3,897,432
Electronic Arts, Inc. (a) (b)	95,274	10,009,486
Intuit, Inc. (a)	75,145	11,856,378
Microsoft Corp.	2,386,959	204,180,473
Oracle Corp.	942,657	44,568,823
Red Hat, Inc. (b)	54,749	6,575,355
Salesforce.com, Inc. (b)	212,311	21,704,554
Symantec Corp. (a)	191,827	5,382,666
Synopsys, Inc. (b)	46,485	3,962,381

		371,549,175

Specialty Retail—2.3%
Advance Auto Parts, Inc.	22,865	2,279,412
AutoZone, Inc. (b)	8,507	6,051,625
Best Buy Co., Inc.	78,689	5,387,836
CarMax, Inc. (a) (b)	56,414	3,617,830
Foot Locker, Inc.	38,366	1,798,598
Gap, Inc. (The) (a)	67,376	2,294,827
Home Depot, Inc. (The)	361,311	68,479,274
L Brands, Inc. (a)	76,407	4,601,229
Lowe’s Cos., Inc.	257,679	23,948,686
O’Reilly Automotive, Inc. (a) (b)	26,309	6,328,367
Ross Stores, Inc.	119,305	9,574,226
Signet Jewelers, Ltd. (a)	18,707	1,057,881
Tiffany & Co.	31,590	3,283,780
TJX Cos., Inc. (The)	196,868	15,052,527
Tractor Supply Co.	38,850	2,904,037
Ulta Salon Cosmetics & Fragrance, Inc. (b)	18,057	4,038,629

		160,698,764

Technology Hardware, Storage & Peripherals—4.3%
Apple, Inc.	1,588,599	268,838,609
Hewlett Packard Enterprise Co.	493,506	7,086,746
HP, Inc.	516,790	10,857,758
NetApp, Inc.	83,465	4,617,284
Seagate Technology plc (a)	89,517	3,745,391
Western Digital Corp.	91,519	7,278,506
Xerox Corp. (a)	66,053	1,925,445

		304,349,739

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (a)	112,805	2,358,753
Michael Kors Holdings, Ltd. (b)	47,054	2,962,049

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	406,546	$25,429,452
PVH Corp.	23,956	3,287,003
Ralph Lauren Corp. (a)	17,140	1,777,247
Tapestry, Inc.	87,988	3,891,709
Under Armour, Inc. - Class A (a) (b)	57,281	826,565
Under Armour, Inc. - Class C (a) (b)	57,036	759,719
VF Corp.	101,477	7,509,298

		48,801,795

Tobacco—1.3%
Altria Group, Inc.	590,410	42,161,178
Philip Morris International, Inc.	480,555	50,770,636

		92,931,814

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	88,920	4,863,035
United Rentals, Inc. (b)	26,149	4,495,274
WW Grainger, Inc.	16,044	3,790,395

		13,148,704

Water Utilities—0.1%
American Water Works Co., Inc.	55,191	5,049,425

Total Common Stocks (Cost $3,339,710,472)		7,056,054,683

Mutual Fund—0.2%

Investment Company Security—0.2%
SPDR S&P 500 ETF Trust (Cost $16,798,137)	63,000	16,812,180

Short-Term Investments—0.4%

Discount Notes—0.3%
Fannie Mae 0.949%, 01/08/18 (e)	1,125,000	1,124,758
Federal Home Loan Bank 1.088%, 01/24/18 (e)	1,350,000	1,348,936
1.125%, 01/11/18 (e)	2,150,000	2,149,306
1.155%, 02/02/18 (e)	1,675,000	1,673,095
1.182%, 01/19/18 (e)	1,025,000	1,024,376
1.249%, 01/31/18 (e)	7,600,000	7,592,104
1.271%, 02/08/18 (e)	775,000	773,948
1.282%, 02/16/18 (e)	1,200,000	1,198,020
Freddie Mac 1.067%, 02/07/18 (e)	5,525,000	5,517,707

		22,402,250

U.S. Treasury—0.1%
U.S. Treasury Bills 0.790%, 01/04/18 (e)	2,500,000	2,499,843
1.084%, 01/11/18 (e)	3,175,000	3,174,065
1.104%, 01/18/18 (e)	550,000	549,697

U.S. Treasury—(Continued)
U.S. Treasury Cash Management Bill 0.621%, 01/02/18 (e)	1,300,000	1,300,000

		7,523,605

Total Short-Term Investments (Cost $29,926,884)		29,925,855

Securities Lending Reinvestments (f)—5.8%

Certificates of Deposit—3.4%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (g)	12,500,000	12,499,125
Bank of Montreal 1.972%, 01/11/18	10,010,284	10,001,467
BNP Paribas New York 1.677%, 1M LIBOR + 0.200%, 02/15/18 (g)	10,000,000	10,000,520
Chiba Bank, Ltd., New York 1.560%, 02/07/18	7,000,000	6,999,139
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (g)	10,500,000	10,500,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (g)	17,500,000	17,500,105
Danske Bank A/S 1.680%, 03/19/18	16,000,000	15,998,400
KBC Bank NV Zero Coupon, 02/26/18	10,953,381	10,971,950
1.550%, 01/29/18	7,500,000	7,500,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (g)	5,000,000	4,999,520
1.681%, 1M LIBOR + 0.190%, 04/16/18 (g)	10,000,000	9,999,730
1.769%, 1M LIBOR + 0.200%, 05/30/18 (g)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.691%, 1M LIBOR + 0.200%, 04/18/18 (g)	5,000,000	4,999,295
1.769%, 1M LIBOR + 0.200%, 05/29/18 (g)	6,500,000	6,499,493
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (g)	5,000,000	5,000,130
Norinchukin Bank New York 1.722%, 1M LIBOR + 0.170%, 02/23/18 (g)	4,000,000	4,000,084
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (g)	7,000,000	6,999,762
Royal Bank of Canada New York 1.679%, 3M LIBOR + 0.130%, 06/12/18 (g)	4,000,000	3,999,428
Standard Chartered plc 1.460%, 02/02/18	15,000,000	14,998,080
1.752%, 01/23/18	3,500,175	3,500,004
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (g)	3,000,000	2,999,727
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (g)	6,000,000	5,998,146
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (g)	7,000,000	6,992,580
1.741%, 1M LIBOR + 0.230%, 05/21/18 (g)	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.612%, 1M LIBOR + 0.180%, 04/11/18 (g)	5,000,000	$4,999,850
1.634%, 1M LIBOR + 0.190%, 04/12/18 (g)	4,500,000	4,499,739
1.754%, 1M LIBOR + 0.190%, 04/26/18 (g)	3,000,000	2,999,976
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (g)	11,500,000	11,499,494
1.800%, 1M LIBOR + 0.340%, 03/13/18 (g)	11,500,000	11,503,956
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (g)	5,000,000	4,999,620

		237,959,469

Commercial Paper—1.4%
Bank of China, Ltd. 1.900%, 02/12/18	14,950,917	14,970,705
Canadian Imperial Bank 1.700%, 03/19/18	14,933,417	14,946,645
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	12,455,944	12,469,700
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (g)	15,000,000	14,996,895
Kells Funding LLC 1.400%, 03/01/18	1,985,767	1,994,944
Macquarie Bank, Ltd., London 1.620%, 03/06/18	7,967,600	7,977,448
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (g)	10,000,000	9,999,340
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.750%, 03/08/18	8,465,705	8,476,336
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (g)	5,000,000	4,999,860

		95,814,883

Repurchase Agreements—0.7%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $2,172,738 on 01/02/18, collateralized by $2,195,307 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $2,217,587.	2,172,319	2,172,319
Citigroup Global Markets, Ltd. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,023,640 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $9,605,532 on 04/03/18, collateralized by $60,344 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $10,566,102.	9,500,000	9,500,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $11,417,679 on 04/02/18, collateralized by various Common Stock with a value of $12,210,002.	11,100,000	11,100,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $12,160,227 on 04/02/18, collateralized by various Common Stock with a value of $13,200,001.	12,000,000	12,000,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $3,000,510 on 01/02/18, collateralized by $4,536,319 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $3,060,521.	3,000,000	3,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $3,000,480 on 01/02/18, collateralized by $9,046,982 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $3,060,001.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $5,032,511 on 01/02/18, collateralized by various Common Stock with a value of $5,568,262.	5,000,000	5,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $2,012,920 on 01/02/18, collateralized by various Common Stock with a value of $2,227,305.	2,000,000	2,000,000

		48,772,319

Time Deposits—0.3%
Australia New Zealand Bank 1.330%, 01/02/18	10,100,000	10,100,000
Bank of Montreal 1.400%, 01/03/18	2,000,000	2,000,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	1,500,000	1,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	1,800,000	1,800,000
Standard Chartered plc 1.490%, 01/02/18	1,800,000	1,800,000

		24,200,000

Total Securities Lending Reinvestments (Cost $406,753,374)		406,746,671

Total Investments—105.6% (Cost $3,793,188,867)		7,509,539,389
Other assets and liabilities (net)—(5.6)%		(395,323,030)

Net Assets—100.0%		$7,114,216,359

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $395,585,173 and the collateral received consisted of cash in the amount of $406,674,042. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2017, the market value of securities pledged was $20,985,552.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/16/18	250	USD	$33,450,000	$85,890

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviation

(LIBOR)—	London Interbank Offered Rate

Other Abbreviation

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$7,056,054,683	$—	$—	$7,056,054,683
Total Mutual Fund*	16,812,180	—	—	16,812,180
Total Short-Term Investments*	—	29,925,855	—	29,925,855
Total Securities Lending Reinvestments*	—	406,746,671	—	406,746,671
Total Investments	$7,072,866,863	$436,672,526	$—	$7,509,539,389

Collateral for Securities Loaned (Liability)	$—	$(406,674,042)	$—	$(406,674,042)
Futures Contracts
Futures Contracts Unrealized Appreciation	$85,890	$—	$—	$85,890

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$7,491,339,058
Affiliated investments at value (c) (d)	18,200,331
Cash	57,209
Receivable for:
Investments sold	21,138,346
Fund shares sold	150,354
Dividends	7,136,078
Prepaid expenses	18,159

Total Assets	7,538,039,535
Liabilities
Collateral for securities loaned	406,674,042
Payables for:
Investments purchased	2,477,581
Fund shares redeemed	11,865,698
Variation margin on futures contracts	121,250
Accrued Expenses:
Management fees	1,438,654
Distribution and service fees	482,056
Deferred trustees’ fees	136,732
Other expenses	627,163

Total Liabilities	423,823,176

Net Assets	$7,114,216,359

Net Assets Consist of:
Paid in surplus	$2,987,724,018
Undistributed net investment income	120,116,513
Accumulated net realized gain	289,939,416
Unrealized appreciation on investments, affiliated investments and futures contracts	3,716,436,412

Net Assets	$7,114,216,359

Net Assets
Class A	$4,762,589,554
Class B	2,123,483,920
Class D	56,989,825
Class E	152,256,083
Class G	18,896,977
Capital Shares Outstanding*
Class A	89,192,233
Class B	41,320,407
Class D	1,070,347
Class E	2,872,074
Class G	368,368
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$53.40
Class B	51.39
Class D	53.24
Class E	53.01
Class G	51.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,780,906,759.
(b)	Includes securities loaned at value of $395,013,257
(c)	Identified cost of affiliated investments was $12,282,108.
(d)	Includes securities loaned at value of $571,916.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$142,745,516
Dividends from affiliated investments	561,186
Interest	259,993
Securities lending income	2,171,625

Total investment income	145,738,320
Expenses
Management fees	17,126,171
Administration fees	215,857
Custodian and accounting fees	338,685
Distribution and service fees—Class B	5,165,728
Distribution and service fees—Class D	60,911
Distribution and service fees—Class E	223,016
Distribution and service fees—Class G	52,094
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	490,692
Insurance	43,853
Miscellaneous	511,774

Total expenses	24,364,696
Less management fee waiver	(852,570)

Net expenses	23,512,126

Net Investment Income	122,226,194

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	394,356,563
Affiliated investments	(445,924)
Futures contracts	6,040,553

Net realized gain	399,951,192

Net change in unrealized appreciation on:
Investments	806,650,798
Affiliated investments	1,111,869
Futures contracts	360,057

Net change in unrealized appreciation	808,122,724

Net realized and unrealized gain	1,208,073,916

Net Increase in Net Assets From Operations	$1,330,300,110

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$122,226,194	$121,940,581
Net realized gain	399,951,192	204,028,334
Net change in unrealized appreciation	808,122,724	372,226,276

Increase in net assets from operations	1,330,300,110	698,195,191

From Distributions to Shareholders
Net investment income
Class A	(80,429,505)	(82,857,392)
Class B	(32,596,779)	(34,449,077)
Class D	(1,016,112)	(1,352,543)
Class E	(2,425,322)	(2,620,458)
Class G	(270,023)	(221,158)
Net realized capital gains
Class A	(126,414,984)	(181,662,999)
Class B	(59,739,457)	(86,318,673)
Class D	(1,693,922)	(3,124,405)
Class E	(4,167,036)	(6,212,616)
Class G	(511,585)	(570,749)

Total distributions	(309,264,725)	(399,390,070)

Increase (decrease) in net assets from capital share transactions	(464,951,761)	22,715,272

Total increase in net assets	556,083,624	321,520,393

Net Assets
Beginning of period	6,558,132,735	6,236,612,342

End of period	$7,114,216,359	$6,558,132,735

Undistributed net investment income
End of period	$120,116,513	$119,230,492

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,565,526	$125,800,863	4,983,063	$217,058,335
Reinvestments	4,295,836	206,844,489	6,272,715	264,520,391
Redemptions	(12,118,957)	(599,372,121)	(10,092,498)	(444,409,066)

Net increase (decrease)	(5,257,595)	$(266,726,769)	1,163,280	$37,169,660

Class B
Sales	1,383,010	$65,105,674	3,242,120	$138,068,372
Reinvestments	1,990,005	92,336,236	2,967,267	120,767,750
Redemptions	(6,861,898)	(327,592,006)	(5,867,660)	(249,825,548)

Net increase (decrease)	(3,488,883)	$(170,150,096)	341,727	$9,010,574

Class D
Sales	291,987	$14,334,939	384,822	$16,959,636
Reinvestments	56,424	2,710,034	106,417	4,476,948
Redemptions	(678,819)	(33,434,038)	(1,004,553)	(43,730,065)

Net decrease	(330,408)	$(16,389,065)	(513,314)	$(22,293,481)

Class E
Sales	51,868	$2,549,769	67,984	$2,927,160
Reinvestments	137,800	6,592,358	210,763	8,833,074
Redemptions	(471,239)	(23,245,491)	(405,732)	(17,710,668)

Net decrease	(281,571)	$(14,103,364)	(126,985)	$(5,950,434)

Class G
Sales	83,420	$3,864,519	136,685	$5,693,057
Reinvestments	16,871	781,608	19,486	791,907
Redemptions	(46,868)	(2,228,594)	(40,319)	(1,706,011)

Net increase	53,423	$2,417,533	115,852	$4,778,953

Increase (decrease) derived from capital shares transactions		$(464,951,761)		$22,715,272

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.03	$44.04	$46.21	$42.58	$33.42

Income (Loss) from Investment Operations
Net investment income (a)	0.92	0.89	0.85	0.79	0.71
Net realized and unrealized gain (loss) on investments	8.74	3.98	(0.26)	4.66	9.72

Total from investment operations	9.66	4.87	0.59	5.45	10.43

Less Distributions
Distributions from net investment income	(0.89)	(0.90)	(0.81)	(0.74)	(0.70)
Distributions from net realized capital gains	(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(2.29)	(2.88)	(2.76)	(1.82)	(1.27)

Net Asset Value, End of Period	$53.40	$46.03	$44.04	$46.21	$42.58

Total Return (%) (b)	21.54	11.67	1.17	13.36	32.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.27	0.27	0.27	0.27
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.86	2.02	1.88	1.81	1.87
Portfolio turnover rate (%)	11	8	9	12	12
Net assets, end of period (in millions)	$4,762.6	$4,347.5	$4,108.5	$4,295.4	$4,059.9

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$44.37	$42.55	$44.73	$41.27	$32.43

Income (Loss) from Investment Operations
Net investment income (a)	0.77	0.75	0.71	0.66	0.60
Net realized and unrealized gain (loss) on investments	8.42	3.84	(0.25)	4.52	9.43

Total from investment operations	9.19	4.59	0.46	5.18	10.03

Less Distributions
Distributions from net investment income	(0.77)	(0.79)	(0.69)	(0.64)	(0.62)
Distributions from net realized capital gains	(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(2.17)	(2.77)	(2.64)	(1.72)	(1.19)

Net Asset Value, End of Period	$51.39	$44.37	$42.55	$44.73	$41.27

Total Return (%) (b)	21.23	11.38	0.91	13.10	31.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.52	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.61	1.77	1.63	1.56	1.62
Portfolio turnover rate (%)	11	8	9	12	12
Net assets, end of period (in millions)	$2,123.5	$1,988.2	$1,892.0	$2,025.6	$1,928.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.90	$43.93	$46.10	$42.46	$33.32

Income (Loss) from Investment Operations
Net investment income (a)	0.87	0.84	0.80	0.73	0.66
Net realized and unrealized gain (loss) on investments	8.71	3.97	(0.26)	4.67	9.71

Total from investment operations	9.58	4.81	0.54	5.40	10.37

Less Distributions
Distributions from net investment income	(0.84)	(0.86)	(0.76)	(0.68)	(0.66)
Distributions from net realized capital gains	(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(2.24)	(2.84)	(2.71)	(1.76)	(1.23)

Net Asset Value, End of Period	$53.24	$45.90	$43.93	$46.10	$42.46

Total Return (%) (b)	21.41	11.54	1.07	13.26	31.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.37	0.37	0.37	0.37
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.77	1.92	1.76	1.70	1.77
Portfolio turnover rate (%)	11	8	9	12	12
Net assets, end of period (in millions)	$57.0	$64.3	$84.1	$143.5	$237.5

	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.71	$43.75	$45.92	$42.32	$33.22

Income (Loss) from Investment Operations
Net investment income (a)	0.84	0.81	0.78	0.72	0.65
Net realized and unrealized gain (loss) on investments	8.68	3.97	(0.26)	4.64	9.67

Total from investment operations	9.52	4.78	0.52	5.36	10.32

Less Distributions
Distributions from net investment income	(0.82)	(0.84)	(0.74)	(0.68)	(0.65)
Distributions from net realized capital gains	(1.40)	(1.98)	(1.95)	(1.08)	(0.57)

Total distributions	(2.22)	(2.82)	(2.69)	(1.76)	(1.22)

Net Asset Value, End of Period	$53.01	$45.71	$43.75	$45.92	$42.32

Total Return (%) (b)	21.35	11.50	1.02	13.20	31.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.42	0.42	0.42	0.42
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.71	1.87	1.73	1.66	1.72
Portfolio turnover rate (%)	11	8	9	12	12
Net assets, end of period (in millions)	$152.3	$144.2	$143.5	$161.4	$164.9

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2017	2016	2015	2014(d)
Net Asset Value, Beginning of Period	$44.29	$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.75	0.73	0.70	0.09
Net realized and unrealized gain (loss) on investments	8.40	3.83	(0.24)	0.45

Total from investment operations	9.15	4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(0.74)	(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(1.40)	(1.98)	(1.95)	0.00

Total distributions	(2.14)	(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$51.30	$44.29	$42.48	$44.64

Total Return (%) (b)	21.18	11.32	0.91	1.22	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.57	0.58	(f)
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.57	(f)
Ratio of net investment income to average net assets (%)	1.57	1.72	1.64	1.54	(f)
Portfolio turnover rate (%)	11	8	9	12
Net assets, end of period (in millions)	$18.9	$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was November 12, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services - Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $48,772,319. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$85,890

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$6,040,553

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$360,057

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,458

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$748,937,220	$0	$1,374,820,447

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2017 were $17,126,171.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2017 were $517,523.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2017
Brighthouse Financial, Inc.	$—	$—	$(110,978)	$(34,741)	$1,884,219	$1,738,500
MetLife, Inc.	19,899,314	—	(2,253,950)	(411,183)	(772,350)	16,461,831

	$19,899,314			$(445,924)	$1,111,869	$18,200,331

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2017
Brighthouse Financial, Inc.	$—	$—	29,647
MetLife, Inc.	—	561,186	325,590

	$—	$561,186

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,896,424,122
Gross unrealized appreciation	3,712,201,064
Gross unrealized depreciation	(99,085,797)

Net unrealized appreciation (depreciation)	$3,613,115,267

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$125,663,743	$130,333,642	$183,600,982	$269,056,428	$309,264,725	$399,390,070

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$132,107,488	$381,406,319	$3,613,115,267	$—	$4,126,629,074

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-31

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 12.44%, 12.17%, 12.28%, and 12.22%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 21.83% and 3.54%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 14.21%.

MARKET ENVIRONMENT / CONDITIONS

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late towards the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Within the equity portion of the Portfolio, an underweight position and poor stock selection within the Information Technology (“IT”) sector detracted from performance relative to the S&P 500 Index. Here, the Portfolio’s underweight positions in computer and personal electronics maker Apple, software giant Microsoft, and technology company Alphabet hurt relative results as all three companies outperformed the benchmark during the year. Not owning strong-performing computer graphics processors maker NVIDIA further weighed on relative results.

Stock selection within the Consumer Discretionary sector also detracted from relative performance. Within this sector, the timing of the Portfolio’s ownership in shares of internet retailer Amazon.com, and the Portfolio’s overweight positions in retail giant Target, and global marketing and communications company Omnicom Group, dampened relative results.

Elsewhere, overweight positions in automotive components supplier Johnson Controls and drugstore retailer CVS hurt relative performance. The Portfolio’s underweight position in aerospace company Boeing further weighed on relative returns.

Within the equity portion of the Portfolio, security selection in the Industrials sector aided performance relative to the S&P 500 Index. Most notably, avoiding shares of poor-performing diversified industrial conglomerate General Electric benefited relative performance. The Portfolio’s holdings of residential and commercial building materials manufacturer Owens Corning further aided relative performance.

In other sectors, the Portfolio’s underweight positions in Telecommunication Services provider AT&T and integrated oil and gas company Exxon Mobil supported relative results as both companies underperformed the benchmark during the reporting period. The Portfolio’s overweight positions in pharmaceutical and medical products maker Abbott Laboratories, multinational retailer Best Buy, and IT company DXC Technology strengthened relative performance. The timing of the Portfolio’s ownership in shares of biopharmaceutical company Celgene and the Portfolio’s holdings of premium drinks distributer Diageo contributed to relative results. Additionally, avoiding shares of poor-performing drug store services provider Walgreens Boots Alliance aided relative results.

During the reporting period, the Portfolio’s relative currency exposure, within the equity portion of the Portfolio, resulting primarily

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.

Within the fixed income portion of the Portfolio, the Portfolio’s underweight to U.S. dollar denominated sovereign bonds weighed on relative performance, as this part of the index consists primarily of emerging market sovereign securities, which performed well amid an improving growth backdrop. The Portfolio’s overweight to high-quality collateralized loan obligations also detracted from relative performance as these securities underperformed the broader index. An overweight to commercial mortgage-backed securities (“CMBS”) was positive for relative returns but overall contribution to performance from this sector was dampened by unfavorable security selection.

The Portfolio’s underweight to, and selection within, U.S. Treasuries was positive for relative performance, as was an overweight to investment grade corporate debt, and strong bond selection within the Corporate Industrials sector. Furthermore, the Portfolio’s positioning along the yield curve benefited relative performance, as an underweight to short-term bonds and an overweight to longer-term bonds was helpful given the flattening of the yield curve during the reporting period. An overweight to and security selection within Corporate Financials also contributed for the period. Detractors included an overweight in CMO’s, underweight to government-related debt, and security selection within corporate utilities.

For the 12-month period ending December 31, 2017, the equity portion of the Portfolio increased its exposure the most to the Industrials and Financials sectors while decreasing its exposure to the Health Care and Consumer Discretionary sectors. Although the economic backdrop remained favorable for most of 2017, the fixed income portion of the Portfolio continued to actively take down risk. As a result, the Portfolio reduced its exposure to corporate bonds as well as moved up in credit quality mostly due to richer valuations. The fixed income portion of the Portfolio ended the year overweight U.S. Treasuries and securitized debt (e.g. CDOs, CMBS) and underweight non-U.S. sovereigns and agency debt.

Brooks Taylor

Steven Gorham

Richard Hawkins

Robert Persons

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	12.44	9.65	6.29
Class B	12.17	9.37	6.03
Class E	12.28	9.48	6.13
Class F	12.22	9.43	6.08
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01
S&P 500 Index	21.83	15.79	8.50
1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Equity Sectors

% of Net Assets
Financials	14.9
Health Care	8.4
Industrials	8.1
Information Technology	7.4
Consumer Staples	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.9
Corporate Bonds & Notes	10.6
Mortgage-Backed Securities	1.6
Asset-Backed Securities	1.3
Municipals	0.2

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.1
Philip Morris International, Inc.	1.5
Comcast Corp.	1.3
Citigroup, Inc.	1.2
Pfizer, Inc.	1.2

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	11.2
Fannie Mae 30 Yr. Pool	5.1
U.S. Treasury Bonds	3.4
Freddie Mac 30 Yr. Gold Pool	2.5
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)	1.4

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A	Actual	0.62%	$1,000.00	$1,057.00	$3.21
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B	Actual	0.87%	$1,000.00	$1,055.70	$4.51
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E	Actual	0.77%	$1,000.00	$1,056.20	$3.99
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class F	Actual	0.82%	$1,000.00	$1,055.90	$4.25
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—59.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Boeing Co. (The)	12,495	$3,684,901
Lockheed Martin Corp.	11,184	3,590,623
Northrop Grumman Corp.	8,401	2,578,351
United Technologies Corp.	46,976	5,992,728

		15,846,603

Air Freight & Logistics—0.3%
United Parcel Service, Inc. - Class B	20,875	2,487,256

Airlines—0.2%
Copa Holdings S.A. - Class A	6,150	824,469
Delta Air Lines, Inc.	23,389	1,309,784

		2,134,253

Auto Components—0.3%
Aptiv plc	28,913	2,452,690
Delphi Technologies plc (a)	9,637	505,653

		2,958,343

Automobiles—0.4%
General Motors Co.	25,642	1,051,066
Harley-Davidson, Inc. (b)	5,644	287,167
Kia Motors Corp.	28,103	879,013
Toyota Motor Corp.	26,100	1,671,333

		3,888,579

Banks—6.5%
Bank of America Corp.	246,643	7,280,901
BNP Paribas S.A.	10,039	748,647
Citigroup, Inc.	140,180	10,430,794
JPMorgan Chase & Co.	177,602	18,992,758
PNC Financial Services Group, Inc. (The)	36,612	5,282,745
Royal Bank of Canada	12,203	996,530
Sumitomo Mitsui Financial Group, Inc.	12,700	548,513
SunTrust Banks, Inc.	15,855	1,024,074
U.S. Bancorp	116,225	6,227,336
Wells Fargo & Co.	103,207	6,261,569

		57,793,867

Beverages—0.6%
Coca-Cola European Partners plc	20,708	825,214
Diageo plc	94,582	3,461,544
PepsiCo, Inc.	10,204	1,223,664

		5,510,422

Biotechnology—0.1%
Biogen, Inc. (a)	2,701	860,458

Building Products—1.1%
Johnson Controls International plc (b)	150,454	5,733,802
Owens Corning	41,932	3,855,228

		9,589,030

Capital Markets—4.0%
Apollo Global Management LLC - Class A	70,121	2,346,950
Bank of New York Mellon Corp. (The) (b)	106,481	5,735,067
BlackRock, Inc.	7,130	3,662,752
Blackstone Group L.P. (The)	42,565	1,362,931
Charles Schwab Corp. (The) (b)	20,367	1,046,253
Franklin Resources, Inc.	15,399	667,239
Goldman Sachs Group, Inc. (The)	29,633	7,549,303
Invesco, Ltd.	24,269	886,789
Moody’s Corp.	7,817	1,153,868
Morgan Stanley	40,309	2,115,013
Nasdaq, Inc.	22,134	1,700,555
State Street Corp. (b)	39,557	3,861,159
T. Rowe Price Group, Inc.	19,697	2,066,806
UBS Group AG (a)	80,776	1,484,195

		35,638,880

Chemicals—1.7%
Axalta Coating Systems, Ltd. (a)	36,848	1,192,401
Celanese Corp. - Series A	14,574	1,560,584
DowDuPont, Inc.	30,590	2,178,620
Monsanto Co.	5,575	651,048
PPG Industries, Inc.	57,576	6,726,028
Sherwin-Williams Co. (The)	7,164	2,937,527

		15,246,208

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A	45,173	892,679

Communications Equipment—0.6%
Cisco Systems, Inc.	141,275	5,410,832

Consumer Finance—0.5%
American Express Co.	19,377	1,924,330
Discover Financial Services	29,289	2,252,910

		4,177,240

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	13,711	771,244

Distributors—0.2%
LKQ Corp. (a)	34,924	1,420,359

Diversified Telecommunication Services—0.5%
TDC A/S	82,866	509,191
Verizon Communications, Inc.	70,941	3,754,907

		4,264,098

Electric Utilities—1.6%
American Electric Power Co., Inc.	14,453	1,063,307
Duke Energy Corp. (b)	42,012	3,533,629
Exelon Corp.	104,584	4,121,656
PPL Corp.	81,052	2,508,560
Southern Co. (The)	15,255	733,613
SSE plc	64,695	1,152,522

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Xcel Energy, Inc.	15,212	$731,849

		13,845,136

Electrical Equipment—0.8%
Eaton Corp. plc (b)	86,687	6,849,140
Regal-Beloit Corp. (b)	5,971	457,378

		7,306,518

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	59,204	3,989,758

Equity Real Estate Investment Trusts—0.8%
Medical Properties Trust, Inc. (b)	224,869	3,098,695
Public Storage	3,154	659,186
Simon Property Group, Inc.	7,684	1,319,650
STAG Industrial, Inc.	18,256	498,937
Washington Prime Group, Inc. (b)	109,494	779,597
Welltower, Inc.	10,255	653,961

		7,010,026

Food & Staples Retailing—0.6%
CVS Health Corp.	39,515	2,864,838
Kroger Co. (The)	54,909	1,507,252
Seven & i Holdings Co., Ltd.	14,500	602,252
Wal-Mart Stores, Inc.	6,451	637,036

		5,611,378

Food Products—2.5%
Archer-Daniels-Midland Co. (b)	40,780	1,634,462
Danone S.A.	22,140	1,856,164
General Mills, Inc. (b)	77,028	4,566,990
J.M. Smucker Co. (The) (b)	5,663	703,571
Marine Harvest ASA (a)	97,909	1,657,435
Mondelez International, Inc. - Class A	22,435	960,218
Nestle S.A.	50,092	4,304,512
Pinnacle Foods, Inc.	15,333	911,854
Tyson Foods, Inc. - Class A	64,706	5,245,715

		21,840,921

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	84,443	4,819,162
Danaher Corp.	61,895	5,745,094
Medtronic plc	78,340	6,325,955
Zimmer Biomet Holdings, Inc.	12,010	1,449,247

		18,339,458

Health Care Providers & Services—1.3%
Cigna Corp.	12,123	2,462,060
Express Scripts Holding Co. (a)	12,954	966,887
Humana, Inc.	3,585	889,331
McKesson Corp.	40,669	6,342,331
Molina Healthcare, Inc. (a)	12,211	936,339

		11,596,948

Hotels, Restaurants & Leisure—0.6%
Aramark	27,838	1,189,796
Carnival Corp.	33,758	2,240,518
Marriott International, Inc. - Class A (b)	7,894	1,071,453
Starbucks Corp. (b)	11,829	679,340

		5,181,107

Household Durables—0.4%
Newell Brands, Inc.	41,670	1,287,603
Tupperware Brands Corp.	14,034	879,932
Whirlpool Corp.	7,492	1,263,451

		3,430,986

Household Products—0.6%
Kimberly-Clark Corp.	8,729	1,053,241
Procter & Gamble Co. (The)	20,555	1,888,593
Reckitt Benckiser Group plc	19,878	1,856,786

		4,798,620

Industrial Conglomerates—1.5%
3M Co.	23,601	5,554,968
Honeywell International, Inc.	49,301	7,560,801

		13,115,769

Insurance—3.6%
Aon plc (b)	36,925	4,947,950
Athene Holding, Ltd. - Class A (a)	22,582	1,167,715
Chubb, Ltd.	49,473	7,229,489
Prudential Financial, Inc.	54,747	6,294,810
Travelers Cos., Inc. (The)	68,261	9,258,922
Unum Group	11,331	621,959
Zurich Insurance Group AG	7,335	2,230,780

		31,751,625

Internet & Direct Marketing Retail—0.1%
Priceline Group, Inc. (The) (a)	655	1,138,220

Internet Software & Services—1.0%
Alphabet, Inc. - Class A (a)	2,286	2,408,072
Facebook, Inc. - Class A (a)	37,430	6,604,898

		9,012,970

IT Services—2.6%
Accenture plc - Class A	52,098	7,975,683
Amdocs, Ltd.	23,303	1,525,880
Cognizant Technology Solutions Corp. - Class A	7,168	509,071
DXC Technology Co.	64,207	6,093,244
Fidelity National Information Services, Inc.	19,277	1,813,773
Fiserv, Inc. (a)	9,535	1,250,325
International Business Machines Corp.	12,207	1,872,798
Vantiv, Inc. - Class A (a) (b)	12,902	948,942
Visa, Inc. - Class A	10,126	1,154,567

		23,144,283

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.0%
Hasbro, Inc.	3,744	$340,292

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	31,737	6,026,221

Machinery—1.1%
Allison Transmission Holdings, Inc. (b)	19,040	820,053
Cummins, Inc. (b)	2,175	384,192
Deere & Co.	7,558	1,182,902
Illinois Tool Works, Inc.	25,506	4,255,676
Ingersoll-Rand plc	11,210	999,820
Stanley Black & Decker, Inc.	13,036	2,212,079

		9,854,722

Media—1.9%
Comcast Corp. - Class A	297,303	11,906,985
Interpublic Group of Cos., Inc. (The) (b)	60,823	1,226,192
Omnicom Group, Inc. (b)	39,751	2,895,065
Time Warner, Inc.	11,274	1,031,233

		17,059,475

Metals & Mining—0.3%
Rio Tinto plc	50,947	2,688,837

Mortgage Real Estate Investment Trusts—0.3%
AGNC Investment Corp.	19,918	402,144
Annaly Capital Management, Inc. (b)	57,810	687,361
Starwood Property Trust, Inc. (b)	71,307	1,522,405

		2,611,910

Multi-Utilities—0.5%
Engie S.A.	60,316	1,036,312
Public Service Enterprise Group, Inc.	25,794	1,328,391
Sempra Energy (b)	9,208	984,520
WEC Energy Group, Inc. (b)	13,675	908,430

		4,257,653

Oil, Gas & Consumable Fuels—3.5%
Anadarko Petroleum Corp.	22,936	1,230,287
BP plc	395,122	2,786,601
Chevron Corp.	27,964	3,500,813
Eni S.p.A.	84,501	1,397,380
Enterprise Products Partners L.P.	123,442	3,272,447
EOG Resources, Inc.	31,852	3,437,149
EQT Corp.	16,205	922,389
Exxon Mobil Corp.	44,508	3,722,649
Hess Corp. (b)	19,919	945,555
Noble Energy, Inc.	30,577	891,014
Occidental Petroleum Corp.	27,983	2,061,228
Phillips 66 (b)	13,105	1,325,571
Pioneer Natural Resources Co.	6,199	1,071,497
Plains All American Pipeline L.P.	48,261	996,107
Plains GP Holdings L.P. - Class A (b)	45,883	1,007,132
Williams Partners L.P.	54,147	2,099,821

		30,667,640

Personal Products—0.2%
Coty, Inc. - Class A (b)	87,194	1,734,289

Pharmaceuticals—4.0%
Bayer AG	22,397	2,785,628
Bristol-Myers Squibb Co.	26,822	1,643,652
Eli Lilly & Co.	47,760	4,033,810
Johnson & Johnson	73,319	10,244,131
Merck & Co., Inc.	60,615	3,410,806
Mylan NV (a)	22,147	937,039
Novartis AG	14,638	1,237,522
Pfizer, Inc.	285,284	10,332,986
Roche Holding AG	1,376	348,050

		34,973,624

Professional Services—0.2%
Equifax, Inc. (b)	14,885	1,755,239

Real Estate Management & Development—0.0%
Realogy Holdings Corp.	9,460	250,690

Road & Rail—1.0%
Canadian National Railway Co.	12,250	1,010,625
Union Pacific Corp.	59,532	7,983,241

		8,993,866

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc. (b)	5,089	453,074
Broadcom, Ltd.	4,820	1,238,258
Intel Corp.	35,145	1,622,293
Maxim Integrated Products, Inc.	23,927	1,250,903
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	82,378	3,266,288
Texas Instruments, Inc.	42,768	4,466,690

		12,297,506

Software—1.2%
Adobe Systems, Inc. (a)	11,155	1,954,802
CA, Inc.	12,389	412,306
Check Point Software Technologies, Ltd. (a) (b)	20,363	2,110,014
Microsoft Corp.	37,230	3,184,654
Oracle Corp.	31,628	1,495,372
Take-Two Interactive Software, Inc. (a)	16,108	1,768,336

		10,925,484

Specialty Retail—0.7%
Advance Auto Parts, Inc.	2,096	208,950
Best Buy Co., Inc.	45,697	3,128,874
Gap, Inc. (The) (b)	17,936	610,900
Ross Stores, Inc.	27,937	2,241,944

		6,190,668

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	15,450	2,614,603
Hewlett Packard Enterprise Co.	142,230	2,042,423

		4,657,026

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (b)	38,427	$803,508
LVMH Moet Hennessy Louis Vuitton SE	3,831	1,125,356
NIKE, Inc. - Class B	24,925	1,559,059

		3,487,923

Tobacco—2.2%
Altria Group, Inc.	82,370	5,882,042
Japan Tobacco, Inc.	13,600	438,030
Philip Morris International, Inc.	126,241	13,337,362

		19,657,434

Trading Companies & Distributors—0.0%
HD Supply Holdings, Inc. (a)	9,299	372,239

Total Common Stocks (Cost $387,572,890)		528,806,812

U.S. Treasury & Government Agencies—24.9%

Agency Sponsored Mortgage - Backed—10.2%
Fannie Mae 15 Yr. Pool 3.000%, 12/01/31	1,380,859	1,409,226
4.500%, 04/01/18	810	823
4.500%, 06/01/18	4,672	4,744
4.500%, 07/01/18	2,473	2,511
4.500%, 03/01/19	10,281	10,440
4.500%, 06/01/19	12,198	12,388
4.500%, 04/01/20	14,679	14,921
4.500%, 07/01/20	7,507	7,640
5.000%, 02/01/18	707	718
5.000%, 12/01/18	27,514	28,010
5.000%, 07/01/19	24,593	25,036
5.000%, 07/01/20	21,043	21,422
5.000%, 08/01/20	15,264	15,662
5.000%, 12/01/20	40,126	41,086
5.500%, 01/01/18	119	119
5.500%, 02/01/18	162	162
5.500%, 06/01/19	23,970	24,233
5.500%, 07/01/19	25,204	25,508
5.500%, 08/01/19	4,938	4,993
5.500%, 09/01/19	25,321	25,699
5.500%, 01/01/21	17,255	17,632
5.500%, 03/01/21	5,460	5,605
6.000%, 03/01/18	27	27
6.000%, 11/01/18	878	885
6.000%, 01/01/21	24,214	24,759
6.000%, 05/01/21	7,080	7,248
Fannie Mae 30 Yr. Pool 3.000%, 09/01/46	224,936	225,684
3.000%, 10/01/46	882,177	885,111
3.000%, 11/01/46	1,099,404	1,103,060
3.500%, 11/01/41	53,334	55,113
3.500%, 01/01/42	697,923	721,728
3.500%, 01/01/43	244,681	252,549

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 04/01/43	806,314	831,794
3.500%, 05/01/43	1,093,677	1,127,394
3.500%, 07/01/43	1,243,425	1,280,797
3.500%, 08/01/43	410,454	423,586
3.500%, 09/01/43	1,705,279	1,757,190
3.500%, 02/01/45	1,221,023	1,262,749
3.500%, 09/01/45	1,435,054	1,474,187
3.500%, 10/01/45	981,878	1,013,703
3.500%, 01/01/46	309,035	319,191
3.500%, 05/01/46	591,179	608,933
3.500%, 07/01/46	1,285,779	1,326,960
3.500%, 10/01/46	403,483	414,486
3.500%, 12/01/46	1,025,697	1,053,667
3.500%, 01/01/47	148,683	152,737
3.500%, TBA (c)	726,000	745,398
4.000%, 09/01/40	1,232,250	1,294,689
4.000%, 11/01/40	285,980	300,465
4.000%, 12/01/40	668,237	701,915
4.000%, 02/01/41	769,263	808,357
4.000%, 06/01/41	785,497	825,135
4.000%, 11/01/41	261,265	274,389
4.000%, 01/01/42	1,833,083	1,925,176
4.000%, 04/01/42	235,361	247,188
4.000%, 10/01/42	196,139	205,995
4.000%, 12/01/42	227,271	238,581
4.000%, 01/01/43	373,042	392,576
4.000%, 04/01/43	67,631	71,023
4.000%, 05/01/43	746,983	786,522
4.000%, 06/01/43	329,153	345,603
4.000%, 07/01/43	322,952	338,499
4.000%, 01/01/44	138,353	146,147
4.000%, 04/01/44	152,584	160,215
4.000%, 05/01/44	564,312	592,606
4.000%, 11/01/44	282,672	295,889
4.000%, 02/01/45	427,338	452,449
4.000%, 06/01/47	1,160,295	1,214,335
4.000%, 07/01/47	1,733,598	1,814,428
4.000%, 09/01/47	1,313,884	1,375,281
4.500%, 08/01/33	154,989	165,422
4.500%, 03/01/34	473,824	506,589
4.500%, 01/01/40	166,435	178,129
4.500%, 08/01/40	42,303	45,550
4.500%, 02/01/41	272,320	293,277
4.500%, 04/01/41	475,827	511,495
4.500%, 11/01/42	153,199	164,213
4.500%, 01/01/43	350,179	375,405
4.500%, 04/01/44	2,017,515	2,162,480
4.500%, 06/01/44	205,601	220,388
5.000%, 11/01/33	91,537	99,432
5.000%, 03/01/34	76,351	82,711
5.000%, 05/01/34	32,209	34,988
5.000%, 08/01/34	32,257	35,038
5.000%, 09/01/34	119,916	130,262
5.000%, 06/01/35	77,955	84,225

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/35	241,218	$261,877
5.000%, 08/01/35	76,363	82,941
5.000%, 09/01/35	53,273	57,897
5.000%, 10/01/35	210,122	228,278
5.000%, 07/01/39	235,669	257,293
5.000%, 10/01/39	161,951	175,357
5.000%, 11/01/39	64,629	70,582
5.000%, 11/01/40	90,700	98,225
5.000%, 01/01/41	18,779	20,182
5.000%, 03/01/41	59,331	64,600
5.500%, 02/01/33	39,481	43,654
5.500%, 05/01/33	4,613	5,064
5.500%, 06/01/33	162,509	180,420
5.500%, 07/01/33	148,678	164,865
5.500%, 11/01/33	91,077	100,992
5.500%, 12/01/33	12,069	13,215
5.500%, 01/01/34	116,471	128,346
5.500%, 02/01/34	136,320	150,813
5.500%, 03/01/34	39,985	44,789
5.500%, 04/01/34	47,891	52,508
5.500%, 05/01/34	275,012	306,176
5.500%, 06/01/34	337,084	373,617
5.500%, 07/01/34	110,098	121,642
5.500%, 09/01/34	315,230	346,470
5.500%, 10/01/34	417,916	462,644
5.500%, 11/01/34	576,904	639,578
5.500%, 12/01/34	268,578	297,701
5.500%, 01/01/35	333,565	369,810
5.500%, 02/01/35	6,893	7,548
5.500%, 04/01/35	57,653	63,890
5.500%, 07/01/35	17,389	19,037
5.500%, 08/01/35	7,860	8,604
5.500%, 09/01/35	176,718	196,738
6.000%, 02/01/32	86,922	97,446
6.000%, 03/01/34	25,546	29,212
6.000%, 04/01/34	201,405	227,555
6.000%, 06/01/34	220,911	251,633
6.000%, 07/01/34	193,447	219,276
6.000%, 08/01/34	272,454	307,790
6.000%, 10/01/34	171,711	194,430
6.000%, 11/01/34	32,965	36,844
6.000%, 12/01/34	8,664	9,678
6.000%, 08/01/35	37,874	42,498
6.000%, 09/01/35	42,521	47,750
6.000%, 10/01/35	74,376	83,973
6.000%, 11/01/35	13,273	14,828
6.000%, 12/01/35	86,140	97,479
6.000%, 02/01/36	75,211	84,087
6.000%, 04/01/36	73,866	83,882
6.000%, 06/01/36	11,787	13,418
6.000%, 07/01/37	107,401	121,333
6.500%, 06/01/31	30,952	34,805
6.500%, 07/01/31	4,029	4,466
6.500%, 09/01/31	29,030	32,178
6.500%, 02/01/32	28,198	31,513

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 07/01/32	84,806	96,152
6.500%, 08/01/32	63,214	72,457
6.500%, 01/01/33	33,033	37,069
6.500%, 04/01/34	53,112	59,638
6.500%, 06/01/34	22,639	25,095
6.500%, 08/01/34	16,418	18,199
6.500%, 04/01/36	12,001	13,303
6.500%, 05/01/36	57,300	63,514
6.500%, 02/01/37	76,010	84,253
6.500%, 05/01/37	44,317	49,123
6.500%, 07/01/37	51,050	56,586
Fannie Mae Multifamily REMIC Trust (CMO) 1.578%, 1M LIBOR + 0.340%, 04/25/20 (d)	97,990	98,101
Fannie Mae Pool 2.280%, 11/01/26	157,004	151,082
2.410%, 05/01/23	91,754	91,461
2.550%, 05/01/23	147,379	147,887
2.700%, 07/01/25	121,000	120,997
3.746%, 07/01/18	97,162	97,749
3.800%, 02/01/18	129,635	129,492
4.600%, 09/01/19	126,225	130,921
5.000%, 03/01/26	84,080	94,158
Fannie Mae REMICS (CMO) 2.000%, 05/25/44	239,381	234,918
Fannie Mae-ACES (CMO) 2.578%, 09/25/18	177,327	177,084
2.597%, 12/25/26 (d)	511,000	500,765
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	1,499	1,520
4.500%, 08/01/18	3,000	3,042
4.500%, 11/01/18	7,888	7,999
4.500%, 01/01/19	16,202	16,432
4.500%, 08/01/19	1,761	1,797
4.500%, 02/01/20	12,852	13,034
4.500%, 08/01/24	191,929	201,134
5.000%, 05/01/18	1,316	1,342
5.000%, 09/01/18	7,935	8,092
5.500%, 01/01/19	3,740	3,766
5.500%, 04/01/19	3,079	3,091
5.500%, 06/01/19	2,122	2,131
5.500%, 07/01/19	952	955
5.500%, 08/01/19	1,345	1,361
5.500%, 02/01/20	1,931	1,962
6.000%, 08/01/19	15,792	16,039
6.000%, 09/01/19	2,851	2,855
6.000%, 11/01/19	4,627	4,653
6.000%, 05/01/21	8,884	9,121
6.000%, 10/01/21	27,644	28,486
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	590,504	593,911
3.000%, 04/01/43	1,314,733	1,322,327
3.000%, 05/01/43	1,137,736	1,143,870
3.000%, 05/01/46	600,713	602,707
3.000%, 10/01/46	1,084,802	1,088,404
3.000%, 11/01/46	1,416,281	1,420,984

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 02/01/42	606,058	$626,305
3.500%, 04/01/42	368,013	381,701
3.500%, 12/01/42	927,463	959,655
3.500%, 04/01/43	261,483	270,569
3.500%, 07/01/43	53,626	55,340
3.500%, 08/01/43	599,533	618,669
3.500%, 12/01/45	582,550	599,126
3.500%, 11/01/46	448,583	461,361
3.500%, 12/01/46	2,173,825	2,235,748
3.500%, 01/01/47	1,552,857	1,597,092
4.000%, 11/01/40	699,085	733,950
4.000%, 01/01/41	1,443,480	1,515,496
4.000%, 04/01/44	479,289	501,424
4.000%, 08/01/47	1,308,104	1,368,053
4.500%, 04/01/35	40,500	43,225
4.500%, 07/01/39	234,505	250,179
4.500%, 09/01/39	130,937	139,694
4.500%, 10/01/39	75,124	80,146
4.500%, 12/01/39	117,062	124,895
4.500%, 05/01/42	205,962	219,683
5.000%, 09/01/33	183,072	198,073
5.000%, 03/01/34	35,217	38,521
5.000%, 04/01/34	32,524	35,190
5.000%, 08/01/35	42,528	45,990
5.000%, 10/01/35	96,722	105,442
5.000%, 11/01/35	78,037	84,430
5.000%, 12/01/36	51,346	55,675
5.000%, 07/01/39	373,856	407,144
5.500%, 12/01/33	221,050	247,971
5.500%, 01/01/34	145,565	161,378
5.500%, 04/01/34	31,431	34,465
5.500%, 11/01/34	29,739	32,686
5.500%, 12/01/34	24,253	26,500
5.500%, 05/01/35	25,360	27,734
5.500%, 09/01/35	40,769	45,002
5.500%, 10/01/35	51,247	57,022
6.000%, 04/01/34	100,487	113,683
6.000%, 07/01/34	29,233	32,774
6.000%, 08/01/34	227,201	256,944
6.000%, 09/01/34	2,569	2,869
6.000%, 07/01/35	40,586	45,717
6.000%, 08/01/35	47,899	53,953
6.000%, 11/01/35	76,420	86,024
6.000%, 03/01/36	29,875	33,370
6.000%, 10/01/36	38,597	43,536
6.000%, 03/01/37	7,691	8,591
6.000%, 05/01/37	67,282	76,230
6.000%, 06/01/37	43,359	48,941
6.500%, 05/01/34	12,809	14,188
6.500%, 06/01/34	62,443	69,167
6.500%, 08/01/34	52,369	58,008
6.500%, 10/01/34	73,159	82,667
6.500%, 11/01/34	43,329	47,994
6.500%, 05/01/37	70,519	79,925
6.500%, 07/01/37	75,409	84,465

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.197%, 11/25/50 (d) (e)	5,207,000	103,837
0.239%, 12/25/27 (d) (e)	3,235,000	78,394
0.275%, 11/25/49 (d) (e)	4,908,000	89,953
0.279%, 09/25/27 (d) (e)	3,341,000	89,616
0.292%, 11/25/50 (e)	3,704,006	95,318
0.315%, 08/25/24 (d) (e)	4,897,000	108,242
0.327%, 11/25/27 (d) (e)	3,370,000	98,312
0.330%, 08/25/27 (d) (e)	3,107,000	95,630
0.367%, 11/25/49 (d) (e)	6,533,154	142,362
0.369%, 09/25/27 (d) (e)	2,759,795	88,581
0.416%, 08/25/24 (d) (e)	8,961,939	219,096
0.438%, 08/25/27 (d) (e)	2,156,439	78,075
0.508%, 07/25/24 (d) (e)	4,483,000	144,379
0.579%, 07/25/27 (d) (e)	3,888,874	184,968
0.618%, 07/25/24 (d) (e)	1,653,946	55,731
0.635%, 06/25/27 (d) (e)	4,356,000	239,500
0.753%, 06/25/27 (d) (e)	1,489,254	88,692
0.883%, 07/25/49 (d) (e)	1,982,237	90,516
1.869%, 11/25/19	356,688	355,194
2.412%, 08/25/18	441,998	442,173
2.456%, 08/25/19	330,000	331,229
2.510%, 11/25/22	489,000	491,294
2.670%, 12/25/24	507,000	507,662
2.673%, 03/25/26	676,000	670,498
2.682%, 10/25/22	620,000	627,340
2.716%, 06/25/22	346,271	350,189
2.791%, 01/25/22	474,000	480,459
3.060%, 07/25/23 (d)	219,000	224,905
3.064%, 08/25/24 (d)	255,000	261,232
3.111%, 02/25/23	695,000	715,955
3.154%, 02/25/18	67,303	67,254
3.171%, 10/25/24	424,000	437,869
3.187%, 09/25/27 (d)	218,000	223,543
3.224%, 03/25/27 (d)	312,000	321,515
3.250%, 04/25/23 (d)	803,000	832,578
3.300%, 10/25/26	310,000	321,192
3.320%, 02/25/23 (d)	227,000	236,027
3.458%, 08/25/23 (d)	835,000	874,152
5.085%, 03/25/19	1,226,000	1,257,863
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	356,021	369,728
3.500%, 02/15/42	136,322	141,482
4.500%, 09/15/33	81,061	86,042
4.500%, 11/15/39	254,560	268,896
4.500%, 03/15/40	288,870	310,620
4.500%, 04/15/40	318,842	336,805
4.500%, 06/15/40	136,068	145,046
5.000%, 03/15/34	29,395	31,876
5.000%, 06/15/34	69,164	75,013
5.000%, 12/15/34	31,131	33,771
5.000%, 06/15/35	7,264	7,812
5.500%, 11/15/32	143,448	158,147
5.500%, 08/15/33	236,197	262,472
5.500%, 12/15/33	128,136	142,056
5.500%, 09/15/34	113,528	126,167

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.500%, 10/15/35	17,346	$19,256
6.000%, 12/15/28	33,065	37,234
6.000%, 12/15/31	28,262	31,900
6.000%, 03/15/32	3,448	3,855
6.000%, 10/15/32	145,015	163,922
6.000%, 01/15/33	31,929	35,731
6.000%, 02/15/33	1,693	1,910
6.000%, 04/15/33	150,027	169,525
6.000%, 08/15/33	1,050	1,174
6.000%, 07/15/34	97,036	109,585
6.000%, 09/15/34	40,197	44,941
6.000%, 01/15/38	120,904	137,063
Ginnie Mae II 30 Yr. Pool 3.500%, 06/20/43	719,777	748,099
3.500%, 07/20/43	907,115	942,808
4.000%, 01/20/41	868,667	914,233
4.000%, 02/20/41	218,047	229,508
4.000%, 04/20/41	165,004	173,669
4.000%, 02/20/42	223,704	235,443
4.500%, 07/20/33	17,325	18,346
4.500%, 09/20/33	10,096	10,691
4.500%, 12/20/34	6,958	7,358
4.500%, 03/20/35	41,375	43,752
4.500%, 01/20/41	226,926	240,704
5.000%, 07/20/33	33,516	36,446
6.000%, 01/20/35	38,936	44,465
6.000%, 02/20/35	19,843	23,057
6.000%, 04/20/35	33,034	37,412
Government National Mortgage Association (CMO) 0.658%, 02/16/59 (d) (e)	2,472,630	155,420

		90,056,372

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	457,829

U.S. Treasury—14.6%
U.S. Treasury Bonds 2.500%, 02/15/45	68,000	64,826
2.875%, 05/15/43	16,663,400	17,134,011
2.875%, 11/15/46	5,439,000	5,579,437
3.500%, 02/15/39	2,972,000	3,394,465
4.500%, 02/15/36 (b)	179,000	230,441
4.500%, 08/15/39	2,514,000	3,284,011
5.000%, 05/15/37	232,000	318,103
5.250%, 02/15/29	16,000	20,376
5.375%, 02/15/31	276,000	366,724
6.250%, 08/15/23	80,000	96,900
U.S. Treasury Notes 1.000%, 06/30/19 (b)	14,095,000	13,919,363
1.375%, 09/30/19 (b)	15,677,400	15,542,060
1.375%, 02/29/20	6,798,000	6,721,257
1.750%, 11/30/21	18,242,000	17,987,610
2.000%, 11/15/26	1,875,000	1,814,575

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.500%, 08/15/23	13,502,000	13,685,015
3.125%, 05/15/21	3,504,000	3,625,545
3.500%, 05/15/20 (b)	25,140,000	26,059,181

		129,843,900

Total U.S. Treasury & Government Agencies (Cost $220,502,189)		220,358,101

Corporate Bonds & Notes—10.6%

Agriculture—0.2%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	828,000	835,993
Reynolds American, Inc. 5.850%, 08/15/45	713,000	890,373

		1,726,366

Auto Manufacturers—0.2%
General Motors Co. 5.150%, 04/01/38	235,000	250,546
6.750%, 04/01/46	374,000	470,892
General Motors Financial Co., Inc. 3.200%, 07/06/21	776,000	783,575

		1,505,013

Auto Parts & Equipment—0.0%
Lear Corp. 3.800%, 09/15/27	403,000	403,346

Banks—2.8%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A)	800,000	853,920
Banco de Credito del Peru 5.375%, 09/16/20	835,000	889,275
Bank of America Corp. 3.004%, 3M USD LIBOR + 0.790%, 12/20/23 (144A) (d) (f)	766,000	767,967
3.500%, 04/19/26 (b)	583,000	596,061
4.100%, 07/24/23	1,270,000	1,348,680
4.125%, 01/22/24	1,973,000	2,098,395
5.490%, 03/15/19	196,000	202,921
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (b)	810,000	913,275
BPCE S.A. 12.500%, 3M USD LIBOR + 12.980%, 09/30/19 (144A) (b) (d)	922,000	1,068,368
Citigroup, Inc. 2.500%, 09/26/18	580,000	581,663
Citizens Bank N.A. 2.250%, 03/02/20	292,000	290,609
Credit Suisse AG 6.500%, 08/08/23 (144A)	396,000	443,124
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27	268,000	275,144
4.017%, 10/31/38 (d)	1,050,000	1,079,811

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	$1,207,525
JPMorgan Chase & Co. 3.200%, 01/25/23	1,058,000	1,079,161
3.782%, 3M USD LIBOR + 1.337%, 02/01/28 (b) (d)	1,844,000	1,910,846
KFW 4.875%, 06/17/19	1,290,000	1,343,399
Morgan Stanley 3.625%, 01/20/27	1,695,000	1,734,755
3.875%, 04/29/24	1,081,000	1,128,646
4.000%, 07/23/25 (b)	396,000	414,632
6.625%, 04/01/18	1,343,000	1,357,713
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,128,000	1,147,111
UBS Group Funding Switzerland AG 4.125%, 04/15/26 (144A) (f)	838,000	878,684
4.253%, 03/23/28 (144A) (b)	838,000	882,991

		24,494,676

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,607,417
Constellation Brands, Inc. 3.500%, 05/09/27 (b)	729,000	743,814

		2,351,231

Biotechnology—0.1%
Celgene Corp. 2.875%, 08/15/20	504,000	508,697

Building Materials—0.1%
Martin Marietta Materials, Inc. 3.500%, 12/15/27 (b)	297,000	294,783
Masco Corp. 4.375%, 04/01/26	623,000	657,577

		952,360

Chemicals—0.0%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	439,524

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,491,033

Computers—0.2%
Apple, Inc. 2.850%, 02/23/23	1,176,000	1,191,932
3.350%, 02/09/27	745,000	763,158
3.850%, 05/04/43	370,000	384,415

		2,339,505

Diversified Financial Services—0.5%
Charles Schwab Corp. (The) 3.200%, 01/25/28	891,000	892,399
E*TRADE Financial Corp. 2.950%, 08/24/22	338,000	335,147
Intercontinental Exchange, Inc. 2.350%, 09/15/22	487,000	483,395
2.750%, 12/01/20	301,000	304,567
4.000%, 10/15/23	832,000	883,531
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	879,571
Visa, Inc. 3.150%, 12/14/25	1,192,000	1,218,579

		4,997,189

Electric—0.9%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	458,181
Duke Energy Corp. 2.650%, 09/01/26	131,000	125,520
Enel Finance International NV 4.750%, 05/25/47 (144A)	448,000	485,082
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,137,378
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	939,389
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	897,768
5.000%, 03/15/44	296,000	342,974
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,096,976
Southern Co. (The) 3.250%, 07/01/26	1,295,000	1,270,036
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (f)	778,000	780,873
2.750%, 05/04/22 (144A)	630,000	624,459

		8,158,636

Food—0.3%
Danone S.A. 2.947%, 11/02/26 (144A)	1,133,000	1,103,205
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	865,000	832,373
5.000%, 07/15/35	364,000	397,405
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	248,704

		2,581,687

Healthcare-Products—0.7%
Abbott Laboratories 4.900%, 11/30/46	749,000	858,726
Becton Dickinson & Co. 2.675%, 12/15/19	520,000	521,879
4.669%, 06/06/47	729,000	789,294
Medtronic, Inc. 4.375%, 03/15/35	946,000	1,066,439

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	851,000	$826,925
3.200%, 08/15/27	1,100,000	1,090,260
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	1,222,000	1,221,189

		6,374,712

Healthcare-Services—0.2%
Laboratory Corp. of America Holdings 3.200%, 02/01/22	213,000	217,163
3.250%, 09/01/24	558,000	558,868
4.700%, 02/01/45	267,000	288,829
Northwell Healthcare, Inc. 3.979%, 11/01/46	57,000	55,619
4.260%, 11/01/47	456,000	466,317

		1,586,796

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 3.000%, 06/26/27 (144A) (b)	583,000	569,376
3.625%, 09/21/23 (144A)	1,070,000	1,105,317

		1,674,693

Insurance—0.5%
American International Group, Inc. 4.125%, 02/15/24	750,000	792,452
4.875%, 06/01/22	1,770,000	1,924,665
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	394,412
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A)	484,000	537,910
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	983,578

		4,633,017

Internet—0.3%
Alibaba Group Holding, Ltd. 4.000%, 12/06/37	200,000	206,970
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,125,993
Priceline Group, Inc. (The) 2.750%, 03/15/23 (b)	1,315,000	1,310,247

		2,643,210

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,767,270

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	556,046
COX Communications, Inc. 3.500%, 08/15/27 (144A)	309,000	304,783

Media—(Continued)
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,706,114

		2,566,943

Mining—0.2%
Glencore Funding LLC 4.000%, 03/27/27 (144A)	200,000	200,803
4.125%, 05/30/23 (144A)	684,000	707,598
Southern Copper Corp. 5.875%, 04/23/45	718,000	867,227

		1,775,628

Oil & Gas—0.3%
BP Capital Markets plc 4.500%, 10/01/20 (b)	306,000	323,785
Marathon Petroleum Corp. 3.625%, 09/15/24	858,000	875,013
4.750%, 09/15/44	583,000	609,135
Statoil ASA 7.750%, 06/15/23	100,000	124,219
Valero Energy Corp. 4.900%, 03/15/45	896,000	1,020,506

		2,952,658

Pharmaceuticals—0.1%
Allergan Funding SCS 3.800%, 03/15/25 (b)	463,000	471,356
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	771,000	753,847

		1,225,203

Pipelines—0.6%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,275,300
4.250%, 07/15/27 (144A)	93,000	96,240
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	948,834
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	716,647
ONEOK, Inc. 4.950%, 07/13/47	869,000	904,094
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	1,100,000	1,180,384

		5,121,499

Real Estate Investment Trusts—0.2%
American Tower Corp. 3.000%, 06/15/23	415,000	413,913
3.600%, 01/15/28 (b)	415,000	412,560
Crown Castle International Corp. 3.650%, 09/01/27 (b)	665,000	663,372

		1,489,845

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.1%
Tapestry, Inc. 4.125%, 07/15/27 (b)	572,000	$576,350

Semiconductors—0.1%
Intel Corp. 4.100%, 05/11/47 (b)	591,000	651,161

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.483%, 12/01/27 (144A)	250,000	249,375

Software—0.2%
Fidelity National Information Services, Inc. 4.500%, 08/15/46 (b)	210,000	218,899
Microsoft Corp. 4.250%, 02/06/47	1,092,000	1,248,451

		1,467,350

Telecommunications—0.6%
AT&T, Inc. 3.000%, 06/30/22	838,000	839,489
3.400%, 08/14/24	1,359,000	1,365,977
3.400%, 05/15/25	838,000	823,880
5.450%, 03/01/47	896,000	957,620
Crown Castle Towers LLC 4.883%, 08/15/40 (144A)	370,000	386,972
6.113%, 01/15/40 (144A)	711,000	749,495

		5,123,433

Total Corporate Bonds & Notes (Cost $90,453,696)		93,828,406

Mortgage-Backed Securities—1.6%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (f)	5,651	361

Commercial Mortgage-Backed Securities—1.6%
CD Commercial Mortgage Trust 3.514%, 05/10/50 (d)	1,519,456	1,568,877
Citigroup Commercial Mortgage Trust 3.471%, 10/12/50	393,794	403,671
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.510%, 09/10/50	980,547	1,011,620
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,358,476
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	756,567
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (f)	12,381	12,608
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,422,437
GS Mortgage Securities Trust 3.433%, 05/10/50	687,654	705,077

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,049,589
3.494%, 01/15/48	1,590,000	1,637,983
JPMCC Commercial Mortgage Securities Trust 3.454%, 09/15/50	266,697	273,367
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	535,994
Morgan Stanley Capital I, Inc. 1.061%, 11/15/30 (144A) (d) (e)	478,872	34
3.530%, 06/15/50	470,148	485,517
UBS Commercial Mortgage Trust 3.679%, 12/15/50	1,210,000	1,256,194
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,457,299

		13,935,310

Total Mortgage-Backed Securities (Cost $11,397,739)		13,935,671

Asset-Backed Securities—1.3%

Asset-Backed - Automobile—0.2%
Chesapeake Funding II LLC 2.477%, 1M USD LIBOR + 1.000%, 06/15/28 (144A) (d) (f)	900,617	905,635
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	551,118
2.310%, 04/15/26 (144A)	425,000	425,626

		1,882,379

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 3.164%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d) (f)	592,276	517,125
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	163,644	165,913
Home Equity Loan Trust 5.320%, 12/25/35 (d)	336,279	318,003

		1,001,041

Asset-Backed - Other—1.0%
ALM V, Ltd. 2.604%, 10/18/27 (144A) (d) (f)	849,000	851,250
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	1,011,218
Cent CLO, Ltd. 2.585%, 3M USD LIBOR + 1.210%, 07/27/26 (144A) (d)	955,730	955,521
2.678%, 3M USD LIBOR + 1.300%, 01/30/25 (144A) (d)	488,878	488,978
Dryden 34 Senior Loan Fund 2.464%, 3M USD LIBOR + 1.160%, 10/15/26 (144A) (d)	1,430,000	1,437,403
Dryden XXVI Senior Loan Fund 2.459%, 3M USD LIBOR + 1.100%, 07/15/25 (144A) (d)	955,389	956,003
Mountain Hawk CLO, Ltd. 3.154%, 3M USD LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,466,004
Small Business Administration Participation Certificates 4.350%, 07/01/23	140,579	144,741
4.770%, 04/01/24	8,825	9,176

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Small Business Administration Participation Certificates
4.950%, 03/01/25	50,780	$53,133
4.990%, 09/01/24	30,639	32,065
5.110%, 08/01/25	77,770	81,606
5.180%, 05/01/24	13,216	13,841
5.520%, 06/01/24	31,510	33,166
Voya CLO, Ltd. 2.517%, 3M USD LIBOR + 1.150%, 04/25/25 (144A) (d)	872,207	874,816

		8,408,921

Total Asset-Backed Securities (Cost $11,302,645)		11,292,341

Convertible Preferred Stocks—0.4%

Electric Utilities—0.1%
NextEra Energy, Inc. 6.123%, 09/01/19	6,834	384,071
6.371%, 09/01/18	7,900	549,682

		933,753

Pharmaceuticals—0.3%
Allergan plc 5.500%, 03/01/18	4,044	2,370,795

Total Convertible Preferred Stocks (Cost $4,376,754)		3,304,548

Municipals—0.2%
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,620,696

Foreign Government—0.1%

Sovereign—0.1%
Mexico Government International Bond 4.750%, 03/08/44 (Cost $897,063)	909,000	918,999

Preferred Stock—0.1%

Automobiles—0.1%
Hyundai Motor Co. (Cost $475,026)	4,902	467,207

Short-Term Investments—1.0%

Discount Note—0.8%
Federal Home Loan Bank 0.380%, 01/02/18 (g)	7,698,000	7,697,839

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $1,724,494 on 01/02/18, collateralized by $1,800,000 U.S. Treasury Note at 1.375% due 05/31/21 with a value of $1,760,144.	1,724,418	1,724,418

Total Short-Term Investments (Cost $9,422,257)		9,422,257

Securities Lending Reinvestments (h)—8.9%

Certificates of Deposit—3.9%
ABN AMRO Bank NV Zero Coupon, 02/22/18	993,749	997,790
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	1,500,000	1,499,945
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	3,000,000	3,000,186
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	2,500,000	2,500,320
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,000
Credit Suisse AG New York 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,500,000	2,500,147
KBC Bank NV 1.550%, 01/26/18	1,000,000	1,000,030
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,500,000	1,499,959
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	2,000,000	2,000,399
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	500,000	500,013
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (d)	500,000	499,982
1.722%, 1M LIBOR + 0.170%, 02/23/18 (d)	2,000,000	2,000,042
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	1,000,000	999,966
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
1.752%, 01/23/18	1,000,050	1,000,001
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (d)	2,500,000	2,499,227
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	500,000	499,922
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	500,000	500,018
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	1,500,000	1,499,988
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	3,500,000	3,500,350
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	1,200,000	1,200,413
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,500,000	1,499,886

		34,698,539

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.1%
China Construction Bank 1.700%, 01/24/18	1,995,372	$1,997,750
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	1,250,000	1,250,093
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	1,992,951	1,995,152
Sheffield Receivables Co. 1.680%, 03/14/18	1,493,560	1,494,903
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	3,500,000	3,499,902

		10,237,800

Repurchase Agreements—2.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $433,543 on 01/02/18, collateralized by $438,047 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $442,493.	433,460	433,460
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $51,182 on 04/02/18, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $1,100,189 on 01/02/18, collateralized by $1,139,610 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $1,118,476.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $2,000,344 on 01/02/18, collateralized by $2,059,200 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $2,040,008.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,131,482 on 04/02/18, collateralized by various Common Stock with a value of $1,210,000.	1,100,000	1,100,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $3,040,057 on 04/02/18, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $8,001,360 on 01/02/18, collateralized by $12,096,851 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $8,161,389.	8,000,000	8,000,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $3,000,480 on 01/02/18, collateralized by $9,046,982 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $3,060,001.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $1,006,502 on 01/02/18, collateralized by various Common Stock with a value of $1,113,652.	1,000,000	1,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $2,516,150 on 01/02/18, collateralized by various Common Stock with a value of $2,784,131.	2,500,000	2,500,000

		22,183,460

Time Deposits—1.4%
Australia New Zealand Bank 1.330%, 01/02/18	3,000,000	3,000,000
Bank of Montreal 1.400%, 01/03/18	400,000	400,000
Nordea Bank New York 1.300%, 01/02/18	3,000,000	3,000,000
OP Corporate Bank plc 1.990%, 01/12/18	2,500,000	2,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	3,000,000	3,000,000
Standard Chartered plc 1.490%, 01/02/18	600,000	600,000

		12,500,000

Total Securities Lending Reinvestments (Cost $79,618,730)		79,619,799

Total Investments—108.8% (Cost $817,111,722)		963,574,837
Other assets and liabilities (net)—(8.8)%		(78,208,308)

Net Assets— 100.0%		$885,366,529

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $77,445,425 and the collateral received consisted of cash in the amount of $79,610,171. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Interest only security.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $4,714,503, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $30,989,342, which is 3.5% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(LIBOR)—	London Interbank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
ALM V, Ltd., 2.604%, 10/18/27	10/04/17	$849,000	$849,000	$851,250
Bank of America Corp., 3.004%, 12/20/23	05/28/09 -12/15/17	766,000	764,985	767,967
Bayview Financial Revolving Asset Trust, 3.164%, 12/28/40	03/01/06	592,276	592,276	517,125
BlackRock Capital Finance L.P., 7.750%, 09/25/26	10/10/96	5,651	5,446	361
Chesapeake Funding II LLC, 2.477%, 06/15/28	06/14/16	900,617	900,617	905,635
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	12,381	12,443	12,608
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	04/28/14	778,000	775,961	780,873
UBS Group Funding Switzerland AG, 4.125%, 04/15/26	03/29/16	838,000	836,418	878,684

				$4,714,503

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$15,846,603	$—	$—	$15,846,603
Air Freight & Logistics	2,487,256	—	—	2,487,256
Airlines	2,134,253	—	—	2,134,253
Auto Components	2,958,343	—	—	2,958,343
Automobiles	1,338,233	2,550,346	—	3,888,579
Banks	56,496,707	1,297,160	—	57,793,867
Beverages	2,048,878	3,461,544	—	5,510,422
Biotechnology	860,458	—	—	860,458
Building Products	9,589,030	—	—	9,589,030
Capital Markets	34,154,685	1,484,195	—	35,638,880
Chemicals	15,246,208	—	—	15,246,208
Commercial Services & Supplies	892,679	—	—	892,679
Communications Equipment	5,410,832	—	—	5,410,832
Consumer Finance	4,177,240	—	—	4,177,240
Containers & Packaging	771,244	—	—	771,244
Distributors	1,420,359	—	—	1,420,359
Diversified Telecommunication Services	3,754,907	509,191	—	4,264,098
Electric Utilities	12,692,614	1,152,522	—	13,845,136
Electrical Equipment	7,306,518	—	—	7,306,518
Energy Equipment & Services	3,989,758	—	—	3,989,758
Equity Real Estate Investment Trusts	7,010,026	—	—	7,010,026
Food & Staples Retailing	5,009,126	602,252	—	5,611,378
Food Products	14,022,810	7,818,111	—	21,840,921
Health Care Equipment & Supplies	18,339,458	—	—	18,339,458
Health Care Providers & Services	11,596,948	—	—	11,596,948
Hotels, Restaurants & Leisure	5,181,107	—	—	5,181,107
Household Durables	3,430,986	—	—	3,430,986
Household Products	2,941,834	1,856,786	—	4,798,620
Industrial Conglomerates	13,115,769	—	—	13,115,769
Insurance	29,520,845	2,230,780	—	31,751,625
Internet & Direct Marketing Retail	1,138,220	—	—	1,138,220
Internet Software & Services	9,012,970	—	—	9,012,970
IT Services	23,144,283	—	—	23,144,283
Leisure Products	340,292	—	—	340,292
Life Sciences Tools & Services	6,026,221	—	—	6,026,221
Machinery	9,854,722	—	—	9,854,722
Media	17,059,475	—	—	17,059,475
Metals & Mining	—	2,688,837	—	2,688,837
Mortgage Real Estate Investment Trusts	2,611,910	—	—	2,611,910
Multi-Utilities	3,221,341	1,036,312	—	4,257,653
Oil, Gas & Consumable Fuels	26,483,659	4,183,981	—	30,667,640
Personal Products	1,734,289	—	—	1,734,289
Pharmaceuticals	30,602,424	4,371,200	—	34,973,624
Professional Services	1,755,239	—	—	1,755,239
Real Estate Management & Development	250,690	—	—	250,690
Road & Rail	8,993,866	—	—	8,993,866
Semiconductors & Semiconductor Equipment	12,297,506	—	—	12,297,506
Software	10,925,484	—	—	10,925,484
Specialty Retail	6,190,668	—	—	6,190,668
Technology Hardware, Storage & Peripherals	4,657,026	—	—	4,657,026
Textiles, Apparel & Luxury Goods	2,362,567	1,125,356	—	3,487,923
Tobacco	19,219,404	438,030	—	19,657,434
Trading Companies & Distributors	372,239	—	—	372,239
Total Common Stocks	492,000,209	36,806,603	—	528,806,812

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$220,358,101	$—	$220,358,101
Total Corporate Bonds & Notes*	—	93,828,406	—	93,828,406
Total Mortgage-Backed Securities*	—	13,935,671	—	13,935,671
Total Asset-Backed Securities*	—	11,292,341	—	11,292,341
Total Convertible Preferred Stocks*	3,304,548	—	—	3,304,548
Total Municipals	—	1,620,696	—	1,620,696
Total Foreign Government*	—	918,999	—	918,999
Total Preferred Stock*	—	467,207	—	467,207
Total Short-Term Investments*	—	9,422,257	—	9,422,257
Total Securities Lending Reinvestments*	—	79,619,799	—	79,619,799
Total Investments	$495,304,757	$468,270,080	$—	$963,574,837

Collateral for Securities Loaned (Liability)	$—	$(79,610,171)	$—	$(79,610,171)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$963,574,837
Cash	3,427
Receivable for:
Investments sold	298,994
Fund shares sold	223,887
Dividends and interest	3,028,884
Prepaid expenses	2,300

Total Assets	967,132,329
Liabilities
Collateral for securities loaned	79,610,171
Payables for:
Investments purchased	86,485
TBA securities purchased	744,969
Fund shares redeemed	469,224
Accrued Expenses:
Management fees	418,948
Distribution and service fees	128,723
Deferred trustees’ fees	116,391
Other expenses	190,889

Total Liabilities	81,765,800

Net Assets	$885,366,529

Net Assets Consist of:
Paid in surplus	$675,709,241
Undistributed net investment income	17,814,529
Accumulated net realized gain	45,377,867
Unrealized appreciation on investments and foreign currency transactions	146,464,892

Net Assets	$885,366,529

Net Assets
Class A	$184,763,474
Class B	250,926,528
Class E	27,066,426
Class F	422,610,101
Capital Shares Outstanding*
Class A	1,043,656
Class B	1,438,126
Class E	153,806
Class F	2,409,900
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$177.03
Class B	174.48
Class E	175.98
Class F	175.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $817,111,722.
(b)	Includes securities loaned at value of $77,445,425.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$13,016,185
Interest (b)	9,969,201
Securities lending income	237,499

Total investment income	23,222,885
Expenses
Management fees	4,865,140
Administration fees	27,668
Custodian and accounting fees	191,439
Distribution and service fees—Class B	588,290
Distribution and service fees—Class E	40,124
Distribution and service fees—Class F	857,504
Audit and tax services	63,675
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	101,287
Insurance	5,780
Miscellaneous	19,173

Total expenses	6,852,453
Less broker commission recapture	(7,523)

Net expenses	6,844,930

Net Investment Income	16,377,955

Net Realized and Unrealized Gain
Net realized gain on:
Investments	53,357,856
Foreign currency transactions	841

Net realized gain	53,358,697

Net change in unrealized appreciation on:
Investments	31,352,369
Foreign currency transactions	13,060

Net change in unrealized appreciation	31,365,429

Net realized and unrealized gain	84,724,126

Net Increase in Net Assets From Operations	$101,102,081

(a)	Net of foreign withholding taxes of $148,386.
(b)	Net of foreign withholding taxes of $1,684.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,377,955	$18,695,293
Net realized gain	53,358,697	48,280,496
Net change in unrealized appreciation	31,365,429	7,346,053

Increase in net assets from operations	101,102,081	74,321,842

From Distributions to Shareholders
Net investment income
Class A	(4,594,873)	(4,805,228)
Class B	(5,313,686)	(6,072,122)
Class E	(640,383)	(733,783)
Class F	(10,139,950)	(12,040,322)
Net realized capital gains
Class A	(9,429,936)	(6,863,400)
Class B	(12,060,016)	(9,524,717)
Class E	(1,395,787)	(1,110,818)
Class F	(22,618,213)	(18,598,020)

Total distributions	(66,192,844)	(59,748,410)

Decrease in net assets from capital share transactions	(10,282,117)	(20,253,047)

Total increase (decrease) in net assets	24,627,120	(5,679,615)

Net Assets
Beginning of period	860,739,409	866,419,024

End of period	$885,366,529	$860,739,409

Undistributed net investment income
End of period	$17,814,529	$20,241,291

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	153,443	$26,118,792	129,730	$21,615,075
Reinvestments	83,730	14,024,809	71,666	11,668,628
Redemptions	(237,699)	(40,759,034)	(144,671)	(24,428,265)

Net increase (decrease)	(526)	$(615,433)	56,725	$8,855,438

Class B
Sales	184,798	$31,144,654	100,356	$16,734,253
Reinvestments	105,097	17,373,702	96,959	15,596,839
Redemptions	(203,455)	(34,773,301)	(190,185)	(31,631,267)

Net increase	86,440	$13,745,055	7,130	$699,825

Class E
Sales	5,803	$1,001,333	6,091	$1,025,578
Reinvestments	12,219	2,036,170	11,383	1,844,601
Redemptions	(19,286)	(3,325,803)	(24,686)	(4,135,523)

Net decrease	(1,264)	$(288,300)	(7,212)	$(1,265,344)

Class F
Sales	131,860	$22,684,980	132,303	$22,113,886
Reinvestments	197,219	32,758,163	189,641	30,638,342
Redemptions	(457,959)	(78,566,582)	(486,568)	(81,295,194)

Net decrease	(128,880)	$(23,123,439)	(164,624)	$(28,542,966)

Decrease derived from capital shares transactions		$(10,282,117)		$(20,253,047)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$170.50	$168.01		$172.72	$162.91	$140.60

Income (Loss) from Investment Operations
Net investment income (a)	3.55	3.94	(b)	3.66	3.85	3.33
Net realized and unrealized gain (loss) on investments	16.87	10.93		(3.83)	9.94	22.92

Total from investment operations	20.42	14.87		(0.17)	13.79	26.25

Less Distributions
Distributions from net investment income	(4.55)	(5.10)		(4.54)	(3.98)	(3.94)
Distributions from net realized capital gains	(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(13.89)	(12.38)		(4.54)	(3.98)	(3.94)

Net Asset Value, End of Period	$177.03	$170.50		$168.01	$172.72	$162.91

Total Return (%) (c)	12.44	9.20		(0.16)	8.64	18.99

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.61		0.60	0.60	0.59
Ratio of net investment income to average net assets (%)	2.05	2.34	(b)	2.13	2.32	2.19
Portfolio turnover rate (%)	35 (d)	35	(d)	41 (d)	34 (d)	53 (d)
Net assets, end of period (in millions)	$184.8	$178.0		$165.9	$186.7	$185.5

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$168.22	$165.89		$170.57	$160.94	$138.95

Income (Loss) from Investment Operations
Net investment income (a)	3.06	3.48	(b)	3.20	3.40	2.92
Net realized and unrealized gain (loss) on investments	16.66	10.77		(3.79)	9.81	22.66

Total from investment operations	19.72	14.25		(0.59)	13.21	25.58

Less Distributions
Distributions from net investment income	(4.12)	(4.64)		(4.09)	(3.58)	(3.59)
Distributions from net realized capital gains	(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(13.46)	(11.92)		(4.09)	(3.58)	(3.59)

Net Asset Value, End of Period	$174.48	$168.22		$165.89	$170.57	$160.94

Total Return (%) (c)	12.17	8.92		(0.40)	8.36	18.70

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.86		0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	1.79	2.09	(b)	1.88	2.07	1.94
Portfolio turnover rate (%)	35 (d)	35	(d)	41 (d)	34 (d)	53 (d)
Net assets, end of period (in millions)	$250.9	$227.4		$223.0	$247.5	$252.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$169.55	$167.11		$171.80	$162.06	$139.88

Income (Loss) from Investment Operations
Net investment income (a)	3.27	3.67	(b)	3.39	3.59	3.09
Net realized and unrealized gain (loss) on investments	16.79	10.86		(3.82)	9.88	22.81

Total from investment operations	20.06	14.53		(0.43)	13.47	25.90

Less Distributions
Distributions from net investment income	(4.29)	(4.81)		(4.26)	(3.73)	(3.72)
Distributions from net realized capital gains	(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(13.63)	(12.09)		(4.26)	(3.73)	(3.72)

Net Asset Value, End of Period	$175.98	$169.55		$167.11	$171.80	$162.06

Total Return (%) (c)	12.28	9.03		(0.31)	8.48	18.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76		0.75	0.75	0.74
Ratio of net investment income to average net assets (%)	1.90	2.19	(b)	1.98	2.17	2.04
Portfolio turnover rate (%)	35 (d)	35	(d)	41 (d)	34 (d)	53 (d)
Net assets, end of period (in millions)	$27.1	$26.3		$27.1	$30.9	$32.5

	Class F
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$168.99	$166.59		$171.25	$161.54	$139.43

Income (Loss) from Investment Operations
Net investment income (a)	3.17	3.57	(b)	3.29	3.50	3.00
Net realized and unrealized gain (loss) on investments	16.73	10.83		(3.79)	9.84	22.74

Total from investment operations	19.90	14.40		(0.50)	13.34	25.74

Less Distributions
Distributions from net investment income	(4.19)	(4.72)		(4.16)	(3.63)	(3.63)
Distributions from net realized capital gains	(9.34)	(7.28)		0.00	0.00	0.00

Total distributions	(13.53)	(12.00)		(4.16)	(3.63)	(3.63)

Net Asset Value, End of Period	$175.36	$168.99		$166.59	$171.25	$161.54

Total Return (%) (c)	12.22	8.97		(0.35)	8.42	18.75

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.81		0.80	0.80	0.79
Ratio of net investment income to average net assets (%)	1.85	2.14	(b)	1.93	2.12	1.99
Portfolio turnover rate (%)	35 (d)	35	(d)	41 (d)	34 (d)	53 (d)
Net assets, end of period (in millions)	$422.6	$429.0		$450.4	$524.7	$584.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 35%, 34%, 37%, 25% and 45% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (“REIT”) adjustments, convertible preferred stock, partnership transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $1,724,418. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,183,460. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(43,641,049)	$—	$—	$—	$(43,641,049)
Corporate Bonds & Notes	(9,583,056)	—	—	—	(9,583,056)
U.S. Treasury & Government Agencies	(26,386,066)	—	—	—	(26,386,066)
Total	$(79,610,171)	$—	$—	$—	$(79,610,171)
Total Borrowings	$(79,610,171)	$—	$—	$—	$(79,610,171)
Gross amount of recognized liabilities for securities lending transactions					$(79,610,171)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$97,838,140	$207,412,774	$91,955,282	$268,647,096

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $932,193 in purchases and $855,797 in sales of investments, which are included above, and resulted in realized gains of $108,286.

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$6,131,743	$6,823,445

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$4,865,140	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$822,270,389
Gross unrealized appreciation	151,692,871
Gross unrealized depreciation	(10,388,423)

Net unrealized appreciation (depreciation)	$141,304,448

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$22,797,540	$23,651,455	$43,395,304	$36,096,955	$66,192,844	$59,748,410

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$20,434,118	$48,033,338	$141,306,225	$—	$209,773,681

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-31

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-33

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.
The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods ended June 30, 2017, but underperformed its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-36

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, D, and E shares of the MFS Value Portfolio returned 18.00%, 17.58%, 17.81%, and 17.80%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.66%.

MARKET ENVIRONMENT / CONDITIONS

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

The U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Industrials sector bolstered performance relative to the Russell 1000 Value Index. Within this sector, not owning diversified industrial conglomerate General Electric helped relative returns. Additionally, the Portfolio’s holdings of diversified technology company 3M and diversified technology and manufacturing company Honeywell also aided relative results.

An underweight position in the Energy sector also boosted relative returns led by an underweight position in integrated oil and gas company Exxon Mobil.

A combination of strong stock selection and an overweight position in the Health Care sector also bolstered relative returns. Within this sector, an overweight position in the pharmaceutical and medical products maker Abbott Laboratories contributed to relative results.

Stocks in other sectors that benefited relative performance included the Portfolio’s holdings of management consulting firm Accenture, semiconductor company Texas Instruments, automotive components manufacturer Aptiv, and premium drinks distributer Diageo. Additionally, not owning shares of telecommunication services provider AT&T further boosted relative returns.

Weak stock selection in the Consumer Discretionary sector detracted from relative results. Within this sector, holdings of global marketing and communications company Omnicom Group and auto parts retailer Advance Auto Parts weighed on relative performance.

Elsewhere, not owning shares of financial services firm Bank of America, retail giant Wal-Mart, semiconductor company Intel, network equipment company Cisco Systems, and insurance and investment firm Berkshire Hathaway hampered relative results. Additionally, overweight positions in automotive components supplier Johnson Controls, drugstore retailer CVS, and oil field services company Schlumberger further hurt relative performance.

For the 12-month period ending, December 31, 2017, the Portfolio’s top overweights were to Industrials, Financials, and Consumer Staples, while being most underweight Energy, Real Estate, and

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Utilities. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	18.00	15.18	8.04	—
Class B	17.58	14.88	—	8.53
Class D	17.81	—	—	12.95
Class E	17.80	15.02	—	8.65
Russell 1000 Value Index	13.66	14.04	7.10	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.9
Johnson & Johnson	3.6
Wells Fargo & Co.	3.5
Philip Morris International, Inc.	3.1
Accenture plc - Class A	3.1
Goldman Sachs Group, Inc. (The)	2.5
Travelers Cos., Inc. (The)	2.4
Citigroup, Inc.	2.4
Medtronic plc	2.2
U.S. Bancorp	2.2

Top Sectors

% of Net Assets
Financials	31.3
Health Care	15.1
Industrials	14.4
Consumer Staples	11.7
Information Technology	7.7
Consumer Discretionary	6.3
Energy	5.4
Materials	4.0
Utilities	2.1
Telecommunication Services	0.8

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.57%	$1,000.00	$1,079.90	$2.99
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,078.20	$4.30
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class D (a)	Actual	0.67%	$1,000.00	$1,078.80	$3.51
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class E (a)	Actual	0.72%	$1,000.00	$1,079.00	$3.77
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Lockheed Martin Corp.	68,488	$21,988,072
Northrop Grumman Corp.	159,305	48,892,298
United Technologies Corp.	312,413	39,854,526

		110,734,896

Air Freight & Logistics—0.7%
United Parcel Service, Inc. - Class B	200,365	23,873,490

Auto Components—1.0%
Aptiv plc	342,025	29,013,981
Delphi Technologies plc (a)	114,008	5,982,000

		34,995,981

Automobiles—0.2%
Harley-Davidson, Inc. (b)	107,158	5,452,199

Banks—14.7%
Citigroup, Inc.	1,078,774	80,271,573
JPMorgan Chase & Co.	1,555,117	166,304,212
PNC Financial Services Group, Inc. (The)	386,064	55,705,175
U.S. Bancorp	1,406,833	75,378,112
Wells Fargo & Co.	1,953,418	118,513,870

		496,172,942

Beverages—1.9%
Diageo plc	1,115,019	40,807,847
PepsiCo, Inc.	192,971	23,141,082

		63,948,929

Building Products—1.8%
Johnson Controls International plc (b)	1,612,788	61,463,351

Capital Markets—8.2%
Bank of New York Mellon Corp. (The)	733,141	39,486,974
BlackRock, Inc.	73,590	37,803,919
Franklin Resources, Inc.	295,217	12,791,753
Goldman Sachs Group, Inc. (The)	338,388	86,207,727
Moody’s Corp.	147,669	21,797,421
Nasdaq, Inc. (b)	418,298	32,137,835
State Street Corp. (b)	327,975	32,013,640
T. Rowe Price Group, Inc. (b)	154,439	16,205,284

		278,444,553

Chemicals—3.6%
DowDuPont, Inc.	197,987	14,100,634
Monsanto Co.	105,917	12,368,987
PPG Industries, Inc.	558,241	65,213,714
Sherwin-Williams Co. (The)	72,259	29,629,080

		121,312,415

Consumer Finance—1.1%
American Express Co.	368,252	36,571,106

Containers & Packaging—0.4%
Crown Holdings, Inc. (a)	261,267	$14,696,269

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	526,079	27,845,361

Electric Utilities—2.1%
Duke Energy Corp.	528,337	44,438,425
Southern Co. (The)	289,283	13,911,619
Xcel Energy, Inc.	289,063	13,906,821

		72,256,865

Electrical Equipment—1.0%
Eaton Corp. plc	417,517	32,988,018

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	848,902	57,207,506

Equity Real Estate Investment Trusts—0.4%
Public Storage	59,612	12,458,908

Food & Staples Retailing—0.4%
CVS Health Corp.	201,130	14,581,925

Food Products—4.3%
Archer-Daniels-Midland Co. (b)	346,280	13,878,902
Danone S.A.	196,446	16,469,552
General Mills, Inc. (b)	800,289	47,449,135
J.M. Smucker Co. (The) (b)	109,095	13,553,963
Nestle S.A.	644,456	55,379,476

		146,731,028

Health Care Equipment & Supplies—4.9%
Abbott Laboratories	834,430	47,620,920
Danaher Corp.	451,384	41,897,463
Medtronic plc	942,698	76,122,864

		165,641,247

Health Care Providers & Services—1.9%
Cigna Corp.	110,621	22,466,019
Express Scripts Holding Co. (a)	248,243	18,528,857
McKesson Corp.	160,102	24,967,907

		65,962,783

Household Durables—0.3%
Newell Brands, Inc.	328,433	10,148,580

Household Products—1.0%
Procter & Gamble Co. (The)	179,817	16,521,586
Reckitt Benckiser Group plc	198,961	18,584,765

		35,106,351

Industrial Conglomerates—3.3%
3M Co.	193,746	45,601,996
Honeywell International, Inc.	430,154	65,968,417

		111,570,413

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—7.3%
Aon plc (b)	431,159	$57,775,306
Chubb, Ltd.	505,742	73,904,079
Prudential Financial, Inc.	285,114	32,782,408
Travelers Cos., Inc. (The) (b)	609,110	82,619,680

		247,081,473

IT Services—6.0%
Accenture plc - Class A (b)	675,036	103,341,261
Amdocs, Ltd.	123,759	8,103,739
Cognizant Technology Solutions Corp. - Class A	135,629	9,632,372
DXC Technology Co.	116,990	11,102,351
Fidelity National Information Services, Inc.	365,841	34,421,980
Fiserv, Inc. (a)	181,563	23,808,356
International Business Machines Corp.	89,960	13,801,663

		204,211,722

Leisure Products—0.2%
Hasbro, Inc.	71,333	6,483,456

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.	228,102	43,312,008

Machinery—2.2%
Illinois Tool Works, Inc.	193,557	32,294,985
Ingersoll-Rand plc	212,104	18,917,556
Stanley Black & Decker, Inc.	128,756	21,848,606

		73,061,147

Media—3.8%
Comcast Corp. - Class A	1,525,644	61,102,042
Interpublic Group of Cos., Inc. (The) (b)	1,109,576	22,369,052
Omnicom Group, Inc. (b)	544,017	39,620,758
Time Warner, Inc.	63,608	5,818,224

		128,910,076

Oil, Gas & Consumable Fuels—3.7%
Chevron Corp.	247,335	30,963,869
EOG Resources, Inc.	338,682	36,547,175
Exxon Mobil Corp.	358,695	30,001,250
Occidental Petroleum Corp.	359,731	26,497,785

		124,010,079

Personal Products—0.4%
Coty, Inc. - Class A (b)	680,127	13,527,726

Pharmaceuticals—7.0%
Johnson & Johnson	872,737	121,938,814
Merck & Co., Inc.	472,463	26,585,493
Novartis AG	91,204	7,710,546
Pfizer, Inc.	2,015,273	72,993,188
Roche Holding AG	26,169	6,619,271

		235,847,312

Professional Services—0.5%
Equifax, Inc.	150,913	17,795,661

Road & Rail—1.4%
Canadian National Railway Co.	234,760	19,367,700
Union Pacific Corp.	213,297	28,603,128

		47,970,828

Semiconductors & Semiconductor Equipment—1.7%
Analog Devices, Inc. (b)	96,514	8,592,642
Texas Instruments, Inc. (b)	467,669	48,843,350

		57,435,992

Specialty Retail—0.1%
Advance Auto Parts, Inc.	39,733	3,960,983

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (b)	725,927	15,179,134
NIKE, Inc. - Class B	118,053	7,384,215

		22,563,349

Tobacco—3.6%
Altria Group, Inc.	213,853	15,271,243
Philip Morris International, Inc.	997,807	105,418,309

		120,689,552

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (a)	167,095	6,688,813

Total Common Stocks (Cost $2,311,612,335)		3,353,715,293

Short-Term Investment—0.7%

Discount Note—0.7%
Federal Home Loan Bank 0.380%, 01/02/18 (c)	24,010,000	24,009,500

Total Short-Term Investments (Cost $24,009,500)		24,009,500

Securities Lending Reinvestments (d)—6.9%

Certificates of Deposit—2.5%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,490,624	1,496,685
Agricultural Bank of China 1.870%, 02/15/18	2,500,000	2,500,072
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (e)	2,500,000	2,499,908
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (e)	3,000,000	3,000,384

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
China Construction Bank 1.950%, 02/20/18	1,500,000	$1,500,048
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (e)	3,500,000	3,500,000
Credit Industriel et Commercial 1.641%, 1M LIBOR + 0.150%, 02/16/18 (e)	2,999,951	3,000,030
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (e)	2,000,000	2,000,012
1.681%, 1M LIBOR + 0.190%, 04/16/18 (e)	3,250,000	3,250,192
KBC Bank NV Zero Coupon, 02/26/18	3,485,167	3,491,075
1.570%, 02/12/18	4,000,000	3,999,440
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (e)	5,000,000	4,999,520
1.769%, 1M LIBOR + 0.200%, 05/30/18 (e)	3,500,000	3,499,727
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (e)	4,000,000	3,999,688
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (e)	2,000,000	2,000,052
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (e)	500,000	499,982
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (e)	2,000,000	1,999,932
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (e)	10,900,000	10,904,458
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (e)	1,000,000	998,940
Sumitomo Mitsui Banking Corp., New York 1.612%, 1M LIBOR + 0.180%, 04/11/18 (e)	2,000,000	1,999,940
1.754%, 1M LIBOR + 0.190%, 04/26/18 (e)	4,000,000	3,999,968
1.844%, 1M LIBOR + 0.280%, 07/30/18 (e)	2,500,000	2,500,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (e)	2,000,000	2,000,200
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (e)	8,500,000	8,502,924

		84,643,718

Commercial Paper—1.6%
Bank of China, Ltd. 1.900%, 02/12/18	7,973,822	7,984,376
Canadian Imperial Bank 1.700%, 03/19/18	2,986,683	2,989,329
China Construction Bank 1.700%, 01/24/18	6,983,803	6,992,125
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (e)	7,000,000	7,000,518
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	6,975,329	6,983,032
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,489,875	2,492,952
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (e)	2,250,000	2,249,852

Commercial Paper—(Continued)
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (e)	5,000,000	5,001,080
1.750%, 03/08/18	2,489,913	2,493,040
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	4,000,000	3,999,888

		53,169,202

Repurchase Agreements—2.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $9,170,700 on 01/02/18, collateralized by $9,265,960 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $9,360,000.	9,168,930	9,168,930
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $3,275,648 on 04/02/18, collateralized by various Common Stock with a value of $3,520,001.	3,200,000	3,200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $4,500,775 on 01/02/18, collateralized by $4,662,039 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $4,575,582.	4,500,000	4,500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $7,501,292 on 01/02/18, collateralized by $7,722,000 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $7,650,029.	7,500,000	7,500,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $3,000,633 on 01/02/18, collateralized by $3,090,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $3,060,016.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $4,400,929 on 01/02/18, collateralized by $4,514,444 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $4,488,018.	4,400,000	4,400,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $2,831,104 on 04/03/18, collateralized by $17,786 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $3,114,220.	2,800,000	2,800,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $2,057,239 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $5,066,761 on 04/02/18, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $19,003,230 on 01/02/18, collateralized by $28,730,022 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $19,383,300.	19,000,000	$19,000,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $6,039,013 on 01/02/18, collateralized by various Common Stock with a value of $6,681,915.	6,000,000	6,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $4,227,132 on 01/02/18, collateralized by various Common Stock with a value of $4,677,340.	4,200,000	4,200,000

		70,768,930

Time Deposits—0.7%
Australia New Zealand Bank 1.330%, 01/02/18	10,000,000	10,000,000
Bank of Montreal 1.400%, 01/03/18	1,000,000	1,000,000
Nordea Bank New York 1.300%, 01/02/18	5,000,000	5,000,000
OP Corporate Bank plc 1.990%, 01/12/18	7,000,000	7,000,000
Standard Chartered plc 1.490%, 01/02/18	1,600,000	1,600,000

		24,600,000

Total Securities Lending Reinvestments (Cost $233,170,680)		233,181,850

Total Investments—106.7% (Cost $2,568,792,515)		3,610,906,643
Other assets and liabilities (net)—(6.7)%		(227,582,537)

Net Assets—100.0%		$3,383,324,106

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $227,104,372 and the collateral received consisted of cash in the amount of $233,127,772. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$110,734,896	$—	$—	$110,734,896
Air Freight & Logistics	23,873,490	—	—	23,873,490
Auto Components	34,995,981	—	—	34,995,981
Automobiles	5,452,199	—	—	5,452,199
Banks	496,172,942	—	—	496,172,942
Beverages	23,141,082	40,807,847	—	63,948,929
Building Products	61,463,351	—	—	61,463,351
Capital Markets	278,444,553	—	—	278,444,553
Chemicals	121,312,415	—	—	121,312,415
Consumer Finance	36,571,106	—	—	36,571,106
Containers & Packaging	14,696,269	—	—	14,696,269
Diversified Telecommunication Services	27,845,361	—	—	27,845,361
Electric Utilities	72,256,865	—	—	72,256,865
Electrical Equipment	32,988,018	—	—	32,988,018
Energy Equipment & Services	57,207,506	—	—	57,207,506
Equity Real Estate Investment Trusts	12,458,908	—	—	12,458,908
Food & Staples Retailing	14,581,925	—	—	14,581,925
Food Products	74,882,000	71,849,028	—	146,731,028
Health Care Equipment & Supplies	165,641,247	—	—	165,641,247
Health Care Providers & Services	65,962,783	—	—	65,962,783
Household Durables	10,148,580	—	—	10,148,580
Household Products	16,521,586	18,584,765	—	35,106,351
Industrial Conglomerates	111,570,413	—	—	111,570,413
Insurance	247,081,473	—	—	247,081,473
IT Services	204,211,722	—	—	204,211,722
Leisure Products	6,483,456	—	—	6,483,456
Life Sciences Tools & Services	43,312,008	—	—	43,312,008
Machinery	73,061,147	—	—	73,061,147
Media	128,910,076	—	—	128,910,076
Oil, Gas & Consumable Fuels	124,010,079	—	—	124,010,079
Personal Products	13,527,726	—	—	13,527,726
Pharmaceuticals	221,517,495	14,329,817	—	235,847,312
Professional Services	17,795,661	—	—	17,795,661
Road & Rail	47,970,828	—	—	47,970,828
Semiconductors & Semiconductor Equipment	57,435,992	—	—	57,435,992
Specialty Retail	3,960,983	—	—	3,960,983
Textiles, Apparel & Luxury Goods	22,563,349	—	—	22,563,349
Tobacco	120,689,552	—	—	120,689,552
Trading Companies & Distributors	6,688,813	—	—	6,688,813
Total Common Stocks	3,208,143,836	145,571,457	—	3,353,715,293
Total Short-Term Investment*	—	24,009,500	—	24,009,500

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$84,643,718	$—	$84,643,718
Commercial Paper	—	53,169,202	—	53,169,202
Repurchase Agreements	—	70,768,930	—	70,768,930
Time Deposits	—	24,600,000	—	24,600,000
Total Securities Lending Reinvestments	—	233,181,850	—	233,181,850
Total Investments	$3,208,143,836	$402,762,807	$—	$3,610,906,643

Collateral for Securities Loaned (Liability)	$—	$(233,127,772)	$—	$(233,127,772)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$3,610,906,643
Receivable for:
Investments sold	3,813,399
Fund shares sold	446,587
Dividends	6,152,960
Prepaid expenses	8,634

Total Assets	3,621,328,223
Liabilities
Due to custodian	183,968
Collateral for securities loaned	233,127,772
Payables for:
Investments purchased	1,640,882
Fund shares redeemed	876,409
Accrued Expenses:
Management fees	1,558,842
Distribution and service fees	188,229
Deferred trustees’ fees	173,713
Other expenses	254,302

Total Liabilities	238,004,117

Net Assets	$3,383,324,106

Net Assets Consist of:
Paid in surplus	$2,057,437,215
Undistributed net investment income	52,698,926
Accumulated net realized gain	231,073,163
Unrealized appreciation on investments and foreign currency transactions	1,042,114,802

Net Assets	$3,383,324,106

Net Assets
Class A	$2,462,185,468
Class B	837,610,010
Class D	14,950,837
Class E	68,577,791
Capital Shares Outstanding*
Class A	148,096,270
Class B	51,029,520
Class D	902,556
Class E	4,152,329
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.63
Class B	16.41
Class D	16.56
Class E	16.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,568,792,515.
(b)	Includes securities loaned at value of $227,104,372.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$73,007,386
Interest	239,459
Securities lending income	793,534

Total investment income	74,040,379
Expenses
Management fees	22,731,024
Administration fees	102,699
Custodian and accounting fees	203,864
Distribution and service fees—Class B	2,058,156
Distribution and service fees—Class D	14,679
Distribution and service fees—Class E	101,767
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	182,529
Insurance	21,001
Miscellaneous	51,874

Total expenses	25,603,508
Less management fee waiver	(4,693,007)
Less broker commission recapture	(73,099)

Net expenses	20,837,402

Net Investment Income	53,202,977

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	231,137,923
Foreign currency transactions	(44,820)

Net realized gain	231,093,103

Net change in unrealized appreciation on:
Investments	252,228,108
Foreign currency transactions	131,092

Net change in unrealized appreciation	252,359,200

Net realized and unrealized gain	483,452,303

Net Increase in Net Assets From Operations	$536,655,280

(a)	Net of foreign withholding taxes of $396,802.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,202,977	$66,342,223
Net realized gain	231,093,103	198,352,863
Net change in unrealized appreciation	252,359,200	141,293,905

Increase in net assets from operations	536,655,280	405,988,991

From Distributions to Shareholders
Net investment income
Class A	(48,171,616)	(49,437,763)
Class B	(15,050,267)	(15,441,649)
Class D	(284,067)	(312,156)
Class E	(1,292,093)	(1,387,482)
Net realized capital gains
Class A	(142,220,961)	(197,201,744)
Class B	(50,100,219)	(69,294,401)
Class D	(880,607)	(1,306,868)
Class E	(4,108,194)	(5,965,342)

Total distributions	(262,108,024)	(340,347,405)

Increase in net assets from capital share transactions	1,106,971	3,928,365

Total increase in net assets	275,654,227	69,569,951

Net Assets
Beginning of period	3,107,669,879	3,038,099,928

End of period	$3,383,324,106	$3,107,669,879

Undistributed net investment income
End of period	$52,698,926	$65,654,481

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	8,120,112	$130,514,081	2,740,550	$40,952,732
Reinvestments	12,379,231	190,392,577	17,504,578	246,639,507
Redemptions	(17,518,898)	(279,874,097)	(22,073,025)	(331,716,371)

Net increase (decrease)	2,980,445	$41,032,561	(1,827,897)	$(44,124,132)

Class B
Sales	2,012,951	$31,592,582	5,538,629	$82,344,094
Reinvestments	4,283,398	65,150,486	6,074,268	84,736,050
Redemptions	(8,399,209)	(132,006,373)	(7,981,193)	(117,959,367)

Net increase (decrease)	(2,102,860)	$(35,263,305)	3,631,704	$49,120,777

Class D
Sales	42,587	$664,439	45,140	$685,564
Reinvestments	75,974	1,164,674	115,233	1,619,024
Redemptions	(158,528)	(2,509,083)	(192,125)	(2,857,392)

Net decrease	(39,967)	$(679,970)	(31,752)	$(552,804)

Class E
Sales	148,686	$2,364,771	200,827	$2,991,361
Reinvestments	353,191	5,400,287	524,452	7,352,824
Redemptions	(743,453)	(11,747,373)	(731,067)	(10,859,661)

Net decrease	(241,576)	$(3,982,315)	(5,788)	$(515,476)

Increase derived from capital shares transactions		$1,106,971		$3,928,365

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.31	$15.09	$18.38	$17.75	$13.80

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.34 (b)	0.31	0.43	0.30
Net realized and unrealized gain (loss) on investments	2.38	1.68	(0.23)	1.36	4.46

Total from investment operations	2.65	2.02	0.08	1.79	4.76

Less Distributions
Distributions from net investment income	(0.34)	(0.36)	(0.50)	(0.31)	(0.30)
Distributions from net realized capital gains	(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.33)	(1.80)	(3.37)	(1.16)	(0.81)

Net Asset Value, End of Period	$16.63	$15.31	$15.09	$18.38	$17.75

Total Return (%) (c)	18.00	14.39	(0.15)	10.81	35.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.58	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.70	2.25 (b)	1.87	2.49	1.92
Portfolio turnover rate (%)	13	14	12	12	17
Net assets, end of period (in millions)	$2,462.2	$2,222.2	$2,218.1	$2,493.9	$3,074.8

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.14	$14.94	$18.22	$17.61	$13.70

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.30 (b)	0.27	0.37	0.27
Net realized and unrealized gain (loss) on investments	2.33	1.66	(0.23)	1.36	4.41

Total from investment operations	2.56	1.96	0.04	1.73	4.68

Less Distributions
Distributions from net investment income	(0.30)	(0.32)	(0.45)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.29)	(1.76)	(3.32)	(1.12)	(0.77)

Net Asset Value, End of Period	$16.41	$15.14	$14.94	$18.22	$17.61

Total Return (%) (c)	17.58	14.10	(0.36)	10.56	35.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.83	0.83	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.45	2.01 (b)	1.62	2.16	1.68
Portfolio turnover rate (%)	13	14	12	12	17
Net assets, end of period (in millions)	$837.6	$804.2	$739.3	$798.0	$795.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2017	2016	2015	2014	2013(e)
Net Asset Value, Beginning of Period	$15.26	$15.05	$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.32 (b)	0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	2.36	1.67	(0.22)	1.35	2.63

Total from investment operations	2.61	1.99	0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.32)	(0.34)	(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(0.99)	(1.44)	(2.87)	(0.85)	0.00

Total distributions	(1.31)	(1.78)	(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$16.56	$15.26	$15.05	$18.33	$17.71

Total Return (%) (c)	17.81	14.23	(0.20)	10.69	19.02	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82	(g)
Net ratio of expenses to average net assets (%) (d)	0.68	0.68	0.68	0.68	0.68	(g)
Ratio of net investment income to average net assets (%)	1.60	2.15 (b)	1.77	2.34	1.80	(g)
Portfolio turnover rate (%)	13	14	12	12	17
Net assets, end of period (in millions)	$15.0	$14.4	$14.7	$16.8	$18.6

	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.22	$15.01	$18.29	$17.67	$13.73

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.31 (b)	0.29	0.40	0.28
Net realized and unrealized gain (loss) on investments	2.36	1.67	(0.23)	1.35	4.45

Total from investment operations	2.60	1.98	0.06	1.75	4.73

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.47)	(0.28)	(0.28)
Distributions from net realized capital gains	(0.99)	(1.44)	(2.87)	(0.85)	(0.51)

Total distributions	(1.30)	(1.77)	(3.34)	(1.13)	(0.79)

Net Asset Value, End of Period	$16.52	$15.22	$15.01	$18.29	$17.67

Total Return (%) (c)	17.80	14.20	(0.27)	10.63	35.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.55	2.10 (b)	1.72	2.28	1.81
Portfolio turnover rate (%)	13	14	12	12	17
Net assets, end of period (in millions)	$68.6	$66.9	$66.0	$78.0	$83.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Commencement of operations was April 26, 2013.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment of $183,968 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $70,768,930. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$406,993,636	$0	$591,982,709

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $1,051,358 in purchases and $17,799,179 in sales of investments, which are included above, and resulted in realized gain of $8,145,188.

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $19,017,408 in purchases of investments, which are included above.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Adviserswith respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$22,731,024	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period September 1, 2017 to December 31, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $500 million
0.200%	On the next $2 billion
0.175%	On amounts in excess of $5 billion

Additionally, the Subadviser has agreed, for the period from September 1, 2017 through April 30, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the MFS Value Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the MFS Value Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the MFS Value Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser has agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the period ended December 31, 2017 amounted to $139,474 and are included in the amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2017.

Prior to September 1, 2017, the Adviser had agreed, for the period May 1, 2017 to August 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $4,553,533 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,569,581,768
Gross unrealized appreciation	1,076,854,733
Gross unrealized depreciation	(35,529,858)

Net unrealized appreciation (depreciation)	$1,041,324,875

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$64,798,043	$71,154,565	$197,309,981	$269,192,840	$262,108,024	$340,347,405

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$55,572,834	$229,162,219	$1,041,325,549	$—	$1,326,060,602

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

BHFTII-20

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

9. Subsequent Events

At a meeting held on November 29, 2017, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of MFS Value Portfolio II, a series of Brighthouse Funds Trust II, by the Portfolio in exchange for shares of the Portfolio. On February 23, 2018, the shareholders of MFS Value Portfolio II will consider the approval of the proposed Agreement and Plan of Reorganization. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTII-21

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-25

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-26

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-27

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the MFS Value Portfolio II returned 7.64%, 7.35%, and 7.51%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.66%.

On September 1, 2017, Massachusetts Financial Services Company (“MFS”) succeeded BlackRock Advisors, LLC (“BlackRock”) as the subadvisor to the Portfolio and the name of the Portfolio was changed from the BlackRock Large Cap Value Portfolio to the MFS Value II Portfolio.

The following commentary was provided by BlackRock for the period of January 1, 2017 through August 31, 2017.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had a strong start to the year and continued their climb during the second quarter, registering the best first half in years. Despite political turmoil in Washington, D.C., stocks moved higher buoyed by optimism about President Trump’s planned legislative agenda, strengthening corporate earnings, and generally solid macro data. In August, U.S. stocks fell amid rising geopolitical tension and political uncertainty, however the S&P 500 Index bounced back in the final week of the month and finished the month in positive territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the eight-month period. Stock selection in the Energy, Consumer Staples, and Financials sectors detracted from relative performance during the period. An overweight allocation and stock selection in Health Care, as well as stock selection in Consumer Discretionary contributed to relative performance during the period.

In Energy, our preference for higher beta oil producers over the oil majors, which we viewed as expensive, drove underperformance as oil prices fell early in the year. Specifically, positions in Devon Energy, Apache, and Marathon Oil weighed on relative returns. Stock selection in Consumer Staples, specifically the Portfolio’s overweight position in grocery store operator Kroger, also hurt relative results. Kroger’s stock came under pressure after the company lowered their 2017 earnings guidance and following the announced Amazon-Whole Foods deal. Finally, credit card company Discover Financial Services drove underperformance in the Financials sector after first quarter earnings results revealed higher-than-expected loss provisions.

Stock selection in Health Care, in particular the Portfolio’s overweight positions in Baxter International and Gilead Sciences, generated positive performance. An overweight allocation to Health Care also added value during the period. In the Consumer Discretionary sector, the Portfolio’s media holdings drove outperformance. Specifically, overweight positions in Comcast and Scripps Networks generated positive results. Stock selection in Telecommunication Services was another modest contributor during the period.

At the end of August, the Portfolio’s largest absolute exposures were in the Financials, Health Care and Information Technology sectors. The Portfolio maintained overweight exposures to the Information Technology, Health Care, and Telecommunication Services sectors and held underweights to the Industrials, Real Estate, Consumer Staples, and Energy sectors.

Carrie King

Joseph Wolfe

Portfolio Managers

BlackRock Advisors, LLC

The following commentary was provided by MFS for the period of September 1, 2017 through December 31, 2017.

MARKET ENVIRONMENT / CONDITIONS

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program in the middle of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period.

The U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade showed signs of improvement, a positive indicator of global economic activity and prospects. During the period, negotiations began to renegotiate the North American Free

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Trade Agreement, though additional significant U.S. policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout the second half of 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Weak stock selection in the Consumer Discretionary sector and an underweight position in the Energy sector detracted from performance relative to the Russell 1000 Value Index. However, there were no individual stocks within either sector that were among the Portfolio’s largest relative detractors during the reporting period.

A combination of an overweight position and security selection in the Consumer Staples sector also held back relative results. Within this sector, overweight positions in tobacco company Philip Morris International and drugstore operator CVS Health hindered relative returns. Additionally, not owning shares of retail giant Wal-Mart and the Portfolio’s holdings of global food company Nestle (Switzerland) also weakened relative performance.

Stock selection in the Financials sector further detracted from relative results. Here, not owning shares of financial services firm Bank of America and holdings of insurance brokerage and risk management services provider Aon dampened relative returns.

Stocks in other sectors that held back relative performance included not owning shares of semiconductor company Intel, network equipment company Cisco Systems, and wireless communications software company QUALCOMM. Additionally, an overweight position in automotive components supplier Johnson Controls also hampered relative results.

Strong stock selection in the Industrials sector bolstered relative performance. Within this sector, not owning shares of diversified industrial conglomerate General Electric and holdings of diversified technology company 3M supported relative results.

An underweight position in the Utilities sector also helped in relative terms. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the reporting period.

Strong stock selection in the Health Care sector aided relative performance. Here, not owning shares of poor-performing specialty pharmaceutical company Allergan boosted relative results.

Stocks in other sectors that benefited relative performance included the Portfolio’s holdings of management consulting firm Accenture and semiconductor company Texas Instruments. Additionally, overweight positions in global financial services firm JPMorgan Chase, property and casualty insurer Travelers Companies, and diversified financial services firms Wells Fargo and Goldman Sachs Group, and the Portfolio’s avoidance of enterprise software products maker Oracle, also supported relative results.

Consistent with our fundamental, bottom-up stock selection and portfolio construction process we have continued to build the Portfolio on a stock by stock basis during the period. Our approach to sizing individual positions continues to be driven by an evaluation of the risk/reward of each name in the portfolio.

For the period ending December 31, 2017, the Portfolio’s top overweights were to Industrials, Financials, and Consumer Staples, while being most underweight Energy, Real Estate, and Utilities. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
MFS Value Portfolio II
Class A	7.64	11.72	4.88
Class B	7.35	11.44	4.61
Class E	7.51	11.55	4.72
Russell 1000 Value Index	13.66	14.04	7.10

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.9
Johnson & Johnson	3.6
Wells Fargo & Co.	3.5
Philip Morris International, Inc.	3.1
Accenture plc - Class A	3.1
Goldman Sachs Group, Inc. (The)	2.6
Travelers Cos., Inc. (The)	2.4
Citigroup, Inc.	2.4
Medtronic plc	2.3
U.S. Bancorp	2.2

Top Sectors

% of Net Assets
Financials	31.4
Health Care	15.1
Industrials	14.4
Consumer Staples	11.7
Information Technology	7.8
Consumer Discretionary	6.3
Energy	5.4
Materials	4.0
Utilities	2.1
Telecommunication Services	0.8

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.64%	$1,000.00	$1,084.90	$3.36
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.88%	$1,000.00	$1,083.40	$4.62
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,082.90	$4.10
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Lockheed Martin Corp.	12,569	$4,035,278
Northrop Grumman Corp.	29,202	8,962,386
United Technologies Corp.	57,341	7,314,991

		20,312,655

Air Freight & Logistics—0.7%
United Parcel Service, Inc. - Class B	36,769	4,381,026

Auto Components—1.0%
Aptiv plc	62,789	5,326,391
Delphi Technologies plc (a)	20,929	1,098,145

		6,424,536

Automobiles—0.2%
Harley-Davidson, Inc. (b)	19,726	1,003,659

Banks—14.7%
Citigroup, Inc.	198,232	14,750,443
JPMorgan Chase & Co.	285,739	30,556,929
PNC Financial Services Group, Inc. (The)	70,880	10,227,275
U.S. Bancorp	258,384	13,844,215
Wells Fargo & Co.	358,158	21,729,446

		91,108,308

Beverages—1.9%
Diageo plc	204,831	7,496,475
PepsiCo, Inc.	35,408	4,246,127

		11,742,602

Building Products—1.8%
Johnson Controls International plc	296,285	11,291,421

Capital Markets—8.3%
Bank of New York Mellon Corp. (The)	134,701	7,254,996
BlackRock, Inc.	13,537	6,954,092
Franklin Resources, Inc.	53,835	2,332,671
Goldman Sachs Group, Inc. (The)	62,177	15,840,212
Moody’s Corp.	27,134	4,005,250
Nasdaq, Inc.	77,359	5,943,492
State Street Corp.	60,243	5,880,319
T. Rowe Price Group, Inc.	28,332	2,972,877

		51,183,909

Chemicals—3.6%
DowDuPont, Inc.	36,322	2,586,853
Monsanto Co.	19,437	2,269,853
PPG Industries, Inc.	102,501	11,974,166
Sherwin-Williams Co. (The)	13,247	5,431,800

		22,262,672

Consumer Finance—1.1%
American Express Co.	67,688	6,722,095

Containers & Packaging—0.4%
Crown Holdings, Inc. (a)	48,059	2,703,319

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	96,132	5,088,267

Electric Utilities—2.1%
Duke Energy Corp.	97,085	8,165,819
Southern Co. (The)	53,086	2,552,906
Xcel Energy, Inc.	52,991	2,549,397

		13,268,122

Electrical Equipment—1.0%
Eaton Corp. plc	76,682	6,058,645

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	155,974	10,511,088

Equity Real Estate Investment Trusts—0.4%
Public Storage	10,927	2,283,743

Food & Staples Retailing—0.4%
CVS Health Corp.	36,920	2,676,700

Food Products—4.4%
Archer-Daniels-Midland Co.	63,570	2,547,886
Danone S.A.	36,244	3,038,608
General Mills, Inc. (b)	146,953	8,712,844
J.M. Smucker Co. (The)	20,114	2,498,963
Nestle S.A.	118,676	10,198,081

		26,996,382

Health Care Equipment & Supplies—4.9%
Abbott Laboratories	153,319	8,749,916
Danaher Corp.	82,871	7,692,086
Medtronic plc	173,284	13,992,683

		30,434,685

Health Care Providers & Services—1.9%
Cigna Corp.	20,403	4,143,645
Express Scripts Holding Co. (a)	45,279	3,379,625
McKesson Corp.	29,336	4,574,949

		12,098,219

Household Durables—0.3%
Newell Brands, Inc.	60,347	1,864,722

Household Products—1.0%
Procter & Gamble Co. (The)	33,071	3,038,563
Reckitt Benckiser Group plc	36,481	3,407,657

		6,446,220

Industrial Conglomerates—3.3%
3M Co. (b)	35,554	8,368,345
Honeywell International, Inc.	79,002	12,115,747

		20,484,092

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—7.3%
Aon plc	79,293	$10,625,262
Chubb, Ltd.	92,927	13,579,423
Prudential Financial, Inc.	52,201	6,002,071
Travelers Cos., Inc. (The)	111,977	15,188,560

		45,395,316

IT Services—6.1%
Accenture plc - Class A	124,064	18,992,958
Amdocs, Ltd.	22,723	1,487,902
Cognizant Technology Solutions Corp. - Class A	24,869	1,766,196
DXC Technology Co.	21,564	2,046,424
Fidelity National Information Services, Inc.	67,205	6,323,318
Fiserv, Inc. (a)	33,342	4,372,136
International Business Machines Corp.	16,523	2,534,959

		37,523,893

Leisure Products—0.2%
Hasbro, Inc.	13,099	1,190,568

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.	41,871	7,950,465

Machinery—2.2%
Illinois Tool Works, Inc.	35,585	5,937,357
Ingersoll-Rand plc	38,873	3,467,083
Stanley Black & Decker, Inc.	23,594	4,003,666

		13,408,106

Media—3.8%
Comcast Corp. - Class A	280,145	11,219,807
Interpublic Group of Cos., Inc. (The)	203,836	4,109,334
Omnicom Group, Inc. (b)	101,220	7,371,853
Time Warner, Inc.	11,654	1,065,991

		23,766,985

Oil, Gas & Consumable Fuels—3.7%
Chevron Corp.	45,182	5,656,335
EOG Resources, Inc.	62,274	6,719,987
Exxon Mobil Corp.	65,562	5,483,606
Occidental Petroleum Corp.	66,044	4,864,801

		22,724,729

Personal Products—0.4%
Coty, Inc. - Class A (b)	124,934	2,484,937

Pharmaceuticals—7.0%
Johnson & Johnson	160,326	22,400,749
Merck & Co., Inc.	86,836	4,886,262
Novartis AG	16,796	1,419,963
Pfizer, Inc.	370,258	13,410,745
Roche Holding AG	4,817	1,218,427

		43,336,146

Professional Services—0.5%
Equifax, Inc.	27,711	3,267,681

Road & Rail—1.4%
Canadian National Railway Co.	43,128	3,558,060
Union Pacific Corp.	39,066	5,238,751

		8,796,811

Semiconductors & Semiconductor Equipment—1.7%
Analog Devices, Inc.	17,711	1,576,810
Texas Instruments, Inc.	85,868	8,968,054

		10,544,864

Specialty Retail—0.1%
Advance Auto Parts, Inc.	7,292	726,939

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (b)	133,382	2,789,017
NIKE, Inc. - Class B	21,663	1,355,021

		4,144,038

Tobacco—3.6%
Altria Group, Inc.	39,164	2,796,701
Philip Morris International, Inc.	183,339	19,369,766

		22,166,467

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (a)	31,264	1,251,498

Total Common Stocks (Cost $552,858,803)		616,026,530

Short-Term Investment—0.5%

Discount Note—0.5%
Federal Home Loan Bank 0.380%, 01/02/18 (c)	3,301,000	3,300,931

Total Short-Term Investments (Cost $3,300,931)		3,300,931

Securities Lending Reinvestments (d)—4.5%

Certificates of Deposit—1.9%
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (e)	1,000,000	999,904
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (e)	500,000	499,961
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (e)	2,000,000	2,000,818
Standard Chartered plc 1.460%, 02/02/18	1,000,000	999,872

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.754%, 1M LIBOR + 0.190%, 04/26/18 (e)	750,000	$749,994
1.844%, 1M LIBOR + 0.280%, 07/30/18 (e)	1,000,000	1,000,000
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (e)	4,100,000	4,101,410
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (e)	500,000	499,962

		11,852,068

Commercial Paper—1.3%
Bank of China, Ltd. 1.900%, 02/12/18	996,728	998,047
Canadian Imperial Bank 1.700%, 03/19/18	497,781	498,222
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (e)	2,000,000	2,000,148
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	996,476	997,576
Macquarie Bank, Ltd., London 1.620%, 03/06/18	497,975	498,590
Sheffield Receivables Co. 1.680%, 03/14/18	995,707	996,602
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (e)	2,000,000	1,999,944

		7,989,129

Repurchase Agreements—1.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $290,332 on 01/02/18, collateralized by $293,347 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $296,325.	290,276	290,276
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,000,156 on 01/02/18, collateralized by $901,231 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $300,052 on 01/02/18, collateralized by $310,803 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $305,039.	300,000	300,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $600,103 on 01/02/18, collateralized by $617,760 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $612,002.	600,000	600,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $300,063 on 01/02/18, collateralized by $307,803 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $306,001.	300,000	300,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $1,645,792 on 04/02/18, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	1,600,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,000,160 on 01/02/18, collateralized by $3,015,661 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,020,000.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $201,292 on 01/02/18, collateralized by various Common Stock with a value of $222,730.	200,000	200,000

		6,290,276

Time Deposits—0.3%
Australia New Zealand Bank 1.330%, 01/02/18	500,000	500,000
Bank of Montreal 1.400%, 01/03/18	250,000	250,000
Nordea Bank New York 1.300%, 01/02/18	1,000,000	1,000,000
Standard Chartered plc 1.490%, 01/02/18	200,000	200,000

		1,950,000

Total Securities Lending Reinvestments (Cost $28,078,820)		28,081,473

Total Investments—104.4% (Cost $584,238,554)		647,408,934
Other assets and liabilities (net)—(4.4)%		(27,413,120)

Net Assets—100.0%		$619,995,814

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $27,346,145 and the collateral received consisted of cash in the amount of $28,075,970. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$20,312,655	$—	$—	$20,312,655
Air Freight & Logistics	4,381,026	—	—	4,381,026
Auto Components	6,424,536	—	—	6,424,536
Automobiles	1,003,659	—	—	1,003,659
Banks	91,108,308	—	—	91,108,308
Beverages	4,246,127	7,496,475	—	11,742,602
Building Products	11,291,421	—	—	11,291,421
Capital Markets	51,183,909	—	—	51,183,909
Chemicals	22,262,672	—	—	22,262,672
Consumer Finance	6,722,095	—	—	6,722,095
Containers & Packaging	2,703,319	—	—	2,703,319
Diversified Telecommunication Services	5,088,267	—	—	5,088,267
Electric Utilities	13,268,122	—	—	13,268,122
Electrical Equipment	6,058,645	—	—	6,058,645
Energy Equipment & Services	10,511,088	—	—	10,511,088
Equity Real Estate Investment Trusts	2,283,743	—	—	2,283,743
Food & Staples Retailing	2,676,700	—	—	2,676,700
Food Products	13,759,693	13,236,689	—	26,996,382
Health Care Equipment & Supplies	30,434,685	—	—	30,434,685
Health Care Providers & Services	12,098,219	—	—	12,098,219
Household Durables	1,864,722	—	—	1,864,722
Household Products	3,038,563	3,407,657	—	6,446,220
Industrial Conglomerates	20,484,092	—	—	20,484,092
Insurance	45,395,316	—	—	45,395,316
IT Services	37,523,893	—	—	37,523,893
Leisure Products	1,190,568	—	—	1,190,568
Life Sciences Tools & Services	7,950,465	—	—	7,950,465
Machinery	13,408,106	—	—	13,408,106
Media	23,766,985	—	—	23,766,985
Oil, Gas & Consumable Fuels	22,724,729	—	—	22,724,729
Personal Products	2,484,937	—	—	2,484,937
Pharmaceuticals	40,697,756	2,638,390	—	43,336,146
Professional Services	3,267,681	—	—	3,267,681
Road & Rail	8,796,811	—	—	8,796,811
Semiconductors & Semiconductor Equipment	10,544,864	—	—	10,544,864
Specialty Retail	726,939	—	—	726,939
Textiles, Apparel & Luxury Goods	4,144,038	—	—	4,144,038
Tobacco	22,166,467	—	—	22,166,467
Trading Companies & Distributors	1,251,498	—	—	1,251,498
Total Common Stocks	589,247,319	26,779,211	—	616,026,530
Total Short-Term Investment*	—	3,300,931	—	3,300,931
Total Securities Lending Reinvestments*	—	28,081,473	—	28,081,473
Total Investments	$589,247,319	$58,161,615	$—	$647,408,934

Collateral for Securities Loaned (Liability)	$—	$(28,075,970)	$—	$(28,075,970)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$647,408,934
Cash	30,231
Receivable for:
Investments sold	700,854
Fund shares sold	68,706
Dividends	908,742
Prepaid expenses	2,230

Total Assets	649,119,697
Liabilities
Collateral for securities loaned	28,075,970
Payables for:
Investments purchased	301,133
Fund shares redeemed	229,906
Accrued Expenses:
Management fees	285,802
Distribution and service fees	61,224
Deferred trustees’ fees	106,400
Other expenses	63,448

Total Liabilities	29,123,883

Net Assets	$619,995,814

Net Assets Consist of:
Paid in surplus	$388,995,275
Undistributed net investment income	16,208,473
Accumulated net realized gain	151,621,686
Unrealized appreciation on investments	63,170,380

Net Assets	$619,995,814

Net Assets
Class A	$312,813,068
Class B	258,116,130
Class E	49,066,616
Capital Shares Outstanding*
Class A	33,083,617
Class B	27,605,970
Class E	5,219,291
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.46
Class B	9.35
Class E	9.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $584,238,554.
(b)	Includes securities loaned at value of $27,346,145.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$23,122,350
Interest	21,356
Securities lending income	381,938

Total investment income	23,525,644
Expenses
Management fees	6,508,350
Administration fees	31,887
Custodian and accounting fees	78,282
Distribution and service fees—Class B	643,279
Distribution and service fees—Class E	74,964
Audit and tax services	43,542
Legal	41,892
Trustees’ fees and expenses	43,685
Shareholder reporting	79,346
Insurance	7,947
Miscellaneous	43,174

Total expenses	7,596,348
Less management fee waiver	(459,090)
Less broker commission recapture	(3,300)

Net expenses	7,133,958

Net Investment Income	16,391,686

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	165,921,333
Futures contracts	771,269
Foreign currency transactions	56,364

Net realized gain	166,748,966

Net change in unrealized depreciation on investments	(142,081,731)

Net realized and unrealized gain	24,667,235

Net Increase in Net Assets From Operations	$41,058,921

(a)	Net of foreign withholding taxes of $105,813.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,391,686	$26,159,252
Net realized gain (loss)	166,748,966	(11,229,489)
Net change in unrealized appreciation (depreciation)	(142,081,731)	235,342,895

Increase in net assets from operations	41,058,921	250,272,658

From Distributions to Shareholders
Net investment income
Class A	(16,629,084)	(19,387,735)
Class B	(6,243,496)	(3,535,480)
Class E	(1,224,917)	(763,362)
Net realized capital gains
Class A	0	(88,611,057)
Class B	0	(19,261,297)
Class E	0	(3,879,474)

Total distributions	(24,097,497)	(135,438,405)

Decrease in net assets from capital share transactions	(889,667,496)	(82,354,712)

Total increase (decrease) in net assets	(872,706,072)	32,479,541

Net Assets
Beginning of period	1,492,701,886	1,460,222,345

End of period	$619,995,814	$1,492,701,886

Undistributed net investment income
End of period	$16,208,473	$25,412,475

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	647,598	$5,833,132	1,273,544	$10,276,489
Reinvestments	1,918,003	16,629,084	13,670,734	107,998,792
Redemptions	(99,667,898)	(887,315,626)	(23,006,541)	(199,668,801)

Net decrease	(97,102,297)	$(864,853,410)	(8,062,263)	$(81,393,520)

Class B
Sales	1,903,100	$17,001,927	1,901,610	$15,743,752
Reinvestments	727,681	6,243,496	2,911,466	22,796,777
Redemptions	(4,487,843)	(40,136,571)	(4,927,460)	(41,216,438)

Net decrease	(1,857,062)	$(16,891,148)	(114,384)	$(2,675,909)

Class E
Sales	614,536	$5,545,689	1,306,764	$11,096,720
Reinvestments	141,937	1,224,917	590,692	4,642,836
Redemptions	(1,634,514)	(14,693,544)	(1,673,687)	(14,024,839)

Net increase (decrease)	(878,041)	$(7,922,938)	223,769	$1,714,717

Decrease derived from capital shares transactions		$(889,667,496)		$(82,354,712)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.03	$8.42	$9.89	$12.02	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.16 (b)	0.15	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.52	1.28	(0.64)	0.75	2.84

Total from investment operations	0.67	1.44	(0.49)	0.91	2.99

Less Distributions
Distributions from net investment income	(0.24)	(0.15)	(0.18)	(0.16)	(0.16)
Distributions from net realized capital gains	0.00	(0.68)	(0.80)	(2.88)	(0.61)

Total distributions	(0.24)	(0.83)	(0.98)	(3.04)	(0.77)

Net Asset Value, End of Period	$9.46	$9.03	$8.42	$9.89	$12.02

Total Return (%) (c)	7.64	18.51	(5.99)	9.92	32.05 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.66	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (e)(g)	0.64	0.63	0.63	0.52 (f)	0.59
Ratio of net investment income to average net assets (%)	1.70	1.85 (b)	1.62	1.61	1.35
Portfolio turnover rate (%)	80	32	42	40	113
Net assets, end of period (in millions)	$312.8	$1,174.9	$1,164.4	$1,342.9	$1,666.1

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.93	$8.34	$9.80	$11.93	$9.73

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13 (b)	0.13	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.51	1.27	(0.64)	0.74	2.82

Total from investment operations	0.64	1.40	(0.51)	0.88	2.94

Less Distributions
Distributions from net investment income	(0.22)	(0.13)	(0.15)	(0.13)	(0.13)
Distributions from net realized capital gains	0.00	(0.68)	(0.80)	(2.88)	(0.61)

Total distributions	(0.22)	(0.81)	(0.95)	(3.01)	(0.74)

Net Asset Value, End of Period	$9.35	$8.93	$8.34	$9.80	$11.93

Total Return (%) (c)	7.35	18.10	(6.18)	9.70	31.74 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.91	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (e)(g)	0.89	0.88	0.88	0.77 (f)	0.84
Ratio of net investment income to average net assets (%)	1.45	1.60 (b)	1.37	1.36	1.10
Portfolio turnover rate (%)	80	32	42	40	113
Net assets, end of period (in millions)	$258.1	$263.0	$246.6	$283.6	$278.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.97	$8.38	$9.84	$11.97	$9.76

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.14 (b)	0.14	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.51	1.26	(0.64)	0.74	2.83

Total from investment operations	0.65	1.40	(0.50)	0.89	2.96

Less Distributions
Distributions from net investment income	(0.22)	(0.13)	(0.16)	(0.14)	(0.14)
Distributions from net realized capital gains	0.00	(0.68)	(0.80)	(2.88)	(0.61)

Total distributions	(0.22)	(0.81)	(0.96)	(3.02)	(0.75)

Net Asset Value, End of Period	$9.40	$8.97	$8.38	$9.84	$11.97

Total Return (%) (c)	7.51	18.14	(6.07)	9.79	31.88 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.81	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (e)(g)	0.79	0.78	0.78	0.67 (f)	0.74
Ratio of net investment income to average net assets (%)	1.55	1.69 (b)	1.47	1.46	1.20
Portfolio turnover rate (%)	80	32	42	40	113
Net assets, end of period (in millions)	$49.1	$54.7	$49.2	$59.3	$59.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on average net assets was 0.10% for the year ended December 31, 2014.
(g)	The effect of the voluntary portion of the waiver on average net assets was 0.02% for the year ended December 31, 2017 (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, real estate investment trust (“REIT”) adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,290,276. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments
Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2017, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the periods April 25, 2017 through April 27, 2017 and August 28, 2017 through August 30, 2017, the Portfolio had bought and sold $7,986,611 and $84,578,465, respectively, in notional cost on equity index futures contracts. At December 31, 2017, the Portfolio did not have any open futures contracts. For the year ended December 31, 2017, the Portfolio had realized gains in the amount of $771,269 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$769,451,513	$0	$1,647,654,181

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $5,937 in purchases and $313,502 in sales of investments, which are included above, and resulted in realized gains of $48,616.

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $163,206,122 in sales of investments, which are included above, and resulted in realized gains of $42,297,394.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$6,508,350	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective September 1, 2017, Massachusetts Financial Services Company (“MFS”) (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to September 1, 2017, BlackRock Advisors, LLC was compensated by Brighthouse Investment Advisers for providing subadvisory services to the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period September 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.075%	On the next $50 million
0.025%	On the next $500 million
(0.025)%	On the next $750 million
0.100%	On the next $1.5 million
0.125%	On amounts in excess of $3 billion

Additionally, the Subadviser has agreed, for the period from September 1, 2017 through April 30, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the MFS Value Portfolio, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the MFS Value Portfolio and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the MFS Value Portfolio were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser has agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the period ended December 31, 2017 amounted to $187,038 and are included in the amount shown as a management fee waiver in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

Prior to September 1, 2017, the Adviser had agreed, for the period May 1, 2017 to August 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 amounted to $272,052 and are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$584,888,968
Gross unrealized appreciation	68,369,188
Gross unrealized depreciation	(5,849,221)

Net unrealized appreciation (depreciation)	$62,519,967

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$24,097,497	$45,420,920	$—	$90,017,485	$24,097,497	$135,438,405

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Notes to Financial Statements—December 31, 2017—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$26,139,010	$142,447,962	$62,519,966	$—	$231,106,938

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $9,179,799.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

10. Subsequent Events

At a meeting held on November 29, 2017, the Board approved the acquisition of the Portfolio by the Brighthouse Funds Trust II MFS Value Portfolio (“MFS Value Portfolio”), subject to the approval of shareholders of the Portfolio. On February 23, 2018, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MFS Value Portfolio in exchange for shares of the MFS Value Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 27, 2018.

BHFTII-20

Brighthouse Funds Trust II

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio II (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio II of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio II Portfolio (formerly, BlackRock Large Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio II Portfolio (formerly, BlackRock Large Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-25

Brighthouse Funds Trust II

MFS Value Portfolio II Portfolio (formerly, BlackRock Large Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company (“MFS”) regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated a sub-advisory fee with MFS that is lower than the sub-advisory fee schedule with the Portfolio’s prior sub-adviser, effective September 1, 2017, and that MFS had agreed to calculate its sub-advisory fee from September 1, 2017 through April 2018 based on the cumulative assets of the Portfolio and the MFS Value Portfolio. The Board further considered that the Adviser had agreed to waive a portion of its advisory fee to reflect the savings from the difference between the sub-advisory fee payable by the Adviser to MFS and the sub-advisory fee previously payable by BIA to the prior sub-adviser and that the Adviser had also agreed to waive a portion of its advisory fee to reflect the savings achieved from MFS’ sub-advisory fees for the Portfolio and MFS Value Portfolio being calculated based on their cumulative assets.

At its November 28-30, 2017 meeting, the Board also approved the reorganization of the Portfolio with and into the MFS Value Portfolio to be effective on or about May 1, 2018.

BHFTII-26

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 15.75%, 15.49%, and 15.61%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 7.84%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market generated strong results during the reporting period. Investor demand was robust as global growth accelerated, corporate profits often exceeded expectations, and Federal Reserve monetary policy tightening proceeded at a gradual pace. In addition, investors had a positive view on the recently passed tax reform bill, anticipating that it may fuel economic growth and rising corporate profits. Finally, market volatility was muted throughout the year and inflation was well contained. The overall U.S. stock market, as measured by the S&P 500 Index, gained 21.83% for the 12-months ended December 31, 2017. This represented the largest annual gain since 2013. Small-cap stocks underperformed the overall stock market over the year, as the Russell 2000 Index returned 14.65% during the year. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned 22.17% and 7.84%, respectively, in 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Value Index during the reporting period. The Portfolio’s focus on high quality companies was rewarded in 2017, as companies with the highest levels of profitability materially outperformed less profitable firms during the year. Both sector allocation and stock selection contributed to the Portfolio’s performance.

From a sector allocation perspective, the Portfolio’s overweight to the Health Care and Industrials sectors, along with a lack of exposure to the Real Estate sector, were the largest contributors to relative performance. Within the Health Care sector, an overweight to health care equipment & supplies was beneficial to results. Strong performance in the Industrials sector was driven by the Portfolio’s overweight to machinery companies. Within the Real Estate sector, having no allocation to real estate investment trusts (“REITs”) was rewarded given their weak results during the year. On the downside, the lack of Utilities, along with the lack of biotechnology companies within Health Care were the largest headwinds for relative results.

In terms of stock selection, the Portfolio’s holdings in the Information Technology (“IT”), Consumer Staples, and Energy sectors were the most additive for performance. Within the IT sector, the Portfolio’s exposure to software and electronic equipment instruments & components names aided results. In the Consumer Staples sector, the Portfolio’s household product companies generated strong relative returns. Within the Energy sector, the Portfolio’s exploration & production names were rewarded as the market continued to favor efficient, low cost operators with solid balance sheets. Conversely, stock selection in the Health Care and Materials sectors were the only meaningful detractors from a sector perspective over the year. Within Health Care, the Portfolio’s health care equipment & supplies names underperformed those of the benchmark index. In the Materials sector, the Portfolio’s holdings underperformed the more cyclical, commodity-based names in the benchmark. This was especially true in the chemicals industry.

Individual stocks in the Portfolio that produced strong returns included Rogers Corp., Cognex Corp., and Chemed Corp. Rogers Corp., a specialty materials company with dominant share in niche markets, performed well on the back of continued solid results that highlighted strong organic growth, margin expansion, and deleveraging. Cognex Corp. is a global leader in machine vision systems and software that enable high-precision and high-speed manufacturing in widely diverse industries. Shares of Cognex outperformed in 2017 as the company delivered much stronger than expected earnings results and provided a constructive outlook. Chemed Corp. operates two business segments: VITAS (hospice) and Roto-Rooter (plumbing to residential and commercial customers). The company has steady growth prospects, good cash flow, and meaningful share repurchases. Further, the stock performed well over the period, as Roto-Rooter benefited from growth in new service areas (water restoration).

A number of the Portfolio’s individual holdings were negative for performance due to company-specific issues. These included Papa John’s International, Inc., Cheesecake Factory Inc., and Ritchie Brothers Auctioneers, Inc. Papa John’s International, Inc. operates and franchises pizza delivery and carryout restaurants in the U.S. and international markets. The company benefits from scale advantages that lead to consistent share gains from smaller players that lack the resources and know-how to invest in consumer-desired technology. The stock underperformed in 2017 due to weaker than expected same-store sales growth resulting from its sponsorship of the NFL, which suffered meaningful ratings declines in the period. Cheesecake Factory, Inc. is an upscale casual dining concept that offers a full range of menu items. The company is a high-quality restaurant operator with attractive financial characteristics and consistently scores at the highest levels for quality and customer satisfaction. The stock underperformed in 2017 due to weaker than expected same-store sales results in a challenged restaurant environment. Ritchie Brothers Auctioneers, Inc. is the largest industrial equipment auctioneer in the world. The stock performed poorly in 2017, due to weak market conditions and integration challenges related to the Iron Planet acquisition. We exited the Portfolio’s position during the period.

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period. At period end, the Portfolio was overweight the benchmark in the Consumer Discretionary, Consumer Staples, Health Care, Industrials, IT, and Materials sectors. In contrast, the Portfolio was underweight the Energy, Financials, Real Estate, Telecommunication Services, and Utilities sectors.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	15.75	13.87	6.56
Class B	15.49	13.59	6.30
Class E	15.61	13.71	6.40
Russell 2000 Value Index	7.84	13.01	8.17

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
West Pharmaceutical Services, Inc.	2.1
Pool Corp.	2.1
Fair Isaac Corp.	1.8
Littelfuse, Inc.	1.7
Aspen Technology, Inc.	1.7
Nexstar Media Group, Inc. - Class A	1.6
Rogers Corp.	1.6
Manhattan Associates, Inc.	1.6
Tyler Technologies, Inc.	1.6
RBC Bearings, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	20.7
Industrials	19.6
Financials	16.9
Consumer Discretionary	13.1
Health Care	11.8
Materials	7.2
Consumer Staples	6.6
Energy	2.5
Real Estate	0.5

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.84%	$1,000.00	$1,101.70	$4.45
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class B (a)	Actual	1.09%	$1,000.00	$1,100.40	$5.77
	Hypothetical*	1.09%	$1,000.00	$1,019.71	$5.55

Class E (a)	Actual	0.99%	$1,000.00	$1,100.80	$5.24
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Astronics Corp. (a)	117,607	$4,877,162

Air Freight & Logistics—0.6%
Forward Air Corp.	123,236	7,078,676

Airlines—0.6%
Allegiant Travel Co.	49,900	7,722,025

Auto Components—1.8%
Fox Factory Holding Corp. (a)	152,905	5,940,359
LCI Industries	119,330	15,512,900

		21,453,259

Automobiles—0.6%
Thor Industries, Inc.	49,440	7,451,597

Banks—12.2%
Bank of Hawaii Corp.	217,570	18,645,749
Bank of the Ozarks, Inc.	300,251	14,547,161
BankUnited, Inc.	32,405	1,319,532
BOK Financial Corp.	140,977	13,014,997
Columbia Banking System, Inc.	205,040	8,906,938
Community Bank System, Inc.	166,592	8,954,320
Cullen/Frost Bankers, Inc.	168,848	15,981,463
CVB Financial Corp.	605,265	14,260,043
First Financial Bankshares, Inc.	288,610	13,001,880
First Hawaiian, Inc.	89,615	2,614,966
FNB Corp.	675,428	9,334,415
Glacier Bancorp, Inc.	143,330	5,645,769
Lakeland Financial Corp.	78,605	3,811,556
LegacyTexas Financial Group, Inc.	234,555	9,900,566
PacWest Bancorp	149,633	7,541,503

		147,480,858

Beverages—0.9%
MGP Ingredients, Inc.	135,540	10,420,315

Biotechnology—0.2%
Abcam plc	158,735	2,258,829

Building Products—2.0%
A.O. Smith Corp.	163,630	10,027,247
AAON, Inc.	277,227	10,174,231
Patrick Industries, Inc. (a)	54,632	3,794,192

		23,995,670

Capital Markets—3.2%
Artisan Partners Asset Management, Inc. - Class A	162,525	6,419,738
FactSet Research Systems, Inc.	45,270	8,726,245
Houlihan Lokey, Inc.	77,000	3,498,110
MarketAxess Holdings, Inc.	79,085	15,955,399
OM Asset Management plc	260,655	4,365,971

		38,965,463

Chemicals—3.7%
Balchem Corp.	129,253	$10,417,792
Chase Corp.	21,745	2,620,272
Innophos Holdings, Inc.	7,095	331,549
NewMarket Corp.	11,687	4,644,297
Quaker Chemical Corp.	56,240	8,480,430
Sensient Technologies Corp.	246,395	18,023,794

		44,518,134

Commercial Services & Supplies—3.6%
Healthcare Services Group, Inc.	234,349	12,354,879
MSA Safety, Inc.	75,950	5,887,644
Rollins, Inc.	367,105	17,081,396
UniFirst Corp.	51,390	8,474,211

		43,798,130

Communications Equipment—1.1%
NetScout Systems, Inc. (a)	438,735	13,359,481

Construction & Engineering—1.0%
Valmont Industries, Inc.	70,530	11,697,401

Construction Materials—1.5%
Eagle Materials, Inc.	159,845	18,110,438

Containers & Packaging—1.1%
AptarGroup, Inc.	148,729	12,832,338

Distributors—2.1%
Pool Corp.	193,960	25,146,914

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	101,425	9,533,950

Electrical Equipment—0.7%
AZZ, Inc.	159,295	8,139,975

Electronic Equipment, Instruments & Components—5.6%
Cognex Corp.	244,340	14,943,834
Littelfuse, Inc.	101,885	20,154,891
Novanta, Inc. (a)	84,595	4,229,750
Rogers Corp. (a)	118,525	19,191,568
Zebra Technologies Corp. - Class A (a)	87,087	9,039,631

		67,559,674

Energy Equipment & Services—0.6%
Pason Systems, Inc.	492,210	7,087,824

Food Products—3.2%
Blue Buffalo Pet Products, Inc. (a)	200,600	6,577,674
Cal-Maine Foods, Inc. (a)	74,330	3,303,969
Calavo Growers, Inc.	107,010	9,031,644
J&J Snack Foods Corp.	54,089	8,212,333
Lancaster Colony Corp.	85,050	10,989,310

		38,114,930

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—6.0%
Atrion Corp.	6,865	$4,329,069
Cantel Medical Corp.	114,222	11,750,017
Haemonetics Corp. (a)	117,726	6,837,526
Heska Corp. (a)	52,290	4,194,181
IDEXX Laboratories, Inc. (a)	101,400	15,856,932
Neogen Corp. (a)	41,205	3,387,463
West Pharmaceutical Services, Inc.	260,451	25,698,700

		72,053,888

Health Care Providers & Services—3.1%
Chemed Corp.	73,115	17,768,408
Henry Schein, Inc. (a)	121,015	8,456,528
Tivity Health, Inc. (a)	159,515	5,830,273
U.S. Physical Therapy, Inc.	76,490	5,522,578

		37,577,787

Hotels, Restaurants & Leisure—2.2%
Cheesecake Factory, Inc. (The)	96,760	4,661,897
Cracker Barrel Old Country Store, Inc.	49,315	7,835,660
Papa John’s International, Inc.	99,000	5,554,890
Texas Roadhouse, Inc.	171,515	9,035,410

		27,087,857

Household Durables—0.3%
Installed Building Products, Inc. (a)	43,965	3,339,142

Household Products—2.5%
Church & Dwight Co., Inc.	332,385	16,675,755
Energizer Holdings, Inc.	157,775	7,570,045
WD-40 Co.	51,905	6,124,790

		30,370,590

Industrial Conglomerates—0.4%
Raven Industries, Inc.	135,339	4,648,895

Insurance—1.5%
AMERISAFE, Inc.	96,410	5,938,856
RLI Corp.	191,830	11,636,408

		17,575,264

Internet Software & Services—0.2%
CommerceHub, Inc. - Series A (a)	133,505	2,935,775

IT Services—1.3%
Jack Henry & Associates, Inc.	132,340	15,478,486

Life Sciences Tools & Services—2.1%
Bio-Techne Corp.	131,325	17,013,154
ICON plc (a)	69,357	7,778,387

		24,791,541

Machinery—7.2%
Graco, Inc.	182,565	8,255,589
Lindsay Corp.	60,160	5,306,112

Machinery—(Continued)
Middleby Corp. (The) (a)	99,530	13,431,574
Nordson Corp.	90,327	13,223,873
RBC Bearings, Inc. (a)	147,790	18,680,656
Tennant Co.	37,073	2,693,353
Toro Co. (The)	245,465	16,011,682
Wabtec Corp.	107,880	8,784,668

		86,387,507

Marine—0.1%
Kirby Corp. (a)	21,605	1,443,214

Media—2.7%
Cable One, Inc.	8,420	5,922,207
Gray Television, Inc. (a)	427,375	7,158,531
Nexstar Media Group, Inc. - Class A	249,950	19,546,090

		32,626,828

Oil, Gas & Consumable Fuels—1.9%
Centennial Resource Development, Inc. - Class A (a)	309,330	6,124,734
Matador Resources Co. (a)	367,795	11,449,458
RSP Permian, Inc. (a)	122,025	4,963,977

		22,538,169

Paper & Forest Products—0.9%
Stella-Jones, Inc.	284,445	11,427,584

Pharmaceuticals—0.5%
Prestige Brands Holdings, Inc. (a)	123,085	5,466,205

Professional Services—0.9%
Exponent, Inc.	158,711	11,284,352

Real Estate Management & Development—0.5%
FirstService Corp.	85,050	5,946,696

Semiconductors & Semiconductor Equipment—2.8%
Cabot Microelectronics Corp.	95,960	9,027,917
MKS Instruments, Inc.	87,605	8,278,672
Power Integrations, Inc.	227,480	16,731,154

		34,037,743

Software—9.6%
Altair Engineering, Inc. - Class A (a)	98,450	2,354,924
Aspen Technology, Inc. (a)	303,275	20,076,805
Blackbaud, Inc.	53,525	5,057,577
Computer Modelling Group, Ltd.	466,375	3,543,331
Constellation Software, Inc.	10,005	6,065,243
Fair Isaac Corp.	141,265	21,641,798
Manhattan Associates, Inc. (a)	381,371	18,893,119
Monotype Imaging Holdings, Inc.	241,508	5,820,343
Qualys, Inc. (a)	223,120	13,242,172
Tyler Technologies, Inc. (a)	106,035	18,773,497

		115,468,809

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—2.6%
Asbury Automotive Group, Inc. (a)	80,930	$5,179,520
Lithia Motors, Inc. - Class A	101,935	11,578,796
Monro, Inc.	121,485	6,918,571
Tractor Supply Co.	98,240	7,343,440

		31,020,327

Trading Companies & Distributors—2.1%
Applied Industrial Technologies, Inc.	50,686	3,451,717
Richelieu Hardware, Ltd.	98,390	2,646,356
SiteOne Landscape Supply, Inc. (a)	78,095	5,989,887
Watsco, Inc.	75,130	12,775,105

		24,863,065

Total Common Stocks (Cost $754,890,417)		1,189,972,767

Short-Term Investment—1.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $15,060,944 on 01/02/18, collateralized by $15,235,000 U.S. Treasury Note at 2.125% due 08/15/21 with a value of $15,364,878.	15,060,275	15,060,275

Total Short-Term Investments (Cost $15,060,275)		15,060,275

Total Investments—100.1% (Cost $769,950,692)		1,205,033,042
Other assets and liabilities (net)—(0.1)%		(1,439,097)

Net Assets—100.0%		$1,203,593,945

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,877,162	$—	$—	$4,877,162
Air Freight & Logistics	7,078,676	—	—	7,078,676
Airlines	7,722,025	—	—	7,722,025
Auto Components	21,453,259	—	—	21,453,259
Automobiles	7,451,597	—	—	7,451,597
Banks	147,480,858	—	—	147,480,858
Beverages	10,420,315	—	—	10,420,315
Biotechnology	—	2,258,829	—	2,258,829
Building Products	23,995,670	—	—	23,995,670
Capital Markets	38,965,463	—	—	38,965,463
Chemicals	44,518,134	—	—	44,518,134
Commercial Services & Supplies	43,798,130	—	—	43,798,130
Communications Equipment	13,359,481	—	—	13,359,481
Construction & Engineering	11,697,401	—	—	11,697,401
Construction Materials	18,110,438	—	—	18,110,438
Containers & Packaging	12,832,338	—	—	12,832,338
Distributors	25,146,914	—	—	25,146,914
Diversified Consumer Services	9,533,950	—	—	9,533,950
Electrical Equipment	8,139,975	—	—	8,139,975
Electronic Equipment, Instruments & Components	67,559,674	—	—	67,559,674
Energy Equipment & Services	7,087,824	—	—	7,087,824
Food Products	38,114,930	—	—	38,114,930
Health Care Equipment & Supplies	72,053,888	—	—	72,053,888
Health Care Providers & Services	37,577,787	—	—	37,577,787
Hotels, Restaurants & Leisure	27,087,857	—	—	27,087,857
Household Durables	3,339,142	—	—	3,339,142
Household Products	30,370,590	—	—	30,370,590
Industrial Conglomerates	4,648,895	—	—	4,648,895
Insurance	17,575,264	—	—	17,575,264
Internet Software & Services	2,935,775	—	—	2,935,775
IT Services	15,478,486	—	—	15,478,486
Life Sciences Tools & Services	24,791,541	—	—	24,791,541
Machinery	86,387,507	—	—	86,387,507
Marine	1,443,214	—	—	1,443,214
Media	32,626,828	—	—	32,626,828
Oil, Gas & Consumable Fuels	22,538,169	—	—	22,538,169
Paper & Forest Products	—	11,427,584	—	11,427,584
Pharmaceuticals	5,466,205	—	—	5,466,205
Professional Services	11,284,352	—	—	11,284,352
Real Estate Management & Development	5,946,696	—	—	5,946,696
Semiconductors & Semiconductor Equipment	34,037,743	—	—	34,037,743
Software	115,468,809	—	—	115,468,809
Specialty Retail	31,020,327	—	—	31,020,327
Trading Companies & Distributors	24,863,065	—	—	24,863,065
Total Common Stocks	1,176,286,354	13,686,413	—	1,189,972,767
Total Short-Term Investment*	—	15,060,275	—	15,060,275
Total Investments	$1,176,286,354	$28,746,688	$—	$1,205,033,042

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $10,641,420 were due to a lack of trading activity in the security which led to it being valued using significant observable inputs other than a quoted price in an active market.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a)	$1,205,033,042
Cash	57,385
Receivable for:
Investments sold	105,346
Fund shares sold	55,935
Dividends and interest	414,726
Prepaid expenses	3,088

Total Assets	1,205,669,522
Liabilities
Payables for:
Investments purchased	181,031
Fund shares redeemed	725,515
Accrued Expenses:
Management fees	820,409
Distribution and service fees	84,302
Deferred trustees’ fees	145,572
Other expenses	118,748

Total Liabilities	2,075,577

Net Assets	$1,203,593,945

Net Assets Consist of:
Paid in surplus	$631,349,720
Undistributed net investment income	2,967,503
Accumulated net realized gain	134,194,372
Unrealized appreciation on investments	435,082,350

Net Assets	$1,203,593,945

Net Assets
Class A	$770,181,508
Class B	339,928,465
Class E	93,483,972
Capital Shares Outstanding*
Class A	33,999,859
Class B	15,280,006
Class E	4,177,775
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.65
Class B	22.25
Class E	22.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $769,950,692.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$14,051,497
Interest	15,836

Total investment income	14,067,333
Expenses
Management fees	9,590,331
Administration fees	37,293
Custodian and accounting fees	77,208
Distribution and service fees—Class B	828,214
Distribution and service fees—Class E	137,774
Audit and tax services	42,461
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	161,459
Insurance	7,667
Miscellaneous	17,277

Total expenses	10,992,057
Less management fee waiver	(125,000)
Less broker commission recapture	(33,241)

Net expenses	10,833,816

Net Investment Income	3,233,517

Net Realized and Unrealized Gain
Net realized gain on:
Investments	134,564,961
Foreign currency transactions	539

Net realized gain	134,565,500

Net change in unrealized appreciation on:
Investments	35,165,313
Foreign currency transactions	291

Net change in unrealized appreciation	35,165,604

Net realized and unrealized gain	169,731,104

Net Increase in Net Assets From Operations	$172,964,621

(a)	Net of foreign withholding taxes of $112,481.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,233,517	$4,140,520
Net realized gain	134,565,500	137,409,116
Net change in unrealized appreciation	35,165,604	56,843,343

Increase in net assets from operations	172,964,621	198,392,979

From Distributions to Shareholders
Net investment income
Class A	(3,068,174)	(3,463,083)
Class B	(583,870)	(665,055)
Class E	(247,513)	(278,065)
Net realized capital gains
Class A	(60,863,233)	0
Class B	(27,322,102)	0
Class E	(7,528,510)	0

Total distributions	(99,613,402)	(4,406,203)

Decrease in net assets from capital share transactions	(60,762,640)	(228,549,486)

Total increase (decrease) in net assets	12,588,579	(34,562,710)

Net Assets
Beginning of period	1,191,005,366	1,225,568,076

End of period	$1,203,593,945	$1,191,005,366

Undistributed net investment income
End of period	$2,967,503	$3,879,318

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	545,697	$11,693,079	702,433	$12,718,668
Reinvestments	3,088,474	63,931,407	183,329	3,463,083
Redemptions	(5,394,723)	(117,602,380)	(10,142,957)	(192,212,696)

Net decrease	(1,760,552)	$(41,977,894)	(9,257,195)	$(176,030,945)

Class B
Sales	507,997	$10,710,432	555,919	$10,253,670
Reinvestments	1,370,628	27,905,972	35,736	665,055
Redemptions	(2,440,824)	(51,897,130)	(2,824,814)	(52,729,946)

Net decrease	(562,199)	$(13,280,726)	(2,233,159)	$(41,811,221)

Class E
Sales	41,800	$888,318	76,839	$1,449,272
Reinvestments	379,874	7,776,023	14,870	278,065
Redemptions	(661,383)	(14,168,361)	(664,776)	(12,434,657)

Net decrease	(239,709)	$(5,504,020)	(573,067)	$(10,707,320)

Decrease derived from capital shares transactions		$(60,762,640)		$(228,549,486)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$21.38	$18.10		$18.07	$18.14	$13.21

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.08	(b)	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments	3.11	3.29		0.03	(0.08)	4.98

Total from investment operations	3.19	3.37		0.11	0.00	5.05

Less Distributions
Distributions from net investment income	(0.09)	(0.09)		(0.08)	(0.07)	(0.12)
Distributions from net realized capital gains	(1.83)	0.00		0.00	0.00	0.00

Total distributions	(1.92)	(0.09)		(0.08)	(0.07)	(0.12)

Net Asset Value, End of Period	$22.65	$21.38		$18.10	$18.07	$18.14

Total Return (%) (c)	15.75	18.68		0.58	0.01	38.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85		0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (d)	0.84	0.84		0.83	0.83	0.82
Ratio of net investment income to average net assets (%)	0.36	0.43	(b)	0.42	0.43	0.42
Portfolio turnover rate (%)	17	19		16	9	17
Net assets, end of period (in millions)	$770.2	$764.5		$814.6	$985.8	$1,154.0

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$21.03	$17.80		$17.76	$17.85	$13.00

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.04	(b)	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investments	3.07	3.23		0.04	(0.08)	4.91

Total from investment operations	3.09	3.27		0.07	(0.05)	4.94

Less Distributions
Distributions from net investment income	(0.04)	(0.04)		(0.03)	(0.04)	(0.09)
Distributions from net realized capital gains	(1.83)	0.00		0.00	0.00	0.00

Total distributions	(1.87)	(0.04)		(0.03)	(0.04)	(0.09)

Net Asset Value, End of Period	$22.25	$21.03		$17.80	$17.76	$17.85

Total Return (%) (c)	15.49	18.39		0.38	(0.30)	38.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10		1.09	1.08	1.08
Net ratio of expenses to average net assets (%) (d)	1.09	1.09		1.08	1.08	1.07
Ratio of net investment income to average net assets (%)	0.11	0.19	(b)	0.17	0.18	0.22
Portfolio turnover rate (%)	17	19		16	9	17
Net assets, end of period (in millions)	$339.9	$333.1		$321.7	$366.8	$418.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$21.14	$17.89		$17.86	$17.94	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.05	(b)	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	3.09	3.26		0.03	(0.09)	4.94

Total from investment operations	3.13	3.31		0.08	(0.04)	4.98

Less Distributions
Distributions from net investment income	(0.06)	(0.06)		(0.05)	(0.04)	(0.10)
Distributions from net realized capital gains	(1.83)	0.00		0.00	0.00	0.00

Total distributions	(1.89)	(0.06)		(0.05)	(0.04)	(0.10)

Net Asset Value, End of Period	$22.38	$21.14		$17.89	$17.86	$17.94

Total Return (%) (c)	15.61	18.54		0.43	(0.19)	38.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00		0.99	0.98	0.98
Net ratio of expenses to average net assets (%) (d)	0.99	0.99		0.98	0.98	0.97
Ratio of net investment income to average net assets (%)	0.21	0.29	(b)	0.27	0.28	0.28
Portfolio turnover rate (%)	17	19		16	9	17
Net assets, end of period (in millions)	$93.5	$93.4		$89.3	$103.6	$122.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had investments in repurchase agreements with a gross value of $15,060,275, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$194,824,386	$0	$352,508,484

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$9,590,331	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$770,728,460
Gross unrealized appreciation	443,827,886
Gross unrealized depreciation	(9,523,304)

Net unrealized appreciation (depreciation)	$434,304,582

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,899,557	$4,406,203	$95,713,845	$—	$99,613,402	$4,406,203

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,162,048	$132,923,165	$434,304,582	$—	$572,389,795

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2017, and underperformed its median of the Performance Universe for the one- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods ended October 31, 2017, and underperformed its Lipper Index for the one-year period ended October 31, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three-year period ended October 31, 2017, and underperformed its benchmark for the one- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, but above the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 33.86%, 33.47%, and 33.66%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 30.21%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. As measured by various Russell indexes, large-cap shares outperformed mid- and small-caps. Growth stocks soundly outperformed value across all market capitalizations, most notably among large-caps. While the Federal Reserve raised its interest rate target three times in 2017, this did not disrupt equity markets. In December, sweeping tax reform legislation was passed, reducing tax rates for corporations and individuals at most income levels. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to future economic growth.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in relatively strong results, outperforming its benchmark, the Russell 1000 Growth Index. Broadly speaking, stock selection accounted for the majority of the outperformance, though sector allocation also contributed. Stock selection in Information Technology (“IT”) and Health Care, and sector allocation in Consumer Staples, boosted results. Conversely, stock selection in Financials detracted from relative results.

In IT, the Portfolio’s out-of-index positions in Alibaba Group Holding and Tencent Holdings, as well as an investment in PayPal, boosted results. Shares of Alibaba rallied sharply over the past year, driven by the strength in its core Chinese e-commerce business. Shares of Paypal, the leading pure-play digital wallet, rose over the past year as it delivered solid results across a broad range of metrics. User engagement across its product suite combined with expanding strategic partnerships boded well for the company’s strategy of offering consumers more convenient and affordable payment options. Higher-than-expected revenue growth in Tencent’s gaming and cloud-computing businesses helped drive shares higher over the past year. The company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region, in our view.

In Health Care, Intuitive Surgical contributed to relative results. Accelerated growth in the number of global procedures being performed by Intuitive Surgical’s robotic surgical system helped drive shares higher. Procedure growth, the engine of the business model, could get an additional boost as the company rolls out its new and more affordable system, which we believe provides opportunities to expand into many more hospitals.

A meaningful underweight in Consumer Staples was another important contributor to relative results for the period. In our view, valuations remained stretched as investors bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in fixed income. We continued to believe that relatively rich valuations combined with limited growth prospects for the mature businesses that make up the sector have unfavorable risk/reward characteristics.

In contrast, Financials was the largest detractor, due largely to unfavorable stock selection. In particular, holdings within the capital markets industry had varying reactions to the forthcoming changes in compliance standards across the wealth management industry.

At the end of the period, the Portfolio was overweight the benchmark in the IT, Health Care, Financials, and Utilities sectors. The Portfolio had underweight positions in Consumer Staples, Industrials and Business Services, Consumer Discretionary, and Telecommunication Services.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	33.86	18.03	10.15
Class B	33.47	17.73	9.88
Class E	33.66	17.84	9.99
Russell 1000 Growth Index	30.21	17.33	10.00

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Apple, Inc.	6.2
Amazon.com, Inc.	6.1
Microsoft Corp.	4.3
Facebook, Inc. - Class A	4.1
Priceline Group, Inc. (The)	3.8
Alphabet, Inc. - Class C	2.8
Alibaba Group Holding, Ltd.(ADR)	2.8
Boeing Co. (The)	2.6
Alphabet, Inc. - Class A	2.6
Visa, Inc. - Class A	2.5

Top Sectors

% of Net Assets
Information Technology	42.6
Consumer Discretionary	16.8
Health Care	15.4
Industrials	11.2
Financials	6.0
Real Estate	2.9
Consumer Staples	2.2
Utilities	1.7
Telecommunication Services	0.5

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.55%	$1,000.00	$1,119.30	$2.94
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,117.80	$4.27
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E (a)	Actual	0.70%	$1,000.00	$1,118.50	$3.74
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Boeing Co. (The)	223,478	$65,905,897

Airlines—1.8%
American Airlines Group, Inc. (a)	625,300	32,534,359
United Continental Holdings, Inc. (b)	172,137	11,602,034

		44,136,393

Auto Components—0.3%
Aptiv plc	93,900	7,965,537

Automobiles—2.0%
Ferrari NV	166,263	17,431,013
Tesla, Inc. (a) (b)	100,099	31,165,824

		48,596,837

Banks—1.4%
First Republic Bank	88,436	7,662,095
JPMorgan Chase & Co.	251,919	26,940,218

		34,602,313

Biotechnology—4.6%
Alexion Pharmaceuticals, Inc. (b)	226,184	27,049,344
Alnylam Pharmaceuticals, Inc. (b)	82,232	10,447,576
Biogen, Inc. (b)	57,293	18,251,831
Celgene Corp. (b)	94,634	9,876,004
Incyte Corp. (b)	134,100	12,700,611
Vertex Pharmaceuticals, Inc. (b)	243,128	36,435,162

		114,760,528

Building Products—0.5%
Fortune Brands Home & Security, Inc.	191,964	13,138,016

Capital Markets—3.7%
Intercontinental Exchange, Inc.	311,740	21,996,374
Morgan Stanley	622,600	32,667,822
State Street Corp.	123,500	12,054,835
TD Ameritrade Holding Corp.	517,723	26,471,177

		93,190,208

Electric Utilities—0.7%
NextEra Energy, Inc.	117,900	18,414,801

Electrical Equipment—0.9%
Acuity Brands, Inc. (a)	133,130	23,430,880

Equity Real Estate Investment Trusts—2.9%
American Tower Corp.	147,500	21,043,825
Crown Castle International Corp. (a)	431,781	47,932,009
Equinix, Inc.	9,764	4,425,240

		73,401,074

Food Products—0.3%
Kraft Heinz Co. (The) (a)	89,800	6,982,848

Health Care Equipment & Supplies—5.0%
Becton Dickinson & Co.	197,941	$42,371,250
Danaher Corp.	120,100	11,147,682
Intuitive Surgical, Inc. (b)	94,400	34,450,336
Stryker Corp.	241,469	37,389,060

		125,358,328

Health Care Providers & Services—5.4%
Aetna, Inc.	21,079	3,802,441
Anthem, Inc.	120,900	27,203,709
Centene Corp. (b)	106,731	10,767,023
Cigna Corp.	125,854	25,559,689
Humana, Inc.	43,092	10,689,832
UnitedHealth Group, Inc.	261,600	57,672,336

		135,695,030

Hotels, Restaurants & Leisure—2.4%
Caesars Entertainment Corp. (a) (b)	1,144,814	14,481,897
Marriott International, Inc. - Class A	52,601	7,139,534
MGM Resorts International	166,320	5,553,425
Restaurant Brands International, Inc.	223,232	13,724,303
Yum! Brands, Inc.	236,300	19,284,443

		60,183,602

Industrial Conglomerates—2.0%
Honeywell International, Inc.	178,399	27,359,271
Roper Technologies, Inc.	88,651	22,960,609

		50,319,880

Insurance—0.8%
Chubb, Ltd.	136,400	19,932,132

Internet & Direct Marketing Retail—10.8%
Amazon.com, Inc. (b)	131,517	153,805,186
Netflix, Inc. (b)	118,600	22,766,456
Priceline Group, Inc. (The) (b)	54,540	94,776,340

		271,347,982

Internet Software & Services—13.5%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	401,428	69,218,230
Alphabet, Inc. - Class A (b)	61,270	64,541,818
Alphabet, Inc. - Class C (b)	66,202	69,273,773
Dropbox, Inc. - Class A (b) (c) (d) (e)	214,763	2,514,875
Facebook, Inc. - Class A (b)	579,710	102,295,626
Tencent Holdings, Ltd.	616,585	31,874,351

		339,718,673

IT Services—8.5%
Fidelity National Information Services, Inc.	192,700	18,131,143
Fiserv, Inc. (b)	150,203	19,696,119
MasterCard, Inc. - Class A	316,800	47,950,848
PayPal Holdings, Inc. (b)	533,996	39,312,786
Vantiv, Inc. - Class A (a) (b)	328,000	24,124,400
Visa, Inc. - Class A	554,020	63,169,360

		212,384,656

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.9%
Fortive Corp.	261,006	$18,883,784
Illinois Tool Works, Inc.	113,700	18,970,845
Wabtec Corp. (a)	107,901	8,786,378

		46,641,007

Multi-Utilities—0.5%
Sempra Energy	110,475	11,811,987

Multiline Retail—0.8%
Dollar General Corp.	110,250	10,254,353
Dollarama, Inc. (a)	73,587	9,193,984

		19,448,337

Pharmaceuticals—0.4%
Merck & Co., Inc.	116,200	6,538,574
Zoetis, Inc.	58,200	4,192,728

		10,731,302

Professional Services—1.5%
Equifax, Inc.	168,997	19,928,126
TransUnion (b)	329,585	18,113,992

		38,042,118

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	2,563	117,514

Semiconductors & Semiconductor Equipment—1.2%
ASML Holding NV (a)	45,400	7,891,428
Xilinx, Inc.	334,384	22,544,169

		30,435,597

Software—12.2%
Electronic Arts, Inc. (b)	210,200	22,083,612
Intuit, Inc.	217,697	34,348,232
Microsoft Corp.	1,268,525	108,509,628
Red Hat, Inc. (b)	82,500	9,908,250
Salesforce.com, Inc. (b)	307,360	31,421,413
ServiceNow, Inc. (b)	157,707	20,563,416
Symantec Corp.	1,138,261	31,939,604
VMware, Inc. - Class A (a) (b)	230,118	28,838,388
Workday, Inc. - Class A (a) (b)	182,065	18,523,293

		306,135,836

Specialty Retail—0.2%
Home Depot, Inc. (The)	24,100	4,567,673

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	917,798	155,318,956

Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. - Class B	131,100	8,200,305

Tobacco—1.9%
British American Tobacco plc	208,544	14,074,733
Philip Morris International, Inc.	322,017	34,021,096

		48,095,829

Water Utilities—0.5%
American Water Works Co., Inc.	143,100	13,092,219

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (b)	202,000	12,829,020

Total Common Stocks (Cost $1,744,578,958)		2,464,933,315

Convertible Preferred Stocks—1.1%

Internet Software & Services—0.6%
Airbnb, Inc. - Series D (b) (c) (d) (e)	97,047	10,289,893
Airbnb, Inc. - Series E (b) (c) (d) (e)	9,760	1,034,853
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d) (e)	91,053	4,637,521

		15,962,267

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (b) (c) (d) (e)	64,744	2,968,512

Software—0.4%
Magic Leap, Inc. - Series C (b) (c) (d) (e)	124,428	3,359,556
Magic Leap, Inc. - Series D (b) (c) (d) (e)	90,348	2,439,396
UBER Technologies, Inc. - Series G (b) (c) (d) (e)	98,227	3,386,612

		9,185,564

Total Convertible Preferred Stocks (Cost $19,582,412)		28,116,343

Corporate Bonds & Notes—0.3%

Lodging—0.3%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $5,801,535)	3,089,799	5,976,830

Short-Term Investments—0.5%

Mutual Funds—0.5%
T. Rowe Price Government Reserve Fund (f)	13,044,598	13,044,598

Total Short-Term Investments (Cost $13,044,598)		13,044,598

Securities Lending Reinvestments (g)—11.7%

Certificates of Deposit—4.0%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,987,499	1,995,580

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Agricultural Bank of China 1.870%, 02/15/18	3,500,000	$3,500,102
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (h)	3,000,000	2,999,889
Bank of Montreal 1.972%, 01/11/18	5,005,142	5,000,733
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (h)	3,000,000	3,000,186
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (h)	3,000,000	3,000,384
China Construction Bank 1.950%, 02/20/18	2,000,000	2,000,064
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (h)	4,000,000	4,000,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (h)	1,000,000	1,000,050
1.622%, 1M LIBOR + 0.190%, 05/11/18 (h)	1,750,000	1,750,011
1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	1,750,000	1,750,103
KBC Bank NV 1.550%, 01/29/18	5,000,000	5,000,000
1.570%, 02/12/18	2,000,000	1,999,720
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (h)	5,000,000	4,999,520
1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	1,600,000	1,599,957
1.769%, 1M LIBOR + 0.200%, 05/30/18 (h)	2,500,000	2,499,805
Mizuho Bank, Ltd., New York 1.769%, 1M LIBOR + 0.200%, 05/29/18 (h)	5,000,000	4,999,610
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (h)	6,000,000	6,000,156
Norinchukin Bank New York 1.539%, 1M LIBOR + 0.160%, 04/05/18 (h)	1,000,000	999,964
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (h)	2,500,000	2,499,915
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (h)	5,000,000	5,002,045
Standard Chartered plc 1.460%, 02/02/18	2,500,000	2,499,680
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (h)	1,500,000	1,498,410
1.741%, 1M LIBOR + 0.230%, 05/21/18 (h)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (h)	5,000,000	4,999,220
1.844%, 1M LIBOR + 0.280%, 07/30/18 (h)	2,500,000	2,500,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (h)	3,000,000	3,000,300
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (h)	2,000,000	1,999,912
1.800%, 1M LIBOR + 0.340%, 03/13/18 (h)	8,000,000	8,002,752
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (h)	6,000,000	5,999,544

		101,097,612

Commercial Paper—2.3%
Bank of China, Ltd. 1.900%, 02/12/18	7,973,822	7,984,376
Canadian Imperial Bank 1.700%, 03/19/18	2,986,683	2,989,329
China Construction Bank 1.700%, 01/24/18	4,988,431	4,994,375

Commercial Paper—(Continued)
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (h)	8,000,000	8,000,592
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	7,971,804	7,980,608
Macquarie Bank, Ltd., London 1.620%, 03/06/18	2,489,875	2,492,952
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (h)	3,000,000	2,999,802
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (h)	6,000,000	6,001,296
1.750%, 03/08/18	2,489,913	2,493,040
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (h)	7,000,000	6,999,804

		57,919,184

Repurchase Agreements—4.0%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $2,444,635 on 01/02/18, collateralized by $2,470,028 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $2,495,097.	2,444,163	2,444,163
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $20,003,111 on 01/02/18, collateralized by $18,024,624 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $20,400,003.	20,000,000	20,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,535,460 on 04/02/18, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $38,508,128 on 01/02/18, collateralized by $39,655,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $39,270,205.	38,500,000	38,500,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,000,211 on 01/02/18, collateralized by $1,026,010 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $1,020,004.	1,000,000	1,000,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $4,651,100 on 04/03/18, collateralized by $29,219 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $5,116,218.	4,600,000	4,600,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $7,600,142 on 04/02/18, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	7,500,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $3,600,169 on 04/02/18, collateralized by various Common Stock with a value of $3,850,001.	3,500,000	3,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $9,836,574 on 01/02/18, collateralized by $29,659,023 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $10,031,703.	9,835,000	$9,835,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $5,032,511 on 01/02/18, collateralized by various Common Stock with a value of $5,568,262.	5,000,000	5,000,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $7,347,158 on 01/02/18, collateralized by various Common Stock with a value of $8,129,663.	7,300,000	7,300,000

		101,179,163

Time Deposits—1.4%
Australia New Zealand Bank 1.330%, 01/02/18	11,500,000	11,500,000
Bank of Montreal 1.400%, 01/03/18	2,000,000	2,000,000
Canadian Imperial Bank 1.330%, 01/02/18	3,500,000	3,500,000
Nordea Bank New York 1.300%, 01/02/18	2,600,000	2,600,000
OP Corporate Bank plc 1.990%, 01/12/18	3,500,000	3,500,000
Royal Bank of Canada New York 1.350%, 01/02/18	6,750,000	6,750,000
Standard Chartered plc 1.490%, 01/02/18	4,725,000	4,725,000

		34,575,000

Total Securities Lending Reinvestments (Cost $294,762,835)		294,770,959

Total Investments—111.8% (Cost $2,077,770,338)		2,806,842,045
Other assets and liabilities (net)—(11.8)%		(295,183,561)

Net Assets—100.0%		$2,511,658,484

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $287,298,033 and the collateral received consisted of cash in the amount of $294,725,866. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 1.2% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $30,748,732, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,078	$10,289,893
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	1,034,853
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	2,514,875
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	3,359,556
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	2,439,396
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,747	3,386,612
WeWork Cos., Inc. - Class A	06/23/15	2,563	84,296	117,514
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,402	2,968,512
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,637,521

				$30,748,732

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$65,905,897	$—	$—	$65,905,897
Airlines	44,136,393	—	—	44,136,393
Auto Components	7,965,537	—	—	7,965,537
Automobiles	48,596,837	—	—	48,596,837
Banks	34,602,313	—	—	34,602,313
Biotechnology	114,760,528	—	—	114,760,528
Building Products	13,138,016	—	—	13,138,016
Capital Markets	93,190,208	—	—	93,190,208
Electric Utilities	18,414,801	—	—	18,414,801
Electrical Equipment	23,430,880	—	—	23,430,880
Equity Real Estate Investment Trusts	73,401,074	—	—	73,401,074
Food Products	6,982,848	—	—	6,982,848
Health Care Equipment & Supplies	125,358,328	—	—	125,358,328
Health Care Providers & Services	135,695,030	—	—	135,695,030
Hotels, Restaurants & Leisure	60,183,602	—	—	60,183,602
Industrial Conglomerates	50,319,880	—	—	50,319,880
Insurance	19,932,132	—	—	19,932,132
Internet & Direct Marketing Retail	271,347,982	—	—	271,347,982
Internet Software & Services	305,329,447	31,874,351	2,514,875	339,718,673
IT Services	212,384,656	—	—	212,384,656
Machinery	46,641,007	—	—	46,641,007
Multi-Utilities	11,811,987	—	—	11,811,987
Multiline Retail	19,448,337	—	—	19,448,337
Pharmaceuticals	10,731,302	—	—	10,731,302
Professional Services	38,042,118	—	—	38,042,118
Real Estate Management & Development	—	—	117,514	117,514
Semiconductors & Semiconductor Equipment	30,435,597	—	—	30,435,597
Software	306,135,836	—	—	306,135,836
Specialty Retail	4,567,673	—	—	4,567,673
Technology Hardware, Storage & Peripherals	155,318,956	—	—	155,318,956
Textiles, Apparel & Luxury Goods	8,200,305	—	—	8,200,305
Tobacco	34,021,096	14,074,733	—	48,095,829
Water Utilities	13,092,219	—	—	13,092,219
Wireless Telecommunication Services	12,829,020	—	—	12,829,020
Total Common Stocks	2,416,351,842	45,949,084	2,632,389	2,464,933,315
Total Convertible Preferred Stocks*	—	—	28,116,343	28,116,343
Total Corporate Bonds & Notes*	—	5,976,830	—	5,976,830
Total Short-Term Investments*	13,044,598	—	—	13,044,598
Total Securities Lending Reinvestments*	—	294,770,959	—	294,770,959
Total Investments	$2,429,396,440	$346,696,873	$30,748,732	$2,806,842,045

Collateral for Securities Loaned (Liability)	$—	$(294,725,866)	$—	$(294,725,866)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2016	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Transfer Out	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2017
Common Stocks
Internet Software & Services	$2,061,725	$—	$453,150	$—	$—	$—	$2,514,875	$453,150
Real Estate Management & Development	233,248	87,715	36,742	—	(240,191)	—	117,514	36,742
Convertible Preferred Stocks
Internet Software & Services	14,705,040	—	1,257,227	—	—	—	15,962,267	1,257,227
Real Estate Management & Development	2,097,705	—	870,807	—	—	—	2,968,512	870,807
Software	10,999,125	—	(910,529)	2,439,396	—	(3,342,428)	9,185,564	(910,529)

	$30,096,843	$87,715	$1,707,397	$2,439,396	$(240,191)	$(3,342,428)	$30,748,732	$1,707,397

	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$2,514,875	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase

		Market Aligned Multiples	Enterprise Value/Gross Profit	6.6x	6.6x	6.6x	Increase
			Enterprise Value/Sales	6.3x	6.3x	6.3x	Increase
			Enterprise Value/Forward Sales	5.1x	5.1x	5.1x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease

Real Estate Management & Development	117,514	Market Transaction Method	Precedent Transactions	$26.00	$51.81	$45.85	Increase

Convertible Preferred Stocks
Internet Software & Services	11,324,746	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase

		Comparable Company Analysis	Enterprise Value/Revenue	10.1x	10.1x	10.1x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

	4,637,521	Market Transaction Method	Precedent Transaction	$50.93	$50.93	$50.93	Increase

Real Estate Management & Development	2,968,512	Market Transaction Method	Precedent Transactions	$26.00	$51.81	$45.85	Increase

Software	5,798,952	Market Transaction Method	Precedent Transaction	$27.00	$27.00	$27.00	Increase

	3,386,612	Market Transaction Method	Precedent Transactions	$32.97	$48.78	$34.48	Increase

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,793,797,447
Affiliated investments at value (c)	13,044,598
Receivable for:
Investments sold	911,857
Fund shares sold	182,554
Dividends and interest	1,126,657
Dividends on affiliated investments	15,926
Prepaid expenses	6,523

Total Assets	2,809,085,562
Liabilities
Collateral for securities loaned	294,725,866
Payables for:
Affiliated investments purchased	16,676
Fund shares redeemed	1,023,598
Accrued Expenses:
Management fees	1,124,233
Distribution and service fees	192,185
Deferred trustees’ fees	145,572
Other expenses	198,948

Total Liabilities	297,427,078

Net Assets	$2,511,658,484

Net Assets Consist of:
Paid in surplus	$1,341,687,041
Undistributed net investment income	7,648,501
Accumulated net realized gain	433,250,780
Unrealized appreciation on investments and foreign currency transactions	729,072,162

Net Assets	$2,511,658,484

Net Assets
Class A	$1,594,590,904
Class B	874,855,173
Class E	42,212,407
Capital Shares Outstanding*
Class A	62,937,610
Class B	35,181,154
Class E	1,681,402
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$25.34
Class B	24.87
Class E	25.11

* The Portfolio is authorized to issue an unlimited number of shares.
(a) Identified cost of investments, excluding affiliated investments, was $2,064,725,740.
(b) Includes securities loaned at value of $287,298,033.
(c) Identified cost of affiliated investments was $13,044,598.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$21,661,323
Dividends from affiliated investments	259,483
Interest	38,530
Securities lending income	1,869,532

Total investment income	23,828,868
Expenses
Management fees	14,587,041
Administration fees	76,585
Custodian and accounting fees	160,930
Distribution and service fees—Class B	2,037,958
Distribution and service fees—Class E	60,693
Audit and tax services	48,238
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	159,728
Insurance	15,656
Miscellaneous	28,513

Total expenses	17,267,715
Less management fee waiver	(1,531,610)
Less broker commission recapture	(12,196)

Net expenses	15,723,909

Net Investment Income	8,104,959

Net Realized and Unrealized Gain
Net realized gain on:
Investments	438,533,350
Foreign currency transactions	3,187

Net realized gain	438,536,537

Net change in unrealized appreciation on:
Investments	249,563,858
Foreign currency transactions	7,270

Net change in unrealized appreciation	249,571,128

Net realized and unrealized gain	688,107,665

Net Increase in Net Assets From Operations	$696,212,624

(a) Net of foreign withholding taxes of $31,677.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,104,959	$5,696,655
Net realized gain	438,536,537	140,270,298
Net change in unrealized appreciation (depreciation)	249,571,128	(107,839,673)

Increase in net assets from operations	696,212,624	38,127,280

From Distributions to Shareholders
Net investment income
Class A	(4,707,453)	(883,202)
Class B	(690,425)	0
Class E	(68,054)	0
Net realized capital gains
Class A	(92,776,055)	(183,909,807)
Class B	(48,985,683)	(89,221,445)
Class E	(2,414,230)	(4,487,412)

Total distributions	(149,641,900)	(278,501,866)

Increase (decrease) in net assets from capital share transactions	(255,810,822)	129,445,154

Total increase (decrease) in net assets	290,759,902	(110,929,432)

Net Assets
Beginning of period	2,220,898,582	2,331,828,014

End of period	$2,511,658,484	$2,220,898,582

Undistributed net investment income
End of period	$7,648,501	$4,788,471

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,123,384	$26,033,368	1,949,795	$40,317,524
Reinvestments	4,315,339	97,483,508	9,829,415	184,793,009
Redemptions	(15,467,076)	(358,976,021)	(6,686,028)	(135,065,085)

Net increase (decrease)	(10,028,353)	$(235,459,145)	5,093,182	$90,045,448

Class B
Sales	3,239,197	$74,238,132	4,906,830	$98,323,462
Reinvestments	2,236,655	49,676,108	4,822,781	89,221,445
Redemptions	(6,233,618)	(142,249,231)	(7,341,814)	(147,929,049)

Net increase (decrease)	(757,766)	$(18,334,991)	2,387,797	$39,615,858

Class E
Sales	120,859	$2,766,535	127,839	$2,565,477
Reinvestments	110,767	2,482,284	240,483	4,487,412
Redemptions	(311,052)	(7,265,505)	(359,311)	(7,269,041)

Net increase (decrease)	(79,426)	$(2,016,686)	9,011	$(216,152)

Increase (decrease) derived from capital shares transactions		$(255,810,822)		$129,445,154

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.18	$22.70	$24.76	$24.51	$17.67

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.07 (b)	0.04	0.04	0.03
Net realized and unrealized gain on investments	6.55	0.13	2.55	1.94	6.87

Total from investment operations	6.65	0.20	2.59	1.98	6.90

Less Distributions
Distributions from net investment income	(0.07)	(0.01)	(0.04)	(0.02)	(0.06)
Distributions from net realized capital gains	(1.42)	(2.71)	(4.61)	(1.71)	0.00

Total distributions	(1.49)	(2.72)	(4.65)	(1.73)	(0.06)

Net Asset Value, End of Period	$25.34	$20.18	$22.70	$24.76	$24.51

Total Return (%) (c)	33.86	1.76	10.78	9.09	39.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.62	0.63	0.63
Net ratio of expenses to average net assets (%) (d) (e)	0.56	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	0.42	0.34 (b)	0.16	0.15	0.14
Portfolio turnover rate (%)	49	42	35	34	41
Net assets, end of period (in millions)	$1,594.6	$1,472.7	$1,540.8	$1,710.2	$2,007.8

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.84	$22.40	$24.51	$24.32	$17.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.02 (b)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain on investments	6.43	0.13	2.52	1.92	6.83

Total from investment operations	6.47	0.15	2.50	1.90	6.80

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.42)	(2.71)	(4.61)	(1.71)	0.00

Total distributions	(1.44)	(2.71)	(4.61)	(1.71)	(0.02)

Net Asset Value, End of Period	$24.87	$19.84	$22.40	$24.51	$24.32

Total Return (%) (c)	33.47	1.53	10.51	8.83	38.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (d) (e)	0.81	0.83	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	0.17	0.09 (b)	(0.09)	(0.09)	(0.12)
Portfolio turnover rate (%)	49	42	35	34	41
Net assets, end of period (in millions)	$874.9	$712.9	$751.5	$642.4	$615.0
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014		2013
Net Asset Value, Beginning of Period	$20.01	$22.55		$24.62	$24.40		$17.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.04	(b)	0.00 (f)	0.00	(f)	(0.01)
Net realized and unrealized gain on investments	6.50	0.13		2.54	1.93		6.84

Total from investment operations	6.56	0.17		2.54	1.93		6.83

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	0.00		(0.03)
Distributions from net realized capital gains	(1.42)	(2.71)		(4.61)	(1.71)		0.00

Total distributions	(1.46)	(2.71)		(4.61)	(1.71)		(0.03)

Net Asset Value, End of Period	$25.11	$20.01		$22.55	$24.62		$24.40

Total Return (%) (c)	33.66	1.61		10.63	8.93		38.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77		0.77	0.78		0.78
Net ratio of expenses to average net assets (%) (d) (e)	0.71	0.73		0.73	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	0.27	0.19	(b)	0.01	0.00	(g)	(0.03)
Portfolio turnover rate (%)	49	42		35	34		41
Net assets, end of period (in millions)	$42.2	$35.2		$39.5	$38.1		$40.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for the years ended December 31, 2017 through 2013 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income was less than $0.01.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $101,179,163. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,162,759,619	$0	$1,553,492,342

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $3,242,261 in purchases and $4,347,653 in sales of investments, which are included above, and resulted in realized gain of $879,789.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$14,587,041	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period June 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	On the next $50 million
0.060%	On the next $900 million
0.035%	On the next $500 million
0.050%	On amounts in excess of $1.5 billion

Prior to June 1, 2017 Brighthouse Investment Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceeded $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

Amounts waived for the year ended December 31, 2017 amounted to $896,640 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2017 amounted to $634,970 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Ending Value as of December 31, 2017	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Government Reserve Fund	$16,421,964	$533,803,915	$(537,181,281)	$13,044,598	$259,483	13,044,598

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,081,548,957
Gross unrealized appreciation	739,489,223
Gross unrealized depreciation	(14,196,135)

Net unrealized appreciation (depreciation)	$725,293,088

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$5,465,932	$883,202	$144,175,968	$277,618,664	$149,641,900	$278,501,866

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,137,605	$427,685,870	$725,293,544	$—	$1,170,117,019

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 22.88%, 22.53%, 22.70%, and 22.46%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 21.46%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to future economic growth.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark for the one-year period ended December 31, 2017. Stock selection was the primary driver of relative outperformance, though overall allocation also positively contributed. Information Technology (“IT”), Real Estate, Energy, and Consumer Discretionary contributed to performance due primarily to stock choices, though a small underweight in Energy also positively contributed. Weak stock selection in Consumer Staples and Health Care detracted from relative performance.

The top contributing sector for the year was IT, due primarily to stock selection. Coherent, which drove relative returns in the sector, is a leading manufacturer of specialty laser diodes and equipment. Shares gained as robust revenues and a bigger selection of products drove margin expansion. Take-Two Interactive Software, a video game developer and publisher, had continued success due to the popularity of Grand Theft Auto and the launch of NBA 2K18, which drove record topline results with digital recurrent revenue gaining momentum. Finally, Cognex, which designs and assembles end-to-end machine vision systems for factory automation and logistics applications, also had strong results over the period.

The Portfolio’s positive stock selection in Real Estate also contributed to relative performance. CoreSite Realty is a real estate investment trust engaging in the business of data center ownership, acquisition, construction, and operation. Robust demand for data centers in edge markets, fueled by cloud adoption, mobility, and expanding digital content, provided strong organic revenue growth, causing shares to rise over the period.

Additionally, Energy contributed to outperformance, due to both stock selection and an underweight allocation as this was the worst-performing sector during the period. Diamondback Energy was a notable holding in the sector that performed well during the period.

Stock selection in Consumer Discretionary was also a source of relative strength. Pinnacle Entertainment, an owner, operator, and developer of casinos and related hospitality, performed well for the period. Margin expansion by way of cost controls, share repurchases, voluntary debt repayment, and speculation around a merger with Penn National Gaming caused shares to climb.

The Consumer Staples sector was an area of relative weakness, due to stock selection. Casey’s General Stores had a notable impact on overall results for this group. Stock selection in Health Care also detracted from relative performance, though its impact was partially offset by an overweight allocation to the sector.

The Portfolio ended the year with an overweight to the Real Estate, Industrials and Business Services, and Health Care sectors. Portfolio holdings among Energy, Consumer Discretionary, Utilities, Materials, and Consumer Staples were roughly in line with the benchmark. The Portfolio was underweight the benchmark in the IT, Financials, and Telecommunication Services sectors.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	22.88	16.86	11.91	—
Class B	22.53	16.57	11.64	—
Class E	22.70	16.68	11.75	—
Class G	22.46	—	—	11.67
MSCI U.S. Small Cap Growth Index	21.46	15.11	10.03	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
Coherent, Inc.	1.0
Teledyne Technologies, Inc.	1.0
Take-Two Interactive Software, Inc.	0.9
XPO Logistics, Inc.	0.9
Burlington Stores, Inc.	0.9
Align Technology, Inc.	0.9
Nektar Therapeutics	0.9
Cboe Global Markets, Inc.	0.8
Vail Resorts, Inc.	0.8
HEICO Corp.- Class A	0.8

Top Sectors

% of Net Assets
Information Technology	22.8
Health Care	20.8
Industrials	18.3
Consumer Discretionary	15.3
Financials	6.4
Materials	5.3
Real Estate	4.0
Energy	3.3
Consumer Staples	3.0
Utilities	0.4

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.48%	$1,000.00	$1,106.70	$2.55
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,104.80	$3.87
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,105.30	$3.34
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class G (a)	Actual	0.78%	$1,000.00	$1,104.40	$4.14
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.4%
Aerojet Rocketdyne Holdings, Inc. (a)	184,606	$5,759,707
BWX Technologies, Inc.	140,633	8,506,890
Curtiss-Wright Corp.	70,159	8,548,874
Esterline Technologies Corp. (a)	21,308	1,591,708
HEICO Corp. - Class A	149,221	11,795,920
Hexcel Corp.	92,470	5,719,269
Moog, Inc. - Class A (a)	103,063	8,951,022
Teledyne Technologies, Inc. (a)	77,546	14,047,458

		64,920,848

Air Freight & Logistics—0.9%
XPO Logistics, Inc. (a)	146,521	13,419,858

Airlines—0.1%
Hawaiian Holdings, Inc.	35,800	1,426,630

Auto Components—1.5%
Cooper-Standard Holdings, Inc. (a)	43,097	5,279,382
LCI Industries	48,590	6,316,700
Tenneco, Inc.	77,270	4,523,386
Visteon Corp. (a)	41,200	5,155,768

		21,275,236

Banks—2.0%
Ameris Bancorp	73,993	3,566,463
CenterState Bank Corp.	219,028	5,635,590
First Bancorp	106,200	3,749,922
Hilltop Holdings, Inc.	112,016	2,837,365
Signature Bank (a)	32,469	4,456,695
SVB Financial Group (a)	35,991	8,413,616

		28,659,651

Beverages—0.5%
Boston Beer Co., Inc. (The) - Class A (a)	20,966	4,006,603
Coca-Cola Bottling Co. Consolidated	18,500	3,982,310

		7,988,913

Biotechnology—6.7%
ACADIA Pharmaceuticals, Inc. (a)	82,588	2,486,725
Acceleron Pharma, Inc. (a)	32,667	1,386,387
Acorda Therapeutics, Inc. (a) (b)	18,023	386,593
Agios Pharmaceuticals, Inc. (a)	41,505	2,372,841
Alkermes plc (a) (b)	24,485	1,340,064
Alnylam Pharmaceuticals, Inc. (a) (b)	22,984	2,920,117
AMAG Pharmaceuticals, Inc. (a)	24,884	329,713
Amicus Therapeutics, Inc. (a)	88,600	1,274,954
Bellicum Pharmaceuticals, Inc. (a)	27,392	230,367
BioMarin Pharmaceutical, Inc. (a)	12,521	1,116,497
Bioverativ, Inc. (a)	117,964	6,360,619
Bluebird Bio, Inc. (a)	44,067	7,848,333
Blueprint Medicines Corp. (a)	52,917	3,990,471
Clovis Oncology, Inc. (a)	49,200	3,345,600
Exelixis, Inc. (a)	178,467	5,425,397
FibroGen, Inc. (a)	52,900	2,507,460
Incyte Corp. (a)	30,203	2,860,526
Insmed, Inc. (a)	141,984	4,427,061

Biotechnology—(Continued)
Ionis Pharmaceuticals, Inc. (a)	39,886	2,006,266
Ironwood Pharmaceuticals, Inc. (a)	153,980	2,308,160
Ligand Pharmaceuticals, Inc. (a)	42,168	5,774,064
Loxo Oncology, Inc. (a)	21,900	1,843,542
Neurocrine Biosciences, Inc. (a) (b)	101,134	7,846,987
Prothena Corp. plc (a)	39,987	1,499,113
Radius Health, Inc. (a) (b)	40,123	1,274,708
Repligen Corp. (a)	71,231	2,584,261
Sage Therapeutics, Inc. (a)	42,338	6,973,492
Sarepta Therapeutics, Inc. (a)	31,700	1,763,788
Seattle Genetics, Inc. (a)	42,212	2,258,342
Spark Therapeutics, Inc. (a)	46,718	2,402,239
TESARO, Inc. (a) (b)	39,995	3,314,386
Ultragenyx Pharmaceutical, Inc. (a)	38,497	1,785,491
United Therapeutics Corp. (a)	16,980	2,512,191
Xencor, Inc. (a)	52,000	1,139,840

		97,896,595

Building Products—1.5%
AAON, Inc.	88,708	3,255,584
JELD-WEN Holding, Inc. (a)	44,300	1,744,091
Lennox International, Inc.	45,482	9,472,081
Patrick Industries, Inc. (a)	112,135	7,787,776

		22,259,532

Capital Markets—2.8%
Cboe Global Markets, Inc.	98,116	12,224,273
E*Trade Financial Corp. (a)	106,465	5,277,470
FactSet Research Systems, Inc.	11,682	2,251,822
Financial Engines, Inc.	59,880	1,814,364
MarketAxess Holdings, Inc.	53,195	10,732,091
MSCI, Inc.	62,416	7,898,121

		40,198,141

Chemicals—3.4%
AdvanSix, Inc. (a)	90,708	3,816,086
Chase Corp.	46,305	5,579,753
GCP Applied Technologies, Inc. (a)	149,148	4,757,821
Ingevity Corp. (a)	87,368	6,156,823
Innospec, Inc.	62,078	4,382,707
Minerals Technologies, Inc.	59,331	4,084,939
NewMarket Corp.	10,791	4,288,235
PolyOne Corp.	132,429	5,760,661
Scotts Miracle-Gro Co. (The)	74,700	7,992,153
Stepan Co.	33,000	2,606,010

		49,425,188

Commercial Services & Supplies—2.0%
Advanced Disposal Services, Inc. (a)	123,648	2,960,133
Casella Waste Systems, Inc. - Class A (a)	233,900	5,384,378
Clean Harbors, Inc. (a)	28,965	1,569,903
Healthcare Services Group, Inc. (b)	116,012	6,116,153
Rollins, Inc. (b)	182,400	8,487,072
U.S. Ecology, Inc.	80,314	4,096,014

		28,613,653

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.9%
ARRIS International plc (a)	144,607	$3,714,954
EchoStar Corp. - Class A (a)	52,062	3,118,514
NetScout Systems, Inc. (a)	76,469	2,328,481
Plantronics, Inc.	72,562	3,655,673

		12,817,622

Construction & Engineering—0.1%
Valmont Industries, Inc.	12,091	2,005,292

Construction Materials—0.4%
Eagle Materials, Inc.	45,900	5,200,470

Consumer Finance—0.4%
PRA Group, Inc. (a) (b)	92,987	3,087,168
SLM Corp. (a)	262,100	2,961,730

		6,048,898

Containers & Packaging—1.1%
Berry Global Group, Inc. (a)	195,397	11,463,942
Graphic Packaging Holding Co.	342,519	5,291,919

		16,755,861

Distributors—0.7%
Pool Corp.	78,885	10,227,440

Diversified Consumer Services—1.8%
Bright Horizons Family Solutions, Inc. (a)	20,077	1,887,238
Capella Education Co.	56,758	4,393,069
Service Corp. International	265,832	9,920,850
ServiceMaster Global Holdings, Inc. (a)	143,107	7,337,096
Sotheby’s (a)	58,009	2,993,265

		26,531,518

Electrical Equipment—0.6%
Atkore International Group, Inc. (a)	139,800	2,998,710
AZZ, Inc.	54,229	2,771,102
Generac Holdings, Inc. (a)	51,702	2,560,283

		8,330,095

Electronic Equipment, Instruments & Components—3.2%
Cognex Corp.	159,190	9,736,060
Coherent, Inc. (a)	50,043	14,123,135
Littelfuse, Inc.	33,000	6,528,060
Novanta, Inc. (a)	114,000	5,700,000
OSI Systems, Inc. (a)	44,154	2,842,635
Zebra Technologies Corp. - Class A (a)	71,900	7,463,220

		46,393,110

Energy Equipment & Services—0.6%
Dril-Quip, Inc. (a) (b)	38,432	1,833,207
Exterran Corp. (a)	82,400	2,590,656
Oceaneering International, Inc.	75,373	1,593,385
Oil States International, Inc. (a) (b)	63,647	1,801,210

Energy Equipment & Services—(Continued)
RPC, Inc.	65,100	1,662,003

		9,480,461

Equity Real Estate Investment Trusts—3.9%
CoreSite Realty Corp.	81,070	9,233,873
CubeSmart	129,471	3,744,301
CyrusOne, Inc.	141,055	8,397,004
DCT Industrial Trust, Inc.	71,300	4,191,014
Empire State Realty Trust, Inc. - Class A	204,938	4,207,377
Equity Lifestyle Properties, Inc.	87,444	7,784,265
First Industrial Realty Trust, Inc.	211,350	6,651,184
Forest City Realty Trust, Inc. - Class A	153,075	3,689,108
Pebblebrook Hotel Trust (b)	67,803	2,520,238
PS Business Parks, Inc.	35,511	4,442,071
Terreno Realty Corp.	77,117	2,703,722

		57,564,157

Food & Staples Retailing—0.6%
Casey’s General Stores, Inc. (b)	78,372	8,772,962

Food Products—1.4%
J&J Snack Foods Corp.	51,832	7,869,652
John B Sanfilippo & Son, Inc. (b)	38,495	2,434,809
Post Holdings, Inc. (a)	83,525	6,617,686
TreeHouse Foods, Inc. (a)	58,244	2,880,748

		19,802,895

Health Care Equipment & Supplies—5.3%
Align Technology, Inc. (a)	59,088	13,128,763
Cantel Medical Corp.	67,296	6,922,739
Cooper Cos., Inc. (The)	21,002	4,575,916
DexCom, Inc. (a) (b)	56,391	3,236,279
Glaukos Corp. (a)	48,491	1,243,794
Halyard Health, Inc. (a) (b)	61,188	2,825,662
ICU Medical, Inc. (a)	38,074	8,223,984
IDEXX Laboratories, Inc. (a)	35,591	5,565,721
Inogen, Inc. (a)	63,834	7,601,353
Masimo Corp. (a)	78,485	6,655,528
Natus Medical, Inc. (a)	68,472	2,615,630
NuVasive, Inc. (a)	73,185	4,280,591
Penumbra, Inc. (a)	34,369	3,234,123
West Pharmaceutical Services, Inc.	76,374	7,535,822

		77,645,905

Health Care Providers & Services—2.8%
BioTelemetry, Inc. (a)	70,600	2,110,940
Centene Corp. (a)	85,202	8,595,178
Chemed Corp.	30,700	7,460,714
Corvel Corp. (a)	41,049	2,171,492
Encompass Health Corp.	62,209	3,073,747
Molina Healthcare, Inc. (a)	59,100	4,531,788
U.S. Physical Therapy, Inc.	61,258	4,422,827
WellCare Health Plans, Inc. (a)	45,799	9,210,637

		41,577,323

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.7%
Omnicell, Inc. (a)	107,622	$5,219,667
Veeva Systems, Inc. - Class A (a)	85,962	4,751,979

		9,971,646

Hotels, Restaurants & Leisure—4.7%
Brinker International, Inc.	57,090	2,217,376
Cheesecake Factory, Inc. (The) (b)	54,949	2,647,443
Choice Hotels International, Inc.	36,568	2,837,677
Churchill Downs, Inc.	37,219	8,660,861
Denny’s Corp. (a)	368,719	4,881,840
Domino’s Pizza, Inc.	39,462	7,456,739
Hilton Grand Vacations, Inc. (a)	124,983	5,243,037
Jack in the Box, Inc.	46,477	4,559,858
Marriott Vacations Worldwide Corp.	23,112	3,124,973
Pinnacle Entertainment, Inc. (a)	280,757	9,189,177
Ruth’s Hospitality Group, Inc.	33,800	731,770
Six Flags Entertainment Corp. (b)	68,259	4,544,002
Vail Resorts, Inc.	56,381	11,979,271

		68,074,024

Household Durables—0.5%
Helen of Troy, Ltd. (a)	69,476	6,694,013

Household Products—0.3%
Spectrum Brands Holdings, Inc. (b)	40,795	4,585,358

Independent Power and Renewable Electricity Producers—0.4%
Ormat Technologies, Inc.	99,390	6,356,984

Insurance—0.6%
Heritage Insurance Holdings, Inc. (b)	47,817	861,662
Primerica, Inc.	77,309	7,850,729

		8,712,391

Internet & Direct Marketing Retail—1.0%
Liberty Expedia Holdings, Inc. - Class A (a)	99,075	4,391,995
Liberty TripAdvisor Holdings, Inc. - Class A (a)	102,864	969,493
Liberty Ventures - Series A (a)	120,914	6,558,375
Shutterfly, Inc. (a)	40,961	2,037,810

		13,957,673

Internet Software & Services—2.0%
CoStar Group, Inc. (a)	16,007	4,753,278
Envestnet, Inc. (a)	99,035	4,936,895
j2 Global, Inc. (b)	51,991	3,900,885
LogMeIn, Inc.	36,782	4,211,539
MercadoLibre, Inc.	14,391	4,528,272
Stamps.com, Inc. (a)	37,276	7,007,888

		29,338,757

IT Services—5.2%
Blackhawk Network Holdings, Inc. (a) (b)	77,652	2,768,294
Booz Allen Hamilton Holding Corp.	187,145	7,135,839
Broadridge Financial Solutions, Inc.	93,463	8,465,879
Cardtronics plc - Class A (a)	127,572	2,362,633

IT Services—(Continued)
CoreLogic, Inc. (a)	143,530	6,632,521
CSRA, Inc.	190,329	5,694,644
DST Systems, Inc.	112,812	7,002,241
Euronet Worldwide, Inc. (a)	86,298	7,272,332
Gartner, Inc. (a)	44,861	5,524,632
Jack Henry & Associates, Inc.	45,162	5,282,148
MAXIMUS, Inc.	146,234	10,467,430
Travelport Worldwide, Ltd.	55,189	721,320
WEX, Inc. (a)	49,274	6,958,967

		76,288,880

Leisure Products—0.4%
Brunswick Corp.	99,446	5,491,408

Life Sciences Tools & Services—2.1%
Bio-Rad Laboratories, Inc. - Class A (a)	23,289	5,558,386
Bruker Corp.	74,600	2,560,272
Cambrex Corp. (a)	96,263	4,620,624
Charles River Laboratories International, Inc. (a)	70,297	7,694,007
INC Research Holdings, Inc. - Class A (a)	87,386	3,810,029
PRA Health Sciences, Inc. (a)	68,637	6,250,771

		30,494,089

Machinery—4.9%
Chart Industries, Inc. (a)	35,962	1,685,179
Douglas Dynamics, Inc.	73,300	2,770,740
Graco, Inc.	182,877	8,269,698
IDEX Corp.	30,073	3,968,734
John Bean Technologies Corp.	86,661	9,602,039
Lincoln Electric Holdings, Inc.	37,172	3,404,212
Lydall, Inc. (a)	108,208	5,491,556
Middleby Corp. (The) (a)	42,598	5,748,600
Nordson Corp.	54,594	7,992,562
Standex International Corp.	21,502	2,189,979
Toro Co. (The)	169,885	11,081,598
Welbilt, Inc. (a)	148,367	3,488,108
Woodward, Inc.	77,457	5,928,559

		71,621,564

Marine—0.1%
Matson, Inc.	54,360	1,622,102

Media—1.9%
Cable One, Inc.	12,100	8,510,535
Gray Television, Inc. (a)	168,854	2,828,304
Lions Gate Entertainment Corp. - Class B (a)	165,233	5,244,495
Live Nation Entertainment, Inc. (a)	190,736	8,119,632
MSG Networks, Inc. - Class A (a)	176,000	3,564,000

		28,266,966

Metals & Mining—0.2%
Worthington Industries, Inc.	65,616	2,891,041

Multiline Retail—0.3%
Big Lots, Inc.	72,858	4,090,977

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.7%
Carrizo Oil & Gas, Inc. (a) (b)	55,028	$1,170,996
Diamondback Energy, Inc. (a) (b)	60,880	7,686,100
Matador Resources Co. (a)	227,934	7,095,586
Parsley Energy, Inc. - Class A (a)	91,628	2,697,528
PDC Energy, Inc. (a)	47,978	2,472,786
RSP Permian, Inc. (a)	168,246	6,844,247
World Fuel Services Corp.	103,418	2,910,183
WPX Energy, Inc. (a)	555,458	7,815,294

		38,692,720

Paper & Forest Products—0.2%
KapStone Paper and Packaging Corp.	115,435	2,619,220

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A	36,802	2,511,000

Pharmaceuticals—3.1%
Aerie Pharmaceuticals, Inc. (a)	47,112	2,814,942
Catalent, Inc. (a)	125,001	5,135,041
Depomed, Inc. (a)	150,974	1,215,341
Dermira, Inc. (a)	40,515	1,126,722
Innoviva, Inc. (a)	57,530	816,351
Jazz Pharmaceuticals plc (a)	13,291	1,789,633
MyoKardia, Inc. (a)	18,937	797,248
Nektar Therapeutics (a)	209,844	12,531,884
Pacira Pharmaceuticals, Inc. (a)	36,707	1,675,675
Phibro Animal Health Corp. - Class A	73,241	2,453,573
Prestige Brands Holdings, Inc. (a) (b)	141,078	6,265,274
Supernus Pharmaceuticals, Inc. (a)	111,434	4,440,645
TherapeuticsMD, Inc. (a) (b)	288,310	1,741,392
Theravance Biopharma, Inc. (a) (b)	75,114	2,094,929
WAVE Life Sciences, Ltd. (a) (b)	21,287	747,174

		45,645,824

Professional Services—1.6%
Dun & Bradstreet Corp. (The)	34,863	4,128,128
Exponent, Inc.	84,082	5,978,230
On Assignment, Inc. (a)	83,000	5,334,410
TransUnion (a)	139,361	7,659,281

		23,100,049

Real Estate Management & Development—0.1%
Kennedy-Wilson Holdings, Inc. (b)	85,053	1,475,670

Road & Rail—1.1%
Landstar System, Inc.	57,465	5,982,107
Old Dominion Freight Line, Inc.	71,746	9,438,186

		15,420,293

Semiconductors & Semiconductor Equipment—3.7%
Advanced Energy Industries, Inc. (a)	68,744	4,638,845
Cabot Microelectronics Corp.	28,583	2,689,089
Cavium, Inc. (a)	72,716	6,095,782
Cirrus Logic, Inc. (a)	126,374	6,553,756
Ichor Holdings, Ltd. (a)	50,100	1,232,460

Semiconductors & Semiconductor Equipment—(Continued)
Integrated Device Technology, Inc. (a)	208,772	6,206,791
MaxLinear, Inc. (a)	255,089	6,739,451
Microsemi Corp. (a)	169,794	8,769,860
MKS Instruments, Inc.	34,700	3,279,150
Nanometrics, Inc. (a)	68,000	1,694,560
Versum Materials, Inc.	169,209	6,404,561

		54,304,305

Software—7.4%
ACI Worldwide, Inc. (a)	157,369	3,567,555
Aspen Technology, Inc. (a)	101,468	6,717,182
Blackbaud, Inc.	101,524	9,593,003
CommVault Systems, Inc. (a)	73,971	3,883,478
Computer Modelling Group, Ltd.	79,725	608,878
Descartes Systems Group, Inc. (The) (a)	111,158	3,156,887
Ellie Mae, Inc. (a)	43,481	3,887,201
Fair Isaac Corp.	66,268	10,152,258
Fortinet, Inc. (a)	93,233	4,073,350
Manhattan Associates, Inc. (a)	115,723	5,732,917
Pegasystems, Inc.	119,895	5,653,049
Proofpoint, Inc. (a) (b)	66,401	5,897,073
PTC, Inc. (a)	86,968	5,285,045
Qualys, Inc. (a)	12,300	730,005
RealPage, Inc. (a)	80,000	3,544,000
SS&C Technologies Holdings, Inc.	202,880	8,212,582
Take-Two Interactive Software, Inc. (a)	122,516	13,449,806
Tyler Technologies, Inc. (a) (b)	46,551	8,241,855
Ultimate Software Group, Inc. (The) (a) (b)	26,824	5,853,802

		108,239,926

Specialty Retail—1.7%
Aaron’s, Inc.	30,361	1,209,886
Burlington Stores, Inc. (a)	107,566	13,233,845
Children’s Place, Inc. (The)	19,992	2,905,837
Murphy USA, Inc. (a) (b)	84,320	6,775,955
Sally Beauty Holdings, Inc. (a) (b)	66,345	1,244,632

		25,370,155

Technology Hardware, Storage & Peripherals—0.4%
Cray, Inc. (a)	37,080	897,336
NCR Corp. (a)	146,050	4,964,240

		5,861,576

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.	57,472	6,752,385
Steven Madden, Ltd. (a)	150,395	7,023,447

		13,775,832

Thrifts & Mortgage Finance—0.6%
MGIC Investment Corp. (a)	359,883	5,077,949
Radian Group, Inc.	199,582	4,113,385

		9,191,334

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.0%
Beacon Roofing Supply, Inc. (a)	70,950	$4,523,772
Univar, Inc. (a)	167,908	5,198,432
Watsco, Inc.	26,971	4,586,149

		14,308,353

Total Common Stocks (Cost $1,010,773,820)		1,454,212,384

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (c) (d) (e) (Cost $146,631)	132,100	416,643

Short-Term Investments—0.3%

Mutual Funds—0.3%
T. Rowe Price Government Reserve Fund (f)	4,409,313	4,409,313

Total Short-Term Investments (Cost $4,409,313)		4,409,313

Securities Lending Reinvestments (g)—3.6%

Certificates of Deposit—2.1%
Agricultural Bank of China 1.870%, 02/15/18	1,500,000	1,500,043
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (h)	1,500,000	1,499,895
Bank of Montreal 1.972%, 01/11/18	1,001,028	1,000,147
Chiba Bank, Ltd., New York 1.560%, 02/07/18	2,000,000	1,999,754
China Construction Bank 1.950%, 02/20/18	1,500,000	1,500,048
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (h)	1,750,000	1,750,000
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (h)	1,000,000	1,000,006
1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	1,500,000	1,500,088
Danske Bank A/S 1.680%, 03/19/18	1,500,000	1,499,850
KBC Bank NV 1.550%, 01/29/18	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.681%, 1M LIBOR + 0.190%, 04/16/18 (h)	1,000,000	999,973
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (h)	500,000	499,988
1.691%, 1M LIBOR + 0.200%, 04/18/18 (h)	1,500,000	1,499,789
1.769%, 1M LIBOR + 0.200%, 05/29/18 (h)	500,000	499,961
Standard Chartered plc 1.752%, 01/23/18	1,500,075	1,500,002
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (h)	500,000	499,470

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (h)	2,000,000	1,999,688
1.754%, 1M LIBOR + 0.190%, 04/26/18 (h)	1,500,000	1,499,988
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (h)	5,000,000	4,999,780
Wells Fargo Bank N.A. 1.511%, 3M LIBOR + 0.140%, 10/26/18 (h)	1,500,000	1,501,373

		30,749,843

Commercial Paper—0.9%
Bank of China, Ltd. 1.900%, 02/12/18	1,993,456	1,996,094
Canadian Imperial Bank 1.700%, 03/19/18	1,991,122	1,992,886
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	1,494,713	1,496,364
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (h)	1,000,000	999,793
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,493,925	1,495,772
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (h)	2,000,000	1,999,868
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (h)	1,500,000	1,500,324
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (h)	1,000,000	999,972

		12,481,073

Repurchase Agreements—0.5%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $196,031 on 01/02/18, collateralized by $198,067 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $200,077.	195,993	195,993
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,023,640 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,011,109 on 04/03/18, collateralized by $6,352 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $1,112,221.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $4,731,651 on 04/02/18, collateralized by various Common Stock with a value of $5,060,001.	4,600,000	4,600,000

		6,795,993

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Time Deposit—0.1%
Royal Bank of Canada New York 1.350%, 01/02/18	750,000	$750,000

Total Securities Lending Reinvestments (Cost $50,776,053)		50,776,909

Total Investments—103.5% (Cost $1,066,105,817)		1,509,815,249
Other assets and liabilities (net)—(3.5)%		(50,519,015)

Net Assets—100.0%		$1,459,296,234

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $49,610,782 and the collateral received consisted of cash in the amount of $50,770,313. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of December 31, 2017, these securities represent 0.0% of net assets.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,454,212,384	$—	$—	$1,454,212,384
Total Rights*	—	—	416,643	416,643
Total Short-Term Investments*	4,409,313	—	—	4,409,313
Total Securities Lending Reinvestments*	—	50,776,909	—	50,776,909
Total Investments	$1,458,621,697	$50,776,909	$416,643	$1,509,815,249

Collateral for Securities Loaned (Liability)	$—	$(50,770,313)	$—	$(50,770,313)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,505,405,936
Affiliated investments at value (c)	4,409,313
Cash denominated in foreign currencies (d)	5,391
Receivable for:
Investments sold	2,269,596
Fund shares sold	161,526
Dividends	800,845
Dividends on affiliated investments	5,749
Prepaid expenses	3,723

Total Assets	1,513,062,079
Liabilities
Collateral for securities loaned	50,770,313
Payables for:
Investments purchased	1,321,152
Fund shares redeemed	778,461
Accrued Expenses:
Management fees	551,287
Distribution and service fees	94,031
Deferred trustees’ fees	116,751
Other expenses	133,850

Total Liabilities	53,765,845

Net Assets	$1,459,296,234

Net Assets Consist of:
Paid in surplus	$895,604,852
Undistributed net investment income	1,173,859
Accumulated net realized gain	118,808,013
Unrealized appreciation on investments and foreign currency transactions	443,709,510

Net Assets	$1,459,296,234

Net Assets
Class A	$1,011,916,063
Class B	425,841,818
Class E	17,841,806
Class G	3,696,547
Capital Shares Outstanding*
Class A	40,985,574
Class B	18,440,584
Class E	755,640
Class G	165,519
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.69
Class B	23.09
Class E	23.61
Class G	22.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,061,696,504.
(b)	Includes securities loaned at value of $49,610,782.
(c)	Identified cost of affiliated investments was $4,409,313.
(d)	Identified cost of cash denominated in foreign currencies was $5,313.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$8,341,200
Dividends from affiliated investments	37,643
Securities lending income	1,066,124

Total investment income	9,444,967
Expenses
Management fees	6,492,881
Administration fees	43,852
Custodian and accounting fees	103,038
Distribution and service fees—Class B	1,022,073
Distribution and service fees—Class E	25,523
Distribution and service fees—Class G	9,842
Audit and tax services	43,542
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	131,353
Insurance	8,812
Miscellaneous	19,669

Total expenses	7,992,958
Less management fee waiver	(309,629)
Less broker commission recapture	(6,623)

Net expenses	7,676,706

Net Investment Income	1,768,261

Net Realized and Unrealized Gain
Net realized gain on:
Investments	120,974,469
Foreign currency transactions	678

Net realized gain	120,975,147

Net change in unrealized appreciation on:
Investments	160,653,213
Foreign currency transactions	251

Net change in unrealized appreciation	160,653,464

Net realized and unrealized gain	281,628,611

Net Increase in Net Assets From Operations	$283,396,872

(a)	Net of foreign withholding taxes of $7,234.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

			Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income			$1,768,261	$3,498,560
Net realized gain			120,975,147	82,250,998
Net change in unrealized appreciation			160,653,464	53,514,628

Increase in net assets from operations			283,396,872	139,264,186

From Distributions to Shareholders
Net investment income
Class A			(3,089,972)	(2,262,161)
Class B			(294,924)	(122,343)
Class E			(30,190)	(22,202)
Class G			(613)	0
Net realized capital gains
Class A			(57,061,492)	(107,740,208)
Class B			(25,529,362)	(49,111,904)
Class E			(1,045,321)	(2,012,509)
Class G			(212,153)	(310,878)

Total distributions			(87,264,027)	(161,582,205)

Increase (decrease) in net assets from capital share transactions			(21,037,249)	51,363,420

Total increase in net assets			175,095,596	29,045,401

Net Assets
Beginning of period			1,284,200,638	1,255,155,237

End of period			$1,459,296,234	$1,284,200,638

Undistributed net investment income
End of period			$1,173,859	$3,195,807

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,152,629	$73,254,051	1,981,592	$42,181,500
Reinvestments	2,702,222	60,151,464	5,702,560	110,002,369
Redemptions	(5,999,204)	(138,365,134)	(5,785,041)	(121,880,009)

Net increase (decrease)	(144,353)	$(4,959,619)	1,899,111	$30,303,860

Class B
Sales	1,199,386	$25,662,257	1,507,636	$29,367,915
Reinvestments	1,238,575	25,824,286	2,714,127	49,234,247
Redemptions	(3,128,573)	(67,558,402)	(3,007,893)	(58,496,856)

Net increase (decrease)	(690,612)	$(16,071,859)	1,213,870	$20,105,306

Class E
Sales	77,072	$1,676,736	68,010	$1,354,404
Reinvestments	50,493	1,075,511	109,925	2,034,711
Redemptions	(143,297)	(3,150,668)	(202,798)	(4,018,315)

Net decrease	(15,732)	$(398,421)	(24,863)	$(629,200)

Class G
Sales	25,130	$520,617	75,500	$1,413,250
Reinvestments	10,549	212,766	17,683	310,878
Redemptions	(16,462)	(340,733)	(7,445)	(140,674)

Net increase	19,217	$392,650	85,738	$1,583,454

Increase (decrease) derived from capital shares transactions		$(21,037,249)		$51,363,420

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$21.41	$22.01	$23.40	$23.77		$17.53

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.07 (b)	0.07	0.06		0.04
Net realized and unrealized gain on investments	4.70	2.20	0.71	1.35		7.37

Total from investment operations	4.75	2.27	0.78	1.41		7.41

Less Distributions
Distributions from net investment income	(0.08)	(0.06)	(0.03)	(0.00	)(c)	(0.07)
Distributions from net realized capital gains	(1.39)	(2.81)	(2.14)	(1.78)		(1.10)

Total distributions	(1.47)	(2.87)	(2.17)	(1.78)		(1.17)

Net Asset Value, End of Period	$24.69	$21.41	$22.01	$23.40		$23.77

Total Return (%) (d)	22.88	11.74	2.71	6.91		44.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.50	0.51		0.52
Net ratio of expenses to average net assets (%) (e)	0.48	0.48	0.48	0.48		0.49
Ratio of net investment income to average net assets (%)	0.20	0.36 (b)	0.28	0.25		0.21
Portfolio turnover rate (%)	22	22	27	25		29
Net assets, end of period (in millions)	$1,011.9	$880.8	$863.6	$938.5		$714.2

	Class B
	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$20.11	$20.84	$22.28	$22.77		$16.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.02 (b)	0.01	(0.00	)(f)	(0.01)
Net realized and unrealized gain on investments	4.40	2.07	0.69	1.29		7.07

Total from investment operations	4.39	2.09	0.70	1.29		7.06

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	0.00	0.00		(0.03)
Distributions from net realized capital gains	(1.39)	(2.81)	(2.14)	(1.78)		(1.10)

Total distributions	(1.41)	(2.82)	(2.14)	(1.78)		(1.13)

Net Asset Value, End of Period	$23.09	$20.11	$20.84	$22.28		$22.77

Total Return (%) (d)	22.53	11.48	2.46	6.65		44.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.76		0.77
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73	0.73		0.74
Ratio of net investment income (loss) to average net assets (%)	(0.05)	0.11 (b)	0.03	(0.01)		(0.05)
Portfolio turnover rate (%)	22	22	27	25		29
Net assets, end of period (in millions)	$425.8	$384.7	$373.4	$369.6		$373.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$20.54		$21.23	$22.63	$23.09		$17.06

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.04 (b)	0.03	0.02		0.01
Net realized and unrealized gain on investments	4.49		2.11	0.71	1.30		7.16

Total from investment operations	4.50		2.15	0.74	1.32		7.17

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	0.00	0.00		(0.04)
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	(1.78)		(1.10)

Total distributions	(1.43)		(2.84)	(2.14)	(1.78)		(1.14)

Net Asset Value, End of Period	$23.61		$20.54	$21.23	$22.63		$23.09

Total Return (%) (d)	22.70		11.55	2.61	6.69		44.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65		0.65	0.65	0.66		0.67
Net ratio of expenses to average net assets (%) (e)	0.63		0.63	0.63	0.63		0.64
Ratio of net investment income to average net assets (%)	0.05		0.21 (b)	0.12	0.09		0.05
Portfolio turnover rate (%)	22		22	27	25		29
Net assets, end of period (in millions)	$17.8		$15.8	$16.9	$17.1		$18.8

	Class G
	Year Ended December 31,
	2017		2016	2015	2014(g)
Net Asset Value, Beginning of Period	$19.49		$20.34	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.02 (b)	(0.01)	0.01
Net realized and unrealized gain on investments	4.25		1.94	0.71	0.28

Total from investment operations	4.23		1.96	0.70	0.29

Less Distributions
Distributions from net investment income	(0.00	)(c)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.39)		(2.81)	(2.14)	0.00

Total distributions	(1.39)		(2.81)	(2.14)	0.00

Net Asset Value, End of Period	$22.33		$19.49	$20.34	$21.78

Total Return (%) (d)	22.46		11.14	2.51	1.35	(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.80	0.80	0.83	(i)
Net ratio of expenses to average net assets (%) (e)	0.78		0.78	0.78	0.81	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.10)		0.08 (b)	(0.06)	0.40	(i)
Portfolio turnover rate (%)	22		22	27	25
Net assets, end of period (in millions)	$3.7		$2.9	$1.2	$0.0	(j)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment loss was less than $0.01.
(g)	Commencement of operations was November 12, 2014.
(h)	Periods less than one year are not computed on an annualized basis.
(i)	Computed on an annualized basis.
(j)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, real estate investment trust (“REIT”) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,795,993. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$300,438,882	$0	$407,385,665

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $65,574 in sales of investments, which are included above, and resulted in realized losses of $186,923.

During the year ended December 31, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $10,387,524 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisersreceives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$6,492,881	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the year ended December 31, 2017 is as follows:

Security Description	Market Value December 31, 2016	Purchases	Sales	Ending Value as of December 31, 2017	Income earned from affiliates during the period	Number of shares held at December 31, 2017
T. Rowe Price Government Reserve Fund	$1,145,182	$162,261,261	$(158,997,130)	$4,409,313	$37,643	4,409,313

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,067,922,746
Gross unrealized appreciation	477,913,041
Gross unrealized depreciation	(36,020,538)

Net unrealized appreciation (depreciation)	$441,892,503

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,415,699	$11,380,536	$83,848,328	$150,201,669	$87,264,027	$161,582,205

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,404,159	$113,511,393	$441,892,581	$—	$563,808,133

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2017. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the three- and five-year periods ended October 31, 2017, and underperformed its benchmark for the one-year period ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -0.62% and -0.74%, respectively. The Portfolio’s benchmark, the Standard & Poor’s North American Natural Resources Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

The most significant impact on the natural resources market and the Portfolio came from the continued and unprecedented decoupling of the performance of higher-beta energy stocks, in particular unconventional oil & gas exploration & production (“E&P”) companies, from crude oil prices. On the positive side, however, metals and mining companies continued to benefit from consistently improving fundamentals, particularly copper and zinc prices which climbed to four-year highs, and reaped the rewards from their successful multi-year restructurings.

Throughout the year, OPEC (Organization of the Petroleum Exporting Countries), Russia, and their partners not only remained in remarkable compliance with their self-imposed oil production quotas, but, late in November, actually extended their commitments through 2018. Against a backdrop of better economic growth globally, demand remained robust and crude oil and product inventories continued to decline.

Within diversified metals and mining, the combination of global demand support, Chinese capacity rationalization, and company financial discipline led to more balanced markets, better commodity prices, and stronger equity performance. Gold mining companies performed well over the course of the year, both controlling costs and meeting guidance. Gold itself proved surprisingly resilient, having a positive year despite the U.S. stock market recording all-time highs.

Within the agriculture sector, fertilizer demand was satisfactory with both potash and urea markets coming slowly back into balance. Following what appears to have been a bottom in the third quarter, fertilizer stocks started to reverse trend and eventually outperformed the underlying price of fertilizers. Protein markets also continued to fare well with better beef and chicken prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several key aspects that contributed to relative underperformance versus the benchmark were overweight positioning and underperformance within the oil & gas exploration & production and oil & gas drilling sub-industries, and underweight positioning in the oil & gas refining & marketing sub-industry.

On an individual security basis, the Portfolio’s three largest relative detractors included Nabors Industries, an oil & gas drilling company, PDC Energy, an oil & gas exploration & production company, and Superior Energy Services, an oil & gas equipment and services company. Nabors Industries and Superior Energy Services both suffered from the continuing concern over future oil prices and, consequently, a fear of lower drilling and oil field service activity. PDC Energy suffered from weaker relative performance combined with, by and large, a growing unrest among the investment community with E&P companies’ limited shareholder returns.

The three strongest positive-contributing sub-industries to the Portfolio’s performance relative to the benchmark were diversified metals & mining, copper, and fertilizers & agricultural chemicals. On an individual security basis, the Portfolio’s three largest contributors were diversified metals & mining companies Glencore and Teck Resources and copper company First Quantum Resources. All three companies were supported by strong copper and zinc prices which, by year end, had risen to their highest in four years. Both Glencore and Teck Resources also benefited from surprisingly strong coal prices.

The Portfolio’s largest purchases included new positions established in a diversified metals & mining company, Rio Tinto, and in an oil & gas equipment & services company, ProPetro Holding. The Portfolio’s largest active reductions during the reporting period came from the elimination of its positions in oil & gas exploration & production companies Hess and SM Energy Co. On both an absolute and relative basis, the Portfolio decreased its weightings to oil & gas exploration & production and oil & gas drilling and increased its weightings to diversified metals & mining and gold.

As of December 31, 2017, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that sub-industry a

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

substantially underweight position relative to the benchmark. As of the same date, the Portfolio’s next most substantially underweight positions were in the oil & gas storage & transportation and oil & gas refining & marketing sub-industries. The Portfolio’s most substantially overweight positions relative to the benchmark were in the diversified metals & mining, gold, and oil & gas exploration & production sub-industries.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-0.62	-2.68	4.23
Class B	-0.74	-2.91	3.50
S&P North American Natural Resources Sector Index	1.23	1.07	5.49

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Holdings

% of Net Assets
First Quantum Minerals, Ltd.	4.9
Glencore plc	4.9
Teck Resources, Ltd. - Class B	4.5
Diamondback Energy, Inc.	4.5
Pioneer Natural Resources Co.	4.0
Concho Resources, Inc.	4.0
EOG Resources, Inc.	3.8
Parsley Energy, Inc. - Class A	3.7
Newmont Mining Corp.	3.6
Patterson-UTI Energy, Inc.	3.5

Top Sectors

% of Net Assets
Energy	54.0
Materials	39.6
Consumer Staples	3.0
Industrials	1.8
Financials	0.5

BHFTII-3

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.80%	$1,000.00	$1,183.30	$4.40
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$1,183.40	$5.78
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2017

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Chemicals—5.6%
Agrium, Inc.	280,100	$32,211,500
CF Industries Holdings, Inc. (a)	717,400	30,518,196

		62,729,696

Electrical Equipment—0.3%
Sunrun, Inc. (a) (b)	663,500	3,914,650

Energy Equipment & Services—17.1%
Halliburton Co.	647,400	31,638,438
Nabors Industries, Ltd. (a)	3,022,400	20,642,992
Patterson-UTI Energy, Inc.	1,695,400	39,011,154
ProPetro Holding Corp. (a) (b)	951,600	19,184,256
Schlumberger, Ltd.	424,700	28,620,533
Superior Energy Services, Inc. (a) (b)	1,293,700	12,458,331
Tenaris S.A. (ADR)	350,100	11,154,186
Vallourec S.A. (a) (b)	1,872,200	11,306,272
Weatherford International plc (a) (b)	4,316,000	17,997,720

		192,013,882

Food Products—3.0%
Bunge, Ltd.	149,200	10,008,336
Tyson Foods, Inc. - Class A	291,600	23,640,012

		33,648,348

Metals & Mining—32.6%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	705,933	32,599,986
Barrick Gold Corp.	1,081,300	15,646,411
First Quantum Minerals, Ltd.	3,967,100	55,577,272
Glencore plc (b)	10,464,537	55,056,970
Goldcorp, Inc.	466,000	5,950,820
IAMGOLD Corp. (b)	1,320,100	7,696,183
KAZ Minerals plc (b)	967,300	11,594,257
Kinross Gold Corp. (b)	2,804,300	12,114,576
New Gold, Inc. (a) (b)	1,642,600	5,404,154
Newmont Mining Corp.	1,073,300	40,270,216
Petra Diamonds, Ltd. (a) (b)	5,720,527	6,039,078
Randgold Resources, Ltd. (ADR)	173,300	17,137,637
Rio Tinto plc (ADR) (a)	438,500	23,209,805
Steel Dynamics, Inc.	646,300	27,874,919
Teck Resources, Ltd. - Class B	1,939,900	50,767,183

		366,939,467

Mortgage Real Estate Investment Trusts—0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	218,343	5,253,333

Oil, Gas & Consumable Fuels—36.9%
Callon Petroleum Co. (a) (b)	769,100	9,344,565
Cimarex Energy Co.	297,300	36,273,573
CNX Resources Corp. (a) (b)	1,380,900	20,202,567
Concho Resources, Inc. (a) (b)	297,350	44,667,917
CONSOL Energy, Inc. (b)	172,650	6,821,401
Diamondback Energy, Inc. (a) (b)	400,600	50,575,750
EOG Resources, Inc.	400,600	43,228,746
Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Golar LNG, Ltd.	718,600	21,421,466
Green Plains, Inc. (a)	849,400	14,312,390
Laredo Petroleum, Inc. (b)	906,800	9,621,148
Newfield Exploration Co. (a) (b)	873,500	27,541,455
Parsley Energy, Inc. - Class A (a) (b)	1,398,100	41,160,064
PDC Energy, Inc. (a) (b)	472,900	24,373,266
Pioneer Natural Resources Co.	261,700	45,234,845
RSP Permian, Inc. (b)	381,100	15,503,148
Scorpio Tankers, Inc.	1,813,700	5,531,785

		415,814,086

Paper & Forest Products—1.5%
Louisiana-Pacific Corp. (b)	642,800	16,879,928

Road & Rail—1.4%
Union Pacific Corp.	120,500	16,159,050

Total Common Stocks (Cost $939,849,954)		1,113,352,440

Short-Term Investment—0.0%

Mutual Fund—0.0%
AIM STIT-STIC Prime Portfolio	83,076	83,076

Total Short-Term Investments (Cost $83,076)		83,076

Securities Lending Reinvestments (c)—19.0%

Certificates of Deposit—6.5%
ABN AMRO Bank NV Zero Coupon, 02/22/18	1,987,499	1,995,580
Agricultural Bank of China 1.870%, 02/15/18	2,500,000	2,500,072
Banco Del Estado De Chile New York 1.715%, 1M LIBOR + 0.180%, 03/22/18 (d)	2,500,000	2,499,908
Bank of Montreal 1.972%, 01/11/18	4,004,114	4,000,587
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (d)	4,000,000	4,000,248
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (d)	1,500,000	1,500,192
China Construction Bank 1.950%, 02/20/18	1,500,000	1,500,048
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,500,000	2,500,000
Credit Suisse AG New York 1.602%, 1M LIBOR + 0.170%, 02/09/18 (d)	1,000,000	1,000,050
1.622%, 1M LIBOR + 0.190%, 05/11/18 (d)	1,000,000	1,000,006
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	2,500,000	2,500,147
KBC Bank NV Zero Coupon, 02/26/18	2,987,286	2,992,350
1.550%, 01/29/18	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (d)	5,000,000	$4,999,520
1.681%, 1M LIBOR + 0.190%, 04/16/18 (d)	1,000,000	999,973
1.769%, 1M LIBOR + 0.200%, 05/30/18 (d)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.644%, 1M LIBOR + 0.200%, 02/12/18 (d)	1,000,000	1,000,200
1.769%, 1M LIBOR + 0.200%, 05/29/18 (d)	4,000,000	3,999,688
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (d)	3,000,000	3,000,078
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (d)	2,000,000	1,999,932
Royal Bank of Canada New York 1.821%, 1M LIBOR + 0.320%, 03/20/18 (d)	3,800,000	3,801,554
Standard Chartered plc 1.460%, 02/02/18	1,500,000	1,499,808
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (d)	1,000,000	998,940
1.741%, 1M LIBOR + 0.230%, 05/21/18 (d)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (d)	1,000,000	999,844
1.579%, 1M LIBOR + 0.200%, 02/05/18 (d)	2,250,000	2,250,079
1.612%, 1M LIBOR + 0.180%, 04/11/18 (d)	1,500,000	1,499,955
1.754%, 1M LIBOR + 0.190%, 04/26/18 (d)	3,000,000	2,999,976
1.844%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,000,000	2,000,000
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (d)	1,500,000	1,500,150
Toronto Dominion Bank New York 1.800%, 1M LIBOR + 0.340%, 03/13/18 (d)	3,000,000	3,001,032
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,500,000	1,499,886

		72,539,647

Commercial Paper—3.5%
Bank of China, Ltd. 1.900%, 02/12/18	6,977,094	6,986,329
Canadian Imperial Bank 1.700%, 03/19/18	2,986,683	2,989,329
China Construction Bank 1.700%, 01/24/18	1,826,687	1,828,863
Commonwealth Bank Australia 1.701%, 1M LIBOR + 0.340%, 03/01/18 (d)	2,000,000	2,000,148
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	4,982,378	4,987,880
Kells Funding LLC 1.400%, 03/01/18	992,883	997,472
Macquarie Bank, Ltd., London 1.620%, 03/06/18	1,991,900	1,994,362
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (d)	2,500,000	2,499,835
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (d)	1,500,000	1,500,324
1.750%, 03/08/18	4,979,826	4,986,080

Commercial Paper—(Continued)
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (d)	4,000,000	3,999,888

		39,753,520

Repurchase Agreements—6.1%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $11,121,402 on 01/02/18, collateralized by $11,236,925 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $11,350,968.	11,119,255	11,119,255
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $1,023,640 on 04/02/18, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $5,500,947 on 01/02/18, collateralized by $5,698,048 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $5,592,378.	5,500,000	5,500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $9,201,584 on 01/02/18, collateralized by $9,472,320 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $9,384,036.	9,200,000	9,200,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $1,000,211 on 01/02/18, collateralized by $1,030,000 Foreign Obligations with rates ranging from 1.750% - 2.625%, maturity dates ranging from 06/11/19 - 03/16/26, with a value of $1,020,005.	1,000,000	1,000,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $5,401,140 on 01/02/18, collateralized by $5,540,454 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $5,508,022.	5,400,000	5,400,000
Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $1,819,996 on 04/03/18, collateralized by $11,434 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $2,001,998.	1,800,000	1,800,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $4,053,409 on 04/02/18, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $822,896 on 04/02/18, collateralized by various Common Stock with a value of $880,000.	800,000	800,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $15,002,550 on 01/02/18, collateralized by $22,681,596 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $15,302,605.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $5,233,812 on 01/02/18, collateralized by various Common Stock with a value of $5,790,993.	5,200,000	$5,200,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $8,554,910 on 01/02/18, collateralized by various Common Stock with a value of $9,466,046.	8,500,000	8,500,000

		68,519,255

Time Deposits—2.9%
Australia New Zealand Bank 1.330%, 01/02/18	10,000,000	10,000,000
Bank of Montreal 1.400%, 01/03/18	1,900,000	1,900,000
Nordea Bank New York 1.300%, 01/02/18	7,000,000	7,000,000
OP Corporate Bank plc 1.990%, 01/12/18	6,000,000	6,000,000
Royal Bank of Canada New York 1.350%, 01/02/18	5,000,000	5,000,000
Standard Chartered plc 1.490%, 01/02/18	3,100,000	3,100,000

		33,000,000

Total Securities Lending Reinvestments (Cost $213,806,562)		213,812,422

Total Investments—117.9% (Cost $1,153,739,592)		1,327,247,938
Other assets and liabilities (net)—(17.9)%		(201,109,470)

Net Assets—100.0%		$1,126,138,468

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $207,633,236 and the collateral received consisted of cash in the amount of $213,764,138. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$62,729,696	$—	$—	$62,729,696
Electrical Equipment	3,914,650	—	—	3,914,650
Energy Equipment & Services	180,707,610	11,306,272	—	192,013,882
Food Products	33,648,348	—	—	33,648,348
Metals & Mining	294,249,162	72,690,305	—	366,939,467
Mortgage Real Estate Investment Trusts	5,253,333	—	—	5,253,333
Oil, Gas & Consumable Fuels	415,814,086	—	—	415,814,086
Paper & Forest Products	16,879,928	—	—	16,879,928
Road & Rail	16,159,050	—	—	16,159,050
Total Common Stocks	1,029,355,863	83,996,577	—	1,113,352,440
Total Short-Term Investment*	83,076	—	—	83,076
Total Securities Lending Reinvestments*	—	213,812,422	—	213,812,422
Total Investments	$1,029,438,939	$297,808,999	$—	$1,327,247,938

Collateral for Securities Loaned (Liability)	$—	$(213,764,138)	$—	$(213,764,138)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$1,327,247,938
Receivable for:
Investments sold	27,460,419
Fund shares sold	489,654
Dividends	794,654
Prepaid expenses	2,484

Total Assets	1,355,995,149
Liabilities
Due to custodian	11,350,453
Collateral for securities loaned	213,764,138
Payables for:
Fund shares redeemed	3,778,783
Accrued Expenses:
Management fees	715,195
Distribution and service fees	27,260
Deferred trustees’ fees	115,285
Other expenses	105,567

Total Liabilities	229,856,681

Net Assets	$1,126,138,468

Net Assets Consist of:
Paid in surplus	$1,233,940,533
Undistributed net investment income	1,429,586
Accumulated net realized loss	(282,739,653)
Unrealized appreciation on investments and foreign currency transactions	173,508,002

Net Assets	$1,126,138,468

Net Assets
Class A	$991,691,720
Class B	134,446,748
Capital Shares Outstanding*
Class A	91,957,370
Class B	12,557,111
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,153,739,592.
(b)	Includes securities loaned at value of $207,633,236.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends (a)	$9,346,054
Securities lending income	913,277

Total investment income	10,259,331
Expenses
Management fees	7,948,095
Administration fees	32,253
Custodian and accounting fees	68,699
Distribution and service fees—Class B	316,577
Audit and tax services	52,978
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	49,611
Insurance	6,657
Miscellaneous	20,661

Total expenses	8,587,904
Less management fee waiver	(120,248)
Less broker commission recapture	(25,773)

Net expenses	8,441,883

Net Investment Income	1,817,448

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(11,833,502)
Foreign currency transactions	(47,959)

Net realized loss	(11,881,461)

Net change in unrealized appreciation (depreciation) on:
Investments	23,319,046
Foreign currency transactions	(108)

Net change in unrealized appreciation	23,318,938

Net realized and unrealized gain	11,437,477

Net Increase in Net Assets From Operations	$13,254,925

(a)	Net of foreign withholding taxes of $350,130.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,817,448	$1,132,980
Net realized loss	(11,881,461)	(135,912,049)
Net change in unrealized appreciation	23,318,938	541,328,505

Increase in net assets from operations	13,254,925	406,549,436

From Distributions to Shareholders
Net investment income
Class A	(973,863)	(7,529,545)
Class B	0	(774,707)

Total distributions	(973,863)	(8,304,252)

Increase (decrease) in net assets from capital share transactions	65,486,891	(216,213,976)

Total increase in net assets	77,767,953	182,031,208

Net Assets
Beginning of period	1,048,370,515	866,339,307

End of period	$1,126,138,468	$1,048,370,515

Undistributed net investment income
End of period	$1,429,586	$812,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	16,577,609	$159,198,096	22,439,892	$159,259,405
Reinvestments	108,448	973,863	786,786	7,529,545
Redemptions	(9,125,652)	(96,618,555)	(37,901,036)	(351,491,583)

Net increase (decrease)	7,560,405	$63,553,404	(14,674,358)	$(184,702,633)

Class B
Sales	2,671,393	$25,673,875	2,278,552	$17,711,278
Reinvestments	0	0	81,377	774,707
Redemptions	(2,365,074)	(23,740,388)	(5,245,745)	(49,997,328)

Net increase (decrease)	306,319	$1,933,487	(2,885,816)	$(31,511,343)

Increase (decrease) derived from capital shares transactions		$65,486,891		$(216,213,976)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.86	$7.59	$11.32	$14.21	$12.91

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.01	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.09)	3.34	(3.76)	(2.66)	1.34

Total from investment operations	(0.07)	3.35	(3.68)	(2.58)	1.42

Less Distributions
Distributions from net investment income	(0.01)	(0.08)	(0.05)	(0.08)	(0.12)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.23)	0.00

Total distributions	(0.01)	(0.08)	(0.05)	(0.31)	(0.12)

Net Asset Value, End of Period	$10.78	$10.86	$7.59	$11.32	$14.21

Total Return (%) (b)	(0.62)	44.26	(32.64)	(18.63)	11.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	0.21	0.14	0.82	0.56	0.64
Portfolio turnover rate (%)	23	49	25	39	36
Net assets, end of period (in millions)	$991.7	$916.2	$752.1	$841.0	$1,018.8

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.79	$7.55	$11.25	$14.12	$12.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.06	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.07)	3.31	(3.74)	(2.64)	1.33

Total from investment operations	(0.08)	3.30	(3.68)	(2.60)	1.38

Less Distributions
Distributions from net investment income	0.00	(0.06)	(0.02)	(0.04)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.23)	0.00

Total distributions	0.00	(0.06)	(0.02)	(0.27)	(0.09)

Net Asset Value, End of Period	$10.71	$10.79	$7.55	$11.25	$14.12

Total Return (%) (b)	(0.74)	43.74	(32.76)	(18.82)	10.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	(0.05)	(0.12)	0.56	0.31	0.38
Portfolio turnover rate (%)	23	49	25	39	36
Net assets, end of period (in millions)	$134.4	$132.2	$114.2	$135.3	$158.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2017, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $11,350,453. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2017. The Portfolio’s average overdraft advances during the year ended December 31, 2017 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,519,255. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$312,480,987	$0	$228,793,902

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$7,948,095	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net ..Assets
0.025%	On amounts over $	500 million and under $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$1,164,655,602
Gross unrealized appreciation	216,407,056
Gross unrealized depreciation	(53,814,720)

Net unrealized appreciation (depreciation)	$162,592,336

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$973,863	$8,304,252	$—	$—	$973,863	$8,304,252

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,544,673	$—	$162,592,336	$(271,823,643)	$(107,686,634)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $19,324,736, post-enactment accumulated long-term capital losses of $252,498,907 and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

BHFTII-17

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-21

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-22

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three- and five-year periods ended October 31, 2017. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Sub-advised Expense Universe median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Sub-advised Expense Universe median, and equal to the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 8.23%, 7.93%, and 7.98%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

MARKET ENVIRONMENT / CONDITIONS

The broad U.S. fixed income market posted a solid gain in 2017 even as shorter-term U.S. Treasury yields moved higher, especially towards the end of the year. Economic growth in the U.S. picked up compared to the subdued pace in recent years. Coming into 2017 markets had only experienced one Federal Reserve (the “Fed”) rate hike in each of the previous two years and expected three more hikes over the coming year. Market consensus was for higher rates, a steeper curve, and a stronger U.S. dollar predicated on the quick passage of tax reform, infrastructure spending, and a heavy focus on deregulation. Risk markets had experienced strong performance in 2016 and came into the year with an additional post-election tailwind.

Short-term Treasury yields moved higher during the year, intermediate yields were relatively unchanged and long-term yields declined. 2-year Treasury yields rose from 1.20% to 1.89%, 10-year Treasury yields inched down from 2.45% to 2.40%, and 30-year Treasury yields declined from 3.06% to 2.74%. These moves caused the yield curve to significantly flatten over the year as the 2-year to 30-year curve flattened from 186 basis points (“bps”) to 85 bps.

U.S. economic growth firmed modestly but steadily in 2017. U.S. gross domestic product (“GDP”) growth was an anemic 1.8% and 1.2% for the fourth quarter of 2016 and the first quarter of 2017, respectively. This was followed, however, by second quarter growth of 3.1% and third quarter growth of 3.2% which represented the strongest two quarters of growth since 2014. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment and exports.

Job growth in the U.S. was solid overall and supported the economy during the year. The unemployment rate began the year at 4.6% and trended down to 4.1% by year-end. This represented the lowest unemployment rate since December 2000. The workforce participation rate, however, ended the year where it began at 62.7%. Despite apparent tightness in the labor market, wage growth refused to move meaningfully higher as December’s year-over-year growth stood at a soft 2.5%.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22 with many of the new provisions taking effect almost immediately. This represents the first major overhaul of the U.S. tax code in more than three decades. While the impact on individuals will be mixed, U.S. corporations stand out as clear beneficiaries of the new legislation. By reducing the corporate statutory rate from 35% to 21%, and retaining certain deductions, effective rates will be even lower and more competitive globally.

In December, the Fed raised interest rates for the third time in 2017, as was widely expected, to a target range of 1.25% to 1.50%. The Fed also kept its outlook for three rate hikes in 2018 unchanged. This is notable given that the Fed raised its 2018 GDP estimate from 2.1% in September to 2.5% in December. According to outgoing Fed Chair Janet Yellen, most of this increase can be attributed to the impact of the tax reform bill but the Fed believes the impact will be short-lived and the ultimate benefits to the economy are uncertain.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark index over the reporting period. The Portfolio’s high-yield corporate bond exposure was the largest contributor overall during 2017. The sector benefitted from a broad-based rally observed across all global credit markets on the back of well-telegraphed rate hikes by the Fed, a sustained rebound in commodity prices (mainly crude oil), and improving market sentiment over global macro conditions. Investment grade corporate bonds also contributed to the Portfolio’s performance.

The Portfolio’s exposure to structured credit also buoyed annual performance. Improving credit metrics across borrowers and continued housing price appreciation supported the Portfolio’s focus on select deals in the non-agency residential mortgage-backed securities (“NARMBS”) and commercial mortgage-backed securities (“CMBS”) space.

Another key contributor to the Portfolio’s relative performance for the period was its allocation to emerging market debt. The asset class performed strongly on the back of continued commodity price strengthening, easing concerns related to moderating growth in China, and the Fed’s decision to refrain from pursuing an aggressive rate normalization cycle.

Currency strategies were a negative contributor to performance, in large part due to headline noise around increased trade protectionism (e.g. ending the North American Free Trade Agreement or NAFTA) and rising geopolitical risk (specifically, North Korea) which impacted select emerging market currencies such as the Mexican peso.

Given the spread compression across investment grade corporate credit and emerging market debt over the past year, we reduced the Portfolio’s allocation to those sectors and deployed those proceeds into select Agency Mortgage-Backed Securities high yield-rated industrial paper and Bank Loans to help diversify and improve the risk/return profile of the Portfolio.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio maintained overweight positions to global Investment Grade Credit (25% absolute weight in the Portfolio) and High-Yield Credit (27%), with an emphasis on sub-sectors such as Financials and Industrials which continue to deleverage on the back of a steady improvement in industry fundamentals and valuations. The Portfolio also maintained its overweight exposure to NARMBS (7%) and CMBS (6%) given a more buoyant U.S. growth outlook and improving real estate fundamentals, as well as Bank Loans (10%) which historically have exhibited less volatility in rising rate environments. The Portfolio also remained positioned to benefit from the ongoing yield compression across the Emerging Markets (11%) with exposures well diversified between Emerging Markets hard currency and local-currency denominated government debt.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Chia-Liang Lian

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	8.23	4.25	6.32
Class B	7.93	3.99	6.06
Class E	7.98	4.10	6.16
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
Corporate Bonds & Notes	53.2
Mortgage-Backed Securities	10.2
Floating Rate Loans	9.9
U.S. Treasury & Government Agencies	8.5
Foreign Government	8.3
Asset-Backed Securities	6.2
Convertible Bonds	0.8
Convertible Preferred Stocks	0.4
Municipals	0.2
Preferred Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.54%	$1,000.00	$1,027.30	$2.76
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,026.00	$4.03
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,025.90	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—53.2% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance 2010 5.125%, 09/07/42	120,000	$129,346

Aerospace/Defense—0.7%
Arconic, Inc. 5.125%, 10/01/24 (a)	2,125,000	2,268,082
Harris Corp. 4.854%, 04/27/35	350,000	391,156
5.054%, 04/27/45	1,089,000	1,280,801
Northrop Grumman Corp. 2.930%, 01/15/25	17,630,000	17,525,253
3.200%, 02/01/27 (a)	3,560,000	3,573,298
Raytheon Co. 3.125%, 10/15/20	30,000	30,689
United Technologies Corp. 4.500%, 06/01/42	290,000	321,426

		25,390,705

Agriculture—0.2%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	3,115,000	2,865,800
Altria Group, Inc. 5.375%, 01/31/44	649,000	789,489
Reynolds American, Inc. 4.850%, 09/15/23 (a)	2,640,000	2,874,757

		6,530,046

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	667,609	702,718
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	1,096,539	1,133,164
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	239,617	245,895
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	381,818	391,363
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	6,563	6,760

		2,479,900

Apparel—0.8%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	22,028,000	22,578,700
Levi Strauss & Co. 5.000%, 05/01/25 (a)	2,845,000	2,965,912
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,440,313

		27,984,925

Auto Manufacturers—0.3%
Ford Motor Co. 4.750%, 01/15/43	1,510,000	1,531,338
Ford Motor Credit Co. LLC 3.664%, 09/08/24	720,000	729,280

Auto Manufacturers—(Continued)
General Motors Co. 6.600%, 04/01/36	5,134,000	6,255,205
General Motors Financial Co., Inc. 5.250%, 03/01/26	1,660,000	1,825,352

		10,341,175

Auto Parts & Equipment—1.3%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A)	3,700,000	3,801,750
Allison Transmission, Inc. 4.750%, 10/01/27 (144A) (a)	6,920,000	6,963,250
5.000%, 10/01/24 (144A)	4,790,000	4,939,687
Delphi Technologies plc 5.000%, 10/01/25 (144A)	4,210,000	4,262,625
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26	1,930,000	1,990,023
IHO Verwaltungs GmbH 4.125%, 4.875% PIK, 09/15/21 (144A) (b)	1,840,000	1,872,200
4.750%, 5.500% PIK, 09/15/26 (144A) (a) (b)	3,440,000	3,491,600
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	18,393,000	19,473,589

		46,794,724

Banks—8.8%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	321,000	340,742
Banco Mercantil del Norte S.A. 6.875%, 5Y CMT + 5.035%, 07/06/22 (144A) (c)	800,000	843,000
7.625%, 10Y CMT + 5.353%, 01/10/28 (144A) (a) (c)	800,000	876,000
Banco Santander S.A. 3.800%, 02/23/28 (a)	400,000	400,056
Bank of America Corp. 4.000%, 01/22/25	17,810,000	18,528,843
4.125%, 01/22/24	880,000	935,929
4.200%, 08/26/24	2,380,000	2,506,308
4.250%, 10/22/26	7,628,000	8,038,648
6.500%, 3M USD LIBOR + 4.174%, 10/23/24 (a) (c)	2,385,000	2,709,956
Barclays Bank plc 7.625%, 11/21/22	16,450,000	18,629,625
10.179%, 06/12/21 (144A)	1,180,000	1,438,105
BNP Paribas S.A. 4.375%, 05/12/26 (144A) (a)	7,680,000	8,030,690
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (a) (c)	2,850,000	3,135,000
BPCE S.A. 4.875%, 04/01/26 (144A) (a)	12,000,000	12,852,188
5.150%, 07/21/24 (144A) (a)	420,000	455,408
Citigroup, Inc. 4.050%, 07/30/22	110,000	114,488
4.450%, 09/29/27	16,094,000	17,038,759
5.350%, 3M USD LIBOR + 3.466%, 05/15/23 (c)	560,000	572,600
5.900%, 3M USD LIBOR + 4.230%, 02/15/23 (a) (c)	1,475,000	1,570,875
5.950%, 3M USD LIBOR + 4.068%, 01/30/23 (c)	3,606,000	3,835,882
5.950%, 3M USD LIBOR + 3.905%, 05/15/25 (a) (c)	2,790,000	2,971,350
6.300%, 3M USD LIBOR + 3.423%, 05/15/24 (a) (c)	850,000	910,562

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Rabobank UA 11.000%, 3M USD LIBOR + 10.868%, 06/30/19 (144A) (c)	415,000	$463,763
Cooperative Rabobank UA 3.750%, 07/21/26	4,210,000	4,264,883
4.375%, 08/04/25	1,470,000	1,551,740
4.625%, 12/01/23	7,500,000	8,039,649
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (c)	1,750,000	1,979,687
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (c)	7,050,000	8,454,445
8.375%, 3M USD LIBOR + 6.982%, 10/13/19 (144A) (c)	640,000	697,600
Credit Suisse Group AG 7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (c)	4,365,000	4,986,576
Goldman Sachs Group, Inc. (The) 3.500%, 11/16/26	3,480,000	3,500,371
3.750%, 02/25/26	1,660,000	1,703,310
4.000%, 03/03/24	3,180,000	3,336,257
4.250%, 10/21/25	8,890,000	9,291,205
5.250%, 07/27/21	1,330,000	1,441,441
6.750%, 10/01/37	2,000,000	2,677,287
7.500%, 02/15/19	20,000	21,137
HSBC Holdings plc 3.900%, 05/25/26	14,240,000	14,768,865
4.041%, 3M USD LIBOR + 1.546%, 03/13/28 (a) (c)	5,210,000	5,429,548
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (c)	6,070,000	6,381,087
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	5,500,000	5,460,339
3.875%, 07/14/27 (144A)	8,790,000	8,785,888
5.017%, 06/26/24 (144A) (a)	2,440,000	2,498,372
5.710%, 01/15/26 (144A)	17,190,000	18,109,375
6.500%, 02/24/21 (144A)	1,175,000	1,294,532
JPMorgan Chase & Co. 3.625%, 12/01/27 (a)	6,430,000	6,499,287
3.875%, 09/10/24	5,082,000	5,301,150
6.750%, 3M USD LIBOR + 3.780%, 02/01/24 (a) (c)	1,105,000	1,251,412
Lloyds Banking Group plc 4.582%, 12/10/25	3,011,000	3,157,189
4.650%, 03/24/26	3,920,000	4,139,147
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (c)	3,580,000	4,058,825
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A) (a)	2,100,000	2,211,430
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	3,200,000	3,409,209
6.250%, 01/14/21 (144A)	400,000	438,421
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,219,814
4.100%, 05/22/23 (a)	1,000,000	1,041,841
4.875%, 11/01/22	250,000	269,206
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	429,783
5.125%, 05/28/24	4,530,000	4,804,832
6.000%, 12/19/23	875,000	963,744
6.100%, 06/10/23	780,000	858,907
8.625%, 5 year USD Swap + 7.598%, 08/15/21 (a) (c)	2,890,000	3,254,862
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	594,542

Banks—(Continued)
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	12,691,000	13,305,092
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (c)	2,620,000	3,892,550
Santander UK plc 7.950%, 10/26/29	272,000	353,163
Standard Chartered plc 3.950%, 01/11/23 (144A)	2,425,000	2,447,393
5.700%, 03/26/44 (144A) (a)	600,000	727,735
UBS AG 7.625%, 08/17/22	2,850,000	3,329,370
UBS Group Funding Switzerland AG 4.253%, 03/23/28 (144A) (a)	2,950,000	3,108,381
Wells Fargo & Co. 4.300%, 07/22/27	12,670,000	13,491,081
Wells Fargo Capital X 5.950%, 12/15/36	380,000	431,300

		306,862,037

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	3,222,000	3,325,032
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc. 10.625%, 08/01/18 (144A)	97,000	97,727
Constellation Brands, Inc. 4.750%, 12/01/25 (a)	140,000	153,811
6.000%, 05/01/22	882,000	991,310
Cott Holdings, Inc. 5.500%, 04/01/25 (144A) (a)	5,530,000	5,682,075
Dr Pepper Snapple Group, Inc. 3.400%, 11/15/25	64,000	64,681
4.500%, 11/15/45	32,000	34,385

		10,349,021

Biotechnology—0.5%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/23 (144A) (a)	10,573,000	10,295,459
Celgene Corp. 3.875%, 08/15/25	1,120,000	1,159,297
5.000%, 08/15/45	800,000	907,672
Gilead Sciences, Inc. 2.550%, 09/01/20 (a)	1,675,000	1,689,885
3.500%, 02/01/25	1,795,000	1,856,407
4.600%, 09/01/35	1,800,000	2,028,193

		17,936,913

Building Materials—0.2%
Jeld-Wen, Inc. 4.625%, 12/15/25 (144A)	1,850,000	1,863,875
4.875%, 12/15/27 (144A)	2,570,000	2,595,700
Ply Gem Industries, Inc. 6.500%, 02/01/22	1,540,000	1,595,825
U.S. Concrete, Inc. 6.375%, 06/01/24 (a)	80,000	85,800

		6,141,200

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Eastman Chemical Co. 4.800%, 09/01/42	740,000	$813,652
Westlake Chemical Corp. 4.625%, 02/15/21	1,060,000	1,086,500

		1,900,152

Commercial Services—1.7%
AA Bond Co., Ltd. 5.500%, 07/31/22 (GBP)	2,690,000	3,648,685
ADT Corp. (The) 4.125%, 06/15/23 (a)	4,070,000	4,070,000
Ahern Rentals, Inc. 7.375%, 05/15/23 (144A) (a)	4,870,000	4,577,800
Ashtead Capital, Inc. 4.125%, 08/15/25 (144A)	2,000,000	2,020,000
4.375%, 08/15/27 (144A) (a)	7,520,000	7,632,800
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	983,137
Brink’s Co. (The) 4.625%, 10/15/27 (144A)	3,120,000	3,057,600
Ecolab, Inc. 4.350%, 12/08/21	57,000	60,672
Hertz Corp. (The) 5.875%, 10/15/20	9,000,000	9,022,500
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	1,953,868
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A) (a)	3,880,000	3,928,500
UBM plc 5.750%, 11/03/20 (144A)	50,000	51,913
United Rentals North America, Inc. 4.625%, 10/15/25 (a)	1,620,000	1,632,150
4.875%, 01/15/28 (a)	4,230,000	4,251,150
5.500%, 05/15/27 (a)	720,000	757,800
5.875%, 09/15/26 (a)	8,000,000	8,560,000
Weight Watchers International, Inc. 8.625%, 12/01/25 (144A) (a)	4,060,000	4,242,700

		60,451,275

Computers—0.4%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	1,000,000	1,012,527
4.420%, 06/15/21 (144A)	12,010,000	12,514,651

		13,527,178

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/20	1,060,000	1,111,179
5.000%, 10/01/21	15,056,000	16,049,485
Ally Financial, Inc. 8.000%, 11/01/31	525,000	682,500
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A)	4,820,000	4,627,200
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,852,857

Diversified Financial Services—(Continued)
International Lease Finance Corp. 8.250%, 12/15/20	2,613,000	3,001,431
8.625%, 01/15/22	2,500,000	3,010,829
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	151,067
Navient Corp. 5.000%, 10/26/20 (a)	5,811,000	5,890,901
5.875%, 10/25/24 (a)	3,150,000	3,126,375
Quicken Loans, Inc. 5.250%, 01/15/28 (144A)	1,050,000	1,036,560
5.750%, 05/01/25 (144A)	15,600,000	16,146,156
TMX Finance LLC / TitleMax Finance Corp. 8.500%, 09/15/18 (144A)	5,090,000	4,657,350
Visa, Inc. 3.150%, 12/14/25	850,000	868,953

		64,212,843

Electric—1.4%
Enel S.p.A. 7.750%, 5 year GBP Swap + 5.662%, 09/10/75 (GBP) (c)	2,450,000	3,806,531
Exelon Corp. 3.497%, 06/01/22	4,800,000	4,891,681
FirstEnergy Corp. 3.900%, 07/15/27	6,480,000	6,639,705
4.250%, 03/15/23	1,560,000	1,629,353
7.375%, 11/15/31	3,550,000	4,787,887
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,081,871
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d)	2,603,564	2,857,411
Pacific Gas & Electric Co. 4.000%, 12/01/46	1,390,000	1,391,434
6.050%, 03/01/34	1,180,000	1,487,320
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	679,315	683,614
Perusahaan Listrik Negara PT 5.500%, 11/22/21 (a)	9,750,000	10,567,050
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,280,338
Terraform Global Operating LLC 9.750%, 08/15/22 (144A)	2,050,000	2,267,813

		47,372,008

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d)	1,392,642	1,630,773

Entertainment—0.3%
Lions Gate Entertainment Corp. 5.875%, 11/01/24 (144A) (a)	3,880,000	4,098,250
Scientific Games International, Inc. 6.625%, 05/15/21 (a)	1,880,000	1,941,100
10.000%, 12/01/22	2,620,000	2,875,450
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,454,114

		12,368,914

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	$921,492
4.600%, 03/01/21	180,000	191,145
7.375%, 05/15/29	190,000	251,355

		1,363,992

Food—0.3%
Kraft Heinz Foods Co. 3.000%, 06/01/26 (a)	70,000	67,360
3.500%, 06/06/22 (a)	500,000	511,629
3.950%, 07/15/25 (a)	280,000	289,204
4.875%, 02/15/25 (144A)	1,157,000	1,226,609
5.000%, 07/15/35	250,000	272,943
5.000%, 06/04/42	130,000	139,493
5.200%, 07/15/45	390,000	429,007
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A)	3,710,000	3,821,300
4.875%, 11/01/26 (144A) (a)	4,870,000	5,089,150

		11,846,695

Food Service—0.3%
Aramark Services, Inc. 4.750%, 06/01/26	1,815,000	1,842,225
5.000%, 04/01/25 (144A) (a)	7,660,000	8,091,258

		9,933,483

Forest Products & Paper—0.3%
Suzano Austria GmbH 5.750%, 07/14/26	10,090,000	10,953,704

Healthcare-Products—0.8%
Becton Dickinson & Co. 3.700%, 06/06/27	12,100,000	12,193,293
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	7,640,000	7,143,400
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	4,810,000	4,978,350
Medtronic, Inc. 3.150%, 03/15/22	1,393,000	1,426,774
3.500%, 03/15/25	1,730,000	1,794,610

		27,536,427

Healthcare-Services—1.9%
Centene Corp. 4.750%, 05/15/22 (a)	4,826,000	5,006,975
4.750%, 01/15/25 (a)	7,030,000	7,153,025
6.125%, 02/15/24	3,073,000	3,249,698
CHS/Community Health Systems, Inc. 6.250%, 03/31/23	1,920,000	1,728,000
8.000%, 11/15/19 (a)	650,000	549,250
DaVita, Inc. 5.000%, 05/01/25	2,030,000	2,029,391
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	746,595
5.875%, 01/31/22 (144A)	3,225,000	3,550,209

Healthcare-Services—(Continued)
HCA, Inc. 4.750%, 05/01/23	590,000	607,700
5.250%, 06/15/26	3,490,000	3,699,400
5.375%, 02/01/25 (a)	6,730,000	6,965,550
5.500%, 06/15/47	9,700,000	9,675,750
5.875%, 03/15/22	1,550,000	1,658,500
5.875%, 02/15/26 (a)	1,870,000	1,977,525
7.500%, 02/15/22	6,583,000	7,405,875
7.690%, 06/15/25	1,817,000	2,057,753
Humana, Inc. 4.800%, 03/15/47	800,000	902,032
Polaris Intermediate Corp. 8.500%, 12/01/22 (144A) (a) (b)	3,500,000	3,631,250
Tenet Healthcare Corp. 8.125%, 04/01/22 (a)	3,655,000	3,718,962

		66,313,440

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (e)	2,410,000	4,024,899

Home Builders—0.9%
Lennar Corp. 4.500%, 04/30/24 (a)	4,180,000	4,285,754
4.750%, 11/29/27 (144A)	5,730,000	5,900,754
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.250%, 04/15/21 (144A)	3,545,000	3,615,900
5.625%, 03/01/24 (144A) (a)	6,000,000	6,277,500
5.875%, 04/15/23 (144A)	780,000	823,875
William Lyon Homes, Inc. 5.750%, 04/15/19	4,247,000	4,268,235
7.000%, 08/15/22	5,240,000	5,397,200

		30,569,218

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	4,060,000	4,171,650

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	1,750,000	1,810,831
5.500%, 04/01/46	1,420,000	1,693,033

		3,503,864

Insurance—0.6%
American International Group, Inc. 3.750%, 07/10/25	770,000	793,888
6.250%, 3M USD LIBOR + 2.056%, 03/15/87 (c)	453,000	493,770
AXA S.A. 8.600%, 12/15/30	1,320,000	1,899,150
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,412,635
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,810,591

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	$7,145,378
Prudential Financial, Inc. 5.625%, 3M USD LIBOR + 3.920%, 06/15/43 (c)	550,000	595,650
5.875%, 3M USD LIBOR + 4.175%, 09/15/42 (a) (c)	1,200,000	1,311,000
8.875%, 3M USD LIBOR + 5.000%, 06/15/38 (a) (c)	915,000	939,934
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	2,025,804
6.850%, 12/16/39 (144A)	216,000	305,174

		21,732,974

Internet—0.4%
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A) (a)	5,195,000	5,454,750
Match Group, Inc. 5.000%, 12/15/27 (144A)	2,350,000	2,385,250
6.375%, 06/01/24	4,725,000	5,120,719
Priceline Group, Inc. (The) 3.650%, 03/15/25 (a)	1,625,000	1,651,606

		14,612,325

Iron/Steel—0.4%
Vale Overseas, Ltd. 6.250%, 08/10/26	3,990,000	4,622,415
6.875%, 11/10/39 (a)	7,980,000	9,785,475

		14,407,890

Leisure Time—0.6%
NCL Corp., Ltd. 4.750%, 12/15/21 (144A) (a)	6,380,000	6,603,300
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	3,825,000	4,121,437
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	8,720,000	8,872,600

		19,597,337

Lodging—0.5%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25	1,250,000	1,284,375
4.875%, 04/01/27 (a)	9,670,000	10,117,237
MGM Resorts International 6.000%, 03/15/23	5,592,000	6,039,360
6.625%, 12/15/21	130,000	142,636

		17,583,608

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A) (a)	4,380,000	4,675,650

Machinery-Diversified—0.1%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	4,000,000	4,100,000

Media—3.6%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	5,340,000	5,591,514
7.500%, 05/15/26 (144A) (a)	4,000,000	4,260,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	4,670,000	4,599,950
5.375%, 05/01/25 (144A)	880,000	906,682
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 03/15/28	8,160,000	8,099,368
4.464%, 07/23/22	2,180,000	2,274,501
4.908%, 07/23/25	9,064,000	9,636,711
CSC Holdings LLC 6.625%, 10/15/25 (144A)	2,680,000	2,901,046
10.125%, 01/15/23 (144A) (a)	1,125,000	1,267,031
10.875%, 10/15/25 (144A) (a)	5,667,000	6,743,730
DISH DBS Corp. 5.000%, 03/15/23 (a)	3,247,000	3,068,415
5.875%, 07/15/22 (a)	1,910,000	1,919,550
5.875%, 11/15/24 (a)	3,420,000	3,330,225
7.750%, 07/01/26 (a)	3,630,000	3,816,038
EW Scripps Co. (The) 5.125%, 05/15/25 (144A)	5,810,000	5,780,950
SFR Group S.A. 6.000%, 05/15/22 (144A) (a)	6,240,000	6,318,000
6.250%, 05/15/24 (144A) (a)	945,000	947,363
7.375%, 05/01/26 (144A) (a)	12,100,000	12,417,625
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,107,052
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	7,890,000	7,682,888
UPC Holding B.V. 5.500%, 01/15/28 (144A)	6,110,000	5,911,425
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	2,296,000	2,311,842
Urban One, Inc. 7.375%, 04/15/22 (144A) (a)	9,430,000	9,406,425
Viacom, Inc. 4.375%, 03/15/43	5,970,000	5,168,142
Virgin Media Finance plc 6.000%, 10/15/24 (144A)	3,985,000	4,089,606
6.375%, 10/15/24 (GBP)	2,510,000	3,622,033
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A) (a)	2,000,000	2,050,000

		126,228,112

Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc. 6.625%, 04/15/27	4,641,000	5,000,677
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	341,629

		5,342,306

Mining—2.9%
Alcoa Nederland Holding B.V. 6.750%, 09/30/24 (144A) (a)	1,940,000	2,114,600
7.000%, 09/30/26 (144A)	1,770,000	1,986,825

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Anglo American Capital plc 4.000%, 09/11/27 (144A) (a)	3,540,000	$3,516,350
Barrick Gold Corp. 5.250%, 04/01/42	4,000,000	4,611,600
Barrick North America Finance LLC 4.400%, 05/30/21	97,000	102,676
5.750%, 05/01/43	11,289,000	14,176,399
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	79,000	79,912
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (c)	2,392,000	2,589,340
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (a) (c)	8,191,000	9,563,730
First Quantum Minerals, Ltd. 7.250%, 04/01/23 (144A) (a)	3,920,000	4,223,800
7.500%, 04/01/25 (144A) (a)	7,380,000	8,007,300
Freeport-McMoRan, Inc. 5.450%, 03/15/43	15,000,000	14,981,250
6.750%, 02/01/22	1,453,000	1,503,855
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A) (a)	788,000	825,666
5.550%, 10/25/42 (144A)	1,000,000	1,104,943
Glencore Funding LLC 4.000%, 04/16/25 (144A)	6,580,000	6,646,078
HudBay Minerals, Inc. 7.250%, 01/15/23 (144A) (a)	2,280,000	2,416,800
7.625%, 01/15/25 (144A) (a)	5,375,000	5,885,625
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (g)	932,290	93
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (144A) (d) (f) (g) (h)	36,414	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)	5,740,000	5,926,550
Teck Resources, Ltd. 5.200%, 03/01/42	740,000	732,600
Yamana Gold, Inc. 4.950%, 07/15/24 (a)	9,130,000	9,551,211

		100,547,203

Miscellaneous Manufacturing—0.1%
General Electric Co. 4.500%, 03/11/44	260,000	288,020
5.875%, 01/14/38	250,000	323,297
6.875%, 01/10/39	2,088,000	3,008,788

		3,620,105

Oil & Gas—5.4%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	102,688
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	797,211
5.550%, 03/15/26	3,000,000	3,365,952
6.450%, 09/15/36	220,000	269,459
Apache Corp. 3.250%, 04/15/22	574,000	578,336
4.250%, 01/15/44	260,000	251,881
4.750%, 04/15/43	7,000,000	7,194,156

Oil & Gas—(Continued)
BP Capital Markets plc 3.119%, 05/04/26 (a)	6,580,000	6,650,570
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 11.500%, 01/15/21 (144A) (a)	4,760,000	5,402,600
Cenovus Energy, Inc. 4.250%, 04/15/27 (a)	650,000	648,434
5.250%, 06/15/37	410,000	422,258
Centennial Resource Production LLC 5.375%, 01/15/26 (144A)	3,160,000	3,219,250
Chesapeake Energy Corp. 6.125%, 02/15/21	535,000	541,688
8.000%, 12/15/22 (144A) (a)	5,633,000	6,076,599
8.000%, 01/15/25 (144A) (a)	3,730,000	3,767,300
8.000%, 06/15/27 (144A) (a)	5,080,000	4,876,800
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	492,528
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	12,210,000	12,725,262
Devon Energy Corp. 3.250%, 05/15/22	2,035,000	2,069,991
5.600%, 07/15/41	110,000	129,654
5.850%, 12/15/25	970,000	1,132,645
Devon Financing Co. LLC 7.875%, 09/30/31	140,000	192,193
Diamondback Energy, Inc. 4.750%, 11/01/24	3,968,000	3,982,880
5.375%, 05/31/25 (a)	2,030,000	2,088,363
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	1,350,000	1,373,625
5.750%, 01/30/28 (144A) (a)	2,180,000	2,238,860
EOG Resources, Inc. 4.150%, 01/15/26 (a)	1,665,000	1,772,059
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 02/15/25 (144A) (a)	3,010,000	2,197,300
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	10,891,417
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	341,845
7.875%, 09/15/31	285,000	378,667
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	5,000,000	4,250,000
7.000%, 03/31/24 (144A) (a)	2,586,000	2,181,937
Noble Energy, Inc. 3.850%, 01/15/28 (a)	8,660,000	8,686,470
6.000%, 03/01/41	10,200,000	12,063,394
Occidental Petroleum Corp. 3.125%, 02/15/22	110,000	112,773
3.500%, 06/15/25	1,850,000	1,915,761
4.625%, 06/15/45	230,000	260,732
Parsley Energy LLC / Parsley Finance Corp. 6.250%, 06/01/24 (144A) (a)	5,360,000	5,641,400
Petrobras Global Finance B.V. 6.850%, 06/05/2115 (a)	17,700,000	17,036,250
QEP Resources, Inc. 5.250%, 05/01/23 (a)	2,650,000	2,681,429
5.625%, 03/01/26 (a)	5,060,000	5,129,575
6.875%, 03/01/21 (a)	1,050,000	1,134,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Range Resources Corp. 4.875%, 05/15/25 (a)	1,945,000	$1,876,925
5.000%, 03/15/23 (a)	3,249,000	3,232,755
5.875%, 07/01/22	850,000	867,000
RSP Permian, Inc. 6.625%, 10/01/22 (a)	6,721,000	7,048,649
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	5,280,000	4,461,600
7.750%, 06/15/21	535,000	502,900
Shelf Drilling Holdings, Ltd. 9.500%, 11/02/20 (144A)	6,830,000	6,958,062
Shell International Finance B.V. 2.875%, 05/10/26 (a)	2,840,000	2,840,024
3.250%, 05/11/25	1,773,000	1,822,090
4.000%, 05/10/46	360,000	383,418
Valero Energy Corp. 9.375%, 03/15/19 (a)	1,230,000	1,332,144
WPX Energy, Inc. 5.250%, 09/15/24	3,420,000	3,408,201
8.250%, 08/01/23 (a)	5,720,000	6,492,200

		188,492,160

Oil & Gas Services—0.4%
Exterran Energy Solutions L.P. / EES Finance Corp. 8.125%, 05/01/25 (144A)	5,380,000	5,783,500
Halliburton Co. 3.800%, 11/15/25 (a)	1,210,000	1,257,512
4.850%, 11/15/35	2,000,000	2,243,684
KCA Deutag UK Finance plc 9.875%, 04/01/22 (144A) (a)	3,750,000	3,975,000

		13,259,696

Packaging & Containers—0.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 02/15/25 (144A)	5,200,000	5,473,000
7.250%, 05/15/24 (144A)	4,860,000	5,291,325
Pactiv LLC 8.375%, 04/15/27	7,435,000	8,513,075
WestRock RKT Co. 4.000%, 03/01/23	140,000	145,076

		19,422,476

Pharmaceuticals—1.9%
Allergan Funding SCS 3.450%, 03/15/22	450,000	457,224
4.550%, 03/15/35	3,400,000	3,597,765
4.750%, 03/15/45 (a)	2,645,000	2,815,752
BioScrip, Inc. 8.227%, 06/30/22 (c) (f) (h) (i)	17,830,000	17,817,519
8.875%, 02/15/21 (a)	4,952,000	4,481,560
Cardinal Health, Inc. 3.410%, 06/15/27 (a)	4,970,000	4,864,861
Jazz Investments I, Ltd. 1.500%, 08/15/24 (144A) (a)	3,670,000	3,461,269

Pharmaceuticals—(Continued)
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,753,187
Valeant Pharmaceuticals International, Inc. 5.500%, 11/01/25 (144A)	5,780,000	5,881,150
5.625%, 12/01/21 (144A)	2,740,000	2,678,350
5.875%, 05/15/23 (144A)	675,000	626,063
7.250%, 07/15/22 (144A)	4,280,000	4,328,150
7.500%, 07/15/21 (144A)	2,230,000	2,269,025
9.000%, 12/15/25 (144A)	9,485,000	9,885,267

		64,917,142

Pipelines—3.5%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	622,812
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A)	1,825,000	1,902,563
DCP Midstream Operating L.P. 4.950%, 04/01/22 (a)	4,000,000	4,155,000
6.750%, 09/15/37 (144A)	3,480,000	3,793,200
El Paso Natural Gas Co. LLC 7.500%, 11/15/26	4,250,000	5,264,347
8.375%, 06/15/32	190,000	249,572
Energy Transfer Equity L.P. 5.500%, 06/01/27	1,376,000	1,403,520
5.875%, 01/15/24	1,638,000	1,723,995
Enterprise Products Operating LLC 3.700%, 02/15/26	1,072,000	1,097,665
3.750%, 02/15/25	2,100,000	2,165,301
3.900%, 02/15/24	225,000	234,450
5.084%, 3M USD LIBOR + 3.708%, 08/01/66 (c)	1,059,000	1,059,000
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.625%, 06/15/24	1,060,000	1,033,500
6.000%, 05/15/23 (a)	6,046,000	6,121,575
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (a)	2,500,000	2,743,173
Kinder Morgan, Inc. 7.800%, 08/01/31	67,000	86,418
MPLX L.P. 4.875%, 12/01/24	6,130,000	6,607,524
NGPL PipeCo LLC 4.375%, 08/15/22 (144A)	2,420,000	2,460,837
4.875%, 08/15/27 (144A) (a)	3,680,000	3,818,000
Northwest Pipeline LLC 4.000%, 04/01/27 (144A)	16,880,000	17,081,890
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	852,740
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A) (a)	1,298,000	1,359,655
6.875%, 04/15/40 (144A)	8,305,000	9,343,125
7.500%, 07/15/38 (144A) (a)	1,055,000	1,219,844
Sabine Pass Liquefaction LLC 5.750%, 05/15/24 (a)	2,648,000	2,943,202
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	33,894

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25 (a)	4,791,000	$4,904,786
5.375%, 02/01/27 (a)	2,770,000	2,842,712
Williams Cos., Inc. (The) 8.750%, 03/15/32	27,313,000	36,053,160

		123,177,460

Real Estate Investment Trusts—0.9%
CoreCivic, Inc. 5.000%, 10/15/22	5,400,000	5,643,000
CTR Partnership L.P. / CareTrust Capital Corp. 5.250%, 06/01/25	6,560,000	6,691,200
Iron Mountain, Inc. 4.375%, 06/01/21 (144A)	4,580,000	4,648,150
6.000%, 08/15/23 (a)	560,000	585,200
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27	7,770,000	7,915,688
VICI Properties 1 LLC / VICI FC, Inc. 4.847%, 10/15/22 (a) (c)	4,920,000	4,920,000

		30,403,238

Retail—1.3%
1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/25 (144A)	3,770,000	3,798,275
AutoZone, Inc. 2.500%, 04/15/21	800,000	794,423
CVS Health Corp. 3.875%, 07/20/25	496,000	510,815
5.125%, 07/20/45	1,440,000	1,650,375
Dollar Tree, Inc. 5.750%, 03/01/23	11,372,000	11,912,170
Golden Nugget, Inc. 8.750%, 10/01/25 (144A) (a)	9,210,000	9,670,500
Guitar Center, Inc. 6.500%, 04/15/19 (144A) (a)	2,370,000	2,192,250
9.625%, 04/15/20 (144A)	2,500,000	1,400,000
Masaria Investments S.A.U. 5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,627,896
5.250%, 09/15/24 (144A) (EUR) (c)	3,750,000	4,473,743
McDonald’s Corp. 2.750%, 12/09/20	441,000	445,575
3.700%, 01/30/26	1,047,000	1,091,379
PetSmart, Inc. 8.875%, 06/01/25 (144A) (a)	8,565,000	5,160,412

		44,727,813

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 5Y GBP Swap + 4.880%, 06/20/19 (GBP) (c)	2,640,000	3,731,497

Semiconductors—0.2%
Analog Devices, Inc. 3.125%, 12/05/23	4,440,000	4,449,000

Semiconductors—(Continued)
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25 (144A)	280,000	267,670
3.875%, 01/15/27 (144A)	750,000	738,034

		5,454,704

Software—0.8%
First Data Corp. 7.000%, 12/01/23 (144A) (a)	2,180,000	2,305,350
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A) (a)	3,930,000	4,136,325
Microsoft Corp. 3.300%, 02/06/27	13,250,000	13,667,390
Workday, Inc. 0.250%, 10/01/22 (144A)	8,320,000	8,226,400

		28,335,465

Telecommunications—3.1%
AT&T, Inc. 4.450%, 04/01/24	6,630,000	7,013,292
4.900%, 08/14/37	6,420,000	6,500,858
5.150%, 02/14/50	40,000	40,499
British Telecommunications plc 9.125%, 12/15/30	4,915,000	7,343,343
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (a)	2,510,000	2,510,000
CommScope, Inc. 5.500%, 06/15/24 (144A)	2,200,000	2,288,000
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A) (a)	10,717,000	10,382,499
Frontier Communications Corp. 11.000%, 09/15/25 (a)	5,757,000	4,231,395
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (a)	8,260,000	7,764,400
Sprint Capital Corp. 8.750%, 03/15/32	7,770,000	8,818,950
Sprint Communications, Inc. 11.500%, 11/15/21	3,483,000	4,205,722
Sprint Corp. 7.875%, 09/15/23	8,920,000	9,499,800
T-Mobile USA, Inc. 6.500%, 01/15/24	803,000	851,180
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	12,240,000	13,066,200
Telefonica Europe B.V. 6.750%, 5Y GBP Swap + 4.458%, 11/26/20 (GBP) (c)	2,400,000	3,578,170
Verizon Communications, Inc. 2.625%, 08/15/26 (a)	820,000	772,349
3.850%, 11/01/42	5,210,000	4,712,728
4.125%, 03/16/27 (a)	2,230,000	2,325,250
5.250%, 03/16/37	660,000	725,790
Wind Tre S.p.A. 5.000%, 01/20/26 (144A) (a)	5,400,000	5,078,808
Windstream Services LLC / Windstream Finance Corp. 7.750%, 10/15/20	7,765,000	6,561,425

		108,270,658

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Textiles—0.1%
Cintas Corp. No. 2 3.700%, 04/01/27	2,870,000	$2,986,306

Transportation—0.9%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A) (a)	4,670,000	3,957,825
Neovia Logistics Services LLC / SPL Logistics Finance Corp. 8.875%, 08/01/20 (144A)	4,140,000	3,353,400
XPO CNW, Inc. 6.700%, 05/01/34	20,546,000	21,367,840
XPO Logistics, Inc. 6.125%, 09/01/23 (144A) (a)	1,610,000	1,702,575

		30,381,640

Trucking & Leasing—0.8%
DAE Funding LLC 4.500%, 08/01/22 (144A) (a)	4,041,000	3,970,282
5.000%, 08/01/24 (144A) (a)	3,510,000	3,466,125
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,629,000
5.250%, 08/15/22 (144A)	5,120,000	5,088,000
5.500%, 02/15/24 (144A) (a)	11,240,000	11,155,700

		27,309,107

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,840,875

Total Corporate Bonds & Notes (Cost $1,793,329,893)		1,859,778,254

Mortgage-Backed Securities—10.2%

Asset-Backed - Other—0.1%
Oaktree CLO, Ltd. Zero Coupon, 10/20/27 (144A) (c)	5,500,000	5,500,000

Collateralized Mortgage Obligations—4.5%
American Home Mortgage Investment Trust 2.132%, 1M USD LIBOR + 0.580%, 11/25/45 (c)	556,729	547,290
Banc of America Funding Corp. 1.458%, 02/27/37 (144A) (c)	15,630,742	10,254,031
Banc of America Funding Trust 1.671%, 1M USD LIBOR + 0.170%, 05/20/36 (c)	131,238	129,595
1.739%, 1M USD LIBOR + 0.165%, 09/29/36 (144A) (c)	40,638,391	24,989,770
1.743%, 03/27/36 (144A) (c)	6,105,901	4,251,210
12.713%, 01/27/30 (144A) (c)	13,681,169	6,537,711
Banc of America Mortgage Trust 3.595%, 09/25/35 (c)	82,696	80,441
BCAP LLC Trust 1.538%, 10/28/36 (144A) (c)	2,318,198	2,279,133
3.678%, 05/26/47 (144A) (c)	7,678,021	7,626,548
Bear Stearns Asset-Backed Securities Trust 26.858%, 1M USD LIBOR + 33.583%, 07/25/36 (c)	491,686	757,373

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 1.731%, 1M USD LIBOR + 0.230%, 07/20/35 (c)	1,448,967	1,416,338
2.192%, 1M USD LIBOR + 0.640%, 07/25/35 (c)	1,282,605	1,247,672
5.750%, 01/25/37	2,670,430	2,188,991
6.000%, 01/25/37	2,774,603	2,554,614
13.525%, 1M USD LIBOR + 16.940%, 06/25/35 (c)	1,846,494	2,196,381
18.144%, 1M USD LIBOR + 22.800%, 02/25/36 (c)	1,639,977	1,773,315
22.392%, 1M USD LIBOR + 28.600%, 07/25/36 (c)	2,958,330	4,531,944
29.687%, 1M USD LIBOR + 39.000%, 08/25/37 (c)	1,491,230	2,318,467
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (c)	3,456,748	2,599,824
Countrywide Home Loan Reperforming Loan REMIC Trust 4.899%, 03/25/35 (144A) (c) (d) (j)	6,726,968	619,174
Credit Suisse Mortgage Trust 1.438%, 1M USD LIBOR + 0.200%, 06/27/46 (144A) (c)	2,302,288	2,275,534
21.988%, 1M USD LIBOR + 30.525%, 02/25/36 (c)	1,539,692	2,042,174
GreenPoint MTA Trust 1.992%, 1M USD LIBOR + 0.440%, 06/25/45 (c)	1,464,562	1,398,409
GSMPS Mortgage Loan Trust 1.952%, 1M USD LIBOR + 0.400%, 04/25/36 (144A) (c)	819,384	675,034
HarborView Mortgage Loan Trust 2.552%, 1M USD LIBOR + 1.000%, 10/25/37 (c)	1,600,812	1,581,303
Impac Secured Assets Corp. 1.872%, 1M USD LIBOR + 0.320%, 03/25/36 (c)	868,957	720,378
IndyMac INDX Mortgage Loan Trust 2.272%, 1M USD LIBOR + 0.720%, 01/25/35 (c)	1,070,159	915,445
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	12,079	12,000
6.500%, 01/25/36	111,340	94,724
JPMorgan Resecuritization Trust 1.538%, 1M USD LIBOR + 0.210%, 07/27/46 (144A) (c)	3,322,233	3,300,707
Lehman Mortgage Trust 5.078%, 1M USD LIBOR + 6.630%, 02/25/37 (c) (i) (j)	9,074,868	2,427,425
Lehman XS Trust 1.712%, 1M LIBOR + 0.160%, 03/25/47 (c)	2,299,661	2,230,792
1.752%, 1M USD LIBOR + 0.200%, 08/25/46 (c)	2,552,325	2,215,354
MASTR Adjustable Rate Mortgages Trust 3.421%, 11/25/35 (144A) (c)	56,505	47,318
MASTR Seasoned Securitization Trust 3.637%, 10/25/32 (c)	140,152	137,563
Merrill Lynch Mortgage Investors Trust 3.627%, 08/25/33 (c)	785,843	734,063
3.817%, 05/25/34 (c)	55,285	55,233
Morgan Stanley Mortgage Loan Trust 1.872%, 1M USD LIBOR + 0.320%, 01/25/35 (c)	781,339	723,728
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (c)	7,963,097	8,068,124
Nomura Resecuritization Trust 1.588%, 1M USD LIBOR + 0.260%, 02/26/46 (144A) (c)	4,868,000	4,282,229
NovaStar Mortgage Funding Trust 1.519%, 1M LIBOR + 0.380%, 09/25/46 (c)	885,396	784,992
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	640,764	606,571
6.000%, 05/25/35 (144A)	2,485,797	1,855,032
RBSGC Mortgage Loan Trust 2.002%, 1M USD LIBOR + 0.450%, 01/25/37 (c)	728,948	518,046

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust 1.762%, 1M USD LIBOR + 0.210%, 04/25/46 (c)	1,638,596	$832,053
1.812%, 1M USD LIBOR + 0.260%, 04/25/46 (c)	850,209	440,138
2.388%, 11/25/37 (c)	4,391,174	3,817,078
Residential Asset Securitization Trust 4.998%, 1M USD LIBOR + 6.550%, 12/25/36 (c) (i) (j)	13,704,168	3,300,623
5.750%, 02/25/36	2,116,182	2,114,491
Sequoia Mortgage Trust 2.312%, 6M USD LIBOR + 0.680%, 06/20/33 (c)	135,337	134,699
3.714%, 07/25/45 (144A) (c)	10,341	9,633
Structured Adjustable Rate Mortgage Loan Trust 2.861%, 1M USD LIBOR + 1.500%, 09/25/37 (c)	4,681,890	4,328,499
3.376%, 01/25/35 (c)	542,396	534,704
3.712%, 09/25/35 (c)	769,388	624,742
3.951%, 03/25/34 (c)	110,647	109,329
Structured Asset Mortgage Investments Trust 1.762%, 1M USD LIBOR + 0.210%, 05/25/46 (c)	230,331	194,786
1.832%, 1M USD LIBOR + 0.280%, 02/25/36 (c)	4,146,769	3,915,699
Structured Asset Securities Corp. Trust 1.902%, 1M USD LIBOR + 0.350%, 03/25/35 (c)	1,603,802	1,328,642
WaMu Mortgage Pass-Through Certificates Trust 1.822%, 1M USD LIBOR + 0.270%, 12/25/45 (c)	671,294	653,305
1.987%, COF 11 + 1.250%, 03/25/47 (c)	2,378,286	2,062,932
2.032%, 1M USD LIBOR + 0.480%, 12/25/45 (c)	15,302,115	11,403,257
3.021%, 09/25/36 (c)	817,145	737,046
3.237%, 08/25/33 (c)	1,624,773	1,594,014
3.276%, 10/25/34 (c)	753,886	755,878
5.128%, 1M USD LIBOR + 6.680%, 04/25/37 (c) (i) (j)	12,180,449	3,158,904
Wells Fargo Mortgage-Backed Securities Trust 3.446%, 10/25/35 (c)	49,238	49,506
3.529%, 06/25/35 (c)	50,833	51,969
3.568%, 04/25/36 (c)	75,513	76,331

		158,830,258

Commercial Mortgage-Backed Securities—5.6%
BAMLL Re-REMIC Trust 5.814%, 08/10/45 (144A) (c)	11,727,532	9,097,985
Banc of America Commercial Mortgage Trust 5.676%, 04/10/49 (a) (c)	2,139,071	1,600,943
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (d) (e) (j)	3,251,194	0
Bear Stearns Commercial Mortgage Securities Trust 6.204%, 06/11/50 (c)	2,854,557	2,852,655
BX Trust 6.750%, 10/15/32 (144A) (c)	26,480,000	26,546,065
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,400,000	1,051,671
3.208%, 07/10/47 (144A) (c)	4,398,000	2,860,993
4.421%, 1M LIBOR + 2.944%, 09/15/27 (144A) (c)	7,250,000	7,143,632
6.191%, 12/10/49 (c)	6,863,000	4,277,989
Commercial Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,477,903
4.280%, 03/10/46 (144A) (c)	2,710,000	1,376,929
4.441%, 07/10/50 (c)	1,726,000	1,386,208
4.546%, 08/10/48 (144A) (c)	5,800,000	3,561,133

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Commercial Mortgage Trust 5.373%, 12/15/39	857,851	718,961
5.869%, 09/15/40 (c)	5,054,051	4,902,430
6.278%, 06/15/38 (c)	1,687,980	867,073
9.097%, 1M LIBOR + 7.620%, 07/15/32 (144A) (c)	26,600,000	26,510,563
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	7,620,000	6,797,305
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	2,938,407
GE Business Loan Trust 1.897%, 1M LIBOR + 0.420%, 05/15/34 (144A) (c)	574,081	531,409
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	240,000	122,522
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	1,042,036	891,692
GS Mortgage Securities Trust 4.510%, 11/10/47 (144A) (c)	14,000,000	12,184,452
5.622%, 11/10/39	1,935,793	1,819,562
JPMorgan Chase Commercial Mortgage Securities Trust 3.958%, 04/15/46 (c)	3,750,000	3,771,242
5.027%, 1M LIBOR + 3.550%, 08/15/27 (144A) (c)	460,000	460,000
5.386%, 05/15/47 (c)	2,280,000	1,081,667
5.411%, 05/15/47	2,120,000	1,391,096
5.502%, 06/12/47 (c)	6,170,000	5,077,392
5.503%, 01/15/49 (c)	8,780,000	2,015,295
5.623%, 05/12/45	143,056	133,046
5.932%, 02/15/51 (c)	556,670	543,265
7.702%, 1M LIBOR + 6.225%, 10/15/19 (144A) (c)	9,900,000	9,974,085
Lone Star Portfolio Trust 8.377%, 1M LIBOR + 6.900%, 09/15/28 (144A) (c)	5,545,947	5,635,381
8.649%, 1M LIBOR + 7.218%, 09/15/20 (144A) (c)	4,648,153	4,717,567
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (c)	711,858	543,931
5.450%, 08/12/48 (144A) (c)	81,448	62,235
6.079%, 09/12/49 (c)	3,479,546	2,850,878
Morgan Stanley Bank of America Merrill Lynch Trust 4.528%, 10/15/48 (144A) (c)	9,534,000	6,314,070
Morgan Stanley Capital Trust 5.399%, 12/15/43	2,552,302	1,985,904
Multifamily Trust 9.543%, 04/25/46 (144A) (c)	12,605,292	13,135,054
UBS-Barclays Commercial Mortgage Trust 4.894%, 05/10/63 (144A) (c)	4,530,000	2,586,778
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c)	1,997,283	1,976,483
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	2,564,644
3.250%, 06/15/46 (144A)	8,240,000	6,060,863

		194,399,358

Total Mortgage-Backed Securities (Cost $358,016,750)		358,729,616

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (k)—9.9%

Security Description	Principal Amount*	Value

Air Freight & Logistics—0.1%
XPO Logistics, Inc. Term Loan B, 3.599%, 3M LIBOR + 2.250%, 11/01/21	3,316,484	$3,340,591

Airlines—0.2%
Air Canada Term Loan B, 3.745%, 3M LIBOR + 2.250%, 10/06/23	3,572,255	3,595,696
American Airlines, Inc. Term Loan, 12/14/23 (l)	2,178,000	2,180,213

		5,775,909

Auto Components—0.2%
American Axle & Manufacturing, Inc. Term Loan B, 04/06/24 (l)	8,348,810	8,378,031

Building Materials—0.2%
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 11/15/23	8,528,173	8,556,009

Commercial Services—0.9%
Albany Molecular Research, Inc. 1st Lien Term Loan, 4.819%, 1M LIBOR + 3.250%, 08/30/24	7,201,950	7,129,931
Jaguar Holding Co. II Term Loan, 4.384%, 3M LIBOR + 2.750%, 08/18/22	8,188,202	8,213,282
Parexel International Corp. Term Loan B, 09/27/24 (l)	6,563,550	6,601,835
Prime Security Services Borrower LLC 1st Lien Term Loan, 4.319%, 1M LIBOR + 2.750%, 05/02/22	8,227,929	8,296,253

		30,241,301

Computers—0.1%
Dell, Inc. 1st Lien Term Loan, 09/07/23 (l)	2,250,000	2,251,303

Distribution/Wholesale—0.1%
Beacon Roofing Supply, Inc. Term Loan B, 08/23/24 (l)	4,415,000	4,433,525

Distributors—0.2%
American Builders & Contractors Supply Co., Inc. Term Loan B, 4.069%, 1M LIBOR + 2.500%, 10/31/23	8,054,138	8,099,861

Electric—0.4%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.567%, 1M LIBOR + 3.000%, 06/30/18	8,950,000	8,981,325
Vistra Operations Company LLC Term Loan B2, 12/14/23 (l)	3,391,436	3,418,991

		12,400,316

Entertainment—0.4%
Lions Gate Entertainment Corp. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 12/08/23	3,703,276	3,717,164

Entertainment—(Continued)
Scientific Games International, Inc. Term Loan B4, 4.704%, 2M LIBOR + 3.250%, 08/14/24	8,847,825	8,936,303

		12,653,467

Food—0.4%
Albertson’s LLC Term Loan B6, 4.462%, 3M LIBOR + 3.000%, 06/22/23	6,870,172	6,740,497
Aramark Services, Inc. Term Loan B1, 1M LIBOR + 2.000%, 03/11/25 (l)	2,500,000	2,517,187
Post Holdings, Inc. Incremental Term Loan, 1M LIBOR + 2.250%, 05/24/24 (l)	4,568,521	4,589,459

		13,847,143

Healthcare-Services—0.5%
DaVita HealthCare Partners, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 06/24/21	3,366,394	3,396,271
MPH Acquisition Holdings LLC Term Loan B, 4.693%, 3M LIBOR + 3.000%, 06/07/23	7,899,752	7,925,054
RadNet, Inc. Term Loan, 5.110%, 3M LIBOR + 3.750%, 06/30/23	5,211,039	5,250,122

		16,571,447

Hotels, Restaurants & Leisure—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 3.868%, 1M LIBOR + 2.250%, 02/16/24	3,107,831	3,111,231

Insurance—0.4%
RPI Finance Trust Term Loan B6, 3.693%, 3M LIBOR + 2.000%, 03/27/23	6,485,993	6,519,584
UFC Holdings LLC 1st Lien Term Loan, 4.810%, 1M LIBOR + 3.250%, 08/18/23	8,405,100	8,458,288

		14,977,872

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 4.660%, 1M LIBOR + 3.250%, 10/19/23	7,939,500	7,994,084

Leisure Time—0.1%
Intrawest Resorts Holdings, Inc. Term Loan B1, 07/31/24 (l)	3,080,000	3,105,025

Lodging—0.7%
Boyd Gaming Corp. Term Loan B3, 3.975%, 1W LIBOR + 2.500%, 09/15/23	4,243,994	4,272,840
Caesars Resort Collection LLC 1st Lien Term Loan B, 3M LIBOR + 2.750%, 12/22/24 (l)	8,800,000	8,847,300
Hilton Worldwide Finance LLC Term Loan B2, 3.552%, 1M LIBOR + 2.000%, 10/25/23	2,264,654	2,278,550
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.819%, 1M LIBOR + 2.250%, 04/25/23	6,824,894	6,860,240
Station Casinos LLC Term Loan B, 4.060%, 1M LIBOR + 2.500%, 06/08/23	3,881,147	3,893,516

		26,152,446

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Machinery—0.1%
Zebra Technologies Corp. Term Loan B, 3.371%, 3M LIBOR + 2.000%, 10/27/21	3,001,798	$3,019,865

Media—0.9%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.628%, 3M LIBOR + 3.250%, 07/23/21	7,031,830	6,875,076
CBS Radio, Inc. Term Loan B, 4.172%, 3M LIBOR + 2.750%, 11/17/24	8,804,000	8,864,528
Charter Communications Operating LLC Term Loan B, 04/30/25 (l)	4,512,732	4,521,193
Unitymedia Finance LLC Term Loan B, 09/30/25 (l)	830,000	831,705
Univision Communications, Inc. Term Loan C5, 4.319%, 1M LIBOR + 2.750%, 03/15/24	8,778,670	8,762,755

		29,855,257

Oil & Gas—0.0%
Hercules Offshore LLC Term Loan, 05/06/20 (i)	820,431	697,367

Packaging & Containers—0.8%
Berry Plastics Group, Inc. Term Loan M, 3.765%, 1M LIBOR + 2.250%, 10/01/22	7,341,880	7,378,589
BWAY Holding Co. Term Loan B, 4.599%, 3M LIBOR + 3.250%, 04/03/24	6,467,500	6,502,871
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.335%, 3M LIBOR + 3.000%, 12/29/23	5,330,520	5,366,059
Reynolds Group Holdings, Inc. Term Loan, 4.319%, 1M LIBOR + 2.750%, 02/05/23	8,013,649	8,061,931

		27,309,450

Pharmaceuticals—0.2%
Change Healthcare Holdings, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 03/01/24	7,046,750	7,066,016

Professional Services—0.1%
Trans Union LLC Term Loan B3, 3.569%, 1M LIBOR + 2.000%, 04/10/23	3,954,404	3,974,916

Retail—1.3%
Academy, Ltd. Term Loan B, 5.546%, 3M LIBOR + 4.000%, 07/01/22	9,779,122	7,725,506
CWGS Group LLC Term Loan, 4.393%, 1M LIBOR + 3.000%, 11/08/23	1,316,700	1,327,168
Leslie’s Poolmart, Inc. Term Loan, 5.374%, 2M LIBOR + 3.750%, 08/16/23	3,110,645	3,107,727
Michaels Stores, Inc. Term Loan B1, 4.288%, 1M LIBOR + 2.750%, 01/30/23	6,642,605	6,653,678
Party City Holdings, Inc. Term Loan, 4.456%, 3M LIBOR + 3.000%, 08/19/22	5,221,855	5,247,604
Petco Animal Supplies, Inc. Term Loan B, 4.380%, 3M LIBOR + 3.000%, 01/26/23	4,998,876	3,805,394

Retail—(Continued)
PetSmart, Inc. Term Loan B2, 4.570%, 1M LIBOR + 3.000%, 03/11/22	20,430,370	16,465,611

		44,332,688

Software—0.5%
Almonde, Inc. 1st Lien Term Loan, 3M LIBOR + 3.500%, 06/13/24 (l)	4,470,000	4,487,706
First Data Corp. Term Loan, 3.802%, 1M LIBOR + 2.250%, 04/26/24	8,804,274	8,819,999
MA FinanceCo. LLC Term Loan B3, 4.319%, 1M LIBOR + 2.750%, 06/21/24	470,771	472,653
Seattle Spinco, Inc. Term Loan B3, 4.319%, 1M LIBOR + 2.750%, 06/21/24	3,179,229	3,191,495

		16,971,853

Telecommunications—0.7%
CenturyLink, Inc. Term Loan B, 4.319%, 1M LIBOR + 2.750%, 01/31/25	7,670,000	7,413,875
Level 3 Financing, Inc. Term Loan B, 3.696%, 3M LIBOR + 2.250%, 02/22/24	6,960,000	6,968,700
UPC Financing Partnership Term Loan AR, 3.977%, 1M LIBOR + 2.500%, 01/15/26	8,840,000	8,846,356
Virgin Media Bristol LLC Term Loan, 1M LIBOR + 2.500%, 01/15/26 (l)	2,865,395	2,868,977

		26,097,908

Transportation—0.0%
Commercial Barge Line Co. 1st Lien Term Loan, 10.319%, 1M LIBOR + 8.750%, 11/12/20 (i)	1,896,104	1,084,334

Trucking & Leasing—0.1%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.751%, 1M LIBOR + 2.250%, 04/03/22	3,814,167	3,790,824

Total Floating Rate Loans (Cost $351,538,679)		346,090,039

U.S. Treasury & Government Agencies—8.5%

Agency Sponsored Mortgage - Backed—7.7%
Fannie Mae 15 Yr. Pool 3.000%, TBA (m)	15,000,000	15,278,320
4.000%, 07/01/18	7,682	7,906
4.000%, 08/01/18	10,665	10,976
4.000%, 03/01/19	15,236	15,680
5.000%, 12/01/21	11,543	11,905
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	5,769	5,851
Fannie Mae 30 Yr. Pool 3.000%, TBA (m)	18,800,000	18,800,000
3.500%, TBA (m)	35,500,000	36,448,517
4.000%, 04/01/47	2,921,539	3,075,378
4.000%, 05/01/47	1,249,134	1,314,717

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 08/01/47	13,991,994	$14,645,820
4.500%, 05/01/39	1,795,444	1,946,592
4.500%, 08/01/40	4,772,249	5,115,954
4.500%, 05/01/41	3,316,284	3,555,937
4.500%, 11/01/43	2,442,833	2,603,348
5.000%, 01/01/39	314,055	339,986
5.000%, 06/01/40	179,930	194,204
5.000%, 07/01/40	126,025	135,955
6.000%, 07/01/38	21,096	23,744
6.500%, 08/01/31	299	332
6.500%, 12/01/36	1,242	1,420
6.500%, 06/01/37	16,136	17,886
6.500%, 10/01/37	18,308	20,506
7.000%, 05/01/26	1,243	1,305
7.000%, 07/01/30	262	267
7.000%, 01/01/31	269	288
7.000%, 07/01/31	1,227	1,301
7.000%, 09/01/31	2,843	3,086
7.000%, 10/01/31	2,505	2,775
7.000%, 11/01/31	22,453	23,818
7.000%, 01/01/32	5,653	5,769
7.000%, 02/01/32	4,299	4,417
7.500%, 12/01/29	462	469
7.500%, 01/01/30	485	567
7.500%, 02/01/30	323	326
7.500%, 06/01/30	332	332
7.500%, 08/01/30	83	85
7.500%, 09/01/30	552	614
7.500%, 10/01/30	84	92
7.500%, 11/01/30	9,917	10,391
7.500%, 02/01/31	3,282	3,346
8.000%, 08/01/27	863	941
8.000%, 07/01/30	543	645
8.000%, 09/01/30	393	411
Fannie Mae Connecticut Avenue Securities (CMO) 6.802%, 1M USD LIBOR + 5.250%, 10/25/23 (c)	2,780,000	3,227,174
Fannie Mae REMICS (CMO) 1.902%, 1M LIBOR + 0.350%, 05/25/34 (c)	117,213	117,323
4.500%, 06/25/29	242,264	255,290
9.750%, 11/25/18	22,913	23,396
9.750%, 08/25/19	6,748	6,874
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	2,197,455	2,209,113
3.000%, TBA (m)	14,300,000	14,297,759
3.500%, TBA (m)	16,000,000	16,430,838
4.000%, 07/01/47	2,757,825	2,885,898
4.000%, 12/01/47	4,788,035	5,013,369
4.000%, TBA (m)	11,100,000	11,607,304
4.500%, 04/01/47	3,260,541	3,465,567
4.500%, 06/01/47	4,608,949	4,898,665
4.500%, 07/01/47	3,495,449	3,720,031
6.000%, 12/01/36	17,860	20,153
6.000%, 02/01/37	18,233	20,461
7.000%, 03/01/39	123,769	138,469

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.329%, 08/25/42 (c) (j)	70,400,000	3,643,932
Freddie Mac REMICS (CMO) 11.565%, 06/15/21 (j)	3	26
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 5.002%, 1M USD LIBOR + 3.450%, 10/25/29 (a) (c)	4,620,000	5,025,707
6.002%, 03/25/30 (c)	8,840,000	9,470,606
6.052%, 1M USD LIBOR + 4.500%, 02/25/24 (c)	2,210,000	2,581,617
6.302%, 1M USD LIBOR + 4.750%, 10/25/24 (c)	5,925,000	6,553,407
6.702%, 1M USD LIBOR + 5.150%, 10/25/29 (c)	10,500,000	11,690,643
Ginnie Mae I 30 Yr. Pool 5.000%, 04/15/35	10,389	11,426
5.500%, 01/15/34	50,817	56,474
5.500%, 04/15/34	15,750	17,513
5.500%, 07/15/34	90,740	100,748
5.500%, 10/15/34	54,215	60,176
5.750%, 10/15/38	97,739	108,970
6.000%, 02/15/33	1,536	1,730
6.000%, 03/15/33	5,062	5,687
6.000%, 06/15/33	4,522	5,195
6.000%, 07/15/33	7,525	8,582
6.000%, 09/15/33	6,382	7,135
6.000%, 10/15/33	3,035	3,431
6.000%, 08/15/34	21,653	24,208
6.500%, 03/15/29	2,613	2,899
6.500%, 02/15/32	852	978
6.500%, 03/15/32	967	1,120
6.500%, 11/15/32	4,096	4,618
7.000%, 03/15/31	190	198
Ginnie Mae II 30 Yr. Pool 3.000%, 11/20/47	5,985,009	6,045,129
3.000%, TBA (m)	12,500,000	12,613,281
3.500%, 03/20/45	271,103	280,639
3.500%, 03/20/46	501,464	521,665
3.500%, TBA (m)	25,000,000	25,843,750
4.000%, TBA (m)	8,700,000	9,069,071
5.000%, 08/20/34	57,301	62,293
5.500%, 03/20/34	7,765	8,609
6.000%, 05/20/32	10,563	11,913
6.000%, 11/20/33	12,811	14,533
Ginnie Mae II ARM Pool 2.750%, 1Y CMT, 01/20/60 (c)	720,278	742,108
3.122%, 1Y CMT, 05/20/60 (c)	624,014	645,856
Government National Mortgage Association (CMO) 0.504%, 03/16/47 (c) (j)	6,896,964	116,921
0.574%, 04/16/52 (c) (j)	12,635,148	258,919
3.000%, 04/20/41	612,266	616,204

		268,207,780

Federal Agencies—0.1%
Tennessee Valley Authority 5.980%, 04/01/36	1,760,000	2,480,532

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.7%
U.S. Treasury Bond 3.000%, 05/15/47	1,990,000	$2,092,221
U.S. Treasury Floating Rate Notes 1.722%, 3M USTBMM + 0.272%, 01/31/18 (a) (c)	10,000,000	10,002,377
U.S. Treasury Notes 1.875%, 04/30/22	420,000	414,980
2.000%, 11/30/22	5,430,000	5,380,578
2.250%, 11/15/27 (a)	8,840,000	8,715,342

		26,605,498

Total U.S. Treasury & Government Agencies (Cost $295,965,392)		297,293,810

Foreign Government—8.3%

Regional Government—0.6%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	1,973,373
Provincia de Buenos Aires 6.500%, 02/15/23 (144A) (n)	18,940,000	20,347,242

		22,320,615

Sovereign—7.7%
Argentina POM Politica Monetaria 28.750%, 06/21/20 (ARS) (c)	467,110,000	26,815,559
Argentine Bonos del Tesoro 18.200%, 10/03/21 (ARS)	328,390,000	18,832,425
21.200%, 09/19/18 (ARS)	10,352,000	573,876
22.750%, 03/05/18 (ARS)	104,350,000	5,934,546
Argentine Republic Government International Bonds 5.625%, 01/26/22	2,570,000	2,711,350
6.875%, 04/22/21 (a)	2,150,000	2,341,350
7.500%, 04/22/26	17,550,000	19,869,233
7.625%, 04/22/46	1,170,000	1,319,760
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,561,950
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,097,300
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	51,146,000	15,881,148
10.000%, 01/01/27 (BRL)	992,000	280,333
Brazilian Government International Bond 6.000%, 04/07/26	15,640,000	17,477,700
Ecuador Government International Bond 10.750%, 03/28/22 (144A)	8,450,000	9,875,938
Egypt Government International Bond 6.125%, 01/31/22	8,380,000	8,765,899
Ghana Government International Bond 8.125%, 01/18/26 (a) (n)	4,200,000	4,666,536
Guatemala Government Bond 4.375%, 06/05/27 (144A)	5,970,000	5,955,075
Honduras Government International Bond 6.250%, 01/19/27	4,140,000	4,417,794
Indonesia Government International Bonds 5.125%, 01/15/45 (a)	3,000,000	3,315,909
5.250%, 01/17/42	15,090,000	16,891,278

Sovereign—(Continued)
Indonesia Treasury Bonds 7.000%, 05/15/27 (IDR)	162,762,000,000	12,572,292
8.375%, 09/15/26 (IDR)	66,608,000,000	5,546,901
Mexican Bonos 7.500%, 06/03/27 (MXN)	149,000,000	7,463,514
8.000%, 11/07/47 (MXN)	284,020,000	14,737,406
Mexico Government International Bonds 4.125%, 01/21/26 (a)	8,170,000	8,517,225
4.750%, 03/08/44	10,710,000	10,827,810
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,209,625,000	20,407,764
Senegal Government International Bond 6.250%, 05/23/33 (144A) (n)	8,720,000	9,203,576
Uruguay Government International Bonds 8.500%, 03/15/28 (144A) (UYU)	69,700,000	2,425,298
9.875%, 06/20/22 (144A) (UYU)	166,730,000	6,132,598

		267,419,343

Total Foreign Government (Cost $288,112,749)		289,739,958

Asset-Backed Securities—6.2%

Asset-Backed - Credit Card—0.2%
CreditShop Credit Card Co. LLC 9.477%, 10/15/22 (144A) (c)	6,400,000	6,403,456

Asset-Backed - Home Equity—0.9%
Asset-Backed Securities Corp. Home Equity Loan Trust 4.327%, 1M USD LIBOR + 2.850%, 04/15/33 (c)	1,938	1,935
Bear Stearns Asset-Backed Securities Trust 1.782%, 1M USD LIBOR + 0.230%, 11/25/36 (c)	12,758,000	9,880,654
2.068%, 1M USD LIBOR + 0.740%, 01/25/34 (c)	17,884	17,391
EMC Mortgage Loan Trust 2.452%, 1M LIBOR + 0.900%, 05/25/43 (144A) (c)	563,874	557,917
Structured Asset Securities Corp. Mortgage Loan Trust 1.772%, 1M USD LIBOR + 0.220%, 02/25/36 (144A) (c)	2,628,578	161,038
WaMu Asset-Backed Certificates Trust 1.722%, 1M USD LIBOR + 0.170%, 07/25/47 (c)	27,474,861	20,357,635

		30,976,570

Asset-Backed - Manufactured Housing—0.4%
Conseco Finance Corp. 7.030%, 07/15/28 (c)	6,705,276	6,664,813
Manufactured Housing Contract Trust Pass-Through Certificates 4.736%, Auction Rate Security + 0.000%, 02/20/32 (c)	225,000	212,861
4.746%, Auction Rate Security + 0.000%, 03/13/32 (c)	375,000	355,590
Origen Manufactured Housing Contract Trust 2.886%, 10/15/37 (c)	1,429,980	1,341,557
2.943%, 04/15/37 (c)	1,285,879	1,199,425

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	4,195,130	$4,019,159

		13,793,405

Asset-Backed - Other—4.3%
AIMCO CLO 5.043%, 3M USD LIBOR + 3.680%, 07/20/29 (144A) (c)	6,750,000	6,891,392
Ammc CLO, Ltd. 7.163%, 3M USD LIBOR + 5.810%, 04/17/29 (144A) (c)	6,600,000	6,665,281
Amortizing Residential Collateral Trust 3.352%, 1M USD LIBOR + 1.800%, 08/25/32 (c)	23,375	21,383
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	5,196,975	5,056,501
Ares CLO, Ltd. 7.864%, 3M USD LIBOR + 6.550%, 10/15/29 (144A) (c)	9,300,000	9,591,546
7.959%, 3M USD LIBOR + 6.600%, 10/15/27 (144A) (c)	5,500,000	5,613,762
Barings CLO, Ltd. 8.731%, 3M USD LIBOR + 7.450%, 07/18/29 (144A) (c)	4,600,000	4,383,142
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,804,686	1,399,994
Carlyle Global Market Strategies CLO, Ltd. 5.032%, 3M USD LIBOR + 3.700%, 07/20/31 (144A) (c)	9,500,000	9,752,833
Catskill Park CLO, Ltd. 7.363%, 3M USD LIBOR + 6.000%, 04/20/29 (144A) (c)	10,200,000	10,358,304
Countrywide Asset-Backed Certificates Trust 3.427%, 1M USD LIBOR + 1.875%, 06/25/34 (c)	133,814	126,975
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.777%, 1M LIBOR + 0.300%, 12/15/33 (144A) (c)	174,320	160,312
Countrywide Revolving Home Equity Loan Trust 1.617%, 1M USD LIBOR + 0.140%, 07/15/36 (c)	333,639	308,702
CVP CLO, Ltd. Zero Coupon, 01/20/31 (144A) (c)	4,500,000	4,500,000
Encore Credit Receivables Trust 2.587%, 1M USD LIBOR + 1.035%, 10/25/35 (c)	2,327,806	1,652,292
First Horizon Asset-Backed Trust 1.712%, 1M USD LIBOR + 0.160%, 10/25/34 (c)	14,093	13,815
Goldentree Loan Opportunities, Ltd. 6.563%, 3M USD LIBOR + 5.200%, 07/20/27 (144A) (c)	2,150,000	2,167,116
GSAMP Trust 1.752%, 1M USD LIBOR + 0.200%, 01/25/36 (c)	97,497	13,353
HSI Asset Securitization Corp. Trust 1.972%, 1M USD LIBOR + 0.420%, 11/25/35 (c)	3,732,242	3,734,944
Long Beach Mortgage Loan Trust 2.031%, 1M USD LIBOR + 0.520%, 01/21/31 (c)	19,441	18,889
Madison Park Funding, Ltd. 7.713%, 10/21/30 (144A) (c)	2,600,000	2,665,471
MidOcean Credit CLO IV 5.259%, 3M USD LIBOR + 3.900%, 04/15/27 (144A) (c)	1,750,000	1,756,610
Midocean Credit CLO VII 5.199%, 3M USD LIBOR + 3.880%, 07/15/29 (144A) (c)	4,750,000	4,828,513
Northwoods Capital, Ltd. 7.626%, 3M USD LIBOR + 6.000%, 06/20/29 (144A) (c)	5,250,000	5,027,599
Ocean Trails CLO 9.109%, 3M USD LIBOR + 7.750%, 07/15/28 (144A) (c)	5,120,000	5,326,807
Park Place Securities, Inc. 2.182%, 1M USD LIBOR + 0.630%, 09/25/35 (c)	9,550,000	7,840,767

Asset-Backed - Other—(Continued)
SACO I Trust 1.812%, 1M USD LIBOR + 0.260%, 06/25/36 (c)	273,824	629,126
1.892%, 1M USD LIBOR + 0.340%, 03/25/36 (c)	67,678	146,434
SBA Small Business Investment Cos. 2.845%, 03/10/27	10,554,820	10,676,166
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	3,962,287	4,001,731
Thayer Park CLO, Ltd. 7.463%, 3M USD LIBOR + 6.100%, 04/20/29 (144A) (c)	8,400,000	8,541,968
Treman Park CLO, Ltd. 5.223%, 3M USD LIBOR + 3.860%, 04/20/27 (144A) (c)	1,700,000	1,709,665
Upgrade Pass-Through Trust 1.000%, 12/27/27 (d) (f) (h)	3,789,102	3,804,358
Venture CLO, Ltd. 5.413%, 3M USD LIBOR + 4.050%, 04/20/27 (144A) (c)	9,105,000	9,128,664
Voya CLO, Ltd. 6.663%, 3M USD LIBOR + 5.300%, 07/23/27 (144A) (c)	2,000,000	1,992,632
7.325%, 3M USD LIBOR + 6.020%, 06/07/30 (144A) (c)	8,000,000	8,111,856

		148,618,903

Asset-Backed - Student Loan—0.4%
DRB Prime Student Loan Trust 3.170%, 07/25/31 (144A)	2,913,574	2,934,204
National Collegiate Student Loan Trust 2.402%, 1M USD LIBOR + 0.850%, 03/25/38 (c)	7,850,054	5,347,535
Nelnet Student Loan Trust Zero Coupon, 28 day ARS, 03/22/32 (c)	6,200,000	5,821,887
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	1,736,250

		15,839,876

Total Asset-Backed Securities (Cost $207,830,149)		215,632,210

Convertible Bonds—0.8%

Media—0.2%
DISH Network Corp. 2.375%, 03/15/24 (144A)	5,890,000	5,658,081
3.375%, 08/15/26 (a)	1,710,000	1,860,694

		7,518,775

Oil & Gas—0.5%
Chesapeake Energy Corp. 5.500%, 09/15/26 (144A)	4,120,000	3,751,775
Whiting Petroleum Corp. 1.250%, 04/01/20 (a)	15,790,000	14,526,800

		18,278,575

Software—0.1%
Verint Systems, Inc. 1.500%, 06/01/21	1,170,000	1,136,363

Total Convertible Bonds (Cost $26,892,330)		26,933,713

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Convertible Preferred Stocks—0.4%

Security Description	Shares/ Principal Amount*	Value

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	$6,504,101

Oil, Gas & Consumable Fuels—0.2%
Sanchez Energy Corp. 4.875%, 12/31/49	51,400	950,900
6.500%, 12/31/49	387,460	7,466,354

		8,417,254

Total Convertible Preferred Stocks (Cost $21,753,816)		14,921,355

Municipals—0.2%
Brazos Harbor Industrial Development Corp., Environmental Facilities, Dow Chemical Project., Revenue Bond 5.900%, 05/01/38 (c)	1,505,000	1,525,272
Brazos River Harbor, TX Navigation District , Dow Chemical Co. Project, Revenue Bond 5.950%, 05/15/33	3,360,000	3,490,200
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	445,932
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.000%, 12/15/30	750,000	838,635
5.000%, 12/15/31	1,550,000	1,729,351
Virginia Housing Development Authority 6.000%, 06/25/34	702,308	741,405

Total Municipals (Cost $8,233,465)		8,770,795

Preferred Stocks—0.1%

Air Freight & Logistics—0.0%
CEVA Group plc - Series A2 , (i)	864	382,196

Banks—0.1%
Citigroup Capital, 7.750%, 10/30/40(c)	51,160	1,405,877

Marine—0.0%
Tricer Tracking Preferred Equity Certificates , 8.000%, (f) (h) (i)	11,281,287	104,463

Oil & Gas—0.0%
Berry Petroleum Corp. ,	82,628	950,222

Total Preferred Stocks (Cost $4,251,439)		2,842,758

Common Stocks—0.1%

Air Freight & Logistics—0.0%
CEVA Group plc (i) (o)	399	176,557

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (i) (o)	1,399,556	27,991

Household Durables—0.0%
Desarrolladora Homex S.A.B. de C.V. (o)	220,114	6,997

Marine—0.0%
Tricer Holdco SCA (f) (h) (i) (o)	23,504	68,397

Media—0.0%
Cengage Learning, Inc. (o)	10,995	83,837
ION Media Networks, Inc. (o)	785	510,250

		594,087

Oil & Gas—0.1%
Berry Petroleum Corp. (o)	74,879	666,423

Oil, Gas & Consumable Fuels—0.0%
Sanchez Energy Corp. (o)	69,850	370,903

Total Common Stocks (Cost $4,347,654)		1,911,355

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (f) (h) (i)	10,611	2,992

Forest Products & Paper—0.0%
Sino-Forest Corp. (f)	1,246,000	0
Sino-Forest Corp. (f)	500,000	0

		0

Oil & Gas—0.0%
Berry Petroleum Co. LLC (f) (g) (h) (i)	850,000	0
Berry Petroleum Co. LLC (f) (g) (h) (i)	1,040,000	0

		0

Total Escrow Shares (Cost $476,680)		2,992

Short-Term Investments—6.4%

Repurchase Agreements—6.4%
Bank of America N.A. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $100,015,556 on 01/02/18, collateralized by $101,474,800 U.S. Treasury Note at 2.125% due 08/15/21, with a value of $101,628,478.	100,000,000	100,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $125,319,601 on 01/02/18, collateralized by $126,515,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 04/15/21 - 05/15/21, with a value of $127,821,580.	125,314,031	$125,314,031

Total Short-Term Investments (Cost $225,314,031)		225,314,031

Securities Lending Reinvestments (p)—11.6%

Certificates of Deposit—7.7%
Agricultural Bank of China 1.870%, 02/15/18	5,000,000	5,000,145
Banco Del Estado De Chile New York 1.692%, 1M LIBOR + 0.220%, 05/14/18 (c)	10,000,000	9,999,300
Bank of Montreal 1.972%, 01/11/18	7,007,199	7,001,027
BNP Paribas New York 1.572%, 1M LIBOR + 0.200%, 05/04/18 (c)	5,000,000	5,000,310
1.677%, 1M LIBOR + 0.200%, 02/15/18 (c)	9,000,000	9,000,468
Canadian Imperial Bank 1.630%, 1M LIBOR + 0.170%, 04/13/18 (c)	10,000,000	10,001,280
Chiba Bank, Ltd., New York 1.560%, 02/07/18	4,000,000	3,999,508
China Construction Bank 1.950%, 02/20/18	5,000,000	5,000,160
Cooperative Rabobank UA 1.499%, 3M LIBOR + 0.140%, 10/16/18 (c)	11,500,000	11,500,000
Credit Industriel et Commercial 1.641%, 1M LIBOR + 0.150%, 02/16/18 (c)	4,999,918	5,000,050
Credit Suisse AG New York 1.622%, 1M LIBOR + 0.190%, 05/11/18 (c)	5,000,000	5,000,030
1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	10,000,000	10,000,590
Danske Bank A/S 1.680%, 03/19/18	13,000,000	12,998,700
KBC Bank NV Zero Coupon, 02/26/18	7,966,095	7,979,600
1.550%, 01/29/18	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.579%, 1M LIBOR + 0.200%, 06/07/18 (c)	3,000,000	2,999,712
1.681%, 1M LIBOR + 0.190%, 04/16/18 (c)	10,000,000	9,999,730
1.769%, 1M LIBOR + 0.200%, 05/30/18 (c)	2,000,000	1,999,844
Mizuho Bank, Ltd., New York 1.592%, 1M LIBOR + 0.200%, 04/06/18 (c)	3,000,000	2,999,928
1.632%, 1M LIBOR + 0.200%, 04/11/18 (c)	2,500,000	2,501,325
1.644%, 1M LIBOR + 0.200%, 02/12/18 (c)	3,000,000	3,000,599
1.691%, 1M LIBOR + 0.200%, 04/18/18 (c)	5,000,000	4,999,295
1.769%, 1M LIBOR + 0.200%, 05/29/18 (c)	1,500,000	1,499,883
Natixis New York 1.529%, 1M LIBOR + 0.150%, 02/05/18 (c)	7,500,000	7,500,195
Norinchukin Bank New York 1.655%, 1M LIBOR + 0.160%, 01/19/18 (c)	10,000,000	9,999,780
1.722%, 1M LIBOR + 0.170%, 02/23/18 (c)	8,000,000	8,000,168

Certificates of Deposit—(Continued)
Oversea-Chinese Banking Corp., Ltd. 1.631%, 1M LIBOR + 0.130%, 03/20/18 (c)	5,000,000	4,999,830
Royal Bank of Canada New York 1.679%, 3M LIBOR + 0.130%, 06/12/18 (c)	8,000,000	7,998,856
Standard Chartered plc 1.460%, 02/02/18	20,000,000	19,997,440
State Street Bank and Trust Co. 1.527%, 1M LIBOR + 0.120%, 05/08/18 (c)	2,000,000	1,999,818
Sumitomo Mitsui Banking Corp. 1.547%, 3M LIBOR + 0.150%, 02/08/18 (c)	7,500,000	7,497,682
Sumitomo Mitsui Banking Corp., London 1.721%, 1M LIBOR + 0.230%, 05/17/18 (c)	6,500,000	6,493,110
Sumitomo Mitsui Banking Corp., New York 1.521%, 1M LIBOR + 0.160%, 02/01/18 (c)	5,000,000	4,999,220
1.634%, 1M LIBOR + 0.190%, 04/12/18 (c)	3,000,000	2,999,826
1.754%, 1M LIBOR + 0.190%, 04/26/18 (c)	3,500,000	3,499,972
Svenska Handelsbanken AB 1.719%, 1M LIBOR + 0.150%, 04/30/18 (c)	10,000,000	10,001,000
Toronto Dominion Bank New York 1.670%, 3M LIBOR + 0.320%, 01/10/18 (c)	5,000,000	4,999,780
1.800%, 1M LIBOR + 0.340%, 03/13/18 (c)	10,300,000	10,303,543
Wells Fargo Bank N.A. 1.486%, 3M LIBOR + 0.130%, 07/11/18 (c)	6,500,000	6,499,506
1.511%, 3M LIBOR + 0.140%, 10/26/18 (c)	4,000,000	4,003,661

		269,274,871

Commercial Paper—2.5%
Bank of China, Ltd. 1.900%, 02/12/18	14,950,917	14,970,705
Canadian Imperial Bank 1.700%, 03/19/18	3,982,244	3,985,772
Industrial & Commercial Bank of China, Ltd. 2.080%, 02/20/18	9,964,756	9,975,760
ING Funding LLC 1.622%, 1M LIBOR + 0.190%, 08/10/18 (c)	7,750,000	7,748,396
Macquarie Bank, Ltd., London 1.620%, 03/06/18	8,963,550	8,974,629
Ridgefield Funding Co. LLC 1.701%, 1M LIBOR + 0.210%, 05/17/18 (c)	1,000,000	999,934
Sheffield Receivables Co. 1.680%, 03/14/18	4,978,533	4,983,010
Toyota Motor Credit Corp. 1.667%, 1M LIBOR + 0.190%, 05/11/18 (c)	11,000,000	11,002,376
1.750%, 03/08/18	4,979,826	4,986,080
UBS AG 1.582%, 1M LIBOR + 0.210%, 05/02/18 (c)	20,000,000	19,999,440

		87,626,102

Master Demand Notes—0.1%
Natixis Financial Products LLC 1.650%, OBFR + 0.230%, 01/02/18 (c)	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (p)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.2%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $1,988,867 on 01/02/18, collateralized by $2,009,526 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $2,029,921.	1,988,483	$1,988,483
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.970% to be repurchased at $2,047,280 on 04/02/18, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 1.970% to be repurchased at $12,386,080 on 04/03/18, collateralized by $77,812 U.S. Treasury Obligations with rates ranging from 1.875% - 2.250%, maturity dates ranging from 04/30/22 - 08/15/46, and various Common Stock with a value of $13,624,710.	12,250,000	12,250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.970% to be repurchased at $9,771,887 on 04/02/18, collateralized by various Common Stock with a value of $10,450,002.	9,500,000	9,500,000
Repurchase Agreement dated 08/01/17 at 1.970% to be repurchased at $12,666,903 on 04/02/18, collateralized by various Common Stock with a value of $13,750,001.	12,500,000	12,500,000
Societe Generale Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $4,176,809 on 01/02/18, collateralized by various Common Stock with a value of $4,621,658.	4,150,000	4,150,000

		42,388,483

Time Deposit—0.1%
OP Corporate Bank plc 1.990%, 01/12/18	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $404,286,017)		404,289,456

Total Purchased Options—0.1% (q) (Cost $2,166,735)		2,173,349

Total Investments—116.0% (Cost $3,992,515,779)		4,054,423,691
Other assets and liabilities (net)—(16.0)%		(560,569,639)

Net Assets—100.0%		$3,493,854,052

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $390,191,682 and the collateral received consisted of cash in the amount of $404,231,522. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2017, the market value of restricted securities was $8,911,809, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.6% of net assets.
(i)	Illiquid security. As of December 31, 2017, these securities represent 0.8% of net assets.
(j)	Interest only security.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This loan will settle after December 31, 2017, at which time the interest rate will be determined.
(m)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(n)	Principal amount of security is adjusted for inflation.
(o)	Non-income producing security.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(q)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $1,246,721,304, which is 35.7% of net assets.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	07/14/10	$1,392,642	$1,392,642	$1,630,773
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	3,251,194	309,879	0
Countrywide Home Loan Reperforming Loan REMIC Trust, 4.899%, 03/25/35	01/08/15	6,726,968	979,615	619,174
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/24/11	932,290	961,424	93
Mirabela Nickel, Ltd., 1.000%, 09/10/44	09/10/14 -10/21/16	36,414	32,884	0
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	01/25/13	2,603,564	2,753,218	2,857,411
Upgrade Pass-Through Trust, 1.000%, 12/27/27	11/29/17 -12/27/17	3,789,102	3,822,306	3,804,358

				$8,911,809

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ARS	96,964,000	CBNA	02/05/18	$4,959,795	$155,689
ARS	135,650,000	CBNA	02/05/18	6,981,472	174,951
ARS	20,000,000	JPMC	03/23/18	1,082,222	(52,621)
ARS	150,610,000	JPMC	09/17/18	7,220,038	(119,215)
BRL	76,742,223	JPMC	01/19/18	23,860,406	(766,548)
CAD	19,610,000	BOA	01/19/18	15,328,947	276,407
EUR	2,100,000	CBNA	01/19/18	2,492,133	29,893
EUR	3,000,000	CBNA	01/19/18	3,554,520	48,374
EUR	7,120,000	JPMC	01/19/18	8,470,778	80,092
IDR	232,989,755,439	CBNA	01/19/18	17,123,919	24,363
INR	1,167,430,000	BBP	01/19/18	17,708,457	548,876
MXN	309,710,000	CBNA	01/19/18	16,581,540	(876,297)
PLN	63,703,719	BBP	01/19/18	17,644,993	655,894
TRY	16,907,820	BBP	01/22/18	4,190,809	243,067
ZAR	35,303,760	BOA	01/24/18	2,501,588	342,697
ZAR	53,361,429	JPMC	03/07/18	3,894,000	378,582

Contracts to Deliver
AUD	12,403,320	BBP	01/19/18	9,645,131	(32,567)
CAD	31,345,923	BBP	01/19/18	25,078,785	134,153
CNH	180,500,000	CBNA	01/19/18	26,996,710	(693,800)
EUR	12,731,880	CBNA	01/19/18	15,117,325	(173,215)
EUR	2,600,000	CBNA	01/19/18	3,043,232	(79,276)
EUR	3,500,000	MSC	01/19/18	4,149,732	(53,646)
GBP	39,376,833	BBP	01/19/18	52,493,650	(698,099)
GBP	2,800,000	BBP	01/19/18	3,685,514	(96,834)
JPY	769	BOA	01/19/18	7	0
MXN	26,000,000	JPMC	01/19/18	1,348,128	29,681
NZD	7,900,000	BBP	01/19/18	5,575,954	(21,721)
PHP	903,278,000	BBP	01/19/18	17,356,712	(725,470)
PHP	902,249,000	DBAG	05/15/18	17,277,844	(686,710)
PHP	901,098,000	DBAG	05/15/18	17,245,895	(695,742)
SEK	30,435,647	BBP	01/19/18	3,801,616	87,862
TRY	16,907,820	JPMC	01/22/18	4,185,104	(248,773)
TWD	1,380,633,000	JPMC	01/19/18	45,655,853	(777,312)
ZAR	35,303,760	JPMC	01/24/18	2,494,965	(349,319)
ZAR	53,560,023	BOA	03/07/18	3,894,000	(394,483)

Net Unrealized Depreciation					$(4,331,067)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/18	962	AUD	124,249,929	$(623,968)
Euro-BTP Futures	03/08/18	665	EUR	90,533,100	(1,816,305)
U.S. Treasury Long Bond Futures	03/20/18	195	USD	29,835,000	9,313
U.S. Treasury Note 10 Year Futures	03/20/18	1,986	USD	246,357,094	(1,299,861)
U.S. Treasury Note 2 Year Futures	03/29/18	32	USD	6,851,500	(12,917)
U.S. Treasury Note Ultra 10 Year Futures	03/20/18	97	USD	12,955,562	(16,846)
U.S. Treasury Ultra Long Bond Futures	03/20/18	1,196	USD	200,516,875	2,121,718

Futures Contracts—Short
90 Day Eurodollar Futures	03/19/18	(2,816)	USD	(691,609,600)	1,061,406
90 Day Eurodollar Futures	06/18/18	(2,582)	USD	(633,074,125)	403,060
90 Day Eurodollar Futures	12/17/18	(472)	USD	(115,468,900)	164,350
90 Day Eurodollar Futures	12/16/19	(701)	USD	(171,166,675)	(151,466)
Euro-Bund Futures	03/08/18	(1,240)	EUR	(200,483,200)	1,368,635
U.S. Treasury Note 5 Year Futures	03/29/18	(672)	USD	(78,062,250)	112,157

Net Unrealized Appreciation					$1,319,276

Purchased Options

Foreign Currency Purchased Options	Strike Price	Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation
USD Put/TRY Call	TRY 3.93	JPMC	01/19/18	$11,670,000	11,670,000	$137,928	$399,849	$261,921

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Bond Futures	$154.000		01/26/18	1,100	$1,100,000	$1,264,058	$893,750	$(370,308)
Put - U.S. Treasury Bond Futures	153.000		01/26/18	648	648,000	677,276	820,125	142,849
Put - U.S. Treasury Bond Futures	152.000		01/26/18	72	72,000	87,473	59,625	(27,848)

Totals						$2,028,807	$1,773,500	$(255,307)

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
USD Call/ZAR Put	ZAR 15.000	JPMC	01/22/18	(11,670,000)	(11,670,000)	$(152,012)	$(12)	$152,000
USD Call/ZAR Put	ZAR 14.323	BBP	03/05/18	(13,200,000)	(13,200,000)	(277,795)	(21,820)	255,975

Totals						$(429,807)	$(21,832)	$407,975

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	1 Day CDI	Maturity	14.850%	Maturity	01/04/21	BOA	BRL	190,843,760	$8,651,527	$—	$8,651,527

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	1.656%	Semi-Annually	09/21/19	USD	281,310,000	$(1,804,784)	$—	$(1,804,784)
Pay	3M LIBOR	Quarterly	2.178%	Semi-Annually	11/24/22	USD	387,150,000	(1,236,697)	—	(1,236,697)
Receive	3M LIBOR	Semi-Annually	2.474%	Quarterly	11/15/43	USD	128,736,000	2,487,944	2,496,485	(8,541)
Receive	3M LIBOR	Semi-Annually	2.734%	Quarterly	11/15/43	USD	43,540,000	(1,384,463)	(677,624)	(706,839)
Receive	3M STIBOR	Annually	(0.220)%	Quarterly	03/14/19	SEK	3,817,370,000	(770,840)	36,715	(807,555)
Receive	6M EURIBOR	Annually	1.498%	Semi-Annually	08/23/47	EUR	17,354,500	(1,919)	16,803	(18,722)
Receive	6M LIBOR	Semi-Annually	0.787%	Semi-Annually	09/19/19	GBP	206,480,000	(214,682)	2,382	(217,064)

Totals								$(2,925,441)	$1,874,761	$(4,800,202)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums (Received)	Unrealized Depreciation
CDX.NA.HY.29	(5.000%)	Quarterly	12/20/22	3.078%	USD	100,760,000	$(8,308,532)	$(7,507,085)	$(801,447)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.IG.28	1.000%	Quarterly	06/20/22	0.478%	USD	80,160,000	$1,782,506	$1,258,814	$523,692

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	CSI	0.000%	USD	1,777,842	$(11,526)	$(12,317)	$791
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	CSI	0.000%	USD	10,271,978	(66,593)	(66,546)	(47)
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	MSC	0.000%	USD	11,852,282	(76,838)	(76,647)	(191)

Totals								$(154,957)	$(155,510)	$553

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	490,000	$(71,696)	$(77,042)	$5,346
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	1,600,000	(234,110)	(256,727)	22,617
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSC	0.000%	USD	600,000	(87,791)	(97,304)	9,513
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSC	0.000%	USD	800,000	(117,055)	(129,739)	12,684
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSC	0.000%	USD	1,710,000	(250,205)	(269,494)	19,289
CMBX.NA.A.6	2.000%	Monthly	05/11/63	MSC	0.000%	USD	6,000,000	(266,773)	(296,580)	29,807
CMBX.NA.A.6	2.000%	Monthly	05/11/63	MSC	0.000%	USD	6,100,000	(271,219)	(299,451)	28,232
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSC	0.000%	USD	600,000	(87,791)	(90,475)	2,684

Totals								$(1,386,640)	$(1,516,812)	$130,172

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Securities in the amount of $8,929,002 have been received at the custodian bank as collateral for OTC swap contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	Overnight Bank Funding Rate
(STIBOR)—	Stockholm Interbank Offered Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$129,346	$—	$129,346
Aerospace/Defense	—	25,390,705	—	25,390,705
Agriculture	—	6,530,046	—	6,530,046
Airlines	—	2,479,900	—	2,479,900
Apparel	—	27,984,925	—	27,984,925
Auto Manufacturers	—	10,341,175	—	10,341,175
Auto Parts & Equipment	—	46,794,724	—	46,794,724
Banks	—	306,862,037	—	306,862,037
Beverages	—	10,349,021	—	10,349,021
Biotechnology	—	17,936,913	—	17,936,913
Building Materials	—	6,141,200	—	6,141,200
Chemicals	—	1,900,152	—	1,900,152
Commercial Services	—	60,451,275	—	60,451,275
Computers	—	13,527,178	—	13,527,178
Diversified Financial Services	—	64,212,843	—	64,212,843
Electric	—	47,372,008	—	47,372,008
Energy-Alternate Sources	—	1,630,773	—	1,630,773
Entertainment	—	12,368,914	—	12,368,914
Environmental Control	—	1,363,992	—	1,363,992
Food	—	11,846,695	—	11,846,695
Food Service	—	9,933,483	—	9,933,483
Forest Products & Paper	—	10,953,704	—	10,953,704
Healthcare-Products	—	27,536,427	—	27,536,427
Healthcare-Services	—	66,313,440	—	66,313,440
Holding Companies-Diversified	—	4,024,899	—	4,024,899
Home Builders	—	30,569,218	—	30,569,218
Household Products/Wares	—	4,171,650	—	4,171,650
Housewares	—	3,503,864	—	3,503,864
Insurance	—	21,732,974	—	21,732,974
Internet	—	14,612,325	—	14,612,325
Iron/Steel	—	14,407,890	—	14,407,890
Leisure Time	—	19,597,337	—	19,597,337
Lodging	—	17,583,608	—	17,583,608
Machinery-Construction & Mining	—	4,675,650	—	4,675,650
Machinery-Diversified	—	4,100,000	—	4,100,000
Media	—	126,228,112	—	126,228,112
Metal Fabricate/Hardware	—	5,342,306	—	5,342,306
Mining	—	100,547,203	—	100,547,203
Miscellaneous Manufacturing	—	3,620,105	—	3,620,105
Oil & Gas	—	188,492,160	—	188,492,160
Oil & Gas Services	—	13,259,696	—	13,259,696
Packaging & Containers	—	19,422,476	—	19,422,476
Pharmaceuticals	—	47,099,623	17,817,519	64,917,142
Pipelines	—	123,177,460	—	123,177,460
Real Estate Investment Trusts	—	30,403,238	—	30,403,238
Retail	—	44,727,813	—	44,727,813
Savings & Loans	—	3,731,497	—	3,731,497
Semiconductors	—	5,454,704	—	5,454,704
Software	—	28,335,465	—	28,335,465
Telecommunications	—	108,270,658	—	108,270,658

See accompanying notes to financial statements.

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Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles	$—	$2,986,306	$—	$2,986,306
Transportation	—	30,381,640	—	30,381,640
Trucking & Leasing	—	27,309,107	—	27,309,107
Water	—	3,840,875	—	3,840,875
Total Corporate Bonds & Notes	—	1,841,960,735	17,817,519	1,859,778,254
Total Mortgage-Backed Securities*	—	358,729,616	—	358,729,616
Total Floating Rate Loans*	—	346,090,039	—	346,090,039
Total U.S. Treasury & Government Agencies*	—	297,293,810	—	297,293,810
Total Foreign Government*	—	289,739,958	—	289,739,958
Asset-Backed Securities
Asset-Backed - Credit Card	—	6,403,456	—	6,403,456
Asset-Backed - Home Equity	—	30,976,570	—	30,976,570
Asset-Backed - Manufactured Housing	—	13,793,405	—	13,793,405
Asset-Backed - Other	—	144,814,545	3,804,358	148,618,903
Asset-Backed - Student Loan	—	15,839,876	—	15,839,876
Total Asset-Backed Securities	—	211,827,852	3,804,358	215,632,210
Total Convertible Bonds*	—	26,933,713	—	26,933,713
Convertible Preferred Stocks
Banks	6,504,101	—	—	6,504,101
Oil, Gas & Consumable Fuels	—	8,417,254	—	8,417,254
Total Convertible Preferred Stocks	6,504,101	8,417,254	—	14,921,355
Total Municipals	—	8,770,795	—	8,770,795
Preferred Stocks
Air Freight & Logistics	—	382,196	—	382,196
Banks	1,405,877	—	—	1,405,877
Marine	—	—	104,463	104,463
Oil & Gas	—	950,222	—	950,222
Total Preferred Stocks	1,405,877	1,332,418	104,463	2,842,758
Common Stocks
Air Freight & Logistics	—	176,557	—	176,557
Diversified Consumer Services	—	27,991	—	27,991
Household Durables	6,997	—	—	6,997
Marine	—	—	68,397	68,397
Media	—	594,087	—	594,087
Oil & Gas	—	666,423	—	666,423
Oil, Gas & Consumable Fuels	370,903	—	—	370,903
Total Common Stocks	377,900	1,465,058	68,397	1,911,355
Total Escrow Shares*	—	—	2,992	2,992
Total Short-Term Investments*	—	225,314,031	—	225,314,031
Total Securities Lending Reinvestments*	—	404,289,456	—	404,289,456
Purchased Options
Currency Options	$—	$399,849	$—	$399,849
Options on Exchange-Traded Futures Contracts	1,773,500	—	—	1,773,500
Total Purchased Options	$1,773,500	$399,849	$—	$2,173,349
Total Investments	$10,061,378	$4,022,564,584	$21,797,729	$4,054,423,691

Collateral for Securities Loaned (Liability)	$—	$(404,231,522)	$—	$(404,231,522)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,210,581	$—	$3,210,581
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,541,648)	—	(7,541,648)
Total Forward Contracts	$—	$(4,331,067)	$—	$(4,331,067)

See accompanying notes to financial statements.

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Schedule of Investments as of December 31, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,240,639	$—	$—	$5,240,639
Futures Contracts (Unrealized Depreciation)	(3,921,363)	—	—	(3,921,363)
Total Futures Contracts	$1,319,276	$—	$—	$1,319,276
Written Options at Value	$—	$(21,832)	$—	$(21,832)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$523,692	$—	$523,692
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,601,649)	—	(5,601,649)
Total Centrally Cleared Swap Contracts	$—	$(5,077,957)	$—	$(5,077,957)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,651,527	$—	$8,651,527
OTC Swap Contracts at Value (Liabilities)	—	(1,541,597)	—	(1,541,597)
Total OTC Swap Contracts	$—	$7,109,930	$—	$7,109,930

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $11,990 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

Transfers from Level 3 to Level 2 in the amount of $3,626,857 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$4,054,423,691
Cash	1,282,383
Cash denominated in foreign currencies (c)	30,055,583
Cash collateral (d)	30,306,229
OTC swap contracts at market value	8,651,527
Unrealized appreciation on forward foreign currency exchange contracts	3,210,581
Receivable for:
Investments sold	1,604,175
TBA securities sold	14,974,219
Fund shares sold	1,244,314
Principal paydowns	24,676
Dividends and interest	34,919,167
Variation margin on futures contracts	3,723,292
Interest on OTC swap contracts	8,089
Prepaid expenses	9,098
Other assets	59,067

Total Assets	4,184,496,091
Liabilities
Written options at value (e)	21,832
OTC swap contracts at market value (f)	1,541,597
Cash collateral on centrally cleared swaps contracts	2,136
Unrealized depreciation on forward foreign currency exchange contracts	7,541,648
Collateral for securities loaned	404,231,522
Payables for:
Investments purchased	97,920,100
TBA securities purchased	175,352,703
Fund shares redeemed	1,072,811
Foreign taxes	126,163
Variation margin on centrally cleared swap contracts	320,052
Interest on OTC swap contracts	36,073
Accrued Expenses:
Management fees	1,505,019
Distribution and service fees	230,108
Deferred trustees’ fees	285,856
Other expenses	454,419

Total Liabilities	690,642,039

Net Assets	$3,493,854,052

Net Assets Consist of:
Paid in surplus	$3,354,761,091
Undistributed net investment income	175,786,467
Accumulated net realized loss	(99,789,562)
Unrealized appreciation on investments, purchased options, written options, futures contracts, swap contracts, forward foreign currency transactions and foreign currency transactions	63,096,056

Net Assets	$3,493,854,052

Net Assets
Class A	$2,304,954,533
Class B	919,053,891
Class E	269,845,628
Capital Shares Outstanding*
Class A	165,472,379
Class B	66,547,776
Class E	19,477,211
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.93
Class B	13.81
Class E	13.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,992,515,779.
(b)	Includes securities loaned at value of $390,191,682.
(c)	Identified cost of cash denominated in foreign currencies was $29,972,443.
(d)	Includes collateral of $11,016,456 for futures contracts, $14,589,773 for centrally cleared swaps contracts and $4,700,000 for OTC swap contracts.
(e)	Premiums received on written options were $429,807.
(f)	Net premium received on OTC swap contracts was $1,672,322.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Dividends	$2,153,056
Interest (a)	184,563,497
Securities lending income	2,988,928

Total investment income	189,705,481
Expenses
Management fees	19,751,754
Administration fees	109,886
Custodian and accounting fees	400,093
Distribution and service fees—Class B	2,308,230
Distribution and service fees—Class E	422,186
Interest expense	1,914
Audit and tax services	89,504
Legal	37,202
Trustees’ fees and expenses	52,462
Shareholder reporting	313,803
Insurance	24,762
Miscellaneous	44,619

Total expenses	23,556,415
Less management fee waiver	(2,025,239)

Net expenses	21,531,176

Net Investment Income	168,174,305

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	50,285,443
Purchased options	(6,430,320)
Futures contracts	6,538,804
Written options	4,145,139
Swap contracts	6,731,451
Foreign currency transactions	1,341,101
Forward foreign currency transactions	13,094,511

Net realized gain	75,706,129

Net change in unrealized appreciation (depreciation) on:
Investments	63,610,685
Purchased options	6,614
Futures contracts	(2,777,097)
Written options	(28,439)
Swap contracts	(10,230,903)
Foreign currency transactions	654,848
Forward foreign currency transactions	(23,341,564)

Net change in unrealized appreciation	27,894,144

Net realized and unrealized gain	103,600,273

Net Increase in Net Assets From Operations	$271,774,578

(a)	Net of foreign withholding taxes of $92,558.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$168,174,305	$129,284,848
Net realized gain (loss)	75,706,129	(12,704,790)
Net change in unrealized appreciation	27,894,144	91,350,032

Increase in net assets from operations	271,774,578	207,930,090

From Distributions to Shareholders
Net investment income
Class A	(89,784,446)	(35,720,494)
Class B	(34,541,744)	(14,043,055)
Class E	(10,698,139)	(4,707,996)

Total distributions	(135,024,329)	(54,471,545)

Increase (decrease) in net assets from capital share transactions	(83,242,812)	1,976,278,443

Total increase in net assets	53,507,437	2,129,736,988

Net Assets
Beginning of period	3,440,346,615	1,310,609,627

End of period	$3,493,854,052	$3,440,346,615

Undistributed net investment income
End of period	$175,786,467	$116,577,457

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,556,098	$62,834,363	2,045,719	$26,862,922
Shares issued through acquisition (a)	0	0	103,655,018	1,346,478,441
Reinvestments	6,616,393	89,784,446	2,771,179	35,720,494
Redemptions	(12,851,341)	(176,839,518)	(26,690,502)	(348,288,878)

Net increase (decrease)	(1,678,850)	$(24,220,709)	81,781,414	$1,060,772,979

Class B
Sales	3,747,478	$51,151,945	3,388,344	$44,497,609
Shares issued through acquisition (a)	0	0	59,736,085	771,192,945
Reinvestments	2,564,346	34,541,744	1,096,257	14,043,055
Redemptions	(8,345,194)	(113,982,456)	(10,876,641)	(141,918,411)

Net increase (decrease)	(2,033,370)	$(28,288,767)	53,344,045	$687,815,198

Class E
Sales	741,587	$10,138,146	2,108,691	$27,371,470
Shares issued through acquisition (a)	0	0	18,973,217	245,512,995
Reinvestments	791,868	10,698,139	366,666	4,707,996
Redemptions	(3,766,714)	(51,569,621)	(3,805,759)	(49,902,195)

Net increase (decrease)	(2,233,259)	$(30,733,336)	17,642,815	$227,690,266

Increase (decrease) derived from capital shares transactions		$(83,242,812)		$1,976,278,443

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.40	$12.53		$13.43	$13.45	$13.98

Income (Loss) from Investment Operations
Net investment income (a)	0.67	0.62	(b)	0.59	0.64	0.63
Net realized and unrealized gain (loss) on investments	0.41	0.45		(0.80)	0.09	(0.47)

Total from investment operations	1.08	1.07		(0.21)	0.73	0.16

Less Distributions
Distributions from net investment income	(0.55)	(0.20)		(0.69)	(0.75)	(0.69)

Total distributions	(0.55)	(0.20)		(0.69)	(0.75)	(0.69)

Net Asset Value, End of Period	$13.93	$13.40		$12.53	$13.43	$13.45

Total Return (%) (c)	8.23	8.55		(1.72)	5.47	1.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.60		0.63	0.65	0.66
Net ratio of expenses to average net assets (%) (d)	0.54	0.54		0.59	0.61	0.62
Ratio of net investment income to average net assets (%)	4.88	4.74	(b)	4.51	4.77	4.65
Portfolio turnover rate (%)	139 (e)	86		99 (e)	98 (e)	132 (e)
Net assets, end of period (in millions)	$2,305.0	$2,239.2		$1,070.0	$982.6	$682.7

	Class B
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.29	$12.46		$13.35	$13.37	$13.90

Income (Loss) from Investment Operations
Net investment income (a)	0.63	0.58	(b)	0.56	0.61	0.59
Net realized and unrealized gain (loss) on investments	0.41	0.45		(0.80)	0.08	(0.46)

Total from investment operations	1.04	1.03		(0.24)	0.69	0.13

Less Distributions
Distributions from net investment income	(0.52)	(0.20)		(0.65)	(0.71)	(0.66)

Total distributions	(0.52)	(0.20)		(0.65)	(0.71)	(0.66)

Net Asset Value, End of Period	$13.81	$13.29		$12.46	$13.35	$13.37

Total Return (%) (c)	7.93	8.30		(2.00)	5.29	0.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85		0.88	0.90	0.91
Net ratio of expenses to average net assets (%) (d)	0.79	0.79		0.84	0.86	0.87
Ratio of net investment income to average net assets (%)	4.63	4.43	(b)	4.25	4.53	4.39
Portfolio turnover rate (%)	139 (e)	86		99 (e)	98 (e)	132 (e)
Net assets, end of period (in millions)	$919.1	$911.7		$189.9	$220.7	$238.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.33	$12.48		$13.38	$13.39	$13.93

Income (Loss) from Investment Operations
Net investment income (a)	0.65	0.59	(b)	0.57	0.62	0.61
Net realized and unrealized gain (loss) on investments	0.40	0.46		(0.81)	0.09	(0.48)

Total from investment operations	1.05	1.05		(0.24)	0.71	0.13

Less Distributions
Distributions from net investment income	(0.53)	(0.20)		(0.66)	(0.72)	(0.67)

Total distributions	(0.53)	(0.20)		(0.66)	(0.72)	(0.67)

Net Asset Value, End of Period	$13.85	$13.33		$12.48	$13.38	$13.39

Total Return (%) (c)	7.98	8.47		(1.90)	5.40	0.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75		0.78	0.80	0.81
Net ratio of expenses to average net assets (%) (d)	0.69	0.69		0.74	0.76	0.77
Ratio of net investment income to average net assets (%)	4.73	4.52	(b)	4.35	4.63	4.49
Portfolio turnover rate (%)	139 (e)	86		99 (e)	98 (e)	132 (e)
Net assets, end of period (in millions)	$269.8	$289.4		$50.8	$59.5	$66.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 79%, 71%, 57% and 62% for the years ended December 31, 2017, 2015, 2014 and 2013 respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services - Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

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Notes to Financial Statements—December 31, 2017—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, expired capital loss carryforward, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

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Notes to Financial Statements—December 31, 2017—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $225,314,031 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $42,388,483. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(7,843,118)	$—	$—	$—	$(7,843,118)
Corporate Bonds & Notes	(357,371,726)	—	—	—	(357,371,726)
Foreign Government	(16,356,930)	—	—	—	(16,356,930)
Mortgage-Backed Securities	(2,986,402)	—	—	—	(2,986,402)
U.S. Treasury & Government Agencies	(19,673,346)	—	—	—	(19,673,346)
Total	$(404,231,522)	$—	$—	$—	$(404,231,522)
Total Borrowings	$(404,231,522)	$—	$—	$—	$(404,231,522)
Gross amount of recognized liabilities for securities lending transactions					$(404,231,522)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from

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counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$1,773,500
	OTC swap contracts at market value (c)	8,651,527
			Unrealized depreciation on centrally cleared swap contracts (d) (b)	$4,800,202
	Unrealized appreciation on futures contracts (b) (e)	5,240,639	Unrealized depreciation on futures contracts (b) (e)	3,921,363
Credit			OTC swap contracts at market value (c)	1,541,597
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	523,692	Unrealized depreciation on centrally cleared swap contracts (b) (d)	801,447
Foreign Exchange	Investments at market value (a)	399,849
	Unrealized appreciation on forward foreign currency exchange contracts	3,210,581	Unrealized depreciation on forward foreign currency exchange contracts	7,541,648
			Written options at value	21,832

Total		$19,799,788		$18,628,089

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $8,089 and OTC swap interest payable of $22,279.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$9,270,631	$(394,483)	$(8,463,446)	$412,702
Barclays Bank plc	1,669,852	(1,596,511)	—	73,341
Citibank N.A.	433,270	(433,270)	—	—
JPMorgan Chase Bank N.A.	888,204	(888,204)	—	—

	$12,261,957	$(3,312,468)	$(8,463,446)	$486,043

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$394,483	$(394,483)	$—	$—
Barclays Bank plc	1,596,511	(1,596,511)	—	—
Citibank N.A.	1,822,588	(433,270)	—	1,389,318
Credit Suisse International	383,925	—	(383,925)	—
Deutsche Bank AG	1,382,452	—	(1,290,000)	92,452
JPMorgan Chase Bank N.A.	2,313,800	(888,204)	(1,425,596)	—
Morgan Stanley & Co.	1,211,318	—	(1,180,000)	31,318

	$9,105,077	$(3,312,468)	$(4,279,521)	$1,513,088

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(5,067,152)	$(627,177)	$(735,991)	$(6,430,320)
Forward foreign currency transactions	—	—	13,094,511	13,094,511
Futures contracts	6,538,804	—	—	6,538,804
Swap contracts	12,077,916	(5,346,465)	—	6,731,451
Written options	3,072,541	163,611	908,987	4,145,139

	$16,622,109	$(5,810,031)	$13,267,507	$24,079,585

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(255,307)	$—	$261,921	$6,614
Forward foreign currency transactions	—	—	(23,341,564)	(23,341,564)
Futures contracts	(2,777,097)	—	—	(2,777,097)
Swap contracts	(11,524,183)	1,293,280	—	(10,230,903)
Written options	(301,129)	—	272,690	(28,439)

	$(14,857,716)	$1,293,280	$(22,806,953)	$(36,371,389)

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Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$105,177,800
Forward foreign currency transactions	646,666,955
Futures contracts long	1,151,584,154
Futures contracts short	(1,815,287,344)
Swap contracts	3,206,489,998
Written options	(93,452,114)

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

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Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,639,231,950	$2,124,246,490	$2,577,988,673	$2,285,743,581

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$2,161,165,583	$2,003,209,639

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$19,751,754	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

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An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$3,999,735,535
Gross unrealized appreciation	219,501,763
Gross unrealized depreciation	(163,846,813)

Net unrealized appreciation (depreciation)	$55,654,950

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$135,024,329	$54,471,545	$—	$—	$135,024,329	$54,471,545

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$174,667,905	$—	$55,817,363	$(91,106,452)	$—	$139,378,816

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

“Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $48,960,963.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $24,854,565 and post-enactment long-term accumulated capital losses of $63,797,774. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18
$2,454,113

9. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,071,049,128, $185,485,101 and $50,610,322, respectively, acquired all the assets and liabilities of both Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (“Lord Abbett Bond Debenture”) and Pioneer Strategic Income Portfolio of the Met Investors Series Trust (“Pioneer Strategic Income”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
Lord Abbett Bond Debenture	Class A	47,174,589	$529,283,625	40,745,486
Lord Abbett Bond Debenture	Class B	60,173,990	667,991,393	51,742,162
Lord Abbett Bond Debenture	Class E	1,491,864	16,610,085	1,283,657
Pioneer Strategic Income	Class A	81,835,600	817,194,816	62,909,532
Pioneer Strategic Income	Class B	10,555,527	103,201,552	7,993,923
Pioneer Strategic Income	Class E	23,060,053	228,902,910	17,689,560

Each shareholder of Lord Abbett Bond Debenture and Pioneer Strategic Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios. All other costs associated with the merger were not borne by the shareholders of the Portfolios.

Lord Abbett Bond Debenture’s net assets on April 29, 2016 were $529,283,625, $667,991,393 and $16,610,085 for Class A, B and E shares, respectively, including investments valued at $1,206,164,787 with a cost basis of $1,199,106,024. Pioneer Strategic Income’s net assets on April 29, 2016 were $817,194,816, $103,201,552 and $228,902,910 for Class A, B and E shares, respectively, including investments valued at $1,087,157,353 with a cost basis of $1,082,699,355. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,670,328,932, which included $7,058,763 and $4,457,998 of acquired unrealized appreciation on investments and foreign currency transactions from Lord Abbett Bond Debenture and Pioneer Strategic Income, respectively.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment income	$164,398,365	(a)
Net realized and unrealized loss on investments	(225,778,495	)(b)

Net decrease in net assets from operations	$(61,380,130)

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Lord Abbett Bond Debenture and Pioneer Strategic Income that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$129,284,848 net investment income as reported at December 31, 2016 plus $18,673,577 from Lord Abbett Bond Debenture pre-merger net investment income, plus $15,900,758 from Pioneer Strategic Income pre-merger net investment income, plus $371,150 in lower net advisory fees, plus $168,032 of pro-forma eliminated other expenses.
(b)	$31,420,078 unrealized appreciation as reported at December 31, 2016 minus $169,506,997 pro-forma December 31, 2015 unrealized depreciation, plus $12,704,790 net realized loss as reported at December 31, 2016 plus $40,633,835 and $34,352,951 in net realized losses from Lord Abbett Bond Debenture and Pioneer Strategic Income pre-merger, respectively.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-50

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2017.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2017, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 1.93%, 1.68%, and 1.77%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 1.14%.

MARKET ENVIRONMENT / CONDITIONS

The broad U.S. fixed income market posted a solid gain in 2017 even as shorter-term U.S. Treasury yields moved higher, especially towards the end of the year. Economic growth in the U.S. picked up compared to the subdued pace in recent years. Coming into 2017 markets had only experienced one Federal Reserve (the “Fed”) rate hike in each of the previous two years and expected three more hikes over the coming year. Market consensus was for higher rates, a steeper curve, and a stronger U.S. dollar predicated on the quick passage of tax reform, infrastructure spending, and a heavy focus on deregulation. Risk markets had experienced strong performance in 2016 and came into the year with an additional post-election tailwind.

Short-term Treasury yields moved higher during the year, intermediate yields were relatively unchanged and long-term yields declined. 2-year Treasury yields rose from 1.20% to 1.89%, 10-year Treasury yields inched down from 2.45% to 2.40%, and 30-year Treasury yields declined from 3.06% to 2.74%. These moves caused the yield curve to significantly flatten over the year as the 2-year to 30-year curve flattened from 186 basis points (“bps”) to 85 bps.

U.S. economic growth firmed modestly but steadily in 2017. U.S. gross domestic product (“GDP”) growth was an anemic 1.8% and 1.2% for the fourth quarter of 2016 and the first quarter of 2017, respectively. This was followed, however, by second quarter growth of 3.1% and third quarter growth of 3.2% which represented the strongest two quarters of growth since 2014. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment, and exports.

Job growth in the U.S. was solid overall and supported the economy during the year. The unemployment rate began the year at 4.6% and trended down to 4.1% by year-end. This represented the lowest unemployment rate since December 2000. The workforce participation rate, however, ended the year where it began at 62.7%. Despite apparent tightness in the labor market, wage growth refused to move meaningfully higher as December’s year-over-year growth stood at a soft 2.5%.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22 with many of the new provisions taking effect almost immediately. This represents the first major overhaul of the U.S. tax code in more than three decades. While the impact on individuals will be mixed, U.S. corporations stand out as clear beneficiaries of the new legislation. By reducing the corporate statutory rate from 35% to 21%, and retaining certain deductions, effective rates will be even lower and more competitive globally.

In December, the Fed raised interest rates for the third time in 2017, as was widely expected, to a target range of 1.25% to 1.50%. The Fed also kept its outlook for three rate hikes in 2018 unchanged. This is notable given that the Fed raised its 2018 GDP estimate from 2.1% in September to 2.5% in December. According to outgoing Fed Chair Janet Yellen, most of this increase can be attributed to the impact of the tax reform bill but the Fed believes the impact will be short-lived and the ultimate benefits to the economy is uncertain.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark index during the period. The largest contributor to the Portfolio’s relative performance during the reporting period was the yield curve and tactical long duration positioning. Specifically, an overweight to longer dated U.S. Treasuries was beneficial as the yield curve flattened. The Portfolio’s allocation to high quality Agency issues outperformed during the year and was a significant contributor to performance. Another positive contributor to the Portfolio’s outperformance of its benchmark was an overweight position to structured products, especially Non-Agency Mortgages. The sector continued to benefit from solid fundamental performance, strong demand, and an attractive technical backdrop. U.S. dollar-denominated positions in emerging market government bonds contributed as they benefited from attractive valuations and an improving global growth outlook.

The Portfolio’s exposure to Treasury Inflation Protected Securities (“TIPS”) was a slight detractor to performance as longer dated breakeven inflation rates (a market-based measure of expected inflation) declined on the year, particularly in the second quarter.

At period end, the Portfolio continued to maintain a tactical duration policy and an overweight to longer-dated Treasuries which may continue to provide some protection if volatility increases. The

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Portfolio also maintained a small allocation to TIPS in case inflation expectations increase as we expect the headline Consumer Price Index to rise by mid-year. Agency bonds remained a substantial overweight and Agency Mortgage-Backed Securities represented roughly 30% of the Portfolio. At period end, the Portfolio had a modest exposure to select U.S. dollar-denominated emerging market sovereigns and non-agency structured products.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2017

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	1.93	1.17	2.43
Class B	1.68	0.92	2.18
Class E	1.77	1.03	2.28
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.14	0.92	2.70

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	89.4
Foreign Government	8.4
Corporate Bonds & Notes	6.6
Asset-Backed Securities	4.0
Mortgage-Backed Securities	2.6

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period** July 1, 2017 to December 31, 2017
Class A (a)	Actual	0.48%	$1,000.00	$1,006.00	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,005.20	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,006.10	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—89.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.8%
Fannie Mae 15 Yr. Pool 3.000%, TBA (a)	6,200,000	$6,315,039
3.500%, TBA (a)	15,000,000	15,482,505
4.500%, 03/01/20	34,910	35,451
5.000%, 03/01/18	2,740	2,789
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	744,962	795,241
4.500%, 12/01/31	1,053,480	1,124,555
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	8,918,270	8,966,447
3.000%, 11/01/46	6,562,403	6,565,740
3.000%, TBA (a)	37,400,000	37,400,000
3.500%, TBA (a)	79,300,000	81,418,801
4.000%, 02/01/40	661,005	695,349
4.000%, 06/01/42	6,380,184	6,793,830
4.000%, 07/01/42	2,880,969	3,017,776
4.000%, 05/01/43	16,257,555	17,260,900
4.000%, 10/01/43	8,753,499	9,279,822
4.000%, 04/01/47	8,953,104	9,424,546
4.000%, 05/01/47	3,843,491	4,045,282
4.000%, 08/01/47	42,954,443	44,961,644
4.000%, TBA (a)	600,000	627,443
4.500%, 04/01/41	9,116,693	9,775,117
4.500%, 10/01/41	5,823,780	6,240,230
4.500%, 07/01/44	243,027	262,798
4.500%, 10/01/44	1,514,283	1,634,129
4.500%, 01/01/45	138,002	150,014
4.500%, 01/01/47	981,903	1,045,492
4.500%, 06/01/47	295,498	314,634
4.500%, 07/01/47	1,726,629	1,845,507
4.500%, 08/01/47	1,989,945	2,127,054
5.000%, 07/01/33	234,058	254,185
5.000%, 09/01/33	283,654	308,170
5.000%, 10/01/35	793,985	862,470
5.000%, 03/01/36	1,264,043	1,373,253
5.000%, 01/01/39	10,256	11,192
5.000%, 12/01/39	18,943	20,594
5.000%, 05/01/40	54,313	58,985
5.000%, 07/01/40	39,603	43,245
5.000%, 11/01/40	939,054	1,019,691
5.000%, 01/01/41	61,707	67,368
5.000%, 02/01/41	48,851	52,500
5.000%, 04/01/41	113,729	124,314
5.000%, 05/01/41	2,184,149	2,386,316
5.000%, 06/01/41	203,552	221,346
5.000%, 07/01/41	2,047,851	2,214,157
5.000%, TBA (a)	2,800,000	3,009,399
6.000%, 04/01/33	76,906	87,175
6.000%, 02/01/34	15,066	17,119
6.000%, 11/01/35	154,793	176,094
6.000%, 08/01/37	333,298	379,068
6.500%, 03/01/26	1,046	1,160
6.500%, 04/01/29	61,118	67,747
7.000%, 11/01/28	1,814	1,953
7.000%, 02/01/29	623	624
7.000%, 01/01/30	2,098	2,141

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 10/01/37	17,832	19,568
7.000%, 11/01/37	20,558	22,434
7.000%, 12/01/37	20,466	23,059
7.000%, 02/01/38	17,575	18,937
7.000%, 08/01/38	4,041	4,450
7.000%, 09/01/38	2,985	3,059
7.000%, 11/01/38	102,722	118,018
7.000%, 02/01/39	1,094,691	1,244,098
7.500%, 04/01/32	12,975	13,215
8.000%, 05/01/28	1,567	1,725
8.000%, 07/01/32	851	911
Fannie Mae Connecticut Avenue Securities (CMO) 3.002%, 1M USD LIBOR + 1.450%, 01/25/29 (b)	338,020	341,306
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	2,505,288	435,690
4.000%, 04/25/42 (c)	3,462,232	639,132
4.500%, 11/25/39 (c)	1,840,757	324,009
Fannie Mae Pool 3.500%, 08/01/42	10,676,908	11,004,430
3.500%, 09/01/42	738,132	760,775
3.500%, 10/01/42	5,255,678	5,417,058
4.000%, 10/01/42	3,183,162	3,354,799
4.000%, 11/01/42	2,119,329	2,232,854
4.000%, 07/01/43	67,716	71,368
4.000%, 08/01/43	1,554,163	1,638,936
6.500%, 12/01/27	4,189	4,215
6.500%, 05/01/32	16,905	18,723
Fannie Mae REMIC Trust Whole Loan (CMO) 3.985%, 01/25/43 (b)	306,106	322,366
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	505,720	460,597
4.598%, -1 x 1M LIBOR + 6.150%, 03/25/42 (b) (c)	8,226,382	1,174,628
4.598%, -1 x 1M LIBOR + 6.150%, 12/25/42 (b) (c)	900,951	190,770
4.978%, -1 x 1M LIBOR + 6.530%, 01/25/41 (b) (c)	1,292,026	224,650
4.998%, -1 x 1M LIBOR + 6.550%, 10/25/41 (b) (c)	5,181,042	780,438
5.098%, -1 x 1M LIBOR + 6.650%, 02/25/41 (b) (c)	694,259	88,314
5.098%, -1 x 1M LIBOR + 6.650%, 03/25/42 (b) (c)	1,989,166	298,572
5.500%, 07/25/41	8,714,358	9,697,901
5.500%, 04/25/42	2,063,674	2,267,763
6.000%, 05/25/42	1,323,502	1,497,262
6.500%, 06/25/39	210,590	228,429
6.500%, 07/25/42	2,365,820	2,707,793
9.750%, 11/25/18	86,562	88,386
9.750%, 08/25/19	24,743	25,206
Fannie Mae-ACES (CMO) 2.037%, 09/25/26	2,447,263	2,386,591
2.499%, 09/25/26	3,850,000	3,750,179
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (a)	15,000,000	14,974,218
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	7,100,000	7,098,887
3.500%, TBA (a)	36,700,000	37,688,236
4.000%, 07/01/43	4,970,828	5,275,406
4.000%, 08/01/43	4,150,647	4,372,325
4.000%, 07/01/47	8,368,572	8,757,208

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/47	14,962,610	$15,666,777
4.500%, 06/01/38	1,622,229	1,730,999
4.500%, 02/01/47	874,218	929,335
4.500%, 03/01/47	62,127	66,076
4.500%, 04/01/47	1,422,605	1,514,014
4.500%, 05/01/47	737,030	784,379
4.500%, 06/01/47	2,489,267	2,648,513
4.500%, 07/01/47	61,953	65,859
5.000%, 08/01/33	20,596	22,297
5.000%, 06/01/41	4,929,599	5,400,279
6.000%, 10/01/36	844,998	954,408
6.500%, 09/01/39	291,604	326,901
8.000%, 09/01/30	3,556	4,075
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	4	4
Freddie Mac Gold Pool 3.500%, 10/01/42	1,121,996	1,155,963
3.500%, 02/01/44	509,535	524,961
4.000%, 04/01/43	1,712,818	1,806,896
4.000%, 08/01/43	1,039,712	1,096,409
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.291%, 03/25/27	4,670,000	4,758,812
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	322,987
6.000%, 05/15/36	578,049	642,322
8.500%, 06/15/21	6,573	6,913
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.752%, 1M USD LIBOR + 1.200%, 07/25/29 (b)	6,346,731	6,419,734
3.752%, 1M USD LIBOR + 2.200%, 09/25/24 (b)	7,631,947	7,874,471
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	472,873	525,173
6.000%, 03/15/33	828,154	940,590
6.500%, 06/15/31	2,965	3,289
6.500%, 08/15/34	192,313	213,355
7.500%, 09/15/29	2,127	2,331
7.500%, 02/15/30	1,537	1,583
8.500%, 05/15/18	131	131
8.500%, 06/15/25	22,595	25,442
Ginnie Mae II 30 Yr. Pool 3.000%, 11/20/47	20,249,279	20,452,687
3.000%, TBA (a)	42,700,000	43,086,969
3.500%, TBA (a)	24,000,000	24,810,000
4.000%, 09/20/45	1,410,259	1,471,705
4.000%, 11/20/45	10,213,391	10,715,886
4.500%, 01/20/40	723,283	767,168
4.500%, 05/20/40	955,116	1,012,992
4.500%, 09/20/40	19,919	21,132
4.500%, 01/20/41	156,486	165,988
4.500%, 07/20/41	1,057,172	1,119,948
5.000%, 07/20/40	730,013	793,600
6.000%, 11/20/34	1,529	1,734
6.000%, 06/20/35	2,443	2,750
6.000%, 07/20/36	141,832	161,070
6.000%, 09/20/36	6,892	7,806

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 07/20/38	363,137	412,736
6.000%, 09/20/38	947,535	1,058,248
6.000%, 06/20/39	4,541	5,163
6.000%, 05/20/40	86,386	97,172
6.000%, 06/20/40	236,190	267,254
6.000%, 08/20/40	137,255	155,770
6.000%, 09/20/40	319,366	361,931
6.000%, 10/20/40	194,215	219,926
6.000%, 11/20/40	272,541	309,424
6.000%, 01/20/41	201,224	223,109
6.000%, 03/20/41	1,015,055	1,126,702
6.000%, 07/20/41	204,518	226,894
6.000%, 12/20/41	141,098	157,711
6.500%, 10/20/37	304,792	361,177
Government National Mortgage Association (CMO) 0.311%, 02/16/53 (b) (c)	14,536,282	335,807
0.377%, 02/16/48 (b) (c)	5,564,216	202,286
0.449%, 05/16/54 (b) (c)	17,954,451	445,761
0.478%, 09/16/46 (b) (c)	30,640,947	514,351
0.526%, 10/16/54 (b) (c)	32,216,248	1,011,945
0.541%, 03/16/49 (b) (c)	9,444,469	202,439
0.691%, 03/16/60 (c)	7,440,000	485,025
0.745%, 05/16/54 (b) (c)	17,043,967	723,782
0.790%, 09/16/51 (b) (c)	63,028,409	3,361,708
0.867%, 09/16/55 (b) (c)	19,192,913	1,049,898
0.955%, 12/16/56 (b) (c)	44,368,372	3,511,490
1.072%, 09/16/44 (b) (c)	17,274,781	899,237
1.147%, 02/16/46 (b) (c)	22,898,701	1,240,391
1.623%, 1M USD LIBOR + 0.380%, 12/20/60 (b)	17,082,462	17,019,638
1.643%, 1M USD LIBOR + 0.400%, 12/20/60 (b)	5,263,647	5,248,797
1.723%, 1M USD LIBOR + 0.480%, 03/20/61 (b)	4,726,556	4,724,159
1.743%, 1M USD LIBOR + 0.500%, 12/20/60 (b)	41,744,781	41,749,189
4.609%, -1 x 1M LIBOR + 6.100%, 08/16/42 (b) (c)	1,161,142	196,812
4.999%, -1 x 1M LIBOR + 6.500%, 03/20/39 (b) (c)	238,841	12,672
5.149%, -1 x 1M LIBOR + 6.650%, 01/20/40 (b) (c)	792,360	87,603

		671,470,215

Federal Agencies—35.6%
Federal Farm Credit Bank 0.800%, 03/08/18	20,000,000	19,981,780
1.100%, 06/01/18	20,000,000	19,964,340
1.250%, 01/17/19	25,000,000	24,854,125
1.750%, 10/26/20	15,000,000	14,858,670
1.900%, 11/27/20	20,000,000	19,899,480
2.240%, 07/06/27	10,000,000	9,456,290
Federal Home Loan Bank 0.875%, 03/19/18	20,000,000	19,978,960
1.375%, 09/28/20	10,000,000	9,825,740
1.875%, 11/29/21	49,000,000	48,590,654
2.125%, 06/09/23	17,700,000	17,477,989
2.375%, 12/13/19	20,000,000	20,161,540
2.750%, 06/08/18	15,000,000	15,076,590
5.250%, 12/11/20	12,000,000	13,080,888

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,200,000	$9,768,814
0.750%, 04/09/18	9,000,000	8,983,431
0.875%, 10/12/18	20,000,000	19,861,500
1.125%, 04/15/19	30,000,000	29,725,410
1.500%, 01/17/20	10,000,000	9,905,380
5.000%, 12/14/18	12,741,000	13,123,829
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	48,155,072
2.125%, 04/24/26	10,000,000	9,649,910
2.625%, 09/06/24	22,000,000	22,292,930
Financing Corp. Fico Zero Coupon, 05/11/18	40,000,000	39,762,494
Zero Coupon, 08/03/18	7,638,000	7,560,374
Zero Coupon, 12/27/18	16,254,000	15,957,329
Zero Coupon, 06/06/19	26,414,000	25,671,918
Zero Coupon, 09/26/19	14,535,000	14,038,650
National Archives Facility Trust 8.500%, 09/01/19 (e)	1,687,562	1,785,935
New Valley Generation II 5.572%, 05/01/20	4,629,439	4,820,403
Overseas Private Investment Corp. Zero Coupon, 07/30/19	20,000,000	21,198,787
Zero Coupon, 11/13/19	5,000,000	5,299,977
Zero Coupon, 07/01/21	6,750,000	6,685,457
Zero Coupon, 07/17/21	10,000,000	9,924,275
2.310%, 11/15/30	7,973,532	7,649,470
3.330%, 05/15/33	6,552,581	6,606,620
3.490%, 12/20/29	11,409,891	11,811,135
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	10,642,000	10,275,240
Zero Coupon, 07/15/20	10,000,000	9,487,271
Zero Coupon, 10/15/20	38,159,000	35,958,548
Zero Coupon, 01/15/21	20,000,000	18,733,581
Zero Coupon, 01/15/30	25,000,000	17,593,383
Zero Coupon, 04/15/30	8,000,000	5,621,299
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	20,002,640
3.875%, 02/15/21	35,000,000	36,913,765
4.500%, 04/01/18	20,000,000	20,148,960

		778,180,833

U.S. Treasury—23.0%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (e)	10,514,224	10,288,036
1.375%, 02/15/44 (e)	17,040,079	19,671,822
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (e)	25,357,000	25,178,434
U.S. Treasury Notes 0.750%, 02/28/18	2,000,000	1,998,120
1.000%, 11/30/18	10,000,000	9,928,906
1.250%, 01/31/20	6,000,000	5,920,547
1.375%, 05/31/21	58,000,000	56,695,000
1.500%, 02/28/19	41,000,000	40,836,641
1.500%, 05/31/20	40,000,000	39,606,250

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.625%, 04/30/23	18,000,000	17,450,859
1.875%, 01/31/22	62,000,000	61,355,782
2.000%, 05/31/24	31,000,000	30,421,172
2.000%, 06/30/24	39,210,000	38,459,496
2.000%, 02/15/25	138,000,000	134,900,390
2.250%, 11/15/25	10,000,000	9,912,109

		502,623,564

Total U.S. Treasury & Government Agencies (Cost $1,956,120,716)		1,952,274,612

Foreign Government—8.4%

Sovereign—8.4%
Colombia Government International Bonds 5.000%, 06/15/45 (f)	37,000,000	39,127,500
5.625%, 02/26/44	4,840,000	5,541,800
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	422,131
3.750%, 04/25/22	1,900,000	1,956,219
4.875%, 05/05/21	2,957,000	3,153,652
5.875%, 03/13/20	310,000	332,776
5.875%, 01/15/24 (144A)	1,060,000	1,205,334
Israel Government AID Bonds
Zero Coupon, 11/15/18	20,869,000	20,521,784
5.500%, 12/04/23	24,290,000	28,403,126
5.500%, 04/26/24	20,950,000	24,622,318
Peruvian Government International Bond 5.625%, 11/18/50 (f)	4,000,000	5,132,000
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,392,411
Ukraine Government AID Bonds 1.471%, 09/29/21	20,000,000	19,478,200
1.844%, 05/16/19	25,000,000	24,976,175

Total Foreign Government (Cost $180,117,427)		183,265,426

Corporate Bonds & Notes—6.6%

Banks—0.2%
Stadshypotek AB 1.875%, 10/02/19 (144A)	5,000,000	4,965,748

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,566,950

Diversified Financial Services—2.8%
COP I LLC 3.650%, 12/05/21	5,541,603	5,686,255
Postal Square L.P. 6.500%, 06/15/22	5,520,420	6,064,234

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Private Export Funding Corp. 1.875%, 07/15/18	10,000,000	$10,009,230
2.250%, 03/15/20 (f)	11,950,000	11,973,876
2.300%, 09/15/20	28,000,000	28,085,876

		61,819,471

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,599,522
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,629,313

		8,228,835

Sovereign—3.1%
National Credit Union Administration Guaranteed Notes Trust 3.000%, 06/12/19	19,650,000	19,924,314
3.450%, 06/12/21	45,000,000	46,605,118

		66,529,432

Total Corporate Bonds & Notes (Cost $144,068,698)		143,110,436

Asset-Backed Securities—4.0%

Asset-Backed - Credit Card—1.2%
American Express Credit Account Master Trust 2.039%, 1M LIBOR + 0.450%, 09/16/24 (b)	4,160,000	4,192,242
Capital One Multi-Asset Execution Trust 1.820%, 09/15/22	17,500,000	17,405,867
2.000%, 01/17/23	5,030,000	4,998,997

		26,597,106

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 2.002%, 1M USD LIBOR + 0.450%, 12/25/42 (144A) (b)	26,307	26,055
Home Equity Mortgage Loan Asset-Backed Trust 1.812%, 1M USD LIBOR + 0.260%, 06/25/36 (b)	3,803,070	591,037
Morgan Stanley Mortgage Loan Trust 1.642%, 1M USD LIBOR + 0.090%, 12/25/36 (b)	208,253	132,977
1.852%, 1M USD LIBOR + 0.300%, 03/25/36 (b)	1,648,130	729,807
Structured Asset Securities Corp. Mortgage Loan Trust 1.772%, 1M USD LIBOR + 0.220%, 02/25/36 (144A) (b)	4,713,313	288,759

		1,768,635

Asset-Backed - Other—1.2%
Ally Master Owner Trust 1.907%, 1M LIBOR + 0.430%, 06/15/22 (b)	6,310,000	6,329,322
Ascentium Equipment Receivables Trust 2.290%, 06/10/21 (144A)	4,000,000	3,987,571
Countrywide Revolving Home Equity Loan Trust 1.617%, 1M USD LIBOR + 0.140%, 07/15/36 (b)	661,525	612,082
GSR Mortgage Loan Trust 1.868%, 1M USD LIBOR + 0.270%, 11/25/30 (b)	771	63

Asset-Backed - Other—(Continued)
SACO I Trust 1.812%, 1M USD LIBOR + 0.260%, 06/25/36 (b)	485,196	1,114,768
1.852%, 1M USD LIBOR + 0.300%, 04/25/36 (b)	195,497	389,870
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	8,342,715	8,262,953
2.750%, 06/25/57 (144A) (b)	5,082,284	5,061,167

		25,757,796

Asset-Backed - Student Loan—1.5%
National Credit Union Administration Guaranteed Notes Trust 1.757%, 1M LIBOR + 0.350%, 12/07/20 (b)	3,463,424	3,465,378
Nelnet Student Loan Trust 3.112%, 3M USD LIBOR + 1.650%, 11/25/24 (b)	4,811,954	4,902,804
SLC Student Loan Trust 1.566%, 3M USD LIBOR + 0.150%, 02/15/45 (b)	2,200,000	2,127,654
1.709%, 3M USD LIBOR + 0.120%, 06/15/29 (b)	5,970,637	5,923,008
SLM Student Loan Trust 1.407%, 3M USD LIBOR + 0.040%, 01/25/19 (b)	4,516,875	4,507,766
1.537%, 3M USD LIBOR + 0.170%, 07/25/40 (b)	13,100,000	12,533,707

		33,460,317

Total Asset-Backed Securities (Cost $91,834,279)		87,583,854

Mortgage-Backed Securities—2.6%

Collateralized Mortgage Obligations—2.5%
Banc of America Funding Corp. 1.478%, 1M USD LIBOR + 0.150%, 02/27/37 (144A) (b)	8,800,066	8,330,067
Banc of America Funding Trust 2.167%, COF + 1.430%, 06/20/35 (b)	224,970	159,126
Banc of America Mortgage Trust 3.711%, 07/25/35 (b)	61,741	57,650
BCAP LLC Trust 1.388%, 1M USD LIBOR + 0.150%, 11/27/36 (144A) (b)	12,958,034	12,159,785
Citigroup Mortgage Loan Trust 3.630%, 1Y CMT + 2.400%, 10/25/35 (b)	121,066	122,164
Countrywide Alternative Loan Trust 1.701%, 1M USD LIBOR + 0.200%, 07/20/46 (b)	2,137,605	1,494,841
2.132%, 1M USD LIBOR + 0.580%, 05/25/34 (b)	1,079,667	1,079,350
Countrywide Home Loan Reperforming Loan REMIC Trust 1.972%, 1M USD LIBOR + 0.420%, 07/25/36 (144A) (b)	565,287	522,057
GMAC Mortgage Corp. Loan Trust 3.708%, 11/19/35 (b)	399,018	378,391
HarborView Mortgage Loan Trust 1.695%, 1M USD LIBOR + 0.200%, 09/19/46 (b)	281,201	250,444
JPMorgan Mortgage Trust 3.091%, 06/25/34 (b)	149,581	148,317
MASTR Adjustable Rate Mortgages Trust 1.752%, 1M LIBOR + 0.200%, 05/25/47 (b)	4,809,927	3,949,206
2.780%, 02/25/34 (b)	164,490	157,620
MASTR Reperforming Loan Trust 1.902%, 1M USD LIBOR + 0.350%, 05/25/35 (144A) (b)	278,121	233,378
3.741%, 05/25/35 (144A) (b)	3,688,423	3,088,089
7.000%, 08/25/34 (144A)	342,464	341,915

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Morgan Stanley Mortgage Loan Trust 1.622%, 1M USD LIBOR + 0.070%, 06/25/36 (b)	586,366	$257,311
3.223%, 07/25/35 (b)	183,489	170,274
New Residential Mortgage Loan Trust 3.250%, 09/25/56 (144A) (b)	4,185,919	4,218,578
4.000%, 02/25/57 (144A) (b)	3,637,934	3,746,089
4.000%, 05/25/57 (144A) (b)	6,550,649	6,752,506
NovaStar Mortgage Funding Trust 1.519%, 1M LIBOR + 0.380%, 09/25/46 (b)	1,740,262	1,542,915
Provident Funding Mortgage Loan Trust 3.450%, 05/25/35 (b)	259,690	259,821
3.613%, 10/25/35 (b)	55,315	54,588
SACO I Trust 8.996%, 06/25/21 (144A) (b)	737,132	741,533
Structured Asset Mortgage Investments Trust 1.732%, 1M USD LIBOR + 0.180%, 07/25/46 (b)	224,617	202,622
Structured Asset Securities Corp. 1.902%, 1M USD LIBOR + 0.350%, 04/25/35 (144A) (b)	2,197,564	2,065,473
3.644%, 06/25/35 (144A) (b)	129,588	120,841
WaMu Mortgage Pass-Through Certificates Trust 1.812%, 1M USD LIBOR + 0.260%, 11/25/45 (b)	22,755	22,472
1.822%, 1M USD LIBOR + 0.270%, 12/25/45 (b)	1,566,668	1,561,896
1.842%, 1M USD LIBOR + 0.290%, 12/25/45 (b)	116,253	114,116
1.872%, 1M USD LIBOR + 0.320%, 08/25/45 (b)	138,563	138,735

		54,442,170

Commercial Mortgage-Backed Securities—0.1%
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	2,219,193	2,219,432

Total Mortgage-Backed Securities (Cost $58,475,329)		56,661,602

Short-Term Investments—1.1%

Repurchase Agreements—1.1%
Deutsche Bank AG Repurchase Agreement dated 12/29/17 at 1.390% to be repurchased at $22,003,398 on 01/02/18, collateralized by $22,379,000 U.S. Treasury Note at 2.000% due 08/31/21 with a value of $22,305,569.	22,000,000	22,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/17 at 0.400% to be repurchased at $2,392,728 on 01/02/18, collateralized by $2,355,000 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $2,444,535.	2,392,622	2,392,622

Total Short-Term Investments (Cost $24,392,622)		24,392,622

Securities Lending Reinvestments (g)—0.4%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.3%
Bank of Nova Scotia, London Repurchase Agreement dated 12/28/17 at 1.390% to be repurchased at $138,889 on 01/02/18, collateralized by $140,332 U.S. Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 01/11/18 - 02/15/47, with a value of $141,756.	138,863	$138,863
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/17 at 1.400% to be repurchased at $1,800,280 on 01/02/18, collateralized by $1,622,216 U.S. Treasury Obligations with rates ranging from 1.125% - 3.750%, maturity dates ranging from 03/31/20 - 08/15/41, with a value of $1,836,000.	1,800,000	1,800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $500,086 on 01/02/18, collateralized by $518,004 Cash, U.S. Treasury and Foreign Obligations with rates ranging from 0.875% - 2.375%, maturity dates ranging from 07/19/18 - 05/02/25, with a value of $508,398.	500,000	500,000
Repurchase Agreement dated 12/29/17 at 1.550% to be repurchased at $900,155 on 01/02/18, collateralized by $926,640 Foreign Obligations with rates ranging from 0.875% - 2.625%, maturity dates ranging from 07/19/18 - 06/10/25, with a value of $918,004.	900,000	900,000
Repurchase Agreement dated 12/29/17 at 1.900% to be repurchased at $500,106 on 01/02/18, collateralized by $513,005 Foreign Obligations with rates ranging from 0.500% - 2.125%, maturity dates ranging from 06/11/19 - 10/02/23, with a value of $510,002.	500,000	500,000
Natixis New York Repurchase Agreement dated 12/29/17 at 1.530% to be repurchased at $1,500,255 on 01/02/18, collateralized by $2,268,160 U.S. Government Agency Obligations with rates ranging from 1.721% - 6.849%, maturity dates ranging from 11/25/32 - 03/16/50, with a value of $1,530,261.	1,500,000	1,500,000
Pershing LLC Repurchase Agreement dated 12/29/17 at 1.440% to be repurchased at $1,500,240 on 01/02/18, collateralized by $4,523,491 U.S. Government Agency and Treasury Obligations with rates ranging from 1.170% - 11.500%, maturity dates ranging from 04/25/18 - 08/20/67, with a value of $1,530,000.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 08/01/17 at 1.520% to be repurchased at $251,626 on 01/02/18, collateralized by various Common Stock with a value of $278,413.	250,000	250,000
Repurchase Agreement dated 08/02/17 at 1.520% to be repurchased at $603,876 on 01/02/18, collateralized by various Common Stock with a value of $668,191.	600,000	600,000

		7,688,863

Time Deposits—0.1%
Australia New Zealand Bank 1.330%, 01/02/18	300,000	300,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Bank of Montreal 1.400%, 01/03/18	400,000	$400,000
Nordea Bank New York 1.300%, 01/02/18	300,000	300,000
Standard Chartered plc 1.490%, 01/02/18	400,000	400,000

		1,400,000

Total Securities Lending Reinvestments (Cost $9,088,863)		9,088,863

Total Investments—112.5% (Cost $2,464,097,934)		2,456,377,415
Other assets and liabilities (net)—(12.5)%		(273,552,895)

Net Assets—100.0%		$2,182,824,520

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	Principal only security.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2017, the market value of securities loaned was $8,880,987 and the collateral received consisted of cash in the amount of $9,088,863. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2017.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of 144A securities was $70,326,411, which is 3.2% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation
U.S. Treasury Note 5 Year Futures	03/29/18	320	USD	37,172,500	$46,924

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/18	(500)	USD	(76,500,000)	76,780

Net Unrealized Appreciation					$123,704

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(COF)—	Cost of Funds Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,952,274,612	$—	$1,952,274,612
Total Foreign Government*	—	183,265,426	—	183,265,426
Total Corporate Bonds & Notes*	—	143,110,436	—	143,110,436
Total Asset-Backed Securities*	—	87,583,854	—	87,583,854
Total Mortgage-Backed Securities*	—	56,661,602	—	56,661,602
Total Short-Term Investments*	—	24,392,622	—	24,392,622
Total Securities Lending Reinvestments*	—	9,088,863	—	9,088,863
Total Investments	$—	$2,456,377,415	$—	$2,456,377,415

Collateral for Securities Loaned (Liability)	$—	$(9,088,863)	$—	$(9,088,863)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$123,704	$—	$—	$123,704

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments at value (a) (b)	$2,456,377,415
Cash	32
Cash collateral for futures contracts	1,198,883
Receivable for:
TBA securities sold	24,358,063
Fund shares sold	469,826
Interest	7,598,849
Prepaid expenses	5,761
Other assets	57,861

Total Assets	2,490,066,690
Liabilities
Collateral for securities loaned	9,088,863
Payables for:
TBA securities purchased	296,227,942
Fund shares redeemed	555,952
Variation margin on futures contracts	110,625
Accrued Expenses:
Management fees	852,338
Distribution and service fees	91,603
Deferred trustees’ fees	116,618
Other expenses	198,229

Total Liabilities	307,242,170

Net Assets	$2,182,824,520

Net Assets Consist of:
Paid in surplus	$2,254,449,047
Undistributed net investment income	47,552,814
Accumulated net realized loss	(111,638,385)
Unrealized depreciation on investments and futures contracts	(7,538,956)

Net Assets	$2,182,824,520

Net Assets
Class A	$1,742,801,710
Class B	417,077,041
Class E	22,945,769
Capital Shares Outstanding*
Class A	149,611,947
Class B	35,991,597
Class E	1,976,780
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.65
Class B	11.59
Class E	11.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,464,097,934.
(b)	Includes securities loaned at value of $8,880,987.

Statement of Operations

Year Ended December 31, 2017

Investment Income
Interest	$48,256,861
Securities lending income	75,303

Total investment income	48,332,164
Expenses
Management fees	10,365,584
Administration fees	69,211
Custodian and accounting fees	147,906
Distribution and service fees—Class B	1,066,055
Distribution and service fees—Class E	36,443
Audit and tax services	69,586
Legal	39,251
Trustees’ fees and expenses	53,122
Shareholder reporting	117,008
Insurance	14,760
Miscellaneous	22,422

Total expenses	12,001,348
Less management fee waiver	(288,470)

Net expenses	11,712,878

Net Investment Income	36,619,286

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,290,276
Futures contracts	(3,610,884)

Net realized loss	(1,320,608)

Net change in unrealized appreciation on:
Investments	4,739,832
Futures contracts	33,517

Net change in unrealized appreciation	4,773,349

Net realized and unrealized gain	3,452,741

Net Increase in Net Assets From Operations	$40,072,027

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,619,286	$38,772,682
Net realized loss	(1,320,608)	(1,178,543)
Net change in unrealized appreciation (depreciation)	4,773,349	(7,584,640)

Increase in net assets from operations	40,072,027	30,009,499

From Distributions to Shareholders
Net investment income
Class A	(46,214,806)	(46,380,937)
Class B	(10,310,280)	(10,833,492)
Class E	(608,683)	(656,202)

Total distributions	(57,133,769)	(57,870,631)

Increase (decrease) in net assets from capital share transactions	7,266,461	(101,863,797)

Total decrease in net assets	(9,795,281)	(129,724,929)

Net Assets
Beginning of period	2,192,619,801	2,322,344,730

End of period	$2,182,824,520	$2,192,619,801

Undistributed net investment income
End of period	$47,552,814	$56,833,708

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	4,720,322	$55,294,938	4,804,242	$57,645,459
Reinvestments	3,980,604	46,214,806	3,897,558	46,380,937
Redemptions	(6,859,130)	(80,502,507)	(14,800,929)	(177,409,481)

Net increase (decrease)	1,841,796	$21,007,237	(6,099,129)	$(73,383,085)

Class B
Sales	2,724,063	$31,769,477	3,655,002	$43,654,247
Reinvestments	891,893	10,310,280	914,219	10,833,492
Redemptions	(4,609,499)	(53,754,525)	(6,744,711)	(80,333,027)

Net decrease	(993,543)	$(11,674,768)	(2,175,490)	$(25,845,288)

Class E
Sales	108,846	$1,270,561	128,976	$1,536,976
Reinvestments	52,609	608,683	55,329	656,202
Redemptions	(337,676)	(3,945,252)	(404,339)	(4,828,602)

Net decrease	(176,221)	$(2,066,008)	(220,034)	$(2,635,424)

Increase (decrease) derived from capital shares transactions		$7,266,461		$(101,863,797)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.74	$11.90	$12.11	$12.01	$12.36

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.21	0.17	0.16	0.13
Net realized and unrealized gain (loss) on investments	0.03	(0.05)	(0.10)	0.17	(0.22)

Total from investment operations	0.23	0.16	0.07	0.33	(0.09)

Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.28)	(0.23)	(0.26)

Total distributions	(0.32)	(0.32)	(0.28)	(0.23)	(0.26)

Net Asset Value, End of Period	$11.65	$11.74	$11.90	$12.11	$12.01

Total Return (%) (b)	1.93	1.28	0.57	2.81	(0.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.49	0.49	0.49
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	1.72	1.77	1.44	1.35	1.05
Portfolio turnover rate (%)	208 (d)	199 (d)	215 (d)	194 (d)	317 (d)
Net assets, end of period (in millions)	$1,742.8	$1,735.3	$1,830.7	$2,263.8	$2,094.9

	Class B
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.68	$11.84	$12.04	$11.95	$12.29

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.18	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.03	(0.05)	(0.09)	0.16	(0.21)

Total from investment operations	0.20	0.13	0.05	0.29	(0.11)

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.25)	(0.20)	(0.23)

Total distributions	(0.29)	(0.29)	(0.25)	(0.20)	(0.23)

Net Asset Value, End of Period	$11.59	$11.68	$11.84	$12.04	$11.95

Total Return (%) (b)	1.68	1.02	0.31	2.55	(0.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.47	1.52	1.20	1.10	0.80
Portfolio turnover rate (%)	208 (d)	199 (d)	215 (d)	194 (d)	317 (d)
Net assets, end of period (in millions)	$417.1	$432.1	$463.5	$493.2	$524.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.70	$11.85	$12.06	$11.97	$12.31

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19	0.16	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.03	(0.04)	(0.11)	0.16	(0.21)

Total from investment operations	0.21	0.15	0.05	0.30	(0.10)

Less Distributions
Distributions from net investment income	(0.30)	(0.30)	(0.26)	(0.21)	(0.24)

Total distributions	(0.30)	(0.30)	(0.26)	(0.21)	(0.24)

Net Asset Value, End of Period	$11.61	$11.70	$11.85	$12.06	$11.97

Total Return (%) (b)	1.77	1.20	0.40	2.56	(0.75)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	1.57	1.62	1.30	1.20	0.90
Portfolio turnover rate (%)	208 (d)	199 (d)	215 (d)	194 (d)	317 (d)
Net assets, end of period (in millions)	$22.9	$25.2	$28.1	$33.0	$37.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 57%, 86%, 87%, 68% and 137% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), (formerly, MetLife Advisers, LLC), currently offers thirty series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of the Adviser and Brighthouse Securities, LLC (the “Distributor”), from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which the Adviser and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Portfolio’s subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its net asset value (“NAV”) or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $24,392,622. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,688,863. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(2,066,288)	$—	$—	$—	$(2,066,288)
Foreign Government	(7,022,575)	—	—	—	(7,022,575)
Total	$(9,088,863)	$—	$—	$—	$(9,088,863)
Total Borrowings	$(9,088,863)	$—	$—	$—	$(9,088,863)
Gross amount of recognized liabilities for securities lending transactions					$(9,088,863)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$123,704

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,610,884)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$33,517

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

For the year ended December 31, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,916,667
Futures contracts short	(136,550,000)

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,897,080,396	$148,237,655	$4,788,681,790	$211,552,527

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2017 were as follows:

Purchases	Sales
$3,781,697,058	$3,803,081,696

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2017	% per annum	Average Daily Net Assets
$10,365,584	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the year ended December 31, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust under the transfer agency agreement. Prior to the separation on August 4, 2017, Metropolitan Life Insurance Company served as the transfer agent for the Trust and received no fees for its services under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B and E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2017 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2017—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2017 was as follows:

Cost basis of investments	$2,476,069,073
Gross unrealized appreciation	18,851,281
Gross unrealized depreciation	(38,542,939)

Net unrealized appreciation (depreciation)	$(19,691,658)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$57,133,769	$57,870,631	$—	$—	$57,133,769	$57,870,631

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$47,670,258	$—	$(19,691,658)	$(99,544,369)	$(71,565,769)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $701,286 and post-enactment long-term accumulated capital losses in the amount of $98,843,083, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management has adopted the Rule’s Regulation S-X amendments and believes that the Portfolio’s financial statements are in compliance with the Rule.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Brighthouse Funds Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust II, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Brighthouse Funds Trust II as of December 31, 2017, the results of its operations the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (57)	Trustee	Indefinite; From May 2016 (BHF I and BHF II) to present	Chief Investments Officer, Brighthouse Financial Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (51)	Trustee and Chairman of the Board	Indefinite; From December 2000 (BHF I)/ May 2009 (BHF II) to present as Trustee; From May 2016 (BHF I and BHF II) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (58)	Trustee	Indefinite; From December 2000 (BHF I)/ April 2012 (BHF II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

Robert J. Boulware (61)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (65)	Trustee	Indefinite; From March 2008 (BHF I)/ April 2012 (BHF II) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (66)	Trustee	Indefinite; From May 2003 (BHF I)/ April 2012 (BHF II) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (61)	Trustee	Indefinite; From January 2014 (BHF I and BHF II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	Trustee, BMT Investment Funds

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (44)	President and Chief Executive Officer, of BHF I and BHF II	From May 2016 (BHF I and BHF II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (46)	Chief Financial Officer and Treasurer, of BHF I and BHF II	From November 2017 (BHF I and BHF II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); formerly, Vice President, MetLife Advisers LLC (2012-August 2017) and Assistant Treasurer, Trust I and Trust II (2012-November 2017).

Andrew L. Gangolf (63)	Secretary, of BHF I and BHF II	From May 2011 (BHF I and BHF II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Associate General Counsel, Vice President Brighthouse Financial (2017 to present); formerly, Senior Vice President, MetLife Advisers, LLC; (2011 to 2017), Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (54)	Chief Compliance Officer (“CCO”), of BHF I and BHF II	From February 2014 (BHF I and BHF II) to present	Senior Vice President and Chief Compliance Officer, Brighthouse Investment Advisers, LLC; Vice President Brighthouse Financial (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 30 BHF II Portfolios.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 28-30, 2017 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 25-26, 2017 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information about the markets and the Sub-Advisers. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers, trading practices, financial condition, relevant compliance programs and personnel matters, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. At the October Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that the results of the performance comparisons may vary depending on the end dates for the performance periods that were selected and on the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s or the Sub-Advisers’ affiliations and business relationships, as relevant, and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2017, and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2017. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2017. The Board also noted that the Portfolio underperformed its blended benchmark for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2016 and December 31, 2017 were $1,364,001 and $1,399,518, respectively.

(b)	Audit-Related Fees

During the fiscal years ended December 31, 2016 and December 31, 2017, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the period ended June 30, 2017; and (ii) related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2016.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2016 and December 31, 2017 were $191,095 and $203,424, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2016 and for the fiscal year end December 31, 2017.

During the fiscal years ended December 31, 2016 and December 31, 2017, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2016 and December 31, 2017 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2016 and December 31, 2017, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)	Not applicable.

(f)	Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2016 and 2017 were $175,414 and $38,803, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2018

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2018